File No. 033-45961

File No. 811-06569

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.
Post-Effective Amendment No. 163	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 163	☒

IVY FUNDS

(a Delaware statutory trust)

(Exact Name as Specified in Charter)

6300 Lamar Avenue, Overland Park, Kansas	66202-4200
(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, including Area Code (913) 236-2000

Philip A. Shipp

6300 Lamar Avenue

Overland Park, Kansas 66202-4200

(Name and Address of Agent for Service)

It is proposed that this filing will become effective

☐	immediately upon filing pursuant to paragraph (b)
☒	on January 31, 2019 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

DECLARATION REQUIRED BY RULE 24f-2

The issuer has registered an indefinite amount of its securities under the Securities Act of 1933 pursuant to Rule 24f-2. Notice for the Registrant’s fiscal year ended September 30, 2018 was filed on December 18, 2018.

Prospectus IVY FUNDS JANUARY 31, 2019

Ticker
	Class A	Class B	Class C	Class E	Class I	Class N	Class R	Class Y
FIXED INCOME FUNDS
Ivy Apollo Strategic Income Fund	IAPOX		ICPOX		IIPOX	IRPOX		IYPOX
Ivy California Municipal High Income Fund	IMHAX		IMHCX		IMHIX			IMHYX
Ivy Corporate Bond Fund	IBJAX	IBJBX	IBJCX	IBJEX	IBJIX	IBJNX	IBJRX	IBJYX
Ivy Crossover Credit Fund	ICKAX			ICKEX	ICKIX	ICKNX	ICKRX	ICKYX
Ivy Government Securities Fund	IGJAX	IGJBX	IGJCX	IGJEX	IGJIX	IGJNX	IGJRX	IGJYX
Ivy Pictet Emerging Markets Local Currency Debt Fund	IECAX		IECCX	IECEX	IECIX	IMMCX	IECRX	IECYX
Ivy Pictet Targeted Return Bond Fund	IRBAX		IRBCX		IRBIX	IRBRX		IRBYX
Ivy PineBridge High Yield Fund	IPNAX				IPNIX	IPNNX	IPNRX

GLOBAL/INTERNATIONAL FUND
Ivy IG International Small Cap Fund	IVJAX		IVJCX		IVJIX	IVJRX		IVJYX

SPECIALTY/ALLOCATION FUND
Ivy Apollo Multi-Asset Income Fund	IMAAX		IMACX		IMAIX	IMURX		IMAYX

MONEY MARKET FUND
Ivy Cash Management Fund	IAAXX	IABXX	IACXX

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission (SEC), paper copies of the Funds’ Annual and Semiannual Shareholder Reports no longer will be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Ivy Investments website (www.ivyinvestments.com), and you will be notified by mail each time a report is posted, and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (e.g., a broker-dealer or bank) or, if you are a direct investor, by calling 1-888-923-3355 or by enrolling at www.ivyinvestments.com.

You may elect to receive all future reports in paper format free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you may call 1-888-923-3355 to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper format will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Fund Complex if you invest directly with the Funds.

The Securities and Exchange Commission has not approved or disapproved these securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

CONTENTS

SUMMARIES — FIXED INCOME FUNDS

3	Ivy Apollo Strategic Income Fund

13	Ivy California Municipal High Income Fund

19	Ivy Corporate Bond Fund

25	Ivy Crossover Credit Fund

31	Ivy Government Securities Fund

37	Ivy Pictet Emerging Markets Local Currency Debt Fund

44	Ivy Pictet Targeted Return Bond Fund

52	Ivy PineBridge High Yield Fund

SUMMARY — GLOBAL/INTERNATIONAL FUND

58	Ivy IG International Small Cap Fund

SUMMARY — SPECIALTY/ALLOCATION FUND

64	Ivy Apollo Multi-Asset Income Fund

SUMMARY — MONEY MARKET FUND

75	Ivy Cash Management Fund

79	Additional Information about Principal Investment Strategies, Other Investments and Risks

116	The Management of the Funds

116	Investment Adviser

116	Investment Subadvisers

117	Management Fee

118	Portfolio Management

121	Your Account

121	Choosing a Share Class

133	Ways to Set Up Your Account (for Class A and Class C Shares)

134	Ivy InvestEd Plan Account Registration

134	Pricing of Fund Shares

135	Buying Shares

138	Selling Shares

142	Exchange Privileges

146	Distributions and Taxes

151	Financial Highlights

A-1	Appendix A: Hypothetical Investment and Expense Information

B-1	Appendix B: Intermediary Sales Charge Discounts and Waivers

2	Prospectus

Ivy Apollo Strategic Income Fund

Objectives

To seek to provide a high level of current income. Capital appreciation is a secondary objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in funds within Ivy Funds and/or InvestEd Portfolios. More information about these and other discounts is available from your financial professional, as well as in the Sales Charge Reductions section on page 124 of the Fund’s prospectus, in the Purchase, Redemption and Pricing of Shares section on page 120 of the Fund’s statement of additional information (SAI) and in Appendix B — Intermediary Sales Charge Discounts and Waivers.

Shareholder Fees

(fees paid directly from your investment)	Class A		Class C		Class I	Class N	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None		None	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00%	[1]	1.00%	[1]	None	None	None
Maximum Account Fee	$20	[2]	None		None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class C	Class I		Class N		Class Y
Management Fees	0.68%	0.68%	0.68%		0.68%		0.68%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%		0.00%		0.25%
Other Expenses	0.23%	0.34%	0.25%		0.10%		0.24%
Acquired Fund Fees and Expenses[3]	0.01%	0.01%	0.01%		0.01%		0.01%
Total Annual Fund Operating Expenses[4]	1.17%	2.03%	0.94%		0.79%		1.18%
Fee Waiver and/or Expense Reimbursement[5,6]	0.01%	0.17%	0.26%		0.11%		0.07%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.16%	1.86%	0.68%	[7]	0.68%	[7]	1.11%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

With limited exceptions, for Class A shares, if your Fund account balance is below $650 at the start of business on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20.

[3]

Acquired Fund Fees and Expenses sets forth the Fund’s pro rata portion of the cumulative expenses charged by an exchange-traded fund (ETF) in which the Fund invested during the last fiscal year. The actual Acquired Fund Fees and Expenses will vary with changes in the allocations of the Fund’s assets. The Acquired Fund Fees and Expenses shown are based on the total expense ratio of the ETF for the ETF’s most recent fiscal year. These expenses are not direct costs paid by Fund shareholders, and are not used to calculate the Fund’s NAV.

[4]

The Total Annual Fund Operating Expenses ratio shown in this table does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.

[5]

Through January 31, 2020, Ivy Investment Management Company (IICO), the Fund’s investment manager, Ivy Distributors, Inc. (IDI), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) for the Fund’s Class A shares at 1.15%, Class C shares at 1.85%, Class I shares and Class N shares at 0.67%; and Class Y shares at 1.10%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees of Ivy Funds (Board).

[6]

Through January 31, 2020, IDI and/or WISC have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class N shares and Class Y shares do not exceed the total annual ordinary fund operating expenses of the Class I shares and Class A shares, respectively, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated without the consent of the Board.

[7]

The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because it has been restated to reflect a change in the Fund’s contractual class waiver.

Fixed Income Funds	Prospectus	3

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that expenses were capped for a one-year period, as indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$686	$924	$1,181	$1,913
Class C Shares	189	620	1,077	2,345
Class I Shares	69	274	495	1,131
Class N Shares	69	241	428	968
Class Y Shares	113	368	642	1,426

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$686	$924	$1,181	$1,913
Class C Shares	189	620	1,077	2,345
Class I Shares	69	274	495	1,131
Class N Shares	69	241	428	968
Class Y Shares	113	368	642	1,426

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.

Principal Investment Strategies

Ivy Apollo Strategic Income Fund seeks to achieve its objectives by allocating its assets among three different investment strategies, or “sleeves,” which IICO believes are generally complementary to each other: a total return strategy, a global bond strategy and a high income strategy. IICO and Apollo Credit Management, LLC (Apollo), the Fund’s subadviser and a subsidiary of Apollo Global Management, LLC (together with its consolidated subsidiaries, including Apollo, Apollo Global) (collectively, IICO and Apollo are referred to for this Fund as the Investment Manager), provide day-to-day management for one or more of these investment sleeves according to the following general allocation:

∎	Total Return Strategy (Apollo): 20% Target Allocation

∎	Global Bond Strategy (IICO): 10% — 70% Flexible Allocation

∎	High Income Strategy (IICO): 10% — 70% Flexible Allocation

The Investment Managers will act independently from the other and each will utilize its own distinct investment style for the sleeve(s) that it manages, subject to the Fund’s investment objectives, strategies and restrictions and the overall supervision of the Board.

IICO will rebalance the Fund’s assets on a periodic basis (as determined by IICO) to return the total return strategy to its target 20% allocation. However, market movements may cause the Fund’s allocation to that sleeve to differ from the 20% allocation between rebalances. For each of the global bond strategy and the high income strategy, the allocation ranges noted above are target projections only and IICO or market movements (or a combination of both) from time to time may cause the Fund’s allocation to one or both of those sleeves to exceed those ranges; likewise, IICO may change the ranges from time to time based on current or anticipated market conditions and/or IICO’s views on the broader market and its economic outlook.

Information about each strategy is set forth below.

Total Return Strategy Sleeve:

Apollo invests the assets allocated to the total return strategy using a multi-sector approach across a broad range of credit-oriented markets with a primary, but not exclusive, focus on non-investment grade credit. Apollo uses a flexible value investment style and allocates its assets across four areas: U.S. corporate credit, global corporate credit, structured credit, and real estate. Apollo invests the assets allocated to this strategy in both secured and unsecured credit assets or instruments such as: corporate credit, bank loans (including senior loans or lower-rated loans), high yield or “junk” bonds, stressed or distressed credit assets; residential loans and

4	Prospectus	Fixed Income Funds

mortgage backed securities; middle market loans, collateralized loan obligations (CLOs), commercial real estate loans and mortgage-backed securities; asset-backed securities; liquid and illiquid opportunistic investments; emerging market investments; stock or equity-linked securities received following a corporate reorganization or restructuring process; non-performing loans; structured credit assets; infrastructure and infrastructure-related investments; and any other asset or instrument having a similar target return profile.

Apollo expects to access these markets through a combination of primary and secondary markets, as well as selectively relying on proprietary origination. Apollo may invest in securities globally but generally intends to focus on pursuing opportunities in North America, Europe and emerging markets. The strategy is unconstrained (meaning that it is not limited by the types of investments in a particular securities index, nor is it limited to any single type of investment strategy) and Apollo expects to achieve significant diversification across sectors, geographies, industries and issuers, although such diversification will be constrained by the liquidity and leveraging requirements of the Investment Company Act of 1940, as amended. Investments may be of any level of liquidity and maturity, and of any credit quality.

Global Bond Strategy Sleeve:

IICO invests the assets allocated to the global bond strategy in a diversified portfolio of bonds of foreign and U.S. issuers. The sleeve may invest in debt securities, including secured and unsecured loan assignments, loan participations and other loan instruments (loans), issued by foreign or U.S. companies of any size, including those in emerging markets, as well as in debt securities issued by foreign or U.S. governments. IICO may invest all of the assets in the sleeve in foreign securities and in securities denominated in currencies other than the U.S. dollar. The sleeve may invest in securities of any maturity.

Under normal circumstances, IICO will invest at least 40% (or, if IICO deems it warranted by market conditions, at least 30%) of the total assets allocated to this sleeve in securities of non-U.S. issuers.

The sleeve may invest in both investment and non-investment grade securities. It may invest up to 100% of the sleeve assets in non-investment grade bonds, commonly called “high yield” or “junk bonds,” primarily of foreign issuers, that include bonds rated BB+ or lower by S&P Global Ratings, a division of S&P Global Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by IICO to be of comparable quality. The sleeve will invest in non-investment grade securities only if IICO deems the risks to be consistent with the Fund’s objectives. The sleeve also may invest in equity securities of foreign and U.S. issuers.

Many of the companies in which the sleeve may invest have diverse operations, with products or services in foreign markets. Therefore, the sleeve may have indirect exposure to various foreign markets through investments in these companies, even if the sleeve is not invested directly in such markets.

IICO may look at a number of factors in selecting securities for the sleeve, including: identifying fundamental global themes; country analysis (economic, legislative/judicial and demographic trends); credit analysis of the issuer (financial strength, cash flow, balance sheet, management, strategy and accounting); the maturity, quality, and denomination (U.S. dollar, euro, yen) of the issue; domicile and market share of the issuer; and analysis of the issuer’s profit history through various economic cycles.

High Income Strategy Sleeve:

IICO invests the assets allocated to the high income strategy primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, including secured and unsecured loan assignments, loan participations and other loan instruments (loans) of U.S. and foreign issuers, the risks of which are, in IICO’s judgment, consistent with the Fund’s objectives. IICO invests the assets allocated to this sleeve primarily in lower-quality debt securities, which include debt securities rated BBB+ or lower by S&P, or comparably rated by another NRSRO or, if unrated, determined by IICO to be of comparable quality. IICO may invest an unlimited amount of the assets allocated to this sleeve in junk bonds, as described above. IICO may invest assets allocated to the high income strategy in fixed-income securities of any maturity and in companies of any size.

IICO may invest up to 100% of the sleeve’s assets in foreign securities that are denominated in U.S. dollars or foreign currencies. Many of the companies in which the sleeve may invest have diverse operations, with products or services in foreign markets. Therefore, the sleeve may have indirect exposure to various foreign markets through investments in these companies, even if the sleeve is not invested directly in such markets.

IICO also may invest the sleeve’s assets in private placements and other restricted securities.

Although IICO considers credit ratings in selecting investments for the sleeve, IICO bases its investment decisions for a particular instrument primarily on its own credit analysis and not on a NRSRO’s credit rating. IICO may look at a number of factors in selecting securities for the sleeve, beginning with a primarily bottom-up (researching individual issuers) analysis of a company’s fundamentals, including financial strength, growth of operating cash flows, strength of management, borrowing requirements, improving credit metrics, potential to improve credit standing, responsiveness to changes in interest rates and business conditions, strength of business model, and capital structure and future capital needs, and progressing to consideration of the current economic environment, the direction and level of interest rates and inflation, and industry fundamentals and trends in the general economy.

IICO also may conduct a screening of issuers to narrow the investment universe, and considers characteristics such as yield, performance, maturity and relative value across and within sectors.

IICO attempts to optimize the sleeve’s risk/reward by investing in the debt portion of the capital structure that IICO believes to be most attractive, which may include secured and/or unsecured loans, floating rate notes and/or secured and/or unsecured high-yield

Fixed Income Funds	Prospectus	5

bonds. For example, if IICO believes that market conditions are favorable for a particular type of fixed-income instrument, such as high yield bonds, most or all of the fixed-income instruments in which the sleeve invests may be high yield bonds. Similarly, if IICO believes that market conditions are favorable for loans, most or all of the fixed-income instruments in which the sleeve invests may be loans, including second-lien loans which are lower in the capital structure and less liquid than first-lien (senior) loans.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objectives. These include:

∎

Asset Allocation Risk. Although asset allocation among different sleeves and asset categories generally tends to limit risk and exposure to any one sleeve, the risk remains that the allocation of assets may skew toward a sleeve that performs poorly relative to the Fund’s other sleeves, or to the market as a whole, which could result in the Fund performing poorly.

∎

Capital Repatriation Risk. Capital repatriation involves the transfer of corporate money or property from a foreign country back to its home country. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times from the date of such investments or even indefinitely. If the Investment Manager is unable to repatriate capital from its investments, in whole or in part, this may have an adverse effect on the cash flows and/or performance of the Fund.

∎

Collateralized Loan Obligations Risk. A collateralized loan obligation (CLO) is an investment vehicle backed by a pool of commercial or personal loans, structured so that there are several classes of bondholders with varying maturities, called “tranches.” CLOs issue classes or tranches of securities that vary in risk and yield, and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the type of the underlying loans and the tranche of the CLO in which the Fund invests.

∎	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

∎

Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

∎

Debt Instruments Risk. The Fund primarily invests in debt and credit-related instruments. Such debt may be unsecured and structurally or contractually subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such debt investments may not be protected by financial covenants or limitations upon additional indebtedness and there is no minimum credit rating for such debt investments. Other factors may materially and adversely affect the market price and yield of such debt investments, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. Many of the debt instruments in which the Fund may invest may have speculative characteristics. Debt securities may be subject to credit risk, duration risk, extension risk, income risk, interest rate risk, liquidity risk and reinvestment risk, among other risks.

∎

Distressed Securities Risk. The Fund may invest in debt securities issued by companies that are involved in reorganizations, financial restructurings or bankruptcy. Such distressed debt securities are speculative and involve substantial risks in addition to the risks of investing in lower-grade debt securities. In certain periods, there may be little or no liquidity in the markets for distressed securities. The prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility and it may be difficult to value such securities. The Fund may lose a substantial portion or all of its investment in distressed securities or may be required to accept cash, securities or other property with a value less than its original investment.

∎

Duration Risk. Duration risk is the risk that longer-duration debt securities are more likely to decline in price than shorter-duration debt securities in a rising interest rate environment. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes.

∎

Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries. Emerging markets are more susceptible to capital controls, governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less efficient trading markets.

∎

Equity-Linked Securities Risk. An equity-linked security is a type of debt instrument that is linked to the equity market. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies.

∎

Extension Risk. A rise in interest rates could cause borrowers to pay back the principal on certain debt securities more slowly than expected, thus lengthening the average life of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities.

6	Prospectus	Fixed Income Funds

∎

Foreign Currency Risk. Foreign securities may be denominated in foreign currencies. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets.

∎

Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

∎

Foreign Government Obligations and Securities of Supranational Entities Risk. Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Such investments are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal. Factors which may influence the ability or willingness of a foreign government or country to service debt include a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies, the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. There may be no legal or bankruptcy process for collecting sovereign debt.

∎

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; social, political or economic instability; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; adverse foreign tax consequences; different and/or less stringent financial reporting standards; and settlement, custodial or other operational delays. The risks may be exacerbated in connection with investments in emerging markets.

World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

∎

Income Risk. The risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines, or income decline within a security. The amount and rate of distributions that the Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

∎

Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund’s securities, especially securities with longer maturities. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A decline in interest rates may cause the Fund to experience a decline in its income. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising rates. The Fund may be subject to heightened interest rate risk as a result of a rise or anticipated rise in interest rates. In addition, a general rise in rates may result in decreased liquidity and increased volatility in the fixed-income markets generally.

∎

Investments in Loans Secured by Real Estate Risk. The Fund may invest in loans secured by real estate (other than mortgage-backed securities) and may, as a result of default, foreclosure or otherwise, hold real estate assets. Special risks associated with such investments include changes in the general economic climate or local conditions (such as an oversupply of space or a reduction in demand for space), competition based on rental rates, attractiveness and location of the properties, changes in the financial condition of tenants, and changes in operating costs. Real estate values also are affected by such factors as government regulations (including those governing usage, improvements, zoning and taxes), interest rate levels, the availability of financing and potential liability under changing environmental and other laws.

∎

Investments in Structured Products Risk. The Fund may invest in securities backed by, or representing interests in, certain underlying instruments (“structured products”). The terms of the instrument may be determined or structured by the purchaser and the issuer of the instrument. The performance of structured products will be affected by a variety of factors, including its priority in the capital structure of the issuer, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets.

∎

Large Company Risk. Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of

Fixed Income Funds	Prospectus	7

economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

∎

Liquidity Risk. Generally, a security is liquid if the Fund is able to sell the security at a fair price within a reasonable time. Liquidity generally is related to the market trading volume for a particular security. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly.

∎

Loan Origination Risk. The Fund may seek to originate loans, including, but not limited to, secured and unsecured notes, senior and second lien loans, mezzanine loans, and other similar investments. The Fund will retain all fees received in connection with originating or structuring the terms of any such investment. The Fund may subsequently offer such investments for sale to third parties, which could include certain other investment funds or separately managed accounts managed by the Investment Manager; provided, that there is no assurance that the Fund will complete the sale of such an investment. If the Fund is unable to sell, assign or successfully close transactions for the loans that it originates, the Fund will be forced to hold its interest in such loans for an indeterminate period of time. This could result in the Fund’s investments being over-concentrated in certain borrowers.

∎

Loan Risk. In addition to the risks typically associated with fixed-income securities, loans carry other risks, including the risk of insolvency of the lending bank or other intermediary. The risks associated with loans are similar to the risks of low-rated debt securities or “junk” bonds since loans typically are below investment grade. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be difficult to value, sometimes trade infrequently on the secondary market and generally are subject to extended settlement periods. Any of these factors may impair the Fund’s ability to sell or realize the full value of its loans in the event of a need to liquidate such loans. Accordingly, loans that have been sold may not be immediately available to meet redemptions. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of the collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy and other insolvency laws. These risks could cause the Fund to lose income or principal on a particular investment, which could affect the Fund’s returns. In addition, loans also are subject to the risk that a court could subordinate the loan to presently existing or future indebtedness or take other action detrimental to the holders of the loan. Further, in the event of a default, second or lower lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. Loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions.

With loan assignments, as an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. With loan participations, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if the Fund could enforce its rights directly against the borrower.

∎

Loans to Private and Middle Market Companies Risk. Loans to private and middle market companies involve a number of particular risks that may not exist in the case of loans to large public companies, including:

∎

these companies may have limited financial resources and limited access to additional financing, which may increase the risk of their defaulting on their obligations, leaving creditors such as the Fund dependent on any guarantees or collateral they may have obtained;

∎

these companies frequently have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

∎	there may not be as much information publicly available about these companies as would be available for public companies and such information may not be of the same quality; and

∎

these companies are more likely to depend on the management talents and efforts of a small group of persons; as a result, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on these companies’ ability to meet their obligations.

∎

Low-Rated Securities Risk. In general, low-rated debt securities (commonly referred to as “high yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these bonds are considered speculative and could significantly weaken the Fund’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations. In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Issuers of securities that are in default or

8	Prospectus	Fixed Income Funds

have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities.

∎

Management Risk. Fund performance is primarily dependent on the Investment Manager’s skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.

∎

Market Risk. Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Further, stocks in the Index may underperform other equity investments. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value. At times, the Fund may become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector. Additionally, global economies and financial markets are becoming increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

∎

Mid Size Company Risk. Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

∎

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities are subject to prepayment risk and extension risk. When interest rates decline, unscheduled prepayments can be expected to accelerate, shortening the average lives of such securities, and the Fund may be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments also would limit the potential for capital appreciation on mortgage-backed and asset-backed securities, thereby reducing the Fund’s income. Conversely, when interest rates rise, the values of mortgage-backed and asset-backed securities generally fall. Rising interest rates typically result in decreased prepayments and longer average lives of such securities. This could cause the value of such securities to be more volatile or decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities.

Certain mortgage-backed securities are U.S. government securities. See U.S. Government Securities Risk for the risks of these types of securities. For non-U.S. government securities, there is the risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government or supported by the right of the issuer to borrow from the U.S. government.

∎

Multi-Manager Risk. While IICO monitors the investments of Apollo in addition to the overall management of the Fund, including rebalancing the Fund’s target allocations, IICO and Apollo make investment decisions for their investment sleeves independently from one another. It is possible that the investment styles used by Apollo or IICO will not always complement each other, which could adversely affect the performance of the Fund. As a result, the Fund’s aggregate exposure to a particular industry or group of industries, or to a single issuer, could unintentionally be larger or smaller than intended.

∎

Private Placements and Other Restricted Securities Risk. Restricted securities, which include private placements, are securities that are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. Privately placed securities and other restricted securities will have the effect of increasing the level of Fund illiquidity to the extent the Fund finds it difficult to sell these securities when the Investment Manager believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid or less than the fair market value. At times, the illiquidity of the market, as well as the lack of publicly available information regarding these securities also may make it difficult to determine the fair value of such securities for purposes of computing the NAV of the Fund.

∎

Real Estate Industry Risk. Investment risks associated with investing in real estate securities, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants. To the extent the Fund’s investments are concentrated in particular geographical regions or types of real estate companies, the Fund may be subject to certain of these risks to a greater degree.

∎

Reinvestment Risk. A decline in interest rates may cause issuers to prepay higher-yielding securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.

∎

Senior Loan Risk. The Fund may invest in senior (or first-lien) loans, including either fixed- or floating-rate (sometimes referred to as “adjustable rate”) loans, which hold a senior position in the capital structure of U.S. and foreign corporate issuers. Under normal circumstances, senior loans have priority of claim ahead of other obligations of a borrower in the event of liquidation. Senior loans may be collateralized or uncollateralized. They pay interest at rates that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates. The risks associated with senior loans are similar to the risks of junk bonds,

Fixed Income Funds	Prospectus	9

although senior loans typically are senior and secured, whereas junk bonds often are subordinated and unsecured. Investments in senior loans typically are below investment grade and are considered speculative because of the credit risk of their issuers. In addition to the risks typically associated with debt securities, such as credit risk and interest rate risk, senior loans also are subject to the risk that a court could subordinate a senior loan to presently existing or future indebtedness or take other action detrimental to the holders of senior loans. Senior loans are subject to prepayment risk. If a borrower prepays a senior loan, the Fund will have to reinvest the proceeds in other senior loans or securities that may pay lower interest rates.

∎

Small Company Risk. Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

∎

U.S. Government Securities Risk. Certain U.S. government securities, such as U.S. Treasury (Treasury) securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. Other U.S. government securities, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB), are not backed by the full faith and credit of the U.S. government and, instead, may be supported only by the credit of the issuer or by the right of the issuer to borrow from the Treasury.

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the Fund’s returns with those of various broad-based securities market indexes and Morningstar and Lipper peer groups (each comprised of a universe of mutual funds with investment objectives similar to that of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. Unlike the returns in the chart, the returns in the table reflect the maximum applicable sales charges for the Fund.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary. Return After Taxes on Distributions and Sale of Fund Shares may be better than Return Before Taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyinvestments.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 2.64% (the third quarter of 2016) and the lowest quarterly return was -1.81% (the fourth quarter of 2018).

10	Prospectus	Fixed Income Funds

Average Annual Total Returns

as of December 31, 2018	1 Year	Life of Class
Class A (began on 10-01-2015)
Return Before Taxes	-6.30%	1.01%
Return After Taxes on Distributions	-8.01%	-0.71%
Return After Taxes on Distributions and Sale of Fund Shares	-3.68%	0.03%
Class C (began on 10-01-2015)
Return Before Taxes	-1.35%	2.13%
Class I (began on 10-01-2015)
Return Before Taxes	-0.29%	3.19%
Class N (began on 10-01-2015)
Return Before Taxes	-0.23%	3.23%
Class Y (began on 10-01-2015)
Return Before Taxes	-0.50%	2.92%

Indexes	1 Year	Life of Class

50% Bloomberg Barclays Global Credit 1-10 Year Hedged Index + 50% ICE BofAML US High Yield Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 10-01-2015) (The Fund’s blended benchmark changed from 50% Bloomberg Barclays Multiverse Index + 50% ICE BofAML US High Yield Index to 50% Bloomberg Barclays Global Credit 1-10 Year Hedged Index + 50% ICE BofAML US High Yield Index effective May 2018. IICO believes that the blended benchmark of 50% Bloomberg Barclays Global Credit 1-10 Year Hedged Index + 50% ICE BofAML US High Yield Index is more reflective of the types of securities in which the Fund invests than the prior blended benchmark.)

	-0.95%	4.72%
50% Bloomberg Barclays Multiverse Index + 50% ICE BofAML US High Yield Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 10-01-2015)	-1.78%	4.24%
Bloomberg Barclays Global Credit 1-10 Year Hedged Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 10-01-2015) (The Fund’s benchmark component changed from Bloomberg Barclays Multiverse Index to Bloomberg Barclays Global Credit 1-10 Year Hedged Index effective May 2018. IICO believes that the benchmark component of Bloomberg Barclays Global Credit 1-10 Year Hedged Index is more reflective of the types of securities in which the Fund invests than the prior benchmark component.)	0.34%	3.38%
Bloomberg Barclays Multiverse Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 10-01-2015)	-1.36%	2.39%
ICE BofAML US High Yield Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 10-01-2015)	-2.27%	6.04%
Morningstar Multisector Bond Category Average (net of fees and expenses) (Life of Class index comparison begins on 10-01-2015)	-1.77%	3.21%
Lipper Multi-Sector Income Funds Universe Average (net of fees and expenses) (Life of Class index comparison begins on 10-01-2015)	-1.61%	3.24%

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO) and the total return strategy is subadvised by Apollo Credit Management, LLC (Apollo).

Portfolio Managers

Each of the following (except as noted) has managed all or a portion of the Fund since its inception in October 2015:

∎	Mark G. Beischel, Senior Vice President of IICO

∎	Chad A. Gunther, Senior Vice President of IICO

∎	James Zelter, President of Apollo

∎	Joseph Moroney*, CFA, Senior Portfolio Manager of Apollo

*	Mr. Moroney assumed co-investment management responsibilities for Ivy Apollo Strategic Income Fund effective April 2018.

Fixed Income Funds	Prospectus	11

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by WISC if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), by telephone (Class A and Class C shares: 800.777.6472) or via the internet if you have completed an Express Transaction Authorization Form (www.ivyinvestments.com) (Class A and Class C shares). If your shares are not held in a Direct Account (such as for Class N shares), please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund. Purchases and redemptions of Fund shares in Direct Accounts through Waddell & Reed, Inc. (Waddell & Reed) as your broker will be reviewed by Waddell & Reed to ensure they are in good order and then forwarded to WISC and will be processed at the Fund’s NAV per share next calculated after your order is received in proper form by WISC.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or IDI may reduce or waive the minimums in some cases:

For Class A and Class C:
To Open an Account	$750
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class I, Class N and Class Y:
Please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income or long-term capital gain unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case you may be taxed upon withdrawal of monies from the tax-advantaged arrangement.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

12	Prospectus	Fixed Income Funds

Ivy California Municipal High Income Fund

Objective

To seek to provide a high level of current income that is not subject to Federal and California income tax.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in funds within Ivy Funds and/or InvestEd Portfolios. More information about these and other discounts is available from your financial professional, as well as in the Sales Charge Reductions section on page 124 of the Fund’s prospectus, in the Purchase, Redemption and Pricing of Shares section on page 120 of the Fund’s statement of additional information (SAI) and in Appendix B — Intermediary Sales Charge Discounts and Waivers.

Shareholder Fees

(fees paid directly from your investment)	Class A		Class C		Class I	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.25%		None		None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00%	[1]	1.00%	[1]	None	None
Maximum Account Fee	$20	[2]	None		None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class C	Class I	Class Y
Management Fees	0.52%	0.52%	0.52%	0.52%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%
Other Expenses	0.55%	0.56%	0.68%	0.67%
Total Annual Fund Operating Expenses	1.32%	2.08%	1.20%	1.44%
Fee Waiver and/or Expense Reimbursement[3,4]	0.52%	0.23%	0.60%	0.64%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[5]	0.80%	1.85%	0.60%	0.80%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

With limited exceptions, for Class A shares, if your Fund account balance is below $650 at the start of business on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20.

[3]

Through January 31, 2020, Ivy Investment Management Company (IICO), the Fund’s investment manager, Ivy Distributors, Inc. (IDI), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) for Class A shares at 0.80% and Class I shares at 0.60%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees of Ivy Funds (Board). Certain common expenses applicable to all share classes also may be waived to cap total annual ordinary fund operating expenses, which may serve to reduce the expense ratio of certain share classes.

[4]

Through January 31, 2020, IDI and/or WISC have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class Y shares do not exceed the total annual ordinary fund operating expenses of the Class A shares, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated without the consent of the Board.

[5]

The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because the Fund has a voluntary waiver that is not reflected above.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that expenses were capped for a one-year period, as indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$503	$776	$1,070	$1,904
Class C Shares	188	630	1,098	2,392
Class I Shares	61	321	602	1,401
Class Y Shares	82	393	726	1,669

Fixed Income Funds	Prospectus	13

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$503	$776	$1,070	$1,904
Class C Shares	188	630	1,098	2,392
Class I Shares	61	321	602	1,401
Class Y Shares	82	393	726	1,669

Portfolio Turnover

The Fund bears transaction costs, such as spreads between bid and asked prices, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies

Ivy California Municipal High Income Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in a diversified portfolio of municipal securities with income payments that are exempt from Federal and California income taxes. These municipal securities primarily include obligations issued by the State of California and its subdivisions, authorities, instrumentalities and corporations. It is possible that up to 20% of the Fund’s net assets may be in securities that pay taxable income. A significant portion of the current income paid by the Fund may be a tax preference item for purposes of the Federal alternative minimum tax (AMT) (Tax Preference Item). (Under 2017 legislation commonly known as the Tax Cuts and Jobs Act, corporations no longer are subject to the AMT for taxable years of the corporation beginning after December 31, 2017.)

The Fund typically invests at least 65% of its total assets in medium- and lower-quality municipal securities that include securities rated BBB+ or lower by S&P Global Ratings, a division of S&P Global Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by Ivy Investment Management Company (IICO), the Fund’s investment manager, to be of comparable quality. Such investments include non-investment grade debt securities, commonly called “high yield” or “junk” bonds, which typically are rated BB+ or lower by S&P or comparably rated by another NRSRO or, if unrated, determined by IICO to be of comparable quality. The Fund may invest up to 100% of its total assets in non-investment grade bonds. Although IICO considers credit ratings in selecting investments for the Fund, IICO bases its investment decision for a particular instrument primarily on its own credit analysis and not on a NRSRO’s credit rating. IICO will consider, among other things, the issuer’s financial resources and operating history, its sensitivity to economic conditions and trends, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, and interest and asset coverage.

IICO’s view on interest rates largely determines the desired duration of the Fund’s holdings and how to structure the portfolio to achieve a duration target. In current market conditions, the Fund invests primarily in municipal securities with remaining maturities of 10 to 30 years.

The Fund may invest in higher-quality municipal securities at times when yield spreads are narrow and IICO believes that the higher yields do not justify the increased risk, and/or when, in the opinion of IICO, there is a lack of medium- and lower-quality securities in which to invest.

After conducting a top-down (assessing the market environment) analysis, IICO uses a research-oriented, bottom-up (researching individual issuers) credit-by-credit investment approach. IICO considers a number of factors in selecting individual securities for the Fund’s portfolio, including the security’s current coupon, the maturity, relative value and market yield of the security, the creditworthiness of the particular issuer or of the private company involved, the sector in which the security is identified, and the structure of the security, including whether it has a call feature.

The Fund primarily invests in revenue bonds: revenue bonds are payable only from specific sources, such as the revenue from a particular project, a special tax, lease payments and/or appropriated funds. Revenue bonds include certain private activity bonds (PABs), which finance privately operated facilities. Revenue bonds also include housing bonds that finance pools of single-family home mortgages and student loan bonds that finance pools of student loans, as well as bonds that finance healthcare centers, special tax districts and charter schools. Revenue bonds also include tobacco bonds that are issued by state-created special purpose entities as a means to securitize a state’s share of annual tobacco settlement revenues.

The Fund may invest in PABs in general, in revenue bonds payable from revenues derived from similar projects, such as those in the health care, life care, education, transportation and special tax sectors, and in municipal securities of issuers located in the same geographical area.

Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses when buying securities to determine whether the security continues to be a desired investment for the Fund, including consideration of the security’s current credit quality. Additionally, IICO may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

14	Prospectus	Fixed Income Funds

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

∎

Alternative Minimum Tax Risk. The Fund may invest in municipal securities, the interest on which (and, therefore, any part of Fund dividends attributable to such interest) is a Tax Preference Item. If a Fund shareholder’s AMT liability is increased as a result of such treatment, that would reduce the Fund’s after-tax return to the shareholder. (Under 2017 legislation commonly known as the Tax Cuts and Jobs Act, corporations no longer are subject to the AMT for taxable years of the corporation beginning after December 31, 2017.)

∎

California Municipal Securities Risk. Because the Fund invests primarily in California municipal securities, events in California are likely to affect the Fund’s investments and its performance. These events may include economic or political policy changes, tax base erosion, budget deficits and other financial difficulties, and changes in the credit ratings assigned to municipal issuers of California. A negative change in any one of these or other areas could affect the ability of California municipal issuers to meet their obligations. Moreover, certain risks specific to California threaten the state’s fiscal condition. Specifically, provisions of the California Constitution and state statutes limit the taxing and spending authority of California governmental entities, which may impair the ability of California issuers to pay principal and/or interest on their obligations. California has major concentrations in high technology, trade, entertainment, manufacturing, government, tourism, construction and services, and may be sensitive to economic problems affecting those industries.

∎

Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

∎

Extension Risk. A rise in interest rates could cause borrowers to pay back the principal on certain debt securities more slowly than expected, thus lengthening the average life of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities.

∎

Focus Risk. At times, the Fund may invest in municipal securities that finance similar types of projects, such as those in health care, life care, education, transportation and special tax sections, and in municipal securities of issuers located in the same geographical area. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project or a declining need for the project, likely would affect all similar projects, thereby increasing market risk.

∎

Income Risk. The risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines, or income decline within a security. The amount and rate of distributions that the Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

∎

Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund’s securities, especially securities with longer maturities. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A decline in interest rates may cause the Fund to experience a decline in its income. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising rates. The Fund may be subject to heightened interest rate risk as a result of a rise or anticipated rise in interest rates. In addition, a general rise in rates may result in decreased liquidity and increased volatility in the fixed-income markets generally.

∎

Liquidity Risk. Generally, a security is liquid if the Fund is able to sell the security at a fair price within a reasonable time. Liquidity generally is related to the market trading volume for a particular security. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly.

∎

Low-Rated Securities Risk. In general, low-rated debt securities (commonly referred to as “high yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these bonds are considered speculative and could significantly weaken the Fund’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations. In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities.

∎

Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.

Fixed Income Funds	Prospectus	15

∎

Market Risk. Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Further, stocks in the Index may underperform other equity investments. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value. At times, the Fund may become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector. Additionally, global economies and financial markets are becoming increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

∎

Political, Legislative or Regulatory Risk. The municipal securities market generally, or certain municipal securities in particular, may be significantly affected by adverse political, legislative or regulatory changes or litigation at the Federal or state level.

∎

Reinvestment Risk. A decline in interest rates may cause issuers to prepay higher-yielding securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.

∎

Taxability Risk. The Fund and IICO rely on the opinion of an issuer’s bond counsel that the interest paid on the issuer’s securities will not be subject to Federal and/or California income tax. However, after the Fund buys a security backed by such an opinion, distributions by the Fund may become taxable to shareholders due to noncompliant conduct by a bond issuer, unfavorable changes in Federal or state tax laws, or adverse interpretations of tax laws by the Internal Revenue Service (IRS) or other authorities or because of other factors. Such adverse interpretations or actions could cause interest from a security to become taxable, possibly retroactively, subjecting shareholders to increased tax liability. In addition, such adverse interpretations or actions could cause the value of a security, and therefore, the value of the Fund’s shares, to decline.

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the Fund’s returns with those of various broad-based securities market indexes and Morningstar and Lipper peer groups (each comprised of a universe of mutual funds with investment objectives similar to that of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. Unlike the returns in the chart, the returns in the table reflect the maximum applicable sales charges for the Fund.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary. Return After Taxes on Distributions and Sale of Fund Shares may be better than Return Before Taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyinvestments.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 3.44% (the second quarter of 2017) and the lowest quarterly return was -1.17% (the first quarter of 2018).

16	Prospectus	Fixed Income Funds

Average Annual Total Returns

as of December 31, 2018	1 Year	Life of Class
Class A (began on 10-03-2016)
Return Before Taxes	-4.26%	0.52%
Return After Taxes on Distributions	-4.26%	0.43%
Return After Taxes on Distributions and Sale of Fund Shares	-1.54%	0.92%
Class C (began on 10-03-2016)
Return Before Taxes	-1.01%	1.65%
Class I (began on 10-03-2016)
Return Before Taxes	0.16%	2.64%
Class Y (began on 10-03-2016)
Return Before Taxes	-0.03%	2.44%

Indexes	1 Year	Life of Class
Bloomberg Barclays Municipal High Yield Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 10-03-2016)	4.76%	3.55%
Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 10-03-2016)	1.28%	1.33%
Morningstar Muni California Long Category Average (net of fees and expenses) (Life of Class index comparison begins on 10-03-2016)	0.55%	0.75%
Lipper California Municipal Debt Funds Universe Average (net of fees and expenses) (Life of Class index comparison begins on 10-03-2016)	0.51%	0.69%

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

Portfolio Manager

Michael J. Walls, Senior Vice President of IICO, has managed the Fund since its inception in October 2016.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by WISC if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), by telephone (Class A and Class C shares: 800.777.6472) or via the internet if you have completed an Express Transaction Authorization Form (www.ivyinvestments.com) (Class A and Class C shares). If your shares are not held in a Direct Account, please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund. Purchases and redemptions of Fund shares in Direct Accounts through Waddell & Reed, Inc. (Waddell & Reed) as your broker will be reviewed by Waddell & Reed to ensure they are in good order and then forwarded to WISC and will be processed at the Fund’s NAV per share next calculated after your order is received in proper form by WISC.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or IDI may reduce or waive the minimums in some cases:

For Class A and Class C:
To Open an Account	$750
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class I and Class Y:
Please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Fixed Income Funds	Prospectus	17

Tax Information

Dividends paid from interest on municipal securities are excludable from gross income for Federal income tax purposes. However, a portion of the Fund’s distributions may be subject to Federal and/or California income taxes or to the alternative minimum tax, if you are subject to the AMT. In addition, distributions from sources other than tax-exempt interest generally are taxable to you as ordinary income or long-term capital gain. The tax treatment of distributions is the same whether they are taken in cash or reinvested in Fund shares.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

18	Prospectus	Fixed Income Funds

Ivy Corporate Bond Fund

Objective

To seek to provide current income consistent with preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in funds within Ivy Funds and/or InvestEd Portfolios. More information about these and other discounts is available from your financial professional, as well as in the Sales Charge Reductions section on page 124 of the Fund’s prospectus, in the Purchase, Redemption and Pricing of Shares section on page 120 of the Fund’s statement of additional information (SAI) and in Appendix B — Intermediary Sales Charge Discounts and Waivers. The Fund’s Class B shares and Class E shares are not available for purchase by new or existing investors. The Fund’s Class B shares are available for dividend reinvestment and exchanges.

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B		Class C		Class E		Class I	Class N	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None		None		2.50%		None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00%	[1]	5.00%	[1]	1.00%	[1]	None		None	None	None	None
Maximum Account Fee	$20	[2]	None		None		$20	[2]	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A		Class B		Class C		Class E		Class I		Class N		Class R		Class Y
Management Fees	0.47%		0.47%		0.47%		0.47%		0.47%		0.47%		0.47%		0.47%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%		0.25%		0.00%		0.00%		0.50%		0.25%
Other Expenses	0.31%		1.07%		0.46%		0.11%		0.23%		0.09%		0.37%		0.25%
Total Annual Fund Operating Expenses[3]	1.03%	[4]	2.54%	[4]	1.93%	[4]	0.83%	[4]	0.70%	[4]	0.56%	[4]	1.34%	[4]	0.97%	[4]

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase. For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

With limited exceptions, for Class A shares, if your Fund account balance is below $650 at the start of business on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20. With limited exceptions, for Class E shares, the current $20 account fee for Ivy InvestEd Plan accounts with a balance of less than $25,000 will be assessed annually at the close of business on the second Tuesday of December.

[3]

Through January 31, 2020 for Class N shares and July 31, 2020 for Class Y shares, Ivy Distributors, Inc. (IDI), the Fund’s distributor and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class N shares and Class Y shares do not exceed the total annual ordinary fund operating expenses of the Class I shares and Class A shares, respectively, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees (Board).

[4]

The Total Annual Fund Operating Expenses ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because it has been restated to exclude certain one-time expenses of the Fund.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$674	$884	$1,111	$1,762
Class B Shares	657	1,091	1,450	2,503
Class C Shares	196	606	1,042	2,254
Class E Shares	353	568	799	1,450
Class I Shares	72	224	390	871
Class N Shares	57	179	313	701
Class R Shares	136	425	734	1,613
Class Y Shares	99	309	536	1,190

Fixed Income Funds	Prospectus	19

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$674	$884	$1,111	$1,762
Class B Shares	257	791	1,350	2,503
Class C Shares	196	606	1,042	2,254
Class E Shares	353	568	799	1,450
Class I Shares	72	224	390	871
Class N Shares	57	179	313	701
Class R Shares	136	425	734	1,613
Class Y Shares	99	309	536	1,190

Portfolio Turnover

The Fund bears transaction costs, such as spreads between bid and asked prices, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate of the Predecessor Fund (defined below) was 29% of the average value of its portfolio.

Principal Investment Strategies

Ivy Corporate Bond Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in corporate bonds (also referred to as corporate “debt securities” or “fixed-income securities”). For this purpose, “corporate bonds” includes any debt security issued by a domestic or foreign company with an initial maturity greater than one year. The Fund invests primarily in investment grade debt securities (including bonds rated BBB- or higher by S&P Global Ratings, a division of S&P Global Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by Ivy Investment Management Company (IICO) to be of comparable quality). The Fund may invest up to 20% of its net assets in other types of debt securities, including mortgage-backed securities, debt securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities (U.S. government securities) and other asset-backed securities. Certain of the mortgage-backed securities in which the Fund may invest are not backed by the full faith and credit of the U.S. government and, like other asset-backed securities in which the Fund may invest, may be backed only by the pool of assets pledged as security for the transaction. The Fund has no limitations regarding the duration or dollar-weighted average of its holdings, may invest in debt securities with varying maturities and can invest in debt securities issued by both domestic and foreign companies, in a variety of sectors and industries. The Fund may invest significantly in debt securities payable from the same sector.

In selecting debt securities for the Fund, IICO initially utilizes a top-down (assessing the market environment) viewpoint by looking at broad economic and financial trends in an effort to anticipate their impact on the fixed-income market and then conducts a bottom-up (researching individual issuers) analysis that considers yield and relative safety of a security. IICO also may look at many other factors, including the issuer’s past, present and estimated future: financial strength; cash flow; management; borrowing requirements; and responsiveness to changes in interest rates and business conditions. Additionally, IICO may consider the maturity of the obligation and the size or nature of the bond issue.

Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities. For example, IICO may sell a holding if, in IICO opinion, the issuer’s financial strength weakens and/or the yield and relative safety of the security decline. IICO also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

∎	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

∎

Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

∎

Extension Risk. A rise in interest rates could cause borrowers to pay back the principal on certain debt securities, such as mortgage-backed or asset-backed securities, more slowly than expected, thus lengthening the average life of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities.

20	Prospectus	Fixed Income Funds

∎

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; social, political or economic instability; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; adverse foreign tax consequences; different and/or less stringent financial reporting standards; and settlement, custodial or other operational delays.

World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

∎

Income Risk. The risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines, or income decline within a security. The amount and rate of distributions that the Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

∎

Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund’s securities, especially securities with longer maturities. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A decline in interest rates may cause the Fund to experience a decline in its income. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising rates. The Fund may be subject to heightened interest rate risk as a result of a rise or anticipated rise in interest rates. In addition, a general rise in rates may result in decreased liquidity and increased volatility in the fixed-income markets generally.

∎

Liquidity Risk. Generally, a security is liquid if the Fund is able to sell the security at a fair price within a reasonable time. Liquidity generally is related to the market trading volume for a particular security. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly.

∎

Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.

∎

Market Risk. Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Further, stocks in the Index may underperform other equity investments. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value. At times, the Fund may become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector. Additionally, global economies and financial markets are becoming increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

∎

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities are subject to prepayment risk and extension risk. When interest rates decline, unscheduled prepayments can be expected to accelerate, shortening the average lives of such securities, and the Fund may be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments also would limit the potential for capital appreciation on mortgage-backed and asset-backed securities, thereby reducing the Fund’s income. Conversely, when interest rates rise, the values of mortgage-backed and asset-backed securities generally fall. Rising interest rates typically result in decreased prepayments and longer average lives of such securities. This could cause the value of such securities to be more volatile or decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities.

Certain mortgage-backed securities are U.S. government securities. See U.S. Government Securities Risk for the risks of these types of securities. For non-U.S. government securities, there is the risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government or supported by the right of the issuer to borrow from the U.S. government.

∎

Non-Agency Securities Risk. The risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. Government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government. These securities may include, but are not limited to, securities issued by non-government entities, asset-backed securities (which represent interests in auto, consumer and/or credit card loans) and commercial mortgage-backed securities (which represent interests in commercial mortgage loans).

Fixed Income Funds	Prospectus	21

∎

Reinvestment Risk. A decline in interest rates may cause issuers to prepay higher-yielding securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.

∎

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

∎

U.S. Government Securities Risk. Certain U.S. government securities, such as U.S. Treasury (Treasury) securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. Other U.S. government securities, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB), are not backed by the full faith and credit of the U.S. government and, instead, may be supported only by the credit of the issuer or by the right of the issuer to borrow from the Treasury.

Performance

The Fund commenced operations on October 16, 2017, in connection with a reorganization (the “Reorganization”) in which the Fund acquired all of the assets and liabilities of the Waddell & Reed Advisors Bond Fund (the “Predecessor Fund”). Prior to the Reorganization, the Fund was a “shell” fund with no assets and had not commenced operations. As a result of the Reorganization, the Fund has adopted the performance of the Predecessor Fund. Therefore, the returns presented below for the Fund reflect the performance of the Predecessor Fund through October 16, 2017 and the performance of the Fund thereafter.

The chart and table below provide some indication of the risks of investing in the Predecessor Fund prior to October 16, 2017, and in the Fund beginning on October 16, 2017. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Predecessor Fund and the Fund and also compares the returns with those of a broad-based securities market index and Morningstar and Lipper peer groups (each comprised of a universe of mutual funds with investment objectives similar to that of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. Unlike the returns in the chart, the returns in the table reflect the maximum applicable sales charges for the Predecessor Fund and the Fund.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary. Return After Taxes on Distributions and Sale of Fund Shares may be better than Return Before Taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Prior to January 31, 2012, the Predecessor Fund’s investment objective was to seek a reasonable return with emphasis on preservation of capital. Effective as of January 31, 2012, the Predecessor Fund changed its investment objective to seek to provide current income consistent with preservation of capital.

The past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Current performance may be lower or higher. Please visit www.ivyinvestments.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 4.05% (the third quarter of 2009) and the lowest quarterly return was -3.47% (the second quarter of 2013).

22	Prospectus	Fixed Income Funds

Average Annual Total Returns

as of December 31, 2018	1 Year	5 Years	10 Years or Life of Class
Class A
Return Before Taxes	-7.43%	0.71%	2.64%
Return After Taxes on Distributions	-8.41%	-0.56%	1.39%
Return After Taxes on Distributions and Sale of Fund Shares	-4.40%	-0.03%	1.51%
Class B
Return Before Taxes	-7.31%	0.32%	2.26%
Class C
Return Before Taxes	-2.85%	0.99%	2.32%
Class E (began on 10-16-2017)
Return Before Taxes	-4.19%	N/A	-3.46%
Class I
Return Before Taxes	-1.47%	2.20%	3.54%
Class N (began on 10-16-2017)
Return Before Taxes	-1.30%	N/A	-1.04%
Class R (began on 10-16-2017)
Return Before Taxes	-2.20%	N/A	-1.87%
Class Y (began on 10-16-2017)
Return Before Taxes	-1.89%	N/A	-1.58%

Indexes	1 Year	5 Years	10 Years
Bloomberg Barclays U.S. Credit Index (reflects no deduction for fees, expenses or taxes) (The Fund’s benchmark changed from Bloomberg Barclays U.S. Aggregate Bond Index effective April 30, 2018. IICO believes that the Bloomberg Barclays U.S. Credit index is more reflective of the types of securities in which the Fund invests than the Bloomberg Barclays U.S. Aggregate Bond Index.	-2.11%	3.22%	5.52%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.01%	2.52%	3.48%
Morningstar Corporate Bond Category Average (net of fees and expenses)	-2.80%	3.08%	5.99%
Lipper Corporate Debt Funds A-Rated Universe Average (net of fees and expenses)	-1.80%	3.01%	4.72%

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

Portfolio Manager

Mark G. Beischel, Senior Vice President of IICO, and Susan K. Regan, Senior Vice President of IICO, have managed the Fund since April 2018.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by WISC if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), by telephone (Class A, Class B and Class C shares: 800.777.6472) or via the internet if you have completed an Express Transaction Authorization Form (www.ivyinvestments.com) (Class A, Class B and Class C shares). If your shares are not held in a Direct Account (such as for Class N and Class R shares), please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund. The Fund’s Class B shares and Class E shares are not available for purchase by new or existing investors. The Fund’s Class B shares are available for dividend reinvestment and exchanges. Purchases and redemptions of Fund shares in Direct Accounts through Waddell & Reed, Inc. (Waddell & Reed) as your broker will be reviewed by Waddell & Reed to ensure they are in good order and then forwarded to WISC and will be processed at the Fund’s NAV per share next calculated after your order is received in proper form by WISC.

Fixed Income Funds	Prospectus	23

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or IDI may reduce or waive the minimums in some cases:

For Class A, Class C and Class E:
To Open an Account (Class A and Class C)	$750
To Open an Account (Class E)	$250
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class I, Class N, Class R and Class Y:
Please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case you may be taxed upon withdrawal of monies from the tax-advantaged arrangement.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

24	Prospectus	Fixed Income Funds

Ivy Crossover Credit Fund

Objective

To seek to provide total return through a combination of high current income and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in funds within Ivy Funds and/or InvestEd Portfolios. More information about these and other discounts is available from your financial professional, as well as in the Sales Charge Reductions section on page 124 of the Fund’s prospectus, in the Purchase, Redemption and Pricing of Shares section on page 120 of the Fund’s statement of additional information (SAI) and in Appendix B — Intermediary Sales Charge Discounts and Waivers. The Fund’s Class E shares currently are not available for purchase by new or existing investors.

Shareholder Fees

(fees paid directly from your investment)	Class A		Class E		Class I	Class N	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		2.50%		None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00%	[1]	None		None	None	None	None
Maximum Account Fee	$20	[2]	$20	[2]	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class E	Class I	Class N	Class R	Class Y
Management Fees	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.00%	0.00%	0.50%	0.25%
Other Expenses	0.44%	0.36%	0.56%	0.40%	0.69%	0.54%
Total Annual Fund Operating Expenses	1.19%	1.11%	1.06%	0.90%	1.69%	1.29%
Fee Waiver and/or Expense Reimbursement3,[4]	0.29%	0.24%	0.41%	0.25%	0.24%	0.39%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.90%	0.87%	0.65%	0.65%	1.45%	0.90%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase.

[2]

With limited exceptions, for Class A shares, if your Fund account balance is below $650 at the start of business on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20. With limited exceptions, for Class E shares, the current $20 account fee for Ivy InvestEd Plan accounts with a balance of less than $25,000 will be assessed annually at the close of business on the second Tuesday of December.

[3]

Through January 31, 2020, Ivy Investment Management Company (IICO), the Fund’s investment manager, Ivy Distributors, Inc. (IDI), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class A shares at 0.90% and Class I and Class N shares at 0.65%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees (Board). Certain common expenses applicable to all share classes also may be waived to cap total annual ordinary fund operating expenses, which may serve to reduce the expense ratio of certain share classes.

[4]

Through January 31, 2020, IDI and/or WISC have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class N shares and Class Y shares do not exceed the total annual ordinary fund operating expenses of the Class I shares and Class A shares, respectively, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated without the consent of the Board.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that expenses were capped for a one-year period, as indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$662	$904	$1,165	$1,911
Class E Shares	357	631	924	1,747
Class I Shares	66	296	545	1,257
Class N Shares	66	262	474	1,085
Class R Shares	148	509	895	1,978
Class Y Shares	92	370	670	1,522

Fixed Income Funds	Prospectus	25

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$662	$904	$1,165	$1,911
Class E Shares	357	631	924	1,747
Class I Shares	66	296	545	1,257
Class N Shares	66	262	474	1,085
Class R Shares	148	509	895	1,978
Class Y Shares	92	370	670	1,522

Portfolio Turnover

The Fund bears transaction costs, such as spreads between bid and asked prices, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 85% of the average value of its portfolio.

Principal Investment Strategies

Ivy Crossover Credit Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in bonds (for this purpose, “bonds” includes any debt security with an initial maturity greater than one year). The Fund invests in a variety of fixed-income securities, primarily, corporate debt securities, but also mortgage-backed securities, debt securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities (U.S. government securities) and other asset-backed securities. Certain of the mortgage-backed securities in which the Fund may invest are not backed by the full faith and credit of the U.S. government and, like other asset-backed securities in which the Fund may invest, may be backed only by the pool of assets pledged as security for the transaction.

The Fund generally invests in such bonds pursuant to a “crossover credit” strategy, which is designed to provide exposure to bonds with lower ratings that are still considered investment grade and bonds with higher ratings that are still considered non-investment grade. Investment grade bonds include bonds rated BBB- or higher by S&P Global Ratings, a division of S&P Global Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by IICO to be of comparable quality. By contrast, non-investment grade debt securities, commonly called “high yield” or “junk” bonds, include bonds rated BB+ or lower by S&P, or comparably rated by another NRSRO or, if unrated, determined by IICO to be of comparable quality.

“Crossover” debt generally refers to bonds rated at or near the point where the lower end of investment grade debt and the higher end of high yield debt meet. Such bonds are on the verge of losing or regaining investment-grade status (i.e., they are on the verge of “crossing over,” falling to junk status or rising to investment grade status). In addition, crossover bonds include those that have been rated below investment grade since issuance, but may be close to achieving investment grade status (i.e., so-called “rising stars”), or those that at one time were considered to be investment grade and now are categorized as “junk” bonds due to a reduction in the issuer’s credit rating (i.e., so-called “fallen angels”). Dependent on the current Fund composition and market conditions, IICO expects that a majority of the crossover bonds will be rated either BBB or BB by S&P, or comparably rated by another NRSRO or, if unrated, determined by IICO to be of comparable quality.

Except as noted above, the Fund has no limitations regarding the maturity, duration or dollar-weighted average of its holdings, may invest in debt securities with varying maturities and can invest in debt securities issued by companies of any size, in a variety of sectors and industries. The Fund will primarily invest in debt securities issued by domestic companies, but also may invest up to 20% of its total assets in debt securities issued by foreign companies, including foreign securities that are denominated in U.S. dollars or foreign currencies. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets. The Fund typically will not invest more than 35% of its total assets in non-investment grade securities. The Fund typically holds a limited number of fixed-income security issuers (generally 40 to 70).

IICO may look at a number of factors in selecting securities for the Fund, beginning with a bottom-up (researching individual issuers) analysis of an issuer’s credit risk. This assessment is based primarily on an analysis of the issuer’s future cash flow, but also includes an assessment of other quantitative and qualitative factors such as leverage, interest coverage, margin stability, competition, management and industry trends. Following the credit risk assessment, IICO examines what it believes are an issuer’s reward potential, including the potential for income, yield and capital appreciation. IICO also performs a top-down (assessing the market environment) economic analysis as part of its investment process.

Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities, including a review of the risk and reward potential for a specific issuer. IICO also may sell a security if, in IICO’s opinion, the price of the security has risen to fully reflect the company’s improved creditworthiness. IICO also may sell a security to take advantage of what it believes are more attractive investment opportunities, to reduce the Fund’s holding in that security or to raise cash.

26	Prospectus	Fixed Income Funds

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

∎	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

∎

Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

∎

Extension Risk. A rise in interest rates could cause borrowers to pay back the principal on certain debt securities, such as mortgage-backed or asset-backed securities, more slowly than expected, thus lengthening the average life of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities.

∎

Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

∎

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; social, political or economic instability; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; adverse foreign tax consequences; different and/or less stringent financial reporting standards; and settlement, custodial or other operational delays.

World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

∎

Holdings Risk. The Fund typically holds a limited number of fixed-income security issuers (generally 40 to 70). As a result, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s NAV than it would if the Fund invested in a larger number of securities.

∎

Income Risk. The risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines, or income decline within a security. The amount and rate of distributions that the Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

∎

Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund’s securities, especially securities with longer maturities. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A decline in interest rates may cause the Fund to experience a decline in its income. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising rates. The Fund may be subject to heightened interest rate risk as a result of a rise or anticipated rise in interest rates. In addition, a general rise in rates may result in decreased liquidity and increased volatility in the fixed-income markets generally.

∎

Liquidity Risk. Generally, a security is liquid if the Fund is able to sell the security at a fair price within a reasonable time. Liquidity generally is related to the market trading volume for a particular security. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly.

∎

Low-Rated Securities Risk. In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken the Fund’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations. In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities.

Fixed Income Funds	Prospectus	27

∎

Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.

∎

Market Risk. Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Further, stocks in the Index may underperform other equity investments. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value. At times, the Fund may become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector. Additionally, global economies and financial markets are becoming increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

∎

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities are subject to prepayment risk and extension risk. When interest rates decline, unscheduled prepayments can be expected to accelerate, shortening the average lives of such securities, and the Fund may be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments also would limit the potential for capital appreciation on mortgage-backed and asset-backed securities. Conversely, when interest rates rise, the values of mortgage-backed and asset-backed securities generally fall. Rising interest rates typically result in decreased prepayments and longer average lives of such securities. This could cause the value of such securities to be more volatile or decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities.

Certain mortgage-backed securities are U.S. government securities. See U.S. Government Securities Risk for the risks of these types of securities. For non-U.S. government securities, there is the risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government or supported by the right of the issuer to borrow from the U.S. government.

∎

Non-Agency Securities Risk. The risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. Government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government. These securities may include, but are not limited to, securities issued by non-government entities, asset-backed securities (which represent interests in auto, consumer and/or credit card loans) and commercial mortgage-backed securities (which represent interests in commercial mortgage loans).

∎

Portfolio Turnover Risk. Frequent buying and selling of investments involve higher costs to the Fund and may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of net short-term capital gains. The payment of taxes on distributions of these gains could adversely affect a shareholder’s after-tax return on its investment in the Fund. Any distributions attributable to such net gains will be taxed as ordinary income for Federal income tax purposes. Factors that can lead to short-term trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain the Fund’s market capitalization target, and the need to sell a security to meet redemption activity.

∎

Reinvestment Risk. A decline in interest rates may cause issuers to prepay higher-yielding securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.

∎

U.S. Government Securities Risk. Certain U.S. government securities, such as U.S. Treasury (Treasury) securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. Other U.S. government securities, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB), are not backed by the full faith and credit of the U.S. government and, instead, may be supported only by the credit of the issuer or by the right of the issuer to borrow from the Treasury.

28	Prospectus	Fixed Income Funds

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows the performance for Class A shares during 2018. The table shows the average annual total returns for each Class of the Fund and also compares the Fund’s returns with those of a broad-based securities market index and Morningstar and Lipper peer groups (each comprised of a universe of mutual funds with investment objectives similar to that of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. Unlike the returns in the chart, the returns in the table reflect the maximum applicable sales charges for the Fund.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary. Return After Taxes on Distributions and Sale of Fund Shares may be better than Return Before Taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyinvestments.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 1.09% (the third quarter of 2018) and the lowest quarterly return was -2.86% (the first quarter of 2018).

Average Annual Total Returns

as of December 31, 2018	1 Year	Life of Class
Class A (began on 04-03-2017)
Return Before Taxes	-9.77%	-3.35%
Return After Taxes on Distributions	-10.98%	-4.77%
Return After Taxes on Distributions and Sale of Fund Shares	-5.78%	-3.14%
Class E (began on 04-03-2017)
Return Before Taxes	-6.64%	-1.48%
Class I (began on 04-03-2017)
Return Before Taxes	-4.01%	0.24%
Class N (began on 04-03-2017)
Return Before Taxes	-4.01%	0.24%
Class R (began on 04-03-2017)
Return Before Taxes	-4.86%	-0.60%
Class Y (began on 04-03-2017)
Return Before Taxes	-4.26%	-0.01%

Indexes	1 Year	Life of Class
Bloomberg Barclays U.S. Corporate Bond Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 04-03-2017)	-2.40%	1.39%
Morningstar Corporate Bond Category Average (net of fees and expenses) (Life of Class index comparison begins on 04-03-2017)	-2.80%	0.99%
Lipper Corporate Debt Funds BBB-Rated Universe Average (net of fees and expenses) (Life of Class index comparison begins on 04-03-2017)	-1.80%	1.39%

Fixed Income Funds	Prospectus	29

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

Portfolio Managers

Mark G. Beischel, Senior Vice President of IICO, and Susan K. Regan, Senior Vice President of IICO, have managed the Fund since April 2018; and Benjamin J. Esty, Vice President of IICO, has managed the Fund since July 2018.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by WISC if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), by telephone (Class A shares: 800.777.6472) or via the internet if you have completed an Express Transaction Authorization Form (www.ivyinvestments.com) (Class A shares). If your shares are not held in a Direct Account (such as for Class N and Class R shares), please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund. Class E shares currently are not available for purchase; however, information regarding Class E shares is provided below. Purchases and redemptions of Fund shares in Direct Accounts through Waddell & Reed, Inc. (Waddell & Reed) as your broker will be reviewed by Waddell & Reed to ensure they are in good order and then forwarded to WISC and will be processed at the Fund’s NAV per share next calculated after your order is received in proper form by WISC.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or IDI may reduce or waive the minimums in some cases:

For Class A and Class E:
To Open an Account (Class A)	$750
To Open an Account (Class E)	$250
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class I, Class N, Class R and Class Y:
Please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case you may be taxed upon withdrawal of monies from the tax-advantaged arrangement.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

30	Prospectus	Fixed Income Funds

Ivy Government Securities Fund

Objective

To seek to provide current income consistent with preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in funds within Ivy Funds and/or InvestEd Portfolios. More information about these and other discounts is available from your financial professional, as well as in the Sales Charge Reductions section on page 124 of the Fund’s prospectus, in the Purchase, Redemption and Pricing of Shares section on page 120 of the Fund’s statement of additional information (SAI) and in Appendix B — Intermediary Sales Charge Discounts and Waivers. The Fund’s Class B shares and Class E shares are not available for purchase by new or existing investors. The Fund’s Class B shares are available for dividend reinvestment and exchanges.

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B		Class C		Class E		Class I	Class N	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	4.25%		None		None		2.50%		None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00%	[1]	5.00%	[1]	1.00%	[1]	None		None	None	None	None
Maximum Account Fee	$20	[2]	None		None		$20	[2]	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A		Class B		Class C		Class E		Class I		Class N		Class R		Class Y
Management Fees	0.50%		0.50%		0.50%		0.50%		0.50%		0.50%		0.50%		0.50%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%		0.25%		0.00%		0.00%		0.50%		0.25%
Other Expenses	0.37%		1.10%		0.63%		0.12%		0.28%		0.10%		0.38%		0.27%
Total Annual Fund Operating Expenses	1.12%		2.60%		2.13%		0.87%		0.78%		0.60%		1.38%		1.02%
Fee Waiver and/or Expense Reimbursement[3],4	0.12%		0.47%		0.25%		0.00%		0.06%		0.00%		0.00%		0.02%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%	[5]	2.13%	[5]	1.88%	[5]	0.87%	[5]	0.72%	[5]	0.60%	[5]	1.38%	[5]	1.00%	[5]

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase. For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

With limited exceptions, for Class A shares, if your Fund account balance is below $650 at the start of business on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20. With limited exceptions, for Class E shares, the current $20 account fee for Ivy InvestEd Plan accounts with a balance of less than $25,000 will be assessed annually at the close of business on the second Tuesday of December.

[3]

Through July 31, 2020, Ivy Investment Management Company (IICO), the Fund’s investment manager, Ivy Distributors, Inc. (IDI), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class A shares at 1.00%, Class B shares at 2.13%, Class C shares at 1.88% and Class I shares at 0.72%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees (Board).

[4]

Through January 31, 2020 for Class N shares and July 31, 2020 for Class Y shares, IDI and/or WISC have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class N shares and Class Y shares do not exceed the total annual ordinary fund operating expenses of the Class I shares and Class A shares, respectively, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated without the consent of the Board.

[5]

The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because it has been restated to exclude certain one-time expenses of the Fund.

Fixed Income Funds	Prospectus	31

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that expenses were capped for the period indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$523	$754	$1,005	$1,720
Class B Shares	616	1,064	1,438	2,535
Class C Shares	191	643	1,121	2,442
Class E Shares	357	581	820	1,496
Class I Shares	74	243	427	960
Class N Shares	61	192	335	750
Class R Shares	140	437	755	1,657
Class Y Shares	102	323	561	1,246

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$523	$754	$1,005	$1,720
Class B Shares	216	764	1,338	2,535
Class C Shares	191	643	1,121	2,442
Class E Shares	357	581	820	1,496
Class I Shares	74	243	427	960
Class N Shares	61	192	335	750
Class R Shares	140	437	755	1,657
Class Y Shares	102	323	561	1,246

Portfolio Turnover

The Fund bears transaction costs, such as spreads between bid and asked prices, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate of the Predecessor Fund (defined below) was 42% of the average value of its portfolio.

Principal Investment Strategies

Ivy Government Securities Fund seeks to achieve its objective by investing exclusively in a diversified portfolio of U.S. government securities. U.S. government securities include: U.S. Treasury (Treasury) obligations, such as bills, bonds and notes; obligations issued or guaranteed as to principal and interest by the Treasury, and certain U.S. government agencies or instrumentalities, such as Government National Mortgage Association (Ginnie Mae); obligations of issuers that are supported by the ability of the issuer to borrow from the U.S. Treasury; and obligations of U.S. government-sponsored entities that are neither issued nor guaranteed by the U.S. government, such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and Federal National Mortgage Association (Fannie Mae). The Fund may invest in mortgage-backed securities issued by U.S. government-sponsored entities or agencies or instrumentalities of U.S. government agencies. The Fund has no limitations on the range of maturities of the debt securities in which it may invest.

IICO may look at a number of factors in selecting securities for the Fund’s portfolio. These include utilizing economic research and analyzing interest rate trends to determine which types of securities to emphasize at a given time. IICO attempts to enhance Fund performance by utilizing opportunities presented by the shape and slope of the yield curve.

Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses when buying securities to determine whether the security continues to be a desired investment for the Fund. IICO also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

∎

Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit

32	Prospectus	Fixed Income Funds

quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

∎

Extension Risk. A rise in interest rates could cause borrowers to pay back the principal on certain debt securities, such as mortgage-backed or asset-backed securities, more slowly than expected, thus lengthening the average life of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities.

∎

Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund’s securities, especially securities with longer maturities. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A decline in interest rates may cause the Fund to experience a decline in its income. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising rates. The Fund may be subject to heightened interest rate risk as a result of a rise or anticipated rise in interest rates. In addition, a general rise in rates may result in decreased liquidity and increased volatility in the fixed-income markets generally.

∎

Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.

∎

Market Risk. Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Further, stocks in the Index may underperform other equity investments. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value. At times, the Fund may become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector. Additionally, global economies and financial markets are becoming increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

∎

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities are subject to prepayment risk and extension risk. When interest rates decline, unscheduled prepayments can be expected to accelerate, shortening the average lives of such securities, and the Fund may be required to reinvest the proceeds of the payments at the lower interest rates then available. Unscheduled prepayments also would limit the potential for capital appreciation on mortgage-backed and asset-backed securities, thereby reducing the Fund’s income. Conversely, when interest rates rise, the values of mortgage-backed and asset-backed securities generally fall. Rising interest rates typically result in decreased prepayments and longer average lives of such securities. This could cause the value of such securities to be more volatile or decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities.

Certain mortgage-backed securities are U.S. government securities. See U.S. Government Securities Risk for the risks of these types of securities. For non-U.S. government securities, there is the risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government or supported by the right of the issuer to borrow from the U.S. government.

∎

Reinvestment Risk. A decline in interest rates may cause issuers to prepay higher-yielding securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.

∎

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

∎

U.S. Government Securities Risk. Certain U.S. government securities such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the U.S. government. Other U.S. government securities, such as securities issued by Fannie Mae, Freddie Mac and the Federal Home Loan Banks, are not backed by the full faith and credit of the U.S. government and, instead, may be supported only by the credit of the issuer or by the right of the issuer to borrow from the Treasury.

Fixed Income Funds	Prospectus	33

Performance

The Fund commenced operations on October 16, 2017, in connection with a reorganization (the “Reorganization”) in which the Fund acquired all of the assets and liabilities of the Waddell & Reed Advisors Government Securities Fund (the “Predecessor Fund”). Prior to the Reorganization, the Fund was a “shell” fund with no assets and had not commenced operations. As a result of the Reorganization, the Fund has adopted the performance of the Predecessor Fund. Therefore, the returns presented below for the Fund reflect the performance of the Predecessor Fund through October 16, 2017 and the performance of the Fund thereafter.

The chart and table below provide some indication of the risks of investing in the Predecessor Fund prior to October 16, 2017, and in the Fund beginning on October 16, 2017. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Predecessor Fund and the Fund and also compares the returns with those of a broad-based securities market index and Morningstar and Lipper peer groups (each comprised of a universe of mutual funds with investment objectives similar to that of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. Unlike the returns in the chart, the returns in the table reflect the maximum applicable sales charges for the Predecessor Fund and the Fund.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary. Return After Taxes on Distributions and Sale of Fund Shares may be better than Return Before Taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Prior to January 31, 2012, the Predecessor Fund’s investment objective was to seek as high a current income as is consistent with safety of principal. Effective as of January 31, 2012, the Predecessor Fund changed its investment objective to seek to provide current income consistent with preservation of capital.

The past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Current performance may be lower or higher. Please visit www.ivyinvestments.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 5.35% (the third quarter of 2011) and the lowest quarterly return was -3.59% (the second quarter of 2013).

34	Prospectus	Fixed Income Funds

Average Annual Total Returns

as of December 31, 2018	1 Year	5 Years	10 Years or Life of Class
Class A
Return Before Taxes	-3.94%	0.18%	0.95%
Return After Taxes on Distributions	-4.51%	-0.44%	0.12%
Return After Taxes on Distributions and Sale of Fund Shares	-2.34%	-0.14%	0.40%
Class B
Return Before Taxes	-4.51%	-0.26%	0.51%
Class C
Return Before Taxes	-0.48%	0.19%	0.56%
Class E (began on 10-16-2017)
Return Before Taxes	-2.02%	N/A	-2.02%
Class I
Return Before Taxes	0.59%	1.35%	1.71%
Class N (began on 10-16-2017)
Return Before Taxes	0.79%	N/A	0.33%
Class R (began on 10-16-2017)
Return Before Taxes	0.04%	N/A	-0.42%
Class Y (began on 10-16-2017)
Return Before Taxes	0.30%	N/A	-0.14%

Indexes	1 Year	5 Years	10 Years
Bloomberg Barclays U.S. Government/Mortgage-Backed Securities Index (reflects no deduction for fees, expenses or taxes)	0.93%	2.22%	2.61%
Morningstar Intermediate Government Category Average (net of fees and expenses)	0.36%	1.65%	2.39%
Lipper General U.S. Government Funds Universe Average (net of fees and expenses)	-0.02%	1.84%	2.23%

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

Portfolio Managers

Susan K. Regan, Senior Vice President of IICO, has managed the Fund since February 2018, and Mark G. Beischel, Senior Vice President of IICO, has managed the Fund since April 2018.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by WISC if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), by telephone (Class A, Class B and Class C shares: 800.777.6472) or via the internet if you have completed an Express Transaction Authorization Form (www.ivyinvestments.com) (Class A, Class B and Class C shares). If your shares are not held in a Direct Account (such as for Class N and Class R shares), please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund. The Fund’s Class B shares and Class E shares are not available for purchase by new or existing investors. The Fund’s Class B shares are available for dividend reinvestment and exchanges. Purchases and redemptions of Fund shares in Direct Accounts through Waddell & Reed, Inc. (Waddell & Reed) as your broker will be reviewed by Waddell & Reed to ensure they are in good order and then forwarded to WISC and will be processed at the Fund’s NAV per share next calculated after your order is received in proper form by WISC.

Fixed Income Funds	Prospectus	35

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or IDI may reduce or waive the minimums in some cases:

For Class A, Class C and Class E:
To Open an Account (Class A and Class C)	$750
To Open an Account (Class E)	$250
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class I, Class N, Class R and Class Y:
Please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case you may be taxed upon withdrawal of monies from the tax-advantaged arrangement.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

36	Prospectus	Fixed Income Funds

Ivy Pictet Emerging Markets Local Currency Debt Fund

Objective

To seek to provide total return through a combination of current income and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in funds within Ivy Funds and/or InvestEd Portfolios. More information about these and other discounts is available from your financial professional, as well in the Sales Charge Reductions section on page 124 of the Fund’s prospectus, in the Purchase, Redemption and Pricing of Shares section on page 120 of the Fund’s statement of additional information (SAI) and in Appendix B — Intermediary Sales Charge Discounts and Waivers. The Fund’s Class E shares currently are not available for purchase by new or existing investors.

Shareholder Fees

(fees paid directly from your investment)	Class A		Class C		Class E		Class I	Class N	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None		2.50%		None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00%	[1]	1.00%	[1]	None		None	None	None	None
Maximum Account Fee	$20	[2]	None		$20	[2]	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class C	Class E	Class I	Class N	Class R	Class Y
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.25%	0.00%	0.00%	0.50%	0.25%
Other Expenses	0.45%	0.35%	0.29%	0.48%	0.30%	0.54%	0.45%
Total Annual Fund Operating Expenses	1.45%	2.10%	1.29%	1.23%	1.05%	1.79%	1.45%
Fee Waiver and/or Expense Reimbursement3,[4]	0.24%	0.24%	0.24%	0.43%	0.25%	0.29%	0.24%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.21%	1.86%	1.05%	0.80%	0.80%	1.50%	1.21%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

With limited exceptions, for Class A shares, if your Fund account balance is below $650 at the start of business on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20. With limited exceptions, for Class E shares, the current $20 account fee for Ivy InvestEd Plan accounts with a balance of less than $25,000 will be assessed annually at the close of business on the second Tuesday of December.

[3]

Through January 31, 2020, Ivy Investment Management Company (IICO), the Fund’s investment manager, Ivy Distributors, Inc. (IDI), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) for the Fund’s Class A shares and Class Y shares at 1.25%; Class C shares at 2.00%; Class E shares at 1.40%; Class I and Class N shares at 0.80%; and Class R shares at 1.50%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees of Ivy Funds (Board). Certain common expenses applicable to all share classes also may be waived to cap total annual ordinary fund operating expenses, which may serve to reduce the expense ratio of certain share classes below its respective expense cap.

[4]

Through January 31, 2020, IDI and/or WISC have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class N shares and Class Y shares do not exceed the total annual ordinary fund operating expenses of the Class I shares and Class A shares, respectively, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated without the consent of the Board.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that expenses were capped for a one-year period, as indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Year	10 Years
Class A Shares	$691	$985	$1,300	$2,191
Class C Shares	189	635	1,107	2,412
Class E Shares	374	686	1,017	1,947
Class I Shares	82	348	634	1,451
Class N Shares	82	309	555	1,260
Class R Shares	153	535	943	2,081
Class Y Shares	123	435	769	1,715

Fixed Income Funds	Prospectus	37

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Year	10 Years
Class A Shares	$691	$985	$1,300	$2,191
Class C Shares	189	635	1,107	2,412
Class E Shares	374	686	1,017	1,947
Class I Shares	82	348	634	1,451
Class N Shares	82	309	555	1,260
Class R Shares	153	535	943	2,081
Class Y Shares	123	435	769	1,715

Portfolio Turnover

The Fund incurs transaction costs, such as spreads between bid and asked prices, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 90% of the average value of its portfolio.

Principal Investment Strategies

Ivy Pictet Emerging Markets Local Currency Debt Fund is a non-diversified fund that seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in debt securities that are denominated in local currencies of emerging market countries, as well as derivative instruments that provide investment exposure to such debt securities. The Fund may, but is not required to, hedge its exposure to those non-U.S. currencies, which strategy, if utilized, may effectively reduce the Fund’s exposure to the local currencies of the emerging market countries in which the Fund invests.

For purposes of this Fund, emerging market countries include, but are not limited to, those considered to be developing by the International Monetary Fund, the World Bank, the International Financial Corporation or one of the leading global investment banks. The Fund’s investment sub-advisers, Pictet Asset Management Limited (Pictet UK) and Pictet Asset Management (Singapore) PTE Ltd (Pictet Singapore, and collectively with Pictet UK, Pictet), have broad discretion to identify other countries that they consider to qualify as emerging market countries. The majority of these emerging market countries are likely to be located in Asia, Latin America, the Middle East, Central and Eastern Europe, and Africa. The Fund may invest up to 100% of its net assets in emerging market countries. The Fund also may invest up to 20% of its net assets in securities denominated in the U.S. Dollar.

The Fund is non-diversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers.

The debt securities in which the Fund primarily invests include emerging market sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities. Sovereign debt securities are securities that are issued or guaranteed by foreign sovereign governments, while quasi-sovereign debt securities are securities that are issued by their agencies, authorities or political subdivisions or instrumentalities. Pictet may use structured products such as credit-linked notes and bonds or other transferable securities whose returns may be related to the performance of a particular investment index. Credit-linked notes typically are structured as a limited purpose trust or other vehicle that, in turn, invests in a derivative or basket of derivatives instruments, such as credit default swaps, interest rate swaps and/or other securities, to provide exposure to emerging markets debt securities. Pictet may focus the Fund’s investments in particular countries and/or currencies.

The Fund may invest in debt securities of any maturity, may invest in unlisted debt securities and may invest up to 100% of its total assets in non-investment grade debt securities, commonly called junk bonds, that include debt securities rated BB+ or lower by S&P Global Ratings, a division of S&P Global Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by Pictet to be of comparable quality. The emerging market debt securities in which the Fund invests may be rated or unrated. In addition, the countries in which the Fund invests may have sovereign ratings that are below investment grade or are unrated. Debt securities in which the Fund may invest may have all types of interest rate payment and reset terms, including fixed-rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

The Fund expects to use a variety of derivative instruments for various purposes. The Fund’s investments in, and use of, derivatives may be significant. The Fund may, at any given time, use a combination of the following types of derivatives: primarily forward currency contracts and interest rate swaps, but also including, but not limited to, options, futures contracts, forward contracts on financial instruments or on a security or an index of securities, options on futures contracts, over-the-counter (OTC) total return swaps and/or credit default swaps. The Fund may use derivatives in an attempt to hedge various instruments, to hedge an investment in one currency back to another currency, to enhance return, to invest in a position not otherwise available, to take a fundamental position long or short in a particular currency, or to mitigate the impact of rising interest rates. In addition, the Fund may use derivatives as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies. With credit default swaps, the Fund may either sell or buy credit protection with respect to bonds or other debt securities pursuant to the terms of these derivative contracts.

38	Prospectus	Fixed Income Funds

Pictet uses a multi-staged, systematic investment process in selecting emerging market investments for inclusion in the Fund’s portfolio. The process combines a top-down and bottom-up analysis in an attempt to invest opportunistically in such instruments that Pictet believes can provide risk-adjusted outperformance. Part of Pictet’s top-down analysis includes assessing the global risk environment, taking into account a variety of factors, and examining country fundamentals to develop interest rate forecasts and currency forecasts by country. Interest rate factors Pictet will examine include a country’s monetary policy, inflation, growth, fiscal policy and politics. Currency factors examined include a country’s interest rate and growth differential, balance of payments and currency policy.

Following its top-down analysis, Pictet conducts a bottom-up analysis and selects investments for inclusion in the Fund’s portfolio based on Pictet’s perceived value of an individual investment relative to alternative investments, credit and currency opportunities, duration and yield curve positioning for the interest rate outlook, and an effort to achieve appropriate diversification. Pictet also considers an issuer’s capitalization, asset quality, management, earnings and liquidity.

Generally, in determining whether to sell a security, Pictet continues to analyze the factors considered for buying the security. Pictet may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes to be more attractive opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

∎

Capital Repatriation Risk. Capital repatriation involves the transfer of corporate money or property from a foreign country back to its home country. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times from the date of such investments or even indefinitely. If Pictet is unable to repatriate capital from its investments, in whole or in part, this may have an adverse effect on the cash flows and/or performance of the Fund.

∎	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

∎

Credit-Linked Notes Risk. Risks of credit-linked notes include those risks associated with the underlying reference obligation, including but not limited to market risk, interest rate risk, credit risk, default risk and foreign currency risk. The buyer of a credit-linked note assumes the risk of default by the issuer and the underlying reference asset or entity. If the underlying investment defaults, the payments and principal received by the Fund will be reduced or eliminated. Also, in the event the issuer defaults or there is a credit event that relates to the reference asset, the recovery rate generally is less than the Fund’s initial investment, and the Fund may lose money.

∎

Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

∎

Debt Instruments Risk. The Fund primarily invests in debt and credit-related instruments. Such debt may be unsecured and structurally or contractually subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such debt investments may not be protected by financial covenants or limitations upon additional indebtedness and there is no minimum credit rating for such debt investments. Other factors may materially and adversely affect the market price and yield of such debt investments, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. Many of the debt instruments in which the Fund may invest may have speculative characteristics. Debt securities may be subject to credit risk, duration risk, extension risk, income risk, interest rate risk, liquidity risk and reinvestment risk, among other risks.

∎

Derivatives Risk. The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Fund’s net asset value (NAV). Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and the Fund could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than others. When used for hedging, the change in value of the derivative also may not correlate specifically with the security or other risk being hedged. Derivatives also may be subject to counterparty risk, which includes the risk that the Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. When the Fund uses derivatives, it will provide margin or collateral bilaterally and/or segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Fund’s ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivatives instruments could change the Fund’s opportunities to pursue its investment strategies.

∎

Duration Risk. Duration risk is the risk that longer-duration debt securities are more likely to decline in price than shorter-duration debt securities in a rising interest rate environment. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes.

Fixed Income Funds	Prospectus	39

∎

Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries. Emerging markets are more susceptible to capital controls, governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less efficient trading markets.

∎

Extension Risk. A rise in interest rates could cause borrowers to pay back the principal on certain debt securities more slowly than expected, thus lengthening the average life of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities.

∎

Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk. The Fund may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent Pictet’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used.

∎

Foreign Currency Risk. Foreign securities may be denominated in foreign currencies. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets.

∎

Foreign Government Obligations and Securities of Supranational Entities Risk. Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Such investments are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal. Factors which may influence the ability or willingness of a foreign government or country to service debt include a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies, the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. There may be no legal or bankruptcy process for collecting sovereign debt.

∎

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; social, political or economic instability; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; adverse foreign tax consequences; different and/or less stringent financial reporting standards; and settlement, custodial or other operational delays. The risks may be exacerbated in connection with investments in emerging markets.

World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

∎

Income Risk. The risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines, or income decline within a security. The amount and rate of distributions that the Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

∎

Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund’s securities, especially securities with longer maturities. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A decline in interest rates may cause the Fund to experience a decline in its income. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising rates. The Fund may be subject to heightened interest rate risk as a result of a rise or anticipated rise in interest rates. In addition, a general rise in rates may result in decreased liquidity and increased volatility in the fixed-income markets generally.

∎

Interest Rate Swap Risk. Interest rate swaps are subject to interest rate risk and credit risk. An interest rate swap transaction could result in losses if the underlying asset or reference does not perform as anticipated. Interest rate swaps also are subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money, potentially including amounts in excess of the Fund’s initial investment.

Interest rate swaps can be based on various measures of interest rates, including the London Interbank Offered Rate (commonly known as LIBOR), ICE Swap Rates, treasury rates and other foreign interest rates. The Financial Conduct Authority is phasing out, over a four-year period (2017-2021), the LIBOR with its replacement rate still to be determined. If an underlying referenced rate is

40	Prospectus	Fixed Income Funds

the LIBOR and if the duration of the swap extends past 2021, documentation that memorializes the terms of the interest rate swap will need to include language that allows a transition from LIBOR to the replacement reference rate to avoid confusion in valuation of payment settlements. A swap agreement can increase or decrease the volatility of the Fund’s investments and its net asset value. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. As discussed above, swaps can involve greater risks than direct investment in securities, and are, among other factors, subject to counterparty risk; the risk that, because swaps may have a leverage component, adverse changes in the level of the reference rate can result in gains or losses that are substantially greater than the amount invested in the swap itself; liquidity risk and interest rate risk; each of which may result in significant and unanticipated losses to the Fund.

∎

Liquidity Risk. Generally, a security is liquid if the Fund is able to sell the security at a fair price within a reasonable time. Liquidity generally is related to the market trading volume for a particular security. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly.

∎

Low-Rated Securities Risk. In general, low-rated debt securities (commonly referred to as “high yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these bonds are considered speculative and could significantly weaken the Fund’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations. In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities.

∎

Management Risk. Fund performance is primarily dependent on Pictet’s skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.

∎

Market Risk. Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Further, stocks in the Index may underperform other equity investments. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value. At times, the Fund may become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector. Additionally, global economies and financial markets are becoming increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

∎

Non-Diversification Risk. The Fund is a “non-diversified” mutual fund and, as such, its investments are not required to meet certain diversification requirements under Federal law. Compared with “diversified” funds, the Fund may invest a greater percentage of its assets in the securities of an issuer. Thus, the Fund may hold fewer securities than other funds. A decline in the value of those investments would cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

∎

Regional Focus Risk. Focusing on a particular geographical region or country involves increased currency, political, regulatory and other risks. To the extent the Fund invests a significant portion of its assets in a particular geographical region or country, economic, political, social and environmental conditions in that region or country will have a greater effect on Fund performance than they would in a more geographically diversified equity fund and the Fund’s performance may be more volatile than the performance of a more geographically diversified fund. See Market Risk.

∎

Reinvestment Risk. A decline in interest rates may cause issuers to prepay higher-yielding securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the Fund’s returns with those of a broad-based securities market index and Morningstar and Lipper peer groups (each comprised of a universe of mutual funds with investment objectives similar to that of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. Unlike the returns in the chart, the returns in the table reflect the maximum applicable sales charges for the Fund.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans

Fixed Income Funds	Prospectus	41

or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary. Return After Taxes on Distributions and Sale of Fund Shares may be better than Return Before Taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyinvestments.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 8.67% (the first quarter of 2016) and the lowest quarterly return was -10.62% (the second quarter of 2018).

Average Annual Total Returns

as of December 31, 2018	1 Year	Life of Class
Class A (began on 04-30-2014)
Return Before Taxes	-15.21%	-4.08%
Return After Taxes on Distributions	-15.21%	-4.47%
Return After Taxes on Distributions and Sale of Fund Shares	-9.01%	-3.21%
Class C (began on 04-30-2014)
Return Before Taxes	-10.59%	-3.56%
Class E (began on 04-30-2014)
Return Before Taxes	-12.16%	-3.34%
Class I (began on 04-30-2014)
Return Before Taxes	-9.64%	-2.57%
Class R (began on 04-30-2014)
Return Before Taxes	-10.38%	-3.13%
Class N (began on 01-30-2015)
Return Before Taxes	-9.64%	-1.12%
Class Y (began on 04-30-2014)
Return Before Taxes	-10.01%	-2.86%

Indexes	1 Year	Life of Class
J.P. Morgan GBI-EM Global Diversified Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 04-30-2014)	-6.21%	-1.61%
Morningstar Emerging Markets Local Currency Bond Category Average (net of fees and expenses) (Life of Class index comparison begins on 04-30-2014)	-7.64%	-1.71%
Lipper Emerging Markets Local Currency Debt Funds Universe Average (net of fees and expenses) (Life of Class index comparison begins on 04-30-2014)	-6.83%	-1.43%

Investment Adviser and Investment Subadvisers

The Fund is managed by Ivy Investment Management Company (IICO) and subadvised by Pictet Asset Management Limited (Pictet UK). Pictet UK delegates to its affiliate, Pictet Asset Management (Singapore) PTE Ltd (Pictet Singapore, and collectively with Pictet UK, Pictet), portfolio management responsibilities for Fund assets allocated to Asian investments.

42	Prospectus	Fixed Income Funds

Portfolio Managers

The Pictet Investment Team is primarily responsible for the day-to-day management of the Fund. The Pictet Investment Team consists of Mary-Therese Barton, Senior Investment Manager and Head of Emerging Debt of Pictet UK; Philippe Petit, Senior Investment Manager of Pictet Singapore; Guido Chamorro, Senior Investment Manager of Pictet UK; Carrie Liaw, Investment Manager of Pictet Singapore; and Alper Gocer, Senior Investment Manager of Pictet UK. Each of Ms. Barton, Mr. Petit and Mr. Chamorro has managed the Fund since its inception in April 2014; Ms. Liaw has managed the Fund since May 2015; and Mr. Gocer has managed the Fund since May 2018.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by WISC if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), by telephone (Class A and Class C shares: 800.777.6472) or via the internet if you have completed an Express Transaction Authorization Form (www.ivyinvestments.com) (Class A and Class C shares). If your shares are not held in a Direct Account (such as for Class N and Class R shares), please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund. Class E shares currently are not available for purchase; however, information regarding Class E shares is provided below. Purchases and redemptions of Fund shares in Direct Accounts through Waddell & Reed, Inc. (Waddell & Reed) as your broker will be reviewed by Waddell & Reed to ensure they are in good order and then forwarded to WISC and will be processed at the Fund’s NAV per share next calculated after your order is received in proper form by WISC.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or IDI may reduce or waive the minimums in some cases:

For Class A, Class C and Class E:
To Open an Account (Class A and Class C)	$750
To Open an Account (Class E)	$250
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class I, Class N, Class R and Class Y:
Please check with your broker-dealer, plan administrator or third party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case you may be taxed upon withdrawal of monies from the tax-advantaged arrangement.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Fixed Income Funds	Prospectus	43

Ivy Pictet Targeted Return Bond Fund

Objective

To seek to provide total return through a combination of current income and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in funds within Ivy Funds and/or InvestEd Portfolios. More information about these and other discounts is available from your financial professional, as well as in the Sales Charge Reductions section on page 124 of the Fund’s prospectus, in the Purchase, Redemption and Pricing of Shares section on page 120 of the Fund’s statement of additional information (SAI) and in Appendix B — Intermediary Sales Charge Discounts and Waivers.

Shareholder Fees

(fees paid directly from your investment)	Class A		Class C		Class I	Class N	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None		None	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00%	[1]	1.00%	[1]	None	None	None
Maximum Account Fee	$20	[2]	None		None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class C	Class I	Class N	Class Y
Management Fees	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.25%
Other Expenses	0.24%	0.19%	0.31%	0.15%	0.29%
Total Annual Fund Operating Expenses	1.39%	2.09%	1.21%	1.05%	1.44%
Fee Waiver and/or Expense Reimbursement3,[4]	0.17%	0.17%	0.21%	0.18%	0.22%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.22%	1.92%	1.00%	0.87%	1.22%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

With limited exceptions, for Class A shares, if your Fund account balance is below $650 at the start of business on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20.

[3]

Through January 31, 2020, Ivy Investment Management Company (IICO), the Fund’s investment manager, Ivy Distributors, Inc. (IDI), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) for the Fund’s Class A shares at 1.38%; Class C shares at 2.08%; Class I shares at 1.00%; Class N shares at 0.87%; and Class Y shares at 1.25%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees of Ivy Funds (Board). Certain common expenses applicable to all share classes also may be waived to cap total annual ordinary fund operating expenses, which may serve to reduce the expense ratio of certain share classes below its respective expense cap.

[4]

Through January 31, 2020, IDI and/or WISC have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class N shares and Class Y shares do not exceed the total annual ordinary fund operating expenses of the Class I shares and Class A shares, respectively, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated without the consent of the Board.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that expenses were capped for a one-year period, as indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$692	$974	$1,277	$2,134
Class C Shares	195	638	1,108	2,407
Class I Shares	102	363	645	1,447
Class N Shares	89	316	562	1,266
Class Y Shares	124	434	766	1,705

44	Prospectus	Fixed Income Funds

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$692	$974	$1,277	$2,134
Class C Shares	195	638	1,108	2,407
Class I Shares	102	363	645	1,447
Class N Shares	89	316	562	1,266
Class Y Shares	124	434	766	1,705

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 152% of the average value of its portfolio.

Principal Investment Strategies

Ivy Pictet Targeted Return Bond Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in bonds. For this purpose, the term “bonds” includes any debt security with an initial maturity greater than one year.

The Fund benchmarks itself against a benchmark of cash instruments (the Bloomberg Barclays U.S. Treasury Bills 1-3 Month Index) rather than a bond market index. The Fund is designed to pursue a positive return that exceeds its benchmark by using a flexible approach to bond investing. The Fund seeks to achieve returns that are largely independent of broad movements in the bond market. The Fund has the flexibility to invest in any form of debt security, including, but not limited to, U.S. government and foreign government securities, corporate bonds, convertible and non-convertible bonds, inflation-indexed bonds, asset- and mortgage-backed securities. The Fund also may invest in currencies. The Fund may invest directly in the debt securities listed above, as well as in derivative instruments that provide investment exposure to such debt securities. The Fund is unconstrained in its investment approach, meaning that it is not limited by the types of investments in a particular securities index, nor is it limited to any single type of investment strategy. The Fund is non-diversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers.

As described in more detail below, the Fund expects to use derivatives for various purposes. The Fund may take long positions in derivatives (the values of which typically move in the same direction as the prices of the underlying investments) and short positions in derivatives (the values of which typically move in the opposite direction from the prices of the underlying investments).

The Fund may invest in debt securities of any credit rating and may invest up to 50% of its total assets in non-investment grade debt securities, or high yield or junk bonds, which include bonds rated BB+ or below by S&P Global Ratings, a division of S&P Global Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined to be of comparable quality by its investment subadviser, Pictet Asset Management SA (Pictet AM CH), and with its delegate Pictet Asset Management Limited (Pictet UK, and collectively with Pictet AM CH, Pictet AM).

The Fund may invest in debt securities from any market or country or denominated in any currency, including issuers located in, and/or generating revenue from, both developed and emerging markets. Depending on market conditions, Pictet AM may focus the Fund’s investments on issuers in a single country, a small number of countries, or a particular sector, currency or geographical region.

The Fund will limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 75% of its total assets. The Fund reserves the right to hedge its exposure to foreign currencies to reduce the risk of loss from fluctuations in currency exchange rates, but is under no obligation to do so under any circumstances.

The Fund expects to use a variety of derivative instruments for various purposes. The Fund’s investments in, and use of, derivatives may be significant. The Fund may, at any given time, use a combination of the following types of derivatives: primarily forward currency contracts and interest rate swaps, but also including, but not limited to, options, futures contracts, forward contracts on financial instruments or on a security or an index of securities, options on futures contracts, over-the-counter (OTC) total return swaps and/or credit default swaps. The Fund may use derivatives in an attempt to hedge various instruments, to hedge an investment in one currency back to another currency, to enhance return, to invest in a position not otherwise available, to take a fundamental position long or short in a particular currency, or to mitigate the impact of rising interest rates. In addition, the Fund may use derivatives as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies. With credit default swaps, the Fund may either sell or buy credit protection with respect to bonds or other debt securities pursuant to the terms of these derivative contracts.

It is anticipated that the average portfolio duration of the Fund’s portfolio may vary from negative eight (-8) years to positive eight (8) years. Duration is a measure, expressed as a number of years, of a security’s price sensitivity to changes in interest rates. Generally, when interest rates rise, the price of an instrument with positive duration would be expected to decrease. For example, if a bond has a duration of six years, its price will rise about 6% if its yield drops by 1%, and its price will fall by about 6% if its yield rises by that amount. The value of an instrument with a longer duration generally is more sensitive to changes in interest rates than

Fixed Income Funds	Prospectus	45

a similar instrument with a shorter duration. However, the Fund may use derivative instruments to seek to manage interest rate risk (e.g., by taking short positions in futures contracts on U.S. Treasury securities). Such derivative positions generally would be expected to increase in value when interest rates rise, thereby offsetting losses from the Fund’s long positions in bonds. If the Fund’s short positions have a duration that exceeds those of its long positions, the Fund portfolio would have a “negative duration” — a situation in which the price of an instrument moves in the same direction as interest rates. There is no limit on the weighted average maturity of the Fund’s portfolio.

Pictet AM uses a multi-staged, systematic investment process in selecting investments for inclusion in the Fund’s portfolio. The process combines a top-down (assessing the market environment) and bottom-up (researching individual issuers) analysis in an attempt to invest opportunistically in such instruments that Pictet AM believes can provide greater returns than the overall market, even after accounting for the risks inherent in those instruments. Pictet AM considers top-down factors such as the current interest rate environment, currency forecasts and current spreads. Following its top-down analysis, Pictet AM conducts a bottom-up analysis of the perceived value of an individual investment, including credit and currency opportunities, duration and yield curve positioning.

Generally, in determining whether to sell a security, Pictet continues to analyze the factors considered for buying the security. Pictet may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes to be more attractive opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

∎

Capital Repatriation Risk. Capital repatriation involves the transfer of corporate money or property from a foreign country back to its home country. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times from the date of such investments or even indefinitely. If Pictet AM is unable to repatriate capital from its investments, in whole or in part, this may have an adverse effect on the cash flows and/or performance of the Fund.

∎	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

∎

Convertible Security Risk. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security also is subject to the same types of market and issuer risks that apply to the underlying common stock.

∎

Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

∎

Debt Instruments Risk. The Fund primarily invests in debt and credit-related instruments. Such debt may be unsecured and structurally or contractually subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such debt investments may not be protected by financial covenants or limitations upon additional indebtedness and there is no minimum credit rating for such debt investments. Other factors may materially and adversely affect the market price and yield of such debt investments, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. Many of the debt instruments in which the Fund may invest may have speculative characteristics. Debt securities may be subject to credit risk, duration risk, extension risk, income risk, interest rate risk, liquidity risk and reinvestment risk, among other risks.

∎

Derivatives Risk. The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Fund’s net asset value (NAV). Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and the Fund could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than others. When used for hedging, the change in value of the derivative also may not correlate specifically with the security or other risk being hedged. Derivatives also may be subject to counterparty risk, which includes the risk that the Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. When the Fund uses derivatives, it will provide margin or collateral bilaterally and/or segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or segregate assets could limit the Fund’s ability to pursue other opportunities as they arise. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivatives instruments could change the Fund’s opportunities to pursue its investment strategies.

∎

Duration Risk. Duration risk is the risk that longer-duration debt securities are more likely to decline in price than shorter-duration debt securities in a rising interest rate environment. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes.

46	Prospectus	Fixed Income Funds

∎

Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries. Emerging markets are more susceptible to capital controls, governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less efficient trading markets.

∎

Extension Risk. A rise in interest rates could cause borrowers to pay back the principal on certain debt securities more slowly than expected, thus lengthening the average life of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities.

∎

Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk. The Fund may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as interest rates, currency exchange rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent Pictet AM’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used.

∎

Foreign Currency Risk. Foreign securities may be denominated in foreign currencies. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets.

∎

Foreign Government Obligations and Securities of Supranational Entities Risk. Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Such investments are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal. Factors which may influence the ability or willingness of a foreign government or country to service debt include a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies, the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. There may be no legal or bankruptcy process for collecting sovereign debt.

∎

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; social, political or economic instability; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; adverse foreign tax consequences; different and/or less stringent financial reporting standards; and settlement, custodial or other operational delays. The risks may be exacerbated in connection with investments in emerging markets.

World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

∎

Futures Contracts Risk. A futures contract is an agreement to buy or sell a security or other instrument, index, or commodity at a specific price on a specific date. Futures prices can diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Futures prices are affected by such factors as changes in volatility of the underlying instrument, the time remaining until expiration of the contract, and current and anticipated short-term interest rates, which may not affect security prices the same way. The Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If the Fund were unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position.

∎

Income Risk. The risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines, or income decline within a security. The amount and rate of distributions that the Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

∎

Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund’s securities, especially securities with longer maturities. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A decline in interest rates may cause the Fund to experience a decline in its income. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising rates.

Fixed Income Funds	Prospectus	47

The Fund may be subject to heightened interest rate risk as a result of a rise or anticipated rise in interest rates. In addition, a general rise in rates may result in decreased liquidity and increased volatility in the fixed-income markets generally.

∎

Interest Rate Swap Risk. Interest rate swaps are subject to interest rate risk and credit risk. An interest rate swap transaction could result in losses if the underlying asset or reference does not perform as anticipated. Interest rate swaps also are subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money, potentially including amounts in excess of the Fund’s initial investment.

Interest rate swaps can be based on various measures of interest rates, including the London Interbank Offered Rate (commonly known as LIBOR), swap rates, treasury rates and other foreign interest rates. A swap agreement can increase or decrease the volatility of the Fund’s investments and its net asset value. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. As discussed above, swaps can involve greater risks than direct investment in securities, and are, among other factors, subject to counterparty risk; the risk that, because swaps may have a leverage component, adverse changes in the level of the reference rate can result in gains or losses that are substantially greater than the amount invested in the swap itself; liquidity risk and interest rate risk; each of which may result in significant and unanticipated losses to the Fund.

∎

Liquidity Risk. Generally, a security is liquid if the Fund is able to sell the security at a fair price within a reasonable time. Liquidity generally is related to the market trading volume for a particular security. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly.

∎

Low-Rated Securities Risk. In general, low-rated debt securities (commonly referred to as “high yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these bonds are considered speculative and could significantly weaken the Fund’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations. In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities.

∎

Management Risk. Fund performance is primarily dependent on Pictet AM’s skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.

∎

Market Risk. Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Further, stocks in the Index may underperform other equity investments. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value. At times, the Fund may become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector. Additionally, global economies and financial markets are becoming increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

∎

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities are subject to prepayment risk and extension risk. When interest rates decline, unscheduled prepayments can be expected to accelerate, shortening the average lives of such securities, and the Fund may be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments also would limit the potential for capital appreciation on mortgage-backed and asset-backed securities, thereby reducing the Fund’s income. Conversely, when interest rates rise, the values of mortgage-backed and asset-backed securities generally fall. Rising interest rates typically result in decreased prepayments and longer average lives of such securities. This could cause the value of such securities to be more volatile or decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities.

Certain mortgage-backed securities are U.S. government securities. See U.S. Government Securities Risk for the risks of these types of securities. For non-U.S. government securities, there is the risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government or supported by the right of the issuer to borrow from the U.S. government.

∎

Non-Diversification Risk. The Fund is a “non-diversified” mutual fund and, as such, its investments are not required to meet certain diversification requirements under Federal law. Compared with “diversified” funds, the Fund may invest a greater percentage of its assets in the securities of an issuer. Thus, the Fund may hold fewer securities than other funds. A decline in the value of those investments would cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

48	Prospectus	Fixed Income Funds

∎

Options Risk. An option is the right to buy or sell a security or other instrument, index, or commodity at a specific price on or before a specific date. Options can offer large amounts of leverage, which may result in the Fund’s NAV being more sensitive to changes in the value of the related instrument. The Fund may purchase or write both options that are traded on domestic and foreign exchanges and OTC options. When the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so could result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction. The Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market, and there can be no assurance that such a market will exist at any particular time. If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction or an economically offsetting purchase transaction from another counterparty for a covered call option written by the Fund could cause material losses to the Fund because the Fund would, if unable to substitute other collateral, be unable to sell the investment used as cover for the written option until the option expires or is exercised.

∎

Portfolio Turnover Risk. Frequent buying and selling of investments involve higher costs to the Fund and may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of net short-term capital gains. The payment of taxes on distributions of these gains could adversely affect a shareholder’s after-tax return on its investment in the Fund. Any distributions attributable to such net gains will be taxed as ordinary income for Federal income tax purposes. Factors that can lead to short-term trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain the Fund’s market capitalization target, and the need to sell a security to meet redemption activity.

∎

Regional Focus Risk. Focusing on a particular geographical region or country involves increased currency, political, regulatory and other risks. To the extent the Fund invests a significant portion of its assets in a particular geographical region or country, economic, political, social and environmental conditions in that region or country will have a greater effect on Fund performance than they would in a more geographically diversified equity fund and the Fund’s performance may be more volatile than the performance of a more geographically diversified fund. See Market Risk.

∎

Reinvestment Risk. A decline in interest rates may cause issuers to prepay higher-yielding securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.

∎

Swaps Risk. A swap is an agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swap agreements may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Examples of swap agreements include, but are not limited to, equity, commodity, index or other total return swaps, foreign currency swaps, credit default swaps and interest rate swaps.

∎

Targeted Return Strategy Risk. There can be no assurance that the Fund’s returns over time or during any period will be positive or will exceed the Fund’s benchmark. An investor may lose money by investing in the Fund. Given the Fund’s strategy, the Fund may not always perform in line with the performance of the bond markets. The Fund employs investment management techniques that differ from those often used by traditional bond funds, and expects to use derivatives in pursuing its investment objective. Although Pictet AM will apply investment strategies, techniques, and risk analyses in making investment decisions for the Fund, there is no guarantee that this will produce the intended results and there is no guarantee the Fund will meet its objective.

∎

U.S. Government Securities Risk. Certain U.S. government securities, such as U.S. Treasury (Treasury) securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. Other U.S. government securities, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB), are not backed by the full faith and credit of the U.S. government and, instead, may be supported only by the credit of the issuer or by the right of the issuer to borrow from the Treasury.

Fixed Income Funds	Prospectus	49

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the Fund’s returns with those of a broad-based securities market index and Morningstar and Lipper peer groups (each comprised of a universe of mutual funds with investment objectives similar to that of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. Unlike the returns in the chart, the returns in the table reflect the maximum applicable sales charges for the Fund.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary. Return After Taxes on Distributions and Sale of Fund Shares may be better than Return Before Taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyinvestments.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 0.81% (the third quarter of 2018) and the lowest quarterly return was -0.50% (the second quarter of 2018).

Average Annual Total Returns

as of December 31, 2018	1 Year	Life of Class
Class A (began on 01-04-2016)
Return Before Taxes	-5.34%	-0.78%
Return After Taxes on Distributions	-7.23%	-1.83%
Return After Taxes on Distributions and Sale of Fund Shares	-3.17%	-1.03%
Class C (began on 01-04-2016)
Return Before Taxes	-0.27%	0.51%
Class I (began on 01-04-2016)
Return Before Taxes	0.63%	1.43%
Class N (began on 01-04-2016)
Return Before Taxes	0.76%	1.56%
Class Y (began on 01-04-2016)
Return Before Taxes	0.41%	1.22%

Indexes	1 Year	Life of Class
Bloomberg Barclays U.S. Treasury Bills: 1-3 Month Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 01-04-2016)	1.83%	0.97%
Morningstar Nontraditional Bond Category Average (net of fees and expenses) (Life of Class index comparison begins on 01-04-2016)	-1.28%	2.86%
Lipper Alternative Credit Focus Funds Universe Average (net of fees and expenses) (Life of Class index comparison begins on 01-04-2016)	-1.44%	3.08%

50	Prospectus	Fixed Income Funds

Investment Adviser and Investment Subadvisers

The Fund is managed by Ivy Investment Management Company (IICO) and subadvised by Pictet Asset Management SA (Pictet AM CH). IICO oversees the Fund’s investments and its business operations. Pictet AM CH chooses the Fund’s investments (other than the investment of cash on hand) and provides related advisory services. Pictet AM CH delegates to its affiliate, Pictet Asset Management Limited (Pictet UK, and collectively with Pictet AM CH, Pictet AM), certain portfolio management, trading and other responsibilities for the Fund.

Portfolio Managers

Pictet AM’s Investment Team is primarily responsible for the day-to-day management of the Fund. Pictet AM’s Investment Team consists of Andres Sanchez Balcazar of Pictet AM CH, Lead Portfolio Manager and Head of Global & Regional Bonds Team; Thomas Hansen of Pictet UK, Investment Manager, Global & Regional Bonds Team; and David Bopp of Pictet AM CH, Investment Manager, Global & Regional Bonds Team. Each portfolio manager has managed the Fund since its inception in January 2016.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by WISC if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), by telephone (Class A and Class C shares: 800.777.6472) or via the internet if you have completed an Express Transaction Authorization Form (www.ivyinvestments.com) (Class A and Class C shares). If your shares are not held in a Direct Account (such as for Class N shares), please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund. Purchases and redemptions of Fund shares in Direct Accounts through Waddell & Reed, Inc. (Waddell & Reed) as your broker will be reviewed by Waddell & Reed to ensure they are in good order and then forwarded to WISC and will be processed at the Fund’s NAV per share next calculated after your order is received in proper form by WISC.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or IDI may reduce or waive the minimums in some cases:

For Class A and Class C:
To Open an Account	$750
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class I, Class N and Class Y:
Please check with your broker-dealer, plan administrator or third party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case you may be taxed upon withdrawal of monies from the tax-advantaged arrangement.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Fixed Income Funds	Prospectus	51

Ivy PineBridge High Yield Fund

Objective

To seek to provide total return through a combination of high current income and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in funds within Ivy Funds and/or InvestEd Portfolios. More information about these and other discounts is available from your financial professional, as well as in the Sales Charge Reductions section on page 124 of the Fund’s prospectus, in the Purchase, Redemption and Pricing of Shares section on page 120 of the Fund’s statement of additional information (SAI) and in Appendix B — Intermediary Sales Charge Discounts and Waivers.

Shareholder Fees

(fees paid directly from your investment)	Class A		Class I	Class N	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00%	[1]	None	None	None
Maximum Account Fee	$20	[2]	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class I	Class N	Class R
Management Fees	0.62%	0.62%	0.62%	0.62%
Distribution and Service (12b-1) Fees	0.25%	0.00%	0.00%	0.50%
Other Expenses	0.24%	0.38%	0.21%	0.45%
Total Annual Fund Operating Expenses	1.11%	1.00%	0.83%	1.57%
Fee Waiver and/or Expense Reimbursement3,[4]	0.11%	0.28%	0.11%	0.10%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%	0.72%	0.72%	1.47%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase.

[2]

With limited exceptions, for Class A shares, if your Fund account balance is below $650 at the start of business on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20.

[3]

Through January 31, 2020, Ivy Investment Management Company (IICO), the Fund’s investment manager, Ivy Distributors, Inc. (IDI), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class A shares at 1.00% and Class I and Class N shares at 0.72%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees (Board). Certain common expenses applicable to all share classes also may be waived to cap total annual ordinary fund operating expenses, which may serve to reduce the expense ratio of certain share classes.

[4]

Through January 31, 2020, IDI and/or WISC have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class N shares do not exceed the total annual ordinary fund operating expenses of the Class I shares, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated without the consent of the Board.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that expenses were capped for a one-year period, as indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$671	$897	$1,141	$1,840
Class I Shares	74	291	525	1,199
Class N Shares	74	254	450	1,015
Class R Shares	150	486	846	1,859

52	Prospectus	Fixed Income Funds

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$671	$897	$1,141	$1,840
Class I Shares	74	291	525	1,199
Class N Shares	74	254	450	1,015
Class R Shares	150	486	846	1,859

Portfolio Turnover

The Fund bears transaction costs, such as spreads between bid and asked prices, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 81% of the average value of its portfolio.

Principal Investment Strategies

Ivy PineBridge High Yield Fund seeks to achieve its objective by investing primarily in a diversified portfolio of high-yield, lower-quality fixed-income securities of U.S. and foreign issuers, the risks of which are, in the judgment of PineBridge Investments LLC (PineBridge), the Fund’s subadviser, consistent with the Fund’s investment objective. Under normal circumstances, the Fund invests at least 80% of its net assets in non-investment grade debt securities, commonly called “high yield” or “junk” bonds. Such bonds include debt securities rated BB+ or lower by S&P Global Ratings, a division of S&P Global Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO), or, if unrated, determined by PineBridge to be of comparable quality. The Fund may invest up to 100% of its total assets in non-investment grade debt securities; however, the Fund’s allocation to high yield securities rated CCC or lower by S&P (or comparably rated by another NRSRO, or, if unrated, determined by PineBridge to be of comparable quality), is capped so that the Fund’s exposure to such securities will never be greater than 1.2 times the CCC or lower exposure of the Fund’s benchmark, the Bloomberg Barclays U.S. Corporate High-Yield Index.

The Fund also may invest up to 20% of its total assets in lower-quality debt securities that are considered investment grade. Such securities include those rated BBB+, BBB or BBB- by S&P (or comparably rated by another NRSRO, or, if unrated, determined by PineBridge to be of comparable quality). The Fund may invest in fixed-income securities of any maturity and in companies of any size, but intends to invest primarily in intermediate and long-term corporate obligations.

The Fund may invest up to 100% of its total assets in foreign debt securities that are denominated in U.S. dollars or foreign currencies. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

In selecting securities for the Fund, PineBridge combines a top-down (assessing the market environment) and bottom-up (researching individual issuers) investment philosophy, with a strong focus on a security’s relative value. From a top-down perspective, PineBridge considers both industry specific trends and other macroeconomic events that are impacting issuers. PineBridge also employs a proprietary bottom-up credit analysis that independently rates credit risk, fundamental trends and market value. As part of this process, PineBridge assigns a risk rating to each issuer based upon PineBridge’s evaluation of the issuer’s credit risk. Those risk ratings are designed to assess an issuer’s potential risk of default in a similar approach to a ratings agency methodology.

PineBridge continuously monitors the risks associated with each such issuer, including establishing a “credit impairment catalyst” (CIC) trigger for each. These triggers are quantifiable, company-or sector-specific metrics, which, if met, require a re-evaluation of PineBridge’s original investment thesis on that issuer. Overall, investments with favorable valuation ratings relative to their credit risk are included in the Fund’s portfolio. PineBridge may actively trade the Fund’s securities in seeking to achieve the Fund’s investment objective.

Generally, in determining whether to sell a security, PineBridge utilizes the same factors it considers for buying a security, with a particular emphasis on an issuer’s CIC triggers in addition to its relative valuation. PineBridge also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes to be more attractive opportunities, or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

∎	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

∎

Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit

Fixed Income Funds	Prospectus	53

quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

∎

Extension Risk. A rise in interest rates could cause borrowers to pay back the principal on certain debt securities more slowly than expected, thus lengthening the average life of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities.

∎

Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

∎

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; social, political or economic instability; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; adverse foreign tax consequences; different and/or less stringent financial reporting standards; and settlement, custodial or other operational delays. The risks may be exacerbated in connection with investments in emerging markets.

World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

∎

Income Risk. The risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines, or income decline within a security. The amount and rate of distributions that the Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

∎

Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund’s securities, especially securities with longer maturities. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A decline in interest rates may cause the Fund to experience a decline in its income. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising rates. The Fund may be subject to heightened interest rate risk as a result of a rise or anticipated rise in interest rates. In addition, a general rise in rates may result in decreased liquidity and increased volatility in the fixed-income markets generally.

∎

Liquidity Risk. Generally, a security is liquid if the Fund is able to sell the security at a fair price within a reasonable time. Liquidity generally is related to the market trading volume for a particular security. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly.

∎

Low-Rated Securities Risk. In general, low-rated debt securities (commonly referred to as “high yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these bonds are considered speculative and could significantly weaken the Fund’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations. In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities.

∎

Management Risk. Fund performance is primarily dependent on the PineBridge’s skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.

∎

Market Risk. Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Further, stocks in the Index may underperform other equity investments. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific

54	Prospectus	Fixed Income Funds

investments held by the Fund will rise in value. At times, the Fund may become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector. Additionally, global economies and financial markets are becoming increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

∎

Portfolio Turnover Risk. Frequent buying and selling of investments involve higher costs to the Fund and may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of net short-term capital gains. The payment of taxes on distributions of these gains could adversely affect a shareholder’s after-tax return on its investment in the Fund. Any distributions attributable to such net gains will be taxed as ordinary income for Federal income tax purposes. Factors that can lead to short-term trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain the Fund’s market capitalization target, and the need to sell a security to meet redemption activity.

∎

Reinvestment Risk. A decline in interest rates may cause issuers to prepay higher-yielding securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows the performance for Class A shares during 2018. The table shows the average annual total returns for each Class of the Fund and also compares the Fund’s returns with those of a broad-based securities market index and Morningstar and Lipper peer groups (each comprised of a universe of mutual funds with investment objectives similar to that of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. Unlike the returns in the chart, the returns in the table reflect the maximum applicable sales charges for the Fund.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary. Return After Taxes on Distributions and Sale of Fund Shares may be better than Return Before Taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyinvestments.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 1.79% (the third quarter of 2018) and the lowest quarterly return was -5.33% (the fourth quarter of 2018).

Fixed Income Funds	Prospectus	55

Average Annual Total Returns

as of December 31, 2018	1 Year	Life of Class
Class A (began on 05-18-2017)
Return Before Taxes	-9.58%	-4.28%
Return After Taxes on Distributions	-11.43%	-6.27%
Return After Taxes on Distributions and Sale of Fund Shares	-5.63%	-4.06%
Class I (began on 05-18-2017)
Return Before Taxes	-3.79%	-0.46%
Class N (began on 05-18-2017)
Return Before Taxes	-3.79%	-0.46%
Class R (began on 05-18-2017)
Return Before Taxes	-4.51%	-1.18%

Indexes	1 Year	Life of Class
Bloomberg Barclays U.S. Corporate High Yield Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 05-18-2017)	-2.08%	0.66%
Morningstar High-Yield Bond Category Average (net of fees and expenses) (Life of Class index comparison begins on 05-18-2017)	-2.81%	-0.03%
Lipper High Yield Funds Universe Average (net of fees and expenses) (Life of Class index comparison begins on 05-18-2017)	-2.84%	-0.05%

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO) and sub-advised by PineBridge Investments LLC (PineBridge).

Portfolio Managers

John Yovanovic, CFA, Managing Director and Head of High Yield Portfolio Management for PineBridge, Jeremy Burton, CFA, Senior Vice President, Credit Analyst for PineBridge, and Dan Purser, CFA, Managing Director, Credit Analyst for PineBridge, have managed the Fund since its inception in May 2017.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by WISC if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), by telephone (Class A shares: 800.777.6472) or via the internet if you have completed an Express Transaction Authorization Form (www.ivyinvestments.com) (Class A shares). If your shares are not held in a Direct Account (such as for Class N and Class R shares), please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund. Purchases and redemptions of Fund shares in Direct Accounts through Waddell & Reed, Inc. (Waddell & Reed) as your broker will be reviewed by Waddell & Reed to ensure they are in good order and then forwarded to WISC and will be processed at the Fund’s NAV per share next calculated after your order is received in proper form by WISC.

56	Prospectus	Fixed Income Funds

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or IDI may reduce or waive the minimums in some cases:

For Class A:
To Open an Account	$750
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class I, Class N and Class R:
Please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case you may be taxed upon withdrawal of monies from the tax-advantaged arrangement.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Fixed Income Funds	Prospectus	57

Ivy IG International Small Cap Fund

Objective

To seek to provide capital growth and appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in funds within Ivy Funds and/or InvestEd Portfolios. More information about these and other discounts is available from your financial professional, as well as in the Sales Charge Reductions section on page 124 of the Fund’s prospectus, in the Purchase, Redemption and Pricing of Shares section on page 120 of the Fund’s statement of additional information (SAI) and in Appendix B — Intermediary Sales Charge Discounts and Waivers.

Shareholder Fees

(fees paid directly from your investment)	Class A		Class C		Class I	Class N	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None		None	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00%	[1]	1.00%	[1]	None	None	None
Maximum Account Fee	$20	[2]	None		None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class C	Class I		Class N		Class Y
Management Fees	1.00%	1.00%	1.00%		1.00%		1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%		0.00%		0.25%
Other Expenses	0.29%	0.27%	0.34%		0.18%		0.34%
Total Annual Fund Operating Expenses	1.54%	2.27%	1.34%		1.18%		1.59%
Fee Waiver and/or Expense Reimbursement[3,4]	0.09%	0.05%	0.35%		0.19%		0.14%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.45%	2.22%	0.99%	[5]	0.99%	[5]	1.45%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

With limited exceptions, for Class A shares, if your Fund account balance is below $650 at the start of business on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20.

[3]

Through January 31, 2020, Ivy Investment Management Company (IICO), the Fund’s investment manager, Ivy Distributors, Inc. (IDI), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class A shares at 1.45% and Class I shares and Class N shares at 0.99%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees (Board). Certain common expenses applicable to all share classes also may be waived to cap total annual ordinary fund operating expenses, which may serve to reduce the expense ratio of certain share classes.

[4]

Through January 31, 2020, IDI and/or WISC have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class N shares and Class Y shares do not exceed the total annual ordinary fund operating expenses of the Class I shares and Class A shares, respectively, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated without the consent of the Board.

[5]

The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because it has been restated to reflect a change in the Fund’s contractual class waiver.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that expenses were capped for a one-year period, as indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$714	$1,025	$1,358	$2,297
Class C Shares	225	705	1,211	2,601
Class I Shares	101	390	701	1,582
Class N Shares	101	356	631	1,415
Class Y Shares	148	488	852	1,877

58	Prospectus	Global/International Fund

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$714	$1,025	$1,358	$2,297
Class C Shares	225	705	1,211	2,601
Class I Shares	101	390	701	1,582
Class N Shares	101	356	631	1,415
Class Y Shares	148	488	852	1,877

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.

Principal Investment Strategies

Ivy IG International Small Cap Fund seeks to achieve its objective to provide capital growth and appreciation by investing, under normal circumstances, at least 80% of its net assets in common stocks of small-capitalization companies. For purposes of this Fund, small-capitalization companies are companies with market capitalizations within the range of companies in the MSCI EAFE Small Cap Index. As of September 30, 2018, this range of market capitalizations was between approximately $7.8 million and $50.2 billion.

The Fund seeks to be diversified geographically and by industry and, under normal circumstances, will invest primarily in companies located in developed markets outside the United States and Canada, although the Fund also may invest in companies located in emerging markets. The Fund also may invest in depositary receipts (e.g., American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) of foreign issuers. The Fund may invest up to 100% of its total assets in foreign securities, including securities denominated in currencies other than the U.S. dollar.

The Fund uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both. The Fund may focus a portion of its investments in a particular sector or sectors of the economy. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various additional foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.
In selecting common stocks for the Fund, the Fund’s investment sub-advisers, I.G. International Management Ltd. (IG Ireland) and I.G. Investment Management (Hong Kong) Limited (IG Hong Kong, and collectively with IG Ireland, IGI), seek to invest in companies that possess what IGI believes are innovative and cost-effective products and services, and which IGI believes are well-positioned for substantial future growth. IGI favors companies that it believes are attractively valued, that possess a sustainable competitive advantage (i.e., market share, global scale, or low costs) and that are equipped with a strong and experienced management and ownership team.

In its stock selection, IGI follows a three-stage process that includes idea generation, fundamental analysis and portfolio construction. IGI begins the stock selection process by utilizing initial filters (i.e., market cap) to narrow the investment universe, followed by a specific set of criteria to filter and rank the universe by sector. Part of this idea generation stage includes considering internal and external research ideas, meeting with company management and developing investment themes (top down view). The fundamental analysis stage consists of identifying stock and sector themes through proprietary and third party analyst discussion and research, financial statement analysis, valuation modeling and further meetings with company management. Finally, the portfolio construction stage utilizes a well-defined set of portfolio parameters, while seeking to balance the investment thesis of each security in relation to other securities within the portfolio.

Generally, in determining whether to sell a security, IGI uses the same type of analysis that it uses in buying securities. IGI may sell a security if it significantly exceeds it price and valuation targets, if IGI has a high conviction that the security’s earnings will be substantially below expectations, if IGI’s buy thesis is no longer valid due to company specific changes, or if there is a significant change within the business or the macro landscape that impacts its investment thesis. IGI also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

∎	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

Global/International Fund	Prospectus	59

∎

Depositary Receipts Risk. Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) generally are subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted.

∎

Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries. Emerging markets are more susceptible to capital controls, governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less efficient trading markets.

∎

Foreign Currency Risk. Foreign securities may be denominated in foreign currencies. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets.

∎

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; social, political or economic instability; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; adverse foreign tax consequences; different and/or less stringent financial reporting standards; and settlement, custodial or other operational delays. The risks may be exacerbated in connection with investments in emerging markets.

World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

∎

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.

∎

Liquidity Risk. Generally, a security is liquid if the Fund is able to sell the security at a fair price within a reasonable time. Liquidity generally is related to the market trading volume for a particular security. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly.

∎

Management Risk. Fund performance is primarily dependent on IGI’s skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.

∎

Market Risk. Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Further, stocks in the Index may underperform other equity investments. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value. At times, the Fund may become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector. Additionally, global economies and financial markets are becoming increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

∎

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

∎

Small Company Risk. Securities of small-to-micro-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-to-micro-capitalization companies at the desired time.

60	Prospectus	Global/International Fund

∎

Value Stock Risk. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of IGI, undervalued. The value of a security believed by IGI to be undervalued may never reach what is believed to be its full value; such security’s value may decrease or such security may be appropriately priced.

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows the performance for Class A shares during 2018. The table shows the average annual total returns for each Class of the Fund and also compares the Fund’s returns with those of a broad-based securities market index and Morningstar and Lipper peer groups (each comprised of a universe of mutual funds with investment objectives similar to that of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. Unlike the returns in the chart, the returns in the table reflect the maximum applicable sales charges for the Fund.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary. Return After Taxes on Distributions and Sale of Fund Shares may be better than Return Before Taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyinvestments.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 0.86% (the first quarter of 2018) and the lowest quarterly return was -15.92% (the fourth quarter of 2018).

Global/International Fund	Prospectus	61

Average Annual Total Returns

as of December 31, 2018	1 Year	Life of Class
Class A (began on 01-10-2017)
Return Before Taxes	-23.74%	-1.30%
Return After Taxes on Distributions	-24.02%	-1.49%
Return After Taxes on Distributions and Sale of Fund Shares	-13.85%	-0.98%
Class C (began on 01-10-2017)
Return Before Taxes	-19.64%	0.96%
Class I (began on 01-10-2017)
Return Before Taxes	-18.78%	2.04%
Class N (began on 01-10-2017)
Return Before Taxes	-18.73%	2.05%
Class Y (began on 01-10-2017)
Return Before Taxes	-19.02%	1.71%

Indexes	1 Year	Life of Class
MSCI EAFE Small Cap Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 01-10-2017)	-17.89%	3.62%
Morningstar Foreign Small/Mid Growth Category Average (net of fees and expenses) (Life of Class index comparison begins on 01-10-2017)	-18.20%	4.63%
Lipper International Small/Mid-Cap Growth Funds Universe Average (net of fees and expenses) (Life of Class index comparison begins on 01-10-2017)	-18.78%	3.80%

Investment Advisers

The Fund is managed by Ivy Investment Management Company (IICO) and sub-advised by I.G. International Management Ltd. (IG Ireland). IG Ireland delegates to its affiliate, I.G. Investment Management (Hong Kong) Limited (IG Hong Kong, and collectively with IG Ireland, IGI), certain portfolio management, trading and other responsibilities for the Fund.

Portfolio Managers

Each of Martin Fahey, CFA, Lead Portfolio Manager for IG Ireland, and Bryan Mattei, CFA, Associate Portfolio Manager for IG Hong Kong, have managed the Fund since its inception in January 2017. Seamus Kelly, CFA, Associate Portfolio Manager for IG Ireland, has managed the Fund since January 2018.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by WISC if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), by telephone (Class A and Class C shares: 800.777.6472) or via the internet if you have completed an Express Transaction Authorization Form (www.ivyinvestments.com) (Class A and Class C shares). If your shares are not held in a Direct Account (such as for Class N shares), please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund. Purchases and redemptions of Fund shares in Direct Accounts through Waddell & Reed, Inc. (Waddell & Reed) as your broker will be reviewed by Waddell & Reed to ensure they are in good order and then forwarded to WISC and will be processed at the Fund’s NAV per share next calculated after your order is received in proper form by WISC.

62	Prospectus	Global/International Fund

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or IDI may reduce or waive the minimums in some cases:

For Class A and Class C:
To Open an Account	$750
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class I, Class N and Class Y:
Please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case you may be taxed upon withdrawal of monies from the tax-advantaged arrangement.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Global/International Fund	Prospectus	63

Ivy Apollo Multi-Asset Income Fund

Objectives

To seek to provide a high level of current income. Capital appreciation is a secondary objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in funds within Ivy Funds and/or InvestEd Portfolios. More information about these and other discounts is available from your financial professional, as well as in the Sales Charge Reductions section on page 124 of the Fund’s prospectus, in the Purchase, Redemption and Pricing of Shares section on page 120 of the Fund’s statement of additional information (SAI) and in Appendix B — Intermediary Sales Charge Discounts and Waivers.

Shareholder Fees

(fees paid directly from your investment)	Class A		Class C		Class I	Class N	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None		None	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00%	[1]	1.00%	[1]	None	None	None
Maximum Account Fee	$20	[2]	None		None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class C	Class I	Class N	Class Y
Management Fees	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.25%
Other Expenses	0.29%	0.28%	0.26%	0.10%	0.24%
Acquired Fund Fees and Expenses[3]	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[4]	1.25%	1.99%	0.97%	0.81%	1.20%
Fee Waiver and/or Expense Reimbursement[5,6]	0.00%	0.00%	0.21%	0.05%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.25%	1.99%	0.76%[7]	0.76%[7]	1.20%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

With limited exceptions, for Class A shares, if your Fund account balance is below $650 at the start of business on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20.

[3]

Acquired Fund Fees and Expenses sets forth the Fund’s pro rata portion of the cumulative expenses charged by an exchange-traded fund (ETF) in which the Fund invested during the last fiscal year. The actual Acquired Fund Fees and Expenses will vary with changes in the allocations of the Fund’s assets. The Acquired Fund Fees and Expenses shown are based on the total expense ratio of the ETF for the ETF’s most recent fiscal year. These expenses are not direct costs paid by Fund shareholders, and are not used to calculate the Fund’s NAV.

[4]

The Total Annual Fund Operating Expenses ratio shown in this table does not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.

[5]

Through January 31, 2020, Ivy Investment Management Company (IICO), the Fund’s investment manager, Ivy Distributors, Inc. (IDI), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) for the Fund’s Class A shares at 1.30%, Class C shares at 2.17%, Class I and Class N shares at 0.75% and Class Y shares at 1.25%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees of Ivy Funds (Board).

[6]

Through January 31, 2020, IDI and/or WISC have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class N shares and Class Y shares do not exceed the total annual ordinary fund operating expenses of the Class I shares and Class A shares, respectively, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated without the consent of the Board.

[7]

The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because it has been restated to reflect a change in the Fund’s contractual class waiver.

64	Prospectus	Specialty/Allocation Fund

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that expenses were capped for a one-year period, as indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$695	$949	$1,222	$1,999
Class C Shares	202	624	1,073	2,317
Class I Shares	78	288	516	1,171
Class N Shares	78	254	445	997
Class Y Shares	122	381	660	1,455

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$695	$949	$1,222	$1,999
Class C Shares	202	624	1,073	2,317
Class I Shares	78	288	516	1,171
Class N Shares	78	254	445	997
Class Y Shares	122	381	660	1,455

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.

Principal Investment Strategies

Ivy Apollo Multi-Asset Income Fund seeks to achieve its objectives by allocating its assets among four different investment strategies, or “sleeves,” which IICO believes are generally complementary to each other: a total return strategy, a high income strategy, a global equity income strategy and a global real estate strategy. IICO, along with subadvisers Apollo Credit Management, LLC (Apollo), a subsidiary of Apollo Global Management, LLC (together with its consolidated subsidiaries, including Apollo, Apollo Global) and LaSalle Investment Management Securities, LLC (LaSalle) (collectively, IICO, Apollo and LaSalle are referred to for this Fund as the Investment Manager), provide day-to-day management for one or more of these investment sleeves according to the following target allocations:

∎	Total Return Strategy (Apollo): 20%

∎	High Income Strategy (IICO): 30%

∎	Global Equity Income Strategy (IICO): 40%

∎	Global Real Estate Strategy (LaSalle): 10%

The Investment Managers will act independently from each other and each will utilize its own distinct investment style for the sleeve(s) that it manages, subject to the Fund’s investment objectives, strategies and restrictions and the overall supervision of the Board.

IICO will rebalance the Fund’s assets on a periodic basis (as determined by IICO) to return each strategy to its stated percentage allocation. However, market movements may cause the Fund’s allocation to a given sleeve to differ from its stated percentage allocation between rebalances.

Information about each strategy is set forth below.

Total Return Strategy Sleeve:

Apollo invests the assets allocated to the total return strategy using a multi-sector approach across a broad range of credit-oriented markets with a primary, but not exclusive, focus on non-investment grade credit. Apollo uses a flexible value investment style and allocates its assets across four areas: U.S. corporate credit, global corporate credit, structured credit, and real estate. Apollo invests the assets allocated to this strategy in both secured and unsecured credit assets or instruments such as: corporate credit, bank loans (including senior loans or lower-rated loans), high yield or “junk” bonds, stressed or distressed credit assets; residential loans and mortgage backed securities; middle market loans, collateralized loan obligations (CLOs), commercial real estate loans and

Specialty/Allocation Fund	Prospectus	65

mortgage-backed securities; asset-backed securities; liquid and illiquid opportunistic investments; emerging market investments; stock or equity-linked securities received following a corporate reorganization or restructuring process; non-performing loans; structured credit assets; infrastructure and infrastructure-related investments; and any other asset or instrument having a similar target return profile.

Apollo expects to access these markets through a combination of primary and secondary markets, as well as selectively relying on proprietary origination. Apollo may invest in securities globally but generally intends to focus on pursuing opportunities in North America, Europe and emerging markets. The strategy is unconstrained (meaning that it is not limited by the types of investments in a particular securities index, nor is it limited to any single type of investment strategy) and Apollo expects to achieve significant diversification across sectors, geographies, industries and issuers, although such diversification will be constrained by the liquidity and leveraging requirements of the Investment Company Act of 1940, as amended. Investments may be of any level of liquidity and maturity, and of any credit quality.

High Income Strategy Sleeve:

IICO invests the assets allocated to the high income strategy primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, including secured and unsecured loan assignments, loan participations and other loan instruments (loans) of U.S. and foreign issuers, the risks of which are, in IICO’s judgment, consistent with the Fund’s objectives. IICO invests the assets allocated to this sleeve primarily in lower-quality debt securities, which include debt securities rated BBB+ or lower by S&P Global Ratings, a division of S&P Global Inc. (S&P), or comparably rated by another NRSRO or, if unrated, determined by IICO to be of comparable quality. IICO may invest an unlimited amount of the assets allocated to this sleeve in junk bonds, as described above. IICO may invest assets allocated to the high income strategy in fixed-income securities of any maturity.

IICO may invest up to 100% of the sleeve’s assets in foreign securities that are denominated in U.S. dollars or foreign currencies. Many of the companies in which the sleeve may invest have diverse operations, with products or services in foreign markets. Therefore, the sleeve may have indirect exposure to various foreign markets through investments in these companies, even if the sleeve is not invested directly in such markets.

IICO also may invest the sleeve’s assets in private placements and other restricted securities.

Although IICO considers credit ratings in selecting investments for the sleeve, IICO bases its investment decisions for a particular instrument primarily on its own credit analysis and not on a NRSRO’s credit rating. IICO may look at a number of factors in selecting securities for the sleeve, beginning with a primarily bottom-up (researching individual issuers) analysis of a company’s fundamentals, including financial strength, growth of operating cash flows, strength of management, borrowing requirements, improving credit metrics, potential to improve credit standing, responsiveness to changes in interest rates and business conditions, strength of business model, and capital structure and future capital needs, and progressing to consideration of the current economic environment, the direction and level of interest rates and inflation, and industry fundamentals and trends in the general economy.

IICO also may conduct a screening of issuers to narrow the investment universe, and considers characteristics such as yield, performance, maturity and relative value across and within sectors.

IICO attempts to optimize the sleeve’s risk/reward by investing in the debt portion of the capital structure that IICO believes to be most attractive, which may include secured and/or unsecured loans, floating rate notes and/or secured and/or unsecured high-yield bonds. For example, if IICO believes that market conditions are favorable for a particular type of fixed-income instrument, such as high yield bonds, most or all of the fixed-income instruments in which the sleeve invests may be high yield bonds. Similarly, if IICO believes that market conditions are favorable for loans, most or all of the fixed-income instruments in which the sleeve invests may be loans, including second-lien loans which are lower in the capital structure and less liquid than first-lien (senior) loans.

Global Equity Income Strategy Sleeve:

IICO invests the assets allocated to the global equity income strategy primarily in equity securities that are issued by companies of any size located largely in developed markets around the world, that IICO believes will be able to generate a reasonable level of current income for investors given current market conditions, and that demonstrate favorable prospects for total return. IICO focuses on companies that it believes have the ability to maintain and/or grow their dividends while providing capital appreciation over the long-term.

Under normal circumstances, the sleeve invests in equity securities that consist primarily of dividend-paying common stocks across the globe. The sleeve may invest in U.S. and non-U.S. issuers and may invest up to 100% of its total assets in foreign securities. Although this sleeve invests primarily in large capitalization companies (typically companies with market capitalizations of at least $10 billion at the time of acquisition), it may invest in companies of any size.

Under normal circumstances, IICO invests at least 40% (or, if IICO deems it warranted by market conditions, at least 30%) of the total assets allocated to this sleeve in securities of non-U.S. issuers.

In selecting securities for the sleeve, IICO uses a company-specific stock selection process. IICO seeks to identify higher-quality companies that it believes are reasonably-valued, have a strong likelihood of maintaining and/or growing their dividend, and have a relatively stable to improving fundamental outlook, relative to market expectations. IICO considers an analysis of sectors/industries and geographical areas (when relevant) when determining the attractiveness of names and weightings of sectors, and to a lesser degree, countries. IICO also considers several other factors, including a company’s history of fundamentals; ability to sustain its business model; growth potential; management proficiency; and competitive environment. Part of IICO’s process includes an initial screening of the investable universe based on key financial, valuation and technical criteria.

66	Prospectus	Specialty/Allocation Fund

Many of the companies in which the sleeve may invest have diverse operations, with products or services in foreign markets. Therefore, this sleeve may have indirect exposure to various additional foreign markets through investments in these companies, even if the sleeve is not invested directly in such markets.

Global Real Estate Strategy Sleeve:

LaSalle invests the assets allocated to the global real estate strategy in securities of companies in the real estate or real estate-related industries. LaSalle intends to invest this sleeve primarily in equity and equity-related securities issued by “Global Real Estate Companies,” which are companies that meet one of the following criteria:

∎	companies qualifying for U.S. Federal income tax purposes as real estate investment trusts (REITS);

∎	entities similar to REITs formed under the laws of a country other than the U.S.;

∎

companies located in any country that, at the time of initial purchase by the sleeve, derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or that have at least 50% of their assets invested in such real estate; or

∎	companies located in any country that are primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry.

The equity and equity-related securities in which this sleeve invests include common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks, and preferred stocks. The sleeve does not directly invest in real estate. LaSalle may invest the sleeve’s assets in Global Real Estate Companies located in any country, including any emerging market country. As a result, this sleeve may make substantial investments in non-U.S. dollar denominated securities and may invest up to 100% of its total assets in foreign securities.

Under normal circumstances, LaSalle will invest at least 40% (or, if the portfolio managers deem it warranted by market conditions, at least 30%) of the total assets allocated to this sleeve in securities of non-U.S. issuers.

Most of the real estate securities in this sleeve will be securities issued by REITs and other real estate operating companies (REOCs) that are listed on a securities exchange or traded over-the-counter. A REIT is a corporation (or a trust or association that otherwise would be taxable as a domestic corporation) that invests in real estate, mortgages on real estate or shares issued by other REITs, and qualifies for pass-through Federal income tax treatment provided it meets certain conditions, including the requirement that it distribute at least 90% of its taxable income. Global Real Estate Companies, including REITs, tend to be medium-sized companies in relation to the equity markets as a whole. REITs (and certain non-U.S. entities taxed similar to REITs) are not taxed on their income if, among other things, they distribute to their shareholders substantially all of their taxable income (other than net capital gains) for each taxable year. In addition to dividends, REITs (and certain non-U.S. entities taxed similar to REITs) may realize capital gains by selling properties or other assets that have appreciated in value. LaSalle intends to use dividends and capital gains distributions of REITs and other Global Real Estate Companies to achieve current income. A REOC is a corporation or partnership (or an entity classified as such for Federal tax purposes) that is similar to a REIT, except that a REOC has not qualified to be taxed as a REIT and, therefore, does not have a requirement to distribute any of its taxable income. REOCs also are more flexible than REITs in terms of the types of real estate investments they can make.

Many of the Global Real Estate Companies in which the sleeve may invest have diverse operations, with products or services in markets other than their home market. Therefore, this sleeve may have indirect exposure to various additional foreign markets through investments in these companies, even if the sleeve is not invested directly in such markets.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objectives. These include:

∎

Asset Allocation Risk. Although asset allocation among different sleeves and asset categories generally tends to limit risk and exposure to any one sleeve, the risk remains that the allocation of assets may skew toward a sleeve that performs poorly relative to the Fund’s other sleeves, or to the market as a whole, which could result in the Fund performing poorly.

∎

Collateralized Loan Obligations Risk. A collateralized loan obligation (CLO) is an investment vehicle backed by a pool of commercial or personal loans, structured so that there are several classes of bondholders with varying maturities, called “tranches.” CLOs issue classes or tranches of securities that vary in risk and yield, and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the type of the underlying loans and the tranche of the CLO in which the Fund invests.

∎	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

∎

Concentration Risk. Because the global real estate strategy invests a significant portion of its assets in the real estate industry, this sleeve’s performance may be more susceptible to a single economic, regulatory or technological occurrence. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. In addition, this sleeve’s performance may be more volatile than an investment in a portfolio of broad market securities and may underperform the market as a whole, due to the relatively limited number of issuers of global real estate securities.

Specialty/Allocation Fund	Prospectus	67

∎

Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

∎

Debt Instruments Risk. The Fund primarily invests in debt and credit-related instruments. Such debt may be unsecured and structurally or contractually subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such debt investments may not be protected by financial covenants or limitations upon additional indebtedness and there is no minimum credit rating for such debt investments. Other factors may materially and adversely affect the market price and yield of such debt investments, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. Many of the debt instruments in which the Fund may invest may have speculative characteristics. Debt securities may be subject to credit risk, duration risk, extension risk, income risk, interest rate risk, liquidity risk and reinvestment risk, among other risks.

∎

Distressed Securities Risk. The Fund may invest in debt securities issued by companies that are involved in reorganizations, financial restructurings or bankruptcy. Such distressed debt securities are speculative and involve substantial risks in addition to the risks of investing in lower-grade debt securities. In certain periods, there may be little or no liquidity in the markets for distressed securities. The prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility and it may be difficult to value such securities. The Fund may lose a substantial portion or all of its investment in distressed securities or may be required to accept cash, securities or other property with a value less than its original investment.

∎

Dividend-Paying Stock Risk. Dividend-paying stocks may fall out of favor with investors and underperform non-dividend paying stocks and the market as a whole over any period of time. In addition, there is no guarantee that the companies in which the Fund invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time. The amount of any dividend a company may pay may fluctuate significantly. In addition, the value of dividend-paying common stocks can decline when interest rates rise as other investments become more attractive to investors. This risk may be greater due to the current period of historically low interest rates.

∎

Duration Risk. Duration risk is the risk that longer-duration debt securities are more likely to decline in price than shorter-duration debt securities in a rising interest rate environment. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes.

∎

Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries. Emerging markets are more susceptible to capital controls, governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less efficient trading markets.

∎

Equity-Linked Securities Risk. An equity-linked security is a type of debt instrument that is linked to the equity market. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies.

∎

Extension Risk. A rise in interest rates could cause borrowers to pay back the principal on certain debt securities more slowly than expected, thus lengthening the average life of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities.

∎

Foreign Currency Risk. Foreign securities may be denominated in foreign currencies. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets.

∎

Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

∎

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; social, political or economic instability; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; adverse foreign tax consequences; different and/or less stringent financial reporting standards; and settlement, custodial or other operational delays. The risks may be exacerbated in connection with investments in emerging markets.

World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or

68	Prospectus	Specialty/Allocation Fund

inaccurate. Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. In the event that the Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

∎

Income Risk. The risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines, or income decline within a security. The amount and rate of distributions that the Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

∎

Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund’s securities, especially securities with longer maturities. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A decline in interest rates may cause the Fund to experience a decline in its income. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising rates. The Fund may be subject to heightened interest rate risk as a result of a rise or anticipated rise in interest rates. In addition, a general rise in rates may result in decreased liquidity and increased volatility in the fixed-income markets generally.

∎

Investments in Loans Secured by Real Estate Risk. The Fund may invest in loans secured by real estate (other than mortgage-backed securities) and may, as a result of default, foreclosure or otherwise, hold real estate assets. Special risks associated with such investments include changes in the general economic climate or local conditions (such as an oversupply of space or a reduction in demand for space), competition based on rental rates, attractiveness and location of the properties, changes in the financial condition of tenants, and changes in operating costs. Real estate values also are affected by such factors as government regulations (including those governing usage, improvements, zoning and taxes), interest rate levels, the availability of financing and potential liability under changing environmental and other laws.

∎

Investments in Structured Products Risk. The Fund may invest in securities backed by, or representing interests in, certain underlying instruments (“structured products”). The terms of the instrument may be determined or structured by the purchaser and the issuer of the instrument. The performance of structured products will be affected by a variety of factors, including its priority in the capital structure of the issuer, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets.

∎

Large Company Risk. Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

∎

Liquidity Risk. Generally, a security is liquid if the Fund is able to sell the security at a fair price within a reasonable time. Liquidity generally is related to the market trading volume for a particular security. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly.

∎

Loan Origination Risk. The Fund may seek to originate loans, including, but not limited to, secured and unsecured notes, senior and second lien loans, mezzanine loans, and other similar investments. The Fund will retain all fees received in connection with originating or structuring the terms of any such investment. The Fund may subsequently offer such investments for sale to third parties, which could include certain other investment funds or separately managed accounts managed by the Investment Manager; provided, that there is no assurance that the Fund will complete the sale of such an investment. If the Fund is unable to sell, assign or successfully close transactions for the loans that it originates, the Fund will be forced to hold its interest in such loans for an indeterminate period of time. This could result in the Fund’s investments being over-concentrated in certain borrowers.

∎

Loan Risk. In addition to the risks typically associated with fixed-income securities, loans carry other risks, including the risk of insolvency of the lending bank or other intermediary. The risks associated with loans are similar to the risks of low-rated debt securities or “junk” bonds since loans typically are below investment grade. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be difficult to value, sometimes trade infrequently on the secondary market and generally are subject to extended settlement periods. Any of these factors may impair the Fund’s ability to sell or realize the full value of its loans in the event of a need to liquidate such loans. Accordingly, loans that have been sold may not be immediately available to meet redemptions. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of the collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund’s access to the collateral may be limited or delayed by bankruptcy and other insolvency laws. These risks could cause the Fund to lose income or principal on a particular investment, which could affect the Fund’s returns. In addition, loans also are subject to the risk that a court could subordinate the loan to presently existing or future indebtedness or take other action

Specialty/Allocation Fund	Prospectus	69

detrimental to the holders of the loan. Further, in the event of a default, second or lower lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. Loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions.

With loan assignments, as an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. With loan participations, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if the Fund could enforce its rights directly against the borrower.

∎

Loans to Private and Middle Market Companies Risk. Loans to private and middle market companies involve a number of particular risks that may not exist in the case of loans to large public companies, including:

∎

these companies may have limited financial resources and limited access to additional financing, which may increase the risk of their defaulting on their obligations, leaving creditors such as the Fund dependent on any guarantees or collateral they may have obtained;

∎

these companies frequently have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

∎	there may not be as much information publicly available about these companies as would be available for public companies and such information may not be of the same quality; and

∎

these companies are more likely to depend on the management talents and efforts of a small group of persons; as a result, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on these companies’ ability to meet their obligations.

∎

Low-Rated Securities Risk. In general, low-rated debt securities (commonly referred to as “high yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these bonds are considered speculative and could significantly weaken the Fund’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations. In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities.

∎

Management Risk. Fund performance is primarily dependent on the Investment Manager’s skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.

∎

Market Risk. Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Further, stocks in the Index may underperform other equity investments. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value. At times, the Fund may become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector. Additionally, global economies and financial markets are becoming increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

∎

Mid Size Company Risk. Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

∎

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities are subject to prepayment risk and extension risk. When interest rates decline, unscheduled prepayments can be expected to accelerate, shortening the average lives of such securities, and the Fund may be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments also would limit the potential for capital appreciation on mortgage-backed and asset-backed securities, thereby reducing the Fund’s income. Conversely, when interest rates rise, the values of mortgage-backed and asset-backed securities generally fall. Rising interest rates typically result in decreased prepayments and longer average lives of such securities. This could cause the value of such securities to be more volatile or decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities.

70	Prospectus	Specialty/Allocation Fund

Certain mortgage-backed securities are U.S. government securities. See U.S. Government Securities Risk for the risks of these types of securities. For non-U.S. government securities, there is the risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government or supported by the right of the issuer to borrow from the U.S. government.

∎

Multi-Manager Risk. While IICO monitors the investments of each subadviser and monitors the overall management of the Fund, including rebalancing the Fund’s target allocations, IICO and each subadviser make investment decisions for their investment sleeves independently from one another. It is possible that the investment styles used by a subadviser or IICO in an investment sleeve will not always complement those used by the others, which could adversely affect the performance of the Fund. As a result, the Fund’s aggregate exposure to a particular industry or group of industries, or to a single issuer, could unintentionally be larger or smaller than intended.

∎

Private Placements and Other Restricted Securities Risk. Restricted securities, which include private placements, are securities that are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. Privately placed securities and other restricted securities will have the effect of increasing the level of Fund illiquidity to the extent the Fund finds it difficult to sell these securities when the Investment Manager believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid or less than the fair market value. At times, the illiquidity of the market, as well as the lack of publicly available information regarding these securities also may make it difficult to determine the fair value of such securities for purposes of computing the NAV of the Fund.

∎

Real Estate Industry Risk. Investment risks associated with investing in real estate securities, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants. To the extent the Fund’s investments are concentrated in particular geographical regions or types of real estate companies, the Fund may be subject to certain of these risks to a greater degree.

∎

Reinvestment Risk. A decline in interest rates may cause issuers to prepay higher-yielding securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.

∎

REIT-Related Risk. The value of the Fund’s securities of a REIT may be adversely affected by changes in the value of the REIT’s underlying property or the property secured by mortgages the REIT holds, loss of REIT Federal tax status or changes in laws and/or rules related to that status, or the REIT’s failure to maintain its exemption from registration under the Investment Company Act of 1940, as amended. In addition, the Fund may experience a decline in its income from REIT securities due to falling interest rates or decreasing dividend payments.

∎

REOC-Related Risk. REOCs are not required to pay any specific level of income as dividends, and there is no minimum restriction on the number of owners or limits on ownership concentration. The value of the Fund’s REOC securities may be adversely affected by certain of the same factors that adversely affect REITs. In addition, a corporate REOC does not qualify for the favorable Federal tax treatment that is accorded a REIT. In addition, the Fund may experience a decline in its income from REOC securities due to falling interest rates or decreasing dividend payments.

∎

Senior Loan Risk. The Fund may invest in senior (or first-lien) loans, including either fixed- or floating-rate (sometimes referred to as “adjustable rate”) loans, which hold a senior position in the capital structure of U.S. and foreign corporate issuers. Under normal circumstances, senior loans have priority of claim ahead of other obligations of a borrower in the event of liquidation. Senior loans may be collateralized or uncollateralized. They pay interest at rates that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans typically are senior and secured, whereas junk bonds often are subordinated and unsecured. Investments in senior loans typically are below investment grade and are considered speculative because of the credit risk of their issuers. In addition to the risks typically associated with debt securities, such as credit risk and interest rate risk, senior loans also are subject to the risk that a court could subordinate a senior loan to presently existing or future indebtedness or take other action detrimental to the holders of senior loans. Senior loans are subject to prepayment risk. If a borrower prepays a senior loan, the Fund will have to reinvest the proceeds in other senior loans or securities that may pay lower interest rates.

∎

Small Company Risk. Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

Specialty/Allocation Fund	Prospectus	71

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the Fund’s returns with those of various broad-based securities market indexes and Morningstar and Lipper peer groups (each comprised of a universe of mutual funds with investment objectives similar to that of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. Unlike the returns in the chart, the returns in the table reflect the maximum applicable sales charges for the Fund.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary. Return After Taxes on Distributions and Sale of Fund Shares may be better than Return Before Taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyinvestments.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 3.16% (the third quarter of 2017) and the lowest quarterly return was -6.75% (the fourth quarter of 2018).

72	Prospectus	Specialty/Allocation Fund

Average Annual Total Returns

as of December 31, 2018	1 Year	Life of Class
Class A (began on 10-01-2015)
Return Before Taxes	-10.16%	1.97%
Return After Taxes on Distributions	-12.24%	0.48%
Return After Taxes on Distributions and Sale of Fund Shares	-5.32%	1.12%
Class C (began on 10-01-2015)
Return Before Taxes	-5.39%	3.10%
Class I (began on 10-01-2015)
Return Before Taxes	-4.29%	4.20%
Class N (began on 10-01-2015)
Return Before Taxes	-4.16%	4.31%
Class Y (began on 10-01-2015)
Return Before Taxes	-4.57%	3.93%

Indexes	1 Year	Life of Class

50% FTSE All-World High Dividend Yield Index + 50% ICE BofAML US High Yield Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 10-01-2015) (The Fund’s blended benchmark changed from 50% MSCI World High Dividend Yield Index + 50% ICE BofAML US High Yield Index to 50% FTSE All-World High Dividend Yield Index + 50% ICE BofAML US High Yield Index effective August 2018. IICO believes that the blended benchmark of 50% FTSE All-World High Dividend Yield Index + 50% ICE BofAML US High Yield Index is more reflective of the types of securities in which the Fund invests than the prior blended benchmark.)

	-6.92%	6.10%
50% MSCI World High Dividend Yield Index + 50% ICE BofAML US High Yield Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 10-01-2015)	-4.86%	6.61%
FTSE All-World High Dividend Yield Index (reflects invested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes) (Life of Class index comparison begins on 10-01-2015) (The Fund’s benchmark component changed from MSCI World High Dividend Yield Index to FTSE All-World High Dividend Yield Index effective August 2018. IICO believes that the benchmark component of FTSE All-World High Dividend Yield Index is more reflective of the types of securities in which the Fund invests than the prior benchmark component.)	-11.56%	6.03%
MSCI World High Dividend Yield Index (reflects invested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes) (Life of Class index comparison begins on 10-01-2015)	-7.56%	7.05%
ICE BofAML US High Yield Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on 10-01-2015)	-2.27%	6.04%
Morningstar Allocation – 30% to 50% Equity Category Average (net of fees and expenses) (Life of Class index comparison begins on 10-01-2015)	-5.03%	3.80%
Lipper Mixed-Asset Target Allocation Moderate Funds Universe Average (net of fees and expenses) (Life of Class index comparison begins on 10-01-2015)	-5.81%	4.69%

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO). The total return strategy is subadvised by Apollo Credit Management, LLC (Apollo) and the global real estate strategy is subadvised by LaSalle Investment Management Securities, LLC (LaSalle).

Portfolio Managers

Each of the following (except as noted) has managed all or a portion of the Fund since its inception in October 2015:

∎	Philip J. Sanders, President and Chief Investment Officer of IICO

∎	Mark G. Beischel, Senior Vice President of IICO

∎	Chad A. Gunther, Senior Vice President of IICO

∎	Robert E. Nightingale, Senior Vice President of IICO

∎	Christopher J. Parker, Senior Vice President of IICO[1]

∎	James Zelter, President of Apollo

Specialty/Allocation Fund	Prospectus	73

∎	Joseph Moroney[2], CFA, Senior Portfolio Manager of Apollo

∎	George J. Noon, CFA, Portfolio Manager of LaSalle

∎	Matthew Sgrizzi, CFA, Portfolio Manager of LaSalle

∎	Lisa L. Kaufman[3], Portfolio Manager of LaSalle

[1]	Mr. Parker assumed co-investment management responsibilities for Ivy Apollo Multi-Asset Income Fund effective April 2018.

[2]	Mr. Moroney assumed co-investment management responsibilities for Ivy Apollo Multi-Asset Income Fund effective April 2018.

[3]	Ms. Kaufman assumed co-investment management responsibilities for Ivy Apollo Multi-Asset Income Fund effective September 2016.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by WISC if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), by telephone (Class A and Class C shares: 800.777.6472) or via the internet if you have completed an Express Transaction Authorization Form (www.ivyinvestments.com) (Class A and Class C shares). If your shares are not held in a Direct Account (such as for Class N shares), please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund. Purchases and redemptions of Fund shares in Direct Accounts through Waddell & Reed, Inc. (Waddell & Reed) as your broker will be reviewed by Waddell & Reed to ensure they are in good order and then forwarded to WISC and will be processed at the Fund’s NAV per share next calculated after your order is received in proper form by WISC.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or IDI may reduce or waive the minimums in some cases:

For Class A and Class C:
To Open an Account	$750
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50
For Class I, Class N and Class Y:
Please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case you may be taxed upon withdrawal of monies from the tax-advantaged arrangement.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

74	Prospectus	Specialty/Allocation Fund

Ivy Cash Management Fund

Objective

To seek to provide current income consistent with maintaining liquidity and preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges. In addition, Class C shares of the Fund are not available for direct investments.

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B		Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00%	[1]	5.00%	[1]	1.00%	[1]
Maximum Account Fee	$20	[2]	None		None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A		Class B		Class C
Management Fees	0.34%		0.34%		0.34%
Distribution and Service (12b-1) Fees	None		1.00%		1.00%
Other Expenses	0.40%		0.30%		0.34%
Total Annual Fund Operating Expenses	0.74%	[3]	1.64%	[3,4]	1.68%	[4]

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares if they were exchanged from Class A shares of another Ivy Fund that were purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase. For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within twelve months of purchase.

[2]

With limited exceptions, for Class A shares, if your Fund account balance is below $650 at the start of business on the Friday prior to the last full week of September of each year, the account will be assessed an account fee of $20.

[3]

The Total Annual Fund Operating Expenses ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because it has been restated to exclude certain one-time expenses of the Fund.

[4]

The Total Annual Fund Operating Expenses ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because the Fund has a voluntary waiver that is not reflected above.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$76	$237	$411	$918
Class B Shares	567	817	992	1,703
Class C Shares	171	530	913	1,987

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$76	$237	$411	$918
Class B Shares	167	517	892	1,703
Class C Shares	171	530	913	1,987

Principal Investment Strategies

Ivy Cash Management Fund seeks to achieve its objective by investing in U.S. dollar-denominated, high-quality money market obligations and instruments. The Fund seeks, as well, to maintain a NAV of $1.00 per share. The Fund maintains a dollar-weighted average maturity of 60 calendar days or less, and the Fund invests only in securities with a remaining maturity of not more than 397 calendar days.

Money Market Fund	Prospectus	75

Ivy Investment Management Company (IICO), the Fund’s investment manager, may look at a number of factors in selecting securities for the Fund’s portfolio. These may include the credit quality of the particular issuer or guarantor of the security, along with the liquidity, maturity and yield, as well as the industry sector of the issuer of the security. IICO also must select securities for the Fund in compliance with the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (Rule 2a-7) that apply to money market funds.

Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses when buying securities to determine whether the security no longer offers adequate return or complies with Rule 2a-7. IICO also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

Principal Investment Risks

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The Fund is not intended as a complete investment program.

The Fund operates as a retail money market fund and only accounts beneficially owned by natural persons may be invested in the Fund. The Fund has adopted policies and procedures reasonably designed to limit investments in the Fund to accounts beneficially owned by natural persons.

Further, the Fund’s policies and procedures impose liquidity fees on redemptions or temporarily suspend redemptions (“gating”) if the Fund’s weekly liquid assets fall below a certain threshold and the Board of Trustees (Board) determines such actions to be in the best interest of the Fund. Among other requirements, if the Fund’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the Fund must impose a 1% liquidity fee on shareholder redemptions unless the Board determines that not doing so is in the best interests of the Fund. If the Fund’s weekly liquid assets fall below 30% of its total assets, the Board, in its discretion, may impose liquidity fees of up to 2% of the value of the shares redeemed or gate redemptions for a period of not more than 10 business days.

The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors.

A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

∎

Amortized Cost Risk. In the event that the Board determines that the extent of the deviation between the Fund’s amortized cost per share and its market-based NAV per share could result in material dilution or other unfair results to shareholders, the Board will cause the Fund to take such action as it deems appropriate to eliminate, or reduce to the extent practicable, such dilution or unfair results, including but not limited to, suspending redemption of Fund shares or liquidating the Fund.

∎	Company Risk. A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

∎

Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

∎

Income Risk. The risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines, or income decline within a security. The amount and rate of distributions that the Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

∎

Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund’s securities, especially securities with longer maturities. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities. A decline in interest rates may cause the Fund to experience a decline in its income. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising rates. The Fund may be subject to heightened interest rate risk as a result of a rise or anticipated rise in interest rates. In addition, a general rise in rates may result in decreased liquidity and increased volatility in the fixed-income markets generally.

∎

Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.

∎

Market Risk. Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Further, stocks in the Index may underperform other equity investments. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial

76	Prospectus	Money Market Fund

markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value. At times, the Fund may become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector. Additionally, global economies and financial markets are becoming increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

∎

Money Market Fund Regulatory Risk. As a money market fund, the Fund is subject to the specific rules governing money market funds and is subject to regulation by the SEC. These rules govern the manner in which the Fund is structured and operated and could significantly affect the money market fund industry generally and, therefore, may impact Fund expenses, operations, returns and liquidity.

∎

Reinvestment Risk. A decline in interest rates may cause issuers to prepay higher-yielding securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.

Performance

The returns presented below for the Fund reflect the performance of Waddell & Reed Advisors Cash Management (the “Cash Management Predecessor Fund” or the “Predecessor Fund”) through February 26, 2018, and the performance of the Fund thereafter. The Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the Fund acquired all of the assets and liabilities of the Predecessor Fund (the “Reorganization”). Prior to the Reorganization, the Fund was a “shell” fund with no assets and had not commenced operations.

The chart and table below provide some indication of the risks of investing in the Predecessor Fund prior to February 26, 2018, and in the Fund beginning on February 26, 2018. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Predecessor Fund and the Fund and also compares the returns with those of Morningstar and Lipper peer groups (each comprised of a universe of mutual funds with investment objectives similar to that of the Fund).

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Prior to January 31, 2012, the Predecessor Fund’s investment objective was to provide maximum current income consistent with stability of principal. Effective as of January 31, 2012, the Predecessor Fund changed its investment objective to seeking to provide current income consistent with maintaining liquidity and preservation of capital.

The past performance does not necessarily indicate how the Fund will perform in the future. Current performance may be lower or higher. Please visit www.ivyinvestments.com or call 800.777.6472 for the Fund’s most recent 7-day yield.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 0.45% (the fourth quarter of 2018) and the lowest quarterly return was 0.00% (the second, third and fourth quarters of 2010; the first, second, third and fourth quarters of 2011, 2012, 2013, 2014 and 2015; and the first, second and third quarters of 2016). As of December 31, 2018, the 7-day yield was equal to 1.95%. Yields are compiled by annualizing the average daily dividend per share during the time period for which the yield is presented.

Average Annual Total Returns

as of December 31, 2018	1 Year	5 Years	10 Years
Class A	1.40%	0.38%	0.28%
Class B	-3.51%	-0.09%	0.22%
Class C (Class C shares of the Fund are not available for direct investments. However, you may continue to exchange into Class C shares from another Ivy Fund.)	0.44%	0.10%	0.09%

Indexes	1 Year	5 Years	10 Years
Morningstar Money Market – Taxable Category Average (net of fees and expenses)	1.40%	0.39%	0.21%
Lipper Money Market Funds Universe Average (net of fees and expenses)	1.52%	0.47%	0.29%

Money Market Fund	Prospectus	77

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

Portfolio Manager

Mira Stevovich, Vice President of IICO, has managed the Fund since January 2018, and was the manager of the Predecessor Fund since May 1998.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares on any business day at the Fund’s NAV per share next calculated after your order is received in proper form by WISC if your account is held directly by the Fund (Direct Accounts) or by your broker-dealer or other financial intermediary if your account is held by the financial intermediary on a networked or omnibus basis with the Funds. Purchases and redemptions are subject to any applicable sales charge. For Direct Accounts, requests to purchase or redeem shares may be submitted in writing to WISC, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), by telephone (all share classes: 800.777.6472) or via the internet if you have completed an Express Transaction Authorization Form (www.ivyinvestments.com) (all share classes). If your shares are not held in a Direct Account, please contact your broker-dealer, financial advisor, plan administrator, third-party record keeper or other applicable financial intermediary to purchase or sell shares of the Fund. The Fund’s Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges. In addition, Class C shares of the Fund are not available for direct investments. Purchases and redemptions of Fund shares in Direct Accounts through Waddell & Reed, Inc. (Waddell & Reed) as your broker will be reviewed by Waddell & Reed to ensure they are in good order and then forwarded to WISC and will be processed at the Fund’s NAV per share next calculated after your order is received in proper form by WISC.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or Ivy Distributors, Inc. (IDI), the Fund’s distributor, may reduce or waive the minimums in some cases:

For Class A and Class C:
To Open an Account	$750
For accounts opened with Automatic Investment Service (AIS)	$150
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$50

Only accounts beneficially owned by natural persons may be invested in the Fund.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case you may be taxed upon withdrawal of monies from the tax- advantaged arrangement.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

78	Prospectus	Money Market Fund

Additional Information about Principal Investment Strategies, Other Investments and Risks

Ivy Apollo Strategic Income Fund: The Fund seeks to achieve its objectives by allocating its assets among three different investment strategies, or “sleeves,” which IICO believes are generally complementary to each other: a total return strategy, a global bond strategy and a high income strategy. IICO and Apollo Credit Management, LLC, the Fund’s subadviser (Apollo) (collectively, IICO and Apollo are referred to for this Fund as the Investment Manager), provide day-to-day management for one or more of these investment sleeves according to the following general allocation:

∎	Total Return Strategy (Apollo): 20% Target Allocation

∎	Global Bond Strategy (IICO): 10% — 70% Flexible Allocation

∎	High Income Strategy (IICO): 10% — 70% Flexible Allocation

The Investment Managers will act independently from the other and each will utilize its own distinct investment style for the sleeve(s) that it manages, subject to the Fund’s investment objectives, strategies and restrictions and the overall supervision of the Board.

IICO will rebalance the Fund’s assets on a periodic basis (as determined by IICO) to return the total return strategy to its target 20% allocation. However, market movements may cause the Fund’s allocation to that sleeve to differ from the 20% allocation between rebalances. For each of the global bond strategy and the high income strategy, the allocation ranges noted above are target projections only and IICO or market movements (or a combination of both) from time to time may cause the Fund’s allocation to one or both of those sleeves to exceed those ranges; likewise, IICO may change the ranges from time to time based on current or anticipated market conditions and/or IICO’s views on the broader market and its economic outlook.

Additional information about each strategy is set forth below.

Total Return Strategy Sleeve:

Apollo invests the assets allocated to the total return strategy using a multi-sector approach across a broad range of credit-oriented markets with a primary, but not exclusive, focus on non-investment grade credit. Apollo uses a flexible value investment style and allocates its assets across four areas: U.S. corporate credit, global corporate credit, structured credit, and real estate. Apollo invests the assets allocated to this strategy in both secured and unsecured credit assets or instruments such as: corporate credit, bank loans (including senior loans or lower-rated loans), high yield or “junk” bonds, stressed or distressed credit assets; residential loans and mortgage backed securities; middle market loans, collateralized loan obligations (CLOs), commercial real estate loans and mortgage-backed securities; asset-backed securities; liquid and illiquid opportunistic investments; emerging market investments; stock or equity-linked securities received following a corporate reorganization or restructuring process; non-performing loans; structured credit assets; infrastructure and infrastructure-related investments; and any other asset or instrument having a similar target return profile. Apollo also may invest in mezzanine debt, insurance-related investments, municipal credit and student loans.

Apollo expects to access these markets through a combination of primary and secondary markets, as well as selectively relying on proprietary origination. Apollo may invest in securities globally but generally intends to focus on pursuing opportunities in North America, Europe and emerging markets. As the credit markets evolve, Apollo expects to evaluate new credit asset classes for possible inclusion in this sleeve. The strategy is unconstrained (meaning that it is not limited by the types of investments in a particular securities index, nor is it limited to any single type of investment strategy) and Apollo expects to achieve significant diversification across sectors, geographies, industries and issuers, although such diversification will be constrained by the liquidity and leveraging requirements of the Investment Company Act of 1940, as amended. Investments may be of any level of liquidity and maturity, and of any credit quality.

Apollo’s investment process begins with a monthly meeting chaired by the chief investment officer of Apollo Global’s credit asset management business and attended by the investment professionals responsible for each asset class represented in this sleeve. After reviewing the performance of the asset classes, this group reviews a suggested quantitative model allocation that seeks to take into account the relative returns and risk available in each asset class and the potential yield relative to duration and credit risk constraints. This group next discusses the opportunities available in each asset class and how they might adjust their percentage of the sleeve based on the relative attractiveness of their asset class. This discussion includes a review of the current environment in the credit markets with a focus on factors such as the global macro environment, expected changes in central bank activity, recent issuance levels, demand trends for credit in the institutional and retail markets globally, changes in pricing for major sectors, and areas of fundamental credit improvement or deterioration in the market. Additional factors considered include regulatory changes, market catalysts, expected refinancings and maturities, impact of ratings agencies, changes to terms and structures of various credit products in the marketplace, liquidity conditions, downside protection, review of historical market cycles, idiosyncratic issues in the sleeve or the marketplace, and the role and capacity of important market participants. This model and discussion are used by Apollo to develop a final asset class allocation for the coming month and specific credit instruments are then selected for inclusion in the sleeve.

Generally, in determining whether to sell a security, Apollo continues to analyze the factors considered for buying the security. Apollo may sell a security to reduce the sleeve’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

Prospectus	79

When Apollo believes that a temporary defensive position is desirable, the sleeve may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the sleeve may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which Apollo believes are of comparable high quality. The sleeve may utilize derivative instruments, including futures contracts, options, credit default swaps and other types of derivatives, for defensive purposes. However, if a sleeve takes a temporary defensive position, the Fund may not achieve its investment objective.

Global Bond Strategy Sleeve:

IICO invests the assets allocated to the global bond strategy in a diversified portfolio of bonds of foreign and U.S. issuers. The sleeve may invest in debt securities, including secured and unsecured loan assignments, loan participations and other loan instruments (loans), issued by foreign or U.S. companies of any size, including those in emerging markets, as well as in debt securities issued by foreign or U.S. governments.

Under normal circumstances, IICO will invest at least 40% (or, if IICO deems it warranted by market conditions, at least 30%) of the total assets allocated to this sleeve in securities of non-U.S. issuers. The sleeve also may invest in securities of issuers determined by IICO to be in developing or emerging market countries. The sleeve may invest up to 100% of its total assets in foreign securities and non-U.S. dollar-denominated securities. The sleeve has the flexibility to invest in a variety of securities, sectors, countries and currencies.

Many of the companies in which the sleeve may invest have diverse operations, with products or services in foreign markets. Therefore, the sleeve may have indirect exposure to various foreign markets through investments in these companies, even if the sleeve is not invested directly in such markets.

IICO may look at a number of factors in selecting securities for the sleeve, including: identifying fundamental global themes; country analysis (economic, legislative/judicial and demographic trends); credit analysis of the issuer (financial strength, cash flow, balance sheet, management, strategy and accounting); the maturity, quality, and denomination (U.S. dollar, euro, yen) of the issue; domicile and market share of the issuer; and analysis of the issuer’s profit history through various economic cycles.

Bonds and other debt securities may be of any maturity (except that, for this purpose, a “bond” is any debt security with an initial maturity greater than one year.) The sleeve may invest in both investment and non-investment grade securities. The sleeve may invest up to 100% of its total assets in non-investment grade bonds, primarily of foreign issuers, or unrated securities determined by IICO to be of comparable quality. Non-investment grade debt securities, commonly called junk bonds, are considered to be more susceptible to the risk of non-payment or default, and may be more volatile than higher-rated debt securities.

The sleeve primarily holds debt securities; however, the sleeve also may own, to a lesser extent, preferred stocks, common stocks and convertible securities. The sleeve may invest in private placements and other restricted securities. The sleeve may purchase shares of other investment companies subject to the restrictions and limitations of the 1940 Act. The sleeve may invest in ETFs as a means of gaining exposure to desired sectors, asset classes or securities. The sleeve also may invest in ETFs to gain exposure to precious metals and other commodities without purchasing them directly, although the sleeve also may invest separately in physical commodities.

Generally, in determining whether to sell a debt security, IICO continues to analyze the factors considered for buying the security. IICO also considers its assumptions regarding a company, an industry, the markets, an individual economy and/or the global economy. IICO may sell a security to reduce the sleeve’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

When IICO believes that a temporary defensive position is desirable, due to present or anticipated market or economic conditions, it may invest up to all of the Fund’s assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which IICO believes are of comparable quality. Subject to the Fund’s investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options, credit default swaps and other types of derivatives, for defensive purposes. However, if a sleeve takes a temporary defensive position, the Fund may not achieve its investment objective.

High Income Strategy Sleeve:

IICO invests the assets allocated to the high income strategy primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, including secured and unsecured loan assignments, loan participations and other loan instruments (loans) of U.S. and foreign issuers, the risks of which are, in IICO’s judgment, consistent with the Fund’s objectives.

In general, the high level of income that IICO seeks for the sleeve is paid by debt securities rated in the lower rating categories of the NRSROs or unrated securities that are determined by IICO to be of comparable quality; these include debt securities rated BBB+ or lower by S&P, or comparably rated by another NRSRO or, if unrated, determined by IICO to be of comparable quality. The sleeve may invest up to 100% of its total assets in non-investment grade debt securities, commonly called “high yield” or “junk” bonds, which

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include debt securities rated BB+ or lower by S&P or comparably rated by another NRSRO or, if unrated, determined by IICO to be of comparable quality. Lower-quality debt securities (which include junk bonds) are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.

In selecting securities, IICO may conduct an initial screening of issuers based on characteristics such as yield, performance, maturity and relative value across and within sectors. Following its initial screening, IICO may look at a number of factors beginning with a primarily bottom-up (researching individual issuers) analysis that includes extensive modeling and talking with a company’s management team, industry consultants and sell-side research to help formulate opinions and progressing to consideration of the current economic environment, the direction and level of interest rates and inflation, and industry fundamentals and trends in the general economy. Other factors considered include a company’s financial strength, growth of operating cash flows, strength of management, borrowing requirements, improving credit metrics, potential to improve credit standing, responsiveness to changes in interest rates and business conditions, strength of business model, competitive advantage and capital structure and future capital needs.

IICO seeks companies with resilient business models and strong competitive positioning which it believes will show profit improvement and financial deleveraging. IICO believes that analysis of a company’s free cash flow generation over time is critical in determining its financial health. The sleeve primarily owns debt securities that may include debentures, commercial paper, investment grade bonds, mezzanine loans and other similar types of debt instruments and may own fixed-income securities of varying maturities.

IICO attempts to optimize the sleeve’s risk/reward by investing in the debt portion of the capital structure that IICO believes to be most attractive, which may include secured and/or unsecured loans, floating rate notes and/or secured and/or unsecured high-yield bonds. For example, if IICO believes that market conditions are favorable for a particular type of fixed-income instrument, such as high yield bonds, most or all of the fixed-income instruments in which the sleeve invests may be high yield bonds. Similarly, if IICO believes that market conditions are favorable for loans, most or all of the fixed-income instruments in which the sleeve invests may be loans, including second-lien loans which typically are lower in the capital structure and less liquid than first-lien loans.

This sleeve also may own, to a lesser degree, preferred stocks, common stocks and convertible securities and other equity securities or warrants generally incidental to the purchase or ownership of a fixed-income instrument or in connection with a reorganization of an issuer. The prices of common stocks and other equity securities, particularly those of smaller companies, tend to fluctuate in the short term. This sleeve may invest in private placements and other restricted securities. This sleeve may purchase shares of other investment companies subject to the restrictions and limitations of the 1940 Act.

This sleeve also may invest up to 100% of its total assets in foreign securities, including securities of issuers in emerging markets. Investments in foreign securities also present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the sleeve may invest have diverse operations, with products or services in foreign markets. Therefore, this sleeve may have indirect exposure to various foreign markets through investments in these companies, even if the sleeve is not invested directly in such markets.

Generally, in determining whether to sell a security, IICO considers the dynamics of an industry and/or company change or anticipated change, a change in strategy by a company, and/or a change in management’s consideration of its creditors. IICO also may sell a security if, in IICO’s opinion, the price of the security has risen to fully reflect the company’s improved creditworthiness and other investments with greater potential exist. IICO also may sell a security to take advantage of what it believes are more attractive investment opportunities, to reduce the sleeve’s holding in that security or to raise cash.

When IICO believes that a temporary defensive position is desirable, due to present or anticipated market or economic conditions and to attempt to reduce the price volatility of the sleeve, it may invest up to all of the Fund’s assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which IICO believes are of comparable quality. Subject to the Fund’s investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options, credit default swaps and other types of derivatives, for defensive purposes. It also may shorten the average maturity of the sleeve’s debt holdings or emphasize investment-grade debt securities. However, if a sleeve takes a temporary defensive position, the Fund may not achieve its investment objective.

Securities Lending:

Each sleeve of the Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

Derivatives Usage:

Each sleeve of the Fund may use a variety of derivative instruments for various purposes. Each sleeve may, at any given time, use forward foreign currency contracts, options, futures contracts, options on futures contracts and swaps (including credit default swaps, total return swaps and interest rate swaps). Each sleeve may use derivatives in an attempt to enhance return, to hedge broad or specific equity or fixed-income market movements, to gain or increase exposure to securities, sectors or geographical areas or to

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otherwise manage the risks of the sleeve’s investments. In an effort to manage foreign currency exposure, a sleeve may use forward foreign currency contracts to either increase or decrease exposure to a given currency. With credit default swaps, a sleeve may either sell or buy credit protection with respect to bonds, indexes or other debt securities pursuant to the terms of these contracts.

Generally, each sleeve may purchase and sell any type of derivative instrument. However, as an operating policy, a sleeve will purchase or sell a particular derivative instrument only if the sleeve is authorized to invest in the type of asset by which the return on, or value of, the derivative instrument primarily is measured. Since each sleeve is authorized to invest in foreign securities denominated in other currencies, each such sleeve may purchase and sell foreign currency derivatives.

A sleeve may enter into derivatives executed on a regulated, transparent exchange, either domestic or foreign (Exchange-Traded Derivatives), or traded in the OTC market. Exchanged-Traded Derivatives are settled by means of a central clearinghouse that, in effect, guarantees the completion of every exchange-traded transaction. OTC derivatives usually are settled as private transactions between the Fund and its derivatives counterparty with no clearing organization guarantee. Certain OTC derivative transactions, pursuant to the Dodd-Frank Act, are required to be cleared by means of a central clearinghouse which clearinghouse, unlike the exchange-traded derivatives market, does not guarantee the completion of cleared OTC transactions, but instead steps between the two original parties and assumes legal counterparty risk for the trade.

Principal Risks. An investment in Ivy Apollo Strategic Income Fund is subject to various risks, including the following:

∎  Asset Allocation Risk

∎  Capital Repatriation Risk

∎  Collateralized Loan Obligations Risk

∎  Company Risk

∎  Credit Risk

∎  Debt Instruments Risk

∎  Distressed Securities Risk

∎  Duration Risk

∎  Emerging Market Risk

∎  Equity-Linked Securities Risk

∎  Extension Risk

∎  Foreign Currency Risk

∎  Foreign Exposure Risk

∎  Foreign Government Obligations and Securities of Supranational Entities Risk

∎  Foreign Securities Risk

∎  Income Risk

∎  Interest Rate Risk

∎  Investments in Loans Secured by Real Estate Risk

∎  Investments in Structured Products Risk

∎  Large Company Risk

∎  Liquidity Risk

∎  Loan Origination Risk

∎  Loan Risk

∎  Loans to Private and Middle Market Companies Risk

∎  Low-Rated Securities Risk

∎  Management Risk

∎  Market Risk

∎  Mid Size Company Risk

∎  Mortgage-Backed and Asset-Backed Securities Risk

∎  Multi-Manager Risk

∎  Private Placements and Other Restricted Securities Risk

∎  Real Estate Industry Risk

∎  Reinvestment Risk

∎  Senior Loan Risk

∎  Small Company Risk

∎  U.S. Government Securities Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Apollo Strategic Income Fund may be subject to other, non-principal risks, including the following:

∎  Commodities Risk

∎  Convertible Security Risk

∎  Derivatives Risk

∎  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk

∎  Insurance-Related Instruments Risk

∎  Interest Rate Swap Risk

∎ Investment Company Securities Risk ∎ Political, Legislative or Regulatory Risk ∎ Preferred Stock Risk ∎ Redemption Risk ∎ Securities Lending Risk ∎ Student Loan Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy California Municipal High Income Fund: The Fund seeks to achieve its objective to provide a high level of current income that is not subject to Federal and California income tax by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in a diversified portfolio of municipal securities with income payments that are exempt from Federal and California income taxes. For purposes of this 80% test, such municipal securities include obligations issued by territories and possessions of the United States (including the District of Columbia, Puerto Rico, the U.S. Virgin Islands and Guam).

The Fund typically invests at least 65% of its total assets in medium- and lower-quality municipal securities that generally provide higher yields than securities of higher quality. The Fund may invest up to 100% of its total assets in non-investment grade bonds. There is no guarantee, however, that the Fund will achieve its objective.

The Fund and IICO rely on the opinion of bond counsel for an issuer in determining whether the interest on such issuer’s obligations is excludable from gross income for Federal and California income tax purposes. A significant portion, up to 40%, of the Fund’s dividends attributable to municipal bond interest may be a Tax Preference Item; however, IICO does not currently anticipate that the Fund will reach this level and estimates that approximately 20% or less of the Fund’s dividends attributable to municipal bond interest may be a Tax Preference Item. This would have the effect of reducing the Fund’s after-tax return to any investor whose AMT liability was increased by the Fund’s dividends.

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Although the Fund expects to invest its assets primarily in obligations issued by the State of California (which include its subdivisions, authorities, instrumentalities and corporations), the Fund also may, to a lesser extent, invest in obligations issued by other U.S. states, territories or possessions (including the District of Columbia, Puerto Rico, the U.S. Virgin Islands and Guam).

The main type of municipal securities in which the Fund invests are revenue bonds. The Fund’s investments may have various types of interest rate payments and reset terms, including fixed-rate, floating-rate and auction-rate features.

Revenue bonds are payable only from specific sources; these may include revenues from a particular project or class of projects, a special tax, lease payments, appropriated funds, revenue pass-through arrangements, settlement payments or other revenue source. PABs are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. Other municipal obligations include lease obligations of municipal authorities or entities and participations in these obligations. Revenue bonds include housing bonds that finance pools of single-family home mortgages and student loan bonds that finance pools of student loans, as well as bonds that finance healthcare centers, special tax districts and charter schools. Revenue bonds also include tobacco bonds that are issued by state-created special purpose entities as a means to securitize a state’s share of annual tobacco settlement revenues. The Fund may periodically invest in general obligation bonds for which the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest.

After conducting a top-down (assessing the market environment) analysis, IICO uses a research-oriented, bottom-up (researching individual issuers) credit-by-credit investment approach. IICO considers a number of factors in selecting individual securities for the Fund’s portfolio, including the security’s current coupon, the maturity, relative value and market yield of the security, the creditworthiness of the particular issuer or of the private company involved, the sector in which the security is identified, and the structure of the security, including whether it has a call feature.

During normal circumstances, the Fund invests:

∎	primarily in municipal securities with remaining maturities of 10 to 30 years

∎

at least 80% of its net assets, plus any borrowings for investment purposes, in municipal securities with income payments exempt from Federal and California income taxes (including, to a lesser extent, obligations issued by territories and possessions of the United States)

∎

at least 65% of its total assets in medium and lower-quality municipal securities, that include securities rated BBB+ or lower by S&P or comparably rated by another NRSRO or, if unrated, determined by IICO to be of comparable quality

The Fund may invest up to 100% of its total assets in PABs, in securities the payment of principal and interest on which are payable from revenues derived from similar projects, or in municipal securities of issuers located in the same geographical area. The Fund will not, however, have more than 25% of its total assets in PABs issued for any one industry.

At times when yield spreads are narrow and IICO believes that the higher yields do not justify the increased risk and/or when, in the opinion of IICO, there is a lack of medium- and lower-quality securities in which to invest, the Fund may invest in higher-quality municipal securities, and may invest less than 65% of its total assets in medium- and lower-quality municipal securities.

The Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements for municipal securities will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The Fund may purchase municipal securities insured by any insurer, regardless of its rating. A municipal security will be deemed to have the rating of its insurer. The insurance feature does not guarantee the market value of the insured obligations or the NAV of the Fund.

During normal market conditions, the Fund may invest up to 20% of its net assets in a combination of taxable obligations and in options, futures contracts and other derivative instruments, which generate taxable income. Such taxable obligations and instruments may include, but are not limited to, the following:

∎	U.S. government securities

∎	obligations of U.S. banks and certain savings and loan associations

∎

U.S. dollar-denominated commercial paper and other cash equivalent securities issued by U.S. and foreign issuers that are rated at least A by S&P or comparably rated by another NRSRO or, if unrated, determined by IICO to be of comparable quality

∎	any of the foregoing obligations subject to repurchase agreements

∎	credit default swaps on the debt of financial entities that insure municipal securities

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

The Fund may use a variety of derivative instruments for various purposes. The Fund may, at any given time, use futures contracts and similar derivative instruments in an attempt to hedge broad or specific fixed-income market movements, to take a directional position on interest rates, to mitigate the impact of rising interest rates or to otherwise manage the risks of the Fund’s investments.

The Fund also may hold a portion of its assets in municipal securities for which the applicable interest rate formula varies inversely with prevailing interest rates. Distributions to Fund shareholders of income from taxable obligations, repurchase agreements and derivative instruments, as well as of any net capital gains the Fund realizes, will be subject to Federal income tax.

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At times IICO may believe that a full or partial defensive position is desirable, temporarily, due to present or anticipated market or economic conditions that are affecting or could affect the values of municipal securities. During such periods, it may invest up to all of the Fund’s assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which IICO believes are of comparable quality. Subject to the Fund’s investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options, credit default swaps and other types of derivatives, for defensive purposes. In addition, IICO may invest in shorter-duration bonds which IICO believes are of higher credit quality or up to all of its assets in taxable obligations, which would result in a higher proportion of its income (and thus its dividends) being subject to Federal income tax. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Principal Risks. An investment in Ivy California Municipal High Income Fund is subject to various risks, including the following:

∎ Alternative Minimum Tax Risk ∎ California Municipal Securities Risk ∎ Credit Risk ∎ Extension Risk ∎ Focus Risk ∎ Income Risk ∎ Interest Rate Risk	∎ Liquidity Risk ∎ Low-Rated Securities Risk ∎ Management Risk ∎ Market Risk ∎ Political, Legislative or Regulatory Risk ∎ Reinvestment Risk ∎ Taxability Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy California Municipal High Income Fund may be subject to other, non-principal risks, including the following:

∎ Derivatives Risk ∎ Municipal Lease Obligations Risk ∎ Puerto Rico Municipal Securities Risk	∎ Redemption Risk ∎ Securities Lending Risk ∎ U.S. State and Territories Municipal Securities Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Corporate Bond Fund: The Fund seeks to achieve its objective to provide current income consistent with preservation of capital by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in corporate bonds (also referred to as corporate “debt securities” or “fixed-income securities”). For this purpose, “corporate bonds” includes any debt security issued by a domestic or foreign company with an initial maturity greater than one year. The Fund invests primarily in investment grade debt securities and, to a lesser extent, in non-investment grade debt securities and convertible securities. The Fund may invest up to 20% of its net assets in other types of debt securities, including mortgage-backed securities, debt securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities (U.S. government securities), other asset-backed securities, and to a lesser extent, debt securities issued by foreign governments or municipal issuers. IICO may use various techniques to manage the duration of the Fund’s holdings. IICO typically determines sector allocation by fundamental analysis and a comparison of relative value between sectors. The Fund may invest significantly in debt securities payable from the same sector. There is no guarantee, however, that the Fund will achieve its objective.

The Fund may invest a portion of its assets in mortgage-backed securities, including U.S. government or U.S. government-related mortgage loan pools or private mortgage loan pools. In U.S. government or U.S. government-related mortgage loan pools, the U.S. government or certain agencies guarantee to mortgage pool security holders the payment of principal and interest. The principal U.S. government-related guarantors of mortgage-related securities are Fannie Mae and Freddie Mac. Fannie Mae and Freddie Mac generally guarantee payment of principal and interest on mortgage loan pool securities issued by certain preapproved institutions (such as savings and loan institutions, commercial banks and mortgage bankers). However, securities issued by Fannie Mae, Freddie Mac and the FHLB are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer. In addition, the Fund purchases securities issued by non-government related entities which may be backed only by the pool of assets pledged as security for the transaction.

The Fund may invest up to 20% of its total assets in non-investment grade debt securities, commonly called “high-yield” or “junk” bonds, which are more susceptible to the risk of non-payment or default, and their prices may be more volatile than higher-rated bonds. The Fund also may invest up to 20% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets. In addition, the Fund may invest in secured and unsecured loan assignments, loan participations and other loan instruments.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

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The Fund may use a variety of derivative instruments for various purposes. The Fund may, at any given time, use futures contracts, options on futures contracts, credit default swaps, Treasury swaps and OTC options, in an attempt to hedge broad or specific fixed-income market movements, to take a directional position on interest rates, to mitigate the impact of rising interest rates, to manage or adjust the duration of its portfolio or to otherwise manage the risks of the Fund’s investments.

The Fund may invest in restricted securities that have not been registered for sale under the Securities Act of 1933.

When IICO believes that a temporary defensive position is desirable, due to present or anticipated market or economic conditions, it may invest up to all of the Fund’s assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which IICO believes are of comparable quality. Subject to the Fund’s investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options, credit default swaps and other types of derivatives, for defensive purposes. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Principal Risks. An investment in Ivy Corporate Bond Fund is subject to various risks, including the following:

∎ Company Risk ∎ Credit Risk ∎ Extension Risk ∎ Foreign Securities Risk ∎ Income Risk ∎ Interest Rate Risk ∎ Liquidity Risk	∎ Management Risk ∎ Market Risk ∎ Mortgage-Backed and Asset-Backed Securities Risk ∎ Non-Agency Securities Risk ∎ Reinvestment Risk ∎ Sector Risk ∎ U.S. Government Securities Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Corporate Bond Fund may be subject to other, non-principal risks, including the following:

∎ Convertible Security Risk ∎ Derivatives Risk ∎ Foreign Exposure Risk ∎ Foreign Government Obligations and Securities of Supranational Entities Risk ∎ Loan Risk	∎ Low-Rated Securities Risk ∎ Political, Legislative or Regulatory Risk ∎ Private Placements and Other Restricted Securities Risk ∎ Redemption Risk ∎ Securities Lending Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Crossover Credit Fund: The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in bonds (for this purpose, “bonds” includes any debt security with an initial maturity greater than one year). The Fund invests in a variety of fixed-income securities, primarily, corporate debt securities, but also mortgage-backed securities, debt securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities (U.S. government securities) and other asset-backed securities. Certain of the mortgage-backed securities in which the Fund may invest are not backed by the full faith and credit of the U.S. government and, like other asset-backed securities in which the Fund may invest, may be backed only by the pool of assets pledged as security for the transaction.

The Fund generally invests in such bonds pursuant to a “crossover credit” strategy, which is designed to provide exposure to bonds with lower ratings that are still considered investment grade and bonds with higher ratings that are still considered non-investment grade. Investment grade bonds include bonds rated BBB- or higher by S&P, or comparably rated by another NRSRO or, if unrated, determined by IICO to be of comparable quality. By contrast, non-investment grade debt securities, commonly called “high yield” or “junk” bonds, include bonds rated BB+ or lower by S&P, or comparably rated by another NRSRO or, if unrated, determined by IICO to be of comparable quality.

“Crossover” debt generally refers to bonds rated at or near the point where the lower end of investment grade debt and the higher end of high yield debt meet. Such bonds are on the verge of losing or regaining investment-grade status (i.e., they are on the verge of “crossing over,” falling to junk status or rising to investment grade status). In addition, crossover bonds include those that have been rated below investment grade since issuance but may be close to achieving investment grade status (i.e., so-called “rising stars”), or those that at one time were considered to be investment grade and now are categorized as “junk” bonds due to a reduction in the issuer’s credit rating (i.e., so-called “fallen angels”). Dependent on the current Fund composition and market conditions, IICO expects that a majority of the crossover bonds will be rated either BBB or BB by S&P, or comparably rated by another NRSRO or, if unrated, determined by IICO to be of comparable quality.

Crossover bonds often experience significant price volatility when they are transitioning between investment grade and high yield ratings categories. This price volatility and dislocation often occurs due to forced selling (or buying) as bonds transition from one investor base to another. This transition process (buying/selling) introduces price inefficiencies in the crossover space of the credit market. IICO believes that these inefficiencies often present an attractive risk-reward opportunity on certain of these crossover bonds.

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Except as noted above, the Fund has no limitations regarding the maturity, duration or dollar-weighted average of its holdings, may invest in debt securities with varying maturities and can invest in debt securities issued by companies, in a variety of sectors and industries. The Fund will primarily invest in debt securities issued by domestic companies, but also may invest up to 20% of its total assets in debt securities issued by foreign companies, including foreign securities that are denominated in U.S. dollars or foreign currencies. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets. The Fund typically will not invest more than 35% of its total assets in non-investment grade securities. The Fund typically holds a limited number of issuers of fixed-income security issuers (generally 40 to 70).

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

The Fund may use a variety of derivative instruments for various purposes, including credit default swaps, in an attempt to hedge broad or specific fixed-income market movements or to otherwise manage the risks of the Fund’s investments.

While the Fund primarily owns debt securities, the Fund also may own, subject to its investment policies and restrictions, preferred stocks, common stocks and convertible securities. In addition, the Fund may invest in secured and unsecured loan assignments, loan participations and other loan instruments.

IICO may look at a number of factors in selecting securities for the Fund, beginning with a bottom-up (researching individual issuers) analysis of an issuer’s credit risk. This assessment is based primarily on an analysis of the issuer’s future cash flow, but also includes an assessment of other quantitative and qualitative factors such as leverage, interest coverage, margin stability, competition, management, and industry trends. Following the credit risk assessment, IICO examines what it believes are an issuer’s reward potential, including the potential for income, yield and capital appreciation. IICO also performs a top-down (assessing the market environment) economic analysis as part of its investment process.

Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities, including a review of the risk and reward potential for a specific issuer. IICO also may sell a security if, in IICO’s opinion, the price of the security has risen to fully reflect the company’s improved creditworthiness. IICO also may sell a security to take advantage of what it believes are more attractive investment opportunities, to reduce the Fund’s holding in that security or to raise cash.

When IICO believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions and to attempt to reduce the price volatility of the Fund, IICO may invest up to 100% of the Fund’s assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which IICO believes are of comparable quality. Subject to the Fund’s investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options, credit default swaps and other types of derivatives, for defensive purposes.

By taking a temporary defensive position in any one or more of these manners, the Fund may not achieve its investment objective.

Principal Risks. An investment in Ivy Crossover Credit Fund is subject to various risks, including the following:

∎ Company Risk ∎ Credit Risk ∎ Extension Risk ∎ Foreign Exposure Risk ∎ Foreign Securities Risk ∎ Holdings Risk ∎ Income Risk ∎ Interest Rate Risk ∎ Liquidity Risk

∎  Low-Rated Securities Risk

∎  Management Risk

∎  Market Risk

∎  Mortgage-Backed and Asset-Backed Securities Risk

∎  Non-Agency Securities Risk

∎  Portfolio Turnover Risk

∎  Reinvestment Risk

∎  U.S. Government Securities Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Crossover Credit Fund may be subject to other, non-principal risks, including the following:

∎ Convertible Security Risk ∎ Derivatives Risk ∎ Loan Risk	∎ Preferred Stock Risk ∎ Redemption Risk ∎ Securities Lending Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Government Securities Fund: The Fund seeks to achieve its objective to provide current income consistent with preservation of capital by investing exclusively in a diversified portfolio of U.S. government securities. There is no guarantee, however, that the Fund will achieve its objective.

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U.S. government securities include U.S. Treasury obligations, such as bills, bonds and notes; obligations issued or guaranteed as to principal and interest by the U.S. Treasury and certain U.S. government agencies or instrumentalities, such as Government National Mortgage Association (Ginnie Mae); obligations of issuers that are supported by the ability of the issuer to borrow from the U.S. Treasury; and obligations of U.S. government-sponsored entities that are neither issued nor guaranteed by the U.S. government, such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and Federal National Mortgage Association (Fannie Mae). The Fund may invest in mortgage-backed securities issued by U.S. government-sponsored entities or agencies or instrumentalities of U.S. government agencies. The Fund has no limitations on the range of maturities of the debt securities in which it may invest.

IICO may look at a number of factors in selecting securities for the Fund’s portfolio. These include utilizing economic research and analyzing interest rate trends to determine which types of securities to emphasize at a given time. IICO attempts to enhance Fund performance by utilizing opportunities presented by the shape and slope of the yield curve.

Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities of that type. For example, IICO may sell a security if it believes the security no longer provides significant income potential or if the safety of the principal is weakened. As well, IICO may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

The Fund may use a variety of derivative instruments for various purposes. The Fund may, at any given time, use Treasury futures contracts, options on Treasury futures contracts and OTC options in an attempt to hedge broad or specific fixed-income market movements, to take a directional position on interest rates, to mitigate the impact of rising interest rates, to manage or adjust the duration of its portfolio or to otherwise manage the risks of the Fund’s investments.

When IICO believes that a temporary defensive position is desirable, it may invest up to all of the Fund’s assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which IICO believes are of comparable quality. Subject to the Fund’s investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options, credit default swaps and other types of derivatives, for defensive purposes. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Principal Risks. An investment in Ivy Government Securities Fund is subject to various risks, including the following:

∎ Credit Risk ∎ Extension Risk ∎ Interest Rate Risk ∎ Management Risk ∎ Market Risk	∎ Mortgage-Backed and Asset-Backed Securities Risk ∎ Reinvestment Risk ∎ Sector Risk ∎ U.S. Government Securities Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Government Securities Fund may be subject to other, non-principal risks, including the following:

∎ Derivatives Risk ∎ Redemption Risk	∎ Securities Lending Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Pictet Emerging Markets Local Currency Debt Fund: The Fund’s investment objective is to seek to provide total return through a combination of current income and capital appreciation. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in debt securities that are denominated in local currencies of emerging market countries, as well as derivative instruments that provide investment exposure to such debt securities. The Fund may, but is not required to, hedge its exposure to those non-U.S. currencies, which strategy, if utilized, may effectively reduce the Fund’s exposure to the local currencies of the emerging market countries in which the Fund invests. There is no guarantee that the Fund will achieve its objective.

For purposes of this Fund, emerging market countries include, but are not limited to, those considered to be developing by the International Monetary Fund, the World Bank, the International Financial Corporation or one of the leading global investment banks. Pictet has broad discretion to identify other countries that they consider to qualify as emerging market countries. The majority of these emerging market countries are likely to be located in Asia, Latin America, the Middle East, Central and Eastern Europe, and Africa. The Fund may invest up to 100% of its net assets in emerging market countries. The Fund also may invest up to 20% of its net assets in securities denominated in the U.S. Dollar.

The Fund is non-diversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers.

The debt securities in which the Fund primarily invests include emerging market sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities, but also include debt securities issued by central banks, as well as other fixed-income securities or instruments that provide investment exposure to emerging market debt. The Fund generally invests in

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debt securities that are listed, or admitted to trading, on recognized, regulated, regularly functioning securities exchanges and markets that are open to the public, in securities that trade OTC, and in securities issued in direct principal transactions with counterparties that specialize in such securities. The Fund also may own, to a lesser extent, preferred stocks, common stocks and convertible securities. The Fund may engage in active and frequent trading.

The Fund may invest in debt securities of any maturity, may invest in unlisted debt securities and may invest up to 100% of its total assets in non-investment grade debt securities or unrated securities determined by Pictet to be of comparable quality. Non-investment grade debt securities, commonly called junk bonds, are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness. The emerging market debt securities in which the Fund invests may be rated or unrated. In addition, the countries in which the Fund invests may have sovereign ratings that are below investment grade or are unrated. Debt securities in which the Fund may invest may have all types of interest rate payment and reset terms, including fixed-rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

The Fund expects to use a variety of derivative instruments for various purposes. The Fund’s investments in, and use of, derivatives may be significant. The Fund may, at any given time, use a combination of the following types of derivatives: primarily forward foreign currency contracts and interest rate swaps, but also including, but not limited to, options, futures contracts, forward contracts on financial instruments or on a security or an index of securities, options on futures contracts, OTC total return swaps and/or credit default swaps. The Fund may use derivatives in an attempt to hedge various instruments, to hedge an investment in one currency back to another currency, to enhance return, to invest in a position not otherwise available, to take a fundamental position long or short in a particular currency or to mitigate the impact of rising interest rates. In addition, the Fund may use derivatives as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies. With credit default swaps, the Fund may either sell or buy credit protection with respect to bonds, loans or other debt securities pursuant to the terms of these derivative contracts.

Pictet uses a multi-staged, systematic investment process in selecting emerging market investments for inclusion in the Fund’s portfolio. The process combines a top-down and bottom-up analysis in an attempt to invest opportunistically in such instruments that Pictet believes can provide risk-adjusted outperformance. Part of Pictet’s top-down analysis includes assessing the global risk environment, taking into account a variety of factors, and examining country fundamentals to develop interest rate forecasts and currency forecasts by country. Interest rate factors Pictet will examine include a country’s monetary policy, inflation, growth, fiscal policy and politics. Currency factors examined include a country’s interest rate and growth differential, balance of payments and currency policy.

Following its top-down analysis, Pictet conducts a bottom-up analysis and selects investments for inclusion in the Fund’s portfolio based on Pictet’s perceived value of an individual investment relative to alternative investments, credit and currency opportunities, duration and yield curve positioning for the interest rate outlook, and an effort to achieve appropriate diversification. Pictet also considers an issuer’s capitalization, asset quality, management, earnings and liquidity.

The Fund also may invest in warrants, repurchase agreements and reverse repurchase agreements.

When Pictet believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in cash or cash equivalents, and/or U.S. Treasury obligations, such as bills, bonds and notes. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which Pictet believes are of comparable high quality. Subject to the Fund’s investment policies and restrictions, the Fund may utilize derivative instruments, including futures contracts, options, credit default swaps and other types of derivatives, for defensive purposes. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.

Principal Risks. An investment in Ivy Pictet Emerging Markets Local Currency Debt Fund is subject to various risks, including the following:

∎  Capital Repatriation Risk

∎  Company Risk

∎  Credit-Linked Notes Risk

∎  Credit Risk

∎  Debt Instruments Risk

∎  Derivatives Risk

∎  Duration Risk

∎  Emerging Market Risk

∎  Extension Risk

∎  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk

∎  Foreign Currency Risk

∎  Foreign Government Obligations and Securities of Supranational Entities Risk

∎  Foreign Securities Risk

∎  Income Risk

∎  Interest Rate Risk

∎  Interest Rate Swap Risk

∎  Liquidity Risk

∎  Low-Rated Securities Risk

∎  Management Risk

∎  Market Risk

∎  Non-Diversification Risk

∎  Regional Focus Risk

∎  Reinvestment Risk

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Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Pictet Emerging Markets Local Currency Debt Fund may be subject to other, non-principal risks, including the following:

∎ Convertible Security Risk ∎ Portfolio Turnover Risk ∎ Preferred Stock Risk ∎ Redemption Risk	∎ Russia Investment Risk ∎ Sanctions Risk ∎ Securities Lending Risk ∎ Small Company Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Pictet Targeted Return Bond Fund: The Fund’s investment objective is to seek to provide total return through a combination of current income and capital appreciation. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in bonds. For this purpose, the term “bonds” includes any debt security with an initial maturity greater than one year.

The Fund benchmarks itself against a benchmark of cash instruments (the Bloomberg Barclays U.S. Treasury Bills 1-3 Month Index) rather than a bond market index. The Fund is designed to pursue a positive return that exceeds its benchmark by using a flexible approach to bond investing. The Fund’s flexible investment approach is less constrained than the investment approaches often used by traditional bond funds. Unlike traditional bond funds, the Fund seeks to achieve returns that exceed its benchmark and that are largely independent of broad movements in the bond market. The Fund intends to deliver returns that have a low correlation to overall bond market returns. The Fund has the flexibility to invest in any form of debt security, including, but not limited to, U.S. government and foreign government securities, corporate bonds, convertible and non-convertible bonds, inflation-indexed bonds, asset- and mortgage-backed securities. The Fund also may invest in currencies. The Fund may invest directly in the debt securities listed above, as well as in derivative instruments that provide investment exposure to such debt securities. The Fund is unconstrained in its investment approach, meaning that it is not limited by the types of investments in a particular securities index, nor is it limited to any single type of investment strategy. The Fund is non-diversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers. In pursuing its investment objective, the Fund may engage in active and frequent trading.

As described in more detail below, the Fund expects to use derivatives for various purposes. The Fund may take long positions in derivatives (the values of which typically move in the same direction as the prices of the underlying investments) and short positions in derivatives (the values of which typically move in the opposite direction from the prices of the underlying investments).

The Fund may invest in debt securities of any credit rating and may invest up to 50% of its total assets in non-investment grade debt securities, or high yield or junk bonds, which include bonds rated BB+ or below by S&P, or comparably rated by another NRSRO or, if unrated, determined by Pictet AM to be of comparable quality.

The Fund may invest in debt securities from any market or country or denominated in any currency, including issuers located in, and/or generating revenue from, both developed and emerging markets. Depending on market conditions, Pictet AM may focus the Fund’s investments on issuers in a single country, a small number of countries, or a particular sector, currency or geographical region.

The Fund will limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 75% of its total assets. The Fund reserves the right to hedge its exposure to foreign currencies to reduce the risk of loss from fluctuations in currency exchange rates, but is under no obligation to do so under any circumstances.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

The Fund expects to use a variety of derivative instruments for various purposes. The Fund’s investments in, and use of, derivatives may be significant. The Fund may, at any given time, use a combination of the following types of derivatives: primarily forward currency contracts and interest rate swaps, but also including, but not limited to, options, futures contracts, forward contracts on financial instruments or on a security or an index of securities, options on futures contracts, OTC total return swaps and/or credit default swaps. The Fund may use derivatives in an attempt to hedge various instruments, to hedge an investment in one currency back to another currency, to enhance return, to invest in a position not otherwise available, to take a fundamental position long or short in a particular currency, or to mitigate the impact of rising interest rates. In addition, the Fund may use derivatives as part of its risk management process by establishing or adjusting exposure to particular foreign securities, markets or currencies. With credit default swaps, the Fund may either sell or buy credit protection with respect to bonds or other debt securities pursuant to the terms of these derivative contracts.

Generally, the Fund may purchase and sell any type of derivative instrument. However, as an operating policy, the Fund will purchase or sell a particular derivative instrument only if the Fund is authorized to invest in the type of asset by which the return on, or value of, the derivative instrument primarily is measured. Since the Fund is authorized to invest in foreign securities denominated in other currencies, the Fund may purchase and sell foreign currency derivatives.

The Fund may enter into derivatives executed on a regulated, transparent exchange, either domestic or foreign (Exchange-Traded Derivatives), or traded in the OTC market. Exchanged-Traded Derivatives are settled by means of a central clearinghouse that, in

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effect, guarantees the completion of every exchange-traded transaction. OTC derivatives usually are settled as private transactions between the Fund and its derivatives counterparty with no clearing organization guarantee. Certain OTC derivative transactions, pursuant to the Dodd-Frank Act, are required to be cleared by means of a central clearinghouse which clearinghouse, unlike the exchange-traded derivatives market, does not guarantee the completion of cleared OTC transactions, but instead steps between the two original parties and assumes legal counterparty risk for the trade.

The Fund may own, to a lesser extent, preferred stocks and common stocks. The Fund also may invest in repurchase agreements and reverse repurchase agreements.

It is anticipated that the average portfolio duration of the Fund’s portfolio may vary from negative eight (-8) years to positive eight (8) years. Duration is a measure, expressed as a number of years, of a security’s price sensitivity to changes in interest rates. Generally, when interest rates rise, the price of an instrument with positive duration would be expected to decrease. For example, if a bond has a duration of six years, its price will rise about 6% if its yield drops by 1%, and its price will fall by about 6% if its yield rises by that amount. The value of an instrument with a longer duration generally is more sensitive to changes in interest rates than a similar instrument with a shorter duration. However, the Fund may use derivative instruments to seek to manage interest rate risk (e.g., by taking short positions in futures contracts on U.S. Treasury securities). Such derivative positions generally would be expected to increase in value when interest rates rise, thereby offsetting losses from the Fund’s long positions in bonds. If the Fund’s short positions have a duration that exceeds those of its long positions, the Fund portfolio would have a “negative duration” — a situation in which the price of an instrument moves in the same direction as interest rates. There is no limit on the weighted average maturity of the Fund’s portfolio.

Pictet AM uses a multi-staged, systematic investment process in selecting investments for inclusion in the Fund’s portfolio. The process combines a top-down (assessing the market environment) and bottom-up (researching individual issuers) analysis in an attempt to invest opportunistically in such instruments that Pictet AM believes can provide greater returns than the overall market, even after accounting for the risks inherent in those instruments. From a top-down perspective, Pictet AM seeks to identify current trends or themes that Pictet AM believes will dictate valuations of debt securities over the long term (3-5 years). Once the trends or themes are identified, Pictet AM seeks to identify the strategies and types of investments that it believes offer value within those themes. In doing so, Pictet AM considers multiple factors, including the current interest rate environment and currency forecasts by country, as well as current spreads. Following its top-down analysis, Pictet AM conducts a bottom-up analysis in order to select investments for inclusion in the Fund’s portfolio based on Pictet AM’s perceived value of an individual investment relative to alternative investments, credit and currency opportunities, and duration and yield curve positioning for the interest rate outlook, and based on Pictet AM’s efforts in managing downside risk and volatility.

Generally, in determining whether to sell a security, Pictet AM continues to analyze the factors considered in buying the security. Pictet AM may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes to be more attractive opportunities or to raise cash.

The principal and other investment strategies described above apply under normal market conditions. When Pictet AM believes that a temporary defensive position is desirable, it may invest up to all of the Fund’s assets in cash or cash equivalents, and/or U.S. Treasury obligations, such as bills, bonds and notes. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which Pictet AM believes are of comparable quality. Subject to the Fund’s investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options, credit default swaps and other types of derivatives, for defensive purposes. However, by taking a temporary defensive position, the Fund may not be seeking to achieve its investment objective or acting in conformity with its principal investment strategies.

Principal Risks. An investment in Ivy Pictet Targeted Return Bond Fund is subject to various risks, including the following:

∎  Capital Repatriation Risk

∎  Company Risk

∎  Convertible Security Risk

∎  Credit Risk

∎  Debt Instruments Risk

∎  Derivatives Risk

∎  Duration Risk

∎  Emerging Market Risk

∎  Extension Risk

∎  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk

∎  Foreign Currency Risk

∎  Foreign Government Obligations and Securities of Supranational Entities Risk

∎  Foreign Securities Risk

∎  Futures Contracts Risk

∎  Income Risk

∎  Interest Rate Risk

∎  Interest Rate Swap Risk

∎  Liquidity Risk

∎  Low-Rated Securities Risk

∎  Management Risk

∎  Market Risk

∎  Mortgage-Backed and Asset-Backed Securities Risk

∎  Non-Diversification Risk

∎  Options Risk

∎  Portfolio Turnover Risk

∎  Regional Focus Risk

∎  Reinvestment Risk

∎  Swaps Risk

∎  Targeted Return Strategy Risk

∎  U.S. Government Securities Risk

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Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Pictet Targeted Return Bond Fund may be subject to other, non-principal risks, including the following:

∎ Investment Company Securities Risk ∎ Preferred Stock Risk ∎ Redemption Risk	∎ Sector Risk ∎ Securities Lending Risk ∎ Theme Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy PineBridge High Yield Fund: The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of high-yield, lower-quality fixed-income securities of U.S. and foreign issuers, the risks of which are, in the judgment of PineBridge, consistent with the Fund’s objective. Under normal circumstances, the Fund invests at least 80% of its net assets in non-investment grade debt securities, commonly called “high yield” or “junk” bonds. Such bonds include debt securities rated BB+ or lower by S&P or comparably rated by another NRSRO, or, if unrated, determined by PineBridge to be of comparable quality. The Fund may invest up to 100% of its total assets in non-investment grade debt securities; however, the Fund’s allocation to high yield securities rated CCC or lower by S&P (or comparably rated by another NRSRO, or, if unrated, determined by PineBridge to be of comparable quality), is capped so that the Fund’s exposure to such securities will never be greater than 1.2 times the CCC or lower exposure of the Fund’s benchmark, the Bloomberg Barclays U.S. Corporate High-Yield Index.

The Fund also may invest up to 20% of its total assets in lower-quality debt securities that are considered investment grade. Such securities include those rated BBB+, BBB or BBB- by S&P (or comparably rated by another NRSRO, or, if unrated, determined by PineBridge to be of comparable quality). The Fund may invest in fixed-income securities of any maturity and in companies of any size, but intends to invest primarily in intermediate and long-term corporate obligations. There is no guarantee, however, that the Fund will achieve its objective.

The Fund may invest up to 100% of its total assets in foreign debt securities that are denominated in U.S. dollars or foreign currencies. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

In addition to junk bonds, the Fund may invest in other fixed-income securities, primarily convertible bonds, repurchase and reverse repurchase agreements, defaulted debt securities, preferred stocks and zero coupon and deferred interest bonds. To a lesser extent, the Fund may invest in U.S. government securities, investment grade bonds and pay-in-kind bonds. The Fund also may own common stocks and other equity securities or warrants generally incidental to the purchase or ownership of a fixed-income instrument or in connection with a reorganization of an issuer. The Fund also may purchase shares of other investment companies subject to the restrictions and limitations of the 1940 Act.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

The Fund also may use a variety of derivative instruments for various purposes. The Fund may, at any given time, use forward foreign currency contracts, futures contracts, options and swaps, relating to securities, currencies, or other instruments in an attempt to enhance return, to hedge broad of specific fixed-income market movements, to manage cash flows or to otherwise manage the risks of the Fund’s investments.

In selecting securities for the Fund, PineBridge combines a top-down (assessing the market environment) and bottom-up (researching individual issuers) investment philosophy, with a strong focus on a security’s relative value. From a top-down perspective, PineBridge considers both industry specific trends and other macroeconomic events that are impacting issuers. PineBridge employs a proprietary bottom-up credit analysis that independently rates credit risk, fundamental trends and market value. This process includes PineBridge’s independent analysis of an issuer’s balance sheet strength and financial policies, as well as fundamental industry trends; the issuer’s credit quality at the sector-level based on a comparison across market cycles; and an assessment of factors such as spreads, trade structure and liquidity considerations.

PineBridge assigns a risk rating to each issuer based upon Pine Bridge’s evaluation of the issuer’s credit risk. Those risk ratings are designed to assess an issuer’s potential risk of default in a similar approach to a ratings agency methodology.

PineBridge considers each issuer’s market pricing and yield in relation to its risk rating to calibrate each issuer’s valuation relative to other issuers in the same sector and to assess other opportunities in the high-yield market overall.

PineBridge continuously monitors the risk of issuers, including establishing a “credit impairment catalyst” (CIC) trigger for each. These triggers are quantifiable, company-or sector-specific metrics, which, if met, require a re-evaluation of PineBridge’s original investment thesis on that issuer. Investments with favorable valuation ratings relative to their credit risk are included in the Fund’s portfolio. PineBridge may actively trade the Fund’s securities in seeking to achieve the Fund’s investment objective.

Generally, in determining whether to sell a security, PineBridge utilizes the same factors it considers for buying the security with a particular emphasis on an issuer’s CIC triggers in addition to its relative valuation. PineBridge also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes to be more attractive opportunities, or to raise cash.

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When PineBridge believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions, it may invest up to 100% of the Fund’s assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which PineBridge believes are of comparable quality. Subject to the Fund’s investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options, credit default swaps and other types of derivatives, for defensive purposes. It also may shorten the average maturity of the Fund’s debt holdings or emphasize investment-grade debt securities. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.

Principal Risks. An investment in Ivy PineBridge High Yield Fund is subject to various risks, including the following:

∎ Company Risk ∎ Credit Risk ∎ Extension Risk ∎ Foreign Exposure Risk ∎ Foreign Securities Risk ∎ Income Risk ∎ Interest Rate Risk	∎ Liquidity Risk ∎ Low-Rated Securities Risk ∎ Management Risk ∎ Market Risk ∎ Portfolio Turnover Risk ∎ Reinvestment Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy PineBridge High Yield Fund may be subject to other, non-principal risks, including the following:

∎ Convertible Security Risk ∎ Derivatives Risk ∎ Emerging Market Risk ∎ Foreign Currency Risk ∎ Investment Company Securities Risk	∎ Political, Legislative or Regulatory Risk ∎ Preferred Stock Risk ∎ Redemption Risk ∎ Securities Lending Risk ∎ U.S. Government Securities Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy IG International Small Cap Fund: The Fund seeks to achieve its objective to provide capital growth and appreciation by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of small-capitalization companies located throughout the world. For purposes of this Fund, small-capitalization companies are companies with market capitalizations within the range of companies in the MSCI EAFE Small Cap Index. As of September 30, 2018, this range of market capitalizations was between approximately $7.8 million and $50.2 billion. Equity securities of a company whose capitalization exceeds the small-capitalization range after purchase will not be sold solely because of the company’s increased capitalization. From time to time, the Fund also may invest a lesser portion of its assets (but no more than 20%) in securities of mid-and large-capitalization companies (that is, companies with market capitalizations larger than that defined above). There is no guarantee, however, that the Fund will achieve its objective.

The Fund seeks to be diversified geographically and by industry and, under normal circumstances, will invest primarily in companies located in developed markets outside the United States and Canada, although the Fund also may invest in companies located in emerging markets. The Fund also may invest in depositary receipts (e.g., American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) of foreign issuers. The Fund may invest up to 100% of its total assets in foreign securities, including securities denominated in currencies other than the U.S. dollar. The Fund may use forward contracts in seeking to manage its exposure (increase or decrease) to various foreign currencies.

The Fund uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both. The Fund may focus a portion of its investments in a particular sector or sectors of the economy. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various additional foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

In selecting common stocks for the Fund, the Fund’s investment subadviser, I.G. International Management Ltd. (IGI), seeks to invest in companies that possess what IGI believes are innovative and cost-effective products and services, and which IGI believes are well-positioned for substantial future growth, which may include companies that are offered in initial public offerings (IPOs). IGI favors companies that it believes are attractively valued, that possess a sustainable competitive advantage (i.e., market share, global scale, or low costs) and that are equipped with a strong and experienced management and ownership team.

In its stock selection, IGI follows a three-stage process that includes idea generation, fundamental analysis and portfolio construction. IGI begins the stock selection process by utilizing initial filters (i.e., market cap) to narrow the investment universe, followed by a specific set of criteria to filter and rank the universe by sector. Part of this idea generation stage includes considering internal and external research ideas, meeting with company management and developing investment themes (top down view). The fundamental analysis stage consists of identifying stock and sector themes through proprietary and third party analyst discussion and research, financial statement analysis, valuation modeling and further meetings with company management. Finally, the portfolio construction stage utilizes a well-defined set of portfolio parameters, while seeking to balance the investment thesis of each security in relation to other securities within the portfolio.

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The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

The Fund may use a variety of derivative instruments for various purposes. In an effort to manage foreign currency exposure, the Fund may use forward foreign currency contracts to either increase or decrease exposure to a given currency. In addition, the Fund may use a range of other derivative instruments in seeking to hedge broad or specific equity market movements, to facilitate trading in certain securities, or to gain or increase exposure to securities, sectors or geographical areas. The Fund also may use written options on individual equity securities to enhance return. In addition, the Fund may invest in ETFs as a means of gaining exposure to a particular segment of the market and/or to invest cash effectively.

Generally, in determining whether to sell a security, IGI uses the same type of analysis that it uses in buying securities. IGI may sell a security if it significantly exceeds its price and valuation target, if IGI has a high conviction that the security’s earnings will be substantially below expectations, if IGI’s buy thesis is no longer valid due to company specific changes, or there is a significant change within the business or the macro landscape that impacts its investment thesis. IGI also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

When IGI believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which IGI believes are of comparable high quality. Subject to the Fund’s investment policies and restrictions, the Fund may utilize derivative instruments, including futures contracts, options, credit default swaps and other types of derivatives, for defensive purposes. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.

Principal Risks. An investment in Ivy IG International Small Cap Fund is subject to various risks, including the following:

∎ Company Risk ∎ Depositary Receipts Risk ∎ Emerging Market Risk ∎ Foreign Currency Risk ∎ Foreign Securities Risk ∎ Growth Stock Risk	∎ Liquidity Risk ∎ Management Risk ∎ Market Risk ∎ Sector Risk ∎ Small Company Risk ∎ Value Stock Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy IG International Small Cap Fund may be subject to other, non-principal risks, including the following:

∎ Derivatives Risk ∎ Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk ∎ Initial Public Offering Risk ∎ Investment Company Securities Risk	∎ Large Company Risk ∎ Mid Size Company Risk ∎ Redemption Risk ∎ Regional Focus Risk ∎ Securities Lending Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Apollo Multi-Asset Income Fund: The Fund seeks to achieve its objectives by allocating its assets among four different investment strategies, or “sleeves,” which IICO believes are generally complementary to each other: a total return strategy, a high income strategy, a global equity income strategy and a global real estate strategy. IICO, along with subadvisers Apollo Credit Management, LLC (Apollo) and LaSalle Investment Management Securities, LLC (LaSalle) (IICO, Apollo and LaSalle are referred to for this Fund as the Investment Manager), provide day-to-day management for one or more of these investment sleeves according to the following target allocations:

∎	Total Return Strategy (Apollo): 20%

∎	High Income Strategy (IICO): 30%

∎	Global Equity Income Strategy (IICO): 40%

∎	Global Real Estate Strategy (LaSalle): 10%

The Investment Managers will act independently from each other and each will utilize its own distinct investment style for the sleeve(s) that it manages, subject to the Fund’s investment objectives, strategies and restrictions and the overall supervision of the Board.

IICO will rebalance the Fund’s assets on a periodic basis (as determined by IICO) to return each strategy to its stated percentage allocation. However, market movements may cause the Fund’s allocation to a given sleeve to differ from its stated percentage allocation between rebalances.

Additional information about each strategy is set forth below.

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Total Return Strategy Sleeve:

Apollo invests the assets allocated to the total return strategy using a multi-sector approach across a broad range of credit-oriented markets with a primary, but not exclusive, focus on non-investment grade credit. Apollo uses a flexible value investment style and allocates its assets across four areas: U.S. corporate credit, global corporate credit, structured credit, and real estate. Apollo invests the assets allocated to this strategy in both secured and unsecured credit assets or instruments such as: corporate credit, bank loans (including senior loans and lower-rated loans), high yield or “junk” bonds, stressed or distressed credit assets; residential loans and mortgage backed securities; middle market loans, collateralized loan obligations (CLOs), commercial real estate loans and mortgage-backed securities; asset-backed securities; liquid and illiquid opportunistic investments; emerging market investments; stock or equity-linked securities received following a corporate reorganization or restructuring process; non-performing loans; structured credit assets; infrastructure and infrastructure-related investments; and any other asset or instrument having a similar target return profile. Apollo also may invest in mezzanine debt, insurance-related investments, municipal credit and student loans.

Apollo expects to access these markets through a combination of primary and secondary markets, as well as selectively relying on proprietary origination. Apollo may invest in securities globally but generally intends to focus on pursuing opportunities in North America, Europe and emerging markets. As the credit markets evolve, Apollo expects to evaluate new credit asset classes for possible inclusion in this sleeve. The strategy is unconstrained (meaning that it is not limited by the types of investments in a particular securities index, nor is it limited to any single type of investment strategy) and Apollo expects to achieve significant diversification across sectors, geographies, industries and issuers, although such diversification will be constrained by the liquidity and leveraging requirements of the Investment Company Act of 1940, as amended. Investments may be of any level of liquidity and maturity, and of any credit quality.

Apollo’s investment process begins with a monthly meeting chaired by the chief investment officer of Apollo Global’s credit asset management business and attended by the investment professionals responsible for each asset class represented in this sleeve. After reviewing the performance of the asset classes, this group reviews a suggested quantitative model allocation that seeks to take into account the relative returns and risk available in each asset class and the potential yield relative to duration and credit risk constraints. This group next discusses the opportunities available in each asset class and how they might adjust their percentage of the sleeve based on the relative attractiveness of their asset class. This discussion includes a review of the current environment in the credit markets with a focus on factors such as the global macro environment, expected changes in central bank activity, recent issuance levels, demand trends for credit in the institutional and retail markets globally, changes in pricing for major sectors, and areas of fundamental credit improvement or deterioration in the market. Additional factors considered include regulatory changes, market catalysts, expected refinancings and maturities, impact of ratings agencies, changes to terms and structures of various credit products in the marketplace, liquidity conditions, downside protection, review of historical market cycles, idiosyncratic issues in the sleeve or the marketplace, and the role and capacity of important market participants. This model and discussion are used by Apollo to develop a final asset class allocation for the coming month and specific credit instruments are then selected for inclusion in the sleeve.

Generally, in determining whether to sell a security, Apollo continues to analyze the factors considered for buying the security. Apollo may sell a security to reduce the sleeve’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

When Apollo believes that a temporary defensive position is desirable, the sleeve may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the sleeve may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which Apollo believes are of comparable high quality. The sleeve may utilize derivative instruments, including futures contracts options, credit default swaps and other types of derivatives, for defensive purposes. However, if a sleeve takes a temporary defensive position, the Fund may not achieve its investment objective.

High Income Strategy Sleeve:

IICO invests the assets allocated to the high income strategy primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, including secured and unsecured loan assignments, loan participations and other loan instruments (loans) of U.S. and foreign issuers, the risks of which are, in IICO’s judgment, consistent with the Fund’s objectives.

In general, the high level of income that IICO seeks for the sleeve is paid by debt securities rated in the lower rating categories of the NRSROs or unrated securities that are determined by IICO to be of comparable quality; these include debt securities rated BBB+ or lower by S&P, or comparably rated by another NRSRO or, if unrated, determined by IICO to be of comparable quality. The sleeve may invest up to 100% of its total assets in non-investment grade debt securities, commonly called “high yield” or “junk” bonds, which include debt securities rated BB+ or lower by S&P or comparably rated by another NRSRO or, if unrated, determined by IICO to be of comparable quality. Lower-quality debt securities (which include junk bonds) are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.

In selecting securities, IICO may conduct an initial screening of issuers based on characteristics such as yield, performance, maturity and relative value across and within sectors. Following its initial screening, IICO may look at a number of factors beginning with a primarily bottom-up (researching individual issuers) analysis that includes extensive modeling and talking with a company’s management team, industry consultants and sell-side research to help formulate opinions and progressing to consideration of the

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current economic environment, the direction and level of interest rates and inflation, and industry fundamentals and trends in the general economy. Other factors considered include a company’s financial strength, growth of operating cash flows, strength of management, borrowing requirements, improving credit metrics, potential to improve credit standing, responsiveness to changes in interest rates and business conditions, strength of business model, competitive advantage and capital structure and future capital needs.

IICO seeks companies with resilient business models and strong competitive positioning which it believes will show profit improvement and financial deleveraging. IICO believes that analysis of a company’s free cash flow generation over time is critical in determining its financial health. The sleeve primarily owns debt securities that may include debentures, commercial paper, investment grade bonds, mezzanine loans and other similar types of debt instruments and may own fixed-income securities of varying maturities.

IICO attempts to optimize the sleeve’s risk/reward by investing in the debt portion of the capital structure that IICO believes to be most attractive, which may include secured and/or unsecured loans, floating rate notes and/or secured and/or unsecured high-yield bonds. For example, if IICO believes that market conditions are favorable for a particular type of fixed-income instrument, such as high yield bonds, most or all of the fixed-income instruments in which the sleeve invests may be high yield bonds. Similarly, if IICO believes that market conditions are favorable for loans, most or all of the fixed-income instruments in which the sleeve invests may be loans, including second-lien loans which typically are lower in the capital structure and less liquid than first-lien loans.

This sleeve also may own, to a lesser degree, preferred stocks, common stocks and convertible securities and other equity securities or warrants generally incidental to the purchase or ownership of a fixed-income instrument or in connection with a reorganization of an issuer. The prices of common stocks and other equity securities, particularly those of smaller companies, tend to fluctuate in the short term. This sleeve may invest in private placements and other restricted securities. This sleeve may purchase shares of other investment companies subject to the restrictions and limitations of the 1940 Act.

This sleeve also may invest up to 100% of its total assets in foreign securities, including securities of issuers in emerging markets. Investments in foreign securities also present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the sleeve may invest have diverse operations, with products or services in foreign markets. Therefore, this sleeve may have indirect exposure to various foreign markets through investments in these companies, even if the sleeve is not invested directly in such markets.

Generally, in determining whether to sell a security, IICO considers the dynamics of an industry and/or company change or anticipated change, a change in strategy by a company, and/or a change in management’s consideration of its creditors. IICO also may sell a security if, in IICO’s opinion, the price of the security has risen to fully reflect the company’s improved creditworthiness and other investments with greater potential exist. IICO also may sell a security to take advantage of what it believes are more attractive investment opportunities, to reduce the sleeve’s holding in that security or to raise cash.

When IICO believes that a temporary defensive position is desirable, due to present or anticipated market or economic conditions and to attempt to reduce the price volatility of the sleeve, it may invest up to all of the Fund’s assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which IICO believes are of comparable quality. Subject to the Fund’s investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options, credit default swaps and other types of derivatives, for defensive purposes. It also may shorten the average maturity of the sleeve’s debt holdings or emphasize investment-grade debt securities. However, if a sleeve takes a temporary defensive position, the Fund may not achieve its investment objective.

Global Equity Income Strategy Sleeve:

IICO invests the assets allocated to the global equity income strategy primarily in equity securities that are issued by companies of any size located largely in developed markets around the world, that IICO believes will be able to generate a reasonable level of current income for investors given current market conditions, and that demonstrate favorable prospects for total return. IICO focuses on companies that it believes have the ability to maintain and/or grow their dividends while providing capital appreciation over the long-term.

In selecting securities for the Fund, IICO uses a company-specific stock selection process. IICO seeks to identify higher-quality companies that it believes are reasonably-valued, have a strong likelihood of maintaining and/or growing their dividend, and have a relatively stable to improving fundamental outlook, relative to market expectations. IICO considers an analysis of sectors/industries and geographical areas (when relevant) when determining the attractiveness of names and weightings of sectors, and to a lesser degree, countries. IICO also considers several other factors, including a company’s history of fundamentals, ability to sustain its business model, growth potential, management proficiency and competitive environment. Part of IICO’s process includes an initial screening of the investable universe based on key financial, valuation and technical criteria.

Many of the companies in which the sleeve may invest have diverse operations, with products or services in foreign markets. Therefore, this sleeve may have indirect exposure to various additional foreign markets through investments in these companies, even if the sleeve is not invested directly in such markets.

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The sleeve may invest in companies in countries with new or comparatively undeveloped and emerging economies. In addition, the sleeve may invest in preferred stock, convertible securities, or other instruments whose price is linked to the value of common stock. In an effort to increase its level of current income, the sleeve may engage in a dividend capture trading strategy. Under this strategy, the sleeve would sell the stock of a company that has recently declared and paid a dividend and would purchase the stock of another company that is preparing to declare and pay a dividend.

Under normal circumstances, IICO will invest at least 40% (or, if IICO deems it warranted by market conditions, at least 30%) of the total assets allocated to this sleeve in securities of non-U.S. issuers. However, IICO may invest all of the assets in this sleeve in foreign securities. Although this sleeve invests primarily in large capitalization companies (typically companies with market capitalizations of at least $10 billion at the time of acquisition), it may invest in companies of any size.

Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities of that type. For example, IICO may sell a security if it believes the security no longer offers attractive current income prospects or significant growth potential, if it believes the management of the company has weakened, and/or there exists political or economic instability in the issuer’s country. IICO also may sell a security to reduce the sleeve’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

When IICO believes that a temporary defensive position is desirable, the sleeve may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the sleeve may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which IICO believes are of comparable high quality. The sleeve may utilize derivative instruments, including futures contracts, options, credit default swaps and other derivatives, for defensive purposes. However, if a sleeve takes a temporary defensive position, the Fund may not achieve its investment objective.

Global Real Estate Strategy Sleeve:

LaSalle invests the assets allocated to the global real estate strategy in securities of companies in the real estate or real estate-related industries. The sleeve does not invest directly in real estate. The sleeve may invest in securities of issuers of any size, including issuers with small, medium or large market capitalizations. LaSalle intends to invest this sleeve primarily in equity and equity-related securities issued by “Global Real Estate Companies,” which are companies that meet one of the following criteria:

∎	companies qualifying for U.S. Federal income tax purposes as real estate investment trusts (REITS);

∎	entities similar to REITs formed under the laws of a country other than the U.S.;

∎

companies located in any country that, at the time of initial purchase by the sleeve, derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or that have at least 50% of their assets invested in such real estate; or

∎	companies located in any country that are primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry.

Under normal circumstances, LaSalle will invest at least 40% (or, if the portfolio managers deem it warranted by market conditions, at least 30%) of the total assets allocated to this sleeve in securities of non-U.S. issuers. However, LaSalle may invest all of the assets in this sleeve in foreign securities.

Most of the real estate securities in this sleeve will be securities issued by REITs and REOCs that are listed on a securities exchange or traded OTC. A REIT is a corporation or trust that invests in real estate, mortgages on real estate or shares issued by other REITs. REITs may be characterized as equity REITs (that is, REITs that primarily invest in land and improvements thereon), mortgage REITs (that is, REITs that primarily invest in mortgages on real estate and other real estate debt) or hybrid REITs, which invest in both land and improvements thereon and real estate mortgages. A REIT that meets the applicable requirements of the Internal Revenue Code of 1986, as amended (the Code), may deduct dividends paid to shareholders, effectively enabling it to eliminate any entity-level Federal income tax. As a result, REITs (e.g., regulated investment companies, such as the Fund) distribute a larger portion of their earnings to investors than other entities subject to Federal income tax that cannot deduct such dividends. A REOC is a corporation or partnership (or an entity classified as such for Federal tax purposes) that invests in real estate, mortgages on real estate or shares issued by REITs but also may engage in related or unrelated businesses. A REOC typically is structured as a “C” corporation under the Code and does not qualify for the pass-through tax treatment that is accorded a REIT. In addition, the value of the sleeve’s securities issued by REOCs may be adversely affected by income streams derived from businesses other than real estate ownership. At times, LaSalle may invest a significant portion of the sleeve’s total assets in a limited number of issuers.

LaSalle may invest a portion of the sleeve’s assets in securities issued by companies outside of the real estate industry.

Many of the Global Real Estate Companies in which the sleeve may invest have diverse operations, with products or services in markets other than their home market. Therefore, this sleeve may have indirect exposure to various foreign markets through investments in these companies, even if the sleeve is not invested directly in such markets.

LaSalle may invest a portion of the sleeve’s assets in an ETF to replicate a REIT or real estate stock index or a basket of REITs or real estate stocks. Ownership of ETFs results in the Fund bearing its proportionate share of the ETFs’ fees and expenses and proportionate exposure to the risks associated with the ETFs’ underlying investments.

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In selecting investments for this sleeve, LaSalle employs a research-based investment process that combines top-down (assessing the market environment) market research, bottom-up (researching individual issuers) company analysis and a quantitative assessment of relative value.

Top-down market research is employed to yield an understanding of economic conditions and real estate fundamentals. In assessing fundamentals, LaSalle considers information derived from the extensive research and property management organization of its affiliates located in key markets around the world. Bottom-up company analysis is focused on understanding each company’s risk profile and growth prospects through a detailed review of their property portfolio, business strategy, capital structure and management capabilities.

The quantitative assessment of relative value includes the use of a proprietary valuation model to rank companies on the basis of premiums and discounts to “intrinsic value.” Intrinsic value is an assessment of where a company’s stock should trade, taking into consideration the value of its properties, the impact of its management and prevailing market conditions. Supplementary to intrinsic value, LaSalle also estimates a company’s NAV (i.e., estimated real estate market value of a company’s assets, less its liabilities), warranted value (WV) (which is essentially NAV adjusted for factors that affect “going concern,” such as overhead, taxes and franchise value), capitalization rates and adjusted funds from operations multiples to assist in their assessment of the relative values of companies in the investable universe. LaSalle utilizes a relative valuation process in which it analyzes the intrinsic value, NAV and WV calculation results in relation to company market prices in the buy/hold/sell decision-making process for the sleeve.

The assets allocated to the sleeve may encounter the risk of greater volatility, due to the limited number of issuers of real estate securities that the sleeve may invest in. Moreover, the value of the sleeve’s investments may decrease due to fluctuations in rental income, overbuilding and increased competition, casualty and condemnation losses, environmental costs and liabilities, changes in the Code or failure to meet Code requirements, extended vacancies of property, lack of available mortgage funds, government regulation and limitations, increases in property taxes, cash flow dependency, declines in real estate value, physical depreciation of buildings, inability to obtain project financing, increased operating costs and changes in general or local economic conditions.

LaSalle considers several primary factors in determining to sell a security, which may include: (i) whether the security’s price, as compared to its intrinsic value, NAV and/or WV, is high relative to other companies in the same sector or the sleeve’s investment universe; (ii) anticipated changes in earnings, real estate and capital market conditions, economic, political or social conditions and the company’s risk profile; (iii) whether the security’s percentage of the total portfolio exceeds the target percentage; and (iv) tactical shifts among property and country sectors. LaSalle also may sell a security to reduce the sleeve’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

When LaSalle believes that a temporary defensive position is desirable, it may invest up to all of the sleeve’s assets in cash or cash equivalents. The “cash equivalents” include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which LaSalle believes are of comparable high quality. The sleeve may utilize derivative instruments, including futures contracts, options, credit default swaps, and other derivatives, for defensive purposes. However, if a sleeve takes a temporary defensive position, the Fund may not achieve its investment objective.

Securities Lending:

Each sleeve of the Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

Derivatives Usage:

Each sleeve of the Fund may use a variety of derivative instruments for various purposes. Each sleeve may, at any given time, use forward foreign currency contracts, options, futures contracts, options on futures contracts and swaps (including credit default swaps, total return swaps and interest rate swaps). Each sleeve may use derivatives in an attempt to enhance return, to hedge broad or specific equity or fixed-income market movements, to gain or increase exposure to securities, sectors or geographical areas or to otherwise manage the risks of the sleeve’s investments. In an effort to manage foreign currency exposure, a sleeve may use forward foreign currency contracts to either increase or decrease exposure to a given currency. With credit default swaps, a sleeve may either sell or buy credit protection with respect to bonds, indexes or other debt securities pursuant to the terms of these contracts.

Generally, each sleeve may purchase and sell any type of derivative instrument. However, as an operating policy, a sleeve will purchase or sell a particular derivative instrument only if the sleeve is authorized to invest in the type of asset by which the return on, or value of, the derivative instrument primarily is measured. Since each sleeve is authorized to invest in foreign securities denominated in other currencies, each such sleeve may purchase and sell foreign currency derivatives.

A sleeve may enter into derivatives executed on a regulated, transparent exchange, either domestic or foreign (exchange-traded derivatives), or traded in the OTC market. Exchanged-traded derivatives are settled by means of a central clearinghouse that, in effect, guarantees the completion of every exchange-traded transaction. OTC derivatives usually are settled as private transactions between the Fund and its derivatives counterparty with no clearing organization guarantee. Certain OTC derivative transactions, pursuant to the Dodd-Frank Act, are required to be cleared by means of a central clearinghouse which clearinghouse, unlike the exchange-traded derivatives market, does not guarantee the completion of cleared OTC transactions, but instead steps between the two original parties and assumes legal counterparty risk for the trade.

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Principal Risks. An investment in Ivy Apollo Multi-Asset Income Fund is subject to various risks, including the following:

∎  Asset Allocation Risk

∎  Collateralized Loan Obligations Risk

∎  Company Risk

∎  Concentration Risk

∎  Credit Risk

∎  Debt Instruments Risk

∎  Distressed Securities Risk

∎  Dividend-Paying Stock Risk

∎  Duration Risk

∎  Emerging Market Risk

∎  Equity-Linked Securities Risk

∎  Extension Risk

∎  Foreign Currency Risk

∎  Foreign Exposure Risk

∎  Foreign Securities Risk

∎  Income Risk

∎  Interest Rate Risk

∎  Investments in Loans Secured by Real Estate Risk

∎  Investments in Structured Products Risk

∎  Large Company Risk

∎  Liquidity Risk

∎  Loan Origination Risk

∎  Loan Risk

∎  Loans to Private and Middle Market Companies Risk

∎  Low-Rated Securities Risk

∎  Management Risk

∎  Market Risk

∎  Mid Size Company Risk

∎  Mortgage-Backed and Asset-Backed Securities Risk

∎  Multi-Manager Risk

∎  Private Placements and Other Restricted Securities Risk

∎  Real Estate Industry Risk

∎  Reinvestment Risk

∎  REIT-Related Risk

∎  REOC-Related Risk

∎  Senior Loan Risk

∎  Small Company Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Apollo Multi-Asset Income Fund may be subject to other, non-principal risks, including the following:

∎  Convertible Security Risk

∎  Derivatives Risk

∎  Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk

∎  Growth Stock Risk

∎  Initial Public Offering Risk

∎  Insurance-Related Instruments Risk

∎  Interest Rate Swap Risk

∎  Investment Company Securities Risk

∎  Political, Legislative or Regulatory Risk

∎  Preferred Stock Risk

∎  Redemption Risk

∎  Securities Lending Risk

∎  Student Loan Risk

∎  U.S. Government Securities Risk

∎  Value Stock Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

Ivy Cash Management Fund: The Fund seeks to achieve its objective to provide current income consistent with maintaining liquidity and preservation of capital by investing in a diversified portfolio of high-quality money market instruments in accordance with the requirements of Rule 2a-7 under the 1940 Act. There is no guarantee, however, that the Fund will achieve its objective.

The Fund invests only in the following U.S. dollar-denominated money market obligations and instruments:

∎	U.S. government securities (including obligations of U.S. government agencies and instrumentalities)

∎	bank obligations and instruments secured by bank obligations, such as letters of credit

∎	commercial paper (U.S. and foreign issuers), including asset-backed commercial paper programs

∎	corporate debt obligations, including floating rate securities and variable rate master demand notes

∎	foreign obligations and instruments

∎	municipal obligations

∎	certain other obligations guaranteed as to principal and interest by a bank in whose obligations the Fund may invest or a corporation in whose commercial paper the Fund may invest

The Fund may only invest in bank obligations if they are obligations of a bank subject to regulation by the U.S. government, including foreign branches of these banks, or obligations of a foreign bank having total assets of at least $500 million, and instruments secured by any such obligation.

Certain U.S. government securities in which the Fund may invest, such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Fund may invest, such as securities issued by Fannie Mae, Freddie Mac and the FHLB, are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer.

When IICO believes that a temporary defensive position is desirable, due to present or anticipated market or economic conditions, it may shorten the average maturity of the Fund’s investments and/or hold cash. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.

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Principal Risks. An investment in Ivy Cash Management Fund is subject to various risks, including the following:

∎ Amortized Cost Risk ∎ Company Risk ∎ Credit Risk ∎ Income Risk ∎ Interest Rate Risk	∎ Management Risk ∎ Market Risk ∎ Money Market Fund Regulatory Risk ∎ Reinvestment Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in Ivy Cash Management Fund may be subject to other, non-principal risks, including the following:

∎	Foreign Exposure Risk
∎	Redemption Risk

A description of these risks is set forth in Defining Risks below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the SAI.

All Funds

The objective and investment policies of each Fund may be changed by the Board without a vote of the Fund’s shareholders, unless a policy or restriction is otherwise described as a fundamental policy in the SAI. Shareholders, however, will be given prior written notice, typically at least 60 days in advance, of any material change in a Fund’s objective(s).

Because the Funds own different types of investments, their performance will be affected by a variety of factors. The value of a Fund’s investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions, and other company and economic news. From time to time, based on market or economic conditions, a Fund may have significant positions in one or more sectors of the market and may be overweight or underweight sectors as compared to its benchmark index. To the extent a Fund invests more heavily in particular sectors, its performance will be sensitive to developments that significantly affect those sectors. Alternatively, the lack of exposure to one or more sectors may adversely affect performance. Performance also will depend on IICO’s skill or that of a Fund’s investment subadviser, as applicable (hereinafter referred to collectively as the Investment Manager), in selecting investments. As with any mutual fund, you could lose money on your investment. There is no guarantee that a Fund will achieve its objective(s).

Each Fund also may invest in and use certain other types of securities and instruments in seeking to achieve its objective(s). For example, each Fund (other than Ivy Cash Management Fund) may invest in options, futures contracts and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Certain types of each Fund’s authorized investments and strategies, such as derivative instruments, foreign securities, junk bonds and commodities, including precious metals, involve special risks. Depending on how much a Fund invests or uses these strategies, these special risks may become significant and thus affect the performance of a Fund.

Certain types of mortgage-backed and asset-backed securities may experience significant valuation uncertainties, greater volatility and significantly less liquidity due to the sharp rise of foreclosures on home loans secured by subprime mortgages in recent years. Subprime mortgages have a higher credit risk than prime mortgages, as the credit criteria for obtaining a subprime mortgage is more flexible than that used with prime borrowers. To the extent that a Fund invests in securities that are backed by pools of mortgage loans, the risk to that Fund may be significant. Other asset-backed securities also may experience significant valuation uncertainties, increased volatility, and significantly reduced liquidity.

Each Fund may actively trade securities in seeking to achieve its objective(s). Factors that can lead to active trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain a Fund’s market capitalization target of the securities in such Fund’s portfolio, and the need to sell a security to meet redemption activity. Actively trading securities may increase transaction costs (which may reduce performance) and increase net realized gains that a Fund must distribute for Federal tax purposes, the distribution of which would increase your taxable income.

Each Fund generally seeks to be fully invested, except to the extent that it takes a temporary defensive position. In addition, at times, the Investment Manager may invest a portion of a Fund’s assets in cash or cash equivalents if the Investment Manager is unable to identify and acquire a sufficient number of securities that meet its selection criteria for implementing the Fund’s investment objective(s), strategies and policies, or for other reasons.

The Funds and their service providers may be prone to operational and information security risks resulting from, among other problems, human errors, systems and technology disruptions or failures, or breaches in cybersecurity. The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on a Fund or its shareholders. A breach in cybersecurity may be either an intentional or unintentional event that allows an unauthorized party to gain access to fund assets, customer data or proprietary information, or cause a Fund or its service providers to suffer data corruption or lose operational functionality. A breach in cybersecurity may include, among other events, stealing or corrupting customer data or funds, denial of service attacks on websites that prohibit access to electronic systems by customers or employees, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cybersecurity breaches affecting the Funds, IICO, a Fund’s subadviser, or a Fund’s custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Funds and their shareholders. For instance, breaches in cybersecurity may interfere with the processing of shareholder transactions, including the ability to buy and sell shares,

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impact the ability of the Funds to calculate their NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds or their service providers to regulatory fines or financial losses and/or cause reputational damage. The Funds also may incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks also are present for issues or securities in which the Funds may invest, which could result in material adverse consequences for such issuers, and may cause the Funds’ investment in such companies to lose value. In addition, adverse consequences could result from cybersecurity incidents affecting counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties.

You will find more information in the SAI about the Funds’ permitted investments, policies and strategies, as well as the restrictions that apply to them.

A description of the Funds’ policies and procedures with respect to the disclosure of their securities holdings is available in the SAI.

Portfolio holdings of the Funds may be found at www.ivyinvestments.com. Alternatively, a complete schedule of portfolio holdings for the Funds for the first and third quarters of each fiscal year is filed with the SEC on the Trust’s (as defined herein) Form N-Q. These holdings may be viewed on the SEC’s website at http://www.sec.gov.

Information concerning Ivy Cash Management Fund’s portfolio holdings is posted at www.ivyinvestments.com five business days after the end of each month and remains posted on the website for at least six months thereafter. In addition, information concerning Ivy Cash Management Fund’s portfolio holdings is filed on a monthly basis with the SEC on Form N-MFP.

A complete schedule of portfolio holdings also is included in the Funds’ Annual and Semiannual Reports to shareholders.

Exclusion of IICO from Commodity Pool Operator Definition

With respect to the Funds, IICO has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Funds, IICO is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC and the National Futures Association (NFA).

The terms of the CPO exclusion require the Funds, among other things, to adhere to certain limits on its investments in commodity futures, commodity options and swaps. See Additional Information about Principal Investment Strategies, Other Investments and Risks — Defining Risks — Derivatives Risk for more information on those limits. Because IICO intends to comply with the terms of the CPO exclusion, a Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Funds are not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. Due to being out of scope of what is prescribed by law, the CFTC has neither reviewed nor approved the Trust’s reliance on these exclusions, or the Funds’ investment strategies or this Prospectus.

Defining Risks

Alternative Minimum Tax Risk — Ivy California Municipal High Income Fund may invest in municipal bonds the interest on which (and, therefore, any part of Fund dividends attributable to such interest) is a Tax Preference Item. If a Fund shareholder’s AMT liability is increased as a result of such treatment, that would reduce the Fund’s after-tax return to the shareholder. (Under 2017 legislation commonly known as the Tax Cuts and Jobs Act, corporations no longer are subject to the AMT for taxable years of the corporation beginning after December 31, 2017.)

Amortized Cost Risk — In the event that the Board determines that the extent of the deviation between Ivy Cash Management Fund’s amortized cost per share and its market-based NAV per share could result in material dilution or other unfair results to shareholders, the Board will cause the Fund to take such action as it deems appropriate to eliminate, or reduce to the extent practicable, such dilution or unfair results, including but not limited to, suspending redemption of Fund shares or liquidating the Fund.

Asset Allocation Risk — Although asset allocation among different sleeves and asset categories of the Funds generally tends to limit risk and exposure to any one sleeve, the risk remains that the allocation of assets may skew toward a sleeve that performs poorly relative to a Fund’s other sleeves, or to the market as a whole, which could result in that Fund performing poorly.

California Municipal Securities Risk — An investment in Ivy California Municipal High Income Fund may involve more risk than an investment in a fund that does not focus on securities of a single state. Because the Fund invests primarily in California municipal securities, events in California are likely to affect the Fund’s investments and its performance. These events may include economic or political policy changes, man-made or natural disasters, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to California’s municipal issuers. A negative change in any one of these or other areas could affect the ability of California municipal issuers to meet their obligations. In addition, any downgrade to the credit rating of the securities issued by the U.S. government may result in a downgrade of securities issued by California. Specifically, provisions of the California Constitution and state statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations.

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Moreover, there are a number of risks specific to California that threaten the state’s fiscal condition, including the significant unfunded liabilities of California’s two main retirement systems. In recent years, California has committed to significant increases in annual payments to these systems to reduce the unfunded liabilities and also has significant unfunded liability with respect to other post-employment benefits. While California’s economy is broad, it does have major concentrations in high technology, trade, entertainment, manufacturing, government, tourism, construction and services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

Capital Repatriation Risk — Capital repatriation involves the transfer of corporate money or property from a foreign country back to its home country. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times from the date of such investments or even indefinitely. If the Investment Manager is unable to repatriate capital from its investments, in whole or in part, this may have an adverse effect on the cash flows and/or performance of the Fund.

Collateralized Loan Obligations Risk — A collateralized loan obligation (CLO) is an investment vehicle backed by a pool of commercial or personal loans, structured so that there are several classes of bondholders with varying maturities, called “tranches.” CLOs issue classes or tranches of securities that vary in risk and yield, and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. The risks of investing in CLOs depend largely on the type of the underlying loans and the tranche of the CLO in which the Fund invests.

Commodities Risk — Investments in certain issuers, such as resource extraction and production companies, are sensitive to fluctuations in certain commodity markets, and changes in those markets may cause a Fund’s holdings to lose value. Commodity trading, including trading in precious metals, generally is considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of a Fund’s investments in commodities are resource availability, commodity price volatility, speculation in the commodities markets, cyclical economic conditions, weather, embargoes, tariffs, regulatory developments, sudden political events and adverse international monetary policies. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. The prices of commodities also can fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply-related events in such countries could have a disproportionate impact on the prices of such commodities. Also, a Fund may pay more to store and accurately value its commodity holdings than it does with its other portfolio investments. Moreover, under the Federal tax law, a Fund may not derive more than 10% of its annual gross income from gains (without regard to losses) resulting from selling or otherwise disposing of commodities (and other “non-qualifying” income). Accordingly, a Fund may be required to hold its commodities and/or interests in ETFs that hold commodities or sell them at a loss, or to sell portfolio securities at a gain, when, for investment reasons, it would not otherwise do so.

Company Risk — A company may be more volatile or perform worse than the overall market. This may be a result of specific factors such as adverse changes to its business due to the failure of specific products or management strategies, or it may be due to adverse changes in investor perceptions about the company.

Concentration Risk — If a Fund invests more than 25% of its total assets in a particular industry, the Fund’s performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund that does not concentrate its investments in a single industry. Securities of companies within specific industries or sectors of the economy may periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector or company.

Convertible Security Risk — A convertible security is a bond, debenture, note, preferred stock or other security that may be converted or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security also is subject to the same types of market and issuer risks that apply to the underlying common stock. Convertible securities issued by smaller capitalized companies may be more volatile.

Credit Risk — An issuer of a fixed-income obligation (including a mortgage-backed security) or a REIT may not make payments on the obligation when due, or the other party to a contract may default on its obligation. There also is the risk that an issuer could suffer adverse changes in its financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security, could affect the security’s liquidity, and could make it more difficult to sell. A downgrade or default affecting any of a Fund’s securities could affect the Fund’s performance. In general, the longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk. If a Fund purchases unrated securities and obligations, it will depend on the Investment Manager’s analysis of credit risk more heavily than usual.

In the wake of the financial crisis, some credit rating agencies have begun applying more stringent criteria, with the result that some securities are being downgraded. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Ratings represent the ratings agency’s opinion regarding the quality of the security and are not a guarantee of quality.

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Credit-Linked Notes Risk — Risks of credit-linked notes include those risks associated with the underlying reference obligation, including but not limited to market risk, interest rate risk, credit risk, default risk and foreign currency risk. The buyer of a credit-linked note assumes the risk of default by the issuer and the underlying reference asset or entity. If the underlying investment defaults, the payments and principal received by the Fund will be reduced or eliminated. Also, in the event the issuer defaults or there is a credit event that relates to the reference asset, the recovery rate generally is less than the Fund’s initial investment, and the Fund may lose money.

Debt Instruments Risk — A Fund may invest in debt and credit-related instruments. Such debt may be unsecured and structurally or contractually subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such debt investments may not be protected by financial covenants or limitations upon additional indebtedness and there is no minimum credit rating for such debt investments. Other factors may materially and adversely affect the market price and yield of such debt investments, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. Subject to a Fund’s investment policies and restrictions, certain of the debt instruments in which a Fund may invest may have speculative characteristics. Debt securities may be subject to credit risk, duration risk, extension risk, income risk, interest rate risk, liquidity risk and reinvestment risk, among other risks.

Depositary Receipts Risk — Investments in depositary receipts (including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts) generally are subject to the same risks of investing in the foreign securities that they evidence or into which they may be converted. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, a Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security.

Derivatives Risk — A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of an underlying security, index, asset, rate or event. Derivatives are traded either on an organized exchange or OTC (privately negotiated between two parties). Forward foreign currency contracts, futures contracts, options and swaps are common types of derivatives that a Fund (other than Ivy Cash Management Fund) occasionally may use. Forward foreign currency contracts (“forward contracts”) are purchases or sales of a foreign currency at a negotiated rate to be settled at a future date. A futures contract is a standardized contract listed on an exchange to buy or sell a specific quantity of an underlying reference instrument, such as a security or other instrument, index, currency or commodity at a specific price on a specific date. An option can be entered either exchange-traded or OTC and is a contract that gives the purchaser the right to buy or sell an underlying reference instrument, such as a security or other instrument, index, or commodity at a specific price on or before a specific date. A swap is an OTC agreement involving the exchange by a Fund (other than Ivy Cash Management Fund) with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified notional amount. The statutory definition under the CEA, as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) of the term “Swap” includes options on commodities (excluding equities listed on exchanges), caps, floors, collars and certain forward contracts. The statutory definition of a swap also includes an instrument that is dependent on the occurrence, nonoccurrence or the extent of the occurrence of an event or contingency associated with a potential financial, economic or commercial consequence, such as a credit default swap. A swap agreement may be privately negotiated bilaterally and traded OTC between the two parties or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for an OTC swap required to be cleared). Certain standardized swaps are, and more OTC derivatives in the future may be, subject to mandatory OTC central clearing.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects a Fund’s NAV and the risk that fluctuations in the value of the derivatives may not correlate with the reference instrument underlying the derivative. Derivatives can be highly complex, can create investment leverage, may perform in unanticipated ways and may be highly volatile, and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and, depending on the instrument, may at times be highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than other instruments. To the extent the judgment of the Investment Manager as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. When used for hedging, the change in value of the derivative also may not correlate perfectly with the security or other risk being hedged. Appropriate derivatives may not be available in all circumstances, and there can be no assurance that a Fund will be able to use derivatives to reduce exposure to other risks when that might be beneficial. Derivatives also may be subject to counterparty credit risk, which includes the risk that a Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance with the terms in the agreement for the derivatives documentation by, another party to the transaction. Certain derivatives can create leverage, which may amplify or otherwise increase a Fund’s investment loss, possibly in an amount that could exceed the cost of that instrument or, under certain circumstances, that could be unlimited. Derivatives may involve fees, commissions, or other costs that may reduce a Fund’s gains (if any) from utilizing derivatives. Derivatives that have margin requirements involve the risk that if a Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. A Fund also may remain obligated to meet margin requirements until a derivative position is closed.

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When a Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. The need to provide margin or collateral and/or to segregate assets could limit the Fund’s ability to pursue other opportunities as they arise. The amount of assets required to be segregated will depend on the type of derivative the Fund uses. If a Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which may create leverage.

Although a Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments also may reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. A Fund may decide not to hedge certain risks in particular situations, even if appropriate instruments are available.

Swap instruments may shift a Fund’s investment exposure from one type of investment to another. Swap agreements also may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. Each Fund (other than Ivy Cash Management Fund) may enter into credit default swap contracts for hedging or investment purposes. A Fund may either sell or buy credit protection under these contracts.

Certain derivatives transactions are not entered into or traded on organized exchanges or cleared by clearing organizations. Instead, such derivatives may be entered into directly with the counterparty and may be traded only through financial institutions acting as market makers. There may be risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Fund may be required to hold such instruments until exercise, expiration or maturity. Certain of the protections afforded to exchange-traded participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Fund would bear greater risk of default by the counterparties to such transactions. For some counterparties, a Fund has put in place a guarantee of the counterparty’s payment obligations under OTC derivative transactions issued by its parent holding company, which provides some protection to a Fund from a payment or delivery default by such counterparties. When traded on foreign exchanges, derivatives may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.

The counterparty risk for exchange-traded derivatives is significantly less than for privately negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is not a similar exchange or clearinghouse guaranteeing the performance on both sides of the transaction. In all such transactions, the Fund bears the risk that the counterparty could default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that the Investment Manager reasonably believes are capable of performing under the contract. The Investment Manager manages counterparty risk in an OTC derivative transaction by entering into bilateral collateral documentation, such as a Credit Support Annex and an accompanying Account Control Agreement, where it is market practice and/or required by law to do so for OTC derivatives.

The enactment in June 2010 of the Dodd-Frank Act resulted in historic and comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. The Dodd-Frank Act and implementing rules ultimately may require the clearing and exchange-trading of many swaps.

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse. Central clearing is intended to reduce the risk of default by the counterparty. There also may be risks introduced of a possible default by the derivatives clearing organization or by a clearing member or futures commission merchant through which a swap is submitted for clearing.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivatives instruments could limit a Fund’s ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time. Any such changes may, among various possible effects, increase the cost of entering into derivative transactions, require more assets of a Fund to be used for collateral in support of those derivatives than is currently the case, or restrict the ability of a Fund to enter into certain types of derivative transactions, or could limit a Fund’s ability to pursue its investment strategies. In addition, changes in government regulation of derivatives could affect the character, timing and amount of the Fund’s taxable income or gains.

In addition, pursuant to the Dodd-Frank Act, the CFTC in 2012 made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exclusions, from registration as a CPO and commodity trading advisor (CTA) under the CEA. Under these amendments, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and

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excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund’s liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund’s liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Investment Manager has registered as a CPO. The Investment Manager, in its management of each Fund, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above. Accordingly, IICO has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Fund under the CFTC and NFA rules.

Complying with those de minimis trading limitations may restrict an Investment Manager’s ability to use derivatives as part of a Fund’s investment strategies. Although the Investment Manager believes that it will be able to execute a Fund’s investment strategies within the de minimis trading limitations, the Fund’s performance could be adversely affected. In addition, the CFTC recently has proposed changes to the de minimis trading rules and limitations that could potentially change a Fund’s ability to trade derivatives. Also, a Fund’s ability to use certain derivative instruments may be limited by tax considerations.

Distressed Securities Risk — Certain Funds may invest in debt securities issued by companies that are involved in reorganizations, financial restructurings or bankruptcy. Such distressed debt securities are speculative and involve substantial risks in addition to the risks of investing in lower-grade debt securities. In certain periods, there may be little or no liquidity in the markets for distressed securities. The prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility and it may be difficult to value such securities. The Fund may lose a substantial portion or all of its investment in distressed securities or may be required to accept cash, securities or other property with a value less than its original investment.

Dividend-Paying Stock Risk — Dividend-paying stocks may fall out of favor with investors and underperform non-dividend paying stocks and the market as a whole over any period of time. In addition, there is no guarantee that the companies in which the Fund invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time. The amount of any dividend a company may pay may fluctuate significantly. In addition, the value of dividend-paying common stocks can decline when interest rates rise as other investments become more attractive to investors. This risk may be greater due to the current period of historically low interest rates.

Duration Risk — Duration risk is the risk that longer-duration debt securities are more likely to decline in price than shorter-duration debt securities in a rising interest rate environment. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes.

Emerging Market Risk — Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Certain of those countries may have failed in the past to recognize private property rights and have nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of a Fund’s investments in those countries and the availability of additional investments in those countries. The small size and inexperience of the securities markets in such countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries more volatile and less liquid than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. The economies of emerging market countries may suffer from extreme and volatile debt burdens or inflation rates. The repatriation of capital with regard to investments made in certain securities or countries may be restricted during certain times or even indefinitely. There may be little financial or accounting information available with respect to issuers located in certain countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. In times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that a Fund fair value its holdings in those countries.

Equity-Linked Securities Risk — An equity-linked security is a type of debt instrument that is linked to the equity market. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies.

Extension Risk — A rise in interest rates could cause borrowers to pay back the principal on certain debt securities, such as mortgage-backed or asset-backed securities, more slowly than expected, thus lengthening the average life of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities and may magnify the effect of the rate increase on the price of such securities. Duration measures the expected price sensitivity of a fixed-income security or portfolio for a given change in interest rates. For example, if interest rates rise by one percent, the value of a security or portfolio having a duration of two years generally will fall by approximately two percent.

Focus Risk — At times, a Fund may invest primarily in municipal securities that finance similar types of projects, such as those in health care, life care, education, transportation and special tax sections, and in municipal securities of issuers located in the same geographical area. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project or a declining need for the project, likely would affect all similar projects, thereby increasing market risk.

Foreign Currency Exchange Transactions and Forward Foreign Currency Contracts Risk — Certain Funds may use foreign currency exchange transactions and forward foreign currency contracts to hedge certain market risks (such as currency exchange

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rates and broad or specific market movement). These investment techniques involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the Investment Manager’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between a Fund’s portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position.

Foreign Currency Risk — Foreign securities may be denominated in foreign currencies. The value of a Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations. Domestic issuers that hold substantial foreign assets may be similarly affected. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. Devaluations of a currency by a government or banking authority also may have significant impact on the value of any investments denominated in that currency. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in an investment denominated in a foreign currency is subject to currency risk. Foreign currency losses could offset or exceed any potential gains, or add to losses, in the related investments. Currency markets also are generally not as regulated as securities markets. In addition, in order to transact in foreign investments, the Fund may exchange and hold foreign currencies. Regulatory fees or higher custody fees may be imposed on foreign currency holdings. A Fund may use derivatives to manage its foreign currency risk. Derivatives on non-U.S. currencies involve a risk of loss if currency exchange rates move against the Fund, unless the derivative is a currency forward to hedge against the non-U.S. currency movement.

Foreign Exposure Risk — The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

Foreign Government Obligations and Securities of Supranational Entities Risk — Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Such investments are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal. Factors which may influence the ability or willingness of a foreign government or country to service debt include a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies, the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. There may be no legal or bankruptcy process for collecting sovereign debt.

Foreign Securities Risk — Investing in foreign securities involves a number of economic, financial, legal, and political considerations that are not associated with the U.S. markets and that could affect a Fund’s performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the United States. Foreign investing also may involve brokerage costs and tax considerations that usually are not present in the U.S. markets.

Other factors that can affect the value of a Fund’s foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers; the fact that many foreign companies may not be subject to uniform and/or stringent accounting, auditing and financial reporting standards; fluctuations in foreign currency exchange rates and related conversion costs or currency redenomination; nationalization or expropriation of assets; and custodial or other operational delays. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines). World markets, or those in a particular region, all may react in similar fashion to important economic or political developments. In addition, foreign markets may perform differently than the U.S. market. Over a given period of time, foreign securities may underperform U.S. securities — sometimes for years.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging markets than in more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that a Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

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To the extent that a Fund invests in sovereign debt instruments, the Fund is subject to the risk that a government or agency issuing the debt may be unable to pay interest and/or repay principal due to cash flow problems, insufficient foreign currency reserves or political concerns. In such instance, the Fund may have limited recourse against the issuing government or agency. Financial markets have experienced, and may continue to experience, increased volatility due to the uncertainty surrounding the sovereign debt of certain countries.

Moreover, in pursuing its investment objective, a Fund, at times, may concentrate its investment in securities of companies located in a specific geographical region. To the extent a Fund does so, it may face more risks than funds with investments that are diversified around the globe. The economies and financial markets of certain regions can be interdependent and all may decline at the same time, and certain regions may face risks unique to that area. In particular:

Asia Pacific Investments — The level of development of the economies of countries in the Asia Pacific region varies greatly. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Natural disasters frequently occur in the region, which could drastically impact particular business operations of companies in the region or its overall economy. In addition, certain countries in the Asia Pacific region are large debtors to commercial banks and to foreign governments. The recent economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. Due to heavy reliance on international trade, a decrease in demand would adversely affect economic performance in the region.

Central and South American Investments — High interest rates, inflation, government defaults and unemployment rates characterize the economies in some Central and South American countries. Currency devaluations in any such country may have a significant effect on the entire region. Because commodities such as oil and gas, minerals and metals represent a significant percentage of the region’s exports, the economies of these countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many Central and South American countries can experience significant volatility.

European Investments — The Economic and Monetary Union of the European Union (EU) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect EU member countries, as well as other European countries. Decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the euro and recessions in EU economies may have a significant adverse effect on the economies of EU members and their trading partners, including non-member European countries. Additionally, eastern European markets remain relatively undeveloped and may be particularly sensitive to political and economic developments.

The European financial markets recently have experienced volatility and adverse trends due to concerns about economic downturns or rising government debt levels in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. The risk of investing in Europe may be heightened due to the United Kingdom’s vote in June 2016 to exit the EU and the United Kingdom’s subsequent notification in March 2017 to the European Council that it intends to withdraw from the EU within the next two years.

North American Investments — A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire region. Since the implementation of the North American Free Trade Agreement (NAFTA) in 1994 among Canada, the U.S. and Mexico, total merchandise trade among the three countries has increased. Political movements, as well as policy or legislative changes in one or more countries, may have a significant effect on North American markets generally, as well as on the value of certain securities held by a Fund investing in this region. The renegotiation of NAFTA among those countries, as well as the potential for imposition of tariffs (such as the U.S. tariff imposed on imports of Canadian lumber in April 2017), may result in additional volatility in the region.

Futures Contracts Risk — A futures contract is a standardized contract traded on a financial exchange to buy or sell a security or other instrument, index, or commodity at a specific price on a specific date at a specified time in the future. Futures prices can diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund’s investments well. Futures prices are affected by such factors as changes in volatility of the underlying instrument, the time remaining until expiration of the contract, and current and anticipated short-term interest rates, which may not affect security prices the same way. The Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If a Fund was unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position.

Growth Stock Risk — Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.

Holdings Risk — If a Fund typically holds a small number of stocks, or if a Fund’s portfolio manager(s) tend to invest a significant portion of a Fund’s total assets in a limited number of stocks, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s NAV than it would if the Fund invested in a larger number of securities or if the Fund’s portfolio manager(s) invested a greater portion of the Fund’s total assets in a larger number of stocks. Although that strategy has the potential to generate attractive returns over time, it also may increase the Fund’s volatility.

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Income Risk — The risk that a Fund may experience a decline in its income due to falling interest rates, earnings declines, or income decline within a security. The amount and rate of distributions that a Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by a Fund to shareholders may be less.

Initial Public Offering (IPO) Risk — Any positive effect of investments in IPOs may not be sustainable because of a number of factors. For example, a Fund may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the performance of IPOs generally is volatile, and is dependent on market psychology and economic conditions. To the extent that IPOs have a significant positive impact on a Fund’s performance, this may not be able to be replicated in the future. The relative performance impact of IPOs on a Fund also is likely to decline as the Fund grows.

Insurance-Related Instruments Risk — Certain Funds may invest in esoteric asset classes such as the insurance capital markets, which include insurance linked securities, insurance securitizations, catastrophe bonds, life insurance/life annuity combination bonds, structured settlements, insurance reserve financing, mortality/longevity swaps, premium finance loans, and other similar asset backed securities or instruments. These are specialized asset classes with unique risks. For example, risks arising from the illiquidity and difficulty in the valuation of such instruments, risk of catastrophic events and other events giving rise to losses under such instruments, volatility of capital markets, the risk of borrowings and short sales, the risk arising from leverage associated with trading in the currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risks of loss from counterparty default.

Interest Rate Risk — The value of a debt security, mortgage-backed security or other fixed-income obligation, as well as of shares of mortgage REITs, may decline due to changes in market interest rates. Generally, when interest rates rise, the value of such a security or obligation generally decreases. Conversely, when interest rates decline, the value of such a security generally increases. Long-term debt securities, mortgage-backed securities and other fixed-income obligations generally are more sensitive to interest rate changes than short-term debt securities. A Fund may experience a decline in its income due to falling interest rates. Interest rates in the U.S. are at, or near, historic lows, which may increase a Fund’s exposure to risks associated with rising rates. A Fund may be subject to heightened interest rate risk as a result of a rise or anticipated rise in interest rates. A Fund may use derivatives to hedge its exposure to interest rate risk.

Following the financial crisis that began in 2007, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the Federal funds rate (the interest rate at which depository institutions lend reserve balances to other depository institutions overnight) at or near historic lows of zero percent. In addition, as part of its monetary stimulus program known as quantitative easing, the Federal Reserve has purchased on the open market large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. At the end of October 2014, the Federal Reserve ended its quantitative easing program. In December 2015, the Federal Open Market Committee of the Federal Reserve raised the target range for the Federal funds rate, marking only the second such interest rate hike in nearly a decade. The Federal Reserve has subsequently raised the target range again eight additional times since then, most recently in December 2018. Because there is little precedent for this situation, it is difficult to predict the impact of these rate increases and any future rate increases on various markets. Given this reduction in market support and the Federal Reserve’s recent actions, interest rates may rise significantly or rapidly, potentially resulting in losses to a Fund. Recently, in response to the contracting European economy, the European Central Bank embarked upon its own round of quantitative easing for European countries; however, unemployment rates are still rising in some areas, there are concerns about unusually low rates of inflation, and uncertainty over the integrity of the monetary union itself has re-emerged.

Market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets, which could cause a Fund’s NAV to fluctuate more and adversely affect that Fund’s return.

In general, a portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by a Fund’s duration of its portfolio of debt, mortgage-related and asset-backed securities and other fixed-income obligations. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called, or prepaid, prior to maturity given current market interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a portfolio of debt, mortgage-related and asset-backed securities experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if a Fund holds a portfolio of securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%.

Interest Rate Swap Risk — Interest rate swaps are subject to interest rate risk and counterparty credit risk. An interest rate swap transaction could result in losses if the underlying interest rate does not perform as anticipated. Interest rate swaps also are subject to counterparty credit risk.

Interest rate swaps can be based on various measures of interest rates, including the London Interbank Offered Rate (commonly known as LIBOR), swap rates, treasury rates and other foreign interest rates. The Financial Conduct Authority is phasing out, over a four-year period (2017-2021), the LIBOR, with its replacement rate still to be determined. If an underlying reference rate is the LIBOR and if the duration of the swap extends past 2021, documentation that memorializes the terms of the interest rate swap will need to include language that allows a transition from LIBOR to the replacement interest rate to avoid confusion in valuation of payment settlements. A swap agreement can increase or decrease the volatility of a Fund’s investments and its net asset value. The value of

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swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund. As discussed above, swaps can involve greater risks than direct investment in securities, and are, among other factors, subject to counterparty credit risk. Because swaps may have a leverage component, adverse changes in the level of the reference rate can result in gains or losses that are substantially greater than the amount invested in the swap itself. Liquidity risk and interest rate risk can each contribute to significant and unanticipated losses to the Fund.

Investment Company Securities Risk — The risks of investment in other investment companies typically reflect the risks of the types of securities in which the investment companies invest. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company’s expenses, which could result in the duplication of certain fees, including management and administrative fees.

Certain Funds may invest in ETFs as a means of tracking the performance of a designated stock index while maintaining liquidity or to gain exposure to precious metals and other commodities without purchasing them directly. Since many ETFs are a type of investment company, a Fund’s purchases of shares of such ETFs are subject to the Fund’s investment restrictions regarding investments in other investment companies.

ETFs have a market price that reflects a specified fraction of the value of the designated index or underlying basket of commodities or commodities futures and are exchange-traded. As with other equity securities transactions, brokers charge a commission in connection with the purchase and sale of shares of ETFs. In addition, an asset management fee is charged in connection with the management of the ETF’s portfolio (which is in addition to the investment management fee paid by a Fund).

Investments in an ETF generally present the same primary risks as investments in conventional funds, which are not exchange-traded. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade at a premium or discount to its NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange officials determine such action to be appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Enhanced or inverse return ETFs present greater opportunities for investment gains, but also present correspondingly greater risk of loss. Inverse or “short” ETFs seek to deliver performance that is opposite of the performance of a market benchmark (e.g., if the benchmark goes down by 1%, the ETF will go up by 1%), typically using a combination of derivative strategies. Inverse ETFs seek to profit from falling market prices and will lose money if the market benchmark index goes up in value. Leveraged ETFs seek to provide returns that are a multiple of a stated benchmark, typically using a combination of derivative strategies. Like other forms of leverage, leveraged ETFs increase risk exposure relative to the amount invested and can lead to significantly greater losses than a comparable unleveraged portfolio. These ETFs are complex, carry substantial risk, and generally are used to increase or decrease a Fund’s exposure to the underlying index on a short-term basis. Most leveraged ETFs reset daily and seek to achieve their objectives on a daily basis and holding these ETFs for longer than one day may produce unexpected results. Due to compounding, performance over longer periods can differ significantly from the performance of the underlying index, particularly when the benchmark index experiences large ups and downs. Ownership of an ETF results in a Fund bearing its proportionate share of the ETF’s fees and expenses and proportionate exposure to the risks associated with the ETF’s underlying investments.

Investments in Loans Secured by Real Estate Risk — Certain Funds may invest in loans secured by real estate (other than mortgage-backed securities) and may, as a result of default, foreclosure or otherwise, hold real estate assets. Special risks associated with such investments include changes in the general economic climate or local conditions (such as an oversupply of space or a reduction in demand for space), competition based on rental rates, attractiveness and location of the properties, changes in the financial condition of tenants, and changes in operating costs. Real estate values also are affected by such factors as government regulations (including those governing usage, improvements, zoning and taxes), interest rate levels, the availability of financing and potential liability under changing environmental and other laws.

Investments in Structured Products Risk — Certain Funds may invest in securities backed by, or representing interests in, certain underlying instruments (“structured products”). Structured products, for purposes of this Prospectus, are not derivative instruments. The terms of the instrument may be determined or structured by the purchaser and the issuer of the instrument. Structured investments may have certain features of equity and debt securities, but also may have additional features. The cash flow on the underlying instruments may be apportioned among the structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to the structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products that represent derived investment positions based on relationships among different markets or asset classes.

The performance of structured products will be affected by a variety of factors, including its priority in the capital structure of the issuer, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. The returns on these investments may be linked to the value of an index, a basket of instruments, an individual stock, bond or other security, an interest rate or a commodity.

The risks associated with structured products involve the risks of loss of principal due to market movement. In addition, investments in structured products may be illiquid in nature, with no readily available secondary market. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an

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investment directly in the underlying market or security. Total return on a structured product is derived by linking the return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which the Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products.

Certain issuers of structured products may be deemed to be “investment companies” as defined in the Investment Company Act. As a result, the Fund’s investments in these structured products may be limited by the restrictions contained in the Investment Company Act. Structured products typically are sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which the Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.

Large Company Risk — Large-capitalization companies may go in and out of favor based on market and economic conditions. Large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

Liquidity Risk — Generally, a security is liquid if a Fund is able to sell the security at a fair price within a reasonable time. Liquidity generally is related to the market trading volume for a particular security. Investments in smaller companies, foreign companies, companies in emerging markets or certain instruments such as derivatives are subject to a variety of risks, including potential lack of liquidity. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price. Certain investments that were liquid when a Fund purchased them may become illiquid, sometimes abruptly, particularly during periods of increased market volatility or adverse investor perception. In addition, with regard to fixed-income securities, market maker capacity may act to decrease liquidity in the fixed-income markets and act to further increase volatility, affecting the returns of a Fund if it invests in such securities.

Loan Origination Risk — Certain Funds may seek to originate loans, including, but not limited to, secured and unsecured notes, senior and second lien loans, mezzanine loans, and other similar investments. The Fund will retain all fees received in connection with originating or structuring the terms of any such investment. The Fund may subsequently offer such investments for sale to third parties, which could include certain other investment funds or separately managed accounts managed by the Investment Manager; provided, that there is no assurance that the Fund will complete the sale of such an investment. To the extent the Fund acts as an original lender, the Fund’s success would depend, in part, on its ability to originate loans on advantageous terms. In making loans, the Fund would compete with a broad spectrum of lenders, many of which may have substantially greater financial resources. Additionally, the Fund may make loans to borrowers that are experiencing, or are likely to experience, financial difficulty (including highly leveraged borrowers) and such loans may constitute a material amount of the Fund’s portfolio. If the Fund is unable to sell, assign or successfully close transactions for the loans that it originates, the Fund will be forced to hold its interest in such loans for an indeterminate period of time. This could result in the Fund’s investments being over-concentrated in certain borrowers.

Loan Risk — In addition to the risks typically associated with fixed-income securities, loans (including loan assignments, loan participations and other loan instruments) carry other risks, including the risk of insolvency of the lending bank or other intermediary. The risks associated with loans are similar to the risks of low-rated debt securities or “junk” bonds since loans typically are below investment grade. Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be difficult to value, sometimes trade infrequently on the secondary market and generally are subject to extended settlement periods. Any of these factors may impair a Fund’s ability to sell or realize promptly the full value of its loans in the event of a need to liquidate such loans. Difficulty in selling a loan can result in a loss. Accordingly, loans that have been sold may not be immediately available to meet redemptions. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of the collateral securing the loan may decline after a Fund invests and that the collateral may not be sufficient to cover the amount owed to the Fund. In the event the borrower defaults, a Fund’s access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. These risks could cause the Fund to lose income or principal on a particular investment, which could affect the Fund’s returns. In addition, loans also are subject to the risk that a court could subordinate the loan to presently existing or future indebtedness or take other action detrimental to the holders of the loan. Further, in the event of a default, second or lower lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the senior secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. If the loan is unsecured, there is no specific collateral on which the Fund can foreclose. In addition, if a secured loan is foreclosed, a Fund may bear the costs and liabilities associated with owning and disposing of the collateral, including the risk that collateral may be difficult to sell. The restructuring of a loan, either in a negotiated work-out or in the context of bankruptcy, could involve an exchange of such loan for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or unregistered.

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Loans made to finance highly leveraged corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Certain loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the strong anti-fraud protections of the Federal securities laws. With loan assignments, as an assignee, a Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. With loan participations, a Fund may not be able to control the exercise of any remedies that the lender would have under the loan and likely would not have any rights against the borrower directly, so that delays and expense may be greater than those that would be involved if a Fund could enforce its rights directly against the borrower.

Loans to Private and Middle Market Companies Risk — Loans to private and middle market companies involve a number of particular risks that may not exist in the case of loans to large public companies, including:

∎

these companies may have limited financial resources and limited access to additional financing, which may increase the risk of their defaulting on their obligations, leaving creditors such as the Fund dependent on any guarantees or collateral they may have obtained;

∎

these companies frequently have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

∎	there may not be as much information publicly available about these companies as would be available for public companies and such information may not be of the same quality; and

∎

these companies are more likely to depend on the management talents and efforts of a small group of persons; as a result, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on these companies’ ability to meet their obligations.

Low-Rated Securities Risk — In general, low-rated debt securities (commonly referred to as “high-yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these securities are considered speculative and could significantly weaken a Fund’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

In addition, these low-rated securities and obligations may fluctuate more widely in price and yield than higher-rated securities and obligations and may fall in price during times when the economy is weak or is expected to become weak. Low-rated securities and obligations also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price a Fund desires, and may carry higher transaction costs. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. In addition, a defaulted obligation or other restructuring of an obligation could involve an exchange of such obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid, speculative or unregistered. Low-rated securities and obligations are susceptible to such a default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, the industry in general, market interest rates and market liquidity. The market value of these securities can be volatile. Ratings of a security or obligation may not accurately reflect the actual credit risk associated with such a security. The creditworthiness of issuers of low-rated securities may be more complex to analyze than that of issuers of investment-grade debt securities.

Management Risk — The Investment Manager applies a Fund’s investment strategies and selects securities for the Fund in seeking to achieve the Fund’s investment objective(s). There can be no guarantee that its decisions will produce the desired results, and securities selected by the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Fund. In general, investment decisions made by the Investment Manager may not produce the anticipated returns, may cause the Fund’s shares to lose value or may cause the Fund to perform less favorably than other mutual funds with similar investment objectives.

Market Risk — Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, a Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value. Market risk may affect a single issuer or the market as a whole. At times, the Fund may become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

Securities are subject to price movements due to changes in general economic conditions (which may not be specifically related to the particular issuer), such as the level of prevailing interest or currency rates, changes in the general outlook for revenues or corporate earnings, investor sentiment and perceptions of the market generally. The value of securities also may go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within the industry. Market prices of equity securities generally are more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.

Global economies and financial markets have become increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. In

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addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

In the years since the financial crisis that started in 2008, the U.S. and many global economies at times have experienced volatility in the financial markets. Liquidity in some markets has decreased. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. In addition, there is a risk that recent policy changes by the U.S. Government and the Federal Reserve, which include increasing interest rates, could cause increased volatility in financial markets and lead to higher levels of Fund redemptions, which could have a negative impact on a Fund.

The value of assets or income from a Fund’s investments may be adversely affected by inflation or changes in the market’s expectations regarding inflation. Furthermore, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

Mid Size Company Risk — Securities of mid-capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid-capitalization companies may be more volatile and less liquid than the securities of larger companies and may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns.

Money Market Fund Regulatory Risk — As a money market fund, the Ivy Cash Management Fund is subject to the specific rules governing money market funds and is subject to regulation by the SEC. These rules govern the manner in which the Fund is structured and operated and could significantly affect the money market fund industry generally and, therefore, may impact Fund expenses, operations, returns and liquidity.

Mortgage-Backed and Asset-Backed Securities Risk — Mortgage-backed and asset-backed securities are subject to prepayment risk and extension risk. When interest rates decline, unscheduled prepayments can be expected to accelerate, shortening the average lives of such securities, and a Fund may be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments also would limit the potential for capital appreciation on mortgage-backed and asset-backed securities and may make them less effective than other fixed-income securities as a means of “locking in” long-term interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, the values of mortgage-backed and asset-backed securities generally fall. Rising interest rates typically result in decreased prepayments and longer average lives of such securities. This could cause the value of such securities to be more volatile or to decline more than other fixed-income securities, and may magnify the effect of the rate increase on the price of such securities. If a Fund purchases mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool, the Fund, as a holder of those securities, may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults generally is higher in the case of mortgage pools that include so-called “subprime” mortgages.

Certain mortgage-backed securities are U.S. government securities. See U.S. Government Securities Risk for the risks of these types of securities. For non-U.S. government securities, there is the risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government or supported by the right of the issuer to borrow from the U.S. government.

Multi-Manager Risk — While IICO monitors the investments of each subadviser and monitors the overall management of each Fund, including rebalancing each Fund’s target allocations, IICO and each subadviser make investment decisions for their investment sleeves independently from one another. It is possible that the investment styles used by a subadviser or IICO in an investment sleeve will not always be complementary of those used by the others, which could adversely affect the performance of a Fund. As a result, the Fund’s aggregate exposure to a particular industry or group of industries, or to a single issuer, could unintentionally be larger or smaller than intended.

Subject to the overall supervision of each Fund’s investment program by IICO, each Investment Manager is responsible, with respect to the portion of the Fund’s assets it manages, for compliance with the Fund’s investment strategies and applicable law. Apollo has limited experience managing mutual funds, which, unlike other investment vehicles, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations.

Municipal Lease Obligations Risk — Municipal lease obligations differ from other municipal securities because the relevant legislative body must appropriate the money each year to make the lease payments. If the money is not appropriated, the lease may be cancelled without penalty and investors who own the lease obligations may not be paid.

Non-Agency Securities Risk — The risk that payments on a security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. Government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government. These securities may include, but are not limited to, securities issued by non-government entities which can include instruments secured by obligations of prime, Alt A, and sub-prime residential mortgage borrowers. Non-agency securities also may include asset-backed securities (which represent

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interests in auto, consumer and/or credit card loans) and commercial mortgage-backed securities (which represent interests in commercial mortgage loans). Non-agency securities can present valuation and liquidity issues and be subject to precipitous downgrades (or even default) during time periods characterized by recessionary market pressures such as falling home prices, rising unemployment, bank failures and/or other negative market stresses. The risk of non-payment by the issuer of any non-agency security increases when markets are stressed.

Non-Diversification Risk — Certain of the Funds are “non-diversified” mutual funds and, as such, their investments are not required to meet certain diversification requirements under Federal law. Compared with “diversified” funds, such Funds may invest a greater percentage of its assets in the securities of an issuer. Thus, such Funds may hold fewer securities than other funds. A decline in the value of those investments would cause such Fund’s overall value to decline to a greater degree than if such Fund held a more diversified portfolio.

Options Risk — An option is the right to buy or sell a security or other instrument, index, or commodity at a specific price on or before a specific date or on multiple dates. Options can offer large amounts of leverage, which may result in a Fund’s NAV being more sensitive to changes in the value of the underlying instrument. A Fund may purchase or write (sell) both exchange-traded options that are traded on domestic or foreign exchanges and/or OTC options. When the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option if the terms call for physical delivery. In the event that a Fund has purchased an OTC option, failure by the counterparty to do so could result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction. In an exchange-traded option, the exchange would step in and perform in the event of counterparty nonperformance. The Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market, and there can be no assurance that such a market will exist at any particular time. If a Fund was unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction or an economically offsetting purchase transaction from another counterparty for a covered call option written by the Fund could cause material losses to the Fund because the Fund would, if unable to substitute other collateral, be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Political, Legislative or Regulatory Risk — The municipal securities market generally, or certain municipal securities in particular, may be significantly affected by adverse political, legislative or regulatory changes or litigation at the Federal or state level. For example, political or legislative changes (as well as economic conditions) in a particular state or political subdivision of the state may affect the ability of the state or subdivision’s governmental entities to pay interest, to repay principal on their obligations or to issue new municipal obligations.

In addition, the value of municipal securities is affected by the value of tax-exempt income to investors. For example, a significant change in rates or a restructuring of the Federal income tax (or serious consideration of such a change by the U.S. government) may cause a decline in municipal securities prices, since lower income tax rates or tax restructuring could reduce the advantage of owning municipal securities. Lower state or municipal income tax rates may have a similar effect on the value of municipal securities issued by a governmental entity in that state or municipality.

Portfolio Turnover Risk — Frequent buying and selling of investments involve higher costs to a Fund and may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of net short-term capital gains. The payment of taxes on distributions of these gains could adversely affect a shareholder’s after-tax return on its investment in the Fund. Any distributions attributable to such net gains will be taxed as ordinary income for Federal income tax purposes. Factors that can lead to short-term trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain a Fund’s market capitalization target, and the need to sell a security to meet redemption activity.

Preferred Stock Risk — Preferred stock is a type of stock that pays a cumulative, fixed dividend that is senior to the dividends paid on the common stock of the issuer. Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Preferred stock also is subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock.

Private Placements and Other Restricted Securities Risk — Restricted securities, which include private placements, are securities that are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. Privately placed securities and other restricted securities will have the effect of increasing the level of Fund illiquidity to the extent a Fund finds it difficult to sell these securities when the Investment Manager believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid or less than the fair market value. At times, the illiquidity of the market, as well as the lack of publicly available information regarding these securities also may make it difficult to determine the fair value of such securities for purposes of computing the NAV of a Fund.

Puerto Rico Municipal Securities Risk — Adverse market, political, economic or other conditions or developments within Puerto Rico may negatively affect the value of a Fund’s holdings in Puerto Rican municipal obligations. The Puerto Rican economy is reliant on manufacturing, services and tourism, and its economy and financial operations parallel the economic cycles of the United States. Current economic difficulties in the United States are likely to have an adverse impact on the overall economy of Puerto Rico. Moreover, like many other U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico continues to face significant fiscal challenges, including persistent government deficits, underfunded public pension benefit obligations, underfunded government retirement systems, sizeable debt service obligations and a high

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unemployment rate. Many ratings organizations previously downgraded a number of securities issued in Puerto Rico or placed them on “negative watch”. If the economic situation in Puerto Rico persists or worsens, the volatility, credit quality and performance of the Fund could be adversely affected.

Real Estate Industry Risk — Investment risks associated with investing in real estate securities, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes, differences in real estate market values, overbuilding and extended vacancies, increased competition, operating expenses or zoning laws, costs of environmental clean-up or damages from natural disasters, cash flow fluctuations, and defaults by borrowers and tenants.

Redemption Risk — A Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance.

Regional Focus Risk — Focusing on a particular geographical region or country involves increased currency, political, regulatory and other risks. To the extent a Fund invests a significant portion of its assets in a particular geographical region or country, economic, political, social and environmental conditions in that region or country will have a greater effect on Fund performance than they would in a more geographically diversified equity fund and a Fund’s performance may be more volatile than the performance of a more geographically diversified fund.

Reinvestment Risk — Income from a Fund’s debt securities may decline if the Fund invests the proceeds from matured, traded, prepaid or called securities in securities with interest rates lower than the current earnings rate of the Fund’s portfolio. For example, debt securities with high relative interest rates may be paid by the issuer prior to maturity, particularly during periods of falling interest rates. During periods of falling interest rates, there is the possibility that an issuer will call its securities if they can be refinanced by issuing new securities with a lower interest rate (commonly referred to as optional call risk). Moreover, falling interest rates could cause prepayments of mortgage loans to occur more quickly than expected. This may occur because, as interest rates fall, more property owners refinance the mortgages underlying mortgage-backed securities (including shares of mortgage REITs). As a result, a Fund may have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Fund’s investment income.

REIT-Related Risk — The value of a Fund’s investments in a REIT may be adversely affected by (1) changes in the value of the REIT’s underlying property or the property secured by mortgages the REIT holds; (2) loss of REIT Federal tax status (and the resulting inability to qualify for modified pass-through tax treatment under the Code) or changes in laws and/or rules related to that status; or (3) the REIT’s failure to maintain its exemption from registration under the 1940 Act. In addition, the Fund may experience a decline in its income from REIT securities due to falling interest rates or decreasing dividend payments.

REOC-Related Risk — A REOC is similar to an equity REIT in that it owns and operates commercial real estate, but unlike a REIT it has the freedom to retain all its funds from operations and, in general, faces fewer restrictions than a REIT. REOCs do not pay any specific level of income as dividends, if at all, and there is no minimum restriction on the number of owners nor limits on ownership concentration. The value of a Fund’s REOC securities may be adversely affected by certain of the same factors that adversely affect REITs. In addition, a corporate REOC does not qualify for the Federal tax treatment that is accorded a REIT. In addition, the Fund may experience a decline in its income from REOC securities due to falling interest rates or decreasing dividend payments.

Russia Investment Risk — Certain Funds may invest a portion of their assets in securities issued by Russian issuers. In addition to the existing general risks that a Fund faces with respect to its investments in the Russian market (including political risk, emerging market risk, and currency risk), a Fund currently faces additional, heightened risks due to recent political unrest involving Russia and Ukraine.

The U.S. and the EU have imposed economic sanctions on certain Russian persons and issuers over Russia’s annexation of Crimea from Ukraine, which recently have been extended by the EU through July 2019. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. In addition, there is a risk that tensions over Russia’s actions in Crimea and elsewhere could continue to escalate, resulting in the imposition of further sanctions against Russia, including actions that could negatively affect entire sectors of its economy. Such events and resulting sanctions, or even the threat of further sanctions, potentially pose significant risks to a Fund, as the value of its investments in Russian securities or companies with substantial exposure to the Russian economy may decline or become increasingly volatile; additionally, further potential international response may result in the immediate freeze of Russian securities, impairing the ability of a Fund to buy, sell, receive or deliver those securities. Continued retention of Russian securities mandated by law, or forced divestiture of such securities, could negatively affect the value of a Fund’s assets and its investment performance. Sanctions also could result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities. As a result, a Fund’s performance may be adversely affected.

Sanctions Risk — From time-to-time, the U.S. Government or other governments may place “sanctions” on a country. Such sanctions may include limitations on transactions in a country, such as the purchase or sale of products or services in that country. Sanctions also may include limitations on the movement of cash and securities to and from a sanctioned country, or may limit investments in a sanctioned country. When sanctions are placed on a country, the Fund may experience limitations on its investments in that country, including, the inability to dispose of securities in that country, the inability to settle security transactions in that country, and the inability to repatriate currency from that country. Investments in sanctioned countries may be volatile and the Fund and its pricing agent may have difficulty valuing such sanctioned country securities. Investments in sanctioned countries are subject to a number of risks, including, but not limited to, liquidity risk, foreign investment risk, and currency risk. The Fund could lose money investing in a country that is later sanctioned by the U.S. Government or other governments.

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Sector Risk — At times, a Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Securities Lending Risk — Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Fund that lent its securities were unable to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Cash received as collateral for loaned securities may be invested, and such investment is subject to market appreciation or depreciation, with the Fund bearing any loss.

Senior Loan Risk — A Fund may invest in senior (or first-lien) loans, including either fixed- or floating-rate (sometimes referred to as “adjustable rate”) loans, which hold a senior position in the capital structure of U.S. and foreign corporate issuers. Under normal circumstances, senior loans have priority of claim ahead of other obligations of a borrower in the event of liquidation. Senior loans may be collateralized or uncollateralized. They pay interest at rates that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans typically are senior and secured, whereas junk bonds often are subordinated and unsecured. Investments in senior loans typically are below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed, and such defaults could reduce the Fund’s NAV and income distributions. In addition to the risks typically associated with debt securities, such as credit risk and interest rate risk, senior loans also are subject to the risk that a court could subordinate a senior loan to presently existing or future indebtedness or take other action detrimental to the holders of senior loans. Senior loans are subject to prepayment risk. If a borrower prepays a senior loan, the Fund will have to reinvest the proceeds in other senior loans or securities that may pay lower interest rates.

There is no assurance that the liquidation of the collateral would satisfy the claims of the borrower’s obligations in the event of the non-payment of scheduled interest or principal, or that the collateral could be readily liquidated. Economic and other events (whether real or perceived) can reduce the demand for certain senior loans or senior loans generally, which may reduce market prices. Senior loans and other debt securities also are subject to the risk of price declines and to increases in prevailing interest rates. No active trading market may exist for certain senior loans, which may impair the ability of a Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded senior loans. Longer interest rate reset periods generally increase fluctuations in value as a result of changes in market interest rates.

Small Company Risk — Securities of small-capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations, and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small-capitalization companies at the desired time.

Student Loan Risk — Student loan bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio and student repayment deferral periods of forbearance. Other risks associated with student loan bonds include potential changes in Federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued Federal interest and other program subsidies currently in effect.

Swaps Risk — A swap is an agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. Swap agreements may have a leverage component, and adverse changes in the value or level of the reference instrument, such as an underlying asset, reference rate or index, can result in gains or losses that are substantially greater than the amount invested in the swap itself. Examples of swap agreements include, but are not limited to, equity, commodity, index or other total return swaps, foreign currency swaps, credit default swaps and interest rate swaps.

Targeted Return Strategy Risk — There can be no assurance that Ivy Pictet Targeted Return Bond Fund’s returns over time or during any period will be positive or will exceed the Fund’s benchmark. An investor may lose money by investing in the Fund. The Fund’s performance will fluctuate over the short and long term, and the Fund may experience negative short term or long term returns. Investment returns tend to fluctuate over shorter time periods as market conditions vary. Although the Fund expects to produce less volatile returns over time than has been historically associated with the bond markets, the Fund’s investment returns could be volatile (volatility refers to the tendency of investments and markets to fluctuate in price over time). Given the Fund’s strategy, the Fund may not always perform in line with the performance of the bond markets. The Fund may underperform during periods of strong overall bond market performance. The Fund may employ investment management techniques that are less

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constrained than those often used by traditional bond funds, and expects to use derivatives for various purposes. Unlike traditional bond funds, the Fund should not be expected to benefit from general bond market returns, may not generate current income and should not be expected to experience price appreciation as interest rates decline.

Although Pictet AM will apply investment strategies, techniques, and risk analyses in making investment decisions for the Fund, there is no guarantee that this will produce the intended results and there is no guarantee the Fund will meet its objective. Returns from a specific type of security in which the Fund invests or the investment style might trail the returns of the overall market or produce negative returns. In the past, different types of securities and strategies have experienced cycles of outperformance and underperformance in comparison to the market in general.

Taxability Risk — In purchasing municipal securities, Ivy California Municipal High Income Fund and IICO rely on the opinion of an issuer’s bond counsel that the interest paid on the issuer’s securities will not be subject to Federal and/or California income tax. A tax opinion generally is provided at the time a municipal security is initially issued. However, after the Fund buys a security backed by such an opinion, distributions by the Fund may become taxable to shareholders due to noncompliant conduct by a bond issuer, unfavorable changes in Federal or state tax laws, or adverse interpretations of tax laws by the IRS or other authorities or because of other factors. Such adverse interpretations or actions could cause interest from a security to become taxable, possibly retroactively, subjecting shareholders to increased tax liability. In addition, such adverse interpretations or actions could cause the value of a security, and therefore, the value of the Fund’s shares, to decline.

Theme Risk — Ivy Pictet Targeted Return Bond Fund’s investment strategy may incorporate the identification of themes, in which case such Fund’s performance may suffer if the Investment Manager does not correctly identify such themes or if a theme develops in an unanticipated way.

U.S. Government Securities Risk — Certain U.S. government securities such as Treasury securities and securities issued by Ginnie Mae, are backed by the full faith and credit of the U.S. government. Other securities that are issued or guaranteed by Federal agencies or authorities or by U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. For example, securities issued by Freddie Mac, Fannie Mae and FHLB are not backed by the full faith and credit of the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the Treasury or by the credit of the issuer. As a result, such securities are subject to greater credit risk than securities backed by the full faith and credit of the U.S. government.

A Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury under the STRIPS program. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. The market prices of STRIPS generally are more volatile than those of U.S. Treasury bills with comparable maturities.

U.S. State and Territories Municipal Securities Risk — Although Ivy California Municipal High Income Fund expects to invest its assets predominately in obligations issued by the State of California, the Fund may invest in municipal instruments the principal and interest payments of which are paid by obligors located in a single state, other than California, as well as U.S. territories and possessions such as the District of Columbia, the U.S. Virgin Islands and Guam. As with California municipal securities, events in any U.S. state or territory where the Fund is invested may affect the Fund’s investments and its performance. These events may include economic or political policy changes, tax base erosion, constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to municipal issuers of such states or territories.

Value Stock Risk — Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Investment Manager, undervalued. The value of a security believed by the Investment Manager to be undervalued may never reach what is believed to be its full value, such security’s value may decrease or such security may be appropriately priced.

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The Management of the Funds

INVESTMENT ADVISER

The Funds are managed by IICO, subject to the authority of the Board of Ivy Funds. IICO is a wholly-owned subsidiary of Waddell & Reed Financial, Inc., a publicly-held company located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. IICO is an SEC-registered investment adviser with approximately $78.9 billion in assets under management as of September 30, 2018 and serves as the investment manager and as such provides investment advice to and supervises the investments for each of the Funds within the Ivy Funds, which, prior to April 1, 2010, was comprised of funds from both Ivy Funds, Inc. (a Maryland corporation) and Ivy Funds (a Massachusetts business trust) that IICO managed dating back to December 2002. On April 1, 2010, Ivy Funds, a Delaware statutory trust (Trust), succeeded to both of those entities. IICO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

IICO and the Trust have received “manager of managers” exemptive relief from the SEC (the Order) that permits IICO, subject to the approval of the Board (including a majority of Trustees who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the Trust, IICO or any subadviser), to appoint an unaffiliated investment subadviser or to materially amend the terms of an investment subadvisory agreement with an unaffiliated investment subadviser for the Funds without first obtaining shareholder approval (except if the change results in an increase in the aggregate advisory fee payable by a Fund). Prior to relying on the Order, a Fund must receive approval of its shareholders. The Order permits the Funds to add or to change unaffiliated investment subadvisers or to change the fees paid to such investment subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Under the Order, IICO has the ultimate responsibility (subject to oversight by the Board) to oversee any investment subadvisers and recommend their hiring, termination and replacement, and IICO may, at times, recommend to the Board that a Fund change, add or terminate its investment subadviser; continue to retain its investment subadviser even though the investment subadviser’s ownership or corporate structure has changed; or materially change the investment subadvisory agreement with its investment subadviser. Each Fund will notify shareholders of any change in the identity of an investment subadviser or the addition of an investment subadviser to the Fund.

Shareholders of each Fund and/or each Predecessor Fund have approved the use of the Order. Accordingly, the Funds included in this Prospectus may rely on the Order.

INVESTMENT SUBADVISERS

Ivy Apollo Multi-Asset Income Fund and Ivy Apollo Strategic Income Fund: The investment subadvisers are responsible for the day-to-day portfolio management of a portion of each Fund, as set forth below, subject to the supervision of IICO and the Board. Each subadviser manages the portion of each Fund allocated to it by IICO consistent with the overall investment strategy of that Fund. IICO periodically reallocates assets among the sleeves of the Funds managed by the subadvisers, as discussed above.

By using subadvisers to manage various sleeves, and by periodically reallocating each Fund’s assets among those sleeves, IICO seeks long-term benefits from a balance of different investment disciplines. IICO believes that, at any given time, certain investment philosophies will be more successful than others and that a combination of different investment approaches may benefit the Funds. In addition, the use of multiple subadvisers may help to protect the Funds from capacity risk (a subadviser’s determination to manage a limited amount of assets because of a lack of investment opportunities that appear attractive to that subadviser).

Apollo Credit Management, LLC (Apollo), an investment adviser located at 9 West 57th Street, New York, New York 10019, serves as investment subadviser to, and as such provides investment advice to, and generally conducts the investment management program for, the total return strategy of each of the Ivy Apollo Strategic Income Fund and Ivy Apollo Multi-Asset Income Fund pursuant to an agreement with IICO. Apollo has operated as an investment adviser since 2011 and is a subsidiary of Apollo Global Management, LLC (together with its consolidated subsidiaries, including Apollo, Apollo Global). As of September 30, 2018, Apollo Global’s total assets under management were approximately $270 billion.

LaSalle Investment Management Securities, LLC (LaSalle), an SEC-registered investment adviser located at 100 East Pratt Street, 20th Floor, Baltimore, Maryland 21202, serves as the investment subadviser to, and as such provides investment advice to, and generally conducts the investment management program for, the global real estate strategy of the Ivy Apollo Multi-Asset Income Fund pursuant to an agreement with IICO. LaSalle had approximately $6.9 billion in assets under management as of September 30, 2018. LaSalle is responsible for the overall management of the global real estate strategy’s portfolio of investments, including the allocation of that sleeve’s assets among various regions and countries, and making purchases and sales consistent with the Fund’s objectives and strategies. LaSalle may invest in securities of issuers in any country.

Ivy IG International Small Cap Fund: I.G. International Management Ltd. (IG Ireland), an investment adviser located at Brooklawn House, Shelbourne Rd, Ballsbridge, Dublin 4, 4, Ireland, serves as investment subadviser to, and as such provides investment advice to, and generally conducts the investment management program for, Ivy IG International Small Cap Fund pursuant to an agreement with IICO. IG Ireland delegates to its affiliate, I.G. Investment Management (Hong Kong) Limited (IG Hong Kong, and collectively with IG Ireland, IGI), an investment adviser located at Suite 1011-12, Two Pacific Place, 88 Queensway, Hong Kong, certain investment management, trading and other responsibilities for Fund investments, as further described below. IGI had approximately $5.3 billion in assets under management as of September 30, 2018. IG Ireland is responsible for the overall management of the Fund’s portfolio of investments (other than the investment of cash on hand), including the allocation of the

116	Prospectus

Fund’s net assets among various regions and countries, and making purchases and sales consistent with the Fund’s investment objective and strategies. IG Ireland also is responsible for the supervision of IG Hong Kong, a subadviser of the Fund that assists with certain portfolio management, trading and other matters.

Ivy Pictet Emerging Markets Local Currency Debt Fund: Pictet Asset Management Limited (Pictet UK), an SEC-registered investment adviser located at Moor House, 120 London Wall, London EC2Y 5ET, United Kingdom, serves as the investment subadviser, and as such provides investment advice, to and generally conducts the investment management program for, Ivy Pictet Emerging Markets Local Currency Debt Fund pursuant to an agreement with IICO. Pictet UK delegates to its affiliate, Pictet Asset Management (Singapore) PTE Ltd (Pictet Singapore), an SEC-registered investment adviser located at 10 Marina Boulevard, Unit 22-01 Tower 2, Marina Bay Financial Centre, Singapore, investment management responsibilities for the portion of the portfolio allocated by Pictet UK to Asian investments, as further described below. Pictet Asset Management as a group had approximately $193 billion in assets under management as of September 30, 2018. Pictet UK is responsible for the overall management of the Fund’s portfolio of investments, including the allocation of the Fund’s net assets among various regions and countries, and making purchases and sales consistent with the Fund’s investment objective and strategies. Subject to the Fund’s investment policies and restrictions, Pictet UK may invest in securities of issuers in any country. Pictet UK also is responsible for the supervision of Pictet Singapore, a subadviser of the Fund that assists with portfolio management.

Pictet Singapore makes investments consistent with the Fund’s investment objective and strategies and focuses on those issuers that maintain their principal place of business or conduct their principal business activities in Asia, or issuers whose securities are traded in Asian markets. Pictet Singapore also assists Pictet UK on the Fund’s portfolio allocation among the various regions and countries, and provides other assistance as requested by Pictet UK. There is no pre-determined allocation to Pictet Singapore. The amount is determined through Pictet’s investment process, as described in this Prospectus, and on-going discussions between the subadvisers.

Ivy Pictet Targeted Return Bond Fund: Pictet Asset Management SA (Pictet AM CH), an SEC-registered investment adviser located at 60 Route Des Acacias, Geneva, Switzerland 1211-73, serves as the investment subadviser, and as such provides investment advice, to and generally conducts the investment management program for, Ivy Pictet Targeted Return Bond Fund pursuant to an agreement with IICO. Pictet AM CH delegates to its affiliate, Pictet Asset Management Limited (Pictet UK), an SEC-registered investment adviser located at Moor House, 120 London Wall, London EC2Y 5ET, United Kingdom, certain investment management, trading and other responsibilities for Fund investments, as further described below. Pictet Asset Management as a group had approximately $193 billion in assets under management as of September 30, 2018. Pictet AM CH is responsible for the overall management of the Fund’s portfolio of investments (other than the investment of cash on hand), including the allocation of the Fund’s net assets among various regions and countries, and making purchases and sales consistent with the Fund’s investment objective and strategies. Pictet AM CH is also responsible for the supervision of Pictet UK, a subadviser of the Fund that assists with certain portfolio management, trading and other matters.

Pictet UK personnel are members of the Pictet AM Investment Team. The Pictet AM Investment Team conducts research regarding potential investment opportunities, evaluates and analyzes investment opportunities, and makes investment decisions for the Fund.

Ivy PineBridge High Yield Fund: PineBridge Investments LLC (PineBridge), an investment adviser located at 399 Park Avenue; 4th Floor; New York, New York 10022, serves as investment subadviser to, and as such provides investment advice to, and generally conducts the investment management program for, Ivy PineBridge High Yield Fund pursuant to an agreement with IICO. PineBridge had approximately $90.9 billion in assets under management as of September 30, 2018. PineBridge is responsible for the overall management of the Fund’s portfolio of investments (other than the investment of cash on hand), including the allocation of the Fund’s net assets among various regions and countries, and making purchases and sales consistent with the Fund’s investment objective and strategies.

MANAGEMENT FEE

Like all mutual funds, the Funds pay fees related to their daily operations. Expenses paid out of each Fund’s assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each Fund pays a management fee to IICO for providing investment advice and supervising its investments. IICO uses a portion of the applicable fee to pay a Fund’s subadviser, if any. Each Fund also pays other expenses, which are explained in the SAI. For Ivy IG International Small Cap Fund, IG Ireland is responsible for paying IG Hong Kong for the performance of the delegated services. For Ivy Pictet Emerging Markets Local Currency Debt Fund, Pictet UK is responsible for paying Pictet Singapore for the performance of the delegated services. For Ivy Pictet Targeted Return Bond Fund, Pictet AM CH is responsible for paying Pictet UK for the performance of the delegated services.

The management fee, accrued daily, is payable by a Fund at the annual rates of:

∎

Ivy Apollo Multi-Asset Income Fund: 0.70% of the Fund’s net assets up to $1 billion; 0.65% of the Fund’s net assets over $1 billion and up to $2 billion; 0.61% of the Fund’s net assets over $2 billion and up to $3 billion; and 0.58% of the Fund’s net assets over $3 billion.

∎

Ivy Apollo Strategic Income Fund: 0.68% of the Fund’s net assets up to $1 billion; 0.62% of the Fund’s net assets over $1 billion and up to $2 billion; 0.58% of the Fund’s net assets over $2 billion and up to $3 billion; and 0.57% of the Fund’s net assets over $3 billion.

Prospectus	117

∎

Ivy California Municipal High Income Fund: 0.525% of net assets up to $500 million; 0.50% of net assets over $500 million and up to $1 billion; 0.45% of net assets over $1 billion and up to $1.5 billion; 0.40% of net assets over $1.5 billion and up to $5 billion; 0.395% of net assets over $5 billion and up to $10 billion; 0.39% of net assets over $10 billion and up to $15 billion; and 0.385% of net assets over $15 billion.

∎	Ivy Cash Management Fund: 0.35% of net assets up to $1 billion; and 0.30% of net assets over $1 billion.

∎	Ivy Corporate Bond Fund: 0.475% of net assets up to $1 billion; 0.45% of net assets over $1 billion and up to $1.5 billion; and 0.40% of net assets over $1.5 billion.

∎

Ivy Crossover Credit Fund: 0.50% of net assets up to $500 million; 0.45% of net assets over $500 million and up to $1 billion; 0.425% of net assets over $1 billion and up to $2.5 billion; 0.40% of net assets over $2.5 billion and up to $5 billion; and 0.375% of net assets over $5 billion.

∎

Ivy Government Securities Fund: 0.50% of net assets up to $500 million; 0.45% of net assets over $500 million and up to $1 billion; 0.40% of net assets over $1 billion and up to $1.5 billion; and 0.35% of net assets over $1.5 billion.

∎

Ivy IG International Small Cap Fund: 1.00% of net assets up to $1 billion; 0.95% of net assets over $1 billion and up to $2 billion; 0.90% of net assets over $2 billion and up to $5 billion; and 0.85% of net assets over $5 billion.

∎

Ivy Pictet Emerging Markets Local Currency Debt Fund: 0.75% of net assets up to $1 billion; 0.725% of net assets over $1 billion and up to $2 billion; 0.70% of net assets over $2 billion and up to $5 billion; 0.675% of net assets over $5 billion and up to $10 billion; and 0.65% of net assets over $10 billion.

∎

Ivy Pictet Targeted Return Bond Fund: 0.90% of net assets up to $1 billion, 0.85% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $5 billion, and 0.75% of net assets over $5 billion.

∎

Ivy PineBridge High Yield Fund: 0.625% of net assets up to $500 million; 0.60% of net assets over $500 million and up to $1 billion; 0.55% of net assets over $1 billion and up to $1.5 billion; 0.50% of net assets over $1.5 billion and up to $10 billion; 0.49% of net assets over $10 billion and up to $20 billion; and 0.48% of net assets over $20 billion.

Net management fees (including any waivers) for the following Funds as a percent of the Fund’s average net assets for the most recent fiscal year ended September 30, 2018 were:

Fund	Net Management Fee Paid[1]
Ivy Apollo Multi-Asset Income Fund	0.70%
Ivy Apollo Strategic Income Fund	0.67%
Ivy California Municipal High Income Fund	0.07%
Ivy Cash Management Fund	0.34%
Ivy Corporate Bond Fund	0.47%
Ivy Crossover Credit Fund	0.26%
Ivy Government Securities Fund	0.50%
Ivy IG International Small Cap Fund	0.95%
Ivy Pictet Emerging Markets Local Currency Debt Fund	0.50%
Ivy Pictet Targeted Return Bond Fund	0.73%
Ivy PineBridge High Yield Fund	0.52%

[1]

For Funds managed solely by IICO, IICO has voluntarily agreed to waive its management fee for any day that a Fund’s net assets are less than $25 million, subject to IICO’s right to change, modify or terminate this voluntary waiver at any time, without prior notice to shareholders.

In light of current market conditions, IICO has voluntarily agreed to waive and/or reimburse sufficient expenses of any class of Ivy Cash Management Fund to the extent necessary to maintain a yield of not less than zero. There is no guarantee that any class of Ivy Cash Management Fund will maintain such a yield. IICO may amend or terminate this voluntary waiver and/or reimbursement at any time without prior notice to shareholders.

A discussion regarding the basis for the approval by the Board of the advisory contract for each of the Funds, as well as the subadvisory contacts with Apollo, LaSalle, IGI, Pictet and PineBridge, is available in the Fund’s Annual Report to Shareholders for the period ended September 30, 2018.

PORTFOLIO MANAGEMENT

Ivy Apollo Multi-Asset Income Fund: Philip J. Sanders, Mark G. Beischel, Chad A. Gunther, Robert E. Nightingale, Christopher J. Parker, James Zelter, Joseph Moroney, George J. Noon, Matthew Sgrizzi and Lisa L. Kaufman are primarily responsible collectively for the day-to-day portfolio management of Ivy Apollo Multi-Asset Income Fund. Mr. Sanders has held his Fund responsibilities since October 2015. Mr. Sanders is President, CEO and Chairman of IICO, and President of the Trust. Effective August 2010, Mr. Sanders was appointed CIO of IICO and effective February 2011, he was appointed CIO of WDR. Mr. Sanders joined the company

118	Prospectus

in August 1998 and has served as a portfolio manager since that time. He earned a BA in Economics from the University of Michigan and an MBA from the University of North Carolina at Charlotte. Mr. Sanders is a Chartered Financial Analyst.

Mr. Beischel has held his Fund responsibilities since October 2015. Mr. Beischel is Senior Vice President of IICO, and Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which IICO serves as investment manager. Mr. Beischel has served as Global Director of Fixed Income of IICO since June 2011. Mr. Beischel has served as assistant portfolio manager for investment companies managed by IICO since 2000, and has been an employee of such since 1998. He earned a BA degree in Business Management from the University of Wisconsin at Eau Claire, and an MBA with emphasis in Finance from the University of Denver. Mr. Beischel is a Chartered Financial Analyst.

Mr. Gunther has held his Fund responsibilities since October 2015. Mr. Gunther is Senior Vice President of IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which IICO serves as investment manager. He has been an employee of IICO since January 2003, initially serving as an investment analyst. He has served as assistant portfolio manager for funds managed by IICO since 2008. Mr. Gunther earned a BS in Business Administration from the University of Kansas, and an MBA with an emphasis in Finance from the Washington University/St. Louis Olin Graduate School of Business.

Mr. Nightingale has held his Fund responsibilities since October 2015. He is Senior Vice President of IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which IICO serves as investment manager. He joined the company in 1996 initially serving as an investment analyst and has served as assistant portfolio manager for funds managed by IICO since February 2006. Mr. Nightingale earned a BS degree in Economics from the University of Wisconsin, an MS in Urban and Regional Planning and an MS in Finance from the University of Wisconsin. He is a member of the CFA Institute.

Mr. Parker has held his Fund responsibilities since April 2018. He is Senior Vice President of IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which IICO serves as investment manager. He joined the company in January 2008 as an investment analyst and has served as portfolio manager for investment companies managed by IICO since September 2011. He earned a BS degree in Finance from Boston College and an MBA with concentrations in Finance and Management/Strategy from Northwestern University, Kellogg Graduate School of Management. Mr. Parker is a Chartered Financial Analyst.

Mr. Zelter has held his Fund responsibilities since October 2015. Mr. Zelter joined Apollo Global in 2006 and is Managing Partner and Chief Investment Officer of Apollo Capital Management, L.P., Apollo Global’s credit asset management business. He is also the Chief Executive Officer and director of Apollo Investment Corporation. Prior to joining Apollo Global, Mr. Zelter was with Citigroup Inc. and its predecessor companies from 1994 to 2006. From 2003 to 2005, Mr. Zelter was Chief Investment Officer of Citigroup Alternative Investments, and prior to that, he was responsible for the firm’s Global High Yield franchise. Mr. Zelter is a board member of DUMAC, the investment management company that oversees the Duke Endowment and Duke Foundation, and a Director of the Dalton School. Mr. Zelter has a degree in economics from Duke University.

Mr. Moroney has held his Fund responsibilities since April 2018. Mr. Moroney joined Apollo Global in 2008 and is the Co-Head of the Global Performing Credit platform for Apollo Capital Management, L.P. He also serves as Senior Portfolio Manager for Apollo. Prior to joining Apollo, Mr. Moroney was with Aladdin Capital Management, where he served as the Senior Managing Director of its leveraged loan group. Mr. Moroney graduated from Rutgers University with a BS in Ceramic Engineering. He is a Chartered Financial Analyst.

Mr. Noon has held his Fund responsibilities since October 2015. Mr. Noon, CFA, is a Managing Director of LaSalle and the portfolio manager of LaSalle’s global real estate securities program. Mr. Noon is a graduate of the Wharton School of the University of Pennsylvania with a BS degree in Economics and a major in Finance. Mr. Noon is an associate member of the National Association of Real Estate Investment Trusts (NAREIT) and a member of the Baltimore Security Analysts Society. He joined LaSalle in 1990.

Mr. Sgrizzi has held his Fund responsibilities since October 2015. He is a Managing Director and the Chief Investment Officer of LaSalle. Mr. Sgrizzi, CFA, is responsible for managing separate account portfolios of public European property companies and the European portion of LaSalle’s global securities portfolio accounts. He is also a Global Portfolio Manager with the responsibility for regional allocation of global client portfolios. Mr. Sgrizzi’s previous responsibilities included serving as the senior European analyst and acting as a deputy European portfolio manager. Prior to that, he held responsibilities as an analyst in Baltimore covering US lodging companies, Asia Pacific listed property companies and overall global portfolio management. He graduated from Loyola University Maryland with a B.A. in Finance, and joined LaSalle in 2002. Mr. Sgrizzi is a member of the Baltimore Security Analysts Society.

Ms. Kaufman has held her Fund responsibilities since September 2016. She is a Managing Director of LaSalle and a North America Portfolio Manager. As North America Portfolio Manager, she is responsible for managing separate account portfolios of public North American property companies and the North American portion of LaSalle’s global securities portfolio accounts. Ms. Kaufman’s previous responsibilities included serving as a Senior Analyst, covering U.S. retail, U.S. industrial and Canadian retail companies, as well as acting as the Deputy Portfolio Manager for North America. Ms. Kaufman received an MBA in Finance from Columbia Business School and an AB in Urban Studies and Political Science from Brown University. She joined LaSalle in 1994. Ms. Kaufman is a member of NAREIT and ICSC.

Ivy Apollo Strategic Income Fund: Mark G. Beischel, Chad A. Gunther, James Zelter and Joseph Moroney are primarily responsible collectively for the day-to-day portfolio management of Ivy Apollo Strategic Income Fund. Mr. Beischel has held his Fund responsibilities since October 2015. Biographical information for Mr. Beischel is listed above under The Management of the Funds — Portfolio Management — Ivy Apollo Multi-Asset Income Fund.

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Mr. Gunther has held his Fund responsibilities since October 2015. Biographical information for Mr. Gunther is listed above under The Management of the Funds — Portfolio Management — Ivy Apollo Multi-Asset Income Fund.

Mr. Zelter has held his Fund responsibilities since October 2015. Biographical information for Mr. Zelter is listed above under The Management of the Funds — Portfolio Management — Ivy Apollo Multi-Asset Income Fund.

Mr. Moroney has held his Fund responsibilities since April 2018. Biographical information for Mr. Moroney is listed above under The Management of the Funds — Portfolio Management — Ivy Apollo Multi-Asset Income Fund.

Ivy California Municipal High Income Fund: Michael J. Walls is primarily responsible for the day-to-day portfolio management of the Fund, and has held his Fund responsibilities since its inception in October 2016. Mr. Walls is Senior Vice President of IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which IICO serves as investment manager. He has served as a portfolio manager with IICO since March 2007, and has been an employee of the company since March 1999, joining the company as an investment analyst. He earned a BA in Economics and German from Denison University, and an MBA with an emphasis in Finance from Xavier University. Mr. Walls holds a Certificate of General Insurance.

Ivy Cash Management Fund: Mira Stevovich is primarily responsible for the day-to-day portfolio management of Ivy Cash Management Fund. Ms. Stevovich has held her Fund responsibilities for the Fund since January 2018, and was a manager of the Predecessor Fund since May 1998. She is Vice President of IICO, Vice President and Assistant Treasurer of the Trust, and Vice President and Assistant Treasurer of and portfolio manager for other investment companies for which IICO serves as investment manager. Ms. Stevovich has been an employee of the company since March 1987. She earned a BA degree from Colorado Women’s College, and holds an MA degree in Soviet and East European Studies and an MBA degree from the University of Kansas. She is a Chartered Financial Analyst.

Ivy Corporate Bond Fund: Mark G. Beischel and Susan K. Regan are primarily responsible for the day-to-day portfolio management of the Fund. Mr. Beischel has held his Fund responsibilities since April 2018. Biographical information for Mr. Beischel is listed above under The Management of the Funds — Portfolio Management — Ivy Apollo Multi-Asset Income Fund.

Ms. Regan has held her Fund responsibilities since April 2018. She is Senior Vice President of IICO, Vice President of the Trust, and Vice President of and portfolio manager for other investment companies for which IICO serves as investment manager. Ms. Regan joined the company in November 2007 as a fixed-income investment analyst and trader. She earned a BA in Economics in May 1984 and an MA in Economics in December 1985 from the University of Missouri-Columbia.

Ivy Crossover Credit Fund: Mark G. Beischel, Susan K. Regan and Benjamin J. Esty are primarily responsible for the day-to-day portfolio management of the Fund. Biographical information for Mr. Beischel is listed above under The Management of the Funds — Portfolio Management — Ivy Apollo Multi-Asset Income Fund.

Ms. Regan has held her Fund responsibilities since April 2018. Biographical information for Ms. Regan is listed above under The Management of the Funds — Portfolio Management — Ivy Corporate Bond Fund.

Mr. Esty has held his Fund responsibilities since July 2018. He is Vice President of IICO and Vice President of the Trust. Prior to joining IICO in 2018, Mr. Esty was a Partner and Portfolio Manager with Palmer Square Capital Management. He was a Partner with Eagle River Asset Management from 2010 to 2013. He earned a BA from University of Pennsylvania, with a double major in Economics and International Relations.

Ivy Government Securities Fund: Susan K. Regan and Mark G. Beischel are primarily responsible for the day-to-day portfolio management of the Fund. Ms. Regan has held her Fund responsibilities since February 2018. Biographical information for Ms. Regan is listed above under The Management of the Funds — Portfolio Management — Ivy Corporate Bond Fund.

Mr. Beischel has held his Fund responsibilities since April 2018. Biographical information for Mr. Beischel is listed above under The Management of the Funds — Portfolio Management — Ivy Apollo Multi-Asset Income Fund.

Ivy IG International Small Cap Fund: Martin Fahey, Bryan Mattei and Seamus Kelly are primarily responsible for the day-to-day portfolio management of the Fund. Mr. Fahey and Mr. Mattei have held their Fund responsibilities since the inception of the Fund, and Mr. Kelly has held his Fund responsibilities since January 2018. Mr. Fahey is Lead Portfolio Manager and Head of European Equities for IG Ireland. He joined IGI in 1993. He earned a Bachelor of Commerce and Master of Business Studies (Honors) degree at University College Galway. He is a Chartered Financial Analyst.

Mr. Mattei is an Associate Portfolio Manager with IG Hong Kong. Mr. Mattei joined IG Ireland in 2013 and moved to IG Hong Kong in 2014. Prior to joining IGI, he was Head of Research for Cantor Fitzgerald in Ireland. He earned a BS from Boston College, Carroll School of Management and studied Business, Economics and Social Sciences at the University of Dublin, Trinity College. He is a Chartered Financial Analyst.

Mr. Kelly is a Portfolio Manager for IG Ireland. He joined IGI in 2014. Prior to joining IGI, he was an investment manager with Merrion Investment Managers. He earned a Bachelor of Business Studies degree from the University of Limerick, a Master’s degree from Dublin City University and a Diploma in Technical Analysis from the UK Society of Technical Analysts.

Ivy Pictet Emerging Markets Local Currency Debt Fund: The Pictet Investment Team is primarily responsible for the day-to-day portfolio management of the Fund. The Pictet Investment Team consists of Mary-Therese Barton, Philippe Petit, Guido Chamorro, Carrie Liaw and Alper Gocer. Each of Ms. Barton, Mr. Petit and Mr. Chamorro has managed the Fund since its inception in April 2014; Ms. Liaw has managed the Fund since May 2015; and Mr. Gocer has managed the Fund since May 2018. Ms. Barton serves as

120	Prospectus

Senior Investment Manager and Head of Emerging Debt with responsibility for investment management, product development and client relations. She joined Pictet UK in 2004 as an emerging debt analyst and is a CFA Charter holder. Ms. Barton graduated with a BA in Philosophy, Politics and Economics from Balliol College, Oxford and holds an MSC with distinction in Development Finance from the Centre for Financial Management Studies, SOAS (School of Oriental and African Studies), part of the University of London.

Philippe Petit joined Pictet Singapore in 2003 as a senior emerging market trader with a focus on emerging market bonds and currencies. Mr. Petit obtained a degree in Business Studies from the Ecole Superieure de Commerce de Marseille in France.

Guido Chamorro joined Pictet UK in 2005 as a credit analyst. Mr. Chamorro graduated with a BA in Economics from the University of Chicago and holds an MBA from the University of Chicago Graduate School of Business.

Carrie Liaw joined Pictet Singapore in 2015 as an Investment Manager. Prior to joining Pictet, Ms. Liaw worked for the Monetary Authority of Singapore for fifteen years in the Reserve Management Department. She holds a Bachelor of Business (Hons) in Financial Analysis from Nanyang Technological University in Singapore and is a CFA charterholder.

Alper Gocer joined Pictet UK in 2016 as a Senior Investment Manager in the Total Return Emerging Markets team. Mr. Gocer graduated with a Bachelor of Science degree in Industrial Engineering from Bilkent University and holds a Master’s degree in Finance from the London Business School.

Ivy Pictet Targeted Return Bond Fund: The Pictet AM Investment Team is primarily responsible for the day-to-day portfolio management of the Fund. The Pictet AM Investment Team consists of Andres Sanchez Balcazar, Thomas Hansen and David Bopp. They have held their responsibilities for the Fund since its inception in January 2016. Mr. Balcazar joined Pictet AM CH in 2011 as Co-Head of the Global & Regional Bonds Team and assumed the role of Head of the Global & Regional Bonds Team in 2017. Prior to joining Pictet AM CH, he was a senior portfolio manager for Western Asset Management Company LTD for six years. Mr. Balcazar holds a degree in Economics from Universidad de los Andes and a Master’s Degree in Management from HEC Paris. He is a Chartered Financial Analyst.

Mr. Hansen joined Pictet AM CH in 2011 as an Investment Manager and moved to Pictet UK in 2015. Before joining Pictet AM CH, he was a portfolio analyst at Western Asset Management from 2006 to 2010, after which he was an ABS Evaluator at Interactive Data, covering the European ABS markets. Mr. Hansen graduated with a Master’s Degree in Finance & Business from the University of Aarhus. He is a Chartered Financial Analyst.

Mr. Bopp joined Pictet AM CH in 2004, serving as an Investment Manager in the Global & Regional Bonds Team. Prior to joining Pictet AM CH, he spent three years in portfolio management at UBS. He holds a degree in Economics from the HEC Business School in Lausanne and is a Chartered Financial Analyst.

Ivy PineBridge High Yield Fund: John Yovanovic, CFA, Jeremy Burton, CFA and Dan Purser, CFA are primarily responsible for the day-to-day portfolio management of the Fund, and each has held his Fund responsibilities since the inception of the Fund. Mr. Yovanovic joined PineBridge in 2000 and is Managing Director and Portfolio Manager, leading the team responsible for management of high yield bond portfolios. Prior to joining PineBridge, Mr. Yovanovic was with Mentor Investment Advisors, a division of Wachovia Corporation. Mr. Yovanovic received a BBA from the University of Houston and is a CFA charterholder.

Mr. Burton joined PineBridge in 2004 and is a Senior Vice President, Credit Analyst, and is responsible for analyzing and monitoring issuers in the gaming, lodging, and media industries. Prior to joining PineBridge, he was an Investment Banking Analyst with CIBC World Markets. Mr. Burton received a BA with a concentration in History from Harvard College and an MBA with a concentration in Finance from the Wharton School of Business at the University of Pennsylvania. He is a CFA charterholder.

Mr. Purser joined PineBridge in 2005 and is a Managing Director, Credit Analyst. Prior to joining PineBridge, he worked at Sandell Asset Management as a Senior Analyst — Distressed Securities. Mr. Purser received a BS in Business Administration and a MS in Management — Finance and Accounting, from the University of California, Riverside. He also earned an MBA from the Georgia Institute of Technology. Mr. Purser is a CFA charterholder.

Additional information regarding the portfolio managers, including information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund securities, is included in the SAI.

Other members of IICO’s and the subadvisers’ (as applicable) investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to a Fund’s investments.

Your Account

CHOOSING A SHARE CLASS

Each class of shares offered in this Prospectus has its own sales charge, if any, and expense structure. The decision as to which class of shares of a Fund is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. If you are investing a lesser amount over a shorter term, you may want to consider Class C shares (if investing for fewer than five years). Class C shares are not available for investments of $1 million or more. Such requests to purchase Class C shares automatically will be treated as a request to purchase Class A shares. Class E shares, Class I shares, Class N shares, Class R shares and Class Y shares are described

Prospectus	121

below. Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges. Class E shares currently are not available for purchase; however, Class E shares also are described below.

Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in a Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.

General Comparison of Class A, Class B and Class C Shares
Class A	Class B1	Class C2
Initial sales charge	N/A	No initial sales charge
1.00% deferred sales charge[3]	Deferred sales charge on shares you sell within six years after purchase	A 1% deferred sales charge on shares you sell within 12 months after purchase
Maximum distribution and service (12b-1) fees of 0.25%	Maximum distribution and service (12b-1) fees of 1.00%	Maximum distribution and service (12b-1) fees of 1.00%
	Converts to Class A shares eight years from the month in which the shares were purchased, thus reducing future annual expenses	With certain exceptions, converts to Class A shares ten years from the month in which the shares were purchased, thus reducing future annual expenses
For an investment of $1 million or more, only Class A shares are available	N/A	Shareholders investing $1 million or more may not purchase Class C shares. Such requests to purchase Class C shares automatically will be treated as a request to purchase Class A shares.

[1]	The Funds’ Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges.

[2]	Class C shares of Ivy Cash Management Fund are not available for direct investment.

[3]	A 1% CDSC is only imposed on Class A shares purchased at NAV for $1 million or more that are subsequently redeemed within 12 months of purchase.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares through a financial intermediary. Different intermediaries may impose different sales charges (including potential reduction in or waivers of sales charges) other than those listed below. Such intermediary-specific sales charge variations are described in Appendix B to this Prospectus, entitled Intermediary Sales Charge Discounts and Waivers. Appendix B is incorporated herein by reference (is legally a part of this Prospectus).

Each Fund has adopted a Distribution and Service Plan (Plan) pursuant to Rule 12b-1 under the 1940 Act for each of its Class A, Class B, Class C, Class E, Class R and Class Y shares (as applicable) except that Ivy Cash Management Fund Class A shares do not have a Plan. Class I shares and Class N shares are not covered under the Plan. Such Plans permit the Funds to pay marketing and other fees to support the sale and distribution of each Class of shares as well as the services provided to shareholders by their financial advisors or financial intermediaries. Under the Plan, a Fund may pay IDI a fee of up to 0.25%, on an annual basis, of the average daily net assets of that Fund’s Class A shares. This fee is to compensate IDI for, either directly or through third parties, distributing the Fund’s Class A shares, providing personal service to Class A shareholders and/or maintaining Class A shareholder accounts. Under the Plan, a Fund may pay IDI, on an annual basis, a maximum service fee of 0.25% of the average daily net assets of Class B and Class C shares to compensate IDI for, either directly or through third parties, providing personal service to shareholders of those classes and/or maintaining shareholder accounts for those classes and a maximum distribution fee of up to 0.75% of the average daily net assets of those classes to compensate IDI for, either directly or through third parties, distributing shares of those classes. No payment of the distribution fee will be made, and no deferred sales charge will be paid, to IDI by any Fund if, and to the extent that, the aggregate distribution fees paid by the Fund and the deferred sales charges received by IDI with respect to the Fund’s Class B or Class C shares would exceed the maximum amount of such charges that IDI is permitted to receive under the rules of the Financial Industry Regulatory Authority, Inc. (FINRA) as then in effect. Under the Plan, a Fund may pay IDI a fee of 0.25%, on an annual basis, of the average daily net assets of the Class E shares. This fee is to compensate IDI for, either directly or through third parties, distributing the Fund’s Class E shares, providing personal service to Class E shareholders and/or maintaining Class E shareholder accounts. The amounts shall be payable to IDI daily or at such other intervals as the Board may determine. Under the Plan, a Fund is authorized to pay IDI an amount not to exceed 0.50%, on an annual basis, of the average daily net assets of the Fund’s Class R shares to compensate IDI for, either directly or through third parties, distributing the Class R shares of that Fund, providing personal service to Class R shareholders and/or encouraging and fostering the maintenance of shareholder accounts of the Class R shares of a Fund. The amounts shall be payable to IDI daily or at such other intervals as the Board may determine. Under the Plan, a Fund may pay IDI a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund’s Class Y shares to compensate IDI for, either directly or through third parties, distributing the Class Y shares of that Fund, providing personal service to Class Y shareholders and/or maintaining Class Y shareholder accounts.

Since these fees are paid out of a Fund’s assets or income on an ongoing basis, over time they will increase the cost, and reduce the return, of an investment. The higher fees for Class B and Class C shares may result in a lower NAV than Class A shares and may cost you more over time than paying the initial sales charge for Class A shares. All or a portion of these fees may be paid to your financial advisor.

122	Prospectus

Class A Shares

Class A shares are subject to an initial sales charge when you buy them (other than Ivy Cash Management Fund Class A shares), based on the amount of your investment, according to the tables below. The shares’ offering price includes this initial sales charge. As noted, Class A shares under the Plan pay an annual 12b-1 fee of up to 0.25% of average Class A net assets. The ongoing expenses of Class A shares are lower than those for Class B or Class C shares and typically higher than those for Class Y shares or Class I shares.

Class E Shares (Available through the Ivy InvestEd 529 Plan)

The Ivy InvestEd 529 Plan (Ivy InvestEd Plan) was established under the Arizona Family College Savings Program (the Program). The Program was established by the State of Arizona as a qualified state tuition program in accordance with Section 529 of the Code. Waddell & Reed, Inc. (Waddell & Reed), the program manager for the Ivy InvestEd Plan, is offering the Ivy InvestEd Plan to Arizona residents as well as to residents of other states.

Contributions to Ivy InvestEd Plan accounts may be invested in shares of certain of the Funds (when offered), which are held in the name and for the benefit of the Arizona Commission for Postsecondary Education in its capacity as Trustee of the Program. Class E shares (when offered) purchased with contributions for a particular Ivy InvestEd Plan account are allocable to that account and will be redeemed to effect withdrawals requested by the Ivy InvestEd Plan account owner, as further described in this prospectus. Accounts opened through the Ivy InvestEd Plan are not insured by the State of Arizona, and neither the principal invested nor the investment return is guaranteed by the State of Arizona. Ivy InvestEd Plan accounts are subject to applicable Federal, state and local tax laws and the laws, rules and regulations governing the Program. Any changes in such laws, rules or regulations may affect participation in, and the benefits of, the Ivy InvestEd Plan. The Ivy InvestEd Plan may be modified in response to any such changes.

Please read the Program Overview and Ivy InvestEd 529 Plan Account Application carefully before investing, which are available from your financial advisor. Class E shares (when offered) are available for investment only through a qualified state tuition program in accordance with Section 529 of the Code (529 Plan). Class E shares are subject to an initial sales charge when purchased for your Ivy InvestEd Plan account, based on the amount of your investment, according to the tables below. The shares’ offering price includes this initial sales charge. As noted, Class E shares under the Plan pay an annual 12b-1 fee of 0.25% of average Class E net assets.

Calculation of Sales Charges on Class A Shares

All Funds Except Ivy California Municipal High Income Fund and Ivy Government Securities Fund
Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $50,000	5.75%	6.10%	5.00%
$50,000 to less than $100,000	5.25	5.54	4.50
$100,000 to less than $200,000	4.75	4.99	4.00
$200,000 to less than $300,000	3.50	3.63	2.80
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

Ivy California Municipal High Income Fund Ivy Government Securities Fund
Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $50,000	4.25%	4.44%	3.60%
$50,000 to less than $100,000	3.75	3.90	3.25
$100,000 to less than $300,000	3.25	3.36	2.75
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

[1]

Due to the rounding of the NAV and the offering price of a Fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.

Prospectus	123

[2]

No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund will impose a CDSC of 1.00% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

Calculation of Sales Charges on Class E Shares (when offered)

Ivy Corporate Bond Fund Ivy Crossover Credit Fund Ivy Government Securities Fund Ivy Pictet Emerging Markets Local Currency Debt Fund
Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $250,000	2.50%	2.56%	2.00%
$250,000 and over[2]	0.00	0.00	see below

[1]

Due to the rounding of the NAV and the offering price of a Fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.

[2]

No sales charge is payable at the time of purchase on investments of $250,000 or more, although for such investments the Fund will impose a CDSC of 1.00% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

IDI may pay broker-dealers up to 1.00% on investments made in Class A or Class E shares with no initial sales charge.

IDI or its affiliates may pay additional compensation from its own resources to broker-dealers based upon the value of shares of a Fund owned by the broker-dealer for its own account or for its customers, including compensation for shares of the Funds purchased by customers of such broker-dealers without payment of a sales charge. Please see Additional Compensation to Intermediaries for more information.

Sales Charge Reductions

For purposes of the following disclosure regarding Rights of Accumulation, Letter of Intent and Account Grouping, Class E shares held in your Ivy InvestEd Plan are treated as shares held by you directly.

Lower sales charges on the purchase of Class A or Class E (when offered) shares are available by:

∎

Rights of Accumulation: combining the value of additional purchases of shares of any of the funds in Ivy Funds and/or InvestEd Portfolios with (i) the NAV of Class A, Class B, Class C or Class E shares already held in your account or in an account eligible for grouping with your account (see Account Grouping below) and (ii) the NAV of any class of shares of any of the funds within the Ivy Funds held in any Managed Allocation Portfolio (MAP) or Strategic Portfolio Allocation (SPA) program through Waddell & Reed. If your shares are held in an account directly with the Ivy Funds, you must inform WISC that you are entitled to a reduced sales charge and provide WISC with the name and number of the existing account(s) with which your purchase may be combined to be entitled to Rights of Accumulation. If your shares are held in an omnibus account through a financial intermediary, you must notify the intermediary of your eligibility for Rights of Accumulation at the time of your purchase. The reduced sales charge is applicable only to the new purchase. It is not retroactive to shares already held in your account or in an account eligible for grouping with your account. Your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings or (b) the amount you invested (including reinvested dividends and other distributions, but excluding capital appreciation) less any withdrawals.

∎

Letter of Intent: grouping all purchases of the funds referenced above, made during a thirteen-month period pursuant to a Letter of Intent (LOI). By signing an LOI, which is available from WISC, you indicate an intention to invest, over a thirteen-month period, a dollar amount sufficient to qualify for a reduced sales charge. In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your Class A, Class B, Class C or Class E shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in Account Grouping below, and your shares of any of the funds within the Ivy Funds held in any MAP or SPA program through Waddell & Reed, will be included. For purposes of fulfilling the dollar amount required to be invested pursuant to your LOI, all such investments must be initiated prior to the expiration of the thirteen-month period, and will qualify under your LOI, even if the assets are received after the expiration of the thirteen-month period (such as a rollover or transfer from another institution). You must notify WISC if a rollover or transfer from another institution is pending upon the termination of the thirteen-month LOI period. In any event, such assets must be received by WISC no later than ninety days after the initiation date of the rollover or transfer. You may need to provide appropriate documentation to WISC to evidence the initiation date of the rollover or transfer. It is the responsibility of the investor and/or the dealer of record to advise WISC about the LOI when placing purchase orders during the LOI period. Purchases made during the thirty (30) calendar days prior to receipt by WISC of a properly completed LOI will be considered for purposes of determining whether a shareholder has satisfied the LOI. If IDI reimburses the sales charge for purchases prior to receipt by WISC of an LOI, the thirteen-month LOI period will be deemed to have commenced on the date of the earliest purchase within the 30 calendar days prior to receipt by WISC of the LOI.

When an LOI is established, shares valued at five percent (5%) of the intended investment are held in escrow. Escrowed shares will be released from escrow once the terms of the LOI are satisfied. If the amount invested during the thirteen-month LOI period is

124	Prospectus

less than the amount specified by the LOI, the LOI will terminate and the applicable sales charge specified in this Prospectus will be charged as if the LOI had not been executed, and such sales charge will be collected by the redemption of escrowed shares equal in value to such sales charge. Any redemption you request during the thirteen-month LOI period will be taken first from non-escrowed shares. Any request you make that will require redemption of escrowed shares will result in termination of the LOI, and the applicable sales charge specified in this Prospectus will be collected by the redemption of escrowed shares. Any escrowed shares not needed to pay the applicable sales charge will be available for redemption by you.

Purchases of shares of any of the funds within the Ivy Funds and/or InvestEd Portfolios will be considered for purposes of meeting the terms of an LOI, except as set forth herein. Investments in mutual funds other than those described in the preceding sentence and in insurance products offered by Waddell & Reed will not be considered for purposes of meeting the terms of an LOI.

∎

Account Grouping: grouping purchases by certain related persons. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of Class A or Class E shares in any account that you own may be grouped with the current account value of purchased Class A, Class B, Class C and/or Class E shares in any other account that you may own, with your shares of any of the funds within the Ivy Funds held in any MAP or SPA program through Waddell & Reed, or in accounts of household members of your immediate family (spouse and children under 21). Please note that grouping is allowed only for a) accounts of the owner that have the same address or Social Security or other taxpayer identification number, and b) accounts of immediate family members living (or maintaining a permanent address) in the same household as the owner; however, you also may group purchases made by you and your immediate family in: business accounts controlled by you or your immediate family (e.g., you own the entire business); partnerships for which you or a member of your immediate family is the controlling partner; trust accounts established by you or your immediate family or trust accounts for which you or a member of your immediate family is a beneficiary; minor-owned accounts for which you serve as custodian or guardian; and/or accounts of endowments or foundations established and controlled by you or your immediate family. For purposes of account grouping, an individual’s legally-recognized domestic partner who has the same address may be treated as his or her spouse.

With respect to purchases under retirement plans:

1.

All purchases of Class A shares made under an employee benefit plan described in Section 401(a) of the Code, including a 401(k) plan (Qualified Plan), that is maintained by an employer and all plans of any one employer or affiliated employers also will be grouped. All Qualified Plans of an employer who is a franchisor and those of its franchisee(s) also may be grouped.

2.

All purchases of Class A shares made under a simplified employee pension plan (SEP IRA), Savings Incentive Match Plan for Employees (SIMPLE IRA), or similar arrangement adopted by an employer or affiliated employers may be grouped, if grouping is elected by the employer when the plan is established. Alternatively, the employer may elect that purchases made by individual employees under such plan also be grouped with other accounts of the individual employees. If evidence of either election is not received by WISC, purchases will be grouped at the plan level.

3.

All purchases of Class A shares made by you or your spouse for your or your spouse’s IRA or salary reduction plan accounts under Section 457(b) or Section 403(b) of the Code, may be grouped, as well as your or your spouse’s employee benefit plan account under Section 401(a) of the Code, including a 401(k) plan, provided that you and your spouse are the only participants in the plan.

In order for an eligible purchase to be grouped, you must advise WISC (or your financial intermediary, if your shares are held in an omnibus account through such intermediary) at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Shares of Ivy Cash Management Fund or Ivy Government Money Market Fund are not eligible for either Rights of Accumulation or Letter of Intent privileges, unless such shares have been acquired by exchange for Class A or Class E shares on which a sales charge was paid, or as a dividend or other distribution on such acquired shares.

If you are investing $1 million or more ($250,000 or more for Class E shares), either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A or Class E shares without a sales charge. However, you may be charged a CDSC of 1.00% on any shares purchased without a sales charge that you sell within the first 12 months of owning them. The CDSC is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price. This CDSC may be waived under certain circumstances, as noted in this Prospectus. Your financial advisor or a Client Services representative can answer your questions and help you determine if you are eligible.

Sales Charge Waivers for Certain Investors

Class A shares may be purchased at NAV by:

∎

Shareholders investing through advisory accounts, wrap accounts or asset allocation programs that charge asset-based fees and that are sponsored by certain unaffiliated investment advisers or broker-dealers.

∎

Current or retired Trustees of the Trust (or retired directors or trustees of any entity to which the Trust or one of the Ivy Funds is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of IDI, current and certain retired employees of IDI and its affiliates, current and certain former financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), the employees of financial advisors of Waddell & Reed, and former participants in the Waddell & Reed Financial, Inc. 401(k) and Thrift Plan and/or the Waddell & Reed Financial, Inc. Retirement Income Plan who are transferring plan assets into an IRA through Waddell & Reed.

Prospectus	125

∎

Trustees, officers, directors or employees of Minnesota Life or any affiliated entity of Minnesota Life, Securian/CRI Financial Advisors, their respective spouses, children, parents, children’s spouses and spouse’s parents of each, including purchases into certain retirement plans and certain trusts for these individuals.

∎

Clients of those financial intermediaries that have entered into an agreement with IDI and that have been approved by IDI to offer Class A shares to self-directed brokerage accounts (that may or may not charge transaction fees to those clients).

∎

Employees, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents) associated with unaffiliated registered investment advisers with which IICO has entered into subadvisory agreements.

∎

Sales representatives, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents), associated with unaffiliated third party broker-dealers with which IDI has entered into selling agreements.

∎

Participants in employee benefit plans described in Section 401(a) (including a 401(k) plan) or 457(b) of the Code, where the plan has 100 or more eligible participants, and the Fund’s shares are held in individual plan participant accounts on the Fund’s records.

∎

Shareholders/participants (other than those shareholders/participants whose shares are held in an omnibus account) reinvesting into any account the proceeds of redemptions from employee benefit plans described in Sections 401(a), 403(b) or 457(b) of the Code, where the shares were originally invested in Class I or Y shares.

∎

Purchases by participants in a multi-participant employee benefit plan described in Sections 401(a), 403(b) or 457(b) of the Code that is maintained on a retirement platform sponsored by a financial intermediary firm, unless IDI has entered into an agreement with the financial intermediary firm indicating that such retirement platform is not eligible for the Class A sales charge waiver.

∎

Shareholders/participants (other than those whose shares are held in an omnibus account) reinvesting into any other account they own directly with Ivy Funds, the proceeds from mandatory redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from an employee benefit plan established under Sections 401(a) (including a 401(k) plan), 403(b) or 457(b) of the Code, and IRA accounts under Section 408 of the Code, provided such reinvestment is made within 60 calendar days of receipt of the required minimum distribution.

∎

Retirement plan accounts held in, and shareholders investing through direct transfers from, the Waddell & Reed Advisors Retirement Plan, Resource Plan, Innovator Advantage Plan and Flexible Advantage Plan offered and distributed by Nationwide Investment Services Corporation through Nationwide Trust Company, FSB (Nationwide Retirement Plans), or in and from the Waddell & Reed Advisors Express Plan, Select Plan, and Advantage Plan offered and distributed by Securian Retirement Services, a business unit of Minnesota Life Insurance Company (Securian Retirement Plans), provided that for shareholders investing through direct transfers from a Nationwide Retirement Plan or Securian Retirement Plan, such retirement plan was assigned to Waddell & Reed as the broker-dealer of record for such retirement plan at the time of transfer.

∎

Shareholders (other than shareholders whose shares are held in an omnibus account) purchasing into accounts that owned shares of any Fund within the Ivy Funds prior to December 16, 2002, and who were eligible to purchase Class A shares at NAV as of such date.

For purposes of determining eligibility for sales at NAV, an individual’s legally-recognized domestic partner who has the same address may be treated as his or her spouse. The Funds reserve the right to modify or waive the above policies at any time. For purposes of the above waivers, except as otherwise specifically set forth herein, the term “employee benefit plan” does not include retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, owner-only 401(k) plan accounts, owner-only 401(a) accounts, SEP IRAs, SIMPLE IRAs, SARSEPs, individual 403(b) and 457(b) accounts, 529 accounts or similar accounts.

Class E shares (when offered) may be purchased at NAV by:

∎

Current or retired Trustees of the Trust (or retired directors or trustees of any entity to which the Trust or one of the Ivy Funds is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of IDI, current and certain retired employees of IDI and its affiliates, current and certain former financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed.

∎

Clients who transferred their 529 Plan accounts from the Arizona Family College Savings Program sponsored by Securities Management and Research, Inc. (SM&R) to the Ivy InvestEd Plan sponsored by Waddell & Reed due to the closing of the SM&R- sponsored 529 Plan, and who established their SM&R-sponsored Plans directly through SM&R rather than through a financial intermediary and qualified for NAV pricing through SM&R.

∎

Sales representatives, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents) associated with unaffiliated third party broker-dealers with which IDI has entered into selling agreements.

∎

Employees, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents) associated with unaffiliated registered investment advisers with which IICO has entered into subadvisory agreements.

∎

Shareholders in Ivy InvestEd Plan accounts that are participating in an employer sponsored payroll deduction plan having 100 or more eligible employees, and the shares are purchased through payroll deduction.

126	Prospectus

For purposes of determining sales at NAV, an individual’s legally-recognized domestic partner who has the same address may be treated as his or her spouse. The Funds reserve the right to modify or waive the above policies at any time.

Sales Charge Waivers for Certain Transactions

Class A shares or Class E shares (when offered) may be purchased at NAV through:

∎

Exchange of Class A or Class E shares of any fund within the Ivy Funds or shares of any portfolio within the InvestEd Portfolios, if (i) a sales charge was previously paid on those shares, (ii) the shares were received in exchange for shares on which a sales charge was paid or (iii) the shares were acquired from reinvestment of dividends and other distributions paid on such shares.

∎

Reinvestment once each calendar year of all or part of the proceeds of redemptions of your Class A shares into the same Fund and account from which the shares were redeemed, if the reinvestment is made within 60 calendar days of the Fund’s receipt of your redemption request (minimum investment amounts will apply). Purchases made pursuant to the AIS, payroll deduction or regularly scheduled contributions made by employers on behalf of their employees are not eligible for purchases at NAV under this policy.

∎

Reinvestment once each calendar year of all or part of the proceeds of redemption of your Class E shares into Class E shares of the same Fund and account, if the reinvestment is made within 60 calendar days of the Fund’s receipt of your redemption request (minimum investment amounts will apply). The reinvestment into Class E shares will be treated as a new contribution.

∎

Payments of Principal and Interest on Loans made pursuant to an employee benefit plan established under Section 401(a) of the Code, including a 401(k) plan (for Class A shares only), (i) if such loans are permitted by the plan and the plan invests in shares of the same Fund and (ii) a sales charge was previously paid on those shares.

Class E shares (when offered) may be purchased at NAV through:

∎

Direct Rollover initiated from an account in a qualified state tuition program, where (i) such account is under a plan associated with a qualified state tuition program established in accordance with Section 529 of the Code, (ii) the shares were purchased through a broker-dealer or financial advisor, and (iii) the selling agreement or any other agreement between Waddell & Reed and the broker-dealer or financial advisor does not prohibit direct rollovers at NAV into another qualified state tuition program. The sales charge waiver only applies to the shares purchased with the direct rollover proceeds, and additional contributions made to your Ivy InvestEd Plan account will be assessed the applicable sales charge. If rolling over assets from an in-state to an out-of-state 529 Plan, you should be aware that some states require the recapture of prior state tax benefits and/or the rollover may be otherwise taxable by the state from whose 529 Plan you are exiting. You should also consider possible withdrawal charges by the 529 Plan which you are exiting and differences in ongoing fees. You should consult a qualified tax advisor for individualized advice before initiating the rollover.

Information about the purchase of Fund shares, applicable sales charges and sales charge reductions and waivers also is available, free of charge, at www.ivyinvestments.com, including hyperlinks to facilitate access to this information. You also will find more information in the SAI about sales charge reductions and waivers.

Contingent Deferred Sales Charge

A CDSC may be assessed against your redemption amount of Class B, Class C or certain Class A or Class E shares and paid to IDI, as further described below. The purpose of the CDSC is to compensate IDI for the costs incurred by it in connection with the sale of the Fund’s Class B or Class C shares or certain Class A or Class E shares. IDI paid 4.00% of the amount invested to third-party broker-dealers who sold Class B shares and pays 1.00% of the amount invested to third-party broker-dealers who sell Class C shares of certain funds at the time of sale. For certain clients of non-affiliated third-party broker-dealers and under certain circumstances, IDI will pay the full Class C distribution and service fee to such broker-dealers beginning immediately after purchase in lieu of paying the up-front compensation described above of 1.00% of the amount invested. This may depend on the policies, procedures and trading platforms of your financial intermediary. Please consult your financial advisor.

The CDSC will not be imposed on shares representing payment of dividends or other distributions and will be assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in NAV above the initial purchase price. In order to determine the applicable CDSC, if any, all purchases are totaled and considered to have been made on the first day of the month in which the purchase was made.

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a CDSC (including shares that represent reinvested dividends and other distributions), and then of shares that represent the lowest sales charge.

Unless instructed otherwise, when requested to redeem a specific dollar amount, a Fund will redeem additional shares of the applicable class that are equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions. The shares redeemed for payment of the CDSC are not subject to a CDSC.

Class B Shares

The Funds’ Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges from Class B shares of another Fund within the Ivy Funds.

Prospectus	127

Class B shares were not subject to an initial sales charge when you bought them. However, you may pay a CDSC if you sell your Class B shares within six years of their purchase, based on the table below, which will be applied to the lesser of the then-current market value or the cost of the shares being redeemed. As noted earlier, Class B shares pay a maximum annual 12b-1 service fee of 0.25% of average net assets and a maximum annual distribution fee of 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. In general, Class B shares, and any reinvested dividends and other distributions paid on such shares, automatically convert to Class A shares, on a monthly basis, eight years after the end of the month in which the shares were purchased. However, Class B shares that have been held for fewer than eight years also will convert to Class A shares if (i) the Class B shares are not subject to a CDSC; (ii) a commission was not paid on the sale of such shares; and (iii) such shares represent dividend share holdings in a fund that are no longer attached to shares originally purchased and funded by the shareholder. All conversions from Class B shares to Class A shares will be on the basis of the relative NAVs per share, without the imposition of any sales load, fee or other charge. The conversion from Class B shares to Class A shares is not considered a taxable event for Federal income tax purposes. For investors invested in Class B shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed. The automatic conversion of Class B shares to Class A shares shall not apply to shares held through intermediaries that do not track the length of time that a participant has held such shares.

The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the CDSC identified below.

CDSC on Shares Sold Within Year	As % of Amount Subject to Charge
1	5.0%
2	4.0%
3	3.0%
4	3.0%
5	2.0%
6	1.0%
7+	0.0%

In the table, a year is a 12-month period. In order to determine the applicable CDSC, if any, all purchases are totaled and considered to have been made on the first day of the month in which the purchase was made. For example, if a shareholder opened an account on February 15, 2014, then redeems all Class B shares on February 15, 2019, the shareholder would pay a CDSC of 1.00%, the rate applicable to redemptions made within the sixth year of purchase.

Class C Shares

Class C shares are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within 12 months after purchase, you may pay a 1.00% CDSC, which will be applied to the lesser of the then-current market value or the cost of the shares being redeemed. As noted above, Class C shares pay a maximum annual 12b-1 service fee of 0.25% of average net assets and a maximum annual distribution fee of 0.75% of average net assets. Over time, those fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. In general, Class C shares, and any reinvested dividends and other distributions paid on such shares, automatically convert to Class A shares, on a monthly basis, ten years after the end of the month in which the shares were purchased. However, Class C shares that have been held for fewer than 10 years also will convert to Class A shares if (i) the Class C shares are not subject to a CDSC; (ii) a commission was not paid on the sale of such shares; and (iii) such shares represent dividend share holdings in a fund that are no longer attached to shares originally purchased and funded by the shareholder. All conversions from Class C shares to Class A shares will be on the basis of the relative NAVs per share, without the imposition of any sales load, fee or other charge. The conversion from Class C shares to Class A shares is not considered a taxable event for Federal income tax purposes. For investors invested in Class C shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed. The automatic conversion of Class C shares to Class A shares shall not apply to shares held through intermediaries that do not track the length of time that a participant has held such shares.

Shareholders who are investing $1 million through a sales charge reduction feature, including a shareholder eligible to purchase Class A shares at no sales charge due to the breakpoints available on a purchase of $1 million or more of Class A shares, or through Rights of Accumulation, a Letter of Intent or grouping purchases by certain related persons may not purchase Class C shares. In such case, requests to purchase Class C shares automatically will be treated as a request to purchase Class A shares. The Fund will not apply the limitation to Class C share purchases made by shareholders whose shares are held in an omnibus account on any of the Funds’ records, and it will be the broker-dealer’s responsibility to apply the limitation for such purchases.

As noted earlier, Class C shares of Ivy Cash Management Fund are not available for direct investment.

The Funds reserve the right to modify or waive the above policies at any time.

128	Prospectus

The CDSC for Class B or Class C shares and for Class A shares that are subject to a CDSC will not apply in the following circumstances:

∎

redemptions that result from the death of all registered account owners or, for an account in an employer-sponsored plan, the death of a participant. The death must have occurred after the account was established with IDI

∎	redemptions that result from the disability of the account owner. The disability must have occurred after the account was established with IDI

∎

redemptions of shares (1) from an employee benefit plan established under Sections 401(a) (including a 401(k) plan), 403(b) or 457(b) or an IRA under Section 408 of the Code made to satisfy required minimum distributions or in connection with the distribution of excess contributions; (2) resulting from the death or disability of an employee participating in an employee benefit plan identified above; or (3) by a tax-exempt employee benefit plan for which, as a result of subsequent law or legislation, the continuation of its investment would be improper

∎

redemptions of shares purchased by current or retired Trustees of the Trust (or retired directors or trustees of any entity to which the Trust or one of the Ivy Funds is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of IDI, current and certain retired employees of IDI and its affiliates, current and certain former financial advisors of Waddell & Reed and its affiliates, and the spouse, children, parents, children’s spouses and spouse’s parents (including redemptions from certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed

∎

redemptions of shares made pursuant to a shareholder’s participation in the systematic withdrawal service offered by the Fund, subject to the limitations on the service as further disclosed in the SAI (the service and this exclusion from the CDSC do not apply to a one-time withdrawal)

∎	redemptions the proceeds of which are reinvested within 60 calendar days in shares of the same class of the Fund as that redeemed

∎	for clients of non-affiliated third party broker-dealers, redemptions of Class C shares for which the broker-dealer was not paid an up-front commission by IDI

∎	for clients of non-affiliated third party broker-dealers, redemptions of Class A shares for which the broker-dealer was not paid an up-front commission by IDI

∎

redemptions, the proceeds of which are sent directly by the Fund to an insurance company or its agent for investment in any of the funds within the Ivy Funds, as directed by the redeeming shareholder, through retirement plan accounts held in Nationwide Retirement Plans or in Securian Retirement Plans

∎	the exercise of certain exchange privileges as described herein

∎	redemptions effected pursuant to the Fund’s right to liquidate a shareholder’s account if the aggregate NAV of the shares is less than $650

∎	redemptions effected by another registered investment company by virtue of a merger or other reorganization with the Fund

These exceptions may be modified or eliminated by a Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund’s right to liquidate a shareholder’s shares, which may require certain notice.

The CDSC for Class E shares (when offered) that are subject to a CDSC will not apply in the following circumstances:

∎

redemptions that result from the death of all registered account owners or, for an account in an employer-sponsored plan, the death of the participant. The death must have occurred after the account was established with IDI

∎	redemptions that result from the disability of the account owner. The disability must have occurred after the account was established with IDI

∎

redemptions of shares purchased for Ivy InvestEd Plan accounts held by current or retired Trustees of the Trust (or retired directors or trustees of any entity to which the Trust or any of the Ivy Funds is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of IDI, current and certain retired employees of IDI and its affiliates, current and certain former financial advisors of Waddell & Reed and its affiliates, and the spouse, children, parents, children’s spouses and spouse’s parents (including redemptions from certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed

∎

redemptions of shares for the purpose of complying with the excess contribution limitations prescribed by the Program if the excess contributions are rolled over to another Ivy InvestEd Plan account for a different “designated beneficiary” (as defined in the Code) (Designated Beneficiary)

∎	redemptions the proceeds of which are reinvested within 60 days in shares of the same class of the Fund as that redeemed

∎	the exercise of certain exchange privileges as described herein

∎	redemptions effected pursuant to the Fund’s right to liquidate a shareholder’s account if the aggregate NAV of the shares is less than $650

Prospectus	129

These exceptions may be modified or eliminated by a Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund’s right to liquidate a shareholder’s shares, which may require certain notice.

Class I Shares

Class I shares are sold without any front-end sales load or contingent deferred sales charges. Class I shares do not pay an annual 12b-1 distribution and/or service fee. Class I shares are available for purchase only by:

∎	funds of funds

∎

participants of employee benefit plans established under Section 401(a) (including a 401(k) plan), 403(b) or 457(b) of the Code, when the shares are held in an omnibus account on the Fund’s records, and an unaffiliated third party provides administrative and/or other support services to the plan

∎	certain financial intermediaries that charge their customers transaction fees with respect to their customers’ investments in the Funds

∎	endowments, foundations, corporations and high net worth individuals using a trust or custodial platform

∎

investors participating in ‘wrap fee’ or asset allocation programs or other fee-based arrangements sponsored by nonaffiliated broker-dealers and other financial institutions that have entered into agreements with IDI

∎	participants of the Waddell & Reed Financial, Inc. retirement plans

∎	clients investing via any MAP or SPA program available through Waddell & Reed

The Funds reserve the right to modify or waive the above policies at any time.

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the Funds’ share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than those of another class available under the Fund’s share class eligibility criteria. The Funds and IDI are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes as not all share classes may be made available.

Class N Shares

Class N shares are sold without any front-end sales load or contingent deferred sales charges and do not pay an annual 12b-1 distribution and/or service fee. Class N shares generally are available only where plan level or omnibus accounts (and not individual participant accounts) are shown on the books of a Fund and where an unaffiliated third-party intermediary provides administrative, distributive and/or other support services.

Class N shares generally are available for purchase by or through:

∎

fee-based programs sponsored by nonaffiliated broker-dealers and other financial institutions that have entered into agreements with IDI; financial intermediaries that have been approved by, and that have an agreement with, IDI to offer Class N shares to self- directed investment brokerage accounts that may charge a transaction fee; certain registered investment advisers and other intermediaries approved by IDI; or a no-load network or platform sponsored by a financial intermediary where IDI has entered into an agreement with the intermediary

∎

employee benefit plans established under Section 401(a), 403(b) or 457(b) of the Code; non-qualified deferred compensation plans and certain voluntary employee benefit associations and post-retirement benefit plans; and defined benefit plans and other accounts (including Rollover IRAs) or plans whereby Class N shares are held on the books of a Fund through omnibus accounts and the plan sponsor or financial intermediary has entered into an agreement with IDI to offer Class N shares to such accounts or plans

∎	institutional investors, which include, but are not limited to, charitable organizations, governmental institutions and corporations, with a minimum investment amount of $1,000,000

∎	participants of the Waddell & Reed Financial, Inc. retirement plans

∎	funds (including mutual funds registered under the 1940 Act and collective trusts) of funds

The Funds reserve the right to modify or waive the above policies at any time.

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for investors that differ from the Funds’ share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The Funds and IDI are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such different requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes as not all share classes may be made available.

130	Prospectus

Class R Shares

Class R shares are sold without any front-end sales load or contingent deferred sales charges.

Class R shares generally are only available to employee benefit plans established under Section 401(a) (including a 401(k) plan), 403(b) or 457(b) of the Code and non-qualified deferred compensation plans. Class R shares also are generally sold through, and held by, unaffiliated third parties whose platforms provide administrative, distributive and/or other support services to the plan investing in the Class R shares. Class R shares generally are available where plan level or omnibus accounts (and not individual participant accounts) are shown on the books of a Fund. Class R shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings accounts, owner-only 401(k)s, SEP IRAs, SARSEPs, SIMPLE IRAs, individual 403(b) and 457(b) plans and 529 accounts.

The Funds reserve the right to modify or waive the above policies at any time.

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the Funds’ share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The Funds and IDI are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes as not all share classes may be made available.

Class Y Shares

Class Y shares are not subject to a sales charge. Class Y shares do however pay an annual 12b-1 distribution and/or service fee of up to 0.25% of average net assets. Class Y shares are only available for purchase by:

∎

participants of employee benefit plans established under Section 401(a) (including a 401(k) plan), 403(b) or 457(b) of the Code for which an unaffiliated third party intermediary provides administrative, distribution and/or other support services to the plan

∎

shareholders investing in fee-based brokerage or advisory accounts, wrap accounts and asset allocation programs that charge asset-based fees, through certain investment advisers and broker-dealers, including banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers, and for which entity an unaffiliated third party provides administrative, distribution and/or other support services

∎

government entities or authorities and corporations whose investment within the first 12 months after initial investment is $10 million or more and to which entity an unaffiliated third party intermediary provides certain administrative, distribution and/or other support services

∎

clients of financial intermediaries who have self-directed brokerage accounts (that may or may not charge transaction fees to those clients), provided that such financial intermediaries have entered into an agreement with IDI and have been approved by IDI to offer Class Y shares within such self-directed brokerage accounts

The Funds reserve the right to modify or waive the above policies at any time.

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the Funds’ share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than those of another class available under the Fund’s share class eligibility criteria. The Funds and IDI are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements or to select a particular class. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes as not all share classes may be made available under your plan.

Additional Compensation to Intermediaries

Your financial advisor and the financial intermediary with which your financial advisor is affiliated typically will receive compensation when you buy and/or hold Fund shares. The source of that compensation may include the sales load, if any, that you pay as an investor; and/or the 12b-1 fee, if applicable, paid by the class of shares of the Fund that you own. Additionally, IDI has agreements with certain financial intermediaries which provide for one or more of the following: fees paid by IDI and/or its affiliates to such intermediaries based on a percentage of assets, sales and/or an amount per shareholder account; networking and/or sub-accounting fees paid by the Funds; and/or other payments by IDI and/or its affiliates, from their own resources.

The amount and type of compensation that your financial advisor or intermediary receives will vary based upon the share class you buy, the value of those shares and the compensation practices of the intermediary. Compensation to the intermediary generally is based on the value of shares of the Funds owned by the intermediary for its own account or for its clients and also may be based on the gross and/or net sales of the Fund shares attributable to the intermediary. That compensation recognizes the distribution, administrative, promotional and/or other services provided by the intermediary, and may be required by the intermediary in order for funds within the Ivy Funds to be available for sale by the intermediary. The rate of compensation depends upon various factors, including but not limited to the intermediary’s established policies and prevailing practices in different segments of the financial services industry. In addition, an intermediary may maintain omnibus accounts or similar arrangements with a Fund for consolidated holdings of Fund shares by its clients, and may receive payments from IDI or its affiliates, or the Funds, for providing related recordkeeping and other services.

Prospectus	131

IDI also may compensate an intermediary and/or financial advisor for IDI’s participation in various activities sponsored and/or arranged by the intermediary, including but not limited to programs that facilitate educating financial advisors and/or their clients about various topics, including the Funds. IDI also may pay, or reimburse, an intermediary for certain other costs relating to the marketing of the Funds. The rate of compensation depends upon various factors, including but not limited to the nature of the activity and the intermediary’s established policies.

Compensation arrangements such as those described above are undertaken, among other reasons, to help secure and maintain appropriate availability, visibility and competitiveness for the Funds, such that they may be widely available and have the capacity to grow and potentially gain economies of scale for Fund shareholders. Please contact your financial intermediary for details about payments it may receive from the Funds or from IDI and/or its affiliates. Please consult the SAI for additional information regarding compensation arrangements with intermediaries.

Potential Conflicts of Interest

The Distributor of the Funds, IDI, is a corporate affiliate of Waddell & Reed. Waddell & Reed offers shares of the Funds through a distribution agreement with IDI. The following paragraphs disclose certain potential conflicts of interest in connection with the offering of the Funds by Waddell & Reed.

A portion of the mutual fund shares sold by Waddell & Reed financial advisors are from the Ivy Funds. IICO manages the assets of the Ivy Funds. IICO earns investment advisory fees for providing investment management services to the Ivy Funds. These fees are assessed daily on the net assets held by the Ivy Funds and are paid to IICO out of Fund assets. Companies affiliated with Waddell & Reed (Service Affiliates) also serve as shareholder servicing agent and accounting services agent for the Ivy Funds and as custodian for certain retirement plan accounts available through Waddell & Reed and other third parties. The Service Affiliates receive fees for the services they provide to the funds and/or the shareholders in the Ivy Funds. Waddell & Reed, IICO and the Service Affiliates are subsidiaries of Waddell & Reed Financial, Inc.

Waddell & Reed financial advisors are not required to sell only shares of funds in the Ivy Funds, have no sales quotas with respect to the Ivy Funds and receive the same percentage rate of compensation for all shares of mutual funds they sell, including shares of the funds in the Ivy Funds.

Furthermore, increased sales of shares of the Ivy Funds generally result in greater revenues, and greater profits, to Waddell & Reed, IICO and the Service Affiliates, since payments to Waddell & Reed, IICO and the Service Affiliates, increase as more assets are invested in the Ivy Funds and/or more fund accounts are established. Waddell & Reed employee compensation (including management and certain sales force leader compensation) and operating goals at all levels are tied to Waddell & Reed’s overall profitability. Therefore, Waddell & Reed management, sales leaders and employees generally spend more time and resources promoting the sale of shares of the Ivy Funds rather than shares of other mutual funds sold by Waddell & Reed financial advisors that are not managed by IICO (Externally Managed Funds). This results in more training and product support for Waddell & Reed financial advisors to assist them with sales of shares of the Ivy Funds. Ultimately, this typically will influence the financial advisor’s decision to recommend the Ivy Funds even though they may have access to Externally Managed Funds that may have superior performance to and/or lower fund expenses than the Ivy Funds.

Waddell & Reed also offers financial planning services as a registered investment adviser. Waddell & Reed financial advisors may encourage new clients to purchase a financial plan for a fee. If the client elects to implement the recommendations produced as part of the financial plan, it is likely that the financial advisor will recommend the purchase of shares of Ivy Funds, though the client is not obligated to purchase such shares through Waddell & Reed and may purchase shares of Externally Managed Funds. For more detailed information on the financial planning services offered by Waddell & Reed financial advisors, including fees and investment alternatives, clients should obtain from their financial advisor or Waddell & Reed, and read, a copy of Waddell & Reed’s Form ADV Disclosure Brochure.

Portability

The Funds’ shares may be purchased and serviced only through broker-dealers and other financial intermediaries (Financial Intermediaries) that have entered into selling agreements with IDI. Waddell & Reed, an affiliate of IDI, is one such Financial Intermediary that is authorized to sell the Funds and service Fund accounts. If you elect to work with a Waddell & Reed financial advisor it is likely that the financial advisor will recommend the purchase of shares of one or more of the Ivy Funds. If you decide to terminate your relationship with your Waddell & Reed financial advisor (or any other financial advisor you may work with) or if they decide to transfer their license to another Financial Intermediary, you should consider that you will be able to transfer your Fund shares to another Financial Intermediary only if that Financial Intermediary has a selling agreement with IDI. Not all Financial Intermediaries have such selling agreements and the selling agreements typically may be terminated without notice to you. If you select a Financial Intermediary that has no selling agreement with IDI or whose selling agreement is terminated after you transfer your shares, you will either have to hold your shares directly with the Ivy Funds or sell your shares and transfer the proceeds to another Financial Intermediary, which may cause you to experience adverse tax consequences.

Class E shares of the Funds (when offered) are available for investment only through the Ivy InvestEd Plan and may be purchased and serviced only through broker-dealers and other financial intermediaries (Financial Intermediaries) that have entered into selling agreements with Waddell & Reed, the program manager for the Ivy InvestEd Plan. If you decide to terminate your relationship with the Financial Intermediary through which you opened your Ivy InvestEd Plan account or if your financial advisor decides to transfer his or her license to another Financial Intermediary, you should consider that you will be able to transfer your Ivy

132	Prospectus

InvestEd Plan account to another Financial Intermediary only if that Financial Intermediary has a selling agreement with Waddell & Reed. Not all Financial Intermediaries have such selling agreements and the selling agreements typically may be terminated without notice to you. If you select a Financial Intermediary that has no selling agreement with Waddell & Reed or whose selling agreement is terminated after you transfer your account, you will either have to hold your Ivy InvestEd Plan account directly with Waddell & Reed or sell your shares and transfer the proceeds to another Financial Intermediary, which may cause you to experience adverse costs and expenses.

WAYS TO SET UP YOUR ACCOUNT (FOR CLASS A AND CLASS C SHARES)

The different ways to set up (register) your account are listed below.

Individual or Joint Tenants

For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

Business or Organization

For investment needs of corporations, associations, partnerships, institutions or other groups

Retirement and other Tax-Advantaged Savings Plans

To shelter your savings from income taxes

Retirement and other tax-advantaged savings plans allow individuals to shelter investment income and capital gains from current income taxes. In addition, contributions to these accounts (other than Roth IRAs and Coverdell education savings accounts) may be tax-deductible. A majority of these types of savings plans carry up to an $18 annual fee (which fee may be increased at the discretion of IDI), subject to certain waivers. Please contact your tax advisor for further information.

∎

Individual Retirement Accounts (IRAs) allow eligible individuals before the year they turn age 70 1/2, with earned income, to invest up to the maximum permitted contribution for that year (Annual Dollar Limit). For 2019, the Annual Dollar Limit is $6,000, which amount will be indexed for inflation in $500 increments thereafter. For individuals who have attained age 50 by the last day of the taxable year for which a contribution is made, the Annual Dollar Limit is increased to include a “catch-up” contribution. The maximum annual catch-up contribution is $1,000. The maximum annual contribution for an individual and his or her spouse is the sum of their separate Annual Dollar Limits or, if less, the couple’s combined earned income for the taxable year. An individual’s maximum IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a Roth IRA for that year.

∎	IRA Rollovers allow assets deposited from eligible retirement plans to remain tax-sheltered, and any earnings grow tax-deferred until distributed in cash.

∎

Roth IRAs allow eligible individuals to make nondeductible contributions up to the Annual Dollar Limit per year. The maximum annual contribution for an individual and his or her spouse is the sum of their separate Annual Dollar Limits or, if less, the couple’s combined earned income for the taxable year. A Roth IRA contribution of a working individual and his or her spouse also is subject to an annual adjusted gross income (AGI) limitation. An individual’s maximum Roth IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a traditional IRA for that year. Withdrawals of earnings may be tax-free if the account is at least five years old and certain other requirements are met.

In addition, certain distributions from traditional IRAs, SEP IRAs, SIMPLE IRAs (if more than two years old) and eligible employer-sponsored retirement plans may be rolled over to a Roth IRA, and any of the IRA plan-types may be converted to a Roth IRA; the earnings, deductible and pre-tax contribution portions of the rollover distributions and conversions are, however, subject to Federal income tax.

∎

Simplified Employee Pension Plans (SEP IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages and contribution limits as a profit-sharing plan but with fewer administrative requirements.

∎

Savings Incentive Match Plans for Employees IRA (SIMPLE IRAs) can be established by employers with 100 or fewer employees to contribute to, and allow their employees to contribute a portion of their wages on a pre-tax basis to, retirement accounts. This plan-type generally involves fewer administrative requirements than 401(k) or other Qualified Plans.

∎

Owner-Only Plans allow self-employed individuals and their spouses (who work for and receive wages from the business), or partners of general partnerships and their spouses (who work for and receive wages from the business), to make tax-deductible contributions for themselves of up to 100% of their adjusted annual earned income, with a maximum of $56,000 for a “limitation year” (usually the “plan year”) under the applicable plan that ends in 2019. This plan-type does not include 401(k) or Roth 401(k) options.

∎

Exclusive(k)® Plans allow self-employed individuals and their spouses (who work for and receive wages from the business), or partners of general partnerships and their spouses (who work for and receive wages from the business), to make tax-deductible contributions for themselves, including deferrals, of up to 100% of their adjusted annual earned income with a maximum of $56,000 for a “limitation year” (usually the “plan year”) under the applicable plan that ends in 2019. A Roth 401(k) contribution option also may be available within a qualified 401(k) Plan. Individuals who have attained age 50 by the last day of the taxable year for which a contribution also is made may make a “catch-up” contribution up to $6,000 for 2019.

Prospectus	133

∎

Multi-Participant 401(k) Plans allow employees of eligible employers to set aside tax-deferred income for retirement purposes, and in some cases, employers will match their contribution dollar-for-dollar up to certain limits. A Roth 401(k) contribution option also may be available within a qualified 401(k) Plan.

∎	Other 401(a) Pension and Profit-Sharing Plans allow corporations, labor unions, governments, or other organizations of all sizes to make tax-deductible contributions to employees.

∎

403(b)(7) Custodial Accounts are available to certain employees of educational institutions, churches and Code Section 501(c)(3) (that is, tax-exempt charitable and certain other) organizations. For certain grandfathered accounts, a Roth 403(b) contribution option also may be available.

∎	457(b) Plans allow employees of state and local governments and certain tax-exempt organizations to contribute a portion of their compensation on a tax-deferred basis.

∎

Coverdell Education Savings Accounts are established for the benefit of a minor, with nondeductible contributions up to $2,000 per taxable year, and permit tax-free withdrawals to pay for certain qualified education expenses of the beneficiary. Special rules apply where the beneficiary is a special needs person.

Gifts or Transfers to a Minor

To invest for a child’s education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $15,000 in 2019 per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA).

Trust

For money being invested by a trust

The trust must be established before an account can be opened.

Ivy InvestEd Plan Account Registration

Pursuant to Arizona requirements, Ivy InvestEd Plan accounts generally may only be registered in the name of an individual who is the Account Owner. The Account Owner is the one who has the authority to designate the Designated Beneficiary, make withdrawals, select the funds in which to invest and otherwise control the account. The Account Owner may be anyone — a parent, grandparent, dated trust, friend or self. Joint owners, or joint accounts, are not permitted. Although only one person may be listed as the Account Owner, you should designate a successor Account Owner on the Ivy InvestEd Plan Account Application in the event of the Account Owner’s death.

An account also may be opened by a state or local government or a 501(c)(3) organization as the Account Owner, if the account will be used to fund scholarships for persons whose identity will be determined after the account is opened.

Although these registrations are the only way an account can be set up, anyone may contribute to an Ivy InvestEd Plan account once it is established. See the section entitled Adding to your Account.

The Account Owner will identify, on the Ivy InvestEd 529 Plan Account Application, a Designated Beneficiary. A Designated Beneficiary can be any person interested in pursuing post high school training and educational opportunities at a U.S. accredited institution, including the Account Owner.

The Designated Beneficiary can be changed to a family member, as defined by current tax laws, of the original beneficiary.

There is a one-time $10 application fee per Ivy InvestEd Plan account, paid by Waddell & Reed at the time of the initial investment and forwarded to the Arizona Commission for Postsecondary Education (Commission), under whose authority the Ivy InvestEd Plan is made available, to help defray its administrative costs. Shares of a Fund held in your Ivy InvestEd Plan account are held in the name of the Commission, as Trustee of the Program.

Ivy InvestEd Plan accounts with a balance of less than $25,000 on the second Tuesday of each December will be charged an annual account fee of $20. This fee will be waived for Arizona residents, accounts enrolled with AIS, as well as for certain trustees, directors, employees and financial advisors (and certain of their family members) of Waddell & Reed and its affiliates.

Pricing of Fund Shares

The price to buy a share of a Fund, called the offering price, is calculated every business day. Each Fund is open for business every day the New York Stock Exchange (NYSE) is open. The Funds normally calculate their NAVs as of the close of business of the NYSE, normally 4:00 p.m. Eastern Time, except that an option or futures contract held by a Fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded. As noted in this Prospectus, certain Funds may invest in securities listed on foreign exchanges, or otherwise traded in a foreign market, which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of a Fund’s shares may be significantly affected on days when the Fund does not price its shares and when you are not able to purchase or redeem the Fund’s shares. The offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus the applicable sales charge (for Class A and/or Class E shares).

134	Prospectus

In the calculation of a Fund’s NAV:

∎

Securities traded on an exchange held by the Fund ordinarily are valued by an independent pricing service at the last sale price on each day prior to the time of valuation as reported by the principal securities exchange on which the securities are traded or, if no sale is recorded, the average of the last bid and asked prices.

∎

If a price from the primary independent pricing service is not available, a price will be obtained from another independent pricing service. In the event a price is not available from an independent pricing service, a price will be sought from an exchange.

∎

Bonds (including foreign bonds), convertible bonds, municipal bonds, U.S. government securities, mortgage-backed securities and swap agreements ordinarily are valued according to prices quoted by an independent pricing service.

∎	Precious metals are valued at the last traded spot price for the appropriate metal immediately prior to the time of valuation.

∎	Other investment assets for which market prices are unavailable or are not reflective of current market value are valued at their fair value by or at the direction of the Board, as discussed below.

When a Fund believes a reported market price for a security does not reflect the amount the Fund would receive on a current sale of that security, the Fund may substitute for the market price a fair-value determination made according to procedures approved by the Board. A Fund also may use these procedures to value certain types of illiquid securities. In addition, fair value pricing generally will be used by a Fund if the exchange on which a portfolio security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the Fund’s NAV is calculated.

A Fund also may use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. Some Funds, which may invest a significant portion of their assets in foreign securities (and in derivatives related to foreign securities), also may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of fund share prices that may not reflect developments in foreign securities markets or derivatives that occurred after the close of such market but prior to the pricing of Fund shares. In that case, such securities investments may be valued at their fair values as determined according to the procedures approved by the Board. Significant events include, but are not limited to, (1) events impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant U.S. or foreign market fluctuations.

The Funds have retained certain third-party pricing services (together, the Service) to assist in fair valuing foreign securities and other foreign investments (collectively, Foreign Securities), if any, held by the Funds. The Service conducts a screening process to indicate the degree of confidence, based on historical data, that the closing price in the principal market where a Foreign Security trades is not the current market value as of the close of the NYSE. For Foreign Securities where WISC, in accordance with guidelines adopted by the Board, believes, at the approved degree of confidence, that the price is not reflective of current market price, WISC may use the indication of fair value from the Service to determine the fair value of the Foreign Securities. The Service, the methodology or the degree of certainty may change from time to time. The Board regularly reviews, and WISC regularly monitors and reports to the Board, the Service’s pricing of the Funds’ Foreign Securities, as applicable.

Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event — thus potentially alleviating arbitrage opportunities with respect to Fund shares. Another effect of fair valuation is that a Fund’s NAV will be subject, in part, to the judgment of the Board or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, a shareholder purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. The use of fair value pricing also may affect all shareholders in that if redemption proceeds or other payments based on the valuation of Fund assets were paid out differently due to fair value pricing, all shareholders will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities. For a description of market timing activities, please see Market Timing Policy.

BUYING SHARES

You may buy shares of each of the Funds through third parties that have entered into selling arrangements with IDI. Contact any authorized investment dealer for more information. To open your account you must complete and sign an application. Your financial advisor can help you with any questions you might have. The transfer agent for the Funds will not accept account applications unless submitted by an entity with which IDI maintains a current selling agreement.

IDI generally will not accept new account applications to establish an account with a non-U.S. address (APO/FPO addresses are acceptable).

If your individual account is not maintained on the Funds’ shareholder servicing system, please contact your broker-dealer, plan administrator or third-party record keeper to purchase shares of the Funds.

When you place an order to buy shares for your Ivy InvestEd Plan account, your order will be processed at the next NAV calculated after your order, in proper form, is received and accepted. Proper form includes receipt by Waddell & Reed, in the home office, of a completed Ivy InvestEd 529 Plan Account Application and additional required documentation, if applicable. Please note that all of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Neither cash nor post-dated checks will be accepted.

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Shares of a Fund may be purchased for your Ivy InvestEd Plan account through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Fund shares. Your order will receive the offering price next calculated after the order has been received in proper form by Waddell & Reed. Therefore, if your order is received in proper form by Waddell & Reed before 4:00 p.m. Eastern Time on a day in which the NYSE is open, you should generally receive that day’s offering price. If your order is received in proper form by Waddell & Reed after 4:00 p.m. Eastern Time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day.

Broker-dealers that perform account transactions for their clients by participating through the National Securities Clearing Corporation (NSCC) are responsible for obtaining their clients’ permission to perform those transactions, and are responsible to their clients for whose account shares of a Fund are purchased if the broker-dealer performs any transaction erroneously or improperly.

When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the IRS.

Waddell & Reed generally will not accept new account applications to establish an account with a non-U.S. address (APO/FPO addresses are acceptable).

To add to your account by mail: Make your check payable to Ivy Funds (to Waddell & Reed, Inc. for Ivy InvestEd Plan accounts). Mail the check to WISC (to Waddell & Reed, Inc. for Ivy InvestEd Plan accounts) at the address below, along with the detachable form that accompanies the confirmation of a prior financial transaction or with a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase. Mail to:

WI Services Company

P.O. Box 29217

Shawnee Mission, Kansas

66201-9217

For Ivy InvestEd Plan accounts only:

Waddell & Reed, Inc.

P.O. Box 29217

Shawnee Mission, Kansas

66201-9217

To add to your account by wire purchase: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, DDA Number 98-0000-797-8.

By telephone or internet: To purchase Class A or Class C shares of a Fund by Automated Clearing House (ACH) via telephone or internet access, you must have an existing account number and you must have previously established the telephone or internet method to purchase through a completed Express Transaction Authorization Form (separately or within your new account application). Please call 800.777.6472 to report your purchase. For internet transactions, you may not execute trades greater than $25,000 per Fund per day. If you need to establish an account for Class I or Class Y shares, you may call 800.532.2783 to obtain an account application. You may then mail a completed application to WISC at the above address.

By Automatic Investment Service: You can authorize having funds electronically drawn each month from your bank account through Electronic Funds Transfer (EFT) and invested as a purchase of shares into your Fund account. Complete the appropriate sections of the Account Application to establish the AIS.

Purchases into your Pershing, LLC brokerage account: If you are a client of Waddell & Reed and maintain a brokerage account through Pershing, LLC, you may purchase shares of a Fund by contacting your Waddell & Reed financial advisor. In addition, you may designate Ivy Cash Management Fund as the sweep investment for available cash balances in your brokerage account. Payments for purchases of a Fund in your Waddell & Reed brokerage account must be made payable to Pershing, LLC.

When you place an order to buy shares, your order, if accepted, will be processed at the next offering price calculated after your order is received in proper form by the Fund or its authorized agent. Note the following:

∎	All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Neither cash nor post-dated checks will be accepted.

∎

If you buy shares by check or ACH, and then sell those shares by any method other than by exchange to another fund within the Ivy Funds and/or InvestEd Portfolios, the payment may be delayed for up to ten days from the date of purchase to ensure that your previous investment has cleared.

∎

You may purchase shares of certain Funds indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Fund shares. If you purchase shares of a Fund from certain broker-dealers, banks or other authorized third parties that perform account transactions for their clients through the NSCC, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order in proper form. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern Time on a day in which the NYSE is open, you should generally receive that day’s offering price, even if such financial intermediary fails in its duty to transmit the order in a timely manner. If your order is received in proper form by that firm after 4:00 p.m. Eastern Time, you should generally receive the offering price next calculated on the following business day. If

136	Prospectus

the firm does not perform account transactions systematically through the NSCC and has not entered into an agreement permitting it to aggregate orders it receives prior to 4:00 p.m. Eastern Time and transmit such orders to the Fund on or before the following business day (such as Waddell & Reed, Inc.), you will receive the offering price next calculated after the order has been received in proper form by WISC. You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a Fund at that day’s price.

∎

Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary also may have its own requirements regarding the purchase of Fund shares, including rules pertaining to minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period. Authorized financial intermediaries of the Funds also may designate further intermediaries to accept purchase and redemption orders on behalf of the Funds. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.

∎

Broker-dealers that perform account transactions for their clients through the NSCC are responsible for obtaining their clients’ permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly. Such broker-dealers have independent agreements with IDI, and are compensated for performing account transactions for their clients.

∎

When purchasing shares through a financial intermediary, you may not benefit from certain policies and procedures of the Funds as your eligibility may be dependent upon the policies and procedures of your financial intermediary. In all instances, it is your responsibility to notify your financial intermediary of any relationship or other facts that may qualify your investment for sales charge waivers or other features.

When you sign your account application, you will be asked to certify that your Social Security number or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the IRS. See Your Account — Distributions and Taxes — Taxes.

The transfer agent for the Funds reserves the right to reject any purchase orders, including purchases by exchange, prior to acceptance of such purchase order, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.

Purchase Restrictions for Ivy Cash Management Fund

The Ivy Cash Management Fund operates as a retail money market fund and only accounts beneficially owned by natural persons may be invested in the Fund. Examples of accounts beneficially owned by natural persons include accounts owned by individuals who have been issued a social security number, individuals holding accounts through omnibus accounts and natural persons investing through tax-advantaged accounts and trusts.

Minimum Investments

The Funds’ initial and subsequent investment minimums generally are as follows, although the Funds and/or IDI may reduce or waive the minimums in some cases.

For Class A, Class C and Class E (when offered):
To Open an Account (Class A and Class C)	$750 (per Fund)
To Open and Account (Class E)	$250 (per Fund)
For certain exchanges	see below[1]
For accounts opened with AIS	$150 (per Fund)*
For accounts established through payroll deductions and salary deferrals	Any amount
For retirement accounts established with employer discretionary contributions	Any amount
To Add to an Account	Any amount
For certain exchanges	$50 (per Fund)
For AIS	$50 (per Fund)
For payroll deductions and salary deferral	Any amount
For Class I, Class N, Class R and Class Y:
Please check with your broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

[1]

Minimum investment for an exchange is either (i) a single $750 exchange or (ii) the combination of a $150 exchange in combination with either (a) a $50 per month AIS or (b) a $50 per month systematic exchange from another fund.

*	An account may be opened with no initial investment and AIS set up on the account if the account is pending a Transfer of Assets from another investment company/retirement account custodian.

The Funds’ Class B shares and Class E shares are not available for purchase by new or existing investors. The Fund’s Class B shares are available for dividend reinvestment and exchanges from Class B shares of another Fund within the Ivy Funds.

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Low Balance Fee

For Class A shares, if your account balance falls below $650 (per Fund) at the start of business on the Friday prior to the last full week of September of each year, your account will be assessed an account fee of $20 for each Fund whose Fund account balance is below $650 at the time of the assessment. For Class A shares, any Fund account with a balance below $650 will not be assessed the $20 fee if the Fund account meets one of the following exceptions: (i) the Fund account has an active systematic purchase or systematic exchange and the initial funding of the Fund account occurred less than 12 months prior to the date of the assessment; (ii) the Fund account is administered under a Profit Sharing, Money Purchase or Defined Benefit Plan, or a payroll deduction plan (IRA, Roth IRA, SEP IRA, SIMPLE IRA, 401(k), 403(b) or 457 plan) and the initial funding of the Fund account occurred less than 12 months prior to the date of the assessment; (iii) the Fund account is invested in an investment advisory program offered through Waddell & Reed; (iv) a share class roll from Class B shares or Class C shares into Class A shares occurred and the initial funding of the Class A Fund account occurred less than 12 months prior to the date of the assessment; (v) the Fund account is enrolled in a group purchase plan or a direct deposit plan and the initial funding of the Fund account occurred less than 12 months prior to the date of the assessment; (vi) the Fund account is held by a State government agency for purposes of unclaimed property; or (vii) the Fund account is held on a third party platform, except for non-investment advisory accounts held through Waddell & Reed. For purposes of the fee assessment, your Fund account balance will be based upon the current value of your existing holdings.

Adding to Your Account

Subject to the minimums described above, you, or anyone, can make additional investments of any amount at any time; however, with respect to Class E shares, all or a portion of the amount invested will not be accepted to the extent that such contributions would cause the total maximum account value or balance for a Designated Beneficiary for all Ivy InvestEd Plans to exceed limits imposed by the Ivy InvestEd Plan. For the 2018-2019 academic year, the maximum account balance at the time of a contribution is, in the aggregate per beneficiary, $476,000, as determined by the Arizona Commission for Postsecondary Education. Maximum account balance amounts will be adjusted each year based upon a formula developed by The College Board that estimates the average cost of attending a private 4-year college. Under current law, any excess contribution with respect to a Designated Beneficiary must be promptly withdrawn as a non-qualified withdrawal or rolled over into an account for a different Designated Beneficiary.

If you purchase shares of the Funds from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

SELLING SHARES

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one share of a particular class of a Fund) is the next calculated NAV per share of that Fund class, subject to any applicable CDSC.

If your shares are not held in a Direct Account, please contact your broker-dealer, plan administrator, third-party record keeper or other applicable financial intermediary to sell shares of the Funds.

By telephone or internet: If you have completed an Express Transaction Authorization Form (separately or within your new account application) you may redeem your shares by telephone or internet as set forth below. You may request to receive payment of your redemption proceeds via direct ACH or via wire. A fee of $10 per transaction will be charged for wire redemptions on all classes except Class I and Y. To redeem your Class A, Class B or Class C shares, call 800.777.6472 or place your redemption order at www.ivyinvestments.com, and give your instructions to redeem your shares via ACH or via wire, as applicable. To redeem your Class I and Y shares, submit a written request at the address below (or call 800.777.6472 to obtain a fax number), and give your instructions to redeem your shares via ACH or via wire, as applicable. You also may request a redemption by check to the address on the account (provided the address has not been changed within the last 30 days). For your protection, banking information generally must be established on your account for a minimum of 10 days before either a wire redemption or ACH redemption will be processed. Requests by internet can only be accepted for amounts up to $50,000 per Fund per day.

To sell Class A shares of Ivy Cash Management Fund by check: If you have elected this method in your application or by subsequent authorization, the Fund will provide you with checks drawn on UMB Bank, n.a. You may make these checks payable to the order of any payee in any amount of $250 or more.

To sell shares in your Pershing, LLC brokerage account: If you are a client of Waddell & Reed and own Fund shares in your brokerage account through Pershing, LLC, you may sell shares of a Fund by contacting your Waddell & Reed financial advisor.

Selling your Ivy InvestEd Plan Class E Shares: Only the Account Owner may request withdrawals from an Ivy InvestEd Plan account, which will be accomplished by selling (redeeming), at any time, some or all of the account’s shares, subject to a penalty if applicable.

When you place an order for a withdrawal from your Ivy InvestEd Plan account, that order will be treated as an order to sell shares, and the shares will be sold at the next NAV calculated, subject to any applicable CDSC, after your order, in proper form, is received and accepted. Proper form includes receipt by your financial advisor or IDI of a completed Ivy InvestEd Plan Withdrawal Form. Withdrawals will be classified as either “qualified” or “non-qualified” for Federal, state and local income tax purposes. See Your Account — Distributions and Taxes — Taxes on Ivy InvestEd Plan Accounts — Class E Shares below.

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By mail: Complete an Account Service Request or Retirement Plan Distribution/Withdrawal form, available from your financial advisor, or write a letter of instruction with:

∎	the name on the account registration

∎	the Fund’s name

∎	the account number

∎	the dollar amount or number, and the class, of shares to be redeemed

∎	any other applicable special requirements listed in the table below

Deliver the form or your letter to your financial advisor, or mail it to:

WI Services Company

P.O. Box 29217

Shawnee Mission, Kansas

66201-9217

For Ivy InvestEd Plan accounts only:

Waddell & Reed, Inc.

P.O. Box 29217

Shawnee Mission, Kansas

66201-9217

Unless otherwise instructed, a check will be sent to the address on the account. For your protection, the address of record must not have been changed within 30 days prior to your redemption request.

When you place an order to sell shares or when you make a withdrawal from your Ivy InvestEd Plan account by placing an order to sell shares, your shares will be sold at the NAV next calculated, subject to any applicable CDSC, after receipt of a request for redemption in good order by WISC or other authorized Fund agent as described above. Note the following:

∎

If more than one person owns the shares and it is requested that the redemption check be made payable to the order of all owners and mailed to the address of record for the account, the authorization of only one joint owner is required. Otherwise, each owner must sign the redemption request.

∎

If you recently purchased the shares by check or ACH, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of ten days from the date of purchase or the date the Fund can verify that your purchase check has cleared and been honored.

∎	Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the SEC.

∎

Under normal circumstances, the Funds anticipate that payment of redemption proceeds will be made within 3 business days after receipt of a request for redemption in good order, regardless of the method by which such order is placed. However, each Fund reserves the right to take up to 7 days to pay out redemption proceeds after receipt of a request for redemption in good order, as permitted by the 1940 Act.

∎

Although payment of redemption proceeds normally is made in cash, redemptions may be made in portfolio securities under certain conditions and circumstances as determined by the Board, such as during times of stressed market conditions or when conditions exist that make cash payments undesirable. Cash used for redemptions typically will be raised from the sale of portfolio assets or may come from a Fund’s existing holdings of cash or cash equivalents.

∎	The Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

∎

If you purchased shares of a Fund from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. For firms that perform account transactions systematically through the NSCC, the Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order in proper form. Your order will receive the NAV of the redeemed class, subject to any applicable CDSC, next calculated after the order has been received in proper form by the authorized firm (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern Time on a day on which the NYSE is open, you should generally receive that day’s offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern Time, you should generally receive the offering price next calculated on the following business day. If the firm does not perform account transactions systematically through the NSCC and has not entered into an agreement permitting it to aggregate orders it receives prior to 4:00 p.m. Eastern Time and transmit such orders to the Fund on or before the following business day (such as Waddell & Reed, Inc.), you will receive the NAV next calculated after the order has been received in proper form by WISC. You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day’s price.

∎

Broker-dealers that perform account transactions for their clients through the NSCC are responsible for obtaining their clients’ permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly.

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Special Requirements for Selling Shares
Account Type	Special Requirements
Individual	The written instructions must be signed exactly as the name appears on the account.
Joint Tenant	If more than one person owns the shares and it is requested that the redemption check be made payable to the order of all owners and mailed to the address of record for the account, the written instructions may be signed by only one joint owner. Otherwise, the written instructions must be signed by each owner, exactly as their names appear on the account.
Sole Proprietorship	The written instructions must be signed by the individual owner of the business.
UGMA, UTMA	The custodian must sign the written instructions indicating capacity as custodian.
Retirement Account	The written instructions must be signed by a properly authorized person (e.g., employer, plan administrator, or trustee).
Trust	The trustee must sign the written instructions indicating capacity as trustee. If the trustee’s name is not in the account registration, provide a currently certified copy of the trust document.
Business or Organization	At least one person authorized by corporate resolution to act on the account must sign the written instructions.
Conservator, Guardian or Other Fiduciary	The written instructions must be signed by the person properly authorized by court order to act in the particular fiduciary capacity.

A Fund may require a signature guarantee in certain situations such as:

∎	a redemption request made by a corporation, partnership or fiduciary

∎	a redemption request made by someone other than the owner of record

∎	the check is made payable to someone other than the owner of record

∎	a check redemption request if the address on the account has been changed within the last 30 calendar days

This requirement is to protect you and the Funds from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

Each Fund reserves the right to redeem at NAV all of your Fund shares in your account if the account balance of those shares is less than $650. The Fund will give you notice and 60 calendar days to purchase a sufficient number of additional shares to bring the account balance of your shares in that Fund to $650. These redemptions will not be subject to a CDSC. The Fund will not apply its redemption right to retirement accounts.

You may reinvest, without a sales charge, all or part of the amount of Class A or Class E shares (when offered) of a Fund you redeemed by sending to the applicable Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within 60 calendar days after the date of your redemption, and the reinvestment must be made into the same Fund, account, and class of shares from which it was redeemed (minimum investment amounts will apply). The reinvestment into Class E shares will be treated as a new contribution. You may do this only once each calendar year with Class A and/or Class E shares of a Fund. This privilege may be eliminated or modified at any time without prior notice to shareholders. Purchases made pursuant to the AIS, payroll deduction or regularly scheduled contributions made by an employer on behalf of its employees are not eligible for purchases at NAV under this policy.

The CDSC, if equal to or greater than $10, will not apply to the proceeds of Class A (as applicable), Class B, Class C or Class E (as applicable) shares of a Fund which are redeemed and then reinvested in shares of the same class of the Fund within 60 calendar days after such redemption. IDI will, with your reinvestment, instruct WISC, the Funds’ transfer agent, to reimburse the CDSC attributable to the amount reinvested (provided that the CDSC is equal to or greater than $10). For purposes of determining a future CDSC, the reinvestment will be treated as a new investment. You may do this only once each calendar year as to Class A shares of a Fund, once each calendar year as to Class B shares of a Fund, once each calendar year as to Class C shares of a Fund and once each calendar year as to Class E shares of a Fund. Subject to the following paragraph, the reinvestment must be made into the same Fund, account, and class of shares from which it had been redeemed. This privilege may be eliminated or modified at any time without prior notice to shareholders. Purchases made pursuant to the AIS, payroll deduction or regularly scheduled contributions made by an employer on behalf of its employees are not eligible for purchases at NAV under this policy.

Proceeds from a Class B share redemption for which a CDSC was paid will be reinvested in Class A shares without any initial sales charge. If you redeem Class B shares without paying a CDSC, you may reinvest the proceeds in Class B shares. For purposes of determining future CDSC, the aging of such reinvested Class B shares shall be determined based on the date of such reinvestment and shall be set to year seven in the CDSC table found above in Your Account — Choosing a Share Class — Class B Shares.

Limitations on Redemptions of Ivy Cash Management Fund

The SEC has implemented a number of requirements, including liquidity fees and temporary redemption gates, for money market funds based on the amount of Fund assets that are “weekly liquid assets,” which generally includes cash, direct obligations of the U.S. government, certain other U.S. government or agency securities and securities that will mature or are subject to a demand feature that is exercisable and payable within five business days.

140	Prospectus

The Fund has adopted policies and procedures that permit the Fund to impose liquidity fees on redemptions and/or temporarily suspend redemptions (“gating”). Pursuant to these policies and procedures, if the Fund’s weekly liquid assets fall below 30% of its total assets, the Fund may impose a liquidity fee of up to 2% of the value of the shares redeemed or temporarily suspend redemptions, if the Board, including a majority of the Independent Trustees, determines that the fee or suspension of redemptions is in the best interests of the Fund. The Fund may not suspend redemptions for more than 10 business days in any 90-day period. In addition, if the Fund’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the Fund must impose a liquidity fee of 1% of the value of the shares redeemed unless the Board, including a majority of the Independent Trustees, determines that imposing such a fee is not in the best interests of the Fund or that a lower or higher fee level (not to exceed 2% of the value of the shares redeemed) is in the best interests of the Fund. Such a fee would remain in effect until weekly liquid assets increase to 30% or more of the Fund’s total assets or the Board, including a majority of the Independent Trustees, determines that the fee is no longer in the best interests of the Fund. All liquidity fees payable by shareholders of the Fund would be payable to the Fund and could offset any losses realized by the Fund when seeking to honor redemption requests during times of market stress. The Fund expects to treat such liquidity fees as not constituting income to the Fund. If liquidity fees are imposed or redemptions are temporarily suspended, the Fund will notify shareholders on the Fund’s website or by press release. In addition to identifying the Fund, such notifications will include the Fund’s percentage of total assets invested in weekly liquid assets, the time of implementation of the liquidity fee and/or redemption gate and details regarding the amount of the liquidity fee.

A liquidity fee imposed by the Fund will reduce the amount you will receive upon the redemption of your shares and will decrease the amount of any capital gain or increase the amount of any capital loss you will recognize from such redemption. Although there is some degree of uncertainty with respect to the tax treatment of liquidity fees received by money market funds, it is anticipated at this time that a liquidity fee will have no tax effect for the Fund. As the tax treatment will likely be the subject of future guidance issued by the Internal Revenue Service (IRS), the Fund will re-visit the applicable tax treatment of liquidity fees when they are received.

The Fund may suspend redemptions during any period in which there are emergency conditions, including circumstances when the Board has determined it is appropriate to liquidate the Fund, as provided in the 1940 Act and the rules and regulations thereunder. In addition, the SEC may by order permit suspension of redemptions for the protection of shareholders of the Fund.

If the Fund’s weekly liquid assets fall below 10% of its assets on a business day, the Fund may cease honoring redemptions and liquidate at the discretion of the Board, including a majority of the Independent Trustees. Prior to suspending redemptions, the Fund would be required to notify the SEC of its decision to liquidate and suspend redemptions. If the Fund ceases honoring redemptions and determines to liquidate, the Fund expects that it would notify shareholders on the Fund’s website or by press release. Distributions to shareholders of liquidation proceeds may occur in one or more disbursements.

Telephone Transactions

The Funds and their agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. WISC, the Funds’ transfer agent, will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If WISC fails to do so, WISC may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

If you are investing through certain third-party broker dealers, please contact your plan administrator or other record keeper for information about your account.

If you have established an account that is maintained on the Funds’ shareholder servicing system, WISC can provide you with assistance in the servicing of your account. However, WISC cannot provide you with any investment advice or make any recommendations regarding the advisability of acquiring, holding, disposing or exchanging mutual fund shares in your account or make any recommendation of a person to provide you with investment advice. Any transactions requested by you will be considered unsolicited and not based upon any advice or recommendation by WISC, its affiliated companies, or any of their employees or representatives.

If you have identified a financial intermediary to provide you with investment advice or recommendations related to your account and the financial intermediary is contractually authorized to service your account, WISC can assist you with completing the necessary documentation so that a financial advisor can be assigned to your account.

Personal Service

Your local financial advisor is available to provide personal service. Additionally, a toll-free call, 800.777.6472, connects you to a Client Services Representative or our automated customer telephone service. During normal business hours, the Client Services staff is available to answer your questions or update your account records. The Client Services Representative can help you:

∎	obtain information about your accounts

∎	obtain price information about other funds within the Ivy Funds

∎	obtain any Fund’s current prospectus, SAI, Annual Report, or other information about any of the Ivy Funds

∎	request duplicate statements

∎	transact certain account activity, including exchange privileges and redemption of shares

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At almost any time of the day or night, you may access your account information from a touch-tone phone through our automated customer telephone service, provided your account is maintained on the Funds’ shareholder servicing system; otherwise, you should contact the broker-dealer through which you purchased your Fund shares.

Internet Service

The Ivy Funds web site, www.ivyinvestments.com, also is available. If you do not currently have an account established that is maintained on the Funds’ shareholder servicing system, you may use the web site to obtain information about the Funds, including accessing a Fund’s current prospectus, SAI, Annual Report or other information. If you have an account set up that is maintained on the Funds’ shareholder servicing system, you also may use the web site to obtain information about your account, and to transact certain account activity, including exchange privileges and redemption of shares for certain share classes, if you have established Express Transactions for your account.

Reports

Statements and reports sent to you include the following:

∎

confirmation statements (after every purchase (other than those purchases made through Automatic Investment Service), after every exchange (other than rebalance-related exchange transactions for SPA and MAP products) and after every transfer or redemption)

∎	quarter-to-date statements (quarterly)

∎	year-to-date statements (after the end of the fourth calendar quarter)

∎	Annual and Semiannual Reports to shareholders (every six months)

To avoid sending duplicate copies of materials to households and thereby reduce expenses, only one copy of a Fund’s most recent prospectus and/or summary prospectus and Annual and Semiannual Reports to shareholders may be mailed to shareholders having the same last name and address in the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. You may call the telephone number listed for Client Services if you need additional copies of the documents. You also may visit www.ivyinvestments.com to view and/or download these documents, as well as other information about each Fund.

You may elect to receive your quarterly statements and/or prospectus and shareholder reports electronically. In order to do so, go to the Individual Investor Accounts — Access Your Account Online feature available via www.ivyinvestments.com.

EXCHANGE PRIVILEGES

Except as otherwise noted, you may sell (redeem) your shares and buy shares of the same class of another fund within the Ivy Funds without the payment of an additional sales charge if you exchange Class A shares or without payment of a CDSC when you exchange Class B or Class C shares or certain Class A shares. For Class B and Class C shares, or Class A shares to which the CDSC would otherwise apply, the time period for the CDSC will continue to run. However, exchanges of Class A shares from Ivy Cash Management Fund or Ivy Government Money Market Fund are subject to any sales charge applicable to the fund being exchanged into, unless the Ivy Cash Management Fund or Ivy Government Money Market Fund shares were previously acquired by an exchange from Class A shares of another Fund within the Ivy Funds for which a sales charge was paid (or represent reinvestment of dividends and other distributions paid on such shares). You may sell your Class I or Class Y shares of any of the Funds within the Ivy Funds and buy Class I or Class Y shares, respectively, of another fund within the Ivy Funds or Class A shares of Ivy Cash Management Fund or Ivy Government Money Market Fund. Class A shares of any of the Funds within the Ivy Funds also may be exchanged for shares of InvestEd Portfolios.

Class B and Class C shares of Ivy Cash Management Fund are not available for direct investment. Therefore, you may utilize Class A shares of Ivy Cash Management Fund for systematic exchanges into Class C shares of a non-money market Fund. Please see the SAI for additional information.

Except as otherwise noted, you may sell your Class E shares and buy Class E shares of another fund within the Ivy Funds that offers Class E shares without the payment of an additional sales charge. For Class E shares to which the CDSC would otherwise apply, the time period for the CDSC will continue to run. However, exchanges of Class E shares from Ivy Government Money Market Fund are subject to any sales charge applicable to the Fund being exchanged into unless the Ivy Government Money Market Fund shares were previously acquired by an exchange from Class E shares of another Fund within the Ivy Funds for which a sales charge was paid (or represent reinvestment of dividends and other distributions paid on such shares).

Except as otherwise noted, you may sell your Class R shares of a Fund within the Ivy Funds and buy Class R shares of another fund within the Ivy Funds that offers Class R shares. Contact your plan administrator or record keeper for information about exchanging your shares.

Except as otherwise noted, you may sell your Class N shares of a Fund within the Ivy Funds and buy Class N shares of another fund within the Ivy Funds that offers Class N shares. Contact your plan administrator or record keeper for information about exchanging your shares.

You may exchange only into funds the shares of which are legally permitted for sale in your state of residence. Currently, shares of each fund within the Ivy Funds and InvestEd Portfolios may be sold only within the United States, the Commonwealth of Puerto

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Rico and the U.S. Virgin Islands. In addition, shares of each fund within the Ivy Funds also may be sold in Guam. Note that exchanges out of a Fund may have tax consequences for you. See Your Account — Distributions and Taxes — Taxes. Before exchanging into a fund, read its prospectus.

Important Exchange Information

∎	Except as otherwise noted, you must exchange into the same share class you currently own.

∎	An exchange is considered a taxable event and may result in a capital gain or a capital loss for Federal tax purposes.

How to Exchange

Please note the Ivy InvestEd Plan accounts may have special restrictions on exchanges.

If you are investing through certain third-party broker dealers, contact your plan administrator or other record keeper for information about how to exchange.

If you have an account set up that is maintained on the Fund’s shareholder servicing system, the following applies:

By mail: Send your written exchange request to WISC at the address listed under Selling Shares.

By telephone: Call WISC at 800.777.6472 to authorize an exchange transaction. To process your exchange order by telephone, you must have telephone exchange privileges on your account. For the protection of Fund shareholders, the transfer agent for the Funds employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine.

By internet: You will be allowed to exchange by internet if (1) you have established the internet trading option; and (2) you can provide proper identification information.

If your individual account is not maintained on the Funds’ shareholder servicing system, please contact your broker-dealer, plan administrator or third-party record keeper to exchange shares of the Funds.

Converting Shares

Self-Directed Conversions. Subject to the requirements set forth below, you may be eligible to convert your Class A, Class C, Class I or Class Y shares to another share class within the same fund.

∎

If you hold Class A, Class C or Class Y shares and are eligible to purchase Class I shares or Class N shares as described above in the sections entitled Class I Shares or Class N Shares, you may be eligible to convert your Class A, Class C or Class Y shares to Class I shares or Class N shares of the same fund.

∎

If you hold Class I shares and are eligible to purchase Class N shares, as described in the section entitled Class N Shares, you may be eligible to convert your Class I shares to Class N shares of the same fund.

∎	If you hold Class C shares and are eligible to purchase Class A shares at NAV, you may be eligible to convert your Class C shares to Class A shares of the same fund.

A conversion from Class A or Class C to another share class will be subject to any deferred sales charge to which your Class A shares or Class C shares are subject. If you convert from one class of shares to another, the transaction will be based on the respective NAVs per share of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day’s NAVs per share. At the time of conversion, the total dollar value of your “old” shares will equal the total dollar value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your “new” shares compared with that of your “old” shares.

Please contact WISC directly to request a conversion. A self-directed conversion is subject to the discretion of IDI to permit or reject. A conversion between share classes of the same fund is not a taxable event.

Automatic Conversions. If you hold Class A shares in any MAP or SPA program account, your Class A shares will automatically be converted to Class I shares of the same Fund. In addition, if you hold Class I shares in any MAP or SPA program account, and decide to terminate your participation in that MAP or SPA program, your Class I shares may be automatically converted to Class A shares of the same Fund. Any automatic conversion would occur without the imposition of any applicable upfront or deferred sales charges and will be based on the respective NAVs per share of the two classes on the trade date of the conversion. You will receive prior notice before your shares are converted from Class I to Class A shares.

If you hold Class I shares through a ‘wrap fee’ or asset allocation program or other fee-based arrangement sponsored by a nonaffiliated broker-dealer or other financial institution that has entered into an agreement with IDI, but subsequently become ineligible to participate in the program or withdraw from the program, you may be subject to conversion of your Class I shares by the program provider to another class of shares of the Fund having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Class I shares. Such conversion would occur without the imposition of any applicable upfront or deferred sales charges and will be based on the respective NAVs per share of the two classes on the trade date of the conversion. You should contact your program provider to obtain information about your eligibility for the provider’s program and the class of shares you would receive upon such a conversion.

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Market Timing Policy

The Funds are intended for long-term investment purposes. The Funds will take steps to seek to deter frequent purchases and /or redemptions in Fund shares (market timing activities). Market timing activities, especially those involving large dollar amounts, may disrupt portfolio investment management and may increase expenses and negatively impact investment returns for all Fund shareholders, including long-term shareholders. Market timing activities also may increase the expenses of WISC and/or IDI, thereby indirectly affecting the Fund’s shareholders.

Certain funds may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a Fund invests a significant portion of its assets in foreign securities, the Fund may be susceptible to a time zone arbitrage strategy in which investors seek to take advantage of Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Fund shares. The Funds may fair value securities pursuant to the Funds’ Valuation Procedures; however, there can be no assurance that the Funds’ process to fair value securities will be able to eliminate the arbitrage opportunity in Funds that hold foreign securities.

In addition, a fund that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage). Price arbitrage is more likely to occur in a fund that invests a significant portion of its assets in small-capitalization companies, municipal obligations, or that invests a significant portion of its assets in high-yield fixed-income securities.

To discourage market timing activities by investors, the Board has adopted a market timing policy and has approved the procedures of the Funds’ transfer agent, WISC, for implementing this policy. WISC’s procedures reflect the criteria that it has developed for purposes of identifying trading activity in Fund shares that may be indicative of market timing activities and outline how WISC will monitor transactions in Fund shares. In its monitoring of trading activity in Fund shares, on a periodic basis, WISC typically reviews Fund share transactions that exceed certain monetary thresholds and/or numerical transaction limits within a particular time period.

WISC will follow, monitor, and enforce excessive trading policies and procedures. Below is an example of trading activity that would be considered excessive and in violation of the Funds’ market timing policy.

WISC will monitor the number of roundtrip transactions in Fund shares. Any shareholder that has more than two transactions that are considered a change in direction relative to a Fund within a time period determined by WISC may be restricted from making additional purchases of Fund shares. A change in direction is defined as any exchange or sale out of a Fund and a second change in direction is an exchange or purchase back into that Fund. Shareholders who reach this limit may be blocked from making additional purchases for 60 days. A second violation can result in a permanent block.

This example is not all-inclusive of the trading activity that may be deemed to violate the Funds’ market timing policy and any trade that is determined as disruptive can lead to a temporary or permanent suspension of trading privileges, in WISC’s sole discretion.

In its attempt to identify market timing activities, WISC considers many factors, including (but not limited to) the example detailed above, and the frequency, size and/or timing of the investor’s transactions in Fund shares.

As an additional step, WISC reviews Fund redemption activity in relation to average assets and purchases within the period. If WISC identifies what it believes are market timing activities in an account held directly on a Fund’s records that has not previously exceeded WISC’s thresholds, WISC will suspend exchange privileges by refusing to accept additional purchases in the account for a pre-determined period of time. If a shareholder exceeds WISC’s thresholds a second time within an 11 month period, exchange privileges will be suspended indefinitely for all accounts owned by the shareholder whose account exceeded the pre-determined thresholds. For trading in Fund shares held in omnibus accounts, WISC will, if possible, place a trading block at a taxpayer identification number level or, if that cannot be accomplished, will contact the associated financial intermediary and request that the intermediary implement trading restrictions. In exercising any of the foregoing rights, WISC will consider the trading history of accounts under common ownership or control within any of the funds within the Ivy Funds and/or InvestEd Portfolios. For this purpose, transactions placed through the same financial intermediary on an omnibus basis may be deemed a single investor and may be rejected in whole or in part. Transactions placed in violation of a Fund’s market timing policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

In addition, IDI and/or its affiliate, Waddell & Reed (collectively, “W&R”), have entered into agreements with third-party financial intermediaries that purchase and hold Fund shares on behalf of shareholders through omnibus accounts. In general, these agreements obligate the financial intermediary: (1) upon request by W&R, to provide information regarding the shareholders for whom the intermediary holds shares and these shareholders’ Fund share transactions; and (2) to restrict or prohibit further purchases of Fund shares through the financial intermediary’s account by any shareholder identified by W&R as having engaged in Fund share transactions that violate a Fund’s market timing policy. W&R’s procedures seek to monitor transactions in omnibus accounts so that W&R may make such further inquiries and take such other actions it determines appropriate or necessary to enforce the Funds’ market timing policy with respect to shareholders trading through omnibus accounts held by third-party intermediaries.

A Fund seeks to apply its market timing policy uniformly to all shareholders and prospective investors. Although the Funds, IDI and WISC make efforts to monitor for market timing activities and will seek the assistance of financial intermediaries through which Fund shares are purchased or held, the Funds cannot always identify or detect excessive trading that may be facilitated by financial intermediaries because the intermediary maintains the underlying shareholder account. In an attempt to detect and deter excessive

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trading in omnibus accounts, the Funds, IDI or WISC may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries (including prohibiting further transactions by such accounts), may require the intermediaries to provide certain information to the Funds regarding shareholders who hold shares through such accounts or may close the omnibus account. The Funds’ ability to impose restrictions for accounts traded through particular intermediaries may vary depending upon systems capabilities, applicable contractual restrictions, and cooperation of those intermediaries. There can be no assurance that the Funds will be able to identify or eliminate all market timing activities, and the Funds may not be able to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries.

A financial intermediary through which an investor may purchase shares of a Fund also may independently attempt to identify trading it considers inappropriate, which may include frequent or short-term trading, and take steps to deter such activity. In some cases, the intermediary may require the Funds’ consent or direction to undertake those efforts. In other cases, the Funds may elect to allow the intermediary to apply its own policies with respect to frequent trading in lieu of seeking to apply the Funds’ policies to shareholders investing in the Funds through such intermediary, based upon the Funds’ conclusion that the intermediary’s policies sufficiently protect shareholders of the Funds. In either case, the Funds may have little or no ability to modify the parameters or limits on trading activity set by the intermediary. As a result, an intermediary may limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Funds and discussed in this Prospectus. If an investor purchases a Fund’s shares through a financial intermediary, that investor should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to that account.

Due to the complexity and subjectivity involved in identifying market timing activities and the volume of shareholder transactions that WISC processes, there can be no assurance that the Funds’ and WISC’s policies and procedures will identify all trades or trading practices that may be considered market timing activity. WISC may modify its procedures for implementing the Funds’ market timing policy and/or its monitoring criteria at any time without prior notice. The Funds, WISC and/or IDI shall not be liable for any loss resulting from rejected purchase orders or exchanges.

The Class E shares of the Funds (when offered) are intended for long-term investment purposes to save for post-secondary education. Because Class E shares are an investment vehicle for your Ivy InvestEd Plan, investor-initiated exchanges among the Funds are limited by the terms of your Ivy InvestEd Plan. In addition, the Code imposes Federal income tax (and possibly, additional tax) on redemptions of Class E shares that are non-qualified withdrawals. As a result, it is unlikely that investments in Class E shares would be used to engage in market-timing activity. While IDI and WISC recognize that investments in Class E shares do not likely present the same opportunity for market-timing activity that may be present for other share classes, WISC monitors for such activity, as described above.

A Fund’s market timing policy, in conjunction with the use of fair value pricing, is intended to reduce a shareholder’s ability to engage in market timing activities, although there can be no assurance that a Fund will eliminate market timing activities.

Automatic Transactions for Class A, Class B, Class C and Class E Shareholders

Regular Investment Plans allow you to transfer money into your Fund account, or between Fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Systematic Withdrawal Plans let you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account. Please see the SAI for additional information.

Certain restrictions and fees imposed by the plan custodian also may apply for retirement accounts. Speak with your financial advisor for more information.

Regular Investment Plans

Automatic Investment Service
To move money from your bank account to an existing Fund account
	Minimum Amount	Frequency
	$50 (per Fund)	Monthly
Systematic Exchange Service
To systematically exchange from one Fund account to another existing Fund account
	Minimum Amount	Frequency
	$50 (per Fund)	Monthly

The Funds’ Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges.

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DISTRIBUTIONS AND TAXES

Distributions

Each Fund distributes substantially all of its net investment income and net realized capital gains to its shareholders each year.

Usually, a Fund distributes net investment income at the following times:

Quarterly in March, June, September and December: Ivy Apollo Multi-Asset Income Fund, Ivy Pictet Emerging Markets Local Currency Debt Fund and Ivy Pictet Targeted Return Bond Fund

Declared daily and paid monthly: Ivy California Municipal High Income Fund, Ivy Cash Management Fund and Ivy Government Securities Fund

Declared monthly and paid monthly: Ivy Apollo Strategic Income Fund, Ivy Corporate Bond Fund, Ivy Crossover Credit Fund and Ivy PineBridge High Yield Fund

Declared annually and paid annually: Ivy IG International Small Cap Fund

Net realized capital gains (and any net gains from foreign currency transactions) ordinarily are distributed by each Fund in December.

Dividends that are declared for a particular day are paid to shareholders of record on the preceding business day. However, dividends that are declared for a Saturday or Sunday (or for a Monday that is a Federal holiday) are paid to shareholders of record on the preceding Thursday (or the preceding business day if that Thursday is a Federal holiday).

Ordinarily, shares are eligible to earn dividends starting on the day after they are issued and through the day they are redeemed.

Distribution Options. When you open an account, you may specify on your application how you want to receive your distributions. Each Fund offers two options:

1.

Share Payment Option. Your dividends, capital gain and other distributions with respect to a class of the Fund will be automatically paid in additional shares of that class. If you do not indicate a choice on your application, you will be assigned this option.

2.

Cash Option. You will be sent a check for your dividends, capital gain and other distributions if the total distribution is at least five dollars. If the total distribution is less than five dollars, it will be automatically paid in additional shares of the distributing class.

For retirement plans and accounts and accounts participating in MAP or SPA, all distributions are automatically paid in additional shares of the distributing class. Additionally, all distributions in respect of Class E shares also are automatically paid in additional shares of that class.

Taxes

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a retirement account or other tax-advantaged savings plan (and you are not otherwise exempt from Federal income tax), you should be aware of the following tax implications:

Taxes on distributions. Each Fund intends to qualify each year as a regulated investment company under the Code. As a regulated investment company, a Fund generally pays no Federal income tax on the income and gains it distributes to you. You will be subject to tax to the extent a Fund makes actual or deemed distributions of net income and realized net gains to you, except that distributions by Ivy California Municipal High Income Fund that are reported in writing to shareholders as “exempt-interest dividends” (which are the portion of its aggregate dividends, excluding capital gain distributions, equal to the excess of its excludable interest over certain amounts disallowed as deductions) generally may be excluded by you from your gross income for Federal income tax purposes. Ivy California Municipal High Income Fund invests its assets in a manner such that at least 80% of its dividend distributions to shareholders generally will be attributable to interest that is exempt from Federal income tax and will not be a Tax Preference Item for purposes of the AMT. Such dividends, however, may be included in a corporate shareholder’s “adjusted current earnings” for AMT purposes. (Under 2017 legislation commonly known as the Tax Cuts and Jobs Act, corporations no longer are subject to the AMT for taxable years of the corporation beginning after December 31, 2017.) Dividends from a Fund’s investment company taxable income (which includes net investment income, the excess of net short-term capital gain over net long-term capital loss and, for certain Funds, net gains and losses from certain foreign currency transactions, but excluding exempt-interest dividends), if any, generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares. However, a Fund’s dividends attributable to its “qualified dividend income” (QDI) (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) generally will be subject to Federal income tax for individual and certain other noncorporate shareholders (each, an “individual shareholder”) who satisfy those restrictions with respect to their Fund shares at the lower rates for long-term capital gains — a maximum of 15% or 20% for noncorporate shareholders with taxable income exceeding certain thresholds (which are adjusted for inflation annually). A portion of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations (DRD) — the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to Federal income tax (excluding REITs) and excludes dividends from foreign corporations — subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to the DRD are subject indirectly to the Federal AMT, if applicable as

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discussed above. It is not expected that (1) any dividends paid by any of the Funds listed on the cover page of this Prospectus under the heading Fixed Income Funds will qualify as QDI or for the DRD or (2) any significant part of the dividends paid by the any of the Funds listed under the headings Global/International Fund, Specialty/Allocation Fund or Money Market Fund on that page will be attributable to QDI or be eligible for the DRD.

Distributions of a Fund’s net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, but excluding exempt-interest dividends) are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, long-term capital gain an individual or certain other noncorporate shareholder (each, an individual shareholder) realizes generally is taxed at the 15% and 20% maximum rates mentioned above.

Exempt-interest dividends paid by Ivy California Municipal High Income Fund may be subject to state and local income taxes. In addition, a portion of those dividends is expected to be attributable to interest on certain private activity bonds (PABs) that you must treat as a Tax Preference Item, although (1) that interest remains fully tax-exempt for regular Federal income tax purposes, and (2) interest on all tax exempt obligations is included in a corporation’s ACE, without regard to whether Ivy California Municipal High Income Fund’s tax-exempt interest is attributable to PABs. IICO anticipates that, for the coming year, such interest will not account for more than 20% of the income dividends either Municipal Fund will pay to its shareholders (although up to 40% of those dividends may be deemed a Tax Preference Item). Ivy California Municipal High Income Fund will provide you with information after the end of each calendar year concerning the amount of its distributions that you must treat as a Tax Preference Item. Shareholders who may be subject to the AMT should consult with their tax advisor concerning investment in Ivy California Municipal High Income Fund.

Entities or other persons who are substantial users (or persons related to substantial users) of facilities financed by PABs should consult their tax advisor before purchasing shares of a Municipal Fund because, for users of certain of these facilities, the interest on PABs is not exempt from Federal income tax. For these purposes, the term “substantial user” is defined generally to include a non-exempt person who regularly uses in a trade or business a part of a facility financed from the proceeds of PABs.

For individual shareholders, each Fund notifies you after each calendar year-end as to the amounts of its dividends and other distributions paid (or deemed paid) to you for that year, including what portion of a Fund’s distributions qualifies as tax-exempt income, ordinary income and long-term capital gains.
The use of derivatives by a Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.

If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit or may be deductible by you in computing your taxable income. A Fund may derive “excess inclusion income” from certain equity interests in mortgage pooling vehicles either directly or through an investment in a U.S. REIT. Please see the SAI for a discussion of the risks and special tax consequences to shareholders in the event a Fund realizes excess inclusion income in excess of certain threshold amounts.

Taxes on transactions. Any capital gain or loss you realize upon a sale of shares generally is treated as long-term capital gain or loss if you hold the shares for more than one year, and as short-term capital gain or loss if you hold the shares for one year or less. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those Shares. Your ability to deduct capital losses realized on a sale of shares may be limited. Your redemption of Fund shares (other than shares of Ivy Cash Management Fund) will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid). If you realize gain on a redemption of Ivy California Municipal High Income Fund’s shares, the entire gain will be taxable even though a portion of the gain may represent tax-exempt interest the Fund earned or accrued but had not yet been declared and paid out as a dividend. If the redemption is not made until after the record date for the dividend attributable to that interest, however, you may receive it as an exempt-interest dividend rather than as part of a taxable gain.

An exchange of Fund shares for shares of any other fund within the Ivy Funds and/or InvestEd Portfolios generally will have similar tax consequences to a redemption thereof. However, special rules apply when you dispose of a Fund’s Class A shares through a redemption or exchange within 90 calendar days after your purchase of those shares and then reacquire Class A shares of that Fund or acquire Class A shares of another fund within the Ivy Funds and/or InvestEd Portfolios by January 31 of the calendar year following the redemption or exchange without paying a sales charge due to the 60-day reinvestment privilege or exchange privilege. See Your Account — Selling Shares. In these cases, any gain on the disposition of the original Class A Fund shares will be increased, or loss decreased, by the amount of the sales charge you paid when you acquired those shares, and that amount will increase the adjusted basis in the shares you subsequently acquire. In addition, if you purchase shares of a Fund within 30 calendar days before or after redeeming other shares of the Fund (regardless of class) at a loss, part or all of that loss will be disallowed and will be added to the basis in the newly purchased shares.

Other. In addition to the requirement to report the gross proceeds from redemptions of shares, each Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for shares they acquired or acquire after December 31, 2011 (“Covered Shares”), and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. A Fund shareholder may elect any IRS-accepted method for determining basis for Covered Shares; however, he

Prospectus	147

or she must make any elections in writing (which may be electronic). If a shareholder of a Fund fails to affirmatively elect a basis determination method, then basis determination will be made in accordance with the Fund’s default method, which is the average basis method. The basis determination method a Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisor to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder’s gross income subject to Federal income tax

Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of Ivy California Municipal High Income Fund (if it distributes exempt-interest dividends during the shareholder’s taxable year) will not be deductible for Federal income tax purposes. Proposals may be introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal bonds. If such a proposal were enacted, the availability of municipal bonds for investment by a Municipal Fund and the value of its portfolio would be affected. In that event, that Fund may decide to reevaluate its investment goal and policies. For example, the 2017 Tax Cuts and Jobs Act repeals the exclusion from gross income for interest on pre-refunded municipal bonds effective for such bonds issued after December 31, 2017.

An individual is subject to a 3.8% Federal tax on the lesser of (1) the individual’s “net investment income” (which generally includes dividends, interest, and net gains from the disposition of investment property, including dividends and capital gain distributions a Fund pays and net gains realized on the redemption or exchange of Fund shares) or (2) the excess of his or her “modified adjusted gross income” over $250,000 for married shareholders filing jointly and $200,000 for single shareholders. This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisor regarding the effect, if any, this provision may have on their investment in Fund shares.

There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by a Fund, and such tax treatment may be the subject of future IRS guidance. If the Ivy Cash Management Fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the Fund at such time.

Withholding. Each Fund must withhold 24% of all taxable dividends and, except in the case of Ivy Cash Management Fund, capital gain distributions and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to individual shareholders who do not furnish the Fund with a correct taxpayer identification number and certain required certifications. Withholding at that rate also is required from taxable dividends and, again, except in the case of Ivy Cash Management Fund, capital gain distributions otherwise payable to such shareholders who are subject to backup withholding for any other reason.

The income dividends a Fund pays to a non-resident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”) generally are subject to a 30% (or lower treaty rate) Federal withholding tax, even if those dividends are attributable to income from a non-U.S. source earned by the Fund. In order to qualify for a reduced treaty rate of withholding, if any, a beneficial owner of shares will need to certify, generally on an IRS Form W-8BEN, that it is a foreign shareholder and provide additional information. Exemptions from U.S. withholding tax are provided to a foreign shareholder that or who so certifies for certain capital gain dividends paid by a Fund from net long-term capital gains, exempt-interest dividends, “qualified net interest income” and “qualified short-term gain” (so-called “interest-related dividends” and “short-term capital gains dividends,” respectively), if such amounts are reported by the Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person. Foreign shareholders are urged to consult their own tax advisor concerning the applicability of U.S. withholding tax.

Under the Foreign Account Tax Compliance Act (FATCA), a Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations recently issued by the IRS on which the Funds may rely, such withholding no longer is required unless final regulations provide otherwise (which is not expected). A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

State and local income taxes. As noted above, exempt-interest dividends Ivy California Municipal High Income Fund pays may be subject to state and local income taxes. The portion of the dividends a Fund pays that is attributable to interest earned on U.S. government securities generally is not subject to state and local taxes, although distributions by any Fund to its shareholders of net realized gains on the sale of those securities, as well as on the sale of municipal bonds, generally are fully subject to such taxes.

Unlike Federal law, California law provides that no portion of the exempt-interest dividends will constitute an item of tax preference for California personal AMT purposes. Because California law does not impose personal income tax on an individual’s Social Security benefits, the receipt of California exempt-interest dividends will have no effect on an individual’s California personal income tax.

148	Prospectus

To the extent that dividends from Ivy California Municipal High Income Fund are derived from interest on California tax-exempt securities and certain U.S. government securities, such dividends also will be exempt from California personal income taxes if such dividends are properly reported in a written notice provided to shareholders. Under California law, a fund that qualifies as a regulated investment company must have at least 50% of the value of its total assets invested in California state and local issues or in certain other obligations that pay interest excludable from income or in a combination of such obligations at the end of each quarter of its taxable year in order to be eligible to pay dividends that will be exempt from California personal income taxes.

The total amount of dividends paid by Ivy California Municipal High Income Fund to all of its shareholders with respect to any taxable year that can be treated as exempt-interest dividends for California tax purposes cannot exceed the difference between (i) the amount of interest received by Ivy California Municipal High Income Fund during such year on obligations that pay interest excludable from California personal income under California law and (ii) the expenses of the Fund that would be disallowed as deductions under California personal income tax law as allocable to tax exempt interest if Ivy California Municipal High Income Fund were an individual. If the aggregate dividends reported by Ivy California Municipal High Income Fund as exempt-interest dividends for a taxable year exceed the amount that may be treated as exempt interest dividends for California tax purposes, only that percentage of each dividend distribution equal to the ratio of aggregate exempt-interest dividends to aggregate dividends so reported will be treated as an exempt interest dividend for California tax purposes.

Distributions other than exempt-interest dividends to shareholders are includible in income subject to the California AMT. For California personal income tax purposes, distributions of long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares of Ivy California Municipal High Income Fund and regardless of whether the distribution is received in additional shares or in cash. Current California law taxes both long-term and short-term capital gains at rates applicable to ordinary income. In addition, unlike Federal law, the shareholders of Ivy California Municipal High Income Fund will not be subject to tax, or receive a credit for tax paid by Ivy California Municipal High Income Fund, on undistributed capital gains, if any.

You should consult your tax advisor to determine the taxability in your state and locality of dividends and other distributions paid by the Funds.

The foregoing is only a brief summary of some of the important Federal (and California) income tax considerations generally affecting each Fund and its shareholders; you will find more information in the SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.

Taxes on Ivy InvestEd Plan Accounts — Class E shares

In general, your investment in Class E shares of a Fund is part of the Program. The Program has received a ruling from the IRS stating that, in general, the Program qualifies under Section 529 of the Code so that earnings on Program investments are not subject to Federal income tax (with respect to either a contributor to the Program or a Designated Beneficiary) until the earnings are withdrawn.

Generally, each withdrawal from an Ivy InvestEd Plan account comprises two pro rata components: (1) a return of principal (that is, contributions to the account, including the portion of any rollover from another state’s 529 Plan account that is attributable to contributions to its plan) and (2) earnings. The return of principal portion of any withdrawal, whether “qualified” or “non-qualified”, is not taxable. As explained below, the earnings portion of a withdrawal may be subject to Federal income tax, and possibly additional Federal income tax, depending on whether a withdrawal is qualified or non-qualified.

Qualified Withdrawals. A qualified withdrawal is a withdrawal used for “qualified higher education expenses” (as defined in the Code) (Qualified Higher Education Expenses), which may include tuition, fees, books, computers and other related equipment such as Internet and computer software, supplies and equipment required for the enrollment or attendance of a Designated Beneficiary at an “eligible educational institution” (also defined in the Code) and/or reasonable room and board expenses for a Designated Beneficiary who attends such an institution at least half-time. At the request of the Account Owner, a qualified withdrawal of proceeds may be made payable to an eligible educational institution on behalf of the Designated Beneficiary.

When shares are redeemed in a qualified withdrawal, the withdrawal is Federal income tax-free (although such a withdrawal still may be subject to state and/or local taxes).

Non-Qualified Withdrawals. A non-qualified withdrawal is a withdrawal that is not used for Qualified Higher Education Expenses, unless the withdrawn amount is transferred within 60 days to another 529 Plan for the same Designated Beneficiary as under the Program. The earnings portion of a non-qualified withdrawal generally is subject to (1) Federal income tax at the marginal tax rate of the person for whose benefit the withdrawal is made and (2) an additional Federal 10% tax on the earnings portion of the withdrawal. Penalty-free withdrawals may be made if the Designated Beneficiary receives a scholarship (not exceeding the amount of the scholarship award), dies or becomes permanently disabled, although the earnings portion of the withdrawal will be subject to Federal income tax.

Please consult your tax advisor regarding the current tax consequences of withdrawals from your Ivy InvestEd Plan account. The Account Owner or the Designated Beneficiary is responsible for retaining the appropriate documentation for the tax treatment of qualified withdrawals, determining whether a withdrawal is qualified or non-qualified, making the appropriate filings with the IRS, and paying the additional 10% Federal tax, if applicable, on earnings.

The foregoing is only a brief summary of some of the important Federal income tax considerations relating to investments in the Funds under the Program; you will find more information in the SAI and the Program Overview. You are urged to consult your own tax advisor for information about the state and local tax consequences of, and the impact of your personal financial situation on, an investment in the Ivy InvestEd Plan. In addition, please note that if you are a resident of a state other than Arizona, there may be state tax benefits available to you from an investment in a 529 Plan offered by your state.

Prospectus	149

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150	Prospectus

Financial Highlights

The following information is to help you understand the financial performance of each of the classes of each Fund (and, for Ivy Cash Management Fund, Ivy Corporate Bond Fund and Ivy Government Securities Fund, its Predecessor Fund) for the fiscal years or fiscal periods shown. Certain information reflects financial results for a single Fund share. Total return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and other distributions. This information has been audited by Deloitte & Touche LLP, whose Reports of Independent Registered Public Accounting Firm, along with each Fund’s financial statements and financial highlights for the fiscal year or period ended September 30, 2018, are included in the Funds’ Annual Reports to Shareholders which are incorporated by reference into the SAI. The Annual Reports contain additional performance information and will be made available upon request and without charge.

Each of Ivy Cash Management Fund, Ivy Corporate Bond Fund and Ivy Government Securities Fund has adopted the financial and performance history of its Predecessor Fund. Accordingly, the financial information presented for those funds for the fiscal years ended prior to September 30, 2017 is that of its respective Predecessor Fund and has been audited by Deloitte & Touche, LLP, the independent registered public accounting firm of each Predecessor Fund.

Prospectus	151

IVY APOLLO MULTI-ASSET INCOME FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2018	$11.02	$0.42	$0.05	$0.47	$(0.41)	$(0.01)	$(0.42)
Year ended 9-30-2017	10.45	0.39	0.50	0.89	(0.30)	(0.02)	(0.32)
Year ended 9-30-2016(4)	10.00	0.37	0.31	0.68	(0.23)	— *	(0.23)
Class C Shares
Year ended 9-30-2018	11.02	0.33	0.06	0.39	(0.33)	(0.01)	(0.34)
Year ended 9-30-2017	10.46	0.31	0.50	0.81	(0.23)	(0.02)	(0.25)
Year ended 9-30-2016(4)	10.00	0.28	0.33	0.61	(0.15)	— *	(0.15)
Class I Shares
Year ended 9-30-2018	11.02	0.45	0.06	0.51	(0.45)	(0.01)	(0.46)
Year ended 9-30-2017	10.46	0.41	0.51	0.92	(0.34)	(0.02)	(0.36)
Year ended 9-30-2016(4)	10.00	0.39	0.32	0.71	(0.25)	— *	(0.25)
Class N Shares
Year ended 9-30-2018	11.03	0.47	0.05	0.52	(0.46)	(0.01)	(0.47)
Year ended 9-30-2017	10.46	0.43	0.52	0.95	(0.36)	(0.02)	(0.38)
Year ended 9-30-2016(4)	10.00	0.38	0.33	0.71	(0.25)	— *	(0.25)
Class Y Shares
Year ended 9-30-2018	11.02	0.42	0.06	0.48	(0.42)	(0.01)	(0.43)
Year ended 9-30-2017	10.45	0.39	0.51	0.90	(0.31)	(0.02)	(0.33)
Year ended 9-30-2016(4)	10.00	0.34	0.34	0.68	(0.23)	— *	(0.23)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from October 1, 2015 (commencement of operations of the class) through September 30, 2016.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2016.

(7)	Ratio of expenses to average net assets excluding offering cost was 1.25%.

(8)	Ratio of expenses to average net assets excluding offering cost was 2.01%.

(9)	Ratio of expenses to average net assets excluding offering cost was 0.93%.

(10)	Ratio of expenses to average net assets excluding offering cost was 0.89%.

(11)	Ratio of expenses to average net assets excluding offering cost was 1.20%.

152	Prospectus

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2018	$11.07	4.41%	$131	1.24%		3.77%		1.24%		3.77%		59%
Year ended 9-30-2017	11.02	8.67	143	1.24		3.64		—		—		84
Year ended 9-30-2016(4)	10.45	6.85	95	1.30	(5)(7)	3.69	(5)	1.41	(5)	3.58	(5)	63	(6)
Class C Shares
Year ended 9-30-2018	11.07	3.64	16	1.98		3.01		1.98		3.01		59
Year ended 9-30-2017	11.02	7.86	20	1.97		2.87		—		—		84
Year ended 9-30-2016(4)	10.46	6.14	14	2.06	(5)(8)	2.78	(5)	—		—		63	(6)
Class I Shares
Year ended 9-30-2018	11.07	4.71	354	0.93		4.07		0.96		4.04		59
Year ended 9-30-2017	11.02	8.92	401	0.95		3.88		—		—		84
Year ended 9-30-2016(4)	10.46	7.25	255	0.98	(5)(9)	3.80	(5)	—		—		63	(6)
Class N Shares
Year ended 9-30-2018	11.08	4.96	4	0.79		4.23		0.80		4.22		59
Year ended 9-30-2017	11.03	9.12	4	0.78		4.09		—		—		84
Year ended 9-30-2016(4)	10.46	7.26	3	0.94	(5)(10)	3.73	(5)	—		—		63	(6)
Class Y Shares
Year ended 9-30-2018	11.07	4.45	6	1.19		3.82		1.19		3.82		59
Year ended 9-30-2017	11.02	8.75	5	1.17		3.69		—		—		84
Year ended 9-30-2016(4)	10.45	6.90	4	1.25	(5)(11)	3.31	(5)	1.33	(5)	3.23	(5)	63	(6)

Prospectus	153

IVY APOLLO STRATEGIC INCOME FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2018	$10.27	$0.42	$(0.27)	$0.15	$(0.40)	$(0.05)	$(0.45)
Year ended 9-30-2017	10.26	0.39	0.04	0.43	(0.38)	(0.04)	(0.42)
Year ended 9-30-2016(4)	10.00	0.34	0.18	0.52	(0.26)	—	(0.26)
Class C Shares
Year ended 9-30-2018	10.27	0.35	(0.27)	0.08	(0.33)	(0.05)	(0.38)
Year ended 9-30-2017	10.26	0.32	0.04	0.36	(0.31)	(0.04)	(0.35)
Year ended 9-30-2016(4)	10.00	0.27	0.19	0.46	(0.20)	—	(0.20)
Class I Shares
Year ended 9-30-2018	10.28	0.45	(0.27)	0.18	(0.43)	(0.05)	(0.48)
Year ended 9-30-2017	10.27	0.42	0.05	0.47	(0.42)	(0.04)	(0.46)
Year ended 9-30-2016(4)	10.00	0.39	0.17	0.56	(0.29)	—	(0.29)
Class N Shares
Year ended 9-30-2018	10.28	0.46	(0.27)	0.19	(0.44)	(0.05)	(0.49)
Year ended 9-30-2017	10.27	0.43	0.04	0.47	(0.42)	(0.04)	(0.46)
Year ended 9-30-2016(4)	10.00	0.34	0.22	0.56	(0.29)	—	(0.29)
Class Y Shares
Year ended 9-30-2018	10.27	0.42	(0.27)	0.15	(0.40)	(0.05)	(0.45)
Year ended 9-30-2017	10.26	0.40	0.04	0.44	(0.39)	(0.04)	(0.43)
Year ended 9-30-2016(4)	10.00	0.33	0.20	0.53	(0.27)	—	(0.27)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from October 1, 2015 (commencement of operations of the class) through September 30, 2016.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2016.

(7)	Ratio of expenses to average net assets excluding offering cost was 1.10%.

(8)	Ratio of expenses to average net assets excluding offering cost was 1.79%.

(9)	Ratio of expenses to average net assets excluding offering cost was 0.80%.

(10)	Ratio of expenses to average net assets excluding offering cost was 0.79%.

(11)	Ratio of expenses to average net assets excluding offering cost was 1.05%.

154	Prospectus

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2018	$9.97	1.53%	$117	1.15%		4.14%		1.16%		4.13%		48%
Year ended 9-30-2017	10.27	4.38	123	1.15		3.83		1.17		3.81		48
Year ended 9-30-2016(4)	10.26	5.35	95	1.15	(5)(7)	3.36	(5)	1.26	(5)	3.25	(5)	42	(6)
Class C Shares
Year ended 9-30-2018	9.97	0.82	6	1.85		3.43		2.02		3.26		48
Year ended 9-30-2017	10.27	3.66	8	1.85		3.13		1.98		3.00		48
Year ended 9-30-2016(4)	10.26	4.66	8	1.84	(5)(8)	2.71	(5)	1.96	(5)	2.59	(5)	42	(6)
Class I Shares
Year ended 9-30-2018	9.98	1.95	315	0.82		4.46		0.93		4.35		48
Year ended 9-30-2017	10.28	4.59	320	0.85		4.13		0.94		4.04		48
Year ended 9-30-2016(4)	10.27	5.75	184	0.85	(5)(9)	3.91	(5)	0.98	(5)	3.78	(5)	42	(6)
Class N Shares
Year ended 9-30-2018	9.98	1.92	53	0.77		4.52		0.78		4.51		48
Year ended 9-30-2017	10.28	4.75	61	0.77		4.24		—		—		48
Year ended 9-30-2016(4)	10.27	5.75	6	0.84	(5)(10)	3.44	(5)	—		—		42	(6)
Class Y Shares
Year ended 9-30-2018	9.97	1.58	8	1.10		4.18		1.17		4.11		48
Year ended 9-30-2017	10.27	4.44	9	1.10		3.89		1.19		3.80		48
Year ended 9-30-2016(4)	10.26	5.39	6	1.10	(5)(11)	3.31	(5)	1.23	(5)	3.18	(5)	42	(6)

Prospectus	155

IVY CALIFORNIA MUNICIPAL HIGH INCOME FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations		Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2018	$10.16	$0.26	$(0.16)	$0.10		$(0.26)	$(0.02)	$(0.28)
Year ended 9-30-2017(4)	10.00	0.26	0.14	0.40		(0.24)	—	(0.24)
Class C Shares
Year ended 9-30-2018	10.16	0.17	(0.17)	0.00	*	(0.16)	(0.02)	(0.18)
Year ended 9-30-2017(4)	10.00	0.19	0.16	0.35		(0.19)	—	(0.19)
Class I Shares
Year ended 9-30-2018	10.16	0.28	(0.16)	0.12		(0.28)	(0.02)	(0.30)
Year ended 9-30-2017(4)	10.00	0.28	0.13	0.41		(0.25)	—	(0.25)
Class Y Shares
Year ended 9-30-2018	10.16	0.25	(0.15)	0.10		(0.26)	(0.02)	(0.28)
Year ended 9-30-2017(4)	10.00	0.25	0.15	0.40		(0.24)	—	(0.24)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from October 3, 2016 (commencement of operations of the class) through September 30, 2017.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

156	Prospectus

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2018	$9.98	0.89%	$14	0.78%		2.56%		1.32%		2.02%		10%
Year ended 9-30-2017(4)	10.16	4.17	8	0.60	(5)	2.62	(5)	1.12	(5)	2.10	(5)	7	(6)
Class C Shares
Year ended 9-30-2018	9.98	-0.07	2	1.63		1.70		2.08		1.25		10
Year ended 9-30-2017(4)	10.16	3.53	2	1.33	(5)	1.88	(5)	1.85	(5)	1.36	(5)	7	(6)
Class I Shares
Year ended 9-30-2018	9.98	1.10	11	0.58		2.74		1.20		2.12		10
Year ended 9-30-2017(4)	10.16	4.31	7	0.43	(5)	2.87	(5)	0.95	(5)	2.35	(5)	7	(6)
Class Y Shares
Year ended 9-30-2018	9.98	0.93	1	0.78		2.56		1.44		1.90		10
Year ended 9-30-2017(4)	10.16	4.09	1	0.60	(5)	2.54	(5)	1.23	(5)	1.91	(5)	7	(6)

Prospectus	157

IVY CASH MANAGEMENT FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)		Net Realized and Unrealized Gain on Investments		Total from Investment Operations		Distributions from Net Investment Income		Distributions from Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2018	$1.00	$0.01		$0.00	*	$0.01		$(0.01)		$—	$(0.01)
Year ended 9-30-2017	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*
Year ended 9-30-2016	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*
Year ended 9-30-2015	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*
Year ended 9-30-2014	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*
Class B Shares(4)
Year ended 9-30-2018	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*
Year ended 9-30-2017	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*
Year ended 9-30-2016	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*
Year ended 9-30-2015	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*
Year ended 9-30-2014	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*
Class C Shares(4)
Year ended 9-30-2018	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*
Year ended 9-30-2017	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*
Year ended 9-30-2016	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*
Year ended 9-30-2015	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*
Year ended 9-30-2014	1.00	0.00	*	0.00	*	0.00	*	—	*	—	—	*

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

158	Prospectus

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)
Class A Shares
Year ended 9-30-2018	$1.00	1.11%	$1,281	0.75%	1.03%	—%	—%
Year ended 9-30-2017	1.00	0.27	1,378	0.74	0.27	0.75	0.26
Year ended 9-30-2016	1.00	0.02	1,401	0.49	0.02	0.79	-0.28
Year ended 9-30-2015	1.00	0.02	1,350	0.19	0.02	0.80	-0.59
Year ended 9-30-2014	1.00	0.02	1,271	0.17	0.02	0.79	-0.60
Class B Shares(4)
Year ended 9-30-2018	1.00	0.27	1	1.60	0.21	1.65	0.16
Year ended 9-30-2017	1.00	0.02	1	0.96	0.02	1.61	-0.63
Year ended 9-30-2016	1.00	0.02	1	0.49	0.02	1.73	-1.22
Year ended 9-30-2015	1.00	0.02	1	0.19	0.02	1.79	-1.58
Year ended 9-30-2014	1.00	0.02	1	0.17	0.02	1.99	-1.80
Class C Shares(4)
Year ended 9-30-2018	1.00	0.24	1	1.55	0.08	1.68	-0.05
Year ended 9-30-2017	1.00	0.02	2	0.98	0.02	1.61	-0.61
Year ended 9-30-2016	1.00	0.02	3	0.46	0.02	1.62	-1.14
Year ended 9-30-2015	1.00	0.02	5	0.18	0.02	1.59	-1.39
Year ended 9-30-2014	1.00	0.02	5	0.17	0.02	1.59	-1.40

Prospectus	159

IVY CORPORATE BOND FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2018	$6.27	$0.15	$(0.26)	$(0.11)	$(0.14)	$—	$(0.14)
Year ended 9-30-2017	6.51	0.13	(0.12)	0.01	(0.14)	(0.11)	(0.25)
Year ended 9-30-2016	6.30	0.13	0.28	0.41	(0.13)	(0.07)	(0.20)
Year ended 9-30-2015	6.34	0.13	(0.03)	0.10	(0.14)	—	(0.14)
Year ended 9-30-2014	6.33	0.16	0.03	0.19	(0.18)	—	(0.18)
Class B Shares(4)
Year ended 9-30-2018	6.26	0.05	(0.25)	(0.20)	(0.05)	—	(0.05)
Year ended 9-30-2017	6.51	0.04	(0.12)	(0.08)	(0.06)	(0.11)	(0.17)
Year ended 9-30-2016	6.29	0.04	0.29	0.33	(0.04)	(0.07)	(0.11)
Year ended 9-30-2015	6.34	0.05	(0.04)	0.01	(0.06)	—	(0.06)
Year ended 9-30-2014	6.33	0.08	0.03	0.11	(0.10)	—	(0.10)
Class C Shares
Year ended 9-30-2018	6.26	0.09	(0.25)	(0.16)	(0.09)	—	(0.09)
Year ended 9-30-2017	6.50	0.08	(0.12)	(0.04)	(0.09)	(0.11)	(0.20)
Year ended 9-30-2016	6.29	0.07	0.28	0.35	(0.07)	(0.07)	(0.14)
Year ended 9-30-2015	6.34	0.07	(0.03)	0.04	(0.09)	—	(0.09)
Year ended 9-30-2014	6.33	0.10	0.03	0.13	(0.12)	—	(0.12)
Class E Shares
Year ended 9-30-2018(5)	6.28	0.16	(0.29)	(0.13)	(0.14)	—	(0.14)
Class I Shares
Year ended 9-30-2018	6.27	0.17	(0.26)	(0.09)	(0.16)	—	(0.16)
Year ended 9-30-2017	6.51	0.15	(0.12)	0.03	(0.16)	(0.11)	(0.27)
Year ended 9-30-2016	6.30	0.15	0.28	0.43	(0.15)	(0.07)	(0.22)
Year ended 9-30-2015	6.35	0.15	(0.04)	0.11	(0.16)	—	(0.16)
Year ended 9-30-2014	6.34	0.18	0.03	0.21	(0.20)	—	(0.20)
Class N Shares
Year ended 9-30-2018(5)	6.28	0.17	(0.28)	(0.11)	(0.16)	—	(0.16)
Class R Shares
Year ended 9-30-2018(5)	6.28	0.13	(0.28)	(0.15)	(0.12)	—	(0.12)
Class Y Shares
Year ended 9-30-2018(5)	6.28	0.15	(0.29)	(0.14)	(0.13)	—	(0.13)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	For the period from October 16, 2017 (commencement of operations of the class) through September 30, 2018.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2018.

160	Prospectus

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2018	$6.02	-1.72%	$364		1.05%		2.41%		1.05%	2.41%	29%
Year ended 9-30-2017	6.27	0.39	437		0.98		2.09		0.99	2.08	42
Year ended 9-30-2016	6.51	6.58	520		0.97		2.03		0.98	2.02	88
Year ended 9-30-2015	6.30	1.66	1,206		0.95		2.02		0.96	2.01	58
Year ended 9-30-2014	6.34	3.03	1,239		0.96		2.58		0.97	2.57	18
Class B Shares(4)
Year ended 9-30-2018	6.01	-3.18	1		2.56		0.87		—	—	29
Year ended 9-30-2017	6.26	-1.50	1		2.39		0.68		—	—	42
Year ended 9-30-2016	6.51	5.31	2		2.31		0.68		—	—	88
Year ended 9-30-2015	6.29	0.21	3		2.26		0.73		—	—	58
Year ended 9-30-2014	6.34	1.70	4		2.25		1.30		—	—	18
Class C Shares
Year ended 9-30-2018	6.01	-2.63	4		1.94		1.48		—	—	29
Year ended 9-30-2017	6.26	-0.46	8		1.85		1.22		—	—	42
Year ended 9-30-2016	6.50	5.65	10		1.85		1.14		—	—	88
Year ended 9-30-2015	6.29	0.56	10		1.87		1.11		—	—	58
Year ended 9-30-2014	6.34	2.08	11		1.89		1.65		—	—	18
Class E Shares
Year ended 9-30-2018(5)	6.01	-2.01	—	*	0.84	(6)	2.78	(6)	—	—	29	(7)
Class I Shares
Year ended 9-30-2018	6.02	-1.41	545		0.72		2.74		—	—	29
Year ended 9-30-2017	6.27	0.68	672		0.69		2.39		—	—	42
Year ended 9-30-2016	6.51	6.88	752		0.67		2.28		—	—	88
Year ended 9-30-2015	6.30	1.80	2		0.67		2.41		—	—	58
Year ended 9-30-2014	6.35	3.33	25		0.67		2.87		—	—	18
Class N Shares
Year ended 9-30-2018(5)	6.01	-1.77	44		0.57	(6)	3.06	(6)	—	—	29	(7)
Class R Shares
Year ended 9-30-2018(5)	6.01	-2.43	—	*	1.35	(6)	2.27	(6)	—	—	29	(7)
Class Y Shares
Year ended 9-30-2018(5)	6.01	-2.16	—	*	1.00	(6)	2.62	(6)	—	—	29	(7)

Prospectus	161

IVY CROSSOVER CREDIT FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2018	$10.26	$0.30	$(0.56)	$(0.26)	$(0.27)	$(0.09)	$(0.36)
Year ended 9-30-2017(4)	10.00	0.13	0.23	0.36	(0.10)	—	(0.10)
Class E Shares
Year ended 9-30-2018	10.26	0.31	(0.57)	(0.26)	(0.27)	(0.09)	(0.36)
Year ended 9-30-2017(4)	10.00	0.13	0.23	0.36	(0.10)	—	(0.10)
Class I Shares
Year ended 9-30-2018	10.26	0.33	(0.56)	(0.23)	(0.30)	(0.09)	(0.39)
Year ended 9-30-2017(4)	10.00	0.15	0.22	0.37	(0.11)	—	(0.11)
Class N Shares
Year ended 9-30-2018	10.26	0.33	(0.56)	(0.23)	(0.30)	(0.09)	(0.39)
Year ended 9-30-2017(4)	10.00	0.15	0.22	0.37	(0.11)	—	(0.11)
Class R Shares
Year ended 9-30-2018	10.25	0.25	(0.57)	(0.32)	(0.21)	(0.09)	(0.30)
Year ended 9-30-2017(4)	10.00	0.10	0.23	0.33	(0.08)	—	(0.08)
Class Y Shares
Year ended 9-30-2018	10.26	0.30	(0.56)	(0.26)	(0.27)	(0.09)	(0.36)
Year ended 9-30-2017(4)	10.00	0.13	0.23	0.36	(0.10)	—	(0.10)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from April 3, 2017 (commencement of operations of the class) through September 30, 2017.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

162	Prospectus

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2018	$9.64	-2.56%	$12		0.90%		3.07%		1.19%		2.78%		85%
Year ended 9-30-2017(4)	10.26	3.51	11		0.90	(5)	2.63	(5)	0.95	(5)	2.58	(5)	112	(6)
Class E Shares
Year ended 9-30-2018	9.64	-2.54	—	*	0.87		3.09		1.11		2.85		85
Year ended 9-30-2017(4)	10.26	3.48	1		0.96	(5)	2.56	(5)	1.00	(5)	2.52	(5)	112	(6)
Class I Shares
Year ended 9-30-2018	9.64	-2.41	23		0.65		3.33		1.06		2.92		85
Year ended 9-30-2017(4)	10.26	3.72	18		0.65	(5)	2.89	(5)	0.83	(5)	2.71	(5)	112	(6)
Class N Shares
Year ended 9-30-2018	9.64	-2.41	1		0.65		3.31		0.90		3.06		85
Year ended 9-30-2017(4)	10.26	3.72	1		0.65	(5)	2.87	(5)	0.69	(5)	2.83	(5)	112	(6)
Class R Shares
Year ended 9-30-2018	9.63	-3.13	—	*	1.45		2.51		1.69		2.27		85
Year ended 9-30-2017(4)	10.25	3.29	1		1.45	(5)	2.07	(5)	1.48	(5)	2.04	(5)	112	(6)
Class Y Shares
Year ended 9-30-2018	9.64	-2.56	1		0.90		3.06		1.29		2.67		85
Year ended 9-30-2017(4)	10.26	3.51	1		0.90	(5)	2.63	(5)	1.08	(5)	2.45	(5)	112	(6)

Prospectus	163

IVY GOVERNMENT SECURITIES FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2018	$5.43	$0.06		$(0.19)	$(0.13)	$(0.07)	$—	$(0.07)
Year ended 9-30-2017	5.60	0.06		(0.16)	(0.10)	(0.07)	—	(0.07)
Year ended 9-30-2016	5.51	0.06		0.10	0.16	(0.07)	—	(0.07)
Year ended 9-30-2015	5.49	0.07		0.03	0.10	(0.08)	—	(0.08)
Year ended 9-30-2014	5.51	0.08		(0.01)	0.07	(0.09)	—	(0.09)
Class B Shares(4)
Year ended 9-30-2018	5.43	0.01		(0.18)	(0.17)	(0.03)	—	(0.03)
Year ended 9-30-2017	5.60	0.00	*	(0.16)	(0.16)	(0.01)	—	(0.01)
Year ended 9-30-2016	5.51	0.00	*	0.10	0.10	(0.01)	—	(0.01)
Year ended 9-30-2015	5.49	0.00	*	0.04	0.04	(0.02)	—	(0.02)
Year ended 9-30-2014	5.51	0.01		0.00	0.01	(0.03)	—	(0.03)
Class C Shares
Year ended 9-30-2018	5.43	0.01		(0.18)	(0.17)	(0.03)	—	(0.03)
Year ended 9-30-2017	5.60	0.01		(0.15)	(0.14)	(0.03)	—	(0.03)
Year ended 9-30-2016	5.51	0.01		0.11	0.12	(0.03)	—	(0.03)
Year ended 9-30-2015	5.49	0.02		0.04	0.06	(0.04)	—	(0.04)
Year ended 9-30-2014	5.51	0.03		0.00	0.03	(0.05)	—	(0.05)
Class E Shares
Year ended 9-30-2018(5)	5.43	0.07		(0.19)	(0.12)	(0.08)	—	(0.08)
Class I Shares
Year ended 9-30-2018	5.43	0.08		(0.19)	(0.11)	(0.09)	—	(0.09)
Year ended 9-30-2017	5.60	0.07		(0.15)	(0.08)	(0.09)	—	(0.09)
Year ended 9-30-2016	5.51	0.07		0.11	0.18	(0.09)	—	(0.09)
Year ended 9-30-2015	5.49	0.08		0.04	0.12	(0.10)	—	(0.10)
Year ended 9-30-2014	5.51	0.10		(0.01)	0.09	(0.11)	—	(0.11)
Class N Shares
Year ended 9-30-2018(5)	5.43	0.08		(0.19)	(0.11)	(0.09)	—	(0.09)
Class R Shares
Year ended 9-30-2018(5)	5.43	0.05		(0.20)	(0.15)	(0.05)	—	(0.05)
Class Y Shares
Year ended 9-30-2018(5)	5.43	0.06		(0.19)	(0.13)	(0.07)	—	(0.07)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	These class shares are not available for direct investment. However, they are available for dividend reinvestment and exchange of the same class shares of another Ivy Fund.

(5)	For the period from October 16, 2017 (commencement of operations of the class) through September 30, 2018.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2018.

(8)	Expense ratio based on the period excluding reorganization expenses was 1.00%.

(9)	Expense ratio based on the period excluding reorganization expenses was 0.72%.

164	Prospectus

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2018	$5.23	-2.35%	$71		1.04	%(8)	1.19%		1.16%		1.07%		42%
Year ended 9-30-2017	5.43	-1.73	87		1.02		1.20		1.10		1.04		37
Year ended 9-30-2016	5.60	3.01	118		1.01		1.11		1.07		1.05		43
Year ended 9-30-2015	5.51	1.88	244		1.01		1.18		1.07		1.12		63
Year ended 9-30-2014	5.49	1.35	249		1.02		1.45		1.06		1.41		3
Class B Shares(4)
Year ended 9-30-2018	5.23	-3.22	—	*	2.05		0.11		2.57		-0.41		42
Year ended 9-30-2017	5.43	-2.81	1		2.13		0.01		2.27		-0.13		37
Year ended 9-30-2016	5.60	1.83	1		2.17		-0.05		2.21		-0.09		43
Year ended 9-30-2015	5.51	0.68	1		2.20		-0.01		2.24		-0.05		63
Year ended 9-30-2014	5.49	0.13	2		2.23		0.24		2.27		0.20		3
Class C Shares
Year ended 9-30-2018	5.23	-3.14	1		1.88		0.24		2.16		-0.04		42
Year ended 9-30-2017	5.43	-2.58	2		1.88		0.26		1.95		0.19		37
Year ended 9-30-2016	5.60	2.10	3		1.91		0.21		1.95		0.17		43
Year ended 9-30-2015	5.51	1.04	4		1.84		0.35		1.88		0.31		63
Year ended 9-30-2014	5.49	0.49	5		1.87		0.60		1.91		0.56		3
Class E Shares
Year ended 9-30-2018(5)	5.23	-2.23	—	*	0.90	(6)	1.46	(6)	—		—		42	(7)
Class I Shares
Year ended 9-30-2018	5.23	-2.10	124		0.78	(9)	1.46		0.82		1.42		42
Year ended 9-30-2017	5.43	-1.44	303		0.74		1.38		0.76		1.36		37
Year ended 9-30-2016	5.60	3.33	157		0.70		1.33		0.74		1.29		43
Year ended 9-30-2015	5.51	2.20	2		0.70		1.50		0.74		1.46		63
Year ended 9-30-2014	5.49	1.67	2		0.69		1.78		0.73		1.74		3
Class N Shares
Year ended 9-30-2018(5)	5.23	-1.99	179		0.63	(6)	1.74	(6)	—		—		42	(7)
Class R Shares
Year ended 9-30-2018(5)	5.23	-2.68	—	*	1.41	(6)	0.95	(6)	—		—		42	(7)
Class Y Shares
Year ended 9-30-2018(5)	5.23	-2.41	—	*	1.06	(6)(8)	1.30	(6)	1.09	(6)	1.27	(6)	42	(7)

Prospectus	165

IVY IG INTERNATIONAL SMALL CAP FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains		Total Distributions
Class A Shares
Year ended 9-30-2018	$12.06	$0.10	$0.14	$0.24	$(0.02)	$—		$(0.02)
Year ended 9-30-2017(4)	10.00	0.09	1.97	2.06	—	—		—
Class C Shares
Year ended 9-30-2018	12.00	0.01	0.13	0.14	—	—		—
Year ended 9-30-2017(4)	10.00	0.03	1.97	2.00	—	—		—
Class I Shares
Year ended 9-30-2018	12.08	0.16	0.13	0.29	(0.04)	—	*	(0.04)
Year ended 9-30-2017(4)	10.00	0.11	1.97	2.08	—	—		—
Class N Shares
Year ended 9-30-2018	12.09	0.16	0.11	0.27	(0.04)	—	*	(0.04)
Year ended 9-30-2017(4)	10.00	0.11	1.98	2.09	—	—		—
Class Y Shares
Year ended 9-30-2018	12.06	0.14	0.10	0.24	(0.02)	—		(0.02)
Year ended 9-30-2017(4)	10.00	0.09	1.97	2.06	—	—		—

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from January 10, 2017 (commencement of operations of the class) through September 30, 2017.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

166	Prospectus

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2018	$12.28	1.98%	$18	1.45%		0.79%		1.54%		0.70%		60%
Year ended 9-30-2017(4)	12.06	20.60	13	1.45	(5)	1.11	(5)	1.61	(5)	0.95	(5)	38	(6)
Class C Shares
Year ended 9-30-2018	12.14	1.17	2	2.22		0.11		2.27		0.06		60
Year ended 9-30-2017(4)	12.00	20.00	1	2.17	(5)	0.39	(5)	2.33	(5)	0.23	(5)	38	(6)
Class I Shares
Year ended 9-30-2018	12.33	2.33	66	1.12		1.28		1.34		1.06		60
Year ended 9-30-2017(4)	12.08	20.90	27	1.15	(5)	1.42	(5)	1.45	(5)	1.12	(5)	38	(6)
Class N Shares
Year ended 9-30-2018	12.32	2.28	82	1.13		1.25		1.18		1.20		60
Year ended 9-30-2017(4)	12.09	20.90	1	1.15	(5)	1.41	(5)	1.31	(5)	1.25	(5)	38	(6)
Class Y Shares
Year ended 9-30-2018	12.28	1.98	5	1.45		1.10		1.59		0.96		60
Year ended 9-30-2017(4)	12.06	20.60	1	1.45	(5)	1.11	(5)	1.70	(5)	0.86	(5)	38	(6)

Prospectus	167

IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains		Total Distributions
Class A Shares
Year ended 9-30-2018	$9.47	$0.39	$(1.40)	$(1.01)	$(0.24)	$—		$(0.24)
Year ended 9-30-2017	9.21	0.41	(0.15)	0.26	—	—		—
Year ended 9-30-2016	8.11	0.33	0.77	1.10	—	—		—
Year ended 9-30-2015	9.76	0.34	(1.83)	(1.49)	(0.16)	—	*	(0.16)
Year ended 9-30-2014(4)	10.00	0.16	(0.40)	(0.24)	—	—		—
Class C Shares
Year ended 9-30-2018	9.28	0.31	(1.37)	(1.06)	(0.16)	—		(0.16)
Year ended 9-30-2017	9.09	0.34	(0.15)	0.19	—	—		—
Year ended 9-30-2016	8.06	0.28	0.75	1.03	—	—		—
Year ended 9-30-2015	9.73	0.27	(1.83)	(1.56)	(0.11)	—	*	(0.11)
Year ended 9-30-2014(4)	10.00	0.13	(0.40)	(0.27)	—	—		—
Class E Shares
Year ended 9-30-2018	9.48	0.39	(1.39)	(1.00)	(0.25)	—		(0.25)
Year ended 9-30-2017	9.21	0.42	(0.15)	0.27	—	—		—
Year ended 9-30-2016	8.11	0.35	0.75	1.10	—	—		—
Year ended 9-30-2015	9.76	0.33	(1.82)	(1.49)	(0.16)	—	*	(0.16)
Year ended 9-30-2014(4)	10.00	0.16	(0.40)	(0.24)	—	—		—
Class I Shares
Year ended 9-30-2018	9.54	0.43	(1.41)	(0.98)	(0.28)	—		(0.28)
Year ended 9-30-2017	9.25	0.46	(0.17)	0.29	—	—		—
Year ended 9-30-2016	8.12	0.39	0.74	1.13	—	—		—
Year ended 9-30-2015	9.77	0.36	(1.84)	(1.48)	(0.17)	—	*	(0.17)
Year ended 9-30-2014(4)	10.00	0.17	(0.40)	(0.23)	—	—		—
Class N Shares
Year ended 9-30-2018	9.54	0.44	(1.42)	(0.98)	(0.28)	—		(0.28)
Year ended 9-30-2017	9.25	0.46	(0.17)	0.29	—	—		—
Year ended 9-30-2016	8.12	0.38	0.75	1.13	—	—		—
Year ended 9-30-2015(6)	9.08	0.23	(1.19)	(0.96)	—	—		—
Class R Shares
Year ended 9-30-2018	9.41	0.35	(1.38)	(1.03)	(0.22)	—		(0.22)
Year ended 9-30-2017	9.17	0.39	(0.15)	0.24	—	—		—
Year ended 9-30-2016	8.09	0.32	0.76	1.08	—	—		—
Year ended 9-30-2015	9.74	0.31	(1.82)	(1.51)	(0.14)	—	*	(0.14)
Year ended 9-30-2014(4)	10.00	0.15	(0.41)	(0.26)	—	—		—

168	Prospectus

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2018	$8.22	-11.01%	$12		1.21%		4.28%		1.45%		4.04%		90%
Year ended 9-30-2017	9.47	2.82	13		1.25		4.45		1.63		4.07		63
Year ended 9-30-2016	9.21	13.56	12		1.25		3.90		2.03		3.12		74
Year ended 9-30-2015	8.11	-15.45	26		1.25		3.81		2.21	(9)	2.85		40
Year ended 9-30-2014(4)	9.76	-2.40	20		1.25	(5)	3.70	(5)	2.18	(5)(10)	2.77	(5)	18	(7)
Class C Shares
Year ended 9-30-2018	8.06	-11.56	2		1.86		3.54		2.10		3.30		90
Year ended 9-30-2017	9.28	2.09	2		1.97		3.81		2.27		3.51		63
Year ended 9-30-2016	9.09	12.78	2		2.00		3.27		2.50		2.77		74
Year ended 9-30-2015	8.06	-16.12	2		2.00		2.98		2.71	(11)	2.27		40
Year ended 9-30-2014(4)	9.73	-2.70	2		2.00	(5)	2.95	(5)	2.85	(5)(12)	2.10	(5)	18	(7)
Class E Shares
Year ended 9-30-2018	8.23	-10.78	2		1.05		4.32		1.29		4.08		90
Year ended 9-30-2017	9.48	2.93	2		1.17		4.60		1.46		4.31		63
Year ended 9-30-2016	9.21	13.56	2		1.26		4.01		1.72		3.55		74
Year ended 9-30-2015	8.11	-15.45	2		1.26		3.72		1.93	(13)	3.05		40
Year ended 9-30-2014(4)	9.76	-2.40	2		1.25	(5)	3.72	(5)	2.09	(5)(14)	2.88	(5)	18	(7)
Class I Shares
Year ended 9-30-2018	8.28	-10.56	80		0.80		4.80		1.23		4.37		90
Year ended 9-30-2017	9.54	3.14	45		0.91		4.96		1.39		4.48		63
Year ended 9-30-2016	9.25	13.92	26		1.00		4.42		1.62		3.80		74
Year ended 9-30-2015	8.12	-15.29	8		1.00		4.00		1.83	(15)	3.17		40
Year ended 9-30-2014(4)	9.77	-2.30	8		1.00	(5)	3.97	(5)	1.99	(5)(16)	2.98	(5)	18	(7)
Class N Shares
Year ended 9-30-2018	8.28	-10.56	41		0.80		4.83		1.05		4.58		90
Year ended 9-30-2017	9.54	3.14	52		0.80		4.95		1.11		4.64		63
Year ended 9-30-2016	9.25	13.92	1		1.00		4.35		1.47		3.88		74
Year ended 9-30-2015(6)	8.12	-10.57	—	*	1.00	(5)	4.03	(5)	1.68	(5)(19)	3.35	(5)	40	(8)
Class R Shares
Year ended 9-30-2018	8.16	-11.23	2		1.50		3.87		1.79		3.58		90
Year ended 9-30-2017	9.41	2.62	2		1.50		4.27		1.97		3.80		63
Year ended 9-30-2016	9.17	13.35	2		1.50		3.77		2.21		3.06		74
Year ended 9-30-2015	8.09	-15.63	2		1.50		3.48		2.54	(17)	2.44		40
Year ended 9-30-2014(4)	9.74	-2.60	2		1.50	(5)	3.47	(5)	2.59	(5)(18)	2.38	(5)	18	(7)

Prospectus	169

IVY PICTET EMERGING MARKETS LOCAL CURRENCY DEBT FUND (Continued)

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains		Total Distributions
Class Y Shares
Year ended 9-30-2018	$9.48	$0.37	$(1.39)	$(1.02)	$(0.24)	$—		$(0.24)
Year ended 9-30-2017	9.21	0.41	(0.14)	0.27	—	—		—
Year ended 9-30-2016	8.11	0.35	0.75	1.10	—	—		—
Year ended 9-30-2015	9.76	0.34	(1.83)	(1.49)	(0.16)	—	*	(0.16)
Year ended 9-30-2014(4)	10.00	0.16	(0.40)	(0.24)	—	—		—

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from April 30, 2014 (commencement of operations of the class) through September 30, 2014.

(5)	Annualized.

(6)	For the period from January 30, 2015 (commencement of operations of the class) through September 30, 2015.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2014.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2015.

(9)	Ratio of expenses to average net assets excluding offering cost was 2.00%.

(10)	Ratio of expenses to average net assets excluding offering cost was 1.80%.

(11)	Ratio of expenses to average net assets excluding offering cost was 2.50%.

(12)	Ratio of expenses to average net assets excluding offering cost was 2.47%.

(13)	Ratio of expenses to average net assets excluding offering cost was 1.72%.

(14)	Ratio of expenses to average net assets excluding offering cost was 1.71%.

(15)	Ratio of expenses to average net assets excluding offering cost was 1.62%.

(16)	Ratio of expenses to average net assets excluding offering cost was 1.61%.

(17)	Ratio of expenses to average net assets excluding offering cost was 2.33%.

(18)	Ratio of expenses to average net assets excluding offering cost was 1.96%.

(19)	Ratio of expenses to average net assets excluding offering cost was 1.47%.

(20)	Ratio of expenses to average net assets excluding offering cost was 1.86%.

170	Prospectus

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class Y Shares
Year ended 9-30-2018	$8.22	-11.00%	$3	1.21%		4.11%		1.45%		3.87%		90%
Year ended 9-30-2017	9.48	2.93	3	1.25		4.48		1.63		4.10		63
Year ended 9-30-2016	9.21	13.56	5	1.25		4.06		1.86		3.45		74
Year ended 9-30-2015	8.11	-15.45	2	1.25		3.73		2.07	(20)	2.91		40
Year ended 9-30-2014(4)	9.76	-2.40	3	1.25	(5)	3.72	(5)	2.24	(5)(20)	2.73	(5)	18	(7)

Prospectus	171

IVY PICTET TARGETED RETURN BOND FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2018	$10.11	$0.16	$(0.18)	$(0.02)	$(0.07)	$—	$(0.07)
Year ended 9-30-2017	10.21	0.09	0.03	0.12	(0.13)	(0.09)	(0.22)
Year ended 9-30-2016(4)	10.00	0.06	0.15	0.21	—	—	—
Class C Shares
Year ended 9-30-2018	10.05	0.09	(0.17)	(0.08)	(0.06)	—	(0.06)
Year ended 9-30-2017	10.16	0.02	0.02	0.04	(0.06)	(0.09)	(0.15)
Year ended 9-30-2016(4)	10.00	0.01	0.15	0.16	—	—	—
Class I Shares
Year ended 9-30-2018	10.13	0.18	(0.18)	0.00 *	(0.07)	—	(0.07)
Year ended 9-30-2017	10.23	0.11	0.03	0.14	(0.15)	(0.09)	(0.24)
Year ended 9-30-2016(4)	10.00	0.08	0.15	0.23	—	—	—
Class N Shares
Year ended 9-30-2018	10.13	0.18	(0.15)	0.03	(0.08)	—	(0.08)
Year ended 9-30-2017	10.24	0.14	0.00 *	0.14	(0.16)	(0.09)	(0.25)
Year ended 9-30-2016(4)	10.00	0.09	0.15	0.24	—	—	—
Class Y Shares
Year ended 9-30-2018	10.11	0.16	(0.18)	(0.02)	(0.07)	—	(0.07)
Year ended 9-30-2017	10.22	0.09	0.02	0.11	(0.13)	(0.09)	(0.22)
Year ended 9-30-2016(4)	10.00	0.06	0.16	0.22	—	—	—

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from January 4, 2016 (commencement of operations of the class) through September 30, 2016.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2016.

(7)	Ratio of expenses to average net assets excluding offering cost was 1.22%.

(8)	Ratio of expenses to average net assets excluding offering cost was 1.14%.

(9)	Ratio of expenses to average net assets excluding offering cost was 1.89%.

(10)	Ratio of expenses to average net assets excluding offering cost was 1.77%.

(11)	Ratio of expenses to average net assets excluding offering cost was 0.98%.

(12)	Ratio of expenses to average net assets excluding offering cost was 0.87%.

(13)	Ratio of expenses to average net assets excluding offering cost was 0.85%.

(14)	Ratio of expenses to average net assets excluding offering cost was 0.74%.

(15)	Ratio of expenses to average net assets excluding offering cost was 1.22%.

(16)	Ratio of expenses to average net assets excluding offering cost was 1.02%.

172	Prospectus

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2018	$10.02	-0.22%	$21	1.22%		1.56%		1.39%		1.39%		152%
Year ended 9-30-2017	10.11	1.20	20	1.24	(7)	0.88		1.43		0.69		190
Year ended 9-30-2016(4)	10.21	2.10	19	1.27	(5)(8)	0.88	(5)	1.55	(5)	0.60	(5)	90	(6)
Class C Shares
Year ended 9-30-2018	9.91	-0.85	4	1.92		0.86		2.09		0.69		152
Year ended 9-30-2017	10.05	0.46	4	1.91	(9)	0.21		2.10		0.02		190
Year ended 9-30-2016(4)	10.16	1.60	4	1.90	(5)(10)	0.15	(5)	2.18	(5)	-0.13	(5)	90	(6)
Class I Shares
Year ended 9-30-2018	10.06	0.03	123	1.00		1.79		1.21		1.58		152
Year ended 9-30-2017	10.13	1.43	111	1.00	(11)	1.13		1.22		0.91		190
Year ended 9-30-2016(4)	10.23	2.30	74	1.00	(5)(12)	1.02	(5)	1.30	(5)	0.72	(5)	90	(6)
Class N Shares
Year ended 9-30-2018	10.08	0.25	89	0.87		1.79		1.05		1.61		152
Year ended 9-30-2017	10.13	1.45	155	0.87	(13)	1.37		1.07		1.17		190
Year ended 9-30-2016(4)	10.24	2.40	2	0.87	(5)(14)	1.17	(5)	1.16	(5)	0.88	(5)	90	(6)
Class Y Shares
Year ended 9-30-2018	10.02	-0.22	4	1.22		1.55		1.44		1.33		152
Year ended 9-30-2017	10.11	1.17	4	1.24	(15)	0.88		1.46		0.66		190
Year ended 9-30-2016(4)	10.22	2.20	4	1.15	(5)(16)	0.89	(5)	1.55	(5)	0.49	(5)	90	(6)

Prospectus	173

IVY PINEBRIDGE HIGH YIELD FUND

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A Shares
Year ended 9-30-2018	$10.15	$0.48	$(0.30)	$0.18	$(0.49)	$(0.03)	$(0.52)
Year ended 9-30-2017(4)	10.00	0.16	0.10	0.26	(0.11)	—	(0.11)
Class I Shares
Year ended 9-30-2018	10.15	0.51	(0.31)	0.20	(0.51)	(0.03)	(0.54)
Year ended 9-30-2017(4)	10.00	0.17	0.10	0.27	(0.12)	—	(0.12)
Class N Shares
Year ended 9-30-2018	10.15	0.51	(0.32)	0.19	(0.51)	(0.03)	(0.54)
Year ended 9-30-2017(4)	10.00	0.17	0.10	0.27	(0.12)	—	(0.12)
Class R Shares
Year ended 9-30-2018	10.15	0.43	(0.31)	0.12	(0.43)	(0.03)	(0.46)
Year ended 9-30-2017(4)	10.00	0.14	0.11	0.25	(0.10)	—	(0.10)

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from May 18, 2017 (commencement of operations of the class) through September 30, 2017.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended September 30, 2017.

174	Prospectus

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Class A Shares
Year ended 9-30-2018	$9.81	1.71%	$8	1.00%		4.83%		1.11%		4.72%		81%
Year ended 9-30-2017(4)	10.15	2.64	6	1.00	(5)	4.22	(5)	—		—		60	(6)
Class I Shares
Year ended 9-30-2018	9.81	2.10	46	0.72		5.14		1.00		4.86		81
Year ended 9-30-2017(4)	10.15	2.72	22	0.72	(5)	4.55	(5)	0.87	(5)	4.40	(5)	60	(6)
Class N Shares
Year ended 9-30-2018	9.80	2.00	32	0.72		5.10		0.83		4.99		81
Year ended 9-30-2017(4)	10.15	2.72	35	0.72	(5)	4.44	(5)	0.73	(5)	4.43	(5)	60	(6)
Class R Shares
Year ended 9-30-2018	9.81	1.19	1	1.47		4.35		1.57		4.25		81
Year ended 9-30-2017(4)	10.15	2.50	1	1.46	(5)	3.74	(5)	—		—		60	(6)

Prospectus	175

Appendix A: Hypothetical Investment and Expense Information

The following charts provide additional hypothetical information about the effect of the expenses of the Funds included below (see note on page A-7), including investment advisory fees and other Fund costs, on the Fund’s assumed returns over a ten-year period.

Each chart shows the estimated cumulative expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of shares. Each chart also assumes that the Fund’s annual expense ratio stays the same throughout the ten-year period (except for Class B shares, which convert to Class A shares after you have held them for eight years and except for any contractual expense waivers currently in place) and that all dividends and other distributions are reinvested. The annual expense ratio used in each chart is the same as stated in the Fees and Expenses table of this Prospectus regarding the Fund (and thus may not reflect any voluntary fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge (Load) that might be imposed on the purchase of shares (and deducted from the hypothetical initial investment of $10,000) is reflected in the Hypothetical Expenses column. The hypothetical investment information does not reflect the effect of charges, if any, normally applicable to redemptions of shares (e.g., CDSC). If redemption charges, if any, were reflected, the amounts shown in the Hypothetical Expenses column would be higher, and the amounts shown in the Hypothetical Ending Investment column would be lower. Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

Ivy Cash Management Fund — Class A

Annual expense ratio			0.74%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$75.57	$10,426.00
2	10,426.00	521.30	10,947.30	78.79	10,870.14
3	10,870.14	543.50	11,413.65	82.15	11,333.21
4	11,333.21	566.66	11,899.87	85.65	11,816.01
5	11,816.01	590.80	12,406.91	89.30	12,319.37
6	12,319.37	615.96	12,935.34	93.10	12,844.17
7	12,844.17	642.20	13,486.38	97.07	13,391.34
8	13,391.34	669.56	14,060.90	101.20	13,961.81
9	13,961.81	698.09	14,659.90	105.51	14,556.58
10	14,556.58	727.82	15,284.41	110.01	15,176.69
Cumulative Total				$918.35

Ivy Cash Management Fund — Class B

Annual expense ratio			1.64%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$166.75	$10,336.00
2	10,336.00	516.80	10,852.80	172.35	10,683.28
3	10,683.28	534.16	11,217.45	178.14	11,042.24
4	11,042.24	552.11	11,594.36	184.13	11,413.26
5	11,413.26	570.66	11,983.93	190.32	11,796.75
6	11,796.75	589.83	12,386.59	196.71	12,193.12
7	12,193.12	609.65	12,802.78	203.32	12,602.81
8	12,602.81	630.14	13,232.95	210.15	13,026.26
Converts from Class B to Class A			Annual Expense Ratio: 0.74%
9	13,026.26	651.31	13,677.58	98.44	13,581.18
10	13,581.18	679.05	14,260.24	102.64	14,159.74
Cumulative Total				$1,702.95

Prospectus	A-1

Ivy Cash Management Fund — Class C

Annual expense ratio			1.68%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$170.78	$10,332.00
2	10,332.00	516.60	10,848.60	176.45	10,675.02
3	10,675.02	533.75	11,208.77	182.31	11,029.43
4	11,029.43	551.47	11,580.90	188.37	11,395.61
5	11,395.61	569.78	11,965.39	194.62	11,773.94
6	11,773.94	588.69	12,362.64	201.08	12,164.83
7	12,164.83	608.24	12,773.08	207.76	12,568.71
8	12,568.71	628.43	13,197.14	214.65	12,985.99
9	12,985.99	649.29	13,635.29	221.78	13,417.12
10	13,417.12	670.85	14,087.98	229.14	13,862.57
Cumulative Total				$1,986.94

Ivy Corporate Bond Fund — Class A

Annual expense ratio			1.03%
Maximum front-end sales charge			5.75%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$9,896.25	$674.00	$9,799.17
2	9,799.17	489.95	10,289.13	102.93	10,188.19
3	10,188.19	509.41	10,697.60	107.02	10,592.67
4	10,592.67	529.63	11,122.30	111.27	11,013.20
5	11,013.20	550.66	11,563.86	115.68	11,450.42
6	11,450.42	572.52	12,022.94	120.28	11,905.00
7	11,905.00	595.25	12,500.25	125.05	12,377.63
8	12,377.63	618.88	12,996.51	130.02	12,869.02
9	12,869.02	643.45	13,512.47	135.18	13,379.92
10	13,379.92	668.99	14,048.92	140.54	13,911.11
Cumulative Total				$1,761.97

Ivy Corporate Bond Fund — Class B

Annual expense ratio			2.54%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$257.12	$10,246.00
2	10,246.00	512.30	10,758.30	263.44	10,498.05
3	10,498.05	524.90	11,022.95	269.93	10,756.30
4	10,756.30	537.81	11,294.11	276.57	11,020.90
5	11,020.90	551.04	11,571.95	283.37	11,292.02
6	11,292.02	564.60	11,856.62	290.34	11,569.80
7	11,569.80	578.49	12,148.29	297.48	11,854.42
8	11,854.42	592.72	12,447.14	304.80	12,146.04
Converts from Class B to Class A			Annual Expense Ratio: 1.03%
9	12,146.04	607.30	12,753.34	127.58	12,628.24
10	12,628.24	631.41	13,259.65	132.65	13,129.58
Cumulative Total				$2,503.28

A-2	Prospectus

Ivy Corporate Bond Fund — Class C

Annual expense ratio			1.93%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$195.96	$10,307.00
2	10,307.00	515.35	10,822.35	201.97	10,623.42
3	10,623.42	531.17	11,154.59	208.17	10,949.56
4	10,949.56	547.47	11,497.04	214.57	11,285.71
5	11,285.71	564.28	11,850.00	221.15	11,632.18
6	11,632.18	581.60	12,213.79	227.94	11,989.29
7	11,989.29	599.46	12,588.76	234.94	12,357.36
8	12,357.36	617.86	12,975.23	242.15	12,736.73
9	12,736.73	636.83	13,373.57	249.59	13,127.75
10	13,127.75	656.38	13,784.14	257.25	13,530.77
Cumulative Total				$2,253.69

Ivy Corporate Bond Fund — Class E

Annual expense ratio			0.83%
Maximum front-end sales charge			2.50%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$487.50	$10,237.50	$352.61	$10,156.57
2	10,156.57	507.82	10,664.40	106.05	10,580.10
3	10,580.10	529.00	11,109.10	109.64	11,021.29
4	11,021.29	551.06	11,572.35	113.38	11,480.88
5	11,480.88	574.04	12,054.92	117.27	11,959.63
6	11,959.63	597.98	12,557.61	121.33	12,458.35
7	12,458.35	622.91	13,081.26	125.56	12,977.86
8	12,977.86	648.89	13,626.75	129.96	13,519.04
9	13,519.04	675.95	14,194.99	134.54	14,082.78
10	14,082.78	704.13	14,786.92	139.32	14,670.03
Cumulative Total				$1,449.66

Ivy Corporate Bond Fund — Class I

Annual expense ratio			0.70%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$71.50	$10,430.00
2	10,430.00	521.50	10,951.50	74.57	10,878.49
3	10,878.49	543.92	11,422.41	77.78	11,346.26
4	11,346.26	567.31	11,913.57	81.13	11,834.15
5	11,834.15	591.70	12,425.86	84.62	12,343.02
6	12,343.02	617.15	12,960.17	88.25	12,873.77
7	12,873.77	643.68	13,517.46	92.05	13,427.34
8	13,427.34	671.36	14,098.71	96.01	14,004.72
9	14,004.72	700.23	14,704.95	100.14	14,606.92
10	14,606.92	730.34	15,337.27	104.44	15,235.02
Cumulative Total				$870.49

Prospectus	A-3

Ivy Corporate Bond Fund — Class N

Annual expense ratio			0.56%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$57.24	$10,444.00
2	10,444.00	522.20	10,966.20	59.78	10,907.71
3	10,907.71	545.38	11,453.09	62.43	11,392.01
4	11,392.01	569.60	11,961.61	65.21	11,897.82
5	11,897.82	594.89	12,492.71	68.10	12,426.08
6	12,426.08	621.30	13,047.38	71.13	12,977.80
7	12,977.80	648.89	13,626.69	74.28	13,554.01
8	13,554.01	677.70	14,231.71	77.58	14,155.81
9	14,155.81	707.79	14,863.60	81.03	14,784.33
10	14,784.33	739.21	15,523.55	84.63	15,440.75
Cumulative Total				$701.41

Ivy Corporate Bond Fund — Class R

Annual expense ratio			1.34%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$136.45	$10,366.00
2	10.366.00	518.30	10,884.30	141.44	10,745.39
3	10.745.39	537.26	11,282.66	146.62	11,138.67
4	11.138.67	556.93	11,695.61	151.98	11,546.35
5	11.546.35	577.31	12,123.67	157.55	11,968.94
6	11.968.94	598.44	12,567.39	163.31	12,407.01
7	12.407.01	620.35	13,027.36	169.29	12,861.10
8	12.861.10	643.05	13,504.16	175.49	13,331.82
9	13.331.82	666.59	13,998.41	181.91	13,819.77
10	13.819.77	690.98	14,510.75	188.57	14,325.57
Cumulative Total				$1,612.61

Ivy Corporate Bond Fund — Class Y

Annual expense ratio			0.97%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$98.95	$10,403.00
2	10,403.00	520.15	10,923.15	102.94	10,822.24
3	10,822.24	541.11	11,363.35	107.09	11,258.37
4	11,258.37	562.91	11,821.29	111.40	11,712.08
5	11,712.08	585.60	12,297.69	115.89	12,184.08
6	12,184.08	609.20	12,793.29	120.56	12,675.10
7	12,675.10	633.75	13,308.86	125.42	13,185.91
8	13,185.91	659.29	13,845.20	130.48	13,717.30
9	13,717.30	685.86	14,403.17	135.73	14,270.11
10	14,270.11	713.50	14,983.61	141.20	14,845.19
Cumulative Total				$1,189.66

A-4	Prospectus

Ivy Government Securities Fund — Class A

Annual expense ratio			1.00%
Maximum front-end sales charge			4.25%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$522.66	$9,958.00
Termination Date of Contractual Waiver: 7/31/2020			Annual Expense Ratio: 1.12%
2	9,958.00	497.90	10,455.90	113.69	10,344.37
3	10,344.37	517.21	10,861.58	118.10	10,745.73
4	10,745.73	537.28	11,283.01	122.68	11,162.66
5	11,162.66	558.13	11,720.79	127.44	11,595.77
6	11,595.77	579.78	12,175.56	132.39	12,045.69
7	12,045.69	602.28	12,647.97	137.52	12,513.06
8	12,513.06	625.65	13,138.72	142.86	12,998.57
9	12,998.57	649.92	13,648.50	148.40	13,502.91
10	13,502.91	675.14	14,178.06	154.16	14,026.83
Cumulative Total				$1,719.90

Ivy Government Securities Fund — Class B

Annual expense ratio			2.13%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$216.05	$10,287.00
Termination Date of Contractual Waiver: 7/31/2020			Annual Expense Ratio: 2.60%
2	10,287.00	514.35	10,801.35	270.67	10,533.88
3	10,533.88	526.69	11,060.58	277.16	10,786.70
4	10,786.70	539.33	11,326.03	283.81	11,045.58
5	11,045.58	552.27	11,597.86	290.63	11,310.67
6	11,310.67	565.53	11,876.20	297.60	11,582.13
7	11,582.13	579.10	12,161.23	304.74	11,860.10
8	11,860.10	593.00	12,453.10	312.06	12,144.74
Converts from Class B to Class A			Annual Expense Ratio: 1.12%
9	12,144.74	607.23	12,751.98	138.66	12,615.96
10	12,615.96	630.79	13,246.76	144.04	13,105.46
Cumulative Total				$2,535.42

Prospectus	A-5

Ivy Government Securities Fund — Class C

Annual expense ratio			1.88%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$190.93	$10,312.00
Termination Date of Contractual Waiver: 7/31/2020			Annual Expense Ratio: 2.13%
2	10,312.00	515.60	10,827.60	222.79	10,607.95
3	10,607.95	530.39	11,138.35	229.19	10,912.40
4	10,912.40	545.62	11,458.02	235.76	11,225.58
5	11,225.58	561.27	11,786.86	242.53	11,547.76
6	11,547.76	577.38	12,125.15	249.49	11,879.18
7	11,879.18	593.95	12,473.14	256.65	12,220.11
8	12,220.11	611.00	12,831.12	264.02	12,570.83
9	12,570.83	628.54	13,199.37	271.60	12,931.61
10	12,931.61	646.58	13,578.19	279.39	13,302.75
Cumulative Total				$2,442.35

Ivy Government Securities Fund — Class E

Annual expense ratio			0.87%
Maximum front-end sales charge			2.50%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$487.50	$10,237.50	$336.57	$10,152.67
2	10,152.67	507.63	10,660.30	90.15	10,571.98
3	10,571.98	528.59	11,100.57	93.87	11,008.60
4	11,008.60	550.43	11,559.03	97.75	11,463.25
5	11,463.25	573.16	12,036.42	101.78	11,936.69
6	11,936.69	596.83	12,533.52	105.99	12,429.67
7	12,429.67	621.48	13,051.16	110.37	12,943.02
8	12,943.02	647.15	13,590.17	114.92	13,477.56
9	13,477.56	673.87	14,151.44	119.67	14,034.19
10	14,034.19	701.70	14,735.90	124.61	14,613.80
Cumulative Total				$1,295.68

Ivy Government Securities Fund — Class I

Annual expense ratio			0.72%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$73.54	$10,428.00
Termination Date of Contractual Waiver: 7/31/2020			Annual Expense Ratio: 0.78%
2	10,428.00	521.40	10,949.40	83.05	10,868.06
3	10,868.06	543.40	11,411.46	86.55	11,326.69
4	11,326.69	566.33	11,893.02	90.21	11,804.68
5	11,804.68	590.23	12,394.91	94.01	12,302.83
6	12,302.83	615.14	12,917.97	97.98	12,822.01
7	12,822.01	641.10	13,463.11	102.12	13,363.10
8	13,363.10	668.15	14,031.26	106.43	13,927.02
9	13,927.02	696.35	14,623.38	110.92	14,514.75
10	14,514.75	725.73	15,240.48	115.60	15,127.27
Cumulative Total				$960.41

A-6	Prospectus

Ivy Government Securities Fund — Class N

Annual expense ratio			0.60%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$61.32	$10,440.00
2	10,440.00	522.00	10,962.00	64.01	10,899.36
3	10,899.36	544.96	11,444.32	66.83	11,378.93
4	11,378.93	568.94	11,947.87	69.77	11,879.60
5	11,879.60	593.98	12,473.58	72.84	12,402.30
6	12,402.30	620.11	13,022.42	76.05	12,948.00
7	12,948.00	647.40	13,595.40	79.39	13,517.72
8	13,517.72	675.88	14,193.60	82.89	14,112.50
9	14,112.50	705.62	14,818.12	86.53	14,733.45
10	14,733.45	736.67	15,470.12	90.34	15,381.72
Cumulative Total				$749.97

Ivy Government Securities Fund — Class R

Annual expense ratio			1.38%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$140.49	$10,362.00
2	10,362.00	518.10	10,880.10	145.58	10,737.10
3	10,737.10	536.85	11,273.95	150.85	11,125.78
4	11,125.78	556.28	11,682.07	156.31	11,528.54
5	11,528.54	576.42	12,104.96	161.97	11,945.87
6	11,945.87	597.29	12,543.16	167.83	12,378.31
7	12,378.31	618.91	12,997.23	173.91	12,826.40
8	12,826.40	641.32	13,467.73	180.20	13,290.72
9	13,290.72	664.53	13,955.26	186.73	13,771.85
10	13,771.85	688.59	14,460.44	193.49	14,270.39
Cumulative Total				$1,657.36

Ivy Government Securities Fund — Class Y

Annual expense ratio			1.00%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$102.00	$10,400.00
Termination Date of Contractual Waiver: 7/31/2020			Annual Expense Ratio: 1.02%
2	10,400.00	520.00	10,920.00	108.19	10,813.92
3	10,813.92	540.69	11,354.61	112.49	11,244.31
4	11,244.31	562.21	11,806.52	116.97	11,691.83
5	11,691.83	584.59	12,276.42	121.63	12,157.17
6	12,157.17	607.85	12,765.03	126.47	12,641.02
7	12,641.02	632.05	13,273.07	131.50	13,144.14
8	13,144.14	657.20	13,801.34	136.73	13,667.27
9	13,667.27	683.36	14,350.64	142.18	14,211.23
10	14,211.23	710.56	14,921.79	147.83	14,776.84
Cumulative Total				$1,245.99

Note: Each of the Ivy Funds included above in this Appendix A was a party to a reorganization with a corresponding series of the Waddell & Reed Advisors Funds (each, a WRA Fund). Pursuant to such reorganizations, each WRA Fund was reorganized out of existence. The above Hypothetical Investment and Expense Information was historically included in the WRA Fund prospectus and will continue to be shown in the Ivy Funds prospectus on a going-forward basis.

Prospectus	A-7

Appendix B: Intermediary Sales Charge Discounts and Waivers

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund(s) or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase a Fund’s shares directly from the Fund or through another intermediary to receive such waivers or discounts. Please see the section entitled Your Account — Choosing a Share Class for more information on sales charges and waivers available for different classes.

The information in this Appendix is part of, and incorporated into, the Funds’ prospectus.

PURCHASES THROUGH MERRILL LYNCH

Shareholders purchasing Fund shares through a Merrill Lynch platform or brokerage account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ prospectus or SAI.

Front-End Sales Load Waivers on Class A Shares available at Merrill Lynch

∎

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

∎	Shares purchased by or through a 529 Plan.

∎	Shares purchased through a Merrill Lynch affiliated investment advisory program.

∎	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform.

∎	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable).

∎	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

∎	Shares exchanged from Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date.

∎	Employees and registered representatives of Merrill Lynch or its affiliates and their family members.

∎	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this Prospectus.

∎

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

CDSC Waivers on Class A, B and C Shares available at Merrill Lynch

∎	Death or disability of the shareholder.

∎	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus.

∎	Return of excess contributions from an IRA Account.

∎	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2.

∎	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch.

∎	Shares acquired through a right of reinstatement.

∎	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee-based accounts or platforms (applicable to A and C shares only).

Front-End load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

∎	Breakpoints as described in this Prospectus.

∎

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Prospectus	B-1

∎	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable).

PURCHASES THROUGH AMERIPRISE FINANCIAL

Automatic exchange of Class C shares:

Class C shares automatically will exchange to Class A shares in the month of the 10-year anniversary of the purchase date.

Front-End Sales Load Waivers on Class A Shares available at Ameriprise Financial:

The following information applies to Class A share purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Shareholders purchasing Fund shares through an Ameriprise Financial platform or brokerage account will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Funds’ prospectus or SAI:

∎

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

∎	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

∎

Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).

∎	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

∎

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

∎	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

∎

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

∎

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).

PURCHASES THROUGH MORGAN STANLEY

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds’ Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Morgan Stanley Wealth Management

∎

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

∎	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

∎	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

∎	Shares purchased through a Morgan Stanley self-directed brokerage account

∎

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

∎

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

B-2	Prospectus

IVY FUNDS

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286-2501

Legal Counsel

Stradley Ronon Stevens & Young, LLP

191 N. Wacker Drive; Suite 1601

Chicago, Illinois 60606-1890

Independent Registered

Public Accounting Firm

Deloitte & Touche LLP

1100 Walnut Street; Suite 3300

Kansas City, Missouri

64106-2129

Investment Manager

Ivy Investment Management Company

6300 Lamar Avenue

P.O. Box 29217

Shawnee Mission, Kansas

66201-9217

913.236.2000

800.777.6472

Distributor

Ivy Distributors, Inc.

6300 Lamar Avenue

P.O. Box 29217

Shawnee Mission, Kansas

66201-9217

913.236.2000

800.777.6472

Transfer Agent

WI Services Company

6300 Lamar Avenue

P.O. Box 29217

Shawnee Mission, Kansas

66201-9217

913.236.2000

800.777.6472

Accounting Services Agent

WI Services Company

6300 Lamar Avenue

P.O. Box 29217

Shawnee Mission, Kansas

66201-9217

913.236.2000

800.777.6472

IVY FUNDS

You can get more information about each Fund in the —

∎

Statement of Additional Information (SAI), which contains detailed information about a Fund, particularly the investment policies and practices. You may not be aware of important information about a Fund unless you read both the prospectus and the SAI. The current SAI is on file with the SEC, and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of this Prospectus).

∎

Annual and Semiannual Reports to Shareholders, which detail a Fund’s actual investments and include financial statements as of the close of the particular annual or semiannual period. The Annual Report also contains a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the year covered by the report.

∎

Appendix B to the Prospectus — Intermediary Sales Charge Discounts and Waivers, which contains more information about specific sales charge discounts and waivers available for shareholders who purchase Fund shares through a specific financial intermediary.

To request a copy of a Fund’s current SAI or copies of its most recent Annual and Semiannual Reports, without charge, or for other inquiries, contact the Fund or Ivy Distributors, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual Reports also may be requested via e-mail at prospectus.request@waddell.com and are available, without charge, at www.ivyinvestments.com.

Information about the Funds (including the current SAI and most recent Annual and Semiannual Reports) is available from the SEC’s web site at http://www.sec.gov and also may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

IVY DISTRIBUTORS, INC.

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913.236.2000

800.777.6472

IVYPRO-SEP (01-19)

The SEC file number for Ivy Funds is: 811-06569

IVY FUNDS

Ticker
FIXED INCOME FUNDS	Class A	Class B	Class C	Class E	Class I	Class N	Class R	Class Y

Ivy Apollo Strategic Income Fund	IAPOX		ICPOX		IIPOX	IRPOX		IYPOX

Ivy California Municipal High Income Fund	IMHAX		IMHCX		IMHIX			IMHYX

Ivy Corporate Bond Fund	IBJAX	IBJBX	IBJCX	IBJEX	IBJIX	IBJNX	IBJRX	IBJYX

Ivy Crossover Credit Fund	ICKAX			ICKEX	ICKIX	ICKNX	ICKRX	ICKYX

Ivy Government Securities Fund	IGJAX	IGJBX	IGJCX	IGJEX	IGJIX	IGJNX	IGJRX	IGJYX

Ivy Pictet Emerging Markets Local Currency Debt Fund	IECAX		IECCX	IECEX	IECIX	IMMCX	IECRX	IECYX

Ivy Pictet Targeted Return Bond Fund	IRBAX		IRBCX		IRBIX	IRBRX		IRBYX

Ivy PineBridge High Yield Fund	IPNAX				IPNIX	IPNNX	IPNRX

GLOBAL/INTERNATIONAL FUND

Ivy IG International Small Cap Fund	IVJAX		IVJCX		IVJIX	IVJRX		IVJYX

SPECIALTY/ALLOCATION FUND

Ivy Apollo Multi-Asset Income Fund	IMAAX		IMACX		IMAIX	IMURX		IMAYX

MONEY MARKET FUND

Ivy Cash Management Fund	IAAXX	IABXX	IACXX

6300 Lamar Avenue

P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

913-236-2000

800-777-6472

January 31, 2019

STATEMENT OF ADDITIONAL INFORMATION

Ivy Funds (Trust) is an open-end management investment company that currently consists of 45 separate series, 11 of which (each, a Fund and collectively, the Funds) are listed above. This Statement of Additional Information (SAI) is not a prospectus. Investors should read this SAI in conjunction with the prospectus for the Trust dated January 31, 2019 (Prospectus), which may be obtained, without charge, upon request, from the Trust or its principal underwriter and distributor, Ivy Distributors, Inc. (IDI), at the address or telephone number shown above.

This SAI incorporates by reference information that appears in the Funds’ Annual Reports, which are delivered to all current shareholders. To obtain a copy of the Funds’ most recent Annual and/or Semiannual Reports, without charge, contact the Trust or IDI at the address or telephone numbers above. Copies of the Annual and/or Semiannual Reports also are available at www.ivyinvestments.com.

Ivy Cash Management Fund, Ivy Corporate Bond Fund and Ivy Government Securities Fund were recently organized for the purposes of acquiring the assets and liabilities of Waddell & Reed Advisors Cash Management (Ivy Cash Management Predecessor Fund), Waddell & Reed Advisors Bond Fund (Ivy Corporate Bond Predecessor Fund) and Waddell & Reed Advisors Government Securities Fund (Ivy Government Securities Predecessor Fund), respectively (each also referred to as a “Predecessor Fund” and, collectively, the “Predecessor Funds”).

As noted above, 27 series of the Trust, all of which have a fiscal year end of March 31, are not included in this SAI. The information for these Funds is contained in a separate prospectus and SAI dated July 31, 2018. In addition, information regarding the 5 Ivy ProShares Funds is contained in a separate prospectus and SAI dated January 31, 2019, and information regarding the Ivy Funds with a fiscal year end of June 30 is contained in a separate prospectus and SAI dated October 31, 2018.

FUND HISTORY

The Trust was organized as a Delaware statutory trust on November 13, 2008. On April 1, 2010, each of the then-existing series of the Trust became the successor either to one of the series of Ivy Funds, Inc., organized as a Maryland corporation on January 29, 1992, or to one of the series of Ivy Funds, organized as a Massachusetts business trust on December 21, 1983. The Trust has 45 separate series. This SAI provides disclosure for 11 of these series.

Effective April 3, 2017, Ivy Emerging Markets Local Currency Debt Fund changed its name to Ivy Pictet Emerging Markets Local Currency Debt Fund and Ivy Targeted Return Bond Fund changed its name to Ivy Pictet Targeted Return Bond Fund.

Effective April 30, 2018, Ivy Bond Fund changed its name to Ivy Corporate Bond Fund.

THE FUNDS, THEIR INVESTMENTS, RELATED RISKS AND RESTRICTIONS

Each Fund is a mutual fund, an investment that pools shareholders’ money and invests it toward a specified objective. Each Fund is an open-end management investment company and a series of the Trust. Each Fund is classified as diversified under the Investment Company Act of 1940, as amended (1940 Act), except for Ivy Pictet Emerging Markets Local Currency Debt Fund and Ivy Pictet Targeted Return Bond Fund.

This SAI supplements the information contained in the Prospectus and contains more detailed information about the investment strategies and policies that the Funds’ investment manager, Ivy Investment Management Company (IICO), or a Fund’s investment subadviser, if applicable (IICO or a subadviser, also referred to herein as the Investment Manager), may employ and the types of instruments in which a Fund may invest in pursuit of the Fund’s objective(s). A summary of the risks associated with these instrument types and investment practices is included as well.

Unless otherwise indicated, the Investment Manager may buy the types of instruments and use the investment techniques described below, subject to any applicable investment policies and restrictions. The Investment Manager might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by a Fund’s investment policies and restrictions. The Investment Manager buys an instrument or uses a technique only if it believes that doing so is in pursuit of a Fund’s objective(s). See Investment Restrictions for a listing of the fundamental and non-fundamental, or operating, policies.

The Investment Manager might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by a Fund’s investment policies and restrictions. The Investment Manager buys an instrument or uses a technique only if it believes that doing so will help a Fund achieve its objective(s).

Recent Market Conditions

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in volatility in the financial markets, both U.S. and foreign. It is uncertain how long these conditions will continue.

These market conditions have resulted, and may continue to result, in fixed-income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Department of the Treasury (Treasury), causing the prices of these securities to rise and the yields to decline. The reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Illiquidity in these markets may mean there is less money available to purchase raw materials and goods and services, which may, in turn, bring down the prices of these economic staples. The values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to project the duration of these market conditions. The severity or duration of these conditions also may be affected by policy changes made by governments or quasi-governmental organizations. Changes in market conditions will not have the same impact on all types of securities.

Further, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. In particular, the impact of financial regulation legislation by governments or quasi-governmental organizations on the markets and the practical implications for market participants may not be fully known for some time.

Interest rates have been unusually low in recent years in the U.S. and abroad. In December 2015, the Federal Open Market Committee of the Federal Reserve raised the target range for the Federal funds rate, marking only the second such interest rate hike in nearly a decade. The Federal Reserve has subsequently raised the target range eight additional times since then, most recently in December 2018. Because there is little precedent for this situation, it is difficult to predict the impact of these rate increases and any future rate increases on various markets. An increase in interest rates may impact various markets. In addition, there is the risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, which is known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The risk of investing in Europe may be heightened due to a June 2016 referendum in which the United Kingdom voted to exit the European Union (EU). The country’s departure (known as “Brexit”) sparked depreciation in the value of the British pound, short-term declines in the stock markets and heightened risk of continued economic volatility worldwide. In March 2017, the United Kingdom invoked Article 50 of the Lisbon Treaty to withdraw from the EU, which provided the United Kingdom two years to negotiate an exit deal with the EU. However, significant uncertainty has persisted during this time regarding how negotiations relating to the United Kingdom’s withdrawal will be conducted, as well as the potential timeframe and consequences for Brexit. On November 25, 2018, EU leaders approved the terms of the United Kingdom’s withdrawal from the EU, which the United Kingdom’s Parliament has yet to ratify. Even if the United Kingdom does not ratify the withdrawal agreement, it is anticipated that the United Kingdom will leave the EU on March 29, 2019. If the UK leaves the EU at that time without finalizing agreements on trade, finance and other key elements (often called a “hard Brexit”), the relationship between the United Kingdom and EU would be based on the World Trade Organization rules, under which there would be customs and regulatory checks, and tariffs imposed on goods that the United Kingdom exports. In addition, there would be no 21-month post-Brexit transition period. A hard Brexit would mean the United Kingdom would leave Europe’s single market and customs union, which could hurt global financial stability. While it is not possible to determine the precise impact these events may have on a Fund, during this period and beyond, the impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in negative impacts, such as increased volatility and illiquidity, and potentially lower economic growth, on markets in the United Kingdom, Europe and globally, which may adversely affect the value of a Fund’s investments. In addition, Brexit can create actual or perceived additional economic stresses for the United Kingdom, including potential for decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and possible declines in business and consumer spending, as well as foreign direct investment. Moreover, the United Kingdom is one of the EU’s largest economies; its departure also may negatively impact the EU and Europe by triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region). If one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

It is impossible to predict the effects of these or similar events in the future on the Funds, though it is possible that these or similar events could have a significant adverse impact on the net asset value (NAV) and/or risk profile of a Fund.

Ivy California Municipal High Income Fund

Municipal Bonds. Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various public purposes. The two main kinds of municipal bonds are general obligation bonds and revenue bonds. For general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source.

The municipal securities in which Ivy California Municipal High Income Fund invests are generally issued by the State of California, a municipality of California, or a political subdivision of either, and pay interest that is exempt from regular Federal and California income taxes. The Fund also may invest to a lesser extent in municipal securities issued by other U.S. states, or by U.S. territories and possessions (such as the District of Columbia, the U.S. Virgin Islands, Puerto Rico or Guam) that are exempt from regular Federal and California income taxes. See Special Considerations Relating to California Municipal Securities below.

State and local government authorities and agencies may issue a special type of municipal bond called private activity bonds (PABs). The Fund may purchase a PAB only if the interest on it is exempt from Federal income taxation, although such interest may be an item of tax preference for purposes of the Federal alternative minimum tax (AMT). In general, PABs are revenue bonds and are issued by or on behalf of public authorities to obtain funds to finance privately operated facilities such as for energy and pollution control. PABs also are used to finance public facilities such as airports and mass transit systems. The credit quality of PABs usually is directly related to the credit standing of the user of the facilities being financed. The Fund may invest an unlimited percentage of its assets in municipal bonds that are PABs.

Municipal leases and participation interests therein are another type of municipal bond (collectively, lease obligations). These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a variety of equipment and facilities. The factors to be considered in determining whether or not any rated municipal lease obligations are liquid include the following: (1) the frequency of trades and quotes for the obligations, (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers, (3) the willingness of dealers to undertake to make a market in the securities, (4) the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer, (5) the likelihood that the marketability of the obligation will be maintained through the time the instrument is held, (6) the credit quality of the issuer and the lessee, and (7) the essentiality to the lessee of the property covered by the lease. Unrated municipal lease obligations are considered illiquid.

The Fund has not held, nor does it intend to hold, municipal lease obligations directly as a lessor of the property, but the Fund may from time to time purchase a participation interest in a municipal lease obligation from a bank or other third party. A participation interest gives the Fund a specified, undivided interest in the municipal lease obligation in proportion to its purchased interest in the total amount of the obligation. Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt, including voter referenda, interest rate limits or public sale requirements. Leases, installment purchases or conditional sale contracts have evolved as means for governmental issuers to acquire property and equipment without being required to meet these constitutional and statutory requirements. Many leases and contracts include non-appropriation clauses providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance restrictions. In determining the liquidity of a municipal lease obligation, IICO will differentiate between direct interests in municipal leases and municipal lease-backed securities, the latter of which may take the form of a lease-purchase agreement as its base. See Asset-Backed Securities. While the former may present liquidity issues, the latter are based on a well-established method of securing payment of a municipal lease obligation.

The Fund also may invest in municipal notes, which include tax anticipation notes (TANs), revenue anticipation notes (RANs), and bond anticipation notes (BANs). TANs are issued to finance working capital needs of municipalities.

Generally, TANs are issued in anticipation of future seasonal tax revenues, such as from income, sales, use and business taxes and are payable from these future revenues. RANs are issued in expectation of receipt of non-tax revenue, such as that available under Federal revenue-sharing programs. BANs are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds provide the funds for the repayment of the BANs.

IICO and the Fund rely on the opinion of bond counsel for an issuer of an obligation in determining whether the interest thereon is excludable from gross income for Federal income tax purposes. Distributions by the Fund may become taxable to shareholders due to noncompliant conduct by a bond issuer, unfavorable changes in Federal or state tax laws, or adverse interpretations of tax laws by the Internal Revenue Service (IRS) or other authorities or because of other factors. Such adverse interpretations or actions could cause interest from a security to become taxable, possibly retroactively, subjecting shareholders to increased tax liability. Nonetheless, the Fund may continue to hold the obligation. If the obligation is sold, a loss might occur upon such sale.

Municipal bonds vary widely as to their interest rates, degree of security and maturity. Bonds are selected on the basis of quality, yield and diversification. Factors that affect the yield on municipal bonds include general money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the nature of the issue. Lower-rated bonds (or unrated bonds of comparable quality as determined by IICO) usually, but not always, have higher yields than similar but higher-rated bonds (or unrated bonds of comparable quality as determined by IICO).

Medium- or lower-rated municipal securities (securities typically rated BBB+ or lower by S&P Global Ratings, a division of S&P Global Inc. (S&P) or comparably rated by another nationally recognized statistical rating organization (NRSRO), or, if unrated, determined by IICO to be of comparable quality) are frequently traded only in markets where the number of potential purchasers and sellers, if any, is very limited. This factor may have the effect of limiting the availability of the securities for purchase by the Fund and also may limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets.

Low-rated securities (securities typically rated BB+ or lower by S&P or comparably rated by another NRSRO, or, if unrated, determined by IICO to be of comparable quality) (commonly called junk bonds) are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness. The market prices of these securities may fluctuate more than high-rated securities and may decline significantly in periods of general economic difficulty. The market for low-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of low-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing low-rated debt securities than with respect to higher-rated debt securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for low-rated debt securities, IICO’s research and credit analysis are an especially important part of managing securities of this type held by the Fund. IICO regularly monitors the issuers of low-rated debt securities in the Fund’s portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder if it determines this to be in the best interest of its shareholders. See Specific Securities and Investment Practices — Low-Rated Securities below.

Now or in the future, a NRSRO may use different rating designations for municipal obligations depending on their maturities on issuance or other characteristics.

Defensive Strategies and Temporary Investments. To shorten the average maturity of its portfolio, the Fund may buy municipal bonds that are payable in a relatively short time. This could be either because they were so payable when they were first issued or because they will mature shortly after purchase. Another reason for buying either these short-term municipal bonds or “taxable obligations” (i.e., obligations, the interest on which is subject to Federal income tax), up to the 20% limitation on taxable obligations described below, during normal circumstances is to keep assets at work until appropriate investments in longer-term municipal bonds can be made or in order to have cash available to pay for redemptions.

Short-term municipal bonds or taxable obligations purchased for defensive purposes will be held for as long as IICO believes a temporary defensive posture should be maintained. When bought during normal market conditions, they will be held until appropriate investments in longer-term municipal bonds are made or until they are sold to meet redemptions.

Risks of Certain Types of Municipal Bonds. At any one time, the Fund may invest significantly in revenue bonds, the principal and interest on which are payable from revenues derived from similar projects, including the following: electrical utilities, health care and life care facilities and small industries. A substantial amount of the assets of the Fund, therefore, may be invested in securities that are related in such a way that an economic, business or political development or change affecting one such security may likewise affect the other securities. For example, a declining market for health care facilities might adversely affect the ability of municipalities to make timely payments of principal and interest on revenue bonds to be paid from hospital revenues. The Fund also could have more than 25% of its total assets invested in issuers in the same geographic area.

Many of the lower-rated municipal bonds in which the Fund seeks to invest may be PABs. As discussed above under Municipal Bonds, the entity responsible for payment of the principal and interest on PABs usually is the nongovernmental user of the facility being financed by the bond issue. Consequently, to the extent the Fund invests in bonds payable from revenues from facilities or projects in any one industry, it will be subject to the risks inherent in that industry.

For example, a hospital’s gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management and medical capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible Federal legislation limiting the rates of increase of hospital charges. Significant events impacting the hospital industry in any one of these areas might adversely affect the industry’s ability to service its debt or to pay principal when due.

Life care facilities are an alternative form of long-term housing for the elderly. They are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in the process. The facilities also may be impacted by the regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They also may face competition from alternative health care or conventional housing facilities in the private or public sector.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement (MSA). The MSA is a settlement agreement between certain states and U.S. tobacco manufacturers representing approximately 95% of the combined market share of tobacco manufacturers. The MSA provides for payments by the tobacco manufacturers to the states, in perpetuity, in exchange for a release of claims against the manufacturers and a pledge of no further tobacco-related litigation.

A number of states have securitized the future flow of these payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. These bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to the Fund, are highly dependent on the receipt of future settlement payments by the state or its governmental entity, which in turn is dependent on many factors, including, but not limited to, annual U.S. cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. As a result, payments made by tobacco manufacturers could be negatively affected if the decrease in tobacco consumption is significantly greater than the forecasted decline. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers would cause a downward adjustment in the payment amounts. An MSA-participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Certain tobacco settlement revenue bonds are supported by an annual state appropriation to pay any shortfalls in the payment of principal and interest on the bonds and are backed by the revenues of the state. Bonds having this additional layer of credit support present less risk to the Fund than stand-alone MSA bonds.

Auction Rate Securities. The Fund may buy auction rate securities, which are debt securities with an interest rate set at auction. Auction rate securities may be issued by state and local governments, agencies and authorities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The rate is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum rate. The rate set by the auction is the lowest rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities. In addition, there may be no active secondary market for these securities between auctions, and sales conducted on a secondary market may not be on terms favorable to the seller. Since February 2008, numerous auctions have failed due to insufficient demand for securities and have continued to fail for an extended period of time. Failed auctions may adversely impact the liquidity of auction rate securities. Although some issuers of auction rate securities are redeeming or are considering redeeming such securities, such issuers are not obligated to do so, and therefore, there is no guarantee that a liquid market will exist for the Fund’s investments in auction rate securities at a time when the Fund wishes to dispose of such securities.

Limited Investment in Other Securities. All of the Fund’s invested assets, other than cash or receivables, must be invested in municipal securities, except that a limited amount of assets may be invested in certain other securities that are referred to in the Prospectus as taxable obligations, which include, among others, repurchase agreements and certain derivative instruments (see discussion below). Under normal conditions, the Fund may invest in taxable obligations only if, after any such investment, not more than 20% of its net assets would consist of taxable obligations. However, as a temporary defensive measure, the Fund may invest up to all of its assets in taxable obligations.

Special Considerations Relating to California Municipal Securities

As described in the Prospectus, under normal circumstances, the Ivy California Municipal High Income Fund will invest at least 80% of its net assets in a diversified portfolio of municipal securities, the income payments from which are exempt from Federal and California income tax. The portfolio of the Fund may include securities issued by the State of California (the “State” or “California”), by its various public bodies (Agencies) and/or by other municipal entities located within the State (securities of all such entities are referred to herein as “California municipal securities”). In addition, the specific California municipal securities in which the Fund will invest will change from time to time. The Fund, therefore, is susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities.

The following information constitutes only a summary of a number of the complex factors which may impact issuers of California municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of California municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of California municipal securities, as well as from other publicly available documents. Such an official statement, together with any updates or supplements thereto, generally may be obtained upon request to the Treasurer’s office of the State of California. Such information has not been independently verified by the Fund and the Fund assumes no responsibility for the completeness or accuracy of such information.

The summary below does not include all of the information pertaining to the budget, receipts and disbursements of the State that ordinarily would be included in various public documents issued thereby, such as an official statement prepared in connection with the issuance of general obligation bonds of the State. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of California municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no assurance on the part of the State to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within California, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of California municipal securities.

General Economic Conditions

California’s economy, the nation’s largest and one of the largest and most diverse in the world, has major sectors in high technology, trade, entertainment, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy. The California economy continues to benefit from broad-based growth. The State’s General Fund budget has achieved structural balance for the last several fiscal years, while also building up reserves. In recent years, the State has paid off billions of dollars of budgetary borrowings, debts and deferrals that were accumulated during the previous recession and years prior. California’s real gross domestic product increased by 2.3% in 2017, and totaled $2.7 trillion at current prices, making it the fifth largest economy in the world. Despite significant budgetary improvements, there remain a number of budget risks that threaten the State’s financial condition, including potentially unfavorable changes to Federal fiscal policies, the uncertain impact of the recent changes in Federal tax law and significant unfunded liabilities of the State’s two main retirement systems. In July 2017, California’s estimated population reached 39.6 million residents, which was 12.0% of the national population.

State Indebtedness and Other Obligations

The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes (RANs) and revenue anticipation warrants (RAWs). State agencies and authorities also can issue revenue obligations for which the State General Fund has no liability.

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General Obligation Bonds. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on such bonds shall be appropriated annually from the State General Fund and all debt service on general obligation bonds is paid from the State General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the State General Fund after the application of monies in the State General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

As of July 1, 2018, the State had approximately $83.3 billion of outstanding general obligation bonds and lease revenue bonds payable principally from the State General Fund or from lease payments. As of July 1, 2018, there were approximately $33.6 billion of authorized and unissued long-term voter-approved general obligation bonds which, when issued, will be payable principally from the State General Fund and approximately $5.3 billion of authorized and unissued lease-revenue bonds. The State is permitted to issue as variable rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding. As of July 1, 2018, the State had outstanding approximately $3.9 billion in variable rate general obligation bonds, representing about 5.21% of the State’s total outstanding general obligation bonds as of that date.

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Commercial Paper Program. General obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issuances, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. The State issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes. As of July 1, 2018, a total of approximately $2.225 billion principal amount of commercial paper is now authorized under agreements with various banks.

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Bank Arrangements. In connection with variable rate obligations and the commercial paper program, the State has entered into a number of reimbursement agreements or other credit agreements with a variety of financial institutions. As of September 25, 2018, the State had a total par amount of $4.32 billion of bank arrangements available.

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Lease-Revenue Debt. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-revenue obligations. Under these arrangements, the State Public Works Board (SPWB), another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings, courthouses or correctional institutions. These facilities are leased to a State agency, the California State University System (CSU) or the Judicial Council under a long-term lease that provides the source of payment of the debt service on the lease-revenue bonds. Certain of the lease-revenue financings are supported by special funds rather than the State General Fund. The State had approximately $9.2 billion in State General Fund-supported lease-revenue obligations outstanding as of July 1, 2018. There were approximately $5.3 billion in authorized and unissued lease-revenue bonds as of July 1, 2018.

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Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the State General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the State General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities, housing, health facilities and pollution control facilities. State agencies and authorities had approximately $66.6 billion aggregate principal amount of revenue bonds and notes, which are non-recourse to the State General Fund outstanding as of June 30, 2018.

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Build America Bonds. In February 2009, the U.S. Congress enacted certain new municipal bond provisions as part of the American Recovery and Reinvestment Act (ARRA), which allowed municipal issuers such as the State to issue “Build America Bonds” (BABs) for new infrastructure investments. BABs are bonds whose interest is subject to Federal income tax, but pursuant to ARRA the U.S. Treasury was to repay the issuer an amount equal to 35% of the interest cost on any BABs issued during 2009 and 2010. The BAB subsidy payments from general obligation bonds are State General Fund revenues to the State, while subsidy payments for lease-revenue bonds are deposited into a fund which is made available to the SPWB for any lawful purpose. Between April 2009 and through December 2010, the State issued a significant amount of BABs, including $13.5 billion of general obligation bonds and $551 million of lease revenue bonds (of which $150 million were redeemed in November 2013). The aggregate amount of the subsidy payments to be received from Fiscal Year 2018-19 through the maturity of these bonds (mostly 20 to 30 years) is approximately $6.55 billion for the general obligation BABs and $163.1 million for the lease-revenue BABs. Starting in March 1, 2013, the BAB subsidy payments were reduced as part of a government-wide “sequestration” of expenditures. The reduction of the BAB subsidy payment is presently scheduled to continue until 2025, although the U.S. Congress can terminate or modify it sooner, or extend it. None of the BAB subsidy payments are pledged to pay debt service, so this reduction does not affect the State’s ability to pay all of its general obligation and lease revenue BABs on time nor have any material impact on the State General Fund.

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Tobacco Settlement Revenue Bonds. In 1998, the State signed the Master Settlement Agreement (MSA) with the four major cigarette manufacturers (the “PMs”), in which the participating manufacturers agreed to make payments to the State in perpetuity. Under a separate memorandum of understanding, half of the money will be paid to the State and half to certain local governments, subject to adjustments. In 2002, the State established a special purpose trust to purchase the tobacco assets and to issue revenue bonds secured by the tobacco settlement revenues. Legislation in 2003 authorized a credit enhancement mechanism that required the Governor to request an appropriation from the State General Fund in the annual budget act for payment of debt service and other related costs in the event tobacco settlement revenues are insufficient.

This credit enhancement mechanism only applies to certain tobacco settlement bonds issued in 2005, 2013, 2015 and 2018 with an outstanding principal amount of approximately $2.12 billion (the “enhanced bonds”). The enhanced bonds are neither general nor legal obligations of the State. However, as described above, the State committed to request the Legislature for a State General Fund appropriation in the event there are insufficient tobacco settlement revenues to pay debt service with respect to the enhanced bonds, and certain other available amounts, including the reserve fund for the enhanced bonds, are depleted. This appropriation has been requested and approved by the Legislature but use of the appropriated moneys has never been required. Draws on the reserve fund for the enhanced bonds in the amount of approximately $7.94 million were used to make required debt service payments on the 2005 bonds in 2011 and 2012. In April 2013, the reserve fund was replenished in full from tobacco revenues. As of July 1, 2018, the balance of the reserve fund for the enhanced bonds is $152.2 million. If, in any future year tobacco settlement revenues are less than required debt service payments on the enhanced bonds in such year, additional draws on the reserve fund will be required and at some point in the future the reserve fund may become fully depleted. The State is not obligated to replenish the reserve fund from the State General Fund, or to request an appropriation to replenish the reserve fund.

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Future Issuance Plans. The Fiscal Year 2018-19 Budget assumes that approximately $3.6 billion of new money general obligation bonds (some of which may initially be in the form of commercial paper notes) and approximately $680 million of lease-revenue bonds are expected to be issued in the current fiscal year. With the continued issuance of authorized but unissued new bond sales to occur in the future, the ratio of debt service on general obligation and lease-revenue supported by the State General Fund, to annual State General Fund revenues and transfers, can be expected to fluctuate in future years. The State General Fund debt ratio is estimated to equal approximately 6.09% in Fiscal Year 2018-19 and 5.71% in Fiscal Year 2019-20. The total offset for general obligation bond debt service is estimated to equal approximately $1.9 billion for Fiscal Year 2018-19 and $2.1 billion for Fiscal Year 2019-20, which will decrease the debt ratio to 4.65% in Fiscal Year 2018-19 and 4.25% in Fiscal Year 2019-20. Initiative measures to authorize an additional $14.38 billion of general obligation bonds have received sufficient signatures to be placed on the November 2018 ballot.

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Cash Flow Borrowings and Management. The majority of State General Fund revenues are received in the latter part of the State’s fiscal year, whereas State General Fund expenditures occur more evenly throughout the fiscal year. The State’s cash flow management program customarily addresses this timing difference by making use of internal borrowing by the State General Fund from special funds and by issuing short-term notes in the capital markets when necessary. Since June 2008, the State General Fund has typically ended each fiscal year with a net borrowing from these special funds. External borrowing typically is done with RANs that are payable not later than the last day of the fiscal year in which they are issued. Prior to Fiscal Year 2015-16, the State has issued RANs in all but one fiscal year since the mid-1980s; such RANs always have been paid at maturity. No RANs were issued in Fiscal Years 2015-16 or Fiscal Year 2016-17 or are planned in Fiscal Years 2017-18 or 2018-19. RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued RAWs, which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any unapplied revenues in the State General Fund on their maturity date, subject to the prior application of such money in the State General Fund to pay certain priority payments in the general areas of education, general obligation debt service, public safety programs, State employee wages and benefits and other specified State General Fund reimbursements.

The State entered Fiscal Year 2017-18 with State General Fund internal loans at June 30, 2017 of only $4.8 billion. The State’s cash position was strong entering Fiscal Year 2018-19, as the General Fund ended the previous year with a positive cash balance of $5.5 billion. Cash flow projections for the balance of the fiscal year show no plan for a RAN borrowing to manage cash requirements, with an estimated cash cushion of unused internal borrowable resources of at least $18 billion at the end of each month. The State’s cash flow for Fiscal Year 2017-18 indicated that internal borrowings were sufficient and available to meet the normal peaks and valleys of the State’s cash needs, while maintaining a cushion of at least $2.5 billion at all times.

Ratings

The current ratings of the State’s general obligation bonds are “Aa3” from Moody’s, “AA-” from Fitch and “AA-” from S&P.

State Funds and Expenditures

The Budget and Appropriations Process. The State’s fiscal year begins on July 1 and ends on June 30. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year. Under State law, the annual proposed budget cannot provide for projected expenditures in excess of projected revenues and balances available from prior fiscal years. Following the submission of the proposed budget, the Legislature takes up the proposal. The voter-approved Balanced Budget Amendment of 2004 (Proposition 58) requires the State to adopt and maintain a balanced budget and establish an additional reserve, and restricts future long-term deficit-related borrowing. Proposition 58 also provides for mid-year adjustments in the event that the budget falls out of balance and the Governor calls a special legislative session to address the shortfall.

The primary source of the annual expenditure authorizations is the Budget Act as approved by the Legislature and signed by the Governor. Pursuant to Proposition 25, enacted on November 2, 2010, and effective immediately, the Budget Act (or other appropriation bills and “trailer bills” which are part of a budget package) must be approved by a majority vote of each House of the Legislature. (This was a reduction from a requirement for a two-thirds vote.) The Governor may reduce or eliminate specific line items in the Budget Act or other bills that amend the Budget Act without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or by the State Constitution. Funds necessary to meet an appropriation are not required to be in the State Treasury at the time an appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

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The State General Fund. The monies of the State are segregated into the State General Fund and over 1,000 other funds, including special, bond, Federal and other funds. The State General Fund consists of revenues received by the

State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of State monies not allocable to another fund. The State General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State. The State General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

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The Special Fund for Economic Uncertainties. The Special Fund for Economic Uncertainties (SFEU) is funded with State General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the State to the State General Fund as necessary to meet cash needs of the State General Fund. The State is required to return monies so transferred without payment of interest as soon as there are sufficient monies in the State General Fund. At the end of each fiscal year, the State is required to transfer from the SFEU to the State General Fund any amount necessary to eliminate any deficit in the State General Fund. In certain circumstances, monies in the SFEU may be used in connection with disaster relief. For budgeting and general accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the State General Fund. For year-end reporting purposes, the State is required to add the balance in the SFEU to the balance in the State General Fund so as to show the total monies then available for State General Fund purposes. The Fiscal Year 2018-19 Budget projects $1.96 billion in the SFEU at the end of the fiscal year.

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The Budget Stabilization Account. Proposition 58 created the BSA in 2004 as a secondary budgetary reserve and established the process for transferring State General Fund revenues to the BSA. In Fiscal Year 2014-15, $1.6 billion was transferred from the State General Fund to the BSA under the provisions of Proposition 58 (the balance in the BSA was $0 from Fiscal Year 2008-09 until Fiscal Year 2014-15). Beginning in Fiscal Year 2015-16, the provisions of Proposition 58 are superseded by Proposition 2, which provides for a stronger rainy day fund that requires both paying down liabilities and saving for a rainy day by making specified deposits into the BSA. Proposition 2 takes into account the State’s heavy dependence on the performance of the stock market and the resulting capital gains. Under current projections, Proposition 2 will result in $15.0 billion in the BSA by Fiscal Year 2021-22 (including a supplemental transfer to the BSA of $2.6 billion in the Fiscal Year 2018-19 Budget) and $11.0 billion in additional reductions of debts and liabilities in its first seven years of operation.

The 2018 Budget Act also created two additional reserves: the Budget Deficit Savings Account (BDSA) and the Safety Net Reserves Fund (SNRF). The BDSA temporarily will hold up the $2.6 billion supplemental BSA deposit until May 2019, which the BSA calculation is updated. The SNRF initially was funded with $200 million under the 2018 Budget Act. Funding allocations will be determined in the future legislation and subaccounts will be established to maintain existing health care benefits and services during economic downturns.

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Interfund Borrowings. Interfund borrowing is used to meet temporary imbalances of receipts and disbursements in the State General Fund. If State General Fund revenue is or will be exhausted, the State may direct the transfer of all or any part of the monies not needed in special funds to the State General Fund. All money so transferred must be returned to the special fund from which it was transferred as soon as there is sufficient money in the State General Fund to do so. Transfers cannot be made which will interfere with the objective for which such special fund was created, or from certain specific funds. As of June 30, 2018, there was $0 in loans from the SFEU and other internal sources to the State General Fund. Such loans are projected to total approximately $4.194 billion as of June 30, 2019.

State Expenditures

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State Appropriations Limit. The State is subject to an annual appropriations limit imposed by the State Constitution (Appropriations Limit). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds or appropriations from funds that do not derive their proceeds from taxes. There are other various types of appropriations excluded from the Appropriations Limit and it may be exceeded in cases of emergency. The Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate “proceeds of taxes” received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 school districts and refunds to taxpayers. The Department of Finance projects appropriations subject to limitation to be approximately $5.6 billion and $7.0 billion under the Appropriations Limit in Fiscal Years 2017-18 and 2018-19, respectively.

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Pension Trusts. The principal retirement systems in which the State participates are the California Public Employees’ Retirement System (CalPERS) and the California State Teachers’ Retirement System (CalSTRS). CalPERS administers the Public Employees’ Retirement Fund (PERF), which is a multiple-employer defined benefit retirement fund. In addition to PERF, CalPERS also administers various other defined benefit plans. As of June 30, 2017, CalPERS had 365,762 active and inactive program members and 604,556 total members. The State’s contribution to PERF has increased from $4.58 billion in Fiscal Year 2014-15 to an estimated $5.85 billion in Fiscal Year 2017-18 and $6.19 billion for Fiscal Year 2018-19.

The obligation of the State to make payments to CalPERS and CalSTRS to fund retirement benefits constitutes a significant financial obligation. CalPERS and CalSTRS each face unfunded future liabilities of tens of billions of dollars. The 2018-19 Governor’s Budget reflects changes in actuarial assumptions made by CalPERS and CalSTRS that significantly increase the pension contributions required from the State General Fund. The CalPERS Board recently reduced the actuarial annual investment earnings assumption from 7.50% to 7.0%, phased in over three fiscal years (Fiscal Years 2017-18 through 2019-20). Similarly, the CalSTRS Board reduced its actuarial annual investment earnings assumption to 7.0% over two fiscal years (Fiscal Years 2017-18 and 2018-19). Those actions increased required State contributions and retirement-related costs payable from the State General Fund are expected to continue to increase in the foreseeable future. On July 12, 2018, CalPERS reported a preliminary 8.6% net return on investment for Fiscal Year 2017-18. On July 20, 2018, CalSTRS reported a 9.0% return on investments for Fiscal Year 2017-18. Both returns exceed the actuarial assumed rates of return.

The State General Fund contributions to CalPERS and CalSTRS are estimated to be approximately $3.6 billion and $3.1 billion, respectively, for Fiscal Year 2018-19. The State also made a one-time $6 billion supplemental pension payment to CalPERS in Fiscal Year 2017-18, which was funded through an internal cash loan to be repaid through expected future Proposition 2 debt repayment funds and special funds. The supplemental pension payment was made in three equal installments, the third and final installment paid on April 17, 2018. The combined contributions to CalPERS and CalSTRS (excluding the $6 billion supplemental payment) represent approximately 4.9% of all State General Fund expenditures for Fiscal Year 2017-18. The combined contributions to CalPERS and CalSTRS represent about 4.8% of all proposed State General Fund expenditures in Fiscal Year 2018-19.

CalSTRS administers an employee benefit trust fund created to administer the State Teachers’ Retirement Plan (STRP). STRP is a cost-sharing, multi-employer, defined benefit plan that provides for retirement, disability and survivor benefits to teachers and certain other employees of the California public school system. As of June 30, 2017, the STRP’s defined benefit program included 1,745 contributing employers, 638,466 active and inactive program members and 933,301 total members. State contributions to CalSTRS have increased from $1.5 billion in Fiscal Year 2014-15 to an estimated $2.8 billion in Fiscal Year 2017-18 and $3.1 billion for Fiscal Year 2018-19.

According to CalSTRS, the biggest source of funding of STRP’s defined benefit program is investment returns, and in calculating the actuarial value of assets, contributions for the past year are added to the actuarial value of assets at the end of the prior year; benefits and expenses are subtracted; an assumed rate of return is added and a portion of market value gains and losses are added or subtracted. The assumed investment rate of return on STRP’s defined benefit program assets (net of investment and administrative expenses) and the assumed interest to be paid on refunds of member accounts are based in part on an inflation assumption of 2.75%.

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Pension System Reform. On August 31, 2012, the Legislature approved a comprehensive pension reform package affecting State and local government, which the Governor signed into law on September 12, 2012. The reform package implements lower defined-benefit formulas with higher retirement ages for new employees hired on or after January 1, 2013, and includes provisions to increase current employee contributions. These reforms do not change the State’s statutory contribution rate to CalSTRS and will not likely have a material effect on State contributions in the short term. However, additional employee contributions, limits on pensionable compensation, and higher retirement ages for new members will reduce pressure on the system’s unfunded liabilities and potentially State contribution levels in the long term. In a preliminary actuarial analysis in 2012, CalPERS estimated savings to the State of $10.3 billion to $12.6 billion over the next 30 years due primarily to increased employee contributions and, as the workforce turns over, lower benefit formulas that will gradually reduce normal costs. Other provisions reduce the risk of the State incurring additional unfunded liabilities.

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Health and Human Services. The State provides welfare benefits to certain adults and children living in California. These benefits generally take the form of cash payments to beneficiaries or programs pursuant to which beneficiaries receive food or employment assistance. Many of these programs are funded with a combination of Federal, State and local funds. The Federal government pays a substantial portion of welfare benefit costs, subject to a requirement that states provide significant matching funds. Federal law imposes detailed eligibility and programmatic requirements in order for states to be entitled to receive Federal funds. Federal law also imposes time limits on program availability for individuals and establishes certain work requirements. The primary Federal law establishing funding and eligibility standards is The Personal Responsibility and Work Opportunity Reconciliation Act of 1996. Significant elements of this law include the Temporary Assistance for Needy Families (TANF), a block grant allocation from the Federal government of $3.7 billion, and the Supplemental Nutrition Assistance Program at the Federal level (referred to as

“CalFresh” in California). The California Work Opportunity and Responsibility to Kids (CalWORKs) contains time limits on receipt of welfare aid. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements. The CalWORKs caseload projections are 424,628 and 407,696 cases in Fiscal Years 2017-18 and 2018-19, respectively.

The State receives an annual TANF block grant of $3.7 billion from the Federal government. In order to qualify for TANF funds, the State must satisfy certain required expenditures, currently totaling $2.9 billion, which are referred to as “Maintenance of Effort” or “MOE.” Under Federal law, the State also is required to demonstrate a 50% work participation rate among all TANF-aided families and a 90% work participation rate among two-parent families. The Federal government determined that the State failed to meet these requirements for Federal Fiscal Years 2007-08 through 2015-16, and the State was therefore subject to $1.8 billion in total penalties. The Federal government waived $587 million in penalties for Federal Fiscal Years 2007-08 through 2010-11 and recalculated the State’s penalties for Fiscal Years 2011-12 through 2014-15 to $758 million. In September 2017, the Federal government determined the State failed to meet the two-parent rate again in Fiscal Year 2015-16 and assessed the State $8.8 million in additional penalties, resulting in $767 million in total penalty liability. The earliest the assessed penalties would be imposed is Federal fiscal year 2018-19.

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Health Care. Medi-Cal, the State’s Medicaid program, is a health care entitlement program for low-income individuals and families who receive public assistance or otherwise lack health care coverage. Federal law requires Medi-Cal to provide a set of basic services and Federal matching funds are available if the State chooses to provide any of numerous optional benefits. The Federal government pays for half of the cost of providing standard program benefits. Medi-Cal serves approximately 34% of all Californians. The increase in Medi-Cal caseload and expenditures since Fiscal Year 2014-15 is largely due to implementation of Federal health care reform. Average monthly caseload for Fiscal Year 2017-18 is estimated to be 13.34 million, with an anticipated decline of 0.12% to 13.33 million in Fiscal Year 2018-19. Medi-Cal expenditures are estimated to be $97.3 billion ($20.3 billion from the State General Fund) in Fiscal Year 2017-18 and $104.4 billion ($23.0 billion from the State General Fund) in Fiscal Year 2018-19.

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Local Governments. The primary units of local government in the State are the 58 counties, which are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There also are nearly 500 incorporated cities and thousands of special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of Proposition 13 in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities and have been required to maintain many services.

The 2004 Budget Act, related legislation and the enactment of Proposition 1A in 2004 and Proposition 22 in 2010, dramatically changed the State-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the “State-local agreement”) in connection with the 2004 Budget Act. One change related to the reduction of the vehicle license fee (VLF) rate from 2% to 0.65% of the market value of the vehicle. In order to protect local governments, which had previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change was replaced by an increase in the amount of property tax that they receive. This worked to the benefit of local governments because the annual backfill amount increased in proportion to the growth in property tax revenues, which historically has grown at a generally higher rate than VLF revenues. This arrangement continues without change in Fiscal Year 2018-19.

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Proposition 98. In 1988, voters approved a combined initiative constitutional amendment and statute called the Classroom Instructional Improvement and Accountability Act (Proposition 98). Proposition 98 changed State funding of public education primarily by guaranteeing K-14 schools a minimum share of State General Fund revenues. Proposition 98 (as modified by Proposition 111 in 1990), guarantees K-14 schools a certain variable percentage of State General Fund revenues, based on certain factors including cost of living adjustments, enrollment and per capita income and revenue growth.

Although the Constitution requires a minimum level of funding for education, the State provides more or less than the minimum guarantee. If the State provides more than is required, the minimum guarantee is increased on an ongoing basis. If the State provides less than required, the minimum guarantee must be suspended in statute with a two-thirds vote of Legislature. The 2018 Budget Act estimates the Proposition 98 minimum guarantee to be $78.4 billion in Fiscal Year 2018-19, an increase of $3.9 billion over the amount assumed for Fiscal Year 2017-18 in the 2017 Budget Act, primarily due to a higher than previously expected revenue forecast. The State General Fund share of the minimum guarantee was $53.4 billion in Fiscal Year 2017-18 and $54.9 billion in Fiscal Year 2018-19.

Constraints on the Budget Process

Over the years, a number of laws and Constitutional amendments have been enacted which have reduced the State’s budgetary flexibility by making it more difficult for the State to raise taxes or restricting or earmarking the use of tax revenues. More recently, a new series of Constitutional amendments have affected the budget process.

Proposition 58 (Balanced Budget Amendment of 2004). Proposition 58 required the State to enact a balanced budget, establish a special reserve in the State General Fund and restricts future borrowing to cover budget deficits. Proposition 58 also required the establishment of the BSA, which generally is funded by annual transfers of specified amounts from the State General Fund, and also prohibited certain future borrowing to cover budget deficits. The provisions of Proposition 58 were superseded by Proposition 2, which went into effect in Fiscal Year 2015-2016.

Local Government Finance (Proposition 1A of 2004). Proposition 1A amended the State Constitution to reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and VLF revenues. Proposition 1A also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates.

Local Government Funds (Proposition 22 of 2010). Proposition 22, which supersedes some parts of Proposition 1A, prohibits any future action by the Legislature to take, reallocate or borrow money raised by local governments for local purposes, and also prohibits changes in the allocation of property taxes among local governments designed to aid State finances. Proposition 22 also supersedes Proposition 1A in that it prohibits the State from borrowing sales taxes or excise taxes on motor vehicle fuels or changing the allocations of those taxes among local governments except pursuant to specified procedures involving public notices and hearings.

Increases in Taxes or Fees (Proposition 26 of 2010). Proposition 26 revised provisions in the State’s Constitution dealing with tax increases. The measure specifies that a two-thirds vote of both houses of the Legislature is required for any increase in any tax on any taxpayer, eliminating the prior practice where a tax increase coupled with a tax reduction is treated as being able to be adopted by majority vote. Furthermore, any increase in a fee beyond the amount needed to provide the specific service or benefit is deemed a tax requiring two-thirds vote. Finally, any tax or fee adopted after January 1, 2010 with a majority vote which would have required a two-thirds vote if Proposition 26 were in place would be repealed after one year from the election date unless readopted by the necessary two-thirds vote.

The Schools and Local Public Safety Protection Act of 2012 (Proposition 30). Proposition 30 provided temporary increases in personal income tax rates for high-income taxpayers and a temporary increase in the State sales tax rate, and specified that the additional revenues will support K-14 public schools and community colleges as part of the Proposition 98 guarantee. Proposition 30 also placed into the State Constitution the current statutory provisions transferring 1.0625% of the State sales tax to local governments to fund the “realignment” program for many services including housing criminal offenders.

The California Children’s Education and Health Care Protection Act of 2016 (Proposition 55). On December 31, 2016, the sales tax provisions of Proposition 30 expired and the personal income tax rates for high-income taxpayers was extended through tax year 2030 by Proposition 55. Under specified conditions, beginning in Fiscal Year 2018-19, Proposition 55 authorizes the use of up to $2 billion in a fiscal year from these revenues for health care.

The California Clean Energy Jobs Act (Proposition 39). Proposition 39 amended state statutes governing corporation taxes by reversing a provision adopted in 2009 giving corporations an option on how to calculate the portion of worldwide income attributable to California. By requiring corporations to base their state tax liability on sales in California, it is estimated that State revenues would be increased by $891 million in Fiscal Year 2017-18, $936 million in Fiscal Year 2018-19 and $980 million by Fiscal Year 2019-20. The measure also, for five years, dedicates 50% (up to $550 million) per year from this increased income to funding of projects that create energy efficiency and clean energy jobs in California.

The Rainy Day Fund (Proposition 2). In November 2014, voters approved Proposition 2, which amended Proposition 58’s required BSA to build a stronger “rainy day” reserve while requiring accelerated debt payment. Proposition 2 provides that, beginning in Fiscal Year 2015-16, 50% of the sum of 1.5% of estimated annual State General Fund revenues and capital gains revenues over 8% of State General Fund tax proceeds (not required to fund Proposition 98) is transferred into the BSA no later than October 1 of each fiscal year unless the transfer is suspended or reduced. For the first 15 years, the remaining 50% will be used for supplemental debt payments and other specified long term liabilities.

State General Fund Revenues. State General revenues in Fiscal Year 2017-18 are projected to total $129.8 billion. Of this amount, personal income tax accounts for $92.0 billion (71%), sales and use tax accounts for $25.4 billion (20%) and corporation tax accounts for $11.3 billion (9%). The 2018 Budget Act projects Fiscal Year 2018-19 revenues to total $133.3 billion. Of this amount, personal income tax accounts for $95 billion (71%), sales and use tax accounts for $26.7 billion (20%), and corporation tax accounts for $12.3 billion (9%).

Proposition 30 provides for an increase in the personal income tax rate of 1.0% for joint filing taxpayers with income above $500,000 and equal to or below $600,000; 2.0% increase for incomes above $600,000 and equal to or below $1,000,000; and 3.0% increase for incomes above $1,000,000. Tax rates for single filers start at incomes one half those for joint filers. The brackets for these higher rates are indexed for inflation each year. It is estimated that the additional revenue from the addition of the three new tax brackets was, or will be, $7.1 billion in Fiscal Year 2016-17 and is projected to be $8.0 billion and $8.3 billion in Fiscal Years 2017-18 and 2018-19, respectively.

Special Fund Revenues. The State Constitution and statutes specify the uses of certain revenue. Such receipts are accounted for in various special funds. In general, special fund revenues comprise three categories of income: (i) receipts from tax levies, which are allocated to specified functions such as motor vehicle taxes and fees and certain taxes on tobacco products; (ii) charges for special services to specific functions, including such items as business and professional license fees; and (iii) rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties). Motor vehicle related taxes and fees are projected to account for approximately 30% of all special fund revenues in Fiscal Year 2018-19. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and VLFs. In Fiscal Year 2018-19, $17 billion is projected to come from the ownership or operation of motor vehicles.

State Economy and Finances

Budget Risks. The State’s budgets are based on a variety of estimates and assumptions. If actual results differ from those assumptions, the State’s financial condition could be adversely or positively affected. There can be no assurance that the State’s financial condition will not be materially and adversely affected by actual conditions or circumstances in the current fiscal year and beyond. While the State projects a multi-year balanced budget, budget risks still exist. Risks with potentially significant State General Fund impact include, but may not be limited to, a threat of recession, Federal fiscal policy, capital gains volatility, health care costs, the levels of the State’s debts and liabilities, geopolitical events, and housing constraints.

Fiscal Year 2017-2018 Budget.

The 2017 Budget Act had the following major components:

1.	Proposition 98. Includes $74.5 billion total funding for Fiscal Year 2017-18, of which $52.6 billion is from the State General Fund.

2.	Higher Education. Includes funding of $15.4 billion for all major segments of higher education, including $14.9 billion from the State General Fund.

3.	Health and Human Services. Includes $60.3 billion, of which $34.8 billion from the State General Fund and $25.4 billion from special funds.

4.	Public Safety. Includes total funding of $13.9 billion, including $11.2 billion from the State General Fund and $2.6 billion from special funds.

On April 4, 2016, the Governor signed legislation that gradually will increase the minimum wage in the State from $10 per hour to $15 per hour by 2023 at the earliest for all businesses in the State. By full implementation, the State General Fund cost is projected to be approximately $3.5 billion annually, primarily for increased wages paid to in-home support services and developmental disability services providers. The legislation signed by the Governor allows the State to pause a scheduled wage increase if certain economic or budget conditions are met.

Fiscal Year 2018-19 Budget. On June 27, 2018, the Governor signed the 2018 Budget Act and related legislation implementing the State Budget for Fiscal Year 2018-19. The Budget continues to pay down debts and liabilities, increases the BSA, invests in education and health care, and maintains a structurally balanced budget through Fiscal Year 2021-22. State General Fund expenditures for Fiscal Year 2018-19 are projected at $138.7 billion, an increase of $11.6 billion (9.2%) compared with a revised estimate of $127.0 billion for Fiscal Year 2017-18. The main components of the increase in expenditures are a $3.8 billion increase in health and human services costs, including a $2.6 billion increase in Medi-Cal local assistance costs, and a $2.9 billion increase in education costs, including a $1.9 billion increase for K-12 education. The 2018 Budget Act has the following major components:

1.	Proposition 98. Includes $78.4 billion total funding for Fiscal Year 2018-19, of which $54.9 billion is from the State General Fund.

2.	Higher Education. Includes funding of $16.6 billion for all major segments of higher education, including $16.1 billion from the State General Fund.

3.	Health and Human Services. Includes $64.3 billion, of which $39.5 billion from the State General Fund and $24.8 billion from special funds.

4.	Public Safety. Includes total funding of $15.0 billion, including $12.1 billion from the State General Fund and $2.9 billion from special funds.

On December 22, 2017, President Trump signed Federal tax reform legislation that will have an as yet undetermined effect on the State General Fund. The State anticipates that the impact of Federal tax reform legislation on the State economy and State General Fund revenues resulting from any actions taken by businesses or wealthy individuals, including changes in behavior in response to this reform, will not be apparent for some time.

Litigation

The State is a party to numerous litigation matters. The following describes only those litigation matters that are pending with service of process on the State accomplished and that have been identified by the State as having a potentially significant fiscal impact upon revenues or expenditures of the State’s General Fund or the amount of the State funds available to be borrowed by the State General Fund. The State makes no representation regarding the likely resolution of these matters.

Action Challenging School Financing. In California School Boards Association v. State of California, the plaintiff has filed an amended complaint that challenges the use of block grant funding to pay for education mandates in the 2012 Budget Act and associated trailer bills. The amended complaint also contends that recent changes to the statutes that control how education mandates are directed and funded violate the requirements of the California Constitution that the State pay local school districts for the costs of state mandated programs. After bifurcating the case, the trial court issued a ruling in favor of the State that addressed certain of plaintiff’s claims, and subsequently dismissed the remaining claims on procedural grounds. Plaintiff appealed. The appellate court affirmed the trial court’s decision on the merits but reversed the dismissal of claims on procedural grounds. Accordingly, this decision will result in some claims returning to the trial court for further proceedings. Plaintiff filed a petition for review of the decision, and the court has accepted the case for review. If it is determined that the State failed to properly pay for mandated educational programs, the State would be limited in the manner in which it funds education going forward.

Actions Challenging Statutes That Reformed California Redevelopment Law. There are approximately 75 pending actions that challenge the statutory process for winding down the affairs of the RDAs. Some of the pending cases contend that various obligations incurred by the RDAs are entitled to payment from certain property tax revenues. For example, in Affordable Housing Coalition v. Sandoval plaintiffs argue that all former RDAs had obligations to pay for affordable housing that should be funded going forward on an implied contracts theory. The court denied a motion for class action status, and subsequently ruled against plaintiffs in this matter and ordered that judgment be entered for the State. Plaintiffs appealed.

Oroville Dam Litigation. The California Department of Water Resources (the Department) administers the State Water Project, which encompasses a complex of dams, reservoirs, pumping facilities, power plants, aqueducts and pipelines owned and operated by the state, including a dam at Lake Oroville. The State Water Project provides water to 29 public agencies, and the Department is compensated by those agencies, under contracts with the Department. On February 7, 2017, erosion was discovered on the lower portion of the main spillway at Lake Oroville. With severe winter storms, releases down the damaged main spillway were unable to prevent the reservoir from overtopping. Water flowed down the emergency spillway, triggering the evacuation of more than 180,000 people downstream of Lake Oroville on February 11, 2017. Several lawsuits have been filed on behalf of individuals, businesses and public agencies, against the Department, asserting damages arising out of these events, including alleged damage to property, business losses, and relocation expenses. Additional lawsuits may be filed. In addition, the Butte County District Attorney seeks to impose up to $51 billion in civil penalties upon the Department. At this time, it is unknown what future net financial impact this litigation may have on the State General Fund.

Tax Refund Cases. A pending case challenges the imposition of limited liability company fees by the Franchise Tax Board. Bakersfield Mall LLC v. Franchise Tax Board was filed as a purported class action on behalf of all limited liability companies operating both in and out of California during the years at issue and is pending in the trial court. A second virtually identical lawsuit also seeks to proceed as a class action. CA-Centerside II, LLC v. Franchise Tax Board. In each case, the individual plaintiff seeks a refund of $56,000 for itself and alleges a purported class of over 50,000 members. The cases are coordinated for hearing, but the coordination trial judge denied the plaintiffs’ joint motion for class certification and plaintiffs appealed. The appellate court reversed the trial court, remanded the case back to the trial court and directed the trial court to certify one or more classes. A petition for review has been filed in the California Supreme Court. If the plaintiffs prevail on the merits on behalf of the classes, the potential refunds could total $1.2 billion.

Harley Davidson, Inc. and Subsidiaries v. California Franchise Tax Board and Abercrombie & Fitch Co. & Subsidiaries v. California Franchise Tax Board both challenge the constitutionality of a State tax code provision, allowing intrastate unitary businesses the option to report their income on a separate rather than combined basis. The trial court in Harley Davidson ruled on the parties’ cross-motions for summary judgment, granting the Board’s motion and denying plaintiff’s motion. Plaintiff appealed. In each of these matters, plaintiff proposed an alternative method of calculating tax, which the State estimated would have a possible one-time fiscal impact on corporate tax revenue of $5 billion and $1.5 billion annually thereafter. At the trial of the Abercrombie matter, the court granted the State’s motion for judgment in its favor at the close of plaintiff’s presentation of its evidence. Plaintiff appealed. At this time, it is unknown what future fiscal impact a potential adverse ruling would actually have on corporation taxes (including potentially rebates of previously collected taxes and reduced future tax revenue) because of the uncertainty regarding the number of businesses which would pay the tax and how taxation on those companies would change as a result of an adverse ruling. However, the fiscal impact could be significant.

A pending case challenges the validity of a Board of Equalization regulation that requires the sales tax on mobile telephones to be based on the full “unbundled” price of the telephone rather than any discounted price that is contingent on a service plan commitment. In Bekkerman et al. v. California Department of Tax and Fee Administration, petitioners seek to invalidate the regulation insofar as it relates to sales in carrier-operated stores. Petitioners filed a second action, a class action lawsuit seeking refunds of any excess sale tax paid. The trial court dismissed the state defendants from the second action on the basis that the class action claim for sales tax refunds was premature. Plaintiffs appealed that ruling and also have amended the complaint in the first action to add a class action claim for sales tax refunds. If plaintiffs are successful in their class action claim, that could result in an order requiring sales tax refunds potentially exceeding $1 billion. Even if plaintiffs are unsuccessful in their appeal and effort to include the class action claim in the first action, they may be able to refile the class action claim against the state at a later date, if they are able to prove in the first action that excess sales tax was paid and other conditions are met.

Environmental Matters. In Consolidated Suction Dredge Mining Cases, environmental and mining interests challenge the State’s regulation of suction dredge gold mining. The Legislature placed a moratorium on all suction dredging until certain conditions are met by the Department of Fish and Wildlife. Plaintiffs, who have pled a class action but have yet to seek certification, claim that as many as 11,000 claims, at a value of $500,000 per claim, have been taken. The trial court initially stayed the matters pending a State Supreme Court ruling in a separate pending matter, addressing whether Federal law preempts state environmental regulation of suction dredge gold mining. The State Supreme Court issued its decision, holding that Federal law does not preempt state regulation, and a petition for writ of certiorari in the U.S. Supreme Court seeking review of that decision was denied. The trial court dismissed the takings claim that had been pled as a class action, without leave to amend. While an appeal has been filed, plaintiffs have agreed to a settlement under which the State would pay $475,000, and a claims bill to appropriate money to pay the settlement has been signed into law by the Governor.

Action Regarding Special Education. Plaintiffs in Morgan Hill Concerned Parents Assoc. v. California Department of Education challenge the oversight and operation by the California Department of Education (CDE) of the Federal Individuals with Disabilities Education Act (IDEA). The complaint alleges that CDE has failed to monitor, investigate, and enforce the IDEA. Under the IDEA, local school districts are responsible for delivering special education directly to eligible students. The complaint seeks injunctive and declaratory relief, and asks the court to retain jurisdiction to monitor the operation of the IDEA by the State. The court has issued a stay of this matter, and plaintiffs may not move to lift the stay before May 2019.

Prison Healthcare Reform. The adult prison health care delivery system includes medical health care and mental health care. There are two significant cases pending in Federal district courts challenging the constitutionality of prison health care. Plata v. Brown is a class action regarding the adequacy of medical health care, and Coleman v. Brown is a class action regarding mental health care. A third case, Armstrong v. Brown is a class action on behalf of inmates with disabilities alleging violations of the Americans with Disabilities Act and Section 504 of the Rehabilitation Act. In Plata the district court appointed a receiver, who took office in April 2006, to run and operate the medical health care portion of the health care delivery system. The Plata Receiver and the Special Master appointed by the Coleman court, joined by the court representative appointed by the Armstrong court, meet routinely to coordinate efforts in these cases. To date, ongoing costs of remedial activities have been incorporated into the State’s budget process. However, at this time, it is unknown what future financial impact this litigation may have on the State General Fund. In March 2015, the court modified its order to update and clarify the process to transition responsibility for inmate medical care back to the State. This transition process is ongoing. In Plata and Coleman, a three-judge panel issued orders requiring the State to meet a final population reduction benchmark by February 28, 2016, and to implement a number of measures designed to reduce the prison population. In January 2015, the State met this court-ordered population benchmark. The three-judge panel’s order requires ongoing oversight until the State demonstrates compliance with the population benchmark is durable.

High-Speed Rail Litigation. In Tos, et al. v. California High-Speed Rail Authority, et al., plaintiffs seek a declaration that a State law enacted in 2016 is an unconstitutional amendment of the high-speed rail bond act and to prevent the California High-Speed

Rail Authority from expending bond proceeds in reliance on the challenged State law. The trial court denied plaintiffs’ requests for a temporary restraining order and a preliminary injunction. Plaintiffs filed an amended complaint adding a claim challenging the approval of the Authority’s plans for expenditure of bond proceeds. In the event of a final decision that prevents the use of bond proceeds, it is possible that the Federal government may require the State to reimburse Federal funds provided for the high-speed rail project if the State fails to provide other matching funds. As of August 2018, the amount of unmatched Federal spending on the project that the State may have to reimburse is approximately $1.5 billion.

Action Regarding State Mandates. Petitioners in Coast Community College District, et al. v. Commission on State Mandates assert that costs for complying with certain laws and regulations prescribing standards for the formation and basic operation of State community colleges are state-mandated costs that must be reimbursed by the State. The trial court denied the petition. The petitioners have appealed. The potential amount of reimbursement of such costs cannot be determined at this time.

Action Regarding Medi-Cal Reimbursements. In Perea, et al. v. Dooley, et al., plaintiffs filed a petition for writ of mandate and complaint for declaratory and injunctive relief on behalf of several individual Medi-Cal participants, a proposed class of all Medi-Cal participants except for those with dual Medicare coverage and three organizations. Petitioners contend that access to care under Medi-Cal is inadequate because reimbursement rates to doctors and clinicians under Medi-Cal are insufficient to attract enough providers, and that this has a disparate impact on Latinos. Petitioners seek an injunction or writ of mandate requiring defendants to raise Medi-Cal reimbursement rates and improve monitoring to ensure that Latino Medi-Cal enrollees receive the same access to medical care as Medicare beneficiaries and individuals covered by employer-sponsored insurance plans. A second case, Deuschel v. California Health and Human Services Agency, et al., makes similar claims regarding the effect of Medi-Cal reimbursement rates on seniors and persons with disabilities, and seeks similar relief. At this time, it is unknown what future financial impact this litigation may have on the State General Fund.

Special Considerations Relating to Municipal Securities of U.S. Territories

In addition to its investments in the obligations of California, the Fund also may invest in obligations of the Commonwealth of Puerto Rico and its public corporations (as well as any other U.S. territories such as Guam, the Virgin Islands, and the Northern Mariana Islands) and their agencies and instrumentalities whose interest is exempt from Federal and applicable state income taxes. Investments in the Commonwealth of Puerto Rico and its public corporations (as well as other U.S. territories) require careful assessment of creditworthiness and other risk factors, including reliance on substantial Federal assistance and favorable tax programs that are subject to phase out by the U.S. Congress. The impact of these phase outs on companies doing business in Puerto Rico is uncertain.

Recent developments have continued to highlight the seriousness of Puerto Rico’s fiscal crisis. In June 2015, Puerto Rico’s governor indicated that Puerto Rico would be unable to continue servicing its debt, which represented a reversal of the government’s previous position. That was followed in September 2015 by the commonwealth’s Fiscal and Economic Growth Plan, which called into question the constitutional protection of Puerto Rico’s general obligation bonds and recommended negotiations to restructure its debt. In April 2016, Puerto Rico passed legislation that would allow the governor to declare a state of emergency that would stop payments on the island’s debts through early 2017. As a result, as of June 1, 2016, the general obligation debt of Puerto Rico was rated Caa3 by Moody’s, CC by S&P, and CC by Fitch; the respective outlooks are negative by Moody’s and S&P and watch negative by Fitch. This reflects that each credit rating firm has downgraded its respective rating of Puerto Rico’s general obligation debt further below investment grade, along with the ratings of certain related Puerto Rico issuers. The below investment-grade credit ratings reflect, in part, Puerto Rico’s default on its debt payments on August 3, 2015, January 4, 2016, and May 2, 2016, as well as continuing concerns regarding a weak economy, structural budget imbalances, impaired access to capital, diminished liquidity, underfunded pensions, and a rising debt burden.

In reaction to these developments, the U.S. Congress approved a law in June 2016 to appoint a financial oversight board for Puerto Rico, as well as provide a framework for debt restructuring. On July 1, 2016, the Puerto Rican government failed to pay almost half of $2 billion in bond payments, marking the commonwealth’s first-ever default on its constitutionally guaranteed debt. On July 7, 2016, S&P downgraded Puerto Rico’s credit rating to default. In January 2017, Puerto Rico stated that it had nearly $70 billion in debt and projected that it would have a deficit of at least $2 billion for its fiscal year ending June 30, 2017, absent any government intervention. As a result of Puerto Rico’s challenging economic environment, its default status could weaken the demand for such securities, prevent those issuers from obtaining the financing they need, and limit their ability to pay interest and principal when due. If the economic conditions in Puerto Rico persist or worsen, the volatility, liquidity, credit quality and performance of its municipal obligations could be severely affected.

Ivy Cash Management Fund (“Cash Management” or “Ivy Cash Management Fund”)

As a money market fund that uses the amortized cost method of valuing its portfolio securities, Cash Management must comply with Rule 2a-7 (Rule 2a-7) under the Investment Company Act of 1940, as amended (1940 Act). Among the primary conditions under Rule 2a-7, investments, including repurchase agreements, are limited to those that are U.S. dollar-denominated and which IICO, pursuant to guidelines established by the Board of Trustees of the Trust (Board), determines present minimal credit risks. In addition, Rule 2a-7 limits investments in securities of any one issuer (except securities issued by the U.S. government or its agencies or instrumentalities (U.S. government securities)) to no more than 5% of the Fund’s total assets. In accordance with Rule 2a-7, the Fund may invest in securities with a remaining maturity of not more than 397 calendar days and the Fund must maintain a dollar-weighted average fund maturity that does not exceed 60 calendar days.

Cash Management may invest only in the money market obligations and instruments listed below.

(1)	U.S. Government Securities: See the section entitled U.S. Government Securities.

(2)

Bank Obligations and Instruments Secured Thereby: Subject to the limitations described above, time deposits, certificates of deposit, bankers’ acceptances and other bank obligations if they are obligations of a bank subject to regulation by the U.S. government (including obligations issued by foreign branches of these banks) or obligations issued by a foreign bank having total assets equal to at least U.S. $500,000,000, and instruments secured by any such obligation.

A bank includes commercial banks and savings and loan associations. Time deposits are monies kept on deposit with U.S. banks or other U.S. financial institutions for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case, the yield of these investments will be reduced.

(3)

Commercial Paper Obligations Including Floating Rate Securities and Variable Rate Master Demand Notes: Commercial paper that IICO has determined presents minimal credit risks. A floating rate security has an interest rate that changes whenever there is a change in a designated base rate. A variable rate master demand note represents a purchasing/selling arrangement of short-term promissory notes under a letter agreement between a commercial paper issuer and an institutional investor.

(4)	Corporate Debt Obligations: Corporate debt obligations that IICO has determined present minimal credit risks.

(5)

Foreign Obligations and Instruments: Subject to the diversification requirements applicable to the Fund under Rule 2a-7, the Fund may invest in foreign bank obligations, obligations of foreign branches of U.S. banks, obligations guaranteed by a bank or a corporation in whose obligations the Fund may invest and commercial paper of an approved foreign issuer. Each of these obligations must be U.S. dollar-denominated. Investments in obligations of U.S. branches of foreign banks will be considered to be U.S. securities if IICO has determined that the nature and extent of Federal and state regulation and supervision of the branch in question is substantially equivalent to Federal and state chartered or U.S. banks doing business in the same jurisdiction.

(6)	Municipal Securities: Municipal securities that IICO has determined present minimal credit risks and are otherwise permissible under Rule 2a-7.

(7)

Certain Other Obligations: Obligations other than those listed in (1) through (6) only if any such other obligation is guaranteed as to principal and interest by either a bank in whose obligations the Fund may invest (see (2) above) or a corporation in whose commercial paper the Fund may invest (see (3) above) and otherwise permissible under Rule 2a-7.

The value of the obligations and instruments in which the Fund invests will fluctuate depending in large part on changes in prevailing interest rates. If these rates go up after the Fund buys an obligation or instrument, its value may go down; if these rates go down, its value may go up. Changes in value and yield based on changes in prevailing interest rates may have different effects on short-term debt obligations than on long-term obligations. Long-term obligations (which often have higher yields) may fluctuate in value more than short-term ones. Changes in interest rates will be more quickly reflected in the yield of a portfolio of short-term obligations than in the yield of a portfolio of long-term obligations.

The Fund operates as a retail money market fund pursuant to Rule 2a-7. Only accounts beneficially owned by natural persons may be invested in the Fund. In addition, the Fund has adopted policies and procedures that permit it to impose liquidity fees on redemptions or to temporarily suspend redemptions (“gating”) if the Fund’s weekly liquid assets fall below a certain threshold and the Board determines such actions to be in the best interest of the Fund, as described in the Prospectus.

Securities - General

The main types of securities in which a Fund may invest, subject to its investment policies and restrictions, include debt securities, common stocks, preferred stocks and convertible securities. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. The equity securities in which a Fund invests may include preferred stock that converts into common stock. A Fund also may invest in preferred stocks rated in any rating category of the NRSROs or unrated preferred stocks, subject to the Fund’s investment policies and restrictions. Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate debt securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. Similarly, debt securities with longer maturities generally are more sensitive to interest rate changes than debt securities with shorter maturities.

Subject to its investment policies and restrictions, a Fund may invest in debt securities rated in any rating category of the NRSROs, including securities rated in the lowest category (securities rated D by S&P or comparably rated by another NRSRO). Debt securities rated D by S&P or comparably rated by another NRSRO are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated at least BBB- by S&P or comparably rated by another NRSRO are considered to be investment grade debt securities; however, securities rated BBB- or comparably rated by another NRSRO may have speculative characteristics and involve greater risk of default or price changes. In addition, a Fund will treat unrated securities determined by the Investment Manager to be of comparable quality to a rated security as having that rating. In the case of a “split-rated” security, which results when NRSROs rate the security at different rating levels (e.g., BBB by S&P and a higher or lower rating by another NRSRO), it is each Fund’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used.

While credit ratings are only one factor the Investment Manager relies on in evaluating high-yield (low-rated) debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and a Fund may retain a portfolio security whose rating has been changed. In addition, a credit rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Credit ratings represent the NRSRO’s opinion regarding the quality of the security and are not a guarantee of quality. See Appendix A to this SAI for a description of these ratings.

Subject to its investment policies and restrictions, a Fund may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security (commonly called “equity-linked debt securities”). The issuer of such debt securities is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and also may be influenced by interest rate changes. In addition, although equity-linked debt securities typically are adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities also are subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

Debt securities may be unsecured and structurally or contractually subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such debt investments may not be protected by financial covenants or limitations upon additional indebtedness. Other factors may materially and adversely affect the market price and yield of such debt investments, including investor demand, changes in the financial condition of the applicable issuer, government fiscal policy and domestic or worldwide economic conditions. Subject to its investment policies and restrictions, certain of the debt instruments in which a Fund may invest may have speculative characteristics. Debt securities may be subject to credit risk, duration risk, extension risk, income risk, interest rate risk, liquidity risk and reinvestment risk, among other risks.

Subject to its investment policies and restrictions, a Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed-income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. A convertible security may be subject to redemption at the option of the issuer at a price established in the security’s offering document. If a convertible security held by a Fund is called for redemption, such Fund will be required to convert it into the underlying stock, sell it to a third party or permit the issuer to redeem the security. Convertible securities typically are issued by smaller capitalized companies whose stock prices may be volatile. Thus, any of these actions could have an adverse effect on a Fund’s ability to achieve its investment objective(s).

Subject to its investment policies and restrictions, a Fund also may invest in contingent convertible securities (CoCos). CoCos are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers generally are linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:

•

Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.

•

Subordinated instruments. CoCos, in the majority of circumstances, will be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Funds, against the issuer in respect of or arising under the terms of the CoCos generally shall rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.

•

Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

Subject to its investment policies and restrictions, a Fund also may invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer’s common stock at the call price that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer also must pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer’s common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock also is subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, however, the market value of the convertible preferred stock is less volatile than the related common stock of the issuer.

Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Funds.

Operational Risks

The Funds and their service providers may be prone to operational and information security risks resulting from, among other problems, human errors, systems and technology disruptions or failures, or breaches in cybersecurity. The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on a Fund or its shareholders. A breach in cybersecurity may be either an intentional or unintentional event that allows an unauthorized party to gain access to fund assets, customer data or proprietary information, or cause a Fund or its service providers to suffer data corruption or lose operational functionality. A breach in cybersecurity may include, among other events, stealing or corrupting customer data or funds, denial of service attacks on websites that prohibit access to electronic systems by customers or employees, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cybersecurity breaches affecting the Funds or their Investment Manager, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Funds and their shareholders. For instance, breaches in cybersecurity may interfere with the processing of shareholder transactions, including the ability to buy and sell shares, impact the Funds’ ability to calculate their NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds or their service providers to regulatory fines or financial losses and/or cause reputational damage. The Funds also may incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks also are present for issues or securities in which the Funds may invest, which could result in material adverse consequences for such issuers, and may cause the Funds’ investment in such companies to lose value. In addition, adverse consequences could result from cybersecurity incidents affecting counterparties with which the Funds engage in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties.

Specific Securities and Investment Practices

Banking Industry and Savings and Loan Obligations

Certificates of deposit are certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers’ acceptances, each Fund may invest in time deposits in banks or savings and loan associations. Time deposits generally are similar to certificates of deposit, but are uncertificated. Each Fund’s investments in certificates of deposit, time deposits, and bankers’ acceptances are limited to obligations of (i) U.S. banks having total assets in excess of $500,000,000 (as of the date of their most recent financial statements at the time of investment), (ii) U.S. banks which do not meet the $500,000,000 asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (FDIC), (iii) savings and loan associations, which have total assets in excess of $500,000,000 and which are members of the FDIC, and (iv) foreign banks if the obligation is, in the opinion of the Investment Manager, of an investment quality comparable to other debt securities which may be purchased by the Fund. Each Fund’s investments in certificates of deposit of savings associations are limited to obligations of Federal or state-chartered institutions whose total assets exceed $500,000,000 and whose deposits are insured by the FDIC. Bank deposits are not marketable, and a Fund may invest in them subject to its investment restrictions regarding illiquid investments, unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

Borrowing

Each Fund may borrow money only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. Proceeds from borrowings will be used for temporary, extraordinary or emergency purposes, including temporary purposes associated with the Interfund Lending Program discussed below. Interest on money borrowed is an expense a Fund would not otherwise incur, and as a result, it may have reduced net investment income during periods of outstanding borrowings. If a Fund does borrow money, its share price may be subject to greater fluctuation until the borrowing is paid off.

Credit-Linked Notes

Subject to its investment policies and restrictions, a Fund may invest in credit-linked notes. A credit-linked note is a structured note whose value is linked to an underlying reference asset. Credit-linked notes typically provide periodic payments of interest, as well as payment of principal upon maturity. The value of the periodic payments and the principal amount payable upon maturity are tied (positively or negatively) to a reference asset, such as an index, government bond, interest rate or currency exchange rate. The ongoing payments and principal upon maturity typically will increase or decrease depending on increases or decreases in the value of the reference asset. A credit-linked note typically is issued by a limited purpose trust or other vehicle and is a direct obligation of the issuing entity. The limited purpose trust or other vehicle, in turn, invests in bonds or a derivative or basket of derivative instruments, such as credit default swaps, interest rate swaps and/or other securities, to provide the exposure set forth in the credit-linked note. The periodic interest payments and principal obligations payable under the terms of the note typically are conditioned upon the entity’s receipt of payments on its underlying investment. If the underlying investment defaults, the periodic payments and principal received by a Fund will be reduced or eliminated. The buyer of a credit-linked note assumes the risk of default by the issuer and the underlying reference asset or entity. Generally, investors in credit-linked notes assume the risk of default by the issuer and the reference entity in return for a potentially higher yield on their investment or access to an investment that they could not otherwise obtain. In the event the issuer defaults or there is a credit event that relates to the reference asset, the recovery rate generally is less than a Fund’s initial investment, and the Fund may lose money.

Foreign Securities and Currencies

Foreign Securities. Subject to its investment policies and restrictions, a Fund may invest in the securities of foreign issuers, including depositary receipts. In general, depositary receipts are securities convertible into and evidencing ownership of securities of foreign corporate issuers, although depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. American depositary receipts (ADRs), in registered form, are U.S. dollar-denominated receipts typically issued by a U.S. bank representing ownership of a specific number of shares in a non-U.S. corporation. ADRs are quoted and traded in U.S. dollars in the U.S. securities market. An ADR is sponsored if the original issuing company has selected a single U.S. bank to serve as its U.S. depositary and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depositary. Companies that sponsor ADRs also must provide their ADR investors with English translations of company information made public in their own country of domicile. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on U.S. stock exchanges. Unsponsored ADRs typically are created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depositary. Unsponsored shares issued after 1983 are not eligible for U.S. stock exchange listings, and they generally do not include voting rights.

Global depositary receipts and European depositary receipts, in bearer form, are foreign receipts evidencing a similar arrangement and are designed for use by non-U.S. investors and traders in non-U.S. markets. Global depositary receipts are designed to facilitate the trading of securities of foreign issuers by U.S. and non-U.S. investors and traders.

The Investment Manager believes that investing in foreign securities involves investment opportunities as well as risks. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies also may differ favorably or unfavorably from U.S. companies in the same industry. Foreign currencies may be stronger or weaker than the U.S. dollar or than each other. Thus, the value of securities denominated in or indexed to foreign currencies, and the value of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. The Investment Manager believes that a Fund’s ability to invest its assets abroad might enable it to take advantage of these differences and strengths.

However, foreign securities and foreign currencies involve additional significant risks, apart from the risks inherent in U.S. investments. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial conditions and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, generally are higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign securities trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. In the event that a Fund holds material positions in such suspended securities, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised and the Fund could incur significant losses.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including: the possibility of expropriation or nationalization of assets; confiscatory taxation; restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars (which also may affect the liquidity of such investments), such as those applicable to certain investments in China; or other government intervention. There may be greater possibility of default by foreign governments or government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Investment Manager will be able to anticipate these potential events or counter their effects.

Certain foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

As a general rule, the country designation for a security for purposes of a Fund’s investment policies and restrictions regarding foreign securities is the issuer’s country of domicile, as indicated by a third-party source (e.g., Bloomberg L.P.). However, pursuant to IICO’s compliance procedures, the Investment Manager may request a different country designation due to certain identified circumstances. For example, an issuer’s country designation could be changed if (i) the issuer derived at least 50% of its revenues or profits in a country other than the country of domicile; (ii) the issuer has at least 50% of its assets in a country other than the country of domicile; or (iii) the issuer’s stock (security) principally is traded (based on total volume traded) in a country other than the country of domicile, provided the issuer does not have more than 50% of its revenues/profits or assets sourced in a single country.

Investments in obligations of U.S. branches of foreign banks will be considered U.S. securities if the Investment Manager has determined that the nature and extent of Federal and state regulation and supervision of the branch in question are substantially equivalent to Federal or state-chartered U.S. banks doing business in the same jurisdiction.

Foreign Currencies. Subject to its investment policies and restrictions, a Fund may purchase and sell foreign currency and invest in foreign currency deposits and may enter into forward currency contracts. The Funds may incur a transaction charge in connection with the exchange of currency. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

Investment in foreign securities usually will involve currencies of foreign countries. Moreover, subject to its investment policies and restrictions, a Fund (other than Ivy Cash Management Fund and Ivy California Municipal High Income Fund) may hold funds temporarily in bank deposits in foreign currencies during the completion of investment programs and may purchase and sell forward foreign currency contracts. Because of these factors, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. Although a Fund’s custodian values the Fund’s assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis, and for certain investments, there may be restrictions imposed by a foreign government on the conversion of its currency to U.S. dollars (or other currencies). Generally, however, a Fund will convert its holdings of foreign currencies into U.S. dollars, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies, which can include other transaction costs. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (that is, cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. For more information regarding a Fund’s use of forward contracts to purchase or sell foreign currencies, see Options, Futures and Other Derivatives Strategies — Forward Currency Contracts.

Because a Fund may invest in both U.S. and foreign securities markets, subject to its investment policies and restrictions, changes in the Fund’s share price may have a low correlation with movements in U.S. markets. Each Fund’s share price will reflect the movements of the different markets in which it invests (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of a Fund’s investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Currencies in which a Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.

A Fund usually effects currency exchange transactions on a spot (that is, cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchange will be incurred when the Fund converts assets from one currency to another. Further, a Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations. For example, in order to realize the value of a foreign investment, the Fund must convert that value, as denominated in its foreign currency, into U.S. dollars using the applicable currency exchange rate. The exchange rate represents the current price of a U.S. dollar relative to that foreign currency; that is, the amount of such foreign currency required to buy one U.S. dollar. If a Fund holds a foreign security which has appreciated in value as measured in the foreign currency, the level of appreciation actually realized by the Fund may be reduced or even eliminated if the foreign currency has decreased in value relative to the U.S. dollar subsequent to the date of purchase. In such a circumstance, the cost of a U.S. dollar purchased with that foreign currency has gone up and the same amount of foreign currency purchases fewer dollars than at an earlier date.

Emerging Market Securities. The risks of investing in foreign countries are intensified in developing countries, or emerging markets. A developing or emerging country is a nation that, in the Investment Manager’s opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France, Germany,

Italy, Japan and Canada. Developing and emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

Unless a Fund contains an alternative definition of an emerging market country in its prospectus (such as Ivy Pictet Emerging Markets Local Currency Debt Fund), the Investment Manager considers countries having developing or emerging markets to be all countries that generally are considered to be developing or emerging countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank) and the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing or emerging.

As noted above, the country designation for a security for purposes of a Fund’s investment policies and restrictions regarding foreign securities is the issuer’s country of domicile, as indicated by a third-party source (e.g., Bloomberg L.P.). Accordingly, a security would be considered issued by a developing or emerging market country if the issuer’s country of domicile is a developing or emerging market country. However, pursuant to IICO’s compliance procedures, the Investment Manager may request a different country designation under the following circumstances: (i) the issuer derived at least 50% of its revenues or profits in a country other than the country of domicile; (ii) the issuer has at least 50% of its assets in a country other than the country of domicile; or (iii) the issuer’s stock (security) principally is traded (based on total volume traded) in a country other than the country of domicile, provided the issuer does not have more than 50% of its revenues/profits or assets sourced in a single country.

Some of the risks to which a Fund may be exposed by investing in securities of developing or emerging markets are: restrictions placed by the government of a developing or emerging country related to investment, currency exchange controls, and repatriation of the proceeds of investment in that country; fluctuation of a developing or emerging country’s currency against the U.S. dollar; unusual price volatility in a developing or emerging country’s securities markets; government involvement in the private sector, including government ownership of companies in which the Fund may invest; limited information about a developing or emerging market; high levels of tax levied by developing or emerging countries on dividends, interest and realized capital gains; the greater likelihood that developing or emerging markets will experience more volatility in inflation rates than developed markets; the greater potential that securities purchased by the Fund in developing or emerging markets may be fraudulent or counterfeit due to differences in the level of regulation, disclosure requirements and recordkeeping practices in those markets; risks related to the liquidity and transferability of investments in certain instruments, such as loan participations, that may not be considered “securities” under local law; settlement risks, including potential requirements for the Fund to render payment prior to taking possession of portfolio securities in which it invests; the possibility of nationalization, expropriation or confiscatory taxation; favorable or unfavorable differences between individual foreign economies and the U.S. economy, such as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency, and balance of payments position; additional costs associated with any investment in non-U.S. securities, including higher custodial fees than typical U.S. custodial arrangements, transaction costs of foreign currency conversions and generally higher commission rates on portfolio transactions than prevail in U.S. markets; relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities; greater social, economic and political instability, including the risk of war; lack of availability of currency hedging or other risk management techniques in certain developing or emerging countries; the fact that companies in developing or emerging countries may be newly organized and may be smaller and less seasoned; differences in accounting, auditing and financial reporting standards; the heightened risks associated specifically with establishing record ownership and custody of securities; and limitations on obtaining and enforcing judgments against non-U.S. residents.

Sukuk. Foreign securities and emerging market securities include sukuk. Sukuk are certificates, similar to bonds, issued by the issuer to obtain an upfront payment in exchange for an income stream to be generated by certain assets of the issuer. Generally, the issuer sells the investor a certificate, which the investor then rents back to the issuer for a predetermined rental fee. The issuer also makes a contractual promise to buy back the certificate at a future date at par value. While the certificate is linked to the returns generated by certain assets of the issuer, the underlying assets are not pledged as security for the certificates, and the Funds (as the investor) are relying on the creditworthiness of the issuer for all payments required by the sukuk. Issuers of sukuk may include international financial institutions, foreign governments and agencies of foreign governments. Underlying assets may include, without limitation, real estate (developed and undeveloped), lease contracts and machinery and equipment.

Foreign Sovereign Debt Obligations. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Illiquid Investments

Illiquid investments are investments that cannot be sold or otherwise disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Investments currently considered to be illiquid include:

(1)	repurchase agreements not terminable within seven days;

(2)

non-negotiable certificates of deposit (typically those not issued in bearer form) and bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand;

(3)	interest-only and principal only stripped asset-backed securities issued by non-governmental issuers;

(4)	swaps, caps, collars and floors;

(5)

restricted securities and securities sold in private placements or otherwise not registered under the Securities Act of 1933, as amended (the 1933 Act) (other than Rule 144A securities and Section 4(a)(2) commercial paper, and master demand notes for which principal and accrued interest is payable on demand or within seven days after demand); and

(6)	unrated municipal lease obligations.

Generally, a swap, cap, collar or floor will be deemed illiquid to the extent of a Fund’s obligations under the transaction.

Illiquid securities also may include Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws), Section 4(a)(2) commercial paper, rated municipal lease obligations and certificates of participation, and interest-only and principal-only stripped mortgage-backed securities that are U.S. government securities. These securities are considered illiquid unless the Investment Manager, acting pursuant to guidelines established by the Board, determines they are liquid.

In addition, a Fund considers foreign securities in its portfolio that are subject to a limitation lasting more than seven days on the repatriation of the proceeds of a sale or other disposition of the securities as illiquid.

The Investment Manager believes that, at times, it is in the best interest of a Fund to be able to invest in illiquid securities up to the maximum amount allowable under the Fund’s investment restriction on illiquid investments. See Investment Restrictions — Non-Fundamental Investment Restrictions. The Investment Manager believes that the risk of investing in illiquid securities is manageable, considering the availability of certain securities that are currently considered illiquid but have widely established trading markets. For example, there has been significant growth in the types and availability of structured products, including: asset backed securities (which also includes many mortgage-backed securities), collateralized bond obligations, collateralized mortgage obligations, collateralized debt obligations and commercial mortgage-backed securities. Since many of these securities are initially offered as individual issues, they often are deemed illiquid. See Mortgage-Backed and Asset-Backed Securities for more information on these types of securities.

Indexed Securities and Structured Notes

Each Fund may invest in structured notes or other indexed securities, subject to its operating policy regarding financial instruments and other applicable restrictions. An example of a “structured note” is a note that is tied to a basket of multiple indices in which an investor receives twice the gains of each index that rises, subject to a cap on the returns with proportionate losses if the index falls. An example of an “indexed security” is a security that guarantees a return higher than the rate of inflation if it is held to maturity (called inflation indexed security). Structured notes or other indexed securities are derivative debt instruments, the interest rate or principal of which is linked to securities, currencies, interest rates, commodities, indices or other financial indicators (reference instruments). Subject to the requirements of Rule 2a-7, Ivy Cash Management Fund may purchase securities, the value of which vary in relation to the value of financial indicators such as other securities, securities indexes or interest rates, as long as the indexed securities are U.S. dollar-denominated. Most structured notes or other indexed securities are fixed-income securities that have maturities of three years or fewer. The interest rate or the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared with a fixed interest rate. The reference instrument need not be related to the terms of the structured note or indexed security.

Structured notes and indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates), and may have return characteristics similar to direct investments in the underlying reference instrument or to one or more options on the underlying reference instrument.

Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes and indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. In addition to the credit risk of the structured note and indexed security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes and indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Further, in the case of certain structured notes and indexed securities, the interest rate may be increased or decreased or the terms may provide that, under certain circumstances, the principal amount payable on maturity may be reduced to zero resulting in a loss to a Fund.

The performance of structured notes and indexed securities depends to a great extent on the performance of the reference instrument to which they are indexed and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, structured notes and indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer’s creditworthiness deteriorates. Structured notes and indexed securities may be more volatile than the reference instrument. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

The Investment Manager will use its judgment in determining whether structured notes or indexed securities should be treated as short-term instruments, bonds, stocks, or as a separate asset class for purposes of a Fund’s investment allocations, depending on the individual characteristics of the securities. Certain structured notes and indexed securities that are not traded on an established market may be deemed illiquid.

Initial Public Offerings

Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities also is difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences (resulting from the recognition of net short-term capital gains, which are taxable to shareholders as ordinary income when distributed to them). The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a Fund’s portfolio as the Fund’s assets increase (and thus have a more limited effect on the Fund’s performance).

Investment Company Securities

Each Fund (other than Ivy Cash Management Fund) may purchase shares of other investment companies only to the extent permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief and subject to its other investment policies and restrictions. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company’s expenses, which could result in duplication of certain fees, including management and administrative fees; therefore, if a Fund acquires shares of an investment company, the Fund’s shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such investment company.

Closed-end Investment Companies. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their NAVs. Shares of closed-end investment companies also may trade at a discount to

NAV, which means a Fund may have to sell shares at a price lower than their NAV per share. Additionally, closed-end investment company shares may be halted or delisted by the listing exchange. Some countries, such as South Korea, Chile and India, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. The 1940 Act restrictions on investments in securities of other investment companies may limit opportunities that some of the Funds otherwise permitted to invest in foreign securities otherwise would have to invest indirectly in certain developing markets. Funds will incur brokerage costs when purchasing and selling shares of closed-end investment companies.

Business Development Companies. Subject to its investment policies and restrictions, a Fund (other than Ivy Cash Management Fund) may invest in shares of business development companies (BDCs). BDCs are a type of closed-end investment company regulated by the 1940 Act and typically invest in and lend to small and medium-sized private companies that may not have access to public equity markets for raising capital. BDCs invest in such diverse industries as healthcare, chemical, manufacturing, technology and service companies. A BDC must invest at least 70% of the value of its total assets in certain asset types, which typically are the securities of private U.S. businesses, and must make available significant managerial assistance to the issuers of such securities. BDCs often offer a yield advantage over other types of securities. Managers of BDCs may be entitled to compensation based on the BDC’s performance, which may result in a manager of a BDC making riskier or more speculative investments in an effort to maximize incentive compensation and higher fees.

Because BDCs typically invest in small and medium-sized companies, a BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group. Accordingly, the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase the BDC’s volatility and risk. Investments made by BDCs generally are subject to legal and other restrictions on resale and are otherwise less liquid than publicly traded securities. The illiquidity of these investments may make it difficult to sell such investments if the need arises, and if there is a need for a BDC in which a Fund invests to liquidate its portfolio quickly, it may realize a loss on its investments. BDCs also may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be disproportionately impacted by the poor performance of a small number of investments, or even a single investment, particularly if a BDC experiences the need to write down the value of an investment, which tends to increase the BDC’s volatility and risk.

Investments in BDCs are subject to management risk, including the ability of the BDC’s management to meet the BDC’s investment objective and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV. Like an investment in other investment companies, a Fund will indirectly bear its proportionate share of any management and other expenses charged by the BDCs in which it invests.

BDCs may employ the use of leverage through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility of the BDC and the possibility that the BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises.

Exchange-Traded Funds (ETFs)

Subject to its investment policies and restrictions, and only to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief, a Fund (other than Ivy Cash Management Fund) may invest in ETFs for various purposes, which may or may not be a registered investment company (i.e., open-end mutual fund). Each of these securities represents shares of beneficial interest in a trust, or series of a trust, that typically holds a proportionate amount of shares of all stocks included in the relevant underlying index. Since most ETFs are a type of investment company, a Fund’s purchases of ETF shares are subject to its investment restrictions regarding investments in other investment companies.

An ETF’s shares have a market price that approximates the NAV of the ETF’s portfolio, which generally is designed to track the designated index or the NAV of the underlying basket of securities, currencies and/or commodities or commodities futures, as applicable. Some ETFs are actively managed and instead of replicating, they seek to outperform a particular index or basket or price of a commodity or currency. ETF shares are exchange-traded and as with other equity transactions, brokers charge a commission in connection with the purchase of shares of ETFs. In addition, an asset management fee is charged against the assets of an ETF (which is charged in addition to the investment management fee paid by a Fund).

Trading costs for ETFs can be higher than those for stock index futures contracts, but, because ETFs trade like other exchange-listed equities, they represent a relatively quick and convenient method of using a Fund’s assets to track the return of a particular stock index.

Investments in an ETF that is a registered investment company (i.e., open-end mutual fund) generally present the same primary risks as investments in a conventional open-end mutual fund that is not exchange-traded. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade at a premium or discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Lending Securities

For the purpose of realizing additional income or offsetting expenses, each Fund may lend portfolio securities up to the maximum amount of its total assets allowed under the 1940 Act (currently, one-third of total assets which, for purposes of this limitation, include the value of collateral received in return for securities loaned). Under a Fund’s securities lending procedures, the Fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by IICO. The creditworthiness of entities to which a Fund makes loans of portfolio securities is monitored by IICO throughout the term of the loan.

If a Fund lends securities, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not loaned the securities. The Fund also receives additional compensation.

In addition, a borrower must collateralize any securities loans that it receives from a Fund in accordance with applicable regulatory requirements (the Guidelines). At the time of each loan, the Fund must receive collateral equal to no less than 102% of the market value of the securities loaned (or 105% of the market value of foreign securities loaned), including any accrued interest thereon. Under the present Guidelines, the collateral must consist of cash or U.S. government securities or bank letters of credit, at least equal in value to the market value of the securities loaned on each day that the loan is outstanding. Such collateral will be marked-to-market daily, and if the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals 102% of the market value of the domestic securities loaned (or 105% of the foreign securities loaned). If the market value of the securities decreases, the borrower is entitled to a return of the excess collateral.

There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for a Fund to receive interest on the investment of the cash collateral or to receive interest on the U.S. government securities used as collateral. Part of the interest received in either case may be shared with the borrower.

The letters of credit that a Fund may accept as collateral are agreements by banks (other than the borrowers of the Fund’s securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Fund, while the letter is in effect, amounts demanded by the Fund if the demand meets the terms of the letter. The Fund’s right to make this demand secures the borrower’s obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Fund’s custodian bank) must be satisfactory to IICO. The Fund will make loans only under rules of the New York Stock Exchange (NYSE), which presently require the borrower to give the securities back to the Fund within five business days after the Fund gives notice to do so. If the Fund loses its voting rights on securities loaned, it will not be able to have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. The Fund may pay reasonable finder’s, administrative and custodian fees in connection with loans of securities.

Some, but not all, of these rules are necessary to meet regulatory requirements relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. The requirements do not cover the rules which may be changed without shareholder vote, as to: (1) whom securities may be loaned; (2) the investment of cash collateral; or (3) voting rights.

There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned increases. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement investment in the market. Additional transaction costs would result, and the value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Until the replacement can be purchased, the Fund will not have the desired level of exposure to the security which the borrower failed to return. Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects the Fund to greater market risk including losses on the collateral and, should the Fund need to look to the collateral in the event of the borrower’s default, losses on the loan secured by that collateral.

Interfund Lending

Pursuant to an exemptive order issued by the SEC, the Ivy Funds together with the Ivy Variable Insurance Portfolios and the InvestEd Portfolios (collectively, the “Funds” only for purposes of this section) will have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (Interfund Lending Program). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (an Interfund Loan), subject to meeting the conditions of the SEC exemptive order. All Interfund Loans would consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a Fund has outstanding bank borrowings, any Interfund Loans to the Fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank loan, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the Interfund Lending Agreement, entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral), and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

A Fund may make an unsecured borrowing under the Interfund Lending Program if its outstanding borrowings from all sources immediately after the borrowing under the Interfund Lending Program are equal to or less than 10% of its total assets, provided that, if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund’s borrowing under the Interfund Lending Program will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after an interfund borrowing under the Interfund Lending Program exceed 10% of its total assets, the Fund may borrow through the Interfund Lending Program on a secured basis only. A Fund may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets.

No Fund may lend to another Fund through the Interfund Lending Program if the loan would cause the lending Fund’s aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. A Fund’s Interfund Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Fund and the borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan is not available from another Fund. Interfund Loans are subject to the risk that the borrowing Fund could be unable to repay the loan when due, and a delay in repayment to a lending Fund could result in a lost opportunity or additional lending costs. No Fund may borrow more than the amount permitted by its investment limitations.

Investments in Chinese Securities

Certain Funds may invest in “A-shares” of certain Chinese companies through various “connect programs” with local stock exchanges in China, such as the Shanghai-Hong Kong Stock Connect Program with the Shanghai Stock Exchange that was launched in 2014 or the Shenzhen-Hong Kong Stock Connect Program with the Shenzhen Stock Exchange that was launched in 2016 or other similar programs (collectively these are referred to as Connect Programs).

Connect Programs serve to link local Chinese stock markets (such as those in Shanghai or Shenzhen) with the Hong Kong stock exchange. Under the Connect Programs, investors in Hong Kong and China can trade and settle shares listed on the other market via the exchange and clearing house in their home market. This means that international investors, who previously were prohibited from investing directly in A-shares on local Chinese exchanges, can access this market.

However, local rules apply, and listed companies that issue A-shares remain subject to the listing requirements in the local market. This means that the Connect Programs are subject to quota limitations, and an investor cannot purchase and sell the same security on the same trading day, which may restrict a Fund’s ability to invest in China A-shares through the Connect Programs and to enter into or exit trades on a timely basis. Connect Programs can operate only when both markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if one or both markets are closed on a U.S. trading day, a Fund may not be able to dispose of its China A-shares in a timely manner, which could adversely affect the Fund’s performance. Only certain China A-shares are eligible to be accessed through the Connect Programs. Such securities may lose their eligibility at any time, in which case they could be sold, but could no longer be purchased through the Connect Programs. Because the Connect Programs are relatively new, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is unknown. In addition, there is no assurance that the necessary systems required to operate the Connect Programs will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems do not function properly, trading through the Connect Programs could be disrupted.

The Connect Programs are subject to regulations promulgated by regulatory authorities for participating exchanges and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact a Connect Program, if the authorities believe it necessary to assure orderly markets or for other reasons. Because the relevant regulations are relatively new and untested, they are subject to change and there is no certainty as to how they will be applied. Investments in China A-shares may not be covered by the securities investor protection programs of a participating exchange and, without the protection of such programs, will be subject to the risk of default by the broker. In the event that the depository, the China Securities Depository and Clearing Corporation Limited (“ChinaClear”), defaulted, the Hong Kong Securities Clearing Company Limited, being the nominee under the Connect Program, has limited responsibility to assist clearing participants in pursuing claims against ChinaClear. Currently, there remains no precedent that the applicable courts in China would accept beneficial owners, rather than the nominee, under the Connect Program to pursue claims directly against ChinaClear in China. Therefore, a Fund may not be able to recover fully its losses from ChinaClear or may be delayed in receiving proceeds as part of any recovery process. A Fund also may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security. A Fund may not be able to participate in corporate actions affecting China A-shares held through the Connect Programs due to time constraints or for other operational reasons. Similarly, a Fund may not be able to appoint proxies or participate in shareholders’ meetings due to current limitations on the use of multiple proxies in China.

Trades on these Connect Programs are subject to certain requirements prior to trading. If these requirements are not completed prior to the market opening, a Fund cannot sell the shares on that trading day. Currently, certain local custodians offer a “bundled brokerage/custodian” solution to address such requirements. However, such solution may limit the number of brokers that a Fund may use to execute trades. An enhanced model also has been implemented by the Hong Kong Stock Exchange, but there are operational and practical challenges for an investor to utilize such enhanced model. If an investor holds 5% or more of the total shares issued by a China A-share issuer, the investor must return any profits obtained from the purchase and sale of those shares if both transactions occur within a six-month period. If a Fund holds 5% or more of the total shares of a China A-share issuer, its profits may be subject to this limitation. In addition, it currently is not clear whether all accounts managed by the Investment Manager and/or its affiliates will be aggregated for purposes of this limitation. If that is the case, it makes it more likely that a Fund’s profits may be subject to this limitation.

Because all trades of eligible China A-shares must be settled in Renminbi (RMB), the Chinese currency, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. The value of the RMB may be subject to a high degree of fluctuation due to changes in interest rates, the imposition of currency controls, or the effects of monetary policies of China, other foreign governments, the United States, central banks or supranational entities. Furthermore, because dividends declared by a Fund will be declared in U.S. dollars and underlying payments received by a Fund from the China A-shares will be made in RMB, fluctuations in exchange rates may adversely affect the dividends that the Fund would pay.

Also, investing in China carries certain political and economic risks. The value of a Fund’s assets may be adversely affected by inadequate investor protection and changes in Chinese laws or regulations. The Chinese economy may differ favorably or unfavorably from the U.S. economy in respects such as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, balance of payments position and sensitivity to changes in global trade. The Chinese government has exercised and continues to exercise significant influence over many aspects of the economy. Accordingly, future government actions could have a significant effect on the country’s economy, which could affect market conditions and prices and yields of China A-shares.

Due to strict controls imposed by the Chinese government, a Fund may invest directly in China A-shares by virtue of relying on a Qualified Foreign Institutional Investor (“QFII”) license obtained by IICO and approved by the China Securities Regulatory Commission. In the event the Fund is unable to trade via a Connect Program, the Fund would be restricted to investing in Chinese securities only to the extent of the quota allotted under the QFII license.

Loans and Other Direct Debt Instruments

Loans. Subject to its investment policies and restrictions, a Fund may purchase loan participations and/or loan assignments (sometimes called bank loans). Loan participations are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, or investment banks). Purchasers of participation interests do not have any direct contractual relationship with the borrower. Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. In an assignment, the Fund purchases an assignment of a portion of a lender’s interest in a loan. In this case, the Fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank’s rights in the loan.

Purchasers of participation interests may be subject to delays, expenses, and risks that are greater than those that would be involved if the purchaser could enforce its rights directly against the borrower. In addition, under the terms of a participation interest, the purchaser may be regarded as a creditor of the intermediate participant (rather than of the borrower), so that the purchaser also may be subject to the risk that the intermediate participant could become insolvent. The agreement between the purchaser and lender who sold the participation interest also may limit the rights of the purchaser to vote on changes that may be made to the loan agreement, such as waiving a breach of a covenant.

Most loan participations are secured, and most impose restrictive covenants that must be met by the borrower. These loans typically are made by a syndicate of banks and institutional investors, which are represented by an agent bank that has negotiated and structured the loan and that is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Typically, under loan agreements, the agent is given broad discretion in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan and retains the corresponding interest in the loan. Floating rate loans may include delayed draw term loans and pre-funded or synthetic letters of credit.

A Fund’s ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by a Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund’s NAV. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing an assignment in a loan. In selecting the loans in which a Fund will invest, however, the Investment Manager will not rely on that credit analysis of the agent bank but will perform its own investment analysis of the borrowers.

The Investment Manager’s analysis may include consideration of the borrower’s financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. The majority of the loans a Fund will invest in will be rated by one or more NRSROs. Investments in loans may be of any quality, including “distressed” loans, and will be subject to the Fund’s credit quality policy. Some floating rate loans and other debt securities are not rated by any NRSRO. Historically, floating rate loans have not been registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific floating rate loan historically has been less extensive than if the floating rate loan were registered or exchange-traded.

Floating rate loans and other debt securities that are fully secured provide more protections than unsecured securities in the event of failure to make scheduled interest or principal payments. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In connection with the restructuring of a floating rate loan or other debt security outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.

Corporate loans in which a Fund may purchase a loan assignment are made generally to provide bridge loans (temporary financing), finance internal growth, mergers, acquisitions (acquiring another company), recapitalizations (reorganizing the assets and liabilities of a borrower), stock purchases, leverage buy-outs (taking over control of a company), dividend payments to sponsors and other corporate activities. Under current market conditions, most of the corporate loans purchased by a Fund will represent loans made to highly leveraged corporate borrowers. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. A Fund may hold investments in loans for a very short period of time when opportunities to resell the investments that the Investment Manager believes are attractive arise.

Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan assignment. To the extent that the Fund is committed to make additional loans under such an assignment, it will at all times, designate cash or securities in an amount sufficient to meet such commitments. A revolving credit facility may require the Fund to increase its investment in a floating rate loan at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

Notwithstanding its intention in certain situations to not receive material non-public information with respect to its management of investments in floating rate loans, the Investment Manager may from time to time come into possession of material, non-public information about the issuers of loans that may be held by a Fund’s portfolio. Possession of such information may in some instances occur despite the Investment Manager’s efforts to avoid such possession, but in other instances, the Investment Manager may choose to receive such information (e.g., in connection with participation in a creditor’s committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, the Investment Manager’s ability to trade in these loans for the account of a Fund could potentially be limited by its possession of such information. Such limitations on the Investment Manager’s ability to trade could have an adverse effect on a Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by the Investment Manager may hold other securities issued by borrowers whose floating rate loans may be held by a Fund’s portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held by the Fund’s portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer’s floating rate loans. In such cases, the Investment Manager may owe conflicting fiduciary duties to the Fund and other client accounts. The Investment Manager will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the Investment Manager’s client account collectively held only a single category of the issuer’s securities.

A floating rate loan offered as part of the original lending syndicate typically is purchased at par value. As part of the original lending syndicate, a purchaser generally earns a yield equal to the stated interest rate. In addition, members of the original syndicate typically are paid a commitment fee. In secondary market trading, floating rate loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate, respectively. At certain times when reduced opportunities exist for investing in new syndicated floating rate loans, floating rate loans may be available only through the secondary market.

If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank or other regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated, and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of floating rate loans are subject to the claims of the agent’s general or secured creditors, the purchasers might incur certain costs and delays in realizing payment on a floating rate loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower’s bankruptcy or insolvency, the borrower’s obligation to repay a floating rate loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

Unlike publicly traded common stocks which trade on national exchanges, there is no central place or exchange for loans to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding a Fund’s ability to pay redemption proceeds within the allowable time periods stated in its prospectus.

Loan interests may not be considered “securities,” and a purchaser, such as a Fund, therefore may not be entitled to rely on the anti-fraud protections of the Federal securities laws.

Collateral. Most floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower. The collateral typically has a market value, at the time the floating rate loan is made, that equals or exceeds the principal amount of the floating rate loan. The value of the collateral may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value. Floating rate loan collateral may consist of various types of assets or interests. Collateral may include working capital assets, such as accounts receivable or inventory; tangible or intangible assets; or assets or other types of guarantees of affiliates of the borrower. Inventory is the goods a company has in stock, including finished goods, goods in the process of being manufactured, and the supplies used in the process of manufacturing. Accounts receivable are the monies due to a company for merchandise or securities that it has sold, or for the services it has provided. Tangible fixed assets include real property, buildings, and equipment. Intangible assets include trademarks, copyrights and patent rights, and securities of subsidiaries or affiliates.

Generally, floating rate loans are secured unless (i) the purchaser’s security interest in the collateral is invalidated for any reason by a court, or (ii) the collateral is fully released with the consent of the agent bank and lenders or under the terms of a loan agreement as the creditworthiness of the borrower improves. Collateral impairment is the risk that the value of the collateral for a floating rate loan will be insufficient in the event that a borrower defaults. Although the terms of a floating rate loan generally require that the collateral at issuance have a value at least equal to 100% of the amount of such floating rate loan, the value of the collateral may decline subsequent to the purchase of a floating rate loan. In most loan agreements there is no formal requirement to pledge additional collateral. There is no guarantee that the sale of collateral would allow a borrower to meet its obligations should the borrower be unable to repay principal or pay interest or that the collateral could be sold quickly or easily.

In addition, most borrowers pay their debts from the cash flow they generate. If the borrower’s cash flow is insufficient to pay its debts as they come due, the borrower may seek to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the Federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in bankruptcy proceedings, access to the collateral may be limited by bankruptcy and other laws. In the event that a court decides that access to the collateral is limited or void, it is unlikely that purchasers could recover the full amount of the principal and interest due.

There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a floating rate loan. On occasions when such stock cannot be pledged, the floating rate loan will be temporarily unsecured until the stock can be pledged or is exchanged for, or replaced by, other assets.

Some floating rate loans are unsecured. If the borrower defaults on an unsecured floating rate loan, there is no specific collateral on which the purchaser can foreclose.

Floating Interest Rate Loans. The rate of interest payable on floating rate loans is the sum of a base lending rate plus a specified spread. Base lending rates generally are the London Interbank Offered Rate (LIBOR), the Certificate of Deposit (CD) Rate of a designated U.S. bank, the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders. A borrower usually has the right to select the base lending rate and to change the base lending rate at specified intervals. The applicable spread may be fixed at time of issuance or may adjust upward or downward to reflect changes in credit quality of the borrower.

The interest rate on LIBOR-based and CD Rate-based floating rate loans is reset periodically at intervals ranging from 30 to 180 days, while the interest rate on Prime Rate- or Federal Funds Rate-based floating rate loans floats daily as those rates change. Investment in floating rate loans with longer interest rate reset periods can increase fluctuations in the floating rate loans’ values when interest rates change.

The yield on a floating rate loan will primarily depend on the terms of the underlying floating rate loan and the base lending rate chosen by the borrower. The relationship between LIBOR, the CD Rate, the Prime Rate, and the Federal Funds Rate will vary as market conditions change.

Floating rate loans typically will have a stated term of five to nine years. However, because floating rate loans are frequently prepaid, their average maturity is expected to be two to three years. The degree to which borrowers prepay floating rate loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the borrower’s financial condition, and competitive conditions among lenders. Prepayments cannot be predicted with accuracy. Prepayments of principal to the purchaser of a floating rate loan may result in the principal’s being reinvested in floating rate loans with lower yields.

A Fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see Fundamental Investment Restrictions). For purposes of these restrictions, a Fund generally will treat the borrower as the “issuer” of indebtedness held by the Fund. In the case of participation interests where a bank or other lending institution serves as intermediate participant between a Fund and the borrower, if the participation interest does not shift to the Fund the direct debtor-creditor relationship with the borrower, a Fund, in appropriate circumstances, will treat both the lending bank or other lending institution and the borrower as “issuers” for these purposes. Treating an intermediate participant as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single intermediate participant, or a group of intermediate participants engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

A borrower must comply with various restrictive covenants contained in the loan agreement. In addition to requiring the scheduled payment of interest and principal, these covenants may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. The loan agreement also may contain a covenant requiring the borrower to prepay the floating rate loan with any free cash flow. A breach of a covenant that is not waived by the agent (or by the lenders directly) normally is an event of default, which provides the agent or the lenders the right to call the outstanding floating rate loan.

Loan Originations. Ivy Apollo Multi-Asset Income Fund and Ivy Apollo Strategic Income Fund may seek to originate loans, including, but not limited to, secured and unsecured notes, senior and second lien loans, mezzanine loans and other similar investments. When a Fund acts as an original lender, it may participate in structuring the loan. A Fund will retain all fees received in connection with originating or structuring the terms of any such investment. When a Fund is an original lender, it will have a direct contractual relationship with the borrower, may enforce compliance of the borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. Lenders typically also have full voting and consent rights under loan agreements. A Fund may subsequently offer such investments for sale to third parties, which could include certain other investment funds or separately managed accounts managed by the Investment Manager; provided that there is no assurance that the Fund will complete the sale of such an investment.

A Fund does not intend to act as the agent or principal negotiator or administrator of a loan, except to the extent it might be considered to be the principal negotiator of a loan negotiated by the Investment Manager on behalf of the Fund and/or one or more other registered investment companies managed by the Investment Manager. Such Fund generally will act as an original lender for a loan only if, among other things, the borrower can make timely payments on its loans and satisfy other standards established by the Investment Manager. The Investment Manager primarily relies on its own evaluation of the credit quality of such a borrower. As a result, such Fund is particularly dependent on those analytical abilities. Because of the nature of its investments, the Fund may be subject to allegations of lender liability and other claims. In addition, the Securities Act of 1933, as amended (the “Securities Act”), deems certain persons to be “underwriters” if they purchase a security from an issuer and later sell it to the public. Although it is not believed that the application of this Securities Act provision would cause the Fund to be engaged in the business of underwriting, a person who purchases an instrument from the Fund that was acquired by the Fund from the issuer of such instrument could allege otherwise. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus.

Direct Debt Instruments. A Fund may invest in direct debt instruments, subject to its policies and restrictions regarding the quality of debt securities. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any NRSRO. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and principal when due.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments also may involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Fund seeks to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A loan often is administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Investments in direct debt instruments may entail less legal protection for the Fund. Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid. The Fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments. Other types of direct debt instruments, such as loans through direct assignment of a financial institution’s interest with respect to a loan, may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

A Fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these limitations, a Fund generally will treat the borrower as the issuer of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as issuers for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Listed Private Equity Companies and Funds

Subject to its investment policies and restrictions, a Fund (other than Ivy Cash Management Fund) may invest in securities of listed private equity companies and funds whose principal business is to invest in and lend capital to privately held companies. A Fund is subject to the underlying risks that affect the listed private equity companies and funds in which it invests. Generally, little public information exists for private companies, and there is a risk that the listed private equity companies and funds may not be able to make a fully informed investment decision. In addition, the listed private equity companies and funds may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized by the listed private equity companies and funds may be adversely impacted by the poor performance of a small number of investments, or even a single investment. A Fund’s investment in listed private equity companies and funds subjects the Fund’s shareholders indirectly to the fees and expenses incurred by such companies and funds. Listed private equity companies and funds may include, among others, business development companies, investment holding companies, publicly traded limited partnership interests (common units), publicly traded venture capital funds, publicly traded venture capital trusts, publicly traded private equity funds, publicly traded private equity investment trusts, publicly traded closed-end funds, publicly traded financial institutions that lend to or invest in privately held companies and any other publicly traded vehicle whose purpose is to invest in privately held companies.

Low-Rated Securities

Debt securities rated below the four highest categories (that is, below BBB- by S&P, for example) are not considered investment grade obligations and commonly are called “junk bonds” or “high yield”. These securities are predominately speculative and present more credit risk than investment grade obligations with respect to the issuer’s continuing ability to meet principal and interest payments.

Low-rated debt securities (including unrated securities determined by IICO to be of comparable quality) generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. The market prices of these securities may fluctuate more than high-rated securities and may decline significantly in periods of general economic difficulty. In addition, the markets in which low-rated debt securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets for particular securities may diminish a Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily NAV of the Fund’s shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing low-rated debt securities than with respect to higher-rated debt securities for which more external sources of quotations and last sale information are available. Similarly, analysis of the creditworthiness of issuers of low-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of a Fund to achieve its investment objective may be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher-rated securities.

Low-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low-rated debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low-rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low-rated debt securities defaults, a Fund may incur additional expenses to seek recovery and lose all or part of its investment.

Distressed Debt Securities. Subject to its investment policies and restrictions, a Fund (other than Ivy Cash Management Fund) may invest in distressed companies (generally, debt securities rated below CCC+ by S&P, for example) (or, if unrated, determined by IICO to be of comparable quality) (generally referred to as Distressed Debt). Investing in Distressed Debt includes investing in securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy. A Fund’s investment in Distressed Debt typically involves the purchase of bank debt, lower-rated or defaulted debt securities, comparable unrated debt securities, or other indebtedness (or participations in the indebtedness) of such companies. Such other indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank.

Loan participations represent fractional interests in a company’s indebtedness and generally are made available by banks or other institutional investors. By purchasing all or a part of a loan participation, a Fund, in effect, steps into the shoes of the lender. Distressed Debt purchased by a Fund may be in the form of loans, notes or bonds. If the loan is secured, a Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders otherwise no such priority of claims exists.

A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time a Fund invests in these securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the Fund. Distressed Debt securities typically are unrated, lower-rated, in default or close to default. Also, Distressed Debt generally is more likely to become worth less than the securities of more financially stable companies. An issuer of debt securities may be unable to make interest payments and repay principal when due. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value and, thus, impact Fund performance. These debt securities are subject to interest rate, credit and prepayment risk. An increase in interest rates will reduce the resale value of debt securities and changes in the financial condition or credit rating of an issue may affect the value of its debt securities. Issuers may prepay their obligations on fixed rate debt securities when interest rates decline, which can shorten a security’s maturity and reduce a Fund’s return.

Debt securities rated below investment grade, and the type of Distressed Debt securities which a Fund may purchase, generally are considered to have more risk than higher-rated debt securities. They also may fluctuate more in price, and are less liquid than higher-rated debt securities. Their prices are especially sensitive to developments affecting the company’s business and to ratings changes, and typically rise and fall in response to factors that affect the company’s stock prices. Issuers of such Distressed Debt are not as strong financially, and are more likely to encounter financial difficulties and be more vulnerable to adverse changes in the economy, such as a recession or a sustained period of rising interest rates. The risk that a Fund may lose its entire investment in defaulted bonds is greater in comparison to investing in non-defaulted bonds. Purchasers of participations in indebtedness must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, a Fund incurs the risk as to the creditworthiness of the bank or other financial intermediary, as well as of the company issuing the underlying indebtedness.

Master Limited Partnerships

Subject to its investment policies and restrictions, a Fund (other than Ivy Cash Management Fund and Ivy California Municipal High Income Fund) may invest in master limited partnerships (MLPs). An MLP is a limited partnership (or similar entity, such as a limited liability company, that is classified as a partnership for Federal tax purposes), the interests in which are publicly traded. MLP units generally are registered with the SEC and are freely traded on a securities exchange or in the OTC market. Many MLPs operate in the oil and gas industries, including energy processing and distribution. MLPs generally are pass-through entities or businesses that are taxed at the security holder level and generally are not subject to Federal or state income tax at the entity level. Annual income, gains, losses, deductions and credits of such an MLP pass through directly to its security holders. Distributions from an MLP, whether they are attributable to its annual net income that is passed through or consist in part of a return of the amount originally invested, would not be taxable, to the extent they do not exceed the investor’s adjusted tax basis in its MLP interest. Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of an MLP.

Investing in MLPs generally is subject to risks applicable to investing in a partnership as opposed to a corporation, which may include fewer protections afforded to investors (e.g., owners of common units in an MLP may have limited voting rights and no ability to elect directors, trustees or other managers). Although unitholders of an MLP generally are limited in their liability, similar to a corporation’s shareholders, an MLP’s creditors typically have the right to seek the return of distributions made to the MLP’s unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to the unitholder even after the units are sold.

MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or geographic region are subject to the risks associated with such industry or region (such as the risks associated with investing in the real estate or oil and gas industries). Investments held by an MLP may be relatively illiquid, limiting the MLP’s ability to vary its portfolio promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

Net income from an interest in a “qualified publicly traded partnership” (QPTP), which many MLPs are treated as for Federal tax purposes, is “qualifying income” for an entity (such as a Fund) that is a “regulated investment company” for these purposes (RIC). Please see the section entitled Taxation of the Funds for additional information regarding the tax consequences of a Fund’s investing in a QPTP.

Money Market Instruments

Money market instruments are high-quality, short-term debt instruments. They may include U.S. government securities, commercial paper and other short-term corporate obligations, certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

Mortgage-Backed and Asset-Backed Securities

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as CMOs. Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The U.S. government mortgage-backed securities in which a Fund may invest include mortgage-backed securities issued by the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae) or Federal Home Loan Mortgage Corporation (Freddie Mac). Other mortgage-backed securities are issued by private issuers, generally the originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

Ginnie Mae is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (FHFA). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. government. Freddie Mac is a government sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues participation certificates, which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the participation certificates it issues, but those are not backed by the full faith and credit of the U.S. government.

The Treasury historically has had the authority to purchase obligations of Fannie Mae and Freddie Mac; however, in 2008, due to capitalization concerns, Congress provided the Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock, as described below. In September 2008, those capital concerns led the Treasury and the FHFA to announce that Fannie Mae and Freddie Mac had been placed in conservatorship.

Since that time, Fannie Mae and Freddie Mac have received significant capital support through Treasury preferred stock purchases as well as Treasury and Federal Reserve purchases of their mortgage backed securities. While the purchase programs for mortgage-backed securities ended in 2010, the Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth. From the end of 2007 through the end of 2017, Fannie Mae and Freddie Mac required Treasury support of approximately $187.5 billion through draws under the Treasury’s preferred stock purchase agreements; although neither Fannie Mae nor Freddie Mac had required a draw from the Treasury since the second quarter of 2012, and the amount of aggregate cash dividends paid by Fannie Mae and Freddie Mac continued to outweigh such draws during that time. However, in February 2018, Fannie Mae required additional Treasury support of approximately $3.7 billion to eliminate negative net worth as of the end of 2017, and Fannie Mae or Freddie Mac may need an injection of additional Treasury capital in the future. Accordingly, no assurance can be given that the Federal Reserve, Treasury, or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. Moreover, there remains significant uncertainty as to whether (or when) Fannie Mae and Freddie Mac will emerge from conservatorship, which has no specified termination date. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by Federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities remains in question as the U.S. government is considering multiple options, ranging from significant reform, nationalization, privatization, consolidation, or abolishment of the entities.

The FHFA and the Treasury (through its agreements to purchase preferred stock of Fannie Mae and Freddie Mac) also have imposed strict limits on the size of the mortgage portfolios of Fannie Mae and Freddie Mac. In August 2012, the Treasury amended its preferred stock purchase agreements to provide that the portfolios of Fannie Mae and Freddie Mac will be wound down at an annual rate of 15% (up from the previously agreed annual rate of 10%), requiring Fannie Mae and Freddie Mac to reach the $250 billion target by the end of 2018. Further, when a ratings agency downgraded long-term U.S. government debt in August 2011, the agency also downgraded the bond ratings of Fannie Mae and Freddie Mac, from AAA to AA+, based on their direct reliance on the U.S. government (although that rating did not directly relate to their mortgage-backed securities). The U.S. government’s commitment to ensure that Fannie Mae and Freddie Mac have sufficient capital to meet their obligations was, however, unaffected by the downgrade.

A Fund may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders or other financial institutions. Other types of mortgage-backed securities likely will be developed in the future, and a Fund may invest in them if the Investment Manager determines that such investments are consistent with the Fund’s objective(s) and investment policies.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the principal-only security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the interest-only security (IO) receives interest payments from the same underlying security.

For example, IO classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor’s initial investment, even if the security is guaranteed by the U.S. government or considered to be of the highest quality. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities also may depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

Special Characteristics of Mortgage-Backed and Asset-Backed Securities. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount.

In addition, there normally is some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Yields on pass-through securities typically are quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed-rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or speed of these payments can cause the value of the mortgage-backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Municipal Obligations

Municipal obligations are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main kinds of municipal bonds are general obligation bonds and revenue bonds. The issuer of a general obligation bond has pledged its full faith, credit and taxing power for the payment of principal and interest on the bond. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source. PABs are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. Their credit quality usually is directly related to the credit standing of the user of the facilities being financed. See the section entitled Ivy California Municipal High Income Fund — Municipal Bonds for more information about municipal obligations.

Natural Resources and Physical Commodities

When a Fund invests in securities of companies engaged in natural resources activities, the Fund may be subject to greater risks and market fluctuations than funds with more diversified portfolios. The value of the Fund’s securities will fluctuate in response to market conditions generally, and will be particularly sensitive to the markets for those natural resources in which a particular issuer is involved. The values of natural resources also may fluctuate directly with respect to real and perceived inflationary trends and various political developments. In selecting the Fund’s investments, the Investment Manager will consider each company’s ability to create new products, secure any necessary regulatory approvals, and generate sufficient customer demand. A company’s failure to perform well in any one of these areas, however, could cause its stock to decline sharply.

Natural resource industries throughout the world may be subject to greater political, environmental and other governmental regulation than many other industries. Changes in governmental policies and the need for regulatory approvals may have an adverse effect on the products and services of natural resources companies. For example, the exploration, development and distribution of coal, oil and gas in the U.S. are subject to significant Federal and state regulation, which may affect rates of return on such investments and the kinds of services that may be offered to companies in those industries. In addition, many natural resource companies have been subject to significant costs associated with compliance with environmental and other safety regulations. Such regulations also may hamper the development of new technologies. The direction, type or effect of any future regulations affecting natural resource industries are virtually impossible to predict.

Generally, energy commodities, such as coal, natural gas and crude oil, have distinctly higher volatility than other types of commodities, due in part to real time pricing and cross-commodity arbitrage described below. In purchasing related securities, the Investment Manager considers the integration of derivatives and physical trades for risk management in a real-time environment. As well, scheduling receipts, deliveries and transmission of a commodity can all impact investments in commodities. Energy commodities have unique market risks and physical properties which can affect the available supply. Factors unique to energy commodities include: research and development, location, recovery costs, transportation costs, conversion costs and storage costs, as well as global demand and other events that can affect demand such as war, weather and alternative energy sources. Natural gas and crude oil are especially susceptible to changes in supply and global demand. For example, global oil prices recently have been, and continue to be subject to extreme market volatility.

An investor in commodities must be able to manage cross-commodity arbitrage, that is, the ability to determine positions stated in equivalent units of measure (e.g., British thermal units). When assessing an investment opportunity — in coal, natural gas or crude oil — this calculation can be critical in determining the success an investor has when calculating how a trade breaks down into a single common denominator. Coal tolling, for instance, involves the conversion of coal to electricity for a fee. The tolling of coal gives marketers, suppliers and generators another arbitrage opportunity if there is a disparity between coal and electricity prices, while providing some added liquidity between the two commodities.

Principal risks of investing in certain types of commodities include:

•	cross-commodity arbitrage can negatively impact a Fund’s investments;

•

fluctuations in demand can negatively impact individual commodities: alternative sources of energy can create unforeseen competition; changes in weather can negatively affect demand; and global production can alter demand and the need for specific sources of energy;

•

fluctuations in supply can negatively impact individual commodities: transportation costs, research and development, location, recovery/retrieval costs, conversion costs, storage costs and natural disasters can all adversely impact different investments and types of energy;

•	environmental restrictions can increase costs of production;

•	restrictions placed by the government of a developing country related to investment, exchange controls, and repatriation of the proceeds of investment in that country; and

•	war can limit production or access to available supplies and/or resources.

Investments in precious metals (such as gold) and other physical commodities are considered speculative and subject to special risk considerations, including substantial price fluctuations over short periods of time, as well as increasing regulation. On the other hand, investments in precious metals, coins or bullion could help to moderate fluctuations in the value of a Fund’s holdings, since the prices of precious metals have at times tended not to fluctuate as widely as shares of issuers engaged in the mining of precious metals.

Because precious metals and other commodities do not generate investment income, the return on such investments will be derived solely from the appreciation or depreciation on such investments. A Fund also may incur storage and other costs relating to its investments in precious metals and other commodities, which may, under certain circumstances, exceed custodial and brokerage costs associated with investments in other types of securities. When a Fund purchases a precious metal or other physical commodity, the Investment Manager currently intends that it will only be in a form that is readily marketable.

To continue to qualify as a RIC under the Internal Revenue Code of 1986, as amended (the Code), a Fund may not derive more than 10% of its yearly gross income from gains (without regard to losses) resulting from selling or otherwise disposing of precious metals or any other physical commodity (or options or futures contracts thereon unless the gain is realized from certain hedging transactions) and other “non-qualifying income.” See Taxation of the Funds. Accordingly, a Fund may be required to hold its precious metals or sell them at a loss, or to sell some portfolio securities at a gain, when, for investment reasons, it would not otherwise do so.

The ability of a Fund to purchase and hold precious metals such as gold, silver and platinum may allow it to benefit from a potential increase in the price of precious metals or stability in the price of such metals at a time when the value of securities may be declining. For example, during periods of declining stock prices, the price of gold may increase or remain stable, while the value of the stock market may be subject to general decline.

Precious metal prices are affected by various factors, such as economic conditions, political events and monetary policies. As a result, the prices of gold, silver or platinum may fluctuate widely. The sole source of return to a Fund from such investments will be gains realized on their sale; a negative return will be realized if the metal is sold at a loss. Investments in precious metals do not provide a yield. A Fund’s direct investment in precious metals is limited by tax considerations. See Taxation of the Funds.

Options, Futures and Other Derivatives Strategies

General. The Investment Manager may use certain options, futures contracts (sometimes referred to as futures), options on futures contracts, forward currency contracts (other than Ivy California Municipal High Income Fund), swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, Financial Instruments) in an attempt to enhance income or yield, to hedge, to gain exposure to securities, sectors or geographical areas or to otherwise manage the risks of a Fund’s investments.

Generally, each Fund (other than Ivy Cash Management Fund) may purchase and sell any type of Financial Instrument. However, as an operating policy, a Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument primarily is measured. Since each Fund (other than Ivy Cash Management Fund and Ivy California Municipal High Income Fund) is authorized to invest in foreign securities denominated in other currencies, each such Fund may purchase and sell foreign currency derivatives.

Hedging strategies can be broadly categorized as short hedges and long hedges. A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Fund’s portfolio. Thus, in a short hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security. Therefore, the transaction relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund’s holdings is the same as if the underlying security had been purchased and later sold, and the transaction could be viewed as speculative.

Financial Instruments involving underlying securities may be used in an attempt to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Financial Instruments involving underlying indexes, in contrast, may be used in an attempt to hedge against price movements in market sectors in which a Fund has invested or expects to invest, respectively. Financial Instruments involving underlying debt securities may be used in an attempt to hedge either individual securities or broad debt market sectors.

In addition, Financial Instruments also may be used in seeking to gain exposure to securities, sectors, markets or geographical areas. Financial Instruments can be used individually, as in the purchase of a call option, or in combination, as in the purchase of a call option and a concurrent sale of a put option, as an alternative to purchasing securities. Financial Instruments may be used in this manner in seeking to gain exposure more efficiently than through a direct purchase of the underlying security or to more specifically express the outlook of the Investment Manager.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the Dodd-Frank Act) resulted in historic and comprehensive statutory reform of certain OTC derivatives, including the manner in which the derivatives are regulated, derivatives documentation is negotiated, and trades are reported, executed or “cleared”.

Specifically, the Commodity Futures Trading Commission (CFTC) has adopted rules to require certain standardized swaps, previously traded OTC, be executed in a regulated, transparent market and settled by means of a central clearing house. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but, central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. The assets of a Fund may not be fully protected in the event of the bankruptcy of the futures commission merchant (FCM) or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

In addition, the banking regulators and the CFTC have issued regulations requiring the posting of initial and variation margin for uncleared swaps. The compliance date was September 1, 2016, for the beginning of the phasing-in of the initial margin requirements for the firms that are very active in the swaps market, and only about twenty of the largest swap dealers were affected on that date. As of March 1, 2017, variation margin requirements became applicable to all financial end-users, including the Funds, and initial margin requirements will be phased-in over a four-year period ending September 1, 2020. As of that date, financial end users with a “material swap exposure” of $8 billion in notional value will be subject to initial margin requirements for uncleared swaps.

Three years after the rules on a Fund’s use of derivatives initially were proposed by the SEC, the SEC announced that the proposed rules may be revived in April 2019, which, if adopted as proposed, could impose new limits on the ability of a Fund to invest or remain invested in derivatives. Constraints on the ability of the Investment Manager to use derivatives to gain access to markets, participate in investment opportunities or risk-manage a Fund’s assets could have an adverse impact on a Fund.

The regulation of derivatives is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. It is not possible to predict fully the effects of current or future regulation. Changing regulation may, among various possible effects, increase the cost of entering into derivatives transactions, require more assets of the Fund to be used for collateral in support of those derivatives than is currently the case, restrict the ability of the Fund to enter into certain types of derivative transactions, or could limit the Fund’s ability to pursue its investment strategies. New requirements, even if not directly applicable to the Funds, may increase the cost of the Funds’ investments and cost of doing business.

In 2012, pursuant to the Dodd-Frank Act, the CFTC made substantial amendments to the permissible exemptions, and to the conditions for reliance on the permissible exemptions, from registration as a commodity pool operator under the Commodity Exchange Act (CEA). Under these amendments, if a Fund uses commodity interests (such as futures contracts, options on futures contracts and most swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the Fund’s liquidation value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established may not exceed 100% of the Fund’s liquidation value (after taking into account unrealized profits and unrealized losses on any such positions) unless the Investment Manager has registered as a commodity pool operator. The Investment Manager, in its management of each Fund, currently is complying, and intends to continue to comply, with at least one of the two alternative limitations described above. Accordingly, IICO has claimed an exclusion from the definition of the term “commodity pool operator” with respect to each Fund under the CEA and the regulations thereunder.

In addition to complying with these de minimis trading limitations set forth in the CFTC Rule 4.5 under the commodity pool operator rules, to qualify for an exclusion under the amended regulation, the operator of a Fund must satisfy a marketing test, which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests. Complying with the de minimis trading limitations may restrict the Investment Manager’s ability to use derivatives as part of a Fund’s investment strategies. Although the Investment Manager believes that it will be able to execute a Fund’s investment strategies within the de minimis trading limitations, the Fund’s performance could be adversely affected. In addition, a Fund’s ability to use Financial Instruments may be limited by tax considerations. See Taxation of the Funds.

Pursuant to authority granted under the Dodd-Frank Act, the Treasury issued a notice of final determination (Final Determination) stating that deliverable foreign exchange forwards, as defined in the Final Determination, should not be considered swaps for most purposes. Thus, deliverable foreign exchange forwards are not deemed to be commodity interests.

Therefore, a Fund may enter into deliverable foreign exchange forwards without such transactions counting against the de minimis trading limitations discussed above. Notwithstanding the Treasury’s determination, deliverable foreign exchange forwards (1) must be reported to swap data repositories, (2) are subject to business conduct standards, and (3) are subject to antifraud and anti-manipulation proscriptions of swap execution facilities.

In addition, pursuant to the Dodd-Frank Act and regulations adopted by the CFTC in connection with implementing the Dodd-Frank Act, non-deliverable forwards (NDFs) are deemed to be commodity interests, including for purposes of amended CFTC Regulation 4.5, and are subject to the full array of regulations under the Dodd-Frank Act. Therefore, a Fund will limit its investment in NDFs as discussed above.

CFTC Regulation 4.5 also provides that, for purposes of determining compliance with the de minimis trading limitations discussed above, swaps that are centrally-cleared on the same clearing organization may be netted where appropriate, but no such netting is permitted for uncleared swaps. To the extent some NDFs remain traded OTC and are not centrally-cleared, the absolute notional value of all such transactions, rather than the net notional value, would be counted against the de minimis trading limitations discussed above. Requests have been made to the CFTC staff for further guidance on this aspect of CFTC Regulation 4.5.

In addition to the instruments, strategies and risks described below, the Investment Manager expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as new techniques are developed, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Investment Manager may utilize these opportunities to the extent that they are consistent with a Fund’s objective(s) and permitted by a Fund’s investment policies and restrictions and regulations adopted by applicable regulatory authorities. A Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Funds’ Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Some of these techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow:

(1)

Successful use of certain Financial Instruments depends upon the ability of the Investment Manager to predict movements of the overall securities, currency and interest rate markets, among other skills. There can be no assurance that any particular strategy will succeed, and the use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

(2)

There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculation in the market or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on underlying indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

Because there are a limited number of types of exchange-traded options and futures contracts, the standardized contracts available may not match a Fund’s current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities, indexes or other instruments with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not perfectly correlate with the performance of the Fund’s other investments.

Options and futures prices also can diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund’s investments well. Options and futures prices are affected by such factors as changes in volatility of the underlying instrument, the time remaining until expiration of the contract, and current and anticipated short-term interest rates, which may not affect security prices the same way. Imperfect correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and/or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(3)

If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies also can reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because the Investment Manager projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

(4)

As described below, a Fund might be required to maintain assets as cover, maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties unless regulatory relief from restrictions applies. If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

(5)

A Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (counterparty) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

(6)

Certain Financial Instruments, including options, futures contracts, combined positions and swaps, can create leverage, which may amplify or otherwise increase a Fund’s investment loss, possibly in an amount that could exceed the cost of that Financial Instrument or, under certain circumstances, that could be unlimited. Certain Financial Instruments also may require cash outlays that are only a small portion of the amount of exposure obtained through the Financial Instruments, which results in a form of leverage. Although leverage creates the opportunity for increased total return, it also can create investment exposure for the Fund that, in certain circumstances, could exceed the Fund’s net assets and could alter the risk profile of the Fund in unanticipated ways.

(7)

When traded on foreign exchanges, Financial Instruments may not be regulated as rigorously as they would be if traded on or subject to the rules of an exchange located in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Financial Instruments also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability of data on which to make trading decisions than in the United States; (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

Cover. Certain transactions using Financial Instruments expose a Fund to an obligation to another party. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate cash or liquid assets in an account with its custodian in the prescribed amount as determined daily. A Fund will not enter into any such transactions unless it holds either (1) an offsetting (covered) position in securities, currencies or other options, futures contracts, forward contracts or swaps, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover or to segregated accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options. A call option gives the purchaser the right, but not the obligation, to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right, but not the obligation, to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. Options are traded on an organized, liquid exchange or in the OTC market.

The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable a Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options.

Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security or currency at less than its market value.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security or currency at more than its market value, which would be expected to result in a loss.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the anticipated future price volatility of the underlying investment and general market conditions. Purchased options that expire unexercised have no value.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing the call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by selling the put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

A type of put that a Fund may purchase is an optional delivery standby commitment, which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives the Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

Risks of Options on Securities. Options can offer large amounts of leverage, which may result in a Fund’s NAV being more sensitive to changes in the value of the related instrument. Each Fund may purchase or write both options that are traded on domestic and foreign exchanges and OTC options. Exchange-traded options on securities in the United States are issued by the Options Clearing Corporation that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so could result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction. A Fund seeks to mitigate this risk by entering into a bilateral credit support arrangement with the counterparty, which requires the posting of collateral to cover the market value of purchased options, which would mitigate the possibility of losing any premium paid by a Fund, as well as any loss of expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market, and there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by negotiating with a different counterparty willing to take a Fund’s place in the contract, called a novation. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund would be able to terminate the position held with such counterparty; but, due to insolvency proceedings, might incur a significant delay in recovering any amounts owed to the Fund.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction or an economically offsetting purchase transaction from another counterparty for a covered call option written by a Fund could cause material losses to such Fund because the Fund would, if unable to substitute other collateral, be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right to require the Fund to deliver to the purchaser an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price. The timing of the right of an option owner to exercise the option depends on the type of option and negotiations between the purchaser and seller.

Risks of Options on Indexes. The risks of investment in options on indexes may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index, it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.

A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the timing risk inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. This timing risk is an inherent limitation on the ability of index call option writers to cover their risk exposure by holding securities positions.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on an exchange) typically are established by a Fund, and negotiated with a counterparty, prior to entering into the option contract. While this type of arrangement allows a Fund the flexibility to tailor the option to its needs, OTC options involve counterparty risk that is not applicable to exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Some of a Fund’s counterparties are guaranteed by their parent holding companies with respect to that counterparty’s payment obligations under OTC trades (like OTC options). This helps to mitigate such counterparty risk.

Generally, OTC foreign currency options used by a Fund are European-style options. This means that the option is only exercisable at its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts. Generally, a futures contract is a standardized agreement to buy or sell a specific quantity of an underlying reference instrument, such as a security, index, currency or commodity at a specific price on a specific date in the future. The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures contracts or the purchase of put options on a futures contract can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts also can be purchased and sold to attempt to enhance income or yield.

In addition, futures contract strategies can be used to manage the average duration of the Fund’s fixed-income holdings. If the Investment Manager wishes to shorten the average duration of the Fund’s fixed-income holdings, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the Investment Manager wishes to lengthen the average duration of the Fund’s fixed-income holdings, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit initial margin that typically is calculated as an amount equal to the volatility in market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts and options thereon does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent variation margin payments are made to and from the FCM daily as the value of the futures position varies, a process known as marking-to-market. Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a FCM. When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing the instrument purchased or sold. Positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that provides a market for such contracts and options. However, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions. In addition, the CFTC and various exchanges have established limits referred to as “speculative position limits” or “accountability levels” on the maximum net long or net short position that any person, such as a Fund, may hold or control in a particular futures contract or option thereon. For more information, see Speculative Position Limits.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options. The purchase or sale of a futures contract may result in losses to a Fund in excess of the amount that the Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to a Fund. There also is a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If an FCM does not provide accurate reporting, a Fund also is subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer.

Futures contracts that are traded on non-U.S. exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-U.S. futures contracts may be subject to varied regulatory oversight. The price of any non-U.S. futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-U.S. exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. When a Fund sells (writes) an option on a futures contract, the Fund is subject to the risk of having to take a possibly adverse futures position if the purchaser of the option exercises its rights. If a Fund were required to take such a position, it could bear substantial losses.

The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, in the case of a physically settled futures contract, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by the Investment Manager still may not result in a successful transaction. The Investment Manager may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

Index Futures. When a Fund utilizes an index futures contract in an attempt to hedge, the risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of a Fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures contract may move more than or less than the price of the securities being hedged. If the price of the index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contract, a Fund may buy or sell index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of the securities being hedged is more than the historical volatility of the prices of the securities included in the index. It also is possible that, where a Fund has sold index futures contracts in an attempt to hedge against a decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indexes on which the futures contracts are based.

Where index futures contracts are purchased in an attempt to hedge against a possible increase in the price of securities before a Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Foreign Currency Hedging Strategies — Special Considerations. Subject to its investment policies and restrictions, a Fund (other than Ivy Cash Management Fund and Ivy California Municipal High Income Fund) may use options and futures contracts on foreign currencies (including the euro), as described above, and forward foreign currency contracts (forward currency contracts), as described below, in an attempt to hedge against movements in the values of the foreign currencies in which the Fund’s securities are denominated or in an attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

A Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which the Investment Manager believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used. The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Forward Currency Contracts. Subject to its investment policies and restrictions, a Fund (other than Ivy Cash Management Fund and Ivy California Municipal High Income Fund) may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the entry into the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

Such transactions may serve as long hedges; for example, a Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions also may serve as short hedges; for example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

A Fund also may use forward currency contracts in an attempt to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro’s value. Such a hedge, sometimes referred to as a position hedge, would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a proxy hedge, could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A Fund also may use forward currency contracts in an attempt to enhance income or yield. The Fund could use forward currency contracts to increase its exposure to foreign currencies that the Investment Manager believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and the Investment Manager believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Forward currency contracts are currently individually negotiated and privately traded by currency traders and their customers. These forward currency contracts may involve the sale of U.S. dollars and the purchase of a foreign currency, or may be foreign cross-currency contracts involving the sale of one foreign currency and the purchase of another foreign currency; such foreign cross-currency contracts may be considered a hedging rather than a speculative strategy if the Fund’s commitment to purchase the new (more favorable) currency is limited to the market value of the Fund’s securities denominated in the old (less favorable) currency. The Fund segregates liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase currency on a forward basis. The prediction of currency movements is extremely difficult and the successful execution of a speculative strategy is highly uncertain.

The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Currently, secondary markets generally do not exist for forward currency contracts. Closing transactions generally can be made for forward currency contracts by negotiating directly with the counterparty or by entering an offsetting transaction with a second counterparty. There can be no assurance that a Fund will be able to close out a forward currency contract at a favorable price prior to maturity and in such cases, the Fund would continue to be subject to market currency risk with respect to the position, and may continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account. In addition, in the event of insolvency of the counterparty, the Fund might be unable to promptly terminate the position held with such counterparty and might incur a significant delay in recovering any amounts owed to the Fund. Even if the Fund entered an offsetting transaction with a second counterparty, the Fund would continue to be subject to settlement risk relating to the transaction with the insolvent counterparty.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Normally, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the Investment Manager believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of the Fund will be served.

Successful use of forward currency contracts depends on the skill of the Investment Manager in analyzing and predicting currency values. Forward currency contracts may substantially change a Fund’s exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the Investment Manager anticipates. There is no assurance that the Investment Manager’s use of forward currency contracts will be advantageous to a Fund or that the Investment Manager will hedge at an appropriate time.

Forward currency contracts in which a Fund may engage include deliverable foreign exchange forwards. A deliverable foreign exchange forward contract provides for the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Foreign exchange forwards typically are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. Foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies. The Fund also may be required to pay certain commissions. When a Fund enters into a deliverable foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

A Fund may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency.

A Fund also may enter into forward currency contracts that do not provide for physical settlement of the two currencies (each, a Reference Currency), but instead provide for settlement by a single cash payment calculated as the difference between the agreed-upon exchange rate and the prevailing market exchange rate at settlement based upon an agreed-upon notional amount (non-deliverable forwards, or NDFs). NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. Under definitions adopted by the CFTC and SEC, NDFs are considered swaps, and therefore are included in the definition of “commodity interests.” In contrast, forward currency contracts that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of “commodity interests.” However these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of forward currency contracts, especially NDFs, may restrict the Fund’s ability to use these instruments in the manner described above.

Although NDFs historically have been traded OTC, as swaps they may in the future be required to be centrally cleared and traded on public facilities. Under such circumstances, they would be centrally cleared and a secondary market for them normally would exist. With respect to NDFs that are centrally-cleared, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps.

Speculative Position Limits. The CFTC and various exchanges have established limits referred to as “speculative position limits” or “accountability levels” on the maximum net long or short futures positions that any person or group of persons under common trading control (other than a hedger, which the Funds are not) may hold, own or control in a particular futures contract or option on a futures contract. Trading limits also are imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. Among the purposes of speculative position limits is to prevent a corner or squeeze on a market or undue influence on prices by any single trader or group of traders. The current Federal speculative position limits established by the CFTC apply to certain agricultural commodity positions, such as grains (oats, corn and wheat), the soybeans complex (soybeans, soybean oil and soybean meal) and cotton.

In October 2011, the CFTC adopted regulations that would have imposed new position limits on 28 individual agricultural, metal and energy commodity futures and options contracts and on swaps that are economically equivalent to such contracts. On September 28, 2012, the U.S. District Court for the District of Columbia vacated those regulations and remanded the matter to the CFTC for further consideration consistent with the court’s opinion.

In 2013, the CFTC reproposed its position limit regulations with certain modifications. The regulations as reproposed would specify initial spot-month and non-spot-month limits for covered futures, options and swap positions; revise the definition of bona fide hedging for purposes of the hedge exemption set forth in the regulations; create several new exemptions from the limits; define responsibilities of designated contract markets (DCMs) and swap execution facilities (SEFs) for establishing and enforcing position limits and position accountability rules; and establish revised aggregation standards. Since 2013, the CFTC has extended comment periods on its proposed rules, held public meetings and issued supplements to its proposals.

On December 5, 2016, the CFTC unanimously approved a reproposal of those position limits regulations, under which position limits would be established for 25 core futures contracts, related futures and exchange-traded options contracts, and economically equivalent swaps (collectively, “referenced contracts”). As under the 2013 reproposal, the 2016 version would establish Federal spot month and non-spot month limits for each referenced contract. Exchanges would also be permitted to establish speculative position limits that are more (but not less) restrictive than the Federal requirements, subject to exchange-granted exemptions that would also be consistent with Federal exemptions. The reproposal also yet again revises the definition of “bona fide hedging position.”

Neither of the 2013 or 2016 proposals have been adopted in final form.

The reproposed regulations are extremely complex and, if ultimately implemented, whether in their current or an alternative form, may require further guidance and interpretation by the CFTC to determine in all respects how they apply to the Funds. The full implementation of the Funds’ investment strategies could be negatively impacted by the existing or any future position limits regulations.

Combined Positions. A Fund may purchase and write options in combination with each other, or in combination with futures contracts or forward contracts, to adjust the risk and return characteristics of its overall position. A combined position usually will contain elements of risk that are present in each of its component transactions. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. The Fund also may write a put option and purchase a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to holding the underlying instrument. Because combined options positions involve multiple trades, they may result in higher transaction costs, may be more difficult to open and close out and may perform in unanticipated ways. Because combined positions, like other Financial Instruments may require cash outlays that are only a small portion of the amount of exposure obtained through the combined positions, a Fund’s investment exposure gained through these combined positions could exceed its net assets.

Turnover. A Fund’s options and futures contracts activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Fund also may cause the sale of related investments, also increasing turnover; although such exercise is within the Fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A Fund pays a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions could be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors and Collars. Each Fund (other than Ivy Cash Management Fund) may enter into swaps, including caps, floors and collars, for any legal purpose consistent with its investment objective(s) and policies, including to attempt: to obtain or preserve a particular return or a spread on a particular investment or portion of its portfolio; to protect against an increase in the price of securities the Fund anticipates purchasing at a later date; to protect against currency fluctuations; to use as a duration management technique; to enhance income or capital gains; to protect against a decline in the price of securities the Fund currently owns; or to gain exposure to certain markets in an economical way.

A swap is an agreement involving the exchange by a Fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) based on a specified amount (the “notional” amount). Examples of swap agreements include, but are not limited to, equity, commodity, index or other total return swaps, foreign currency swaps, credit default swaps and interest rate swaps.

The Dodd-Frank Act and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). Certain standardized swaps currently are, and more in the future are expected to be, subject to mandatory central clearing and exchange-trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps.

In an uncleared swap, the swap counterparty typically is a brokerage firm, bank or other financial institution. During the term of an uncleared swap, a Fund will be required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to a Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a SEF may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps that it has used in the past. When a Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, and are typically calculated as an amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount also may be required to be paid by a Fund or may be received by a Fund in accordance with margin controls set for such accounts.

Swap agreements can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a currency swap, U.S. dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets or index.

Caps, floors and collars have an effect similar to buying or writing options; they allow a purchaser to attempt to protect itself against interest rate movements exceeding specified minimum or maximum levels. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional principal amount to the extent that a specified index exceeds a predetermined value. The purchase of a floor entitles the purchaser to receive payments from the seller on a notional principal amount to the extent that a specified index falls below a predetermined value. A collar combines elements of buying a floor and selling a cap.

In a long total return equity swap, a Fund will receive, and in a short total return swap, a Fund will pay, the price appreciation of an equity index, a custom basket of equity securities, or a single equity, plus any dividend or coupon income from such securities, in exchange for payments equivalent to a floating rate of interest, or if the equity swap is for the equivalent of one interest rate period, a fixed fee that is established at the outset of the swap. Floating rate payments are pegged to a base rate, such as the Federal funds rate, that is periodically adjusted. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher amount at each swap reset date.

A Fund may enter into credit default swap contracts for hedging or investment purposes. The Fund may either sell or buy credit protection under these contracts. The seller in a credit default swap contract is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the buyer in exchange for an equal face amount of deliverable obligations of the referenced debt obligation (or other agreed-upon debt obligation) described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled, if there is a credit event by the issuer of that debt obligation. In return, the seller receives from the buyer a periodic stream of payments over the term of the contract or, if earlier, until the occurrence of a credit event. If the contract is terminated prior to its stated maturity, either the seller or the buyer would make a termination payment to the other in an amount approximately equal to the amount by which the value of the contract has increased in value to the recipient of the settlement payment. For example, if the contract is more valuable to the buyer (as would normally occur if the creditworthiness of the issuer of the referenced debt obligation has decreased), the seller would make a termination payment to the buyer. As the seller of credit protection, a Fund would effectively add leverage to the extent the notional amount exceeds the amount of cash the Fund has because, in addition to its total net assets, the Fund would be subject to the investment exposure of the notional amount of the swap. As the buyer, a Fund normally would be hedging its exposure on debt obligations that it holds.

Swap agreements may shift a Fund’s investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Each Fund typically treats the Fund’s obligations under the transaction as illiquid. See Illiquid Investments.

Because swap agreements may have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate value at least equal to the accrued excess will be maintained in an account with the Fund’s custodian that satisfies the requirements of the 1940 Act. The Fund also will establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. The Investment Manager and each Fund believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, do not treat them as being subject to the Fund’s borrowing restrictions.

The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the referenced assets that underlie the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, referenced rate, or index but also of the swap itself. If the Investment Manager attempts to use a swap as a hedge against, or as a substitute for, a Fund’s portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop an imperfect or no correlation with the portfolio investment. This could cause significant losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

As with other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. The Fund bears the risk that the Investment Manager will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund.

To the extent a swap is not centrally cleared, the use of a swap also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. The creditworthiness of firms with which a Fund enters into swaps, caps, floors or collars will be monitored by the Investment Manager. If a counterparty’s creditworthiness declines, the value of the swap might decline, potentially resulting in losses. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. For example, the counterparty may have experienced losses as a result of its exposure to a sector of the market that adversely affect its creditworthiness. If a default occurs by the other party to such transaction, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely and may involve additional costs and risks not involved with uncleared swaps. There also is a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of an FCM with which the Fund has an open position, or the central counterparty in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of an FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If an FCM does not provide accurate reporting, a Fund also is subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

With cleared swaps, a Fund may not be able to obtain terms as favorable as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with a Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and also can require increases in margin above the margin that is required at the initiation of the swap agreement.

Finally, a Fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.

Payment-In-Kind Securities

Subject to its investment policies and restrictions, a Fund (other than Ivy Cash Management Fund and Ivy California Municipal High Income Fund) may invest in payment-in-kind (PIK) securities. PIK securities are securities that contain provisions that allow an issuer, at its discretion, to make current interest payments either in cash or in the form of additional securities. These instruments may be valued at a deep discount from the face amount. Interest received in the form of additional securities is recorded as interest income. Federal tax law requires the holder of a PIK security to accrue that interest income with respect to the security regardless of the receipt (or non-receipt) of cash payments. Accordingly, although a Fund generally will not receive cash payments on PIK securities, it will have current income attributable to those securities. To avoid liability for Federal income and excise taxes, therefore, a Fund may be required to distribute cash in an amount equal to income accrued with respect to those securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to make that distribution.

It is possible that by effectively increasing the principal balance payable to a Fund or deferring cash payment of such interest until maturity, the use of PIK features will increase the risk that such amounts will become uncollectible when due and payable. Prices of PIK securities may be more sensitive to changes in the issuer’s financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash. Investments in PIK securities may be illiquid or restricted, which may make it difficult for a Fund to dispose of them or to determine their current value.

Real Estate Investment Trust Securities

Subject to its investment policies and restrictions, a Fund (other than Ivy Cash Management Fund and Ivy California Municipal High Income Fund) may invest in securities issued by real estate investment trusts (REITs). A REIT is a domestic corporation (or a trust or association otherwise taxable as such for Federal tax purposes) that meets certain requirements of the Code. The Code permits a qualifying REIT to deduct dividends it pays, thereby effectively eliminating entity-level Federal income tax for a REIT that distributes all of its taxable income (including net capital gains) and making the REIT a modified pass-through vehicle for Federal income tax purposes. To qualify for treatment as a REIT, a company must, among other things, derive at least 75% of its gross income each taxable year from real estate sources (such as rents from real estate, interest from mortgages on real estate, and gains from sales of real estate assets), and must annually distribute to its shareholders 90% or more of its taxable income (including net capital gains). Moreover, at the end of each quarter of its taxable year, at least 75% of the value of its total assets must be represented by real estate assets, cash and cash items and U.S. government securities.

REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. A mortgage REIT invests primarily in mortgages on real estate, and derives its income primarily from interest payments received on credit it has granted. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs. It is anticipated, although not required, that under normal circumstances, a majority of each Fund’s investments in REITs will consist of shares issued by equity REITs.

Repurchase Agreements and Reverse Repurchase Agreements

Each Fund may purchase securities subject to repurchase agreements and reverse repurchase agreements, subject to its restriction on investment in illiquid investments, and subject to its investment policies and restrictions. See Illiquid Investments. A repurchase agreement is an instrument under which the Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. A reverse repurchase agreement is the opposite: the Fund will sell the security with an obligation to repurchase it at an agreed-upon time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

The majority of repurchase agreements in which a Fund will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk from repurchase agreements is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value or loss of interest. Additionally, reverse repurchase agreements involve borrowing to take advantage of investment opportunities; such leverage could magnify losses. If a Fund borrows money to purchase securities and those securities decline in value, then the value of the Fund’s shares will decline faster than if the Fund were not leveraged. The return on such collateral may be more or less than that from the repurchase agreement. A Fund’s repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Fund’s custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the 1940 Act, is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by IICO.

Restricted Securities

Subject to its investment policies and restrictions, each Fund may invest in restricted securities. Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. For example, a Fund may purchase commercial paper that is issued in reliance on the so-called private placement exemption from registration that is afforded by Section 4(a)(2) of the 1933 Act (Section 4(a)(2) paper). Section 4(a)(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(a)(2) paper, thus providing liquidity. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

There are risks associated with investments in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale would be desirable. Restricted securities that are traded in foreign markets often are subject to restrictions that prohibit resale to U.S. persons or entities or permit sales only to foreign broker-dealers who agree to limit their resale to such persons or entities. The buyer of such securities must enter into an agreement that, usually for a limited period of time, it will resell such securities subject to such restrictions. Restricted securities in which the Fund seeks to invest need not be listed or admitted to trading on a foreign or U.S. exchange and may be less liquid than listed securities. Certain restricted securities, including Rule 144A securities, may be determined to be liquid in accordance with guidelines adopted by the Board. See Illiquid Investments.

Restricted securities that have not been registered generally are referred to as private placements and are purchased directly from the issuer or in the secondary market and usually are not listed on an exchange nor traded in other established markets. Such securities are restricted as to disposition and generally are sold to institutional investors. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks than investments in the securities of more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

As a result of the absence of a public trading market, privately placed securities and other restricted securities may be less liquid and more difficult to value than publicly-traded securities. As relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer’s financial condition, a Fund could have difficulty selling them when the Investment Manager believes it is advisable to do so. To the extent that restricted securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by a Fund or less than the fair market value.

In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if the securities were publicly traded. As a result, a Fund may be less able to predict a loss. In making investments in such securities, a Fund may obtain access to material non-public information, which may restrict a Fund’s ability to conduct portfolio transactions in such securities. A Fund also may take a minority interest in a privately offered security, which may limit a Fund’s ability to protect shareholders’ interests in connection with corporate actions by the privately held company. A Fund’s Portfolio Manager(s) may serve on the board of directors (or similar governing body) of a privately held company, the securities of which that Fund may hold. While IICO believes such service will be beneficial to the Fund and its shareholders, a Portfolio Manager’s service as a board member could also create a conflict of interest (or an appearance of a conflict of interest) that may impact the Fund. In addition, investments in privately placed securities may include other additional contractual obligations, such as the payment of registration expenses as noted above or the purchase of additional securities.

Short Sales Against the Box

Subject to its investment policies and restrictions, a Fund (other than Ivy California Municipal High Income Fund or Ivy Cash Management Fund) may sell securities “short against the box;” provided, however, that the Fund’s aggregate short sales prices may not, at the time of any short sale, exceed 10% of its total assets. Whereas a short sale is the sale of a security a Fund does not own, a short sale is “against the box” if, at all times during which the short position is open, a Fund owns at least an equal amount of the securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short. Short sales against the box typically are used by sophisticated investors to defer recognition of capital gains or losses. None of the Funds has any present intention to sell securities short in this fashion.

U.S. Government Securities

U.S. government securities are securities issued or guaranteed as to principal or interest by the U.S., or by a person controlled or supervised by and acting as an instrumentality of the U.S. government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than ten years). All such Treasury securities are backed by the full faith and credit of the United States.

Certain securities issued or guaranteed by U.S. government agencies or instrumentalities are backed by the full faith and credit of the U.S. government, such as securities issued by the Export-Import Bank of the United States, Farm Credit System Financial Assistance Corporation, Farmers Home Administration, Federal Housing Administration, General Services Administration, Ginnie Mae, Maritime Administration or Small Business Administration.

Other securities issued or guaranteed by U.S. government agencies or instrumentalities are not backed by the full faith and credit of the U.S. government. For example, some securities are supported by the right of the agency or instrumentality to borrow from the Treasury, such as securities issued by the Federal Home Loan Banks, Freddie Mac, or Fannie Mae, and other securities are supported only by the credit of the agency or instrumentality, such as securities issued by the Federal Farm Credit Banks Funding Corporation or Tennessee Valley Authority.

If the securities issued or guaranteed by a U.S. government agency or instrumentality are not backed by the full faith and credit of the U.S. government, there can be no assurance that the U.S. government would provide financial support to the agency or instrumentality. A Fund will invest in securities of agencies and instrumentalities only if the Investment Manager is satisfied that the credit risk involved is acceptable.

U.S. government securities may include mortgage-backed securities issued or guaranteed as to the payment of principal and interest by U.S. government agencies or instrumentalities including, but not limited to, Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See Mortgage-Backed and Asset-Backed Securities. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. government to tighten the availability of its credit.

Variable or Floating Rate Instruments

Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

Warrants and Rights

Subject to its investment policies and restrictions, each Fund (other than Ivy Cash Management Fund) may invest in warrants and rights. Warrants are options to purchase equity securities at specified prices for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to sharp declines in value than the underlying security might be. They also are generally less liquid than an investment in the underlying securities.

When-Issued and Delayed-Delivery Transactions

Subject to its investment policies and restrictions, a Fund may purchase securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case payment and delivery for the securities take place at a future date. The securities so purchased or sold are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when issued or delayed-delivery basis, a Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to the Fund until delivery and payment is completed. When a Fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the securities in determining its NAV per share. When a Fund sells securities on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the securities. When a Fund makes a commitment to sell securities on a delayed-delivery basis, it will record the transaction and thereafter value the securities at the sale price in determining its NAV per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

The use of when-issued transactions and forward commitments enables a Fund to seek to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby fixing the purchase price to be paid on the settlement date at an amount below that to which the Fund anticipates the market price of such security to rise and, in the meantime, obtaining the benefit of investing the proceeds of the sale of its portfolio security at currently higher cash yields. Of course, the success of this strategy depends upon the ability of the Investment Manager to correctly anticipate increases and decreases in interest rates and prices of securities. If the Investment Manager anticipates a rise in interest rates and a decline in prices and, accordingly, a Fund sells securities on a forward commitment basis in an attempt to hedge against falling prices, but in fact interest rates decline and prices rise, the Fund will have lost the opportunity to profit from the price increase. If the Investment Manager anticipates a decline in interest rates and a rise in prices, and, accordingly, the Fund sells a security in its portfolio and purchases the same or a similar security on a when-issued or forward commitment basis in an attempt to enjoy currently high cash yields, but in fact interest rates increase and prices fall, the Fund will have lost the opportunity to profit from investment of the proceeds of the sale of the security at the increased interest rates. The likely effect of this hedging strategy, whether the Investment Manager is correct or incorrect in its prediction of interest rate and price movements, is to reduce the chances of large capital gains or losses and thereby reduce the likelihood of wide variations in a Fund’s NAV.

When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. Each Fund may hold a when-issued security or forward commitment until the settlement date, even if the Fund will incur a loss upon settlement. In accordance with regulatory requirements, a Fund’s custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If a Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss.

The purchase of securities on a when-issued or forward commitment basis exposes the Fund to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. A Fund’s purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested could result in increased volatility of the price of the Fund’s shares.

Zero Coupon Securities

Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or do not specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value (that is, with original issue discount (OID)) and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable debt obligations that make current distributions of interest in cash.

Subject to its investment policies and restrictions, a Fund may invest in zero coupon securities that are stripped Treasury notes or bonds, zero coupon bonds of corporate or municipal issuers and other securities that are issued with OID. The Federal tax law requires that a holder of a security with OID accrue as income (take into account, in the case of OID on a tax-exempt security (i.e., a security the interest on which is not subject to Federal income tax)) each taxable year a ratable portion of the OID on the security, even though the holder may receive no interest payment on the security during the year. Accordingly, although a Fund generally will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current taxable or tax-exempt income attributable to those securities. To avoid liability for Federal income and excise taxes, therefore, a Fund will be required to distribute cash in an amount equal to income accrued with respect to those securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to make that distribution.

A broker-dealer creates a derivative zero coupon security by separating the interest and principal components of a Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding Treasury security and selling them as individual securities. Bonds issued by the Resolution Funding Corporation and the Financing Corporation also can be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. government, a government agency or a corporation in zero coupon form.

Defensive Purposes

For temporary defensive purposes, each Fund may invest up to all of its assets in cash or cash equivalents, as well as U.S. Treasury obligations, such as bills, bonds and notes. The “cash equivalents” in which each Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which the Investment Manager believes are of comparable high quality. Subject to its investment policies and restrictions, a Fund may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivative instruments, for defensive purposes.

Investment Restrictions

Certain of the Funds’ investment restrictions are described in this SAI. Each of the Funds (other than Ivy Pictet Emerging Markets Local Currency Debt Fund and Ivy Pictet Targeted Return Bond Fund) is “diversified” as defined in the 1940 Act, and therefore, is required to meet certain diversification requirements under the 1940 Act that may limit its investments. Such requirements are set forth under Non-Fundamental Investment Restrictions — Diversification below. A Fund may not change from “diversified” to “non-diversified” without shareholder approval (as defined below).

Each of Ivy Pictet Emerging Markets Local Currency Debt Fund and Ivy Pictet Targeted Return Bond Fund is “non-diversified” as defined in the 1940 Act. This means that each of those Funds may invest a greater portion of its assets in obligations of a single issuer or in several issuers.

Fundamental Investment Restrictions

The following, set forth in their entirety, are the Funds’ fundamental investment restrictions, which cannot be changed without shareholder approval for the affected Fund. For this purpose, shareholder approval for a Fund means the approval, at a meeting of Fund shareholders, by the lesser of (1) 67% or more of the Fund’s voting securities present at the meeting, if more than 50% of the Fund’s outstanding voting securities are present in person or by proxy or (2) more than 50% of the Fund’s outstanding voting securities. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in the percentage resulting from a change in value of portfolio securities or amount of total assets will not be considered a violation of the restriction. As to each Fund (unless otherwise specified):

1.

The Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

2.

The Fund may not engage in the business of underwriting the securities of other issuers, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

3.

The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

4.

The Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

5.

The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

6.

The Fund may not purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

7.	For each Fund other than Ivy Cash Management Fund:

The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, securities of other investment companies and “tax-exempt securities” (i.e., securities the interest on which is not subject to Federal income tax) or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) if, as a result, such purchase would result in the concentration (as that term may be defined in the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) of its investments in securities of issuers in any one industry.

For Ivy Cash Management Fund:

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except that the Fund may invest without limit in obligations issued by banks.

8.

Under normal circumstances, at least 80% of Ivy California Municipal High Income Fund’s net assets, plus any borrowings for investment purposes, will be invested in a diversified portfolio of municipal securities with income payments that are exempt from Federal and California income taxes.

Non-Fundamental Investment Restrictions

The following investment restrictions are non-fundamental (sometimes referred to as “operating policies”), and may be changed by the Board without shareholder approval:

1.	“Name Rule” investments:

Under normal circumstances, at least 80% of:

•	Ivy Corporate Bond Fund’s net assets, plus any borrowings for investment purposes (referred to in this section as Net Assets), will be invested in corporate bonds.

•	Ivy Crossover Credit Fund’s Net Assets will be invested in bonds.

•	Ivy IG International Small Cap Fund’s Net Assets will be invested in common stocks of small-capitalization companies.

•

Ivy Pictet Emerging Markets Local Currency Debt Fund’s Net Assets will be invested in debt securities that are denominated in local currencies of emerging market countries, as well as derivative instruments that provide investment exposure to such debt securities.

•	Ivy Pictet Targeted Return Bond Fund’s Net Assets will be invested in bonds.

•

Ivy PineBridge High Yield Fund’s Net Assets will be invested in high-yield securities. For purposes of complying with this 80% investment policy, the Fund considers high-yield securities to be those debt securities that are rated BB+ or lower by S&P or comparably rated by another NRSRO, or, if unrated, determined by PineBridge to be of comparable quality.

A Fund will notify Fund shareholders with written notice at least 60 days prior to a change in its 80% investment policy. None of the Funds currently intend to borrow for investment purposes.

2.	Investment in other investment companies:

Each Fund (other than Ivy Cash Management Fund) may buy shares of other investment companies only to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. Any Fund whose shares are acquired by another Fund in accordance with Section 12(d)(1)(G) of the 1940 Act shall not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on either Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

3.	Investment in illiquid securities:

Each Fund (other than Ivy Cash Management Fund) may not purchase a security if, as a result, more than 15% of its net assets would consist of illiquid investments.

Ivy Cash Management Fund may not acquire (i) an illiquid security if, immediately after such acquisition, it would have invested more than 5% of its total assets in illiquid securities; (ii) any security other than a Daily Liquid Asset (as defined in Rule 2a-7) if, immediately after such acquisition, it would have invested less than 10% of its total assets in Daily Liquid Assets; or (iii) any security other than a Weekly Liquid Asset (as defined in Rule 2a-7) if, immediately after such acquisition, it would have invested less than 30% of its total assets in Weekly Liquid Assets.

4.	Investment in debt securities:

Ivy Apollo Strategic Income Fund may not invest more than 65% of its total assets in non-investment grade debt securities.

Ivy California Municipal High Income Fund may invest up to 20% of its net assets in taxable debt securities other than municipal securities.

Ivy Corporate Bond Fund may not invest more than 20% of its total assets in non-investment grade debt securities.

Under normal circumstances, at least 65% of Ivy California Municipal High Income Fund’s total assets will be invested in medium- and lower-quality municipal securities, that include securities rated BBB+ or lower by S&P or comparably rated by another NRSRO or, if unrated, determined by IICO to be of comparable quality. The Fund may invest in higher-quality municipal securities, and have less than 65% of its total assets in medium- and lower-quality municipal securities, at times when yield spreads are narrow and IICO believes that the higher yields do not justify the increased risk and/or when, in IICO’s opinion, there is a lack of medium- and lower-quality issues in which to invest.

Ivy IG International Small Cap Fund may invest up to 10% of its total assets in non-investment grade debt securities.

Ivy Pictet Targeted Return Bond Fund may invest up to 50% of its total assets in non-investment grade debt securities.

5.	Investment in foreign securities:

Ivy California Municipal High Income Fund may invest in commercial paper and other short-term equivalent securities issued by U.S. and foreign issuers that are denominated in U.S. dollars.

Ivy Corporate Bond Fund may not invest more than 20% of its total assets in foreign securities.

Ivy Crossover Credit Fund may not invest more than 20% of its total assets in foreign securities.

Ivy Government Securities Fund may not invest in foreign securities.

6.	Investment in Financial Instruments:

Each Fund (other than Ivy Cash Management Fund) may invest in Financial Instruments if it is permitted to invest in the type of asset by which the return on, or value of, the Financial Instrument primarily is measured.

Ivy Cash Management Fund will not invest in any security whose interest rate or principal amount to be repaid, or timing of repayments, varies or floats with the value of a foreign currency, the rate of interest payable on foreign currency borrowings, or with any interest rate or currency other than U.S. dollars.

7.	Restrictions on selling short:

Each Fund may engage in short sales to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

8.	Diversification:

For each Fund (other than Ivy Pictet Emerging Markets Local Currency Debt Fund and Ivy Pictet Targeted Return Bond Fund), except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, the Fund may not, with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

The method of determining who is an issuer for purposes of the 5% limitation above for Ivy California Municipal High Income Fund is non-fundamental. In particular, in applying this limitation:

(a)

For municipal securities created by a particular government but backed only by the assets and revenues of a subdivision of that government, such as agency, instrumentality, authority or other subdivision, the Fund considers such subdivision to be the issuer;

(b)	For PABs, the nongovernmental user of facilities financed by them is considered a separate issuer; and

(c)

A guarantee of a municipal security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund’s total assets.

Ivy California Municipal High Income Fund may invest 25% or more of its total assets in PABs, in securities the payment of principal and interest on which is derived from revenue of similar projects, or in municipal securities of issuers located in the same geographic area. The Fund will not, however, have more than 25% of its total assets in PABs issued for any one industry.

Ivy Cash Management Fund may not purchase the securities of any one issuer (other than U.S. government securities) if, as a result of such purchase, more than 5% of its total assets would be invested in the securities of any one issuer, as determined in accordance with Rule 2a-7; provided, however, the Fund may invest up to 25% of its total assets in securities of a single issuer for a period of up to 3 business days after the purchase. The Fund may rely on this exception only as to one issuer at a time.

9.	Other Current Restrictions:

Each Fund may not invest more than 20% of its total assets in cash or cash equivalents. However, for temporary or defensive purposes, a Fund may invest in cash or cash equivalents without limitation.

All Funds. An investment policy or restriction that states a maximum percentage of a Fund’s assets that may be so invested or prescribes quality standards typically is applied immediately after, and based on, a Fund’s acquisition of an asset. Accordingly, a subsequent change in the asset’s value, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and restrictions.

Portfolio Turnover

A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. A portfolio turnover rate of 100% would mean that a Fund had sold and purchased securities valued at 100% of its net assets within a one-year period. A Fund’s turnover rate may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for the redemption of its shares.

The portfolio turnover rates for the fiscal years ended September 30, 2018 and September 30, 2017 for each of the Funds were:

	2018	2017
Ivy Apollo Multi-Asset Income Fund	59%	84%
Ivy Apollo Strategic Income Fund	48%	48%
Ivy California Municipal High Income Fund	10%	7%
Ivy Cash Management Fund	N/A	N/A
Ivy Corporate Bond Fund	29%	42%	[1]
Ivy Crossover Credit Fund[2]	85%	112%
Ivy Government Securities Fund	42%	37%	[1]
Ivy IG International Small Cap Fund[3]	60%	38%
Ivy Pictet Emerging Markets Local Currency Debt Fund	90%	63%
Ivy Pictet Targeted Return Bond Fund[4]	152%	190%
Ivy PineBridge High Yield Fund[5]	81%	60%

[1]	Represents the portfolio turnover rate of the Predecessor Fund.
[2]	Ivy Crossover Credit Fund commenced operations on April 3, 2017.
[3]	Ivy IG International Small Cap Fund commenced operations on January 10, 2017.
[4]

The higher portfolio turnover rate for the fiscal years ended September 30, 2017 and September 30, 2018 was attributable primarily to a change in the turnover rate calculation method to include transactions in certain derivative instruments.

[5]	Ivy PineBridge High Yield Fund commenced operations on May 18, 2017.

In general, a high turnover rate will increase transaction costs (such as commissions and spreads between bid and asked prices) that will be borne by a Fund and could increase realized capital gains or losses (the excess of such gains over such losses being taxable to shareholders when distributed to them). Because short-term securities generally are excluded from the computation of the portfolio turnover rate, a rate is not computed for Ivy Cash Management Fund.

Policy on Disclosure of Portfolio Holdings (Disclosure Policy)

The Disclosure Policy is intended to prevent unauthorized disclosure of portfolio holdings information. Divulging non-public portfolio holdings to selected third parties is permissible only when the Fund has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality, including a duty not to trade based on the non-public information. The Disclosure Policy applies when disclosing portfolio holdings to any party, other than to service providers or other third parties that perform account maintenance, trade execution services and/or record keeping services, where such disclosure of portfolio holdings would provide information that is not already publicly disclosed.

Publicly Available Information

A Fund’s portfolio holdings are publicly available: (1) at the time such information is filed with the SEC in a publicly available filing; or (2) the next day following the day such information is posted on the internet at www.ivyinvestments.com. This information may be a Fund’s complete portfolio holdings disclosed in the Fund’s Annual or Semiannual Reports and filed with the SEC on Form N-CSR or in the Fund’s first and third quarter reports and filed with the SEC on Form N-Q. This information also may be a partial listing, such as a Fund’s top ten portfolio holdings posted monthly on the internet at www.ivyinvestments.com.

Fund holdings and other information filed with the SEC may be viewed on the SEC’s website at http://www.sec.gov.

Exceptions

Attribution reports containing only sector and/or industry breakdowns for a Fund can be released without a confidentiality agreement and without regard to any time constraints.

Holdings may be discussed/disclosed generally by the Fund’s portfolio manager(s) for valid business purposes with third-party broker-dealers that offer and sell shares of the Fund during monthly calls and other presentations as necessary to educate such third-party broker-dealers about the general management of the portfolio and to illustrate an investment strategy.

The Disclosure Policy does not apply to communications with broker-dealers regarding specific securities that are in the process of being traded or communications to broker-dealers regarding potential trades of securities.

Existing Clients/Shareholders/Requests for Proposal (RFP) and Brokers (each, a Third-Party Recipient)

A Fund’s portfolio holdings (either month-end or quarter-end) may be released upon the specific request of a Third-Party Recipient, on the 15th day after month-end or quarter-end, provided that:

1.

The individual receiving the request, in conjunction with IICO’s legal department or the Funds’ Chief Compliance Officer (CCO), determines that the Fund has a legitimate business purpose for disclosing non-public portfolio holdings information to the Third-Party Recipient;

2.

The Third-Party Recipient signs a confidentiality agreement or is given appropriate notice that the non-public portfolio holdings: (a) should be kept confidential, (b) may not be used to trade in any such portfolio holdings nor to purchase or redeem shares of the Fund, and (c) may not be disseminated or used for any purpose other than as referenced in the confidentiality agreement; and

3.	No compensation is received by the Funds, IICO or any other party in connection with the disclosure of information about the portfolio holdings.

A Fund may release its portfolio holdings to the sponsor of a model portfolio product on a more frequent basis than described above only when the Fund has first entered into an agreement with the recipient that requires the recipient to agree in substance to the terms and conditions set forth below:

The recipient shall:

•

agree to use portfolio information only for its own internal analytical purposes in connection with the compilation of Fund data, the development of investment models or risk analysis, and the determination of the eligibility of the Fund for the recipient’s “model portfolios;”

•	agree that it will not disclose, distribute or publish the portfolio information that it receives from the Fund, including to any of its clients;

•

represent that it will not disclose the portfolio information to any person or entity within its organization other than personnel who are authorized to receive such information in connection with the compilation of Fund data and the development of “model portfolios;”

•	agree that it, its officers, employees, agents and representatives have a duty to treat the portfolio information as confidential and not to trade securities based on such information;

•	agree that it may not, and must take steps to ensure that all of its employees with access to such information do not, invest directly in the Fund for which such confidential information is supplied;

•

agree that it may not distribute portfolio information to any agent or subcontractor unless such agent or subcontractor has entered into a substantially similar agreement of confidentiality and has adopted and agrees to maintain policies and procedures designed to ensure that the information is kept confidential; and

•

agree to maintain policies and procedures designed to ensure that the portfolio information provided by the Fund is kept confidential and that its officers, agents and representatives do not trade securities based on such information.

Lipper, Morningstar and Other Service Organizations

Each Fund may provide its holdings to Thomson Reuters Lipper, Morningstar, Inc. and similar service-related firms without limitation, on the condition that appropriate notice is provided that such non-public information: (1) may not be disclosed to, or discussed with, any other clients of the rating organization absent a valid exception; (2) will not be used as the basis to trade in any such portfolio holdings of the Fund; and (3) will not be used as the basis to engage in market timing activity in any of the Funds.

In determining whether there is a legitimate business purpose for making disclosure of a Fund’s non-public portfolio holdings information, IICO’s legal department or the Funds’ CCO typically will consider whether the disclosure is in the best interests of Fund shareholders and whether any conflict of interest exists between the shareholders and the Fund or IDI or its affiliates.

As part of the annual review of the Trust’s compliance policies and procedures, the Funds’ CCO will report to the Board regarding the operation and effectiveness of the Disclosure Policy, including on any changes to the Disclosure Policy that have been made or recommendations for future changes to the Disclosure Policy.

The following is a list of those entities with which there is currently an ongoing arrangement to make available non-public information about the Funds’ portfolio securities holdings.

Custodian, Auditors, Legal Counsel and Other Service Providers

The Bank of New York Mellon

Deloitte & Touche LLP

Stradley Ronon Stevens & Young, LLP

Ivy Investment Management Company

WI Services Company

Ivy Distributors, Inc.

ICE Data Services

FactSet Research Systems, Inc.

MSCIInvestortools, Inc.

BarraOne

Sylvan

Wolters Kluwer

IHS Markit, Ltd.

Rust Consulting, Inc.

Wilshire

Securian

Pursuant to a custodian contract, the Trust has selected The Bank of New York Mellon as custodian for each Fund’s securities and cash. As custodian, The Bank of New York Mellon maintains all records relating to each Fund’s activities and supplies each Fund with a daily tabulation of the securities it owns and that are held by the custodian and serves a similar function for foreign securities.

Rating, Ranking and Research entities

Bloomberg L.P.

Ibbotson Associates, Inc.

Informa Investment Solutions, Inc.

Risk Metrics Group, LLC

Thomson Reuters Lipper

Moody’s Corporation

Morningstar, Inc.

S&P Global Ratings Inc.

Thomson Reuters Corporation

Each Fund may send its complete portfolio holdings information to one or more of the rating, ranking and/or research entities listed above for the purpose of having such entity develop a rating, ranking or specific research product for the Fund.

Brokerage and Brokerage-related information entities

AdCap Securities, LLC

Alamo Capital

Amherst Pierpont Securities

B. Riley & Co., LLC (Friedman Billings Ramsey)

Barrington Research Associates

Bank of America Merrill Lynch

Barclays Capital, Inc.

Berenberg Capital Markets, LLC

Blaylock Beal Van LLC

BMO Capital Markets

Buckingham Research Group, Inc.

BWG Strategy, LLC

Canaccord Genuity

CIMB Securities, Inc.

Cirrus Research, LLC

Citigroup Global Markets, Inc.

Cleveland Research Company, LLC

Cornerstone Macro LLC

Cowen & Company, LLC

Credit Suisse LLC

Crews & Associates, Inc.

CRT Capital Group, LLC

D.A. Davidson & Co.

Deutsche Bank Securities, Inc.

Dougherty & Company LLC

Empirical Research

Falcon Square Capital LLC

First Analysis Securities Corp.

First Southern Securities LLC

FTN Financial Capital Markets

George K. Baum & Company

Goldman Sachs & Co.

Haitong International Securities (USA), Inc.

Handelsbanken Markets

Helvea, Inc.

Hilltop Securities, Inc.

HSBC Bank plc

INTL FC Stone Partners, L.P.

Investec Securities, LLC

Jefferies & Company, Inc.

JMP Securities, LLC

J.P. Morgan Securities, Inc.

Key Banc Capital Markets

Macquarie Group Limited

Mitsubishi Securities (USA), Inc.

Morgan Stanley Smith Barney LLC

MUFG Securities Americas, Inc.

Needham & Company, LLC

Noble Financial Group, LLC

Nomura Securities International, Inc.

Oppenheimer & Co. Inc.

Piper Jaffray & Co.

Raymond James Financial Services, Inc.

Robert Baird & Co., Inc.

Samuel A. Ramirez, Inc. (Ramirez & Company)

Sanford C. Bernstein, LLC

Seaport Holdings Group

Sidoti & Company, LLC

SMBC Nikko Securities America, Inc.

Stephens, Inc.

Sterne Agee and Leach, Inc.

Stifel, Nicolaus & Company Incorporated

SunTrust Robinson Humphrey, Inc.

Susquehanna Brokerage, LP (SIG)

Telsey Advisory Group LLC

Third Bridge

U.S. Bancorp Investments, Inc.

U.S. Capital Advisors LLC

Vermilion Capital Management LLC

W.H. Mell & Associates, Inc.

Wedbush Securities, Inc.

Wells Fargo Securities LLC

William Blair & Co.

William O’Neil + Company

Each Fund may send its complete portfolio holdings information to one or more of the brokerage and/or research firms listed above for the purpose of having such entity provide specific research and security-related information to the Fund and/or, to one or more of the consultants and/or broker platforms listed above for the purpose of reviewing and recommending the Fund as possible investments for their clientele. No compensation is received from these entities by the Fund, IICO or its affiliates, and portfolio holdings information will only be provided for legitimate business purposes.

Each Fund may, in the future, modify or terminate any or all of these arrangements and/or enter into additional arrangements of this nature.

Ivy Cash Management Fund Holdings

Information concerning Ivy Cash Management Fund’s portfolio holdings is posted at www.ivyinvestments.com, five business days after the end of each month and remains posted on the website for at least six months thereafter. In addition, information concerning Ivy Cash Management Fund’s portfolio holdings is filed on a monthly basis with the SEC on Form N-MFP.

MANAGEMENT OF THE TRUST

Trustees and Officers

The Trust is governed by its Board, which currently is composed of eight individuals. The Board is responsible for the overall management of the Trust and the Funds, which includes general oversight and review of the Funds’ investment activities, in accordance with Federal law and the law of the State of Delaware, as well as the stated policies of the Funds. The Board has appointed officers of the Trust and delegated to them the management of the day-to-day operations of the Funds, based on policies reviewed and approved by the Board, with general oversight by the Board.

Board Structure and Related Matters

Seven members of the Board are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (each referred to as an “Independent Trustee”). Mr. Henry J. Herrmann is the sole interested Board member of the Trust (an Interested Trustee, and collectively with the Independent Trustees, the “Trustees”). An interested person of the Trust includes any person who is otherwise affiliated with the Trust or a service provider to the Trust, such as Ivy Investment Management Company (IICO), the Funds’ investment adviser, a Fund’s investment subadviser, or IDI, the Funds’ underwriter. The Board believes that having a majority of Independent Trustees on the Board is appropriate and in the best interests of the Funds’ shareholders.

Under the Trust’s Amended and Restated Agreement and Declaration of Trust and its Bylaws, a Trustee may serve as a Trustee until he or she dies, resigns or is removed from office. The Trust is not required to hold annual meetings of shareholders for the election or re-election of Trustees or for any other purpose, and does not intend to do so. Delaware law permits shareholders to remove Trustees under certain circumstances and requires the Trust to assist in shareholder communications.

The Board has elected Joseph Harroz, Jr., an Independent Trustee, to serve as Independent Chair of the Board. In that regard, Mr. Harroz’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and of the Independent Trustees; and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel. The Independent Chair also performs such other duties as the Board may from time to time determine.

The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also hold four regularly scheduled in-person meetings each year, during a portion of which management is not present, as well as a special telephonic meeting in connection with the Board’s annual consideration of the Trust’s management agreements, and may hold special meetings, as needed, either in person or by telephone.

The Board has established a committee structure (described below) that includes four standing committees: the Audit Committee, the Investment Oversight Committee, the Governance Committee and the Executive Committee, the first three of which are comprised solely of Independent Trustees. The Board periodically evaluates its structure and composition, as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Ivy Funds, the number of Ivy Funds overseen by the Board, the arrangements for the conduct of the Ivy Funds’ operations, the number of Trustees, and the Board’s responsibilities.

The Trust is part of the Fund Complex, which is comprised of the 45 funds within the Trust, 28 portfolios within the Ivy Variable Insurance Portfolios (Ivy VIP), Ivy High Income Opportunities Fund (a closed-end fund) (IVH), 3 funds within the Ivy NextShares and 6 portfolios within the InvestEd Portfolios. Each member of the Board also is a member of the Board of Trustees of each of the other trusts within the Fund Complex.

The Trustees of the Trust are identified in the tables below, which provide information as to their principal business occupations held during at least the last five years and certain other information.

Independent Trustees

The following table provides information regarding each Independent Trustee.

NAME, ADDRESS AND YEAR OF BIRTH	POSITION HELD WITH THE TRUST	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Trustee	Trust: 2017	Professor of Law, Washburn University School of Law (1973 to present)	83	Director, Kansas Legal Services for Prisoners, Inc. (non-profit community service); Director, U.S. Alliance Corporation and wholly-owned subsidiaries: U.S. Alliance Life and Security Company and Dakota Capital Life Insurance Company (Insurance) (2009 to present); Director, Kansas Appleseed, Inc. (non-profit community service) (2007 to present); Trustee, Waddell & Reed Advisors Funds (WRA Funds) (1997-2018); Trustee, Ivy VIP (1997 to present) (28 portfolios overseen); Trustee, InvestEd Portfolios (2001 to present) (6 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2017 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2017 to present) (3 portfolios overseen)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION HELD WITH THE TRUST	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
James D. Gressett* 6300 Lamar Avenue Overland Park, KS 66202 1950	Trustee	Trust: 2008 Ivy Funds: 2002	Chief Executive Officer (CEO) of CalPac Pizza LLC (2011 to present); CEO of CalPac Pizza II LLC (2012 to present); CEO of PacPizza LLC (Pizza Hut franchise) (2000 to present); Member/CEO, Southern Pac Pizza LLC (2013 to present); Partner, Century Bridge Partners (real estate investments) (2007 to present); Manager, Hartley Ranch Angus Beef, LLC (2013 to present); President, Penn Capital Corp. (1995 to present); Partner, Penn Capital Partners (1999 to present)	83	Member/Secretary, The Metochoi Group LLC (1999 to present); Member/Chairman, Idea Homes LLC (homebuilding and development) (2013 to present); Trustee, WRA Funds (2017-2018); Trustee, Ivy VIP (2017 to present) (28 portfolios overseen); Trustee, InvestEd Portfolios (2017 to present) (6 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION HELD WITH THE TRUST	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS

Joseph Harroz, Jr.* 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee Independent Chairman	Trust: 2008 Ivy Funds: 1998 Trust: 2008 Ivy Funds: 2006	Dean, College of Law, Vice President, University of Oklahoma (2010 to present); Managing Member, Harroz Investments, LLC, (commercial enterprises) (1998 to present)	83	Director and Shareholder, Valliance Bank (2007 to present); Director, Foundation Healthcare (formerly Graymark HealthCare) (2008-2017); Trustee, the Mewbourne Family Support Organization (2006 to present) (non-profit); Independent Director, LSQ Manager, Inc. (real estate) (2007-2016); Director, Oklahoma Foundation for Excellence (non-profit) (2008 to present); Independent Chairman and Trustee, WRA Funds (Independent Chairman: 2015-2018; Trustee: 1998-2018); Independent Chairman and Trustee, Ivy VIP (Independent Chairman: 2015 to present; Trustee: 1998 to present) (28 portfolios overseen); Independent Chairman and Trustee, InvestEd Portfolios (Independent Chairman: 2015 to present; Trustee: 2001 to present) (6 portfolios overseen); Independent Chairman and Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Independent Chairman and Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION HELD WITH THE TRUST	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS
Glendon E. Johnson, Jr.* 6300 Lamar Avenue Overland Park, KS 66202 1951	Trustee	Trust: 2008 Ivy Funds: 2002	Of Counsel, Lee & Smith, PC (law firm, emphasis on finance, securities, mergers and acquisitions law) (1996 to present); Owner and Manager, Castle Valley Ranches, LLC (ranching) and Castle Valley Outdoors, LLC (outdoor recreation) (1995 to present); Formerly, Partner, Kelly, Drye & Warren LLP (law firm) (1989-1996); Partner, Lane & Edson PC (law firm) (1987-1989)	83	Director, Thomas Foundation for Cancer Research (non-profit) (2005 to present); Director, Warriors Afield Legacy Foundation (non-profit) (2014 to present); Trustee, WRA Funds (2017-2018); Trustee, Ivy VIP (2017 to present) (28 portfolios overseen); Trustee, InvestEd Portfolios (2017 to present) (6 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen)
Frank J. Ross, Jr. Polsinelli PC 900 West 48th Place Suite 900 Kansas City, MO 64112 1953	Trustee	Trust: 2017	Shareholder/Director, Polsinelli PC (law firm) (1980 to present)	83	Trustee, WRA Funds (1996-2018); Trustee, Ivy VIP (1996 to present) (28 portfolios overseen); Trustee, InvestEd Portfolios (2001 to present) (6 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2017 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2017 to present) (3 portfolios overseen)

NAME, ADDRESS AND YEAR OF BIRTH	POSITION HELD WITH THE TRUST	TRUSTEE SINCE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD DURING PAST 5 YEARS

Michael G. Smith* 6300 Lamar Avenue Overland Park, KS 66202 1944	Trustee	Trust: 2008 Ivy Funds: 2002	Retired; formerly, with Merrill Lynch as Managing Director of Global Investor Client Strategy (1996-1998), Head of Regional Institutional Sales (1995-1996) and of U.S. Central Region (1986-1995, 1999)	83	Director, Executive Board, Cox Business School, Southern Methodist University (1998 to present); Lead Director, Northwestern Mutual Funds (2003-2017) (29 portfolios overseen); Director, CTMG, Inc. (clinical testing) (2008-2015); Trustee, WRA Funds (2017-2018); Trustee, Ivy VIP (2017 to present) (28 portfolios overseen); Trustee, InvestEd Portfolios (2017 to present) (6 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen)

Edward M. Tighe* 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	Trust: 2008 Ivy Funds: 1999	Retired; formerly, CEO and Director of Asgard Holdings, LLC (computer network and security services) (2002-2004); President, Citco Technology Management (1995-2000); CEO, Global Mutual Fund Services (1993-2000); Sr. Vice President, Templeton Global Investors (1988-1992)	83	Trustee, Hansberger Institutional Funds (2000-2007); Director, The Research Coast Principium Foundation, Inc. (non-profit) (2012-2015); Trustee, WRA Funds (2017-2018); Trustee, Ivy VIP (2017 to present) (28 portfolios overseen); Trustee, InvestEd Portfolios (2017 to present) (6 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen)

*

Each noted Trustee became a Trustee in 2008, as reflected by the first date shown. The second date shows when the Trustee first became a director of one or more of the funds that are the predecessors to current funds within the Ivy Funds.

Interested Trustee

Mr. Herrmann is “interested” by virtue of his former engagement as an officer of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including each Fund’s investment manager, IICO, each Fund’s principal underwriter, IDI, and each Fund’s shareholder servicing and accounting services agent, Waddell & Reed Services Company, doing business as WI Services Company (WISC), a subsidiary of Waddell & Reed, Inc. (Waddell & Reed), as well as by virtue of his personal ownership in shares of WDR.

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST	TRUSTEE SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD
Henry J. Herrmann 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	Trust: 2008 Ivy Funds: 1998	Retired, Non-Executive Chairman of the Board, WDR (2016-2018); Formerly, Chairman, WDR (2010-2018); CEO, WDR (2005-2016); President, CEO and Chairman, IICO (2002-2016); President, CEO and Chairman, Waddell & Reed Investment Management Company (WRIMCO) (1993-2016); President of each of the funds in the Fund Complex (for Ivy Funds: 2001-2016)	83	Director, WDR (1998 to present); Director, IICO (2002-2016); Director, WRIMCO (1991-2016); Director, WISC (2001-2016); Director, W&R Capital Management Group, Inc. (2008-2016); Director, Waddell & Reed (1993-2016); Director, Blue Cross Blue Shield of Kansas City (2007-2017); Trustee, WRA Funds (1998-2018); Trustee, Ivy VIP (1998 to present) (28 portfolios overseen); Trustee, InvestEd Portfolios (2001 to present) (6 portfolios overseen); Trustee, Ivy High Income Opportunities Fund (2013 to present) (1 portfolio overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen)

*

The Trustee became a Trustee in 2008, as reflected by the first date shown. The second date shows when the Trustee first became a director of one or more of the funds that are the predecessors to current funds within the Ivy Funds.

In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

James M. Concannon

Mr. Concannon has organizational management experience as the dean of a law school. He has served as an officer and on the boards of non-profit organizations. He has multiple years of service as a Trustee to the Fund Complex. The Board concluded that Mr. Concannon is suitable to serve as Trustee because of his academic background and the length of his service as a Trustee to the Trust and to other trusts within the Fund Complex.

James D. Gressett

Mr. Gressett has served as the CEO of a closely-held corporation. He also has served as an accountant and partner in a public accounting firm. Mr. Gressett also has been a member and chairman of the boards of several closely-held corporations and charitable organizations. Mr. Gressett holds a B.B.A. of Accountancy degree from the University of Texas at Austin. He has multiple years of service as a Trustee to the Fund Complex. The Board concluded that Mr. Gressett is suitable to serve as Trustee because of his work experience, his academic background, his service on other corporate and charitable boards and the length of his service as a Trustee to the Trust and to other trusts within the Fund Complex.

Joseph Harroz, Jr.

Mr. Harroz serves as Dean of the College of Law and Vice President of a state university, and also serves as a director of a bank. He also has served as a president and director of a publicly traded company and as General Counsel to a state university system. Mr. Harroz holds a B.A. degree from the University of Oklahoma and a J.D. from Georgetown University Law Center. Mr. Harroz has multiple years of service as a Trustee to the Fund Complex. The Board concluded that Mr. Harroz is suitable to serve as Trustee because of his educational background, his work experience and the length of his service as a Trustee to the Trust and to other trusts within the Fund Complex.

Henry J. Herrmann

Mr. Herrmann has extensive experience in the investment management business, both as a portfolio manager and as a member of senior management, and experience as a director of a publicly held company. He has multiple years of service as a Trustee and officer to the Fund Complex. The Board concluded that Mr. Herrmann is suitable to serve as Trustee because of his academic background, his extensive work experience in the financial services and investment management industry and the length of his service as a Trustee to the Trust and to other trusts within the Fund Complex.

Glendon E. Johnson, Jr.

Mr. Johnson practiced law for over 30 years, specializing in corporate finance, securities and mergers and acquisitions, including representing and advising financial services companies and investment advisers and their boards. In addition, for over twelve years, he was involved in the acquisition, sale, financing, and daily business affairs of several financial service companies, including investment managers. He serves as a Director of the Thomas Foundation for Cancer Research. Mr. Johnson holds an Honors B.A. of Economics and Business from the University of Utah, and a J.D. from the University of Texas Law School at Austin, where he was a member and note and comment editor of the Texas Law Review. He has multiple years of service as a Trustee to the Fund Complex. The Board concluded that Mr. Johnson is suitable to serve as Trustee because of his extensive legal and business experience, academic background and the length of his service as a Trustee to the Trust and to other trusts within the Fund Complex.

Frank J. Ross, Jr.

Mr. Ross has experience as a business attorney and as the head of the business department of a major law firm. He has served as a member of a state banking board and on the boards of a private university, a private secondary school and various non-profit organizations. He has multiple years of service as a Trustee to the Fund Complex. The Board concluded that Mr. Ross is suitable to serve as Trustee because of his work experience and the length of his service as a Trustee to the Trust and to other trusts within the Fund Complex.

Michael G. Smith

Mr. Smith has over 40 years of experience in the financial services and investment management industry. He has served as a member and chairman of the boards of several mutual funds and charitable and educational organizations. Mr. Smith is a Chartered Financial Analyst and holds a B.B.A. of Finance degree and an M.B.A. degree from Southern Methodist University. He has multiple years of service as a Trustee to the Fund Complex. The Board concluded that Mr. Smith is suitable to act as Trustee because of his extensive work experience in the financial services and investment management industry, his educational and charitable organization experience, his educational background and the length of his service as a Trustee to the Trust and to other trusts within the Fund Complex.

Edward M. Tighe

Mr. Tighe has extensive experience in the mutual fund and information technology industries. He has held executive positions with U.S. mutual fund companies and served as a lead independent trustee on a different mutual fund board. Mr. Tighe holds a B.S. of Finance degree from Boston University. He has multiple years of service as a Trustee to the Fund Complex. The Board concluded that Mr. Tighe is suitable to serve as Trustee because of his academic background, his extensive business experience and the length of his service as a Trustee to the Trust and to other trusts within the Fund Complex.

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The Trust’s principal officers are:

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST AND FUND COMPLEX	OFFICER OF TRUST SINCE	OFFICER OF FUND COMPLEX SINCE*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Jennifer K. Dulski 6300 Lamar Avenue Overland Park, KS 66202 1980	Secretary	2017	2017	Secretary for each of the funds in the Fund Complex (2017 to present); Senior Vice President and Associate General Counsel of Waddell & Reed and IDI (2018 to present)
Joseph W. Kauten 6300 Lamar Avenue Overland Park, KS 66202 1969	Vice President Treasurer Principal Financial Officer	2008 2008 2008	2006 2006 2007	Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President and Treasurer of each of the funds in the Fund Complex (2006 to present); Principal Accounting Officer of each of the funds in the Fund Complex (2006-2017); Assistant Treasurer of each of the funds in the Fund Complex (2003-2006); Vice President of Waddell & Reed Services Company (WRSCO) (2007 to present)
Philip J. Sanders** 6300 Lamar Avenue Overland Park, KS 66202 1959	President	2016	2016	CEO of WDR (August 2016 to present); President, CEO and Chairman of IICO and WRIMCO (August 2016 to present); President of each of the funds in the Fund Complex (August 2016 to present); CIO of WDR (February 2011 to present); CIO of IICO and WRIMCO (August 2010 to present)
Scott J. Schneider 6300 Lamar Avenue Overland Park, KS 66202 1968	Vice President Chief Compliance Officer	2008 2008	2006 2004	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex; Vice President of IICO and WRIMCO (2006 to present)
Philip A. Shipp 6300 Lamar Avenue Overland Park, KS 66202 1969	Assistant Secretary	2012	2012	Assistant Secretary of each of the funds in the Fund Complex (2012 to present); Senior Vice President of Waddell & Reed and IDI (2017 to present); Vice President of Waddell & Reed and IDI (2010-2016)
John E. Sundeen, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1960	Vice President	2008	2006	Senior Vice President (1999 to present) and Chief Administrative Officer (2006 to present) of WDR; Executive Vice President and Chief Administrative Officer of IICO and WRIMCO (2004 to present); Executive Vice President of WRSCO (2016 to present)

*	This is the date when the officer first became an officer of one or more of the funds that are the predecessors to current funds within the Ivy Funds (if applicable).
**	Mr. Sanders was Vice President of the Trust since 2006, and of the Fund Complex since 1998, until his appointment as President in August 2016.

Committees of the Board of Trustees

The Board has established the following standing committees: Audit Committee, Executive Committee, Investment Oversight Committee and Governance Committee. The respective duties and current memberships of the standing committees are:

Audit Committee. The Audit Committee serves as an independent and objective party to monitor the Trust’s accounting policies, financial reporting and internal control system, as well as the work of the Trust’s independent registered public accounting firm. The Committee also serves to provide an open avenue of communication among the Trust’s independent registered public accounting firm, the internal accounting staff of IICO and the Board. The Audit Committee consists of Edward M. Tighe (Chair), James M. Concannon and James D. Gressett. During the fiscal year ended September 30, 2018, the Audit Committee met four times.

Executive Committee. The Executive Committee acts as necessary on behalf of the full Board. When the Board is not in session, the Executive Committee has and may exercise any or all of the powers of the Board in the management of the business and affairs of the Fund except the power to increase or decrease the size of, or fill vacancies on, the Board, and except as otherwise provided by law. The Executive Committee consists of Henry J. Herrmann (Chair) and Glendon E. Johnson, Jr. During the fiscal year ended September 30, 2018, the Executive Committee did not meet.

Investment Oversight Committee. The Investment Oversight Committee reviews, among other things, the investment performance of the Fund, any proposed changes to the Fund’s investment policies, and the Fund’s market trading activities and portfolio transactions. The Investment Oversight Committee consists of Michael G. Smith (Chair), Henry J. Herrmann and James M. Concannon. During the fiscal year ended September 30, 2018, the Investment Oversight Committee met four times.

Governance Committee. The Governance Committee evaluates, selects and recommends to the Board candidates to serve as Independent Trustees. The Committee will consider candidates for Trustee recommended by Shareholders. Written recommendations with any supporting information should be directed to the Secretary of the Trust. The Governance Committee also oversees the functioning of the Board and its committees. The Governance Committee consists of Frank J. Ross, Jr. (Chair), Glendon E. Johnson, Jr. and James D. Gressett. During the fiscal year ended September 30, 2018, the Governance Committee met seven times.

The Board has authorized the creation of a Valuation Committee comprised of such persons as may be designated from time to time by WISC and includes Philip J. Sanders. This committee is responsible in the first instance for fair valuation and reports all valuations to the Board on a quarterly (or on an as-needed) basis for its review and approval.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and its Funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the Funds. The Board performs this risk management oversight directly and, as to certain matters, directly through its committees and through its Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds.

In general, a Fund’s risks include, among other things, investment risk, credit risk, liquidity risk, valuation risk, operational risk and regulatory compliance risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Funds. In addition, under the general oversight of the Board, IICO, each Fund’s Investment Manager and other service providers to the Trust have themselves adopted a variety of policies, procedures and controls designed to address particular risks of the Funds. Different processes, procedures and controls are employed with respect to different types of risks.

The Board also oversees risk management for the Trust and the Funds through review of regular reports, presentations and other information from officers of the Trust and other persons.

Senior officers of the Trust, senior officers of IICO, IDI and WISC (collectively, Waddell), and the Funds’ CCO regularly report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from IICO with respect to the investments and securities trading of the Funds, reports from Fund management personnel regarding valuation procedures and reports from management’s Valuation Committee (described above) regarding the valuation of particular securities. In addition to regular reports from Waddell, the Board also receives reports regarding other service providers to the Trust, either directly or through Waddell or the Funds’ CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Funds’ CCO regarding the effectiveness of the Funds’ compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from Waddell in connection with the Board’s consideration of the renewal of each of the Trust’s agreements with Waddell and the Trust’s distribution plans under Rule 12b-1 under the 1940 Act.

Senior officers of the Trust and senior officers of Waddell also report regularly to the Audit Committee on Fund valuation matters and on the Trust’s internal controls and accounting and financial reporting policies and practices. Waddell compliance and internal audit personnel also report regularly to the Audit Committee. In addition, the Audit Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet separately with the Funds’ CCO to discuss matters relating to the Funds’ compliance program.

Ownership of Fund Shares

as of December 31, 2018

The following tables provide information regarding shares of the Funds beneficially owned by each Independent Trustee of the Ivy Funds, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (Exchange Act), as well as the aggregate dollar range of shares owned, by each Trustee, of funds within the Fund Complex. An Independent Trustee may elect to defer a portion of his or her annual compensation, which deferred amount is deemed to be invested in shares of funds within the Fund Complex. The amounts listed below as “owned” shares include any shares in which the Trustee’s deferred compensation is deemed invested by a Trustee.

Independent Trustees

	Dollar Range of Fund Shares Owned:
Trustee	Ivy Apollo Multi- Asset Income Fund	Ivy Apollo Strategic Income Fund	Ivy California Municipal High Income Fund
James M. Concannon	$0	$0	$0
James D. Gressett	$0	$0	$0
Joseph Harroz, Jr.	over $100,000	over $100,000	$0
Glendon E. Johnson, Jr.	$0	$0	$0
Frank J. Ross, Jr.	$0	$0	$0
Michael G. Smith	$0	$0	$0
Edward M. Tighe	$0	$0	$0

	Dollar Range of Fund Shares Owned:
Trustee	Ivy Cash Management Fund	Ivy Corporate Bond Fund	Ivy Crossover Credit Fund
James M. Concannon	$0	$0	$0
James D. Gressett	$0	$0	$0
Joseph Harroz, Jr.	$0	$0	$0
Glendon E. Johnson, Jr.	$0	$0	$0
Frank J. Ross, Jr.	over $100,000	$0	$0
Michael G. Smith	$0	$0	$0
Edward M. Tighe	$10,001 to $50,000	$0	$0

	Dollar Range of Fund Shares Owned:
Trustee	Ivy Government Securities Fund	Ivy IG International Small Cap Fund	Ivy Pictet Emerging Markets Local Currency Debt Fund
James M. Concannon	$0	$0	$0
James D. Gressett	$0	$0	$0
Joseph Harroz, Jr.	$0	over $100,000	over $100,000
Glendon E. Johnson, Jr.	$0	$0	$0
Frank J. Ross, Jr.	$0	$0	$0
Michael G. Smith	$0	$0	$0
Edward M. Tighe	$0	$0	$0

	Dollar Range of Fund Shares Owned:
Trustee	Ivy Pictet Targeted Return Bond Fund	Ivy PineBridge High Yield Fund	Aggregate Dollar Range of Fund Shares Owned in the Fund Complex
James M. Concannon	$0	$0	over $100,000
James D. Gressett	$0	$0	over $100,000
Joseph Harroz, Jr.	$0	$0	over $100,000
Glendon E. Johnson, Jr.	$0	$0	over $100,000

	Dollar Range of Fund Shares Owned:
Trustee	Ivy Pictet Targeted Return Bond Fund	Ivy PineBridge High Yield Fund	Aggregate Dollar Range of Fund Shares Owned in the Fund Complex
Frank J. Ross, Jr.	$0	$0	over $100,000
Michael G. Smith	$0	$0	over $100,000
Edward M. Tighe	$0	$0	over $100,000

Interested Trustee

As of December 31, 2018, the aggregate dollar range of fund shares owned by Mr. Herrmann, the only Interested Trustee, was:

Ivy Apollo Multi-Asset Income Fund: $0

Ivy Apollo Strategic Income Fund: $0

Ivy Cash Management Fund: over $100,000

Ivy California Municipal High Income Fund: $0

Ivy Corporate Bond Fund: $0

Ivy Crossover Credit Fund: $0

Ivy Government Securities Fund: $0

Ivy IG International Small Cap Fund: $0

Ivy Pictet Emerging Markets Local Currency Debt Fund: $0

Ivy Pictet Targeted Return Bond Fund: $0

Ivy PineBridge High Yield Fund: $0

The aggregate dollar range of fund shares owned by Mr. Herrmann in all funds within the Fund Complex was: over $100,000.

Compensation

The fees paid to the Trustees are allocated among the funds within the Fund Complex based on each fund’s relative asset size. During the fiscal year ended September 30, 2018, the Trustees (or trustee or director of a Predecessor Fund) noted below received (or were entitled to receive) the following aggregate compensation for service as a Trustee of the Trust (or director or trustee of a Predecessor Fund) and each of the other trusts within the Fund Complex:

Compensation Table

Independent Trustees	Aggregate Compensation from the Trust	Total Compensation from the Fund Complex[1]
Jarold W. Boettcher[2]	$219,408	$310,000
James M. Concannon	234,405	331,750
James D. Gressett	211,036	300,000
Joseph Harroz, Jr.[3]	302,817	428,000
Glendon E. Johnson, Jr.	219,989	309,250
Frank J. Ross, Jr.	229,959	325,000
Michael G. Smith	232,473	328,000
Edward M. Tighe	232,473	328,000

Interested Trustee	Aggregate Compensation from the Trust	Total Compensation from the Fund Complex[1]
Henry J. Herrmann	$0	$0

[1]	No pension or retirement benefits have been accrued as a part of the Trust’s expenses.
[2]	Retired as of December 31, 2018, and elected WRA Funds Trustee Emeritus (as defined below) status on that date.

[3]	Mr. Harroz receives an additional annual fee of $100,000 for his services as Independent Chair of the Board and of the board of trustees of each of the other funds within the Fund Complex.

Of the totals listed in the Total Compensation from the Fund Complex column above, the following amounts have been deferred:

Jarold W. Boettcher[1]	$183,000
James M. Concannon	75,000
James D. Gressett	50,000
Joseph Harroz, Jr.	42,000
Glendon E. Johnson, Jr.	0
Frank J. Ross, Jr.	0
Michael G. Smith	145,625
Edward M. Tighe	128,000

[1]	Retired as of December 31, 2018, and elected WRA Funds Trustee Emeritus (as defined below) status on that date.

The Interested Trustee did not receive compensation from any of the Ivy Funds. The officers, as well as Mr. Herrmann, are paid by IICO or its affiliates.

The Board of Ivy Funds had created an honorary position of Director Emeritus, whereby a Director of the predecessor Board of Directors who attained the age of 75 was required to resign his or her position as Director and, unless he or she elected otherwise, served as Director Emeritus provided the Director had served as a Trustee or Director of the Trust (or predecessor entity) for at least five years which need not have been consecutive. The Board of Ivy Funds has eliminated the plan for present and future Board members.

A Director Emeritus receives an annual fee in an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a Director; however, a Director initially elected to a Board of Directors on or after May 31, 1993, receives such annual fee only for a period of three years commencing upon the date the Director began his or her service as Director Emeritus, or in an equivalent lump sum. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but he or she has no authority or responsibility with respect to the management of the Funds. Messrs. William T. Morgan and Paul S. Wise retired as Directors of the Ivy Funds, and each serves as Director Emeritus.

The following table shows the fees paid to each Director Emeritus, and the portion of that fee paid by the Trust, for the fiscal year ended September 30, 2018. IICO has agreed to reimburse the Trust for these payments.1

Director Emeritus	Aggregate Compensation from the Trust	Total Compensation from the Fund Complex[1]
William T. Morgan	$26,836	$65,500
Paul S. Wise	27,751	48,000

[1]

The fees paid to each Trustee or Director Emeritus are allocated among the Ivy Funds that were in existence at the time the Trustee or Director elected Emeritus status, based on each Fund’s net assets at that time.

The Board of the WRA Funds (which provided oversight to the Predecessor Funds) also created an honorary position of Trustee Emeritus (a “WRA Funds Trustee Emeritus”), whereby an incumbent Trustee who had attained the age of 70 could, or if initially elected on or after May 31, 1993 to the Board of the WRA Funds or to the board of trustees of either Ivy VIP or InvestEd Portfolios (each, an “Other Trust”), or as a director of a fund to which the WRA Funds or an Other Trust was the successor, and had attained the age of 78, was required to resign his or her position as Trustee and, unless he or she elected otherwise, serve as Trustee Emeritus, provided that Trustee had served as a Trustee or Director for at least five years, which need not have been consecutive. The only Trustees currently eligible for the position of WRA Funds Trustee Emeritus are those Trustees who were Trustees of the WRA Funds on December 31, 2016.

A WRA Funds Trustee Emeritus receives an annual fee in an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a Trustee or Director. For a Trustee or Director initially elected before May 31, 1993, such annual fee is payable as long as the Trustee or Director holds Emeritus status, which may be for the remainder of his or her lifetime. A Trustee or Director initially elected to a Board of Directors on or after May 31, 1993, receives such annual fee only for a period of three years commencing upon the date the Trustee or Director began his or her Emeritus service, or in an equivalent lump sum. A

Trustee who takes the position of WRA Funds Trustee Emeritus after January 1, 2017, will only receive an annual fee in an amount equal to the annual retainer he or she received in 2016. A WRA Funds Trustee Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her Emeritus capacity, but he or she has no authority or responsibility with respect to the management of the Trust.

Each of Messrs. Jarold W. Boettcher, John A. Dillingham, David P. Gardner, Robert L. Hechler, Albert W. Herman, William T. Morgan, Frederick Vogel III and Paul S. Wise and Ms. Eleanor B. Schwartz serve as a WRA Funds Trustee Emeritus. Messrs. William T. Morgan, Frederick Vogel III and Paul S. Wise were initially elected to a Board of Directors of a fund in the Fund Complex before May 31, 1993, and each therefore receives an amount equal to the annual retainer he was receiving at the time he resigned as a Director for as long as he holds WRA Funds Trustee Emeritus status, which may be for the remainder of his lifetime. Messrs. Jarold W. Boettcher, John A. Dillingham, David P. Gardner, Robert L. Hechler and Albert W. Herman and Ms. Eleanor B. Schwartz initially were elected to a Board of Directors of a fund in the Fund Complex after May 31, 1993, and each receives an amount equal to the annual retainer he or she was receiving at the time he or she resigned as a Trustee only for a period of three years commencing upon the date the Trustee began his or her WRA Funds Trustee Emeritus service.

The fees paid to each WRA Funds Trustee Emeritus are allocated among the funds that were in existence at the time the Trustee or Director elected WRA Funds Trustee Emeritus status, based on each fund’s net assets at that time, which such payments are the responsibility of a corresponding successor Fund.

The following table shows the fees paid, the portion of that fee paid by the Trust, and the portion of that fee paid by the WRA Funds to the current Trustee Emeritus, for the fiscal year ended September 30, 2018.

Director Emeritus	Aggregate Compensation from the Trust	Aggregate Compensation from the WRA Funds	Total Compensation from the Fund Complex
Jarold W. Boettcher[1]	N/A	N/A	N/A
John A. Dillingham[2]	$97,559	$8,928	$127,500
David P. Gardner	0	26,568	38,500
Robert L. Hechler	0	26,568	38,500
Albert W. Herman	66,923	47,422	170,000
William T. Morgan	26,836	29,736	65,500
Eleanor B. Schwartz	67,764	48,355	170,000
Frederick Vogel III	35,191	25,249	78,500
Paul S. Wise	27,751	15,629	48,000

[1]	Retired as of December 31, 2018, and therefore, did not receive any compensation as a director emeritus for the most recently completed fiscal year.
[2]	Retired as of December 31, 2017, and elected WRA Funds Trustee Emeritus status on that date. Mr. Dillingham’s compensation includes fees received as a Trustee of the WRA Funds.

Class A and Class E (when offered) shares of a Fund may be purchased at NAV by current or retired Trustees of the Trust (or retired directors of any entity to which the Trust or any of the Ivy Funds is the successor), directors of any affiliated companies of the Trust, or of any affiliated entity of IDI, current and certain retired employees of IDI and its affiliates, current and certain former financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed. For this purpose, child includes stepchild and parent includes stepparent. See Purchase, Redemption and Pricing of Shares—Net Asset Value Purchases of Class A and Class E Shares for more information.

The contingent deferred sales charge (CDSC) for Class B shares, Class C shares and Class A shares that are subject to a CDSC will not apply to redemptions of shares purchased by current or retired Trustees of the Trust (or retired directors or trustees of any entity to which the Trust or any of the Ivy Funds is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of IDI, current and certain retired employees of IDI and its affiliates, current and certain former financial advisors of Waddell & Reed and its affiliates, and the spouse, children, parents, children’s spouses and spouse’s parents of each (including redemptions from certain retirement plans and certain trusts for these individuals), and employees of financial advisors of Waddell & Reed.

Codes of Ethics

The Trust, Apollo, IGI, LaSalle, Pictet, PineBridge, IICO and IDI have adopted Codes of Ethics under Rule 17j-1 under the 1940 Act that permits their respective trustees, directors, officers and employees to invest in securities, including securities that may be purchased or held by a Fund. Each Code of Ethics subjects covered personnel to certain restrictions that include prohibited activities, pre-clearance requirements and reporting obligations.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table sets forth information with respect to the Funds, as of December 31, 2018, regarding the record or beneficial ownership of 5% or more of any class of Fund shares. Shareholders who have the power to vote a large percentage of shares (at least 25% of the voting shares of a Fund) of a particular Fund can control the Fund and affect the outcome of a proxy vote or the direction of management of the Fund.

Fund Name	Class	Ownership Type	Shareholder Name, City and State	Total Shares Owned	% of Class
Ivy Apollo Multi-Asset Income Fund	C	Record	National Financial Services Corporation Boston, MA	197,920.343	12.75%

	C	Record	UBS Financial Services, Inc. Jersey City, NJ	124,774.078	8.04%

	C	Record	Morgan Stanley Smith Barney LLC New York, NY	99,451.935	6.41%

	C	Record	American Enterprise Investment Services Minneapolis, MN	130,030.703	8.37%

	C	Record	LPL Financial San Diego, CA	80,571.709	5.19%

	C	Record	Stifel, Nicolaus & Company, Inc. St. Louis, MO	80,223.663	5.17%

	N	Beneficial	Edward Jones St. Louis, MO	147,965.040	42.34%

	N	Record	Ivy Investment Management Company Shawnee Mission, KS	201,520.914	57.66%

	Y	Record	Charles Schwab & Co., Inc. San Francisco, CA	50,375.934	9.24%

	Y	Record	National Financial Services Corporation Boston, MA	183,999.257	33.76%

	Y	Record	Ivy Investment Management Company Shawnee Mission, KS	303,476.671	55.68%
Ivy Apollo Strategic Income Fund	A	Record	Ivy Investment Management Company Shawnee Mission, KS	2,808,406.648	23.53%

	C	Record	National Financial Services Corporation Boston, MA	36,912.902	6.03%

	C	Record	Raymond James & Associates St. Petersburg, FL	40,359.005	6.59%

	C	Record	LPL Financial San Diego, CA	50,017.474	8.17%

	N	Beneficial	Ivy Wilshire Global Allocation Fund Shawnee Mission, KS	4,773,771.913	97.20%

	Y	Record	Charles Schwab & Co., Inc. San Francisco, CA	332,876.057	47.28%

	Y	Record	Ivy Investment Management Company Shawnee Mission, KS	300,000.000	42.61%

Fund Name	Class	Ownership Type	Shareholder Name, City and State	Total Shares Owned	% of Class
Ivy California Municipal High Income Fund	A	Record	Ivy Investment Management Company Shawnee Mission, KS	500,000.000	39.64%
	C	Record	Ivy Investment Management Company Shawnee Mission, KS	100,000.000	56.67%

	C	Record	Michelle Silva San Jose, CA	10,419.201	5.90%

	C	Record	Kiran Kamity San Jose, CA	10,395.987	5.89%

	C	Record	Katie Ann Boyle Napa, CA	10,397.027	5.89%

	I	Record	Ivy Investment Management Company Shawnee Mission, KS	300,000.000	25.24%

	Y	Record	Charles Schwab & Co., Inc. San Francisco, CA	22,581.075	17.95%

	Y	Record	Ivy Investment Management Company Shawnee Mission, KS	100,000.000	79.47%
Ivy Cash Management Fund	A	Record	Pershing LLC Jersey City, NJ	473,626,099.910	41.21%

	B	Record	Ivy Investment Management Company Shawnee Mission, KS	240,000.000	37.26%

	B	Record	Stanka Consulting S. Lake Tahoe, CA	66,746.460	10.36%

	B	Record	Deanna Dix-Brown Pratt, KS	60,406.330	9.38%

	B	Record	Alice J. Morris Lakeville, MN	70,179.395	10.90%

	B	Record	Lori R. Veldkamp Oostburg, WI	46,224.330	7.18%

	B	Record	Cynthia A. Covert Columbiana, OH	45,308.280	7.03%

	C	Record	Charles Schwab & Co., Inc. San Francisco, CA	349,179.330	19.87%
Ivy Corporate Bond Fund	B	Record	Jami R. Johnson Great Falls, MT	5,776.592	5.11%

	E	Record	Ivy Investment Management Company Shawnee Mission, KS	39,808.917	100.00%

	N	Beneficial	Ivy Wilshire Global Allocation Fund Shawnee Mission, KS	5,656,925.994	93.97%

	R	Beneficial	Ivy Investment Management Company Shawnee Mission, KS	39,808.917	100.00%

	Y	Record	Ivy Investment Management Company Shawnee Mission, KS	39,808.917	100.00%
Ivy Crossover Credit Fund	A	Record	Ivy Investment Management Company Shawnee Mission, KS	1,000,000.000	85.06%

	E	Record	Ivy Investment Management Company Shawnee Mission, KS	50,000.000	100.00%

Fund Name	Class	Ownership Type	Shareholder Name, City and State	Total Shares Owned	% of Class

	I	Record	National Financial Services Corporation Boston, MA	142,862.083	6.53%

	I	Record	Ivy Investment Management Company Shawnee Mission, KS	1,250,000.000	57.14%

	N	Record	Ivy Investment Management Company Shawnee Mission, KS	50,000.000	100.00%

	R	Record	Ivy Investment Management Company Shawnee Mission, KS	50,000.000	100.00%

	Y	Record	Ivy Investment Management Company Shawnee Mission, KS	100,000.000	100.00%
Ivy Government Securities Fund	B	Record	Elaine C. Reilly W. Warwick, RI	3,019.574	5.79%

	B	Record	Jeffrey Andrews Mesa, AZ	3,677.802	7.05%

	C	Record	Howard Jones and Odessa Jones Cutler Bay, FL	18,980.576	9.37%

	C	Record	USA Volleyball Denver, CO	14,409.629	7.11%

	C	Record	Richard Dean Elk Grove Village, IL	24,833.123	12.26%

	E	Record	Ivy Investment Management Company Shawnee Mission, KS	46,040.516	100.00%

	N	Beneficial	Ivy Wilshire Global Allocation Fund Shawnee Mission, KS	17,926,583.257	53.54%

	N	Record	Waddell & Reed Shawnee Mission, KS	9,184,760.262	9.14%

	N	Record	InvestEd Income Portfolio Shawnee Mission, KS	5,207,346.530	15.55%

	R	Record	Ivy Investment Management Company Shawnee Mission, KS	46,040.516	100.00%

	Y	Record	Ivy Investment Management Company Shawnee Mission, KS	46,040.516	100.00%
Ivy IG International Small Cap Fund	A	Record	Ivy Investment Management Company Shawnee Mission, KS	830,956.241	58.20%
	C	Record	Ivy Investment Management Company Shawnee Mission, KS	100,000.001	58.47%

	C	Record	First Clearing LLC St. Louis, MO	21,607.756	12.63%

	C	Record	Persing Family Wealth Trust Olathe, KS	9,314.136	5.45%

	I	Record	Ivy Investment Management Company Shawnee Mission, KS	1,475,000.001	25.05%

	I	Record	American Enterprise Investment Services Minneapolis, MN	738,417.427	12.54%

	N	Beneficial	Ivy Wilshire Global Allocation Fund Shawnee Mission, KS	5,329,416.270	75.28%

Fund Name	Class	Ownership Type	Shareholder Name, City and State	Total Shares Owned	% of Class

	N	Record	Ivy Managed International Opportunities Fund Shawnee Mission, KS	1,601,975.062	22.63%

	Y	Record	Charles Schwab & Co., Inc. San Francisco, CA	102,454.319	69.30%

	Y	Record	Ivy Investment Management Company Shawnee Mission, KS	45,032.052	30.46%
Ivy Pictet Emerging Markets Local Currency Debt Fund	A	Record	Ivy Investment Management Company Shawnee Mission, KS	575,796.179	43.33%
	C	Record	Ivy Investment Management Company Shawnee Mission, KS	199,565.690	85.90%

	E	Record	Ivy Investment Management Company Shawnee Mission, KS	199,570.816	100.00%

	I	Record	Nationwide Investment Services Corp. Columbus, OH	3,159,070.371	33.88%

	N	Beneficial	Ivy Wilshire Global Allocation Fund Shawnee Mission, KS	4,814,597.708	100.00%

	R	Record	Ivy Investment Management Company Shawnee Mission, KS	199,784.484	100.00%

	Y	Record	National Financial Services Corporation Boston, MA	30,635.127	9.25%

	Y	Record	Ivy Investment Management Company Shawnee Mission, KS	300,536.482	90.75%
Ivy Pictet Targeted Return Bond Fund	A	Record	Ivy Investment Management Company Shawnee Mission, KS	800,000.000	36.57%

	A	Record	David Funk and Shirlene Funk Hansen, ID	135,115.337	6.18%

	C	Record	Ivy Investment Management Company Shawnee Mission, KS	350,000.000	84.87%

	N	Beneficial	Ivy Wilshire Global Allocation Fund Shawnee Mission, KS	8,318,976.236	99.74%

	Y	Record	Ivy Investment Management Company Shawnee Mission, KS	350,000.000	100.00%
Ivy PineBridge High Yield Fund	A	Record	Ivy Investment Management Company Shawnee Mission, KS	550,544.017	67.85%

	I	Record	Ivy Investment Management Company Shawnee Mission, KS	1,201,186.945	25.21%

	N	Beneficial	Ivy Wilshire Global Allocation Fund Shawnee Mission, KS	2,793,689.753	91.51%

	N	Record	National Financial Services Corporation Boston, MA	259,253.252	8.49%

	R	Record	Ivy Investment Management Company Shawnee Mission, KS	50,000.000	100.00%

As of December 31, 2018, all of the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of each class of the Funds, except for Ivy Cash Management Fund, where the Trustees and officers of the Trust, as a group, beneficially owned 1.89% of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

The Management Agreement

The Trust, on behalf of each Fund, has entered into an Investment Management Agreement (Management Agreement) with IICO, a subsidiary of WDR. Under the Management Agreement, IICO is employed to supervise the investments of the Funds and provide investment advice to the Funds. The Management Agreement obligates IICO to make investments for the account of each Fund in accordance with its best judgment and within the investment objective(s) and restrictions set forth in the Prospectus, this SAI, the 1940 Act and the provisions of the Code relating to RICs, subject to policy decisions adopted by the Board. IICO also determines the securities to be purchased or sold by each Fund and places the orders.

IICO is a corporate affiliate of Waddell & Reed. Waddell & Reed is a wholly-owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company which is a wholly-owned subsidiary of WDR, a publicly-held company. The address of these companies is 6300 Lamar Avenue, Overland Park, Kansas 66202-4200.

IICO may have seed capital invested in a Fund. If so, IICO may from time to time, hedge some or all of that seed capital.

The Management Agreement provides that it may be renewed year to year as to each Fund, provided that any such renewal has been specifically approved, at least annually, by (i) the Board, or by a vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Independent Trustees. The Management Agreement also provides that either party has the right to terminate it as to a Fund, without penalty, upon 60 days’ written notice by the Trust to IICO and 120 days written notice by IICO to the Trust, and that the Management Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). A discussion regarding the basis of the approval of the Management Agreement on behalf of each Fund is available in the Funds’ Annual Report to Shareholders for the period ended September 30, 2018.

Investment Subadvisers

Apollo Credit Management, LLC (Apollo), an SEC-registered investment adviser located at 9 West 57th Street, New York, New York 10019, serves as the investment subadviser to, and as such provides investment advice to and generally conducts the investment management program for, a portion of the assets of Ivy Apollo Multi-Asset Income Fund and Ivy Apollo Strategic Income Fund pursuant to an agreement with IICO. Apollo is a subsidiary of Apollo Global Management, LLC (together with its consolidated subsidiaries, including Apollo, Apollo Global).

For its services under the agreement, IICO pays to Apollo an annual fee based on the net assets of the Apollo Sub-Advised Portion.1 The amount of such annual fee is set forth in the schedule below:

Fund Name	Net Assets of the Apollo Sub-Advised Portion[1]	Fee
Ivy Apollo Strategic Income Fund	up to $200 million	0.90%
	over $200 million and up to $400 million	0.885%
	over $400 million and up to $600 million	0.87%
	over $600 million	0.85%

Ivy Apollo Multi-Asset Income Fund	up to $200 million	0.90%
	over $200 million and up to $400 million	0.885%
	over $400 million and up to $600 million	0.87%
	over $600 million	0.85%

[1]	Defined as the portion of the Fund’s assets allocated to Apollo by IICO, from time to time (the “Apollo Sub-Advised Portion”).

LaSalle Investment Management Securities, LLC (LaSalle), an SEC-registered investment adviser located at 100 East Pratt Street, 20th Floor, Baltimore, Maryland 21202, serves as the investment subadviser to, and as such provides investment advice to and generally conducts the investment management program for, a portion of the assets of Ivy Apollo Multi-Asset Income Fund pursuant to an agreement with IICO. LaSalle is responsible for the overall management of a portion of the Fund’s portfolio of investments, including the allocation of those net assets among various regions and countries, and making purchases and sales consistent with the Fund’s investment objectives and strategies. LaSalle may invest in securities of issuers in any country.

LaSalle serves as subadviser to Ivy Apollo Multi-Asset Income Fund under an investment subadvisory agreement with IICO. For its services under the agreement, IICO pays to LaSalle an annual fee based on the net assets of the LaSalle Sub-Advised Portion.1 The amount of such annual fee is set forth in the schedule below:

Fund Name	Net Assets of the LaSalle Sub-Advised Portion[1]	Fee
Ivy Apollo Multi-Asset Income Fund	up to $10 million	0.70%
	over $10 million and up to $20 million	0.65%
	over $20 million and up to $50 million	0.60%
	over $50 million and up to $100 million	0.50%
	over $100 million	0.45%

[1]	Defined as the portion of the Fund’s assets allocated to LaSalle by IICO, from time to time (the “LaSalle Sub-Advised Portion”).

I.G. International Management Ltd. (IG Ireland) is a wholly-owned subsidiary of IGM Financial Inc. and is part of a global investment organization. IG Ireland is an SEC-registered investment adviser located at Brooklawn House, Shelbourne Rd, Ballsbridge, Dublin 4, Ireland, and serves as investment subadviser to the Fund and, as such, provides investment advice to, and generally conducts the investment management program for, the Fund pursuant to an agreement with IICO. IG Ireland delegates to its affiliate, I.G. Investment Management (Hong Kong) Limited (IG Hong Kong, and collectively with IG Ireland, IGI), also an SEC-registered investment adviser located at Suite 1011-12, Two Pacific Place, 88 Queensway, Hong Kong, certain investment management, trading and other responsibilities for the Fund. IG Hong Kong is a wholly-owned subsidiary of IG Ireland. IG Ireland is responsible for the overall management of the Fund’s portfolio of investments (other than the investment of cash on hand), including the allocation of the Fund’s net assets among various regions and countries, and making purchases and sales consistent with the Fund’s investment objective and strategies. IG Ireland also is responsible for the supervision of IG Hong Kong, a subadviser of the Fund, that provides portfolio management services. For its services, IG Ireland receives fees from IICO pursuant to the following schedule:

Fund Assets	Fee Payable to IG Ireland as a Percentage of the Fund’s Average Net Assets
up to $1 billion	0.500%
over $1 billion to $2 billion	0.475%
over $2 billion to $5 billion	0.450%
over $5 billion	0.425%

IG Ireland is responsible for paying IG Hong Kong for the performance of its delegated services.

Pictet Asset Management Limited (Pictet UK), an SEC-registered investment adviser located at Moor House, 120 London Wall, London EC2Y 5ET, United Kingdom, serves as an investment subadviser, and as such provides investment advice to, and generally conducts the investment management program for, Ivy Pictet Emerging Markets Local Currency Debt Fund pursuant to an agreement with IICO. Pictet UK delegates to its affiliate, Pictet Asset Management (Singapore) PTE Ltd (Pictet Singapore), an SEC-registered investment adviser located at 10 Marina Boulevard, Unit 22-01 Tower 2, Marina Bay Financial Centre, Singapore, investment management responsibilities for the portion of the portfolio allocated by Pictet UK for companies located or listed for trading in Asian markets, as further described below. Pictet UK is responsible for the overall management of the Fund’s portfolio of investments, including the allocation of the Fund’s net assets among various regions and countries, and making purchases and sales consistent with the Fund’s investment objective and strategies. Subject to its investment policies and restrictions, Pictet UK may invest in securities of issuers in any country. Pictet UK is also responsible for the supervision of Pictet Singapore, a subadviser of the Fund that assists with portfolio management.

Pictet Singapore makes investments consistent with the Fund’s investment objective and strategies and focuses on those companies that maintain their principal place of business or conduct their principal business activities in Asia, or companies whose securities are traded in Asian markets. Pictet Singapore also assists Pictet UK on the Fund’s portfolio allocation among the various regions and countries, and provides other assistance as requested by Pictet UK. There is no pre-determined allocation to Pictet Singapore. The amount is determined through Pictet’s investment process, as described in the Fund’s Prospectus, and on-going discussions between Pictet UK and Pictet Singapore.

For its services, Pictet UK receives fees from IICO pursuant to the following schedule for the Fund:

Fee Payable to Pictet UK as a Percentage of the Fund’s Average Net Assets
Fund Name	Fund Assets	Fee[1]
Ivy Pictet Emerging Markets Local Currency Debt Fund	up to $1 billion	0.400%
	over $1 billion and up to $2 billion	0.385%
	over $2 billion and up to $5 billion	0.370%
	over $5 billion and up to $10 billion	0.360%
	over $10 billion	0.345%

[1]	This schedule is pursuant to a Fee Reduction Agreement that terminates on July 31, 2019.

Pictet UK is responsible for paying Pictet Singapore for the performance of the delegated services.

Pictet Asset Management SA (Pictet AM CH), an SEC registered investment adviser located at 60 Route Des Acacias, Geneva, Switzerland 1211-73, serves as an investment subadviser, and as such provides investment advice to, and generally conducts the investment management program for, Ivy Pictet Targeted Return Bond Fund pursuant to an agreement with IICO. Pictet AM CH delegates to its affiliate, Pictet UK (and with Pictet AM CH, Pictet AM), also an SEC registered investment adviser located at Moor House, 120 London Wall, London EC2Y5ET, United Kingdom, certain investment management, trading and other responsibilities for the Fund. Pictet AM CH is responsible for the overall management of the Fund’s portfolio of investments (other than the investment of cash on hand), including the allocation of the Fund’s net assets among various regions and countries, and making purchases and sales consistent with the Fund’s investment objective and strategies. Pictet AM CH is also responsible for the supervision of Pictet UK, a subadviser of the Fund that provides portfolio management services. More specifically, certain employees of Pictet UK are members of the Pictet AM Investment Team. The Pictet AM Investment Team conducts research regarding potential investment opportunities, evaluates and analyzes investment opportunities, and makes investment decisions for the Fund.

For its services under the agreement, IICO shall pay to Pictet AM CH an annual fee based upon the net assets of the Fund. The amount of such annual fee is set forth in the schedule below:

Fee Payable to Pictet AM CH as a Percentage of the Fund’s  Average Net Assets

Fund Assets	Fee
up to $500 million	0.495%
over $500 million to $1 billion	0.450%
over $1 billion to $2 billion	0.425%
over $2 billion to $5 billion	0.400%
over $5 billion	0.375%

Pictet AM CH is responsible for paying Pictet UK for the performance of its delegated services.

PineBridge Investments LLC (PineBridge), an SEC-registered investment adviser located at 399 Park Avenue; 4th Floor; New York, New York 1002, serves as the investment subadviser to, and as such provides investment advice to and generally conducts the investment management program for the Fund, pursuant to an agreement with IICO.

For its services under the agreement, IICO pays to PineBridge an annual fee pursuant to the following schedule for the Fund:

Fee Payable to PineBridge as a Percentage of the Fund’s Average Net Assets

Fund Assets	Fee
up to $100 million	0.35%
over $100 million and up to $400 million	0.30%
over $400 million	0.25%

Each subadvisory fee is accrued daily and payable in arrears on the last day of each calendar month.

The Subadvisory Agreement between IICO and each of Apollo, IG Hong Kong, IG Ireland, LaSalle, Pictet AM CH, Pictet UK and PineBridge (each, a Subadvisory Agreement) will terminate automatically in the event of its assignment or upon the termination of the Management Agreement. In addition, each Subadvisory Agreement is terminable at any time, without penalty, by the Board, by a vote of a majority of the outstanding voting securities of the class of capital stock of the Fund, or by IICO on 60 days’ written notice to the subadviser, or by the subadviser on 60 days’ written notice to IICO.

Each Subadvisory Agreement provides that it may be renewed from year to year as to each affected Fund, upon approval by (i) the Board of Trustees and (ii) a majority of the Independent Trustees. A discussion regarding the basis of the approval of the Subadvisory Agreement is available in each Funds’ Annual Report to Shareholders, for the period ended September 30, 2018.

Payments by the Funds for Management Services

Under the Management Agreement, for IICO’s management services, each Fund pays IICO a fee as described in the Prospectus. Every share class of a Fund has the same management fee. A discussion regarding management fee reimbursement is contained in the section titled Distribution Services below. The management fees paid to IICO and, with respect to the Predecessor Funds in 2017 and 2016, to WRIMCO, the investment manager to the Predecessor Funds, (both including and excluding waivers, as discussed below) during the past three fiscal years ended September 30, 2018, September 30, 2017 and September 30, 2016 for each of the Funds then in existence were:

	2018		2017		2016
	Including Waiver	Excluding Waiver	Including Waiver	Excluding Waiver	Including Waiver	Excluding Waiver
Ivy Apollo Multi-Asset Income Fund	$3,795,537	$3,810,522		$3,689,007		$1,231,221
Ivy Apollo Strategic Income Fund	3,412,653	3,462,844		2,986,320		1,196,134
Ivy California Municipal High Income Fund[1]	15,944	126,627	$0	67,795	N/A	N/A
Ivy Cash Management Fund		4,575,224		5,082,655		5,666,460
Ivy Corporate Bond Fund		4,944,160		5,649,965		5,789,206
Ivy Crossover Credit Fund[2]	96,293	187,722	66,514	71,169	N/A	N/A
Ivy Government Securities Fund		1,984,058		1,353,815	$1,219,347	1,325,071
Ivy IG International Small Cap Fund[3]	1,365,509	1,441,870	202,098	240,656	N/A	N/A
Ivy Pictet Emerging Markets Local Currency Debt Fund	649,284	968,958	389,681	618,957	186,911	382,186
Ivy Pictet Targeted Return Bond Fund[4]	1,922,320	2,366,294	1,469,201	1,856,611	319,817	464,253
Ivy PineBridge High Yield Fund[5]	415,565	498,472		162,313	N/A	N/A

[1]	Ivy California Municipal High Income Fund commenced operations on October 3, 2016.
[2]	Ivy Crossover Credit Fund commenced operations on April 3, 2017.
[3]	Ivy IG International Small Cap Fund commenced operations on January 10, 2017.
[4]	Ivy Pictet Targeted Return Bond Fund commenced operations on January 4, 2016.
[5]	Ivy PineBridge High Yield Fund commenced operations on May 18, 2017.

For Funds managed solely by IICO, IICO has voluntarily agreed to waive its management fee for any day that the Fund’s net assets are less than $25 million, subject to IICO’s right to change or modify this waiver.

In the above table, the terms “including” and “excluding” refer to the effect of a waiver. Where applicable, the amount shown “including” the waiver is the actual management fee paid with the waiver in effect, whereas the amount shown “excluding” the waiver is the management fee that would have been paid by the Fund (or the Predecessor Fund) had the waiver not been in effect. In light of market conditions, IICO has voluntarily agreed to waive and/or reimburse sufficient expenses of any class of Ivy Cash Management Fund to the extent necessary to maintain a yield of not less than zero. There is no guarantee that any class of Ivy Cash Management Fund will maintain such a yield. IICO may amend or terminate this voluntary waiver and/or reimbursement at any time without prior notice to shareholders.

For purposes of calculating the daily fee, the Funds do not include money owed to them by IDI for shares which it has sold but not yet paid to the Funds. The Funds accrue and pay this fee daily.

Shareholder Services

Under the Shareholder Servicing Agreement entered into between the Trust and Waddell & Reed Services Company, a subsidiary of Waddell & Reed, doing business as WISC, WISC performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Funds and the handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Board without shareholder approval. WISC is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

Under the Shareholder Servicing Agreement with respect to Class A, Class B, Class C and Class E shares of a Fund (other than Ivy Cash Management Fund), the Fund pays WISC an annual fee (payable monthly) for each account of the Fund that is non-networked and that fee ranges from $18.05 to $20.35 per account; however, WISC has agreed to reduce those fees if the number of total Fund accounts within the Fund Complex reaches certain levels.

For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial companies who are agents of the Fund for the limited purpose of purchases and sales) WISC has agreed to reduce its per account fees charged to the Funds to $6.00 per account on an annualized basis and pays the third parties for performing such services. The Fund will reimburse WISC for such costs if the annual rate of the third-party per account charges for a Fund are less than or equal to $12.00 per account or an annual fee of 0.14 of 1% that is based on average daily net assets.

Ivy Cash Management Fund pays an amount payable on the first day of each month of $1.75 for each account of the Fund which was in existence during any portion of the immediately preceding month. In addition, for Class A shares of Ivy Cash Management Fund, the Fund also pays WISC a fee of $0.75 for each shareholder check it processes.

WISC (including any affiliate of WISC) pays unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of shares of the Fund whose interests generally are held in an omnibus account. These payments range from an annual fee of $12.00 to $21.00 for each account or up to 1/12 of 0.35 of 1% of the average daily net assets for the preceding month. WISC pays the third parties for performing such services and the Fund will reimburse WISC for such costs if the annual rate of the third-party per account charges for a Fund are less than or equal to $18.00 per account or an annual fee of 0.20 of 1% that is based on average daily net assets.

With respect to Class Y and Class I shares, each Fund pays WISC an amount payable on the first day of each month equal to 1/12 of 0.15 of 1% of the average daily net assets of the Class for the preceding month.

With respect to Class N shares, each Fund pays WISC an amount payable on the first day of the month equal to 1/12 of 0.01 of 1% of the average daily net assets of the Class for the preceding month.

With respect to Class R shares, each Fund pays WISC an amount payable on the first day of the month equal to 1/12 of 0.25 of 1% of the average daily net assets of the Class for the preceding month.

Fees paid to WISC under the Shareholder Servicing Agreement for each of the Funds and/or the Predecessor Funds, during the past three fiscal years ended September 30, 2018, September 30, 2017 and September 30, 2016 were:

	2018		2017		2016
	Including Waiver	Excluding Waiver	Including Waiver	Excluding Waiver	Including Waiver	Excluding Waiver
Ivy Apollo Multi-Asset Income Fund	$701,160	$784,108		$772,723	$154,646	$268,768
Ivy Apollo Strategic Income Fund	276,688	625,323	$246,090	551,520	26,943	231,966
Ivy California Municipal High Income Fund[1]	628	20,933	8,959	9,105	N/A	N/A
Ivy Cash Management Fund	3,238,178	3,240,270	3,428,062	3,508,689	0	3,635,492
Ivy Corporate Bond Fund		1,588,526		1,892,397		1,942,704
Ivy Crossover Credit Fund[2]	1,234	41,231	627	13,750	N/A	N/A
Ivy Government Securities Fund	241,448	395,519	340,768	447,578		451,010
Ivy IG International Small Cap Fund[3]	17,013	98,713	3,695	26,004	N/A	N/A
Ivy Pictet Emerging Markets Local Currency Debt Fund	23,756	117,759	5,138	74,263	18	69,454
Ivy Pictet Targeted Return Bond Fund[4]	145,738	212,660	129,180	176,096	52,533	61,651
Ivy PineBridge High Yield Fund[5]	3,000	63,648	673	12,174	N/A	N/A

[1]	Ivy California Municipal High Income Fund commenced operations on October 3, 2016.
[2]	Ivy Crossover Credit Fund commenced operations on April 3, 2017.
[3]	Ivy IG International Small Cap Fund commenced operations on January 10, 2017.
[4]	Ivy Pictet Targeted Return Bond Fund commenced operations on January 4, 2016.
[5]	Ivy PineBridge High Yield Fund commenced operations on May 18, 2017.

Where applicable, the amount shown “including” the waiver, in the table above, is the actual shareholder servicing fee paid with a shareholder servicing fee waiver in effect, whereas the amount shown “excluding” the waiver is the shareholder servicing fee that would have been paid by the Fund (or by the Predecessor Fund) had the waiver not been in effect.

The Funds also pay certain out-of-pocket expenses of WISC, including: long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs; charges of a sub-agent used by WISC in performing services under the Shareholder Servicing Agreement including the cost of providing a record-keeping system; and costs of legal and special services not provided by IICO or WISC. Out-of-pocket expenses of WISC paid for each of the Funds and/or the Predecessor Funds during the past three fiscal years ended September 30, 2018, September 30, 2017 and September 30, 2016 were:

	2018		2017		2016
	Including Waiver	Excluding Waiver	Including Waiver	Excluding Waiver	Including Waiver	Excluding Waiver
Ivy Apollo Multi-Asset Income Fund		$165,181		$152,857		$75,404
Ivy Apollo Strategic Income Fund		108,617		89,493	$60,958	63,261
Ivy California Municipal High Income Fund[1]	$213	2,600		1,774	N/A	N/A
Ivy Cash Management Fund		1,436,388	$1,322,030	1,323,849	350,528	982,141
Ivy Corporate Bond Fund		425,976		424,095		542,121
Ivy Crossover Credit Fund[2]	235	4,088	159	584	N/A	N/A
Ivy Government Securities Fund		103,709		99,049		127,246
Ivy IG International Small Cap Fund[3]	5,993	15,509		2,084	N/A	N/A
Ivy Pictet Emerging Markets Local Currency Debt Fund	7,801	27,269	8,155	16,270	28	18,696
Ivy Pictet Targeted Return Bond Fund[4]	28,761	29,655	21,589	22,074	11,318	11,320
Ivy PineBridge High Yield Fund[5]	499	9,759	164	376	N/A	N/A

[1]	Ivy California Municipal High Income Fund commenced operations on October 3, 2016.
[2]	Ivy Crossover Credit Fund commenced operations on April 3, 2017.
[3]	Ivy IG International Small Cap Fund commenced operations on January 10, 2017.
[4]	Ivy Pictet Targeted Return Bond Fund commenced operations on January 4, 2016.
[5]	Ivy PineBridge High Yield Fund commenced operations on May 18, 2017.

Where applicable, the amount shown “including” the waiver, in the table above, is the actual out-of-pocket expenses paid with the waiver in effect, whereas the amount shown “excluding” the waiver is the out-of-pocket expenses that would have been paid by the Fund (or by the Predecessor Fund) had the waiver not been in effect.

Accounting Services

Under the Accounting and Administrative Services Agreement entered into between the Trust and Waddell & Reed Services Company, doing business as WISC, WISC provides the Funds with bookkeeping and accounting services and assistance and other administrative services, including maintenance of Fund records, pricing of Fund shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. A new Accounting and Administrative Services Agreement, or amendments to an existing one, may be approved by the Board without shareholder approval.

Under the Accounting and Administrative Services Agreement, each Fund pays WISC a monthly fee shown in the following table, based on the average daily net assets during the prior month.

Accounting Services Fee

Average Daily Net Assets for the Month	Monthly Fee
$0 - $10 million	$0
$10 - $25 million	$958
$25 - $50 million	$1,925

Average Daily Net Assets for the Month	Monthly Fee
$50 - $100 million	$2,958
$100 - $200 million	$4,033
$200 - $350 million	$5,267
$350 - $550 million	$6,875
$550 - $750 million	$8,025
$750 - $1.0 billion	$10,133
$1.0 billion and over	$12,375

In addition, for each class of shares in excess of one, each Fund pays WISC a monthly per-class fee equal to 2.5% of the monthly base fee.

Each Fund also pays a monthly fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets, with no fee charged for net assets in excess of $1 billion. This fee may be voluntarily waived until the Fund’s assets are at least $10 million.

Fees paid to WISC for each of the Funds and/or the Predecessor Funds during the past three fiscal years ended September 30, 2018, September 30, 2017 and September 30, 2016 for each of the Funds then in existence were:

	2018	2017	2016
Ivy Apollo Multi-Asset Income Fund	$151,542	$152,212	$73,136
Ivy Apollo Strategic Income Fund	141,695	131,922	74,237
Ivy California Municipal High Income Fund[1]	16,337	11,910	N/A
Ivy Cash Management Fund	254,892	255,924	256,198
Ivy Corporate Bond Fund	271,021	259,637	259,911
Ivy Crossover Credit Fund[2]	29,740	14,432	N/A
Ivy Government Securities Fund	137,511	97,639	94,239
Ivy IG International Small Cap Fund[3]	64,149	21,422	N/A
Ivy Pictet Emerging Markets Local Currency Debt Fund	68,591	52,942	31,404
Ivy Pictet Targeted Return Bond Fund[4]	98,698	79,279	18,736
Ivy PineBridge High Yield Fund[5]	46,136	18,949	N/A

[1]	Ivy California Municipal High Income Fund commenced operations on October 3, 2016.
[2]	Ivy Crossover Credit Fund commenced operations on April 3, 2017.
[3]	Ivy IG International Small Cap Fund commenced operations on January 10, 2017.
[4]	Ivy Pictet Targeted Return Bond Fund commenced operations on January 4, 2016.
[5]	Ivy PineBridge High Yield Fund commenced operations on May 18, 2017.

Since each Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, IICO and WISC, respectively, pay all of their own expenses, except as otherwise noted in the respective agreements, in providing these services. Amounts paid by the Funds (or by the Predecessor Funds) under the Shareholder Servicing Agreement are described above. IICO and its affiliates pay the Trustees and Trust officers who are affiliated with IICO and its affiliates. The Funds pay the fees and expenses of the Independent Trustees.

Each Fund pays all of its other expenses. These include, for each Fund, the costs of printing and mailing materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Funds under Federal or other securities laws and to the Investment Company Institute, cost of processing and maintaining shareholder records, costs of systems or services used to price Fund securities and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

Distribution Services

Under the Distribution Agreement entered into between the Trust and IDI, IDI serves as principal underwriter and distributor to the Funds.

Under the Distribution and Service Plan (Plan) adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act (Rule 12b-1), for Class A shares, each Fund (other than Ivy Cash Management Fund) may pay IDI a fee not to exceed 0.25% of the Fund’s average annual net assets attributable to Class A shares, paid daily, to compensate IDI for its costs and expenses in connection with, either directly or through others, the distribution of the Class A shares, the provision of personal services to Class A shareholders and/or maintenance of Class A shareholder accounts. For each of the Predecessor Bond Fund and Predecessor Government

Securities Fund, the Predecessor Funds’ Board limited payments under the Fund’s Plan to 0.237% and 0.232%, respectively, of the Fund’s average net Class A assets on an annual basis. The Board may in the future, without shareholder approval, authorize payments under any of these Funds’ Plans up to a maximum of 0.25% of the Fund’s average Class A net assets on an annual basis, if it determines to do so.

Under the Plan, for Class B shares and Class C shares, respectively, each Fund may pay IDI a service fee not to exceed 0.25% of the Fund’s average annual net assets attributable to those classes, paid daily, to compensate IDI for its services, either directly or through others, in connection with the provision of personal services to shareholders of those classes and/or the maintenance of shareholder accounts of those classes and a distribution fee of 0.75% of the Fund’s average annual net assets attributable to those classes, paid daily, to compensate IDI for its services, either directly or through others, in connection with the distribution of shares of those classes.

Under the Plan, for Class E shares, each Fund pays IDI a fee not to exceed 0.25% of the Fund’s average annual net assets attributable to Class E shares, paid daily, to compensate IDI for its costs and expenses in connection with, either directly or through others, the distribution of the Class E shares, the provision of personal services to Class E shareholders and/or maintenance of Class E shareholder accounts.

Under the Plan, for Class R shares, each Fund pays IDI a distribution and service fee at an annual rate of 0.50% of the Fund’s average annual net assets attributable to Class R shares, paid daily, to compensate IDI for its services, either directly or through others, in connection with the distribution of Class R shares, the provision of personal services to shareholders and/or maintenance of Class R shareholder accounts.

Under the Plan, for Class Y shares, each Fund pays IDI daily a distribution and/or service fee not to exceed, on an annual basis, 0.25% of the Fund’s average annual net assets attributable to Class Y shares, paid daily, to compensate IDI for its services, either directly or through others, in connection with the distribution of Class Y shares, and provision of personal services to shareholders and/or maintenance of Class Y shareholder accounts.

Class I and Class N shares are not covered under the Plan.

IDI offers the Funds’ shares through non-affiliated financial advisors, registered representatives and sales managers of Waddell & Reed and through other broker-dealers, banks and other appropriate intermediaries (the sales force). In distributing shares through the sales force, IDI pays commissions and incentives to the sales force at or about the time of sale and will incur other expenses including costs for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Funds’ shares, as applicable. The Plan permits IDI to receive compensation for the class-related distribution activities through the distribution fee, subject to the limit contained in the Plan. The Plan also contemplates that IDI may be compensated for its activities in connection with: compensating, training and supporting registered financial advisors, sales managers and/or other appropriate personnel in providing personal services to shareholders of each Fund and/or maintaining shareholder accounts; increasing services provided to shareholders of each Fund by office personnel located at field sales offices; engaging in other activities useful in providing personal service to shareholders of each Fund and/or maintenance of shareholder accounts; and its arrangements with broker-dealers who may regularly sell shares of the Funds, and other third parties, for providing shareholder services and/or maintaining shareholder accounts with respect to Fund shares. The Plan and the Distribution Agreement contemplate that IDI may be compensated for these class-related distribution efforts through the distribution fee.

The sales force and other parties may be paid continuing compensation based on the value of the shares held by shareholders to whom the member of the sales force is assigned to provide personal services, and IDI or WISC, as well as other parties also may provide services to shareholders through telephonic means and written communications. IDI may pay other broker-dealers a portion of the fees it receives under the Plan as well as other compensation in connection with the distribution of Fund shares.

For the fiscal year ended September 30, 2018, the Funds paid (or accrued) the following amounts as distribution fees and service fees for Class A Shares of each of the Funds:

Fund	Distribution and Service Fees
Ivy Apollo Multi-Asset Income Fund	$347,990
Ivy Apollo Strategic Income Fund	300,326
Ivy California Municipal High Income Fund	21,855	[1]
Ivy Cash Management Fund	N/A
Ivy Corporate Bond Fund	991,171	[2]
Ivy Crossover Credit Fund	30,079	[3]

Fund	Distribution and Service Fees
Ivy Government Securities Fund	$194,596	[4]
Ivy IG International Small Cap Fund	41,104
Ivy Pictet Emerging Markets Local Currency Debt Fund	36,374
Ivy Pictet Targeted Return Bond Fund	50,502
Ivy PineBridge High Yield Fund	18,847

[1]	Ivy California Municipal High Income Fund Class A shares would have paid $27,076 in distribution fees and service fees without a waiver in place impacting the Fund.
[2]	Ivy Corporate Bond Fund Class A shares would have paid $993,034 in distribution fees and service fees without a waiver in place impacting the Fund.
[3]	Ivy Crossover Credit Fund Class A shares would have paid $30,344 in distribution fees and service fees without a waiver in place impacting the Fund.
[4]	Ivy Government Securities Fund Class A shares would have paid $195,106 in distribution fees and service fees without a waiver in place impacting the Fund.

For the fiscal year ended September 30, 2018, the following Funds paid (or accrued) the following amounts as distribution fees and service fees for Class B Shares of each such Fund:

Fund	Distribution and Service Fees
Ivy Cash Management Fund	$6,288
Ivy Corporate Bond Fund	11,340
Ivy Government Securities Fund	4,247

For the fiscal year ended September 30, 2018, the following Funds paid (or accrued) the following amounts as distribution fees and service fees for Class C Shares of each such Fund:

Fund	Distribution and Service Fees
Ivy Apollo Multi-Asset Income Fund	$175,670
Ivy Apollo Strategic Income Fund	72,762
Ivy California Municipal High Income Fund	15,836
Ivy Cash Management Fund	14,210
Ivy Corporate Bond Fund	57,507
Ivy Government Securities Fund	14,789
Ivy IG International Small Cap Fund	18,371
Ivy Pictet Emerging Markets Local Currency Debt Fund	21,260
Ivy Pictet Targeted Return Bond Fund	39,482

For the fiscal year ended September 30, 2018, the following Funds paid (or accrued) the following amounts as distribution fees and service fees for Class E Shares of each such Fund:

Fund	Distribution and Service Fees
Ivy Corporate Bond Fund	$580
Ivy Crossover Credit Fund	1,234
Ivy Government Securities Fund	584
Ivy Pictet Emerging Markets Local Currency Debt Fund	4,506

For the fiscal year ended September 30, 2018, the following Funds paid (or accrued) the following amounts as distribution fees and service fees for Class R Shares of each such Fund:

Fund	Distribution and Service Fees
Ivy Corporate Bond Fund	$1,161
Ivy Crossover Credit Fund	2,467
Ivy Government Securities Fund	1,168
Ivy Pictet Emerging Markets Local Currency Debt Fund	8,976
Ivy PineBridge High Yield Fund	2,471

For the fiscal year ended September 30, 2018, the following Funds paid (or accrued) the following amounts as distribution fees and service fees for Class Y Shares of each such Fund:

Fund	Distribution and Service Fees
Ivy Apollo Multi-Asset Income Fund	$13,300
Ivy Apollo Strategic Income Fund	21,621
Ivy California Municipal High Income Fund	2,324	[1]
Ivy Corporate Bond Fund	568
Ivy Crossover Credit Fund	2,573	[2]
Ivy Government Securities Fund	572
Ivy IG International Small Cap Fund	7,695
Ivy Pictet Emerging Markets Local Currency Debt Fund	7,649
Ivy Pictet Targeted Return Bond Fund	8,770

[1]	Ivy California Municipal High Income Fund Class Y shares would have paid $3,099 in distribution fees and service fees without a waiver in place impacting the Fund.
[2]	Ivy Crossover Credit Fund Class Y shares would have paid $2,594 in distribution fees and service fees without a waiver in place impacting the Fund.

The only Trustees or interested persons, as defined in the 1940 Act, of the Funds who have a direct or indirect financial interest in the operation of the Plan are the officers and Trustees who also are officers of either IDI or its affiliate(s) or who are shareholders of WDR, the indirect parent company of IDI. The Plan is anticipated to benefit the Fund and its shareholders of the affected class through IDI’s activities not only to distribute the shares of the affected class but also to provide personal services to shareholders of that class and thereby promote the maintenance of their accounts with the Fund. Each Fund anticipates that its shareholders of a particular class may benefit to the extent that IDI’s activities are successful in increasing the assets of the Fund, through increased sales or reduced redemptions, or a combination of these, and thereby reducing a shareholder’s share of Fund and class expenses. Increased Fund assets also may provide greater resources with which to pursue the objective(s) of the Fund. Further, continuing sales of shares also may reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to a Fund, to meet redemption demands. In addition, each Fund anticipates that the revenues from the Plan will provide IDI with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to the Fund and its shareholders of the affected class.

To the extent that IDI incurs expenses for which compensation may be made under the Plan that relate to distribution and service activities also involving another Fund within the Ivy Funds, IDI typically determines the amount attributable to the Fund’s expenses under the Plan on the basis of a combination of the respective classes’ relative net assets and number of shareholder accounts.

The Plan and the Underwriting Agreement were approved by the Board, including the Trustees who are not interested persons of the Fund or of IDI and who have no direct or indirect financial interest in the operations of the Plan or any agreement referred to in the Plan (hereafter, the Independent Trustees).

Among other things, the Plan provides that (1) IDI will provide to the Trustees at least quarterly, and the Trustees will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved by the Trustees including the Independent Trustees acting in person at a meeting called for that purpose, (3) payments under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding voting securities of the affected class of the Fund, and (4) while the Plan remains in effect, the selection and nomination of the Trustees who are Independent Trustees will be committed to the discretion of the Independent Trustees.

Through January 31, 2020, IICO, IDI and/or WISC have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) for Ivy Apollo Multi-Asset Income Fund as follows: Class A shares at 1.30%; Class C shares at 2.17%; Class I shares and Class N shares at 0.75%; and Class Y shares at 1.25%.

Through January 31, 2020, IICO, IDI and/or WISC have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) for Ivy Apollo Strategic Income Fund as follows: Class A shares at 1.15%; Class C shares at 1.85%; Class I shares and Class N shares at 0.67%; and Class Y shares at 1.10%.

Through January 31, 2020, IICO, IDI and/or WISC have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) for Ivy California Municipal High Income Fund as follows: Class A shares at 0.80% and Class I shares at 0.60%.

Through January 31, 2020, IICO, IDI and/or WISC have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) for Ivy Crossover Credit Fund as follows: Class A shares at 0.90% and Class I shares and Class N shares at 0.65%.

Through July 31, 2020, IICO, IDI and/or WISC, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) for Ivy Government Securities Fund as follows: Class A shares at 1.00%; Class B shares at 2.13%; Class C shares at 1.88% and Class I shares at 0.72%.

Through January 31, 2020, IICO, IDI and/or WISC have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) for Ivy IG International Small Cap Fund as follows: Class A shares at 1.45%; and Class I shares and Class N shares at 0.99%.

Through January 31, 2020, IICO, IDI and/or WISC have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) for Ivy Pictet Emerging Markets Local Currency Debt Fund as follows: Class A shares and Class Y shares at 1.25%; Class C shares at 2.00%; Class E shares at 1.40%; Class I shares and Class N shares at 0.80%; and Class R shares at 1.50%.

Through January 31, 2020, IICO, IDI and/or WISC have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) for Ivy Pictet Targeted Return Bond Fund as follows: Class A shares at 1.38%; Class C shares at 2.08%; Class I shares at 1.00%; Class N shares at 0.87%; and Class Y shares at 1.25%.

Through January 31, 2020, IICO, IDI and/or WISC have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) for Ivy PineBridge High Yield Fund as follows: Class A shares at 1.00% and Class I and Class N shares at 0.72%.

Through January 31, 2020, for each of the Funds (except Ivy Corporate Bond Fund and Ivy Government Securities Fund Class Y shares), to the extent that the total annual ordinary fund operating expenses of Class N shares and Class Y shares exceeds the total annual ordinary fund operating expenses of the Class I shares and Class A shares, respectively, IDI and/or WISC have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class N shares and Class Y shares of each Fund do not exceed the total annual ordinary fund operating expenses of the Fund’s Class I shares and Class A shares, respectively, as calculated at the end of each month.

Through July 31, 2020, for Ivy Corporate Bond Fund and Ivy Government Securities Fund, to the extent that the total annual ordinary fund operating expenses of Class Y shares exceeds the total annual ordinary fund operating expenses of the Class A shares, IDI and/or WISC have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class Y shares of each Fund do not exceed the total annual ordinary fund operating expenses of the Fund’s Class A shares, as calculated at the end of each month.

Compensation to Broker-Dealers and Other Financial Intermediaries

All classes of the Funds are offered through IDI, Waddell & Reed and non-affiliated third-party broker-dealers. IDI has agreements with certain affiliated and non-affiliated broker-dealers in which it has agreed to pay a portion of the fees it receives under the respective Plans as well as other compensation in connection with the distribution of Fund shares, including the following: 1) for Class A or Class E (when offered) shares purchased at NAV, IDI may pay up to 1.00% of net assets invested; and 2) for the purchase of Class C shares, IDI may pay 1.00% of net assets invested. For certain clients of non-affiliated third-party broker-dealers and under certain circumstances, IDI pays the full Class C distribution and service fee to such broker-dealers beginning immediately after purchase in lieu of paying the up-front compensation described above of 1.00% of net assets invested. This may depend on the policies, procedures and trading platform of your financial intermediary. Please consult your financial advisor.

Additionally, IDI has selling agreements with certain financial intermediaries which provide for IDI (or an affiliate) to pay fees to such intermediaries based on a percentage of assets, sales and/or an amount per shareholder account. IDI makes payments to such intermediaries from its own resources and from amounts reimbursed by IICO. These reimbursements to IDI are funded out of IICO’s net income.

IDI participates in preferred partnerships with the following entities and therefore may pay additional compensation to these entities: Securian Financial Services, Inc.; Commonwealth Equity Services, LLC (d/b/a Commonwealth Financial Network); AIG Advisor Group, Inc., the parent company of SagePoint Financial, Inc., FSC Securities Corporation, Woodbury Financial Services, Inc. and Royal Alliance Associates, Inc.; LPL Financial Corporation; RBC Capital Markets Corporation; Raymond James Financial Services, Inc./Raymond James & Associates, Inc.; Ameriprise Financial Services, Inc.; Morgan Stanley Smith Barney LLC; Wells Fargo Clearing Services, LLC/Wells Fargo Advisors Financial Network LLC; U.S. Bancorp Investments, Inc.; Cetera Financial Group, Inc., the parent company of Cetera Advisor Networks LLC, Cetera Investment Services LLC, Cetera Financial Specialists LLC, Cetera Advisors LLC, First Allied Securities, Inc., Summit Brokerage Services, Citigroup Global Markets, Inc. and Waddell & Reed, Inc.

Sales Charges for Class A and Class E (when offered) Shares

IDI reallows to broker-dealers a portion of the sales charge paid for purchases of Class A or Class E shares as described below and in the Prospectus. A major portion of the sales charge for Class A and Class E shares and the CDSC for Class B and Class C shares and for certain Class A shares are paid to financial advisors and managers of IDI and third-party broker-dealers. IDI may compensate financial advisors as to purchases for which there is no front-end sales charge or CDSC.

Class A and Class E shares are subject to an initial sales charge when purchased, based on the amount of investment, according to the following tables:

Each Fund except Ivy Cash Management Fund, Ivy California Municipal High Income Fund and Ivy Government Securities Fund

Class A Shares

Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $50,000	5.75%	6.10%	5.00%
$50,000 to less than $100,000	5.25	5.54	4.50
$100,000 to less than $200,000	4.75	4.99	4.00
$200,000 to less than $300,000	3.50	3.63	2.80
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

Ivy California Municipal High Income Fund and Ivy Government Securities Fund

Class A Shares

Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
Under $50,000	4.25%	4.44%	3.60%
$50,000 to less than $100,000	3.75	3.90	3.25
$100,000 to less than $300,000	3.25	3.36	2.75
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

Sales Charges for Class E (when offered) Shares

Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
Under $250,000	2.50%	2.56%	2.00%
$250,000 and over[2]	0.00	0.00	see below

[1]

Due to the rounding of the NAV and the offering price of a Fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.

[2]

No sales charge is payable at the time of purchase on investments of $1 million or more in a Fund ($250,000 or more for Class E shares), although for such investments the Fund will impose a CDSC of 1% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

IDI may pay dealers up to 1.00% on investments made in Class A and Class E shares with no initial sales charge, according to the following schedule:

1.00% - Sales of $1.0 million ($250,000 for Class E shares) to $3,999,999.99

0.50% - Sales of $4.0 million to $49,999,999.99

0.25% - Sales of $50.0 million or more

On each purchase of the Class A and Class E (when offered) shares of the Funds offered at the then public offering price including the total applicable sales charges, commissions, dealer concessions and other fees (if any) shall be as described in each Fund’s then current prospectus and in this SAI (see Reasons for Differences in the Public Offering Price of Class A and Class E Shares).

Custodial and Auditing Services

The Funds’ custodian is The Bank of New York Mellon, and its address is One Wall Street, New York, New York. In general, the custodian is responsible for holding the Funds’ cash and securities. Deloitte & Touche LLP, located at 1100 Walnut Street, Suite 3300, Kansas City, Missouri, the Funds’ Independent Registered Public Accounting Firm, audits the financial statements and financial highlights of each Fund.

Securities Lending

The Board has approved certain Funds’ participation in a securities lending program, whereby a participating Fund lends certain of its portfolio securities to borrowers to receive additional income and increase the rate of return of its portfolio. Bank of New York Mellon (BNY) serves as the securities lending agent for the program. As securities lending agent, BNY is responsible for (i) selecting borrowers from a pre-approved list of borrowers and executing a securities lending agreement as agent on behalf of a Fund with each such borrower; (ii) negotiating the terms of securities loans, including the amount of fees or rebates;

(iii) receiving and investing collateral in connection with any loaned securities in pre-approved investment vehicles; (iv) monitoring the daily value of the loaned securities and demanding the payment of additional collateral, as necessary; (v) terminating securities loans and arranging for the return of loaned securities and collateral at such termination; and (vi) in the event of default by a borrower with respect to any securities loan, using the collateral or the proceeds of the liquidation of collateral to purchase replacement securities. The following table shows the dollar amounts of income and fees/compensation related to the securities lending activities of the Funds during the fiscal year ended September 30, 2018:

Securities Lending Activities	Ivy Apollo Multi-Asset Income Fund	Ivy Apollo Strategic Income Fund	Ivy Corporate Bond Fund	Ivy Crossover Credit Fund
Gross income from securities lending activities	$79,894	$41,383	$2,901	$661

Securities lending income paid to BNY for services as securities lending agent	5,228	2,849	155	32
Cash collateral management fees not included in securities lending income paid to BNY	0	0	0	0
Administrative fees not included in securities lending income paid to BNY	0	0	0	0
Indemnification fees not included in securities lending income paid to BNY	0	0	0	0
Rebates (paid to borrowers)	14,536	5,766	961	258
Other fees not included in securities lending income paid to BNY	0	0	0	0

Aggregate fees/compensation for securities lending activities	19,764	8,615	1,116	290

Net income from securities lending activities	$60,130	$32,768	$1,785	$371

Securities Lending Activities	Ivy Government Securities Fund	Ivy IG International Small Cap Fund	Ivy Pictet Emerging Markets Local Currency Debt Fund	Ivy PineBridge High Yield Fund
Gross income from securities lending activities	$65	$15,411	$1,669	$4,013

Securities lending income paid to BNY for services as securities lending agent	2	1,558	16	432
Cash collateral management fees not included in securities lending income paid to BNY	0	0	0	0
Administrative fees not included in securities lending income paid to BNY	0	0	0	0
Indemnification fees not included in securities lending income paid to BNY	0	0	0	0
Rebates paid to (received from) borrowers	46	(4,070)	1,469	(1,398)
Other fees not included in securities lending income paid to BNY	0	0	0	0

Aggregate fees/compensation for securities lending activities	48	(2,512)	1,485	(966)

Net income from securities lending activities	$17	$17,923	$184	$4,979

PORTFOLIO MANAGERS

Portfolio Managers Employed by IICO

The following tables provide information relating to certain of the portfolio managers of the specified Funds as of September 30, 2018.

Mark G. Beischel—Ivy Apollo Strategic Income Fund

                                   Ivy Apollo Multi-Asset Income Fund

                                   Ivy Corporate Bond Fund

                                   Ivy Crossover Credit Fund

                                   Ivy Government Securities Fund

	Registered Investment Companies		Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	10	*	0	1
Number of Accounts Managed with Performance-Based Advisory Fees	0		0	0
Assets Managed (in millions)	$6,457.2		$0	$169.5
Assets Managed with Performance-Based Advisory Fees (in millions)	$0		$0	$0

*	For two of these accounts, Mr. Beischel is responsible for only a portion of the assets managed.

Benjamin J. Esty—Ivy Crossover Credit Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$37.0	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Chad A. Gunther—Ivy Apollo Strategic Income Fund

                                   Ivy Apollo Multi-Asset Income Fund

	Registered Investment Companies		Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	5	*	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0		0	0
Assets Managed (in millions)	$7,260.2		$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0		$0	$0

*	For two of these accounts, Mr. Gunther is responsible for only a portion of the assets managed.

Robert E. Nightingale—Ivy Apollo Multi-Asset Income Fund

	Registered Investment Companies		Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	*	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0		0	0
Assets Managed (in millions)	$1,655.5		$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0		$0	$0

*	For one of these accounts, Mr. Nightingale is responsible for only a portion of the assets managed.

Christopher J. Parker—Ivy Apollo Multi-Asset Income Fund

	Registered Investment Companies		Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	*	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0		0	0
Assets Managed (in millions)	$1,502.5		$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0		$0	$0

*	For one of these accounts, Mr. Parker is responsible for only a portion of the assets managed.

Susan K. Regan—Ivy Corporate Bond Fund

                                Ivy Crossover Credit Fund

                                 Ivy Government Securities Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	8	0	7
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$7,071.5	$0	$537.0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Philip J. Sanders—Ivy Apollo Multi-Asset Income Fund

	Registered Investment Companies		Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	*	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0		0	0
Assets Managed (in millions)	$512.0		$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0		$0	$0

*	For this account, Mr. Sanders is responsible for only a portion of the assets managed.

Mira Stevovich—Ivy Cash Management Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	0	3
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,682.5	$0	$339.5
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Michael J. Walls—Ivy California Municipal High Income Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,301.8	$0	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account, such as the following:

•

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. IICO seeks to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

•

The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund might outperform the securities selected for the Fund. IICO seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to IICO’s Allocation Procedures.

IICO and the Funds have adopted certain compliance procedures, including the Code of Ethics, which are designed to address certain types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

IICO believes that integral to the retention of investment professionals are: a) a competitive base salary, that is commensurate with the individual’s level of experience and responsibility. In its consideration of an employee’s base salary, IICO reviews industry specific information regarding compensation in the investment management industry, including data regarding years of experience, asset style managed, etc. Executive management of IICO is responsible for setting the base salary and for its on-going review; b) an attractive bonus structure, summarized below; c) eligibility for a stock incentive plan in shares of WDR that rewards teamwork (awards of equity-based compensation typically vest over time, so as to create an incentive to retain key talent). All portfolio managers are eligible for restricted stock awards and/or cash-settled restricted stock unit awards. If such awards are granted, they will vest over a period of four years, with the first vesting to take place either one or two years after the date of the award, depending on the type of award granted; and d) to the extent a portfolio manager also manages institutional separate accounts, a percentage of the revenues earned, on behalf of such accounts, by IICO.

Portfolio managers can receive significant annual performance-based bonuses. The better the pre-tax performance of the portfolio relative to an appropriate benchmark, the more bonus compensation the manager can receive. The primary benchmark is the portfolio manager’s percentile ranking against the performance of managers of the same investment style at other firms over one-year, three-year and five-year periods. The secondary benchmark is an index with an investment style substantially similar to that of the Fund. Non-quantitative factors (which may include, but are not limited to, individual performance, risk management, teamwork, financial measures and consistency of contribution to the firm) also are considered. For truly exceptional results, bonuses can be multiples of base salary. In cases where portfolio managers have more than one portfolio to manage, all the portfolios of similar investment style are taken into account in determining bonuses. With limited exceptions, 30% of annual performance-based bonuses are deferred for a three-year period. During that time, the deferred portion of bonuses is deemed invested in one or more mutual funds managed by IICO, with a minimum of 50% of the deferred bonus required to be deemed invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being deemed invested in mutual funds managed by IICO, WDR’s 401(k) plan offers mutual funds managed by IICO as investment options. No compensation payable to portfolio managers is based upon the amount of the mutual fund assets under management.

Portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all IICO employees.

Ownership of Securities

As of September 30, 2018, the dollar range of shares beneficially owned by each specified portfolio manager was:

Manager	Fund(s) Managed in the Ivy Family of Funds	Dollar Range of Fund Shares Owned	Dollar Range of Shares Owned in Similarly Managed Funds within the Fund Complex	Dollar Range of Shares Owned in the Fund Complex
Mark G. Beischel	Ivy Apollo Multi-Asset Income Fund	$0	N/A	$500,001 to $1,000,000
	Ivy Apollo Strategic Income Fund	$0	N/A
	Ivy Crossover Credit Fund	$0	N/A
	Ivy Corporate Bond Fund	$0	$0
	Ivy Government Securities Fund	$0	N/A
Benjamin J. Esty	Ivy Crossover Credit Fund	$0	N/A	$0
Chad A. Gunther	Ivy Apollo Multi-Asset Income Fund	$0	N/A	$100,001 to $500,000
	Ivy Apollo Strategic Income Fund	$0	N/A
Robert E. Nightingale	Ivy Apollo Multi-Asset Income Fund	$0	N/A	over $1,000,000
Christopher J. Parker	Ivy Apollo Multi-Asset Income Fund	$0	N/A	$100,001 to $500,000
Susan K. Regan	Ivy Crossover Credit Fund	$0	N/A	$500,001 to $1,000,000
	Ivy Corporate Bond Fund	$10,001 to $50,000	$0
	Ivy Government Securities Fund	$0	N/A
Philip J. Sanders	Ivy Apollo Multi-Asset Income Fund	$0	N/A	over $1,000,000
Mira Stevovich	Ivy Cash Management Fund	$1 to $10,000	N/A	over $1,000,000
Michael J. Walls	Ivy California Municipal High Income Fund	$0	N/A	$100,001 to $500,000

With limited exceptions, a portion of each specified portfolio manager’s compensation is held in a deferred account, and deemed to be invested in funds within the Fund Complex. As of September 30, 2018, the dollar range of shares deemed owned by each specified portfolio manager was:

Manager	Fund(s) Managed in the Ivy Family of Funds	Dollar Range of Fund Shares Deemed Owned in Fund(s) or Similarly Managed Style[1]	Dollar Range of Shares Deemed Owned in the Fund Complex
Mark G. Beischel	Ivy Apollo Multi-Asset Income Fund	$0	$100,001 to $500,000
	Ivy Apollo Strategic Income Fund	$0
	Ivy Corporate Bond Fund	$0
	Ivy Crossover Credit Fund	$0
	Ivy Government Securities Fund	$0
Chad A. Gunther	Ivy Apollo Multi-Asset Income Fund	$0	$100,001 to $500,000
	Ivy Apollo Strategic Income Fund	$0
Robert E. Nightingale	Ivy Apollo Multi-Asset Income Fund	$0	$100,001 to $500,000
Christopher J. Parker	Ivy Apollo Multi-Asset Income Fund	$0	$100,001 to $500,000
Susan K. Regan	Ivy Corporate Bond Fund	$0	$10,001 to $50,000
	Ivy Crossover Credit Fund	$0
	Ivy Government Securities Fund	$0

Manager	Fund(s) Managed in the Ivy Family of Funds	Dollar Range of Fund Shares Deemed Owned in Fund(s) or Similarly Managed Style[1]	Dollar Range of Shares Deemed Owned in the Fund Complex
Mira Stevovich	Ivy Cash Management Fund	$0	$50,001 to $100,000
Michael J. Walls	Ivy California Municipal High Income Fund	$0	$100,001 to $500,000

[1]	Shares deemed to be owned in any Fund or similarly managed style within the Fund Complex which is managed by the portfolio manager.

Portfolio Managers Employed by Apollo

The following tables provide information relating to certain portfolio managers of the specified Funds as of September 30, 2018:

Joseph Moroney—Ivy Apollo Strategic Income Fund

                                   Ivy Apollo Multi-Asset Income Fund

	Registered Investment Companies		Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	*	3	1
Number of Accounts Managed with Performance-Based Advisory Fees	0		2	0
Assets Managed (in millions)	$212		$7,301	$439
Assets Managed with Performance-Based Advisory Fees (in millions)	$0		$3,030	$0

*	These accounts are multi-manager accounts. The Assets Managed (in millions) amount represents the portion of the account managed by Mr. Moroney.

James Zelter—Ivy Apollo Strategic Income Fund

                            Ivy Apollo Multi-Asset Income Fund

	Registered Investment Companies		Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	*	2	0
Number of Accounts Managed with Performance-Based Advisory Fees	0		1	0
Assets Managed (in millions)	$212		$4,536	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0		$299	$0

*	These accounts are multi-manager accounts. The Assets Managed (in millions) amount represents the portion of the account managed by Mr. Zelter.

Conflicts of Interest for Apollo

Certain inherent conflicts of interest arise from the fact that (i) Apollo Global may provide investment management services to more than one Apollo Global client; and (ii) Apollo Global clients may have one or more overlapping investment strategies. Also, the investment strategies employed by Apollo Global for current and future Apollo Global clients could conflict with each other, and may affect the prices and availability of the securities and other assets in which such Apollo Global clients invest. If participation in specific investment opportunities is appropriate for more than one Apollo Global client, participation in such opportunities will be allocated pursuant to Apollo Global’s allocation policies and procedures. There can be no assurance, however, that the application of such allocation policies will result in the allocation of a specific investment opportunity to the Funds or that the Funds will participate in all investment opportunities falling within its investment objectives.

Apollo Global is committed to allocating investment opportunities among Apollo Global clients to ensure that each Apollo Global client is treated in a manner that, over time, is fair and equitable and has established detailed policies and procedures (as amended from time to time by Apollo Global in its sole discretion) intended to guide the determination of such allocations. Generally, an investment opportunity will be allocated to an Apollo Global client if the opportunity reasonably falls within such client’s mandate as determined by the investment professional managing such client’s portfolio and confirmed by the relevant allocation sub-committee as appropriate. If an investment opportunity falls within the investment objectives of the Funds and all such Apollo Global clients, the particular investment opportunity generally will be allocated pro rata, based on the size of each Apollo Global client’s original investment interest. The size of each Apollo Global client’s investment interest will be determined generally based on each client’s available capital or NAV. However, many other factors may influence order allocation decisions, all as more fully set forth in Apollo Global’s policies and procedures.

Compensation for Apollo

Apollo’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include base compensation and discretionary compensation.

Base Compensation. Generally, portfolio managers receive an annual salary that is consistent with the market rate of annual salaries paid to similarly situated investment professionals.

Discretionary Compensation. Portfolio managers also receive discretionary compensation generally consisting of two components: an annual bonus and carried interest.

Annual Bonus. Generally, a portfolio manager receives an annual bonus based on such person’s individual performance, operational performance for the Apollo Global-advised funds for which such person serves, and such portfolio manager’s impact on the overall operating performance and potential to contribute to long-term value and growth. A portion of each annual bonus may be deferred and, at the discretion of Apollo Global, may be in the form of cash or equity of an Apollo Global entity, such as restricted stock units of Apollo Global.

Carried Interest. Generally, a portfolio manager receives carried interests with respect to the Apollo Global-advised funds for which such person serves as a portfolio manager, subject to standard terms and conditions, including vesting.

Portfolio managers generally are eligible for the standard retirement benefits and health and welfare benefits available to all Apollo Global employees.

Ownership of Securities

As of September 30, 2018, the dollar range of shares of the Funds beneficially owned by the portfolio manager was:

Manager	Dollar Range of Shares owned in Ivy Apollo Strategic Income Fund	Dollar Range of Shares owned in Ivy Apollo Multi-Asset Income Fund	Dollar Range of Shares owned in Fund Complex
Joseph Moroney	$0	$0	$0
James Zelter	$0	$0	$0

Portfolio Managers Employed by IGI

The following tables provide information relating to the portfolio managers of the Fund as of September 30, 2018.

Martin Fahey, CFA (IG Ireland)—Ivy IG International Small Cap Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	1	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$3,202	$173	$64
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Seamus Kelly (IG Ireland)—Ivy IG International Small Cap Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	1	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$2,125	$173	$64
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Bryan Mattei, CFA (IG Hong Kong)—Ivy IG International Small Cap Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	1	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,757	$173	$64
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Conflicts of Interest for IGI

In the judgment of IGI, no material conflicts of interest are likely to arise in connection with a portfolio manager’s management of the Fund on the one hand and the management of any account identified above on the other. All portfolio managers must manage assets in their personal accounts in accordance with IGI’s Code of Ethics. IGI also has adopted policies and procedures designed for fair allocation of investment opportunities between the Fund and other accounts managed by the same portfolio manager, including accounts of IGI or its affiliates. In addition, IGI believes that material conflicts due to differences in compensation paid to portfolio managers (see below) also are unlikely to arise. Account performance is a factor in determining a portfolio manager’s compensation, but no portfolio manager’s compensation structure favors one account over another on the basis of performance.

Compensation for IGI

IGI believes in an alignment of interest with their clients, a principle that underscores their approach to compensation. This alignment is achieved in a number of specific ways:

1.

Significant manager accountability and incentive to deliver strong performance results. All IGI managers have a substantial financial interest in delivering competitive investment performance. In addition, all investment professionals and most operations staff have a component of their incentive tied to the collective performance of all mandates.

2.

Balance between short-term and long-term results. IGI believes that to outperform over the long-term, a manager must deliver consistent short-term results and their incentive system provides for such balance. Inclusion of short-term and long-term time periods helps create the right balance between delivering long-term results while being mindful of emerging investment opportunities.

3.

Competitive compensation program to attract and retain employees. IGI analyzes and assesses their investment professional compensation program on an annual basis. This assessment includes a review of the competitive environment utilizing detailed and independent compensation studies and surveys. IGI has limited non-compete/solicitation agreements in place; however, IGI also offers a deferred compensation program that retains a portion of bonus compensation, which is investable in the Portfolio Managers’ funds. In addition, incentive compensation is comprised of both individual objectives and portfolio performance, with the majority based on portfolio results. Portfolio performance is measured on three key metrics: 1) performance vs. benchmark; 2) risk-adjusted performance; and 3) performance vs. peer group.

Ownership of Securities

As of September 30, 2018, the dollar range of shares of the Fund beneficially owned by each portfolio manager of IGI was:

Manager	Dollar Range of Shares Owned in Ivy IG International Small Cap Fund	Dollar Range of Shares Owned in the Fund Complex
Martin Fahey, CFA	$0	$0
Seamus Kelly	$0	$0
Bryan Mattei, CFA	$0	$0

Portfolio Managers Employed by LaSalle

The following tables provide information relating to certain of the portfolio managers of Ivy Apollo Multi-Asset Income Fund as of September 30, 2018:

Lisa L. Kaufman—Ivy Apollo Multi-Asset Income Fund

	Registered Investment Companies		Other Pooled* Investment Vehicles	Other Accounts
Number of Accounts Managed	3	**	10	5
Number of Accounts Managed with Performance-Based Advisory Fees	0		0	1
Assets Managed (in millions)	$192.9	**	$5,560.2	$1,142.3
Assets Managed with Performance-Based Advisory Fees (in millions)	$0		$0	$6.7

*	Other Pooled Investment Vehicles represent retail distribution partner portfolios where LaSalle serves in a subadvisory capacity.
**	One of these accounts is a multi-manager account. The Assets Managed (in millions) amount represents the portion of that account managed by Ms. Kaufman.

George J. Noon, CFA—Ivy Apollo Multi-Asset Income Fund

	Registered Investment Companies		Other Pooled* Investment Vehicles	Other Accounts
Number of Accounts Managed	3	**	10	1
Number of Accounts Managed with Performance-Based Advisory Fees	0		0	1
Assets Managed (in millions)	$192.9	**	$5,560.2	$763.4
Assets Managed with Performance-Based Advisory Fees (in millions)	$0		$0	$6.7

*	Other Pooled Investment Vehicles represent retail distribution partner portfolios where LaSalle serves in a subadvisory capacity.
**	One of these accounts is a multi-manager account. The Assets Managed (in millions) amount represents the portion of that account managed by Mr. Noon.

Matthew Sgrizzi, CFA—Ivy Apollo Multi-Asset Income Fund

	Registered Investment Companies		Other Pooled* Investment Vehicles	Other Accounts
Number of Accounts Managed	3	**	10	1
Number of Accounts Managed with Performance-Based Advisory Fees	0		1	1
Assets Managed (in millions)	$192.9	**	$5,560.2	$763.4
Assets Managed with Performance-Based Advisory Fees (in millions)	$0		$40.2	$6.7

*	Other Pooled Investment Vehicles represent retail distribution partner portfolios where LaSalle serves in a subadvisory capacity.
**	One of these accounts is a multi-manager account. The Assets Managed (in millions) amount represents the portion of that account managed by Mr. Sgrizzi.

Conflicts of Interest

Since the three managers listed above (the Investment Team) manage other accounts in addition to Ivy Apollo Multi-Asset Income Fund, conflicts of interest may arise in connection with the Investment Team’s management of the Fund’s investments on the one hand and the investments of such other accounts on the other hand. Material conflicts identified by the portfolio managers that may arise in the course of advising the Funds are: (1) aggregation and allocation of securities transactions (including initial public offerings), (2) the timing of purchases and sales of the same security for different accounts, (3) the provision of different advice for different accounts, primarily driven by the account’s investment objectives, and (4) the management of different accounts that have performance-based advisory fees.

Portfolio Manager Compensation

Compensation for Investment Team members consists of a base salary and incentive compensation that is based upon pre-tax performance of the particular Investment Team and that of the subadviser with which an Investment Team member is employed, and meeting financial objectives for the Investment Team. The annual performance of clients’ portfolios and/or the performance of stock recommendations against a benchmark index is one factor included in professional employee evaluation, but compensation is not directly linked to these performance criteria.

In addition, equity ownership in Jones Lang LaSalle is available to senior professionals. The major component of Jones Lang LaSalle’s equity ownership program is the Stock Award Incentive Plan which rewards key employees of the firm with stock awards, in the form of restricted stock units or options, based on the strength of their individual contributions.

Portfolio managers are eligible for the standard retirement and health and welfare benefits available to LaSalle’s employees.

Ownership of Securities

As of September 30, 2018, the dollar range of shares of the Fund listed below beneficially owned by the portfolio managers was:

Manager	Dollar Range of Shares Owned in Ivy Apollo Multi-Asset Income Fund	Dollar Range of Shares Owned in the Fund Complex
Lisa L. Kaufman	$0	$100,001 to $500,000
George J. Noon, CFA	$0	$10,001 to $50,000
Matthew Sgrizzi, CFA	$0	$10,001 to $50,000

Portfolio Managers Employed by Pictet

The following tables provide information relating to the portfolio managers of Ivy Pictet Emerging Markets Local Currency Debt Fund as of September 30, 2018.

Mary-Therese Barton (Pictet UK)—Ivy Pictet Emerging Markets Local Currency Debt Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	11	14
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	1
Assets Managed (in millions)	$142	$10,079	$2,417
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$73

Guido Chamorro (Pictet UK)—Ivy Pictet Emerging Markets Local Currency Debt Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	11	14
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	1
Assets Managed (in millions)	$142	$10,079	$2,417
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$73

Alper Gocer (Pictet UK)—Ivy Pictet Emerging Markets Local Currency Debt Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	11	14
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	1
Assets Managed (in millions)	$142	$10,079	$2,417
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$73

Carrie Liaw (Pictet Singapore)—Ivy Pictet Emerging Markets Local Currency Debt Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	11	14
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	1
Assets Managed (in millions)	$142	$10,079	$2,417
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$73

Philippe Petit (Pictet Singapore)—Ivy Pictet Emerging Markets Local Currency Debt Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	11	14
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	1
Assets Managed (in millions)	$142	$10,079	$2,417
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$73

Conflicts of Interest for Pictet

Pictet has a fiduciary duty to manage its client’s assets in accordance with Ivy Pictet Emerging Markets Local Currency Debt Fund’s investment guidelines, in accordance with the Financial Conduct Authority, Monetary Authority of Singapore and SEC rules (Rules), and also to manage any conflicts of interest arising between either Pictet and its client, or an employee and the client. The Pictet Compliance manual sets out how conflicts of interest between Pictet and the client are handled, and the detailed Pictet Code of Ethics sets out the standards required of employees which addresses conflicts of interests between employees and the firm’s clients. In addition, Pictet also has issued an internal policy on conflicts of interest.

Compliance with investment guidelines, the Rules and the Code of Ethics (especially Personal Account Dealing) is monitored on a regular basis by Pictet’s compliance department. However, all members of staff have an obligation to report any breaches of which they become aware. All breaches identified are reported to and recorded by Pictet’s compliance department, who will oversee and approve any corrective action, which should take place as soon as reasonably practicable.

In accordance with general fiduciary and regulatory law, Pictet discloses that the following conflicts of interest may arise among others:

•	Pictet or an associate (which is, broadly, an entity within our group) may undertake regulated activities for other clients;

•	a director or employee of ours or of an associate may be a director of, hold or deal in securities of, or is otherwise interested in any company whose securities are held or dealt in on your behalf;

•	a transaction is effected in securities issued by an associate or the client of an associate;

•

a transaction is effected in securities in respect of which Pictet or an associate may benefit from a commission, fee, mark-up or mark-down payable otherwise than by you, and/or Pictet or an associate also may be remunerated by the counterparty to any such transaction;

•	Pictet deals on your behalf with, or in the securities of, an associate;

•	Pictet may act as agent for you in relation to transactions in which it also is acting as agent for the account of other customers and/or associates;

•

a transaction is effected in units or shares of in-house funds or connected investment trusts or of any company of which Pictet or an associate is the manager, operator, banker, adviser, custodian or trustee;

•	Pictet may effect transactions involving placings and/or new issues with an associate which may be acting as principal or receiving agent’s commission;

•	a transaction is effected in securities of a company for which Pictet or an associate has underwritten, or managed or arranged an issue or offer for sale, within the previous 12 months;

•

a transaction is effected in securities in respect of which we or an associate, or a director or employee of Pictet or an associate, is contemporaneously trading or has traded on its own account or has either a long or short position.

Compensation for Pictet

Pictet’s remuneration scheme is directly related to the performance of the individual, his/her team and of the institutional asset management division under the Pictet Group (PAM). For the investment staff and senior management team, remuneration comprises salary, bonus and the Pictet Group parts. The bonus and parts elements of compensation are structured to reflect individual performance and the long-term value of the individual to the group. To increase the objectivity of the assessment, the Pictet Group uses Balanced Scorecards (BSC) to enable a direct link to be made between the calculation of the discretionary element of remuneration, the performance of the individual, his or her unit and PAM. An element of pay is also linked to the profits of the Pictet Group as a whole. The BSC includes a range of quantitative and qualitative objectives, each of which is linked to the overall objectives of PAM’s business and weighted according to its relative significance. Among the precisely measurable objectives are risk adjusted investment performance, revenue growth on new business and client retention. For investment managers, the dominant factor is investment performance. For Ivy Pictet Emerging Markets Local Currency Debt Fund, the managers’ performance is measured on an after-tax basis against the J.P. Morgan GBI-EM Global Diversified Index. Qualitative measures are classified under processes & innovation, and people & skills, and include team management, recruitment goals and peer cooperation. Pictet employees also are eligible to participate in Pictet’s pension and insurance plans.

Ownership of Securities

As of September 30, 2018, the dollar range of shares of the Fund beneficially owned by each portfolio manager was:

Manager	Dollar Range of Shares Owned in Ivy Pictet Emerging Markets Local Currency Debt Fund	Dollar Range of Shares Owned in the Fund Complex
Mary-Therese Barton	$0	$0
Guido Chamorro	$0	$0
Alper Gocer	$0	$0
Carrie Liaw	$0	$0
Philippe Petit	$0	$0

Portfolio Managers Employed by Pictet AM

The following tables provide information relating to the portfolio managers of Ivy Pictet Targeted Return Bond Fund as of September 30, 2018.

Andres Sanchez Balcazar (Pictet AM CH)—Ivy Pictet Targeted Return Bond Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	15	9
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	2
Assets Managed (in millions)	$241	$4,646	$1,622
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$2,040	$339

David Bopp (Pictet AM CH)—Ivy Pictet Targeted Return Bond Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	15	9
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	2
Assets Managed (in millions)	$241	$4,646	$1,622
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$2,040	$339

Thomas Hansen (Pictet UK)—Ivy Pictet Targeted Return Bond Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	15	9
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	2
Assets Managed (in millions)	$241	$4,646	$1,622
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$2,040	$339

Conflicts of Interest for Pictet AM

Pictet AM has a fiduciary duty to manage its client’s assets in accordance with Ivy Pictet Targeted Return Bond Fund’s stated investment strategies, in accordance with the Financial Conduct Authority, the Financial Market Supervisory Authority and SEC rules (Rules), and also to manage any conflicts of interest arising between either Pictet AM and its client, or an employee and the client. The Pictet AM Compliance manual sets out how conflicts of interest between Pictet AM and the client are handled, and the detailed Pictet AM Code of Ethics sets out the standards required of employees which addresses conflicts of interests between employees and the firm’s clients. In addition, Pictet AM also has issued an internal policy on conflicts of interest.

Compliance with the Fund’s stated investment strategies, the Rules and the Code of Ethics (especially Personal Account Dealing) is monitored on a regular basis by Pictet AM’s compliance department. However, all members of staff have an obligation to report any breaches of which they become aware. All breaches identified are reported to and recorded by Pictet AM’s compliance department, who will oversee and approve any corrective action, which should take place as soon as reasonably practicable.

In accordance with general fiduciary and regulatory law, Pictet AM discloses that the following conflicts of interest may arise among others:

•	Pictet AM or an associate (which is, broadly, an entity within Pictet AM) may undertake regulated activities for other clients;

•

a director or employee of Pictet AM or of an associate may be a director of, hold or deal in securities of, or is otherwise interested in any company whose securities are held or dealt in on your behalf;

•	a transaction is effected in securities issued by an associate or the client of an associate;

•

a transaction is effected in securities in respect of which Pictet AM or an associate may benefit from a commission, fee, mark-up or mark-down payable otherwise than by a client, and/or Pictet AM or an associate also may be remunerated by the counterparty to any such transaction;

•	Pictet AM deals on a client’s behalf with, or in the securities of, an associate;

•	Pictet AM may act as agent for a client in relation to transactions in which it also is acting as agent for the account of other customers and/or associates;

•

a transaction is effected in units or shares of in-house funds or connected investment trusts or of any company of which Pictet AM or an associate is the manager, operator, banker, adviser, custodian or trustee;

•	Pictet AM may effect transactions involving placings and/or new issues with an associate which may be acting as principal or receiving agent’s commission;

•	a transaction is effected in securities of a company for which Pictet AM or an associate has underwritten, or managed or arranged an issue or offer for sale, within the previous 12 months;

•

a transaction is effected in securities in respect of which Pictet AM or an associate, or a director or employee of Pictet AM or an associate, is contemporaneously trading or has traded on its own account or has either a long or short position.

Compensation for Pictet AM

Pictet AM’s remuneration scheme is directly related to the performance of the individual, his/her team and of the institutional asset management division under the Pictet AM Group. For the investment staff and senior management team, remuneration comprises salary, bonus and the Pictet Group parts. The bonus and parts elements of compensation are structured to reflect individual performance and the long-term value of the individual to the group. To increase the objectivity of the assessment, the Pictet AM Group uses Balanced Scorecards (BSC) to enable a direct link to be made between the calculation of the discretionary element of remuneration, the performance of the individual, his or her unit and Pictet AM. An element of pay is also linked to the profits of the Pictet Group as a whole. The BSC includes a range of quantitative and qualitative objectives, each of which is linked to the overall objectives of Pictet AM Group’s business and weighted according to its relative significance. Among the precisely measurable objectives are risk adjusted investment performance, revenue growth on new business and client retention. For investment managers, the dominant factor is investment performance. For the Fund, the managers’ performance is measured on an after-tax basis against the Bloomberg Barclays Capital U.S. Treasury Bills 1-3 Month Index. Qualitative measures are classified under processes & innovation, and people & skills, and include team management, recruitment goals and peer cooperation. Pictet AM employees also are eligible to participate in Pictet Group’s pension and insurance plans.

Ownership of Securities

As of September 30, 2018, the dollar range of shares of the Fund beneficially owned by each portfolio manager of Pictet AM was:

Manager	Dollar Range of Shares Owned in Ivy Pictet Targeted Return Bond Fund	Dollar Range of Shares Owned in the Fund Complex
Andres Sanchez Balcazar	$0	$0
David Bopp	$0	$0
Thomas Hansen	$0	$0

Portfolio Managers Employed by PineBridge

The following tables provide information relating to the portfolio managers of the Fund as of September 30, 2018.

Jeremy Burton, CFA—Ivy PineBridge High Yield Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	10	16
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$81.2	$3,467.4	$4,626.9
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0
Dan Purser, CFA—Ivy PineBridge High Yield Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	1	10	16
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$81.2	$3,467.4	$4,626.9
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

John Yovanovic, CFA—Ivy PineBridge High Yield Fund

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	6	10	16
Number of Accounts Managed with Performance-Based Advisory Fees	1	0	0
Assets Managed (in millions)	$3,140.3	$3,467.4	$4,626.9
Assets Managed with Performance-Based Advisory Fees (in millions)	$110.6	$0	$0

Conflicts of Interest for PineBridge

PineBridge recognizes that it may be subject to a conflict of interest with respect to allocations of investment opportunities and transactions among its clients. To mitigate these conflicts, PineBridge’s policies and procedures seek to provide that investment decisions are made in accordance with the fiduciary duties owed to such accounts and without consideration of PineBridge’s economic, investment or other financial interests. Personal securities transactions by an employee may raise a potential conflict of interest when an employee trades in a security that is considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client, in that the employee may be able to personally benefit from prior knowledge of transactions for a client by trading in a personal account. PineBridge has policies to address potential conflicts of interest when its employees buy or sell securities also bought or sold for clients. Under certain circumstances, conflicts may arise in cases where different clients of PineBridge invest in different parts of a single issuer’s capital structure, including circumstances in which one or more PineBridge clients may own private securities or obligations of an issuer and other PineBridge clients may own public securities of the same issuer. Such conflicts of interest will be discussed and resolved on a case-by-case basis and will take into consideration the interest of the relevant clients, the circumstances giving rise to the conflict, and applicable regulations.

Compensation for PineBridge

Compensation for all PineBridge Portfolio Managers consists of both a salary and a bonus component. The salary component is a fixed-base salary, and does not vary based on a portfolio manager’s performance. Generally, salary is based upon several factors, including experience and market levels of salary for such position. The bonus component generally is discretionarily determined based both on a portfolio manager’s individual performance and the overall performance of PineBridge. In assessing individual performance of Portfolio Managers, both qualitative performance measures and also quantitative performance measures assessing the management of a portfolio manager’s funds are considered. A portfolio manager also may receive a long-term compensation component, either in the form of a partnership interest in the firm or as a cash-based award, the ultimate value of which would depend upon financial performance of the firm.

Ownership of Securities

As of September 30, 2018, the dollar range of shares of the Fund beneficially owned by each portfolio manager was:

Manager	Dollar Range of Shares Owned in Ivy PineBridge High Yield Fund	Dollar Range of Shares Owned in the Fund Complex
Jeremy Burton, CFA	$0	$0
Dan Purser, CFA	$0	$0
John Yovanovic, CFA	$0	$0

BROKERAGE ALLOCATION AND OTHER PRACTICES

One of the duties undertaken by IICO pursuant to the Management Agreement is to arrange the purchase and sale of securities for the portfolio of each Fund. For each Fund with a subadviser, IICO has delegated this duty primarily to the Fund’s subadviser.

With respect to most Funds with fixed-income investments, many purchases are made directly from issuers or from underwriters, dealers or banks. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers will include the spread between the bid and the asked prices. Otherwise, transactions in securities other than those for which an exchange is the primary market generally are effected with dealers acting as principals or market makers. Brokerage commissions primarily are paid for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individuals who manage the Funds may manage other advisory accounts with similar investment objectives. It can be anticipated that the portfolio manager will frequently, yet not always, place concurrent orders for all or most accounts for which the portfolio manager has responsibility or IICO otherwise may combine orders for a Fund with those of other funds within the Ivy Funds or Ivy VIP, or other accounts for which it has investment discretion, including accounts affiliated with IICO. IICO, at its discretion, may aggregate such orders. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, for a transaction not involving an IPO, IICO ordinarily will allocate the transaction pro rata based on the orders placed, subject to certain variances provided for in the written procedures. For a partially filled IPO order, subject to certain variances specified in the written procedures, IICO generally allocates the shares pro rata among the included funds and/or advisory accounts based on the total assets of each account, subject to adjustments for de minimis allocations and round lots. Funds/accounts with investment strategies and policies that permit investments in IPO securities may receive greater allocations compared to accounts that comparatively limit such investments. An amount otherwise allocable to a participating account based on a pro rata allocation may be reduced or eliminated to accommodate the account’s cash availability, position limitations and investment restrictions. In such cases, the shares that would otherwise have been allocated to such accounts shall be reallocated to the remaining accounts in accordance with the written procedures. In all cases, IICO seeks to implement its allocation procedures to achieve a fair and equitable allocation of securities among its funds and other advisory accounts.

Similarly, to the extent permitted by applicable law, a Fund’s subadviser may aggregate the securities to be sold or purchased for the Fund with those of other accounts managed by the subadviser. The subadviser is obligated to allocate any securities so purchased or sold, as well as the expenses incurred in the transaction, in the manner it believes to be the most equitable and consistent with its fiduciary obligations to the Fund and such other accounts.

Sharing in large transactions could affect the price a Fund pays or receives or the amount it buys or sells. Additionally, a better negotiated commission may be available through combined orders.

Fund subadvisers are required to effect derivative transactions using derivatives documentation executed by IICO (e.g., ISDA Master Agreements and corresponding documents). A Fund’s subadviser is not authorized to trade derivative instruments under any other derivatives documentation.

To effect the portfolio transactions of a Fund, the Investment Manager is authorized to engage broker-dealers (brokers) which, in its best judgment based on all relevant factors, will implement the policy of the Fund to seek best execution (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. The Investment Manager need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Funds. Subject to review by the Board, such policies include the selection of brokers which provide execution and/or research services and other services, directly or through others (research and brokerage services) considered by the Investment Manager to be useful or desirable for its investment management of the Fund and/or the other funds and accounts for which the Investment Manager has investment discretion.

Such research and brokerage services are, in general, defined by reference to Section 28(e) of the Exchange Act as including: (1) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (2) furnishing analyses and reports; or (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Investment discretion is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account.

The commissions paid to brokers that provide such research and/or brokerage services may be higher than the commission another qualified broker would charge for effecting comparable transactions and are permissible if a good faith determination is made by the Investment Manager that the commission is reasonable in relation to the research or brokerage services provided. No allocation of brokerage or principal business is made to provide any other benefits to the Investment Manager. The Investment Manager does not direct Fund brokerage to compensate brokers for the sale of Fund shares. The Funds have adopted a policy that prohibits the Investment Manager from using Fund brokerage commissions to compensate broker-dealers for promotion or sale of Fund shares.

The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of the Investment Manager and investment research received for the commissions of those other accounts may be useful both to the Funds and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist the Investment Manager in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made and this cost is paid by the Investment Manager.

Such investment research (which may be supplied by a third party at the request of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. In general, such investment research serves to broaden the scope and supplement the research activities of the Investment Manager; serves to make available additional views for consideration and comparisons; and enables the Investment Manager to obtain market information on the price of securities held in a Fund’s portfolio or being considered for purchase.

The following table sets forth the brokerage commissions paid by each of the Funds and/or the Predecessor Funds then in existence during the fiscal years ended September 30, 2018, September 30, 2017 and September 30, 2016. These figures do not include principal transactions or spreads or concessions on principal transactions, that is, those in which a Fund sells securities to a broker-dealer firm or buys from a broker-dealer firm securities owned by it.

	2018	2017	2016
Ivy Apollo Multi-Asset Income Fund	$314,932	$497,566	$219,169
Ivy Apollo Strategic Income Fund	0	445	255
Ivy California Municipal High Income Fund[1]	0	0	N/A
Ivy Cash Management Fund	0	0	0
Ivy Corporate Bond Fund	0	0	0
Ivy Crossover Credit Fund[2]	0	0	N/A
Ivy Government Securities Fund	0	0	0
Ivy IG International Small Cap Fund[3]	238,305	57,528	N/A
Ivy Pictet Emerging Markets Local Currency Debt Fund	2,551	437	593
Ivy Pictet Targeted Return Bond Fund[4]	37,084	20,911	9,122
Ivy PineBridge High Yield Fund[5]	0	0	N/A
Total	$592,872	$576,887	$229,139

[1]	Ivy California Municipal High Income Fund commenced operations on October 3, 2016.
[2]	Ivy Crossover Credit Fund commenced operations on April 3, 2017.
[3]	Ivy IG International Small Cap Fund commenced operations on January 10, 2017.
[4]	Ivy Pictet Targeted Return Bond Fund commenced operations on January 4, 2016.
[5]	Ivy PineBridge High Yield Fund commenced operations on May 18, 2017.

These figures do not include principal transactions or spreads or concessions on principal transactions, that is, those in which the Fund sells securities to a broker or buys from a broker securities owned by the broker.

The next table shows the transactions, other than principal transactions, which were directed to broker-dealers who provided research services as well as execution and the brokerage commissions paid during the fiscal year ended September 30, 2018 for each of the Funds. These transactions were allocated to these broker-dealers by the internal allocation procedures described above.

	Amount of Transactions	Brokerage Commissions
Ivy Apollo Multi-Asset Income Fund	$275,091,069	$276,830
Ivy Apollo Strategic Income Fund	0	0
Ivy California Municipal High Income Fund	0	0
Ivy Cash Management Fund	0	0
Ivy Corporate Bond Fund	0	0
Ivy Crossover Credit Fund	0	0
Ivy Government Securities Fund	0	0
Ivy IG International Small Cap Fund	281,872,228	230,054
Ivy Pictet Emerging Markets Local Currency Debt Fund	0	0
Ivy Pictet Targeted Return Bond Fund	0	0
Ivy PineBridge High Yield Fund	0	0
Total	$556,963,297	$506,884

As of September 30, 2018, each of the following Funds held securities issued by their respective regular broker-dealers, as follows: (all amounts in thousands)

Ivy Apollo Multi-Asset Income Fund owned JPMorgan Chase & Co. securities in the aggregate amount of $2,128. JPMorgan Chase & Co. is the parent of J.P. Morgan Securities Inc., a regular broker of the Fund.

Ivy Apollo Strategic Income Fund owned Bank of America Corp., Barclays plc, Citigroup, Inc., Credit Suisse Group AG, Goldman Sachs Group, Inc. (The) and JPMorgan Chase & Co. securities in the aggregate amounts of $2,852, $1,973, $1,174, $680, $2,193 and $1,669, respectively. Bank of America Corp. is the parent of Merrill Lynch, Pierce, Fenner & Smith Inc., a regular broker of the Fund. Barclays plc is the parent of Barclays Capital Inc., a regular broker of the Fund. Citigroup, Inc. is the parent of Citigroup Global Markets Inc., a regular broker of the Fund. Credit Suisse Group AG is the parent of Credit Suisse, a regular broker of the Fund. Goldman Sachs Group, Inc. (The) is the parent of Goldman, Sachs & Co., a regular broker of the Fund. JPMorgan Chase & Co. is the parent of J.P. Morgan Securities Inc., a regular broker of the Fund.

Ivy Corporate Bond Fund owned Bank of America Corp., Bank of New York Mellon Corp (The), Barclays plc, Citigroup, Inc., Goldman Sachs Group, Inc. (The), JPMorgan Chase & Co. and Morgan Stanley securities in the aggregate amounts of $14,938, $5,711, $2,887, $20,361, $15,872, $19,820 and $14,951, respectively. Bank of America Corp. is the parent of Merrill Lynch, Pierce, Fenner & Smith Inc., a regular broker of the Fund. Bank of New York Mellon Corp. (The) is the parent of BNY Brokerage Inc., a regular broker of the Fund. Barclays plc is the parent of Barclays Capital Inc., a regular broker of the Fund. Citigroup, Inc. is the parent of Citigroup Global Markets Inc., a regular broker of the Fund. Goldman Sachs Group, Inc. (The) is the parent of Goldman, Sachs & Co., a regular broker of the Fund. JPMorgan Chase & Co. is the parent of J.P. Morgan Securities Inc., a regular broker of the Fund. Morgan Stanley is the parent of Morgan Stanley Smith Barney LLC, a regular broker of the Fund.

Ivy Crossover Credit Fund owned Bank of America Corp., Barclays plc, Citigroup, Inc., Goldman Sachs Group, Inc. (The), JPMorgan Chase & Co. and Morgan Stanley securities in the aggregate amounts of $991, $470, $494, $495, $943 and $474, respectively. Bank of America Corp. is the parent of Merrill Lynch, Pierce, Fenner & Smith Inc., a regular broker of the Fund. Barclays plc is the parent of Barclays Capital Inc., a regular broker of the Fund. Citigroup, Inc. is the parent of Citigroup Global Markets Inc., a regular broker of the Fund. Goldman Sachs Group, Inc. (The) is the parent of Goldman, Sachs & Co., a regular broker of the Fund. JPMorgan Chase & Co. is the parent of J.P. Morgan Securities Inc., a regular broker of the Fund. Morgan Stanley is the parent of Morgan Stanley Smith Barney LLC, a regular broker of the Fund.

Ivy Pictet Targeted Return Bond Fund owned Barclays plc, Credit Suisse Group AG and Morgan Stanley securities in the aggregate amounts of $1,013, $621 and $1,007, respectively. Barclays plc is the parent of Barclays Capital Inc., a regular broker of the Fund. Credit Suisse Group AG is the parent of Credit Suisse, a regular broker of the Fund. Morgan Stanley is the parent of Morgan Stanley Smith Barney LLC, a regular broker of the Fund.

PROXY VOTING POLICY FOR IICO

The Funds have delegated all proxy voting responsibilities to IICO. IICO has established guidelines that reflect what it believes are desirable principles of corporate governance.

Listed below are several reoccurring issues and IICO’s corresponding positions.

Board of Directors Issues:

IICO generally supports proposals requiring that a majority of the board of directors consist of outside, or independent, directors.

IICO generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.

IICO generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. IICO will support such protection so long as it does not exceed reasonable standards.

IICO generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.

Corporate Governance Issues:

IICO generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.

IICO generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.

IICO generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

IICO generally votes for proposals to authorize an increase in the number of authorized shares of common stock.

IICO generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes referred to as “Purchase Rights Plan”). It believes that anti-takeover proposals generally are not in the best interest of shareholders. Such a Plan gives the board of directors virtual veto power over acquisition offers which may well offer material benefits to shareholders.

Executive/Employee Issues:

IICO generally will vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the ESOP is reasonably limited.

Political Activity:

IICO generally will vote against proposals requiring the publication of reports on political activity or contributions made by political action committees (PACs) sponsored or supported by the corporation. PAC contributions generally are made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal law and most state laws require full disclosure of political contributions made by PACs. This is public information and available to all interested parties. Requiring reports in newspaper publications results in added expense without commensurate benefit to shareholders.

Conflicts of Interest Between IICO and the Trust:

IICO will follow the procedures established below to ensure that its proxy voting decisions are based on the best interests of the Funds and are not the product of a material conflict.

(1) Identifying Conflicts of Interest: IICO will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the Fund’s shareholders on a proxy voting matter. IICO will review the following three general categories with respect to any proxy voting matter to determine if there is a potential conflict:

•

Business Relationships – IICO will review any business relationships for a material conflict where IICO provides investment advisory services for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it (or an affiliate) is actively soliciting any such business from a company; or if IICO has determined that IICO (or an affiliate) otherwise has a similar significant relationship with a third party.

•

Personal Relationships – IICO will review any personal relationships where it (or an affiliate) has a known personal relationship with the issuer’s management or other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.

•

Familial Relationships – IICO will review any family relationships where it (or an affiliate) has a known familial relationship relating to a company (e.g.,, a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists. Any person with knowledge of a potential conflict of interest of IICO (or an affiliate) for a particular item shall disclose that conflict to the Director of Research of IICO. Any person with a known potential conflict of interest for a particular item shall disclose that conflict to the Director of Research and otherwise remove himself or herself from the proxy voting process with respect to that item. IICO or the Director of Research also will review all known relationships of portfolio managers and senior management for potential conflicts. IICO will designate an individual or committee to review all proxies to be voted by IICO on behalf of the Funds and identify any potential conflicts of interest on an ongoing basis.

(2) Determining “Material Conflicts”: IICO will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, IICO will determine materiality based on the reasonable likelihood that the relationship, in the particular context, could be viewed as important by the average shareholder.

(3) Procedures to Address Material Conflicts: IICO will use one or more of the following methods to vote proxies that have been determined to present a “Material Conflict.”

•

Use a Proxy Voting Service for Specific Proposals – As a primary means of voting material conflicts, IICO will vote in accordance with the recommendation of an independent proxy voting service (Institutional Shareholder Services (ISS) or another independent third party if a recommendation from ISS is unavailable).

•

Use a Predetermined Voting Policy – If no directives are provided by an independent proxy voting service, IICO may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established therein, should such subject matter fall sufficiently within the identified subject matter.

If the issue involves a material conflict and IICO uses this method, IICO will not be permitted to vary from the established voting policies established therein.

•

Seek Board Guidance – Finally, if the Material Conflict does not fall within one of the situations referenced above, IICO may seek guidance from the Board on voting the proxy for such matters. Under this method, IICO will disclose the nature of the conflict to the Board (or a committee of the Board consisting primarily of disinterested directors and to whom authority to direct proxy voting has been delegated) and obtain the Board’s consent or direction to vote the proxies.

For each of Ivy IG International Small Cap Fund, Ivy Pictet Emerging Markets Local Currency Debt Fund, Ivy Pictet Targeted Return Bond Fund and Ivy PineBridge High Yield Fund, IICO has delegated proxy voting responsibilities to each Fund’s subadviser. For Ivy Apollo Strategic Income Fund, IICO has delegated proxy voting responsibility to Apollo for the portion of the Fund’s assets that Apollo manages. For Ivy Apollo Multi-Asset Income Fund, IICO has delegated proxy voting responsibilities to Apollo and LaSalle, respectively, for each portion of the Fund’s assets that each subadviser manages. The proxy voting policies of the subadvisers are set forth in Appendix B to this SAI.

PROXY VOTING RECORD

Each Fund is required to file with the SEC its complete proxy voting record for the 12-month period ending June 30, by no later than August 31 of each year. Information regarding how the proxies for each Fund relating to its portfolio securities were voted during the most recent 12-month period ended June 30, 2018, is available at www.ivyinvestments.com, and on the SEC’s website at http://www.sec.gov.

TRUST SHARES

The Shares of the Funds

The shares of each of the Funds represent an interest in that Fund’s securities and other assets and in its profits or losses. Each fractional share of a class has the same rights, in proportion, as a full share of that class.

Each of Ivy Apollo Multi-Asset Income Fund, Ivy Apollo Strategic Income Fund, Ivy IG International Small Cap Fund and Ivy Pictet Targeted Return Bond Fund currently offers five classes of its shares: Class A, Class C, Class I, Class N and Class Y. Ivy California Municipal income Fund offers four classes of its shares: Class A, Class C, Class I and Class Y. Ivy Crossover Credit Fund offers five classes of its shares: Class A, Class I, Class N, Class R and Class Y. Each of Ivy Corporate Bond Fund, Ivy Government Securities Fund and Ivy Pictet Emerging Markets Local Currency Debt Fund offers six classes of its shares: Class A, Class C, Class I, Class N, Class R and Class Y. Ivy PineBridge High Yield Fund offers four classes of its shares: Class A, Class I, Class N and Class R. Ivy Cash Management Fund offers one class of its shares: Class A. For Ivy Cash Management Fund, Ivy Corporate Bond Fund and Ivy Government Securities Fund, each Fund’s Class B shares are not available for purchase by new or existing investors, but are available for dividend reinvestment and exchanges. For Ivy Bond Fund, Ivy Crossover Credit Fund, Ivy Government Securities Fund and Ivy Pictet Emerging Markets Local Currency Debt Fund, each Fund’s Class E shares are not available for purchase by new or existing investors. In addition, Class C shares of Ivy Cash Management Fund are not available for direct investment. Each class of a Fund represents an interest in the same assets of the Fund and differs as follows: each class of shares has exclusive voting rights on matters appropriately limited to that class; Class A shares are subject to an initial sales charge and to an ongoing distribution and/or service fee and certain Class A shares are subject to a CDSC.

Class B and Class C shares are subject to a CDSC and to ongoing distribution and service fees. Class B shares that have been held by a shareholder for eight years will convert, automatically, eight years after the month in which the shares were purchased, to Class A shares of the Fund. However, Class B shares that have been held for fewer than eight years also will convert to Class A shares if (i) the Class B shares are not subject to a CDSC; (ii) a commission was not paid on the sale of such shares; and (iii) such shares represent dividend share holdings in a fund that are no longer attached to shares originally purchased and funded by the shareholder. All conversions from Class B shares to Class A shares will be on the basis of the relative NAVs per share, without the imposition of any sales load, fee or other charge. The conversion from Class B shares to Class A shares is not considered a taxable event for Federal income tax purposes. For investors invested in Class B shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed. The automatic conversion of Class B shares to Class A shares shall not apply to shares held through intermediaries that do not track the length of time that a participant has held such shares.

In general, Class C shares that have been held by a shareholder for ten years will convert, automatically, ten years after the month in which the shares were purchased, to Class A shares of the Fund. However, Class C shares that have been held for fewer than 10 years also will convert to Class A shares if (i) the Class C shares are not subject to a CDSC; (ii) a commission was not paid on the sale of such shares; and (iii) such shares represent dividend share holdings in a fund that are no longer attached to shares originally purchased and funded by the shareholder. All conversions from Class C shares to Class A shares will be on the basis of the relative NAVs per share, without the imposition of any sales load, fee or other charge. The conversion from Class C shares to Class A shares is not considered a taxable event for Federal income tax purposes. For investors invested in Class C shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed. The automatic conversion of Class C shares to Class A shares shall not apply to shares held through intermediaries that do not track the length of time that a participant has held such shares.

Each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. Each Fund does not anticipate that there will be any conflicts between the interests of holders of the different classes of its shares by virtue of those classes. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate action. Each share of a Fund is entitled to equal dividend, liquidation and redemption rights, except that due to the differing expenses borne by the classes, dividends and liquidation proceeds of Class B shares and Class C shares are expected to be lower than for Class A shares of a Fund. Each fractional share of a class has the same rights, in proportion, as a full share of that class. Each shareholder of the Trust is entitled to one vote for each dollar of NAV of a Fund owned by the shareholder. Shares are fully paid and nonassessable when purchased.

The Funds do not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval, will be presented to shareholders at a meeting called by the Board for such purpose.

Special meetings of shareholders may be called for any purpose upon receipt by the Funds of a request in writing signed by shareholders owning not less than 25% of the aggregate number of votes to which shareholders are entitled at such meeting, as provided in the Amended and Restated Agreement and Declaration of Trust and Bylaws of the Trust. There normally will be no meeting of the shareholders for the purpose of electing Trustees until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. To the extent that Section 16(c) of the 1940 Act applies to a Fund, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders owning at least 10% of the aggregate number of votes to which shareholders of that Fund are entitled, as provided in the Amended and Restated Agreement and Declaration of Trust and Bylaws of the Trust.

On certain matters such as the election of Trustees, all shares of all of the Funds vote together as a single class. On other matters affecting a particular Fund (such as approval of its Investment Management Agreement or a change in its fundamental investment restrictions), the shares of that Fund vote together as a separate class, except that as to matters for which a separate vote of a class of Fund shares is required by the 1940 Act or which affects the interests of one or more particular classes of Fund shares, the affected shareholders vote as a separate class, such as with respect to a change in an investment restriction of a Fund. In voting on a Management Agreement for a Fund, approval by the shareholders of that Fund is effective as to the Fund whether or not enough votes are received from the shareholders of any of the other Funds to approve the Management Agreements for the other Funds. Each shareholder of the Trust is entitled to one vote for each dollar of NAV of a Fund owned by the shareholder.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase of Shares

Minimum Initial and Subsequent Investments

The Funds’ initial and subsequent investment minimums generally are as follows, although the Funds and/or IDI may reduce or waive the minimums in some cases:

For Class A and Class E shares, initial investments must be at least $750 (per Fund) ($250 per Fund for Class E shares) with the exceptions described in this paragraph. A minimum initial investment described in the Prospectus pertains to certain exchanges of shares from one fund to another fund within the Ivy Funds or InvestEd Portfolios. A $150 minimum initial investment pertains to purchases for accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $50 or more made from a bank account. Shareholders purchasing through payroll deduction and salary deferral and/or employers making contributions to retirement accounts established with employer discretionary contributions may invest any amount. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount. See, Exchanges for Shares of Other Ivy Funds or Shares of Funds within the InvestEd Portfolios.

For Class A shares, if your fund account balance falls below $650 (on a per-Fund basis) at the start of business on the Friday prior to the last full week of September of each year, your account will be assessed an account fee of $20 for each Fund whose Fund account balance is below $650 at the time of the assessment. For Class A shares, any Fund account with a balance below $650 will not be assessed the $20 fee if the Fund account meets one of the following exceptions: (i) the Fund account has an active systematic purchase or systematic exchange and the initial funding of the Fund account occurred less than 12 months prior to the date of the assessment; (ii) the Fund account is administered under a Profit Sharing, Money Purchase or Defined Benefit Plan, or a payroll deduction plan (IRA, Roth IRA, SEP IRA, SIMPLE IRA, 401(k), 403(b) or 457 plan) and the initial funding of the Fund account occurred less than 12 months prior to the date of the assessment; (iii) the Fund account is invested in an investment advisory program offered through Waddell & Reed; (iv) a share class roll from Class B shares or Class C shares into Class A shares occurred and the initial funding of the Class A Fund account occurred less than 12 months prior to the date of the assessment; (v) the Fund account is enrolled in a group purchase plan or a direct deposit plan and the initial funding of the Fund account occurred less than 12 months prior to the date of the assessment; (vi) the Fund account is held by a State government agency for purposes of unclaimed property; or (vii) the Fund account is held on a third party platform, except for non-investment advisory accounts held through Waddell & Reed. For purposes of the fee assessment, your Fund account balance will be based upon the current value of your existing holdings.

With limited exceptions, for Class E shares, the current $20 account fee for Ivy InvestEd Plan accounts with a balance of less than $25,000 will be assessed annually at the close of business on the second Tuesday of December.

For Class I shares, Class N shares, Class R shares and Class Y shares, please check with your broker-dealer, plan administrator or third party recordkeeper for information about minimum investment requirements.

Each Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. Each Fund will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that IICO deems to be a desirable investment for each Fund. While no minimum has been established, it is expected that each Fund will not accept securities having an aggregate value of less than $1 million. The Funds may reject in whole or in part any or all offers to pay for any Fund shares with securities and may discontinue accepting securities as payment for any Fund shares at any time without notice. The Funds will value accepted securities in the manner and at the same time provided for valuing portfolio securities of each Fund, and each Fund’s shares will be sold for NAV determined at the same time the accepted securities are valued. The Funds will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The acceptance of securities by the Funds must comply with the applicable laws of certain states.

Reduced Sales Charges (Applicable to Class A and Class E shares only)

Lower sales charges on the purchase of Class A and Class E (when offered) shares are available by:

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Rights of Accumulation: combining the value of additional purchases of shares of any of the funds within the Ivy Funds and/or InvestEd Portfolios with (i) the NAV of Class A, Class B, Class C or Class E shares already held in your account or in an account eligible for grouping with your account (see Account Grouping below) and (ii) the NAV of any class of shares of any of the funds within the Ivy Funds held in any Managed Allocation Portfolio (MAP) or Strategic Portfolio Allocation (SPA) program through Waddell & Reed. If your shares are held in an account directly with the Ivy

Funds, you must inform WISC that you are entitled to a reduced sales charge and provide WISC with the name and number of the existing account(s) with which your purchase may be combined to be entitled to Rights of Accumulation. If your shares are held in an omnibus account through a financial intermediary, you must notify the intermediary of your eligibility for Rights of Accumulation at the time of your purchase. The reduced sales charge is applicable only to the new purchase. It is not retroactive to shares already held in your account or in an account eligible for grouping with your account. Your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings or (b) the amount you invested (including reinvested dividends and other distributions, but excluding capital appreciation) less any withdrawals.

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Letter of Intent: grouping all purchases of the funds referenced above, made during a thirteen-month period pursuant to a Letter of Intent (LOI). By signing an LOI, which is available from WISC, you indicate an intention to invest, over a thirteen-month period, a dollar amount sufficient to qualify for a reduced sales charge. In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your Class A, Class B, Class C or Class E shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in Account Grouping below, and your shares of any of the funds within the Ivy Funds held in any MAP or SPA program through Waddell & Reed, will be included. For purposes of fulfilling the dollar amount required to be invested pursuant to your LOI, all such investments must be initiated prior to the expiration of the thirteen-month period, and will qualify under your LOI, even if the assets are received after the expiration of the thirteen-month period (such as a rollover or transfer from another institution). You must notify WISC if a rollover or transfer from another institution is pending upon the termination of the thirteen-month LOI period. In any event, such assets must be received by WISC no later than ninety days after the initiation date of the rollover or transfer. It is the responsibility of the investor and/or the dealer of record to advise WISC about the LOI when placing purchase orders during the LOI period. You may need to provide appropriate documentation to WISC to evidence the initiation date of the rollover or transfer. Purchases made during the thirty (30) calendar days prior to receipt by WISC of a properly completed LOI will be considered for purposes of determining whether a shareholder has satisfied the LOI. If IDI reimburses the sales charge for purchases prior to WISC’s receipt of an LOI, the thirteen-month LOI period will be deemed to have commenced on the date of the earliest purchase within the 30 calendar days prior to receipt by WISC of the LOI.

When an LOI is established, shares valued at 5% of the intended investment are held in escrow. Escrowed shares will be released from escrow once the terms of the LOI are satisfied. If the amount invested during the thirteen-month LOI period is less than the amount specified by the LOI, the LOI will terminate and the applicable sales charge specified in the Prospectus will be charged as if the LOI had not been executed, and such sales charge will be collected by the redemption of escrowed shares equal in value to such sales charge. Any redemption you request during the thirteen-month LOI period will be taken first from non-escrowed shares. Any request you make that will require redemption of escrowed shares will result in termination of the LOI, and the applicable sales charge specified in the Prospectus will be collected by the redemption of escrowed shares. Any escrowed shares not needed to pay the applicable sales charge will be available for redemption by you.

Purchases of shares of any of the funds within the Ivy Funds and/or InvestEd Portfolios will be considered for purposes of meeting the terms of an LOI, except as set forth herein. Investments in mutual funds other than those described in the preceding sentence and in insurance products offered by Waddell & Reed will not be considered for purposes of meeting the terms of an LOI.

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Account Grouping: grouping purchases by certain related persons. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of Class A or Class E shares in any account that you own may be grouped with the current account value of purchased Class A, Class B, Class C and/or Class E shares in any other account that you may own, with your shares of any of the funds within the Ivy Funds held in any MAP or SPA program through Waddell & Reed, or in accounts of household members of your immediate family (spouse and children under 21). Please note that grouping is allowed only for a) accounts of the owner that have the same address or Social Security or other taxpayer identification number, and b) accounts of immediate family members living (or maintaining a permanent address) in the same household as the owner; however, you also may group purchases made by you and your immediate family in: business accounts controlled by you or your immediate family (e.g., you own the entire business); partnerships for which you or a member of your immediate family is the controlling partner; trust accounts established by you or your immediate family or trust accounts for which you or a member of your immediate family is a beneficiary; minor-owned accounts for which you serve as custodian or guardian; and/or accounts of endowments or foundations established and controlled by you or your immediate family. For purposes of account grouping, an individual’s legally-recognized domestic partner who has the same address may be treated as his or her spouse.

With respect to purchases under retirement plans:

1. All purchases of Class A shares made under an employee benefit plan described in Section 401(a) of the Code, including a 401(k) plan (Qualified Plan), that is maintained by an employer and all plans of any one employer or affiliated employers also will be grouped. All Qualified Plans of an employer who is a franchisor and those of its franchisee(s) also may be grouped.

2. All purchases of Class A shares made under a simplified employee pension plan (SEP IRA), Savings Incentive Match Plan for Employees of Small Employers Individual Retirement Account (SIMPLE IRA), or similar arrangement adopted by an employer or affiliated employers may be grouped, if grouping is elected by the employer when the plan is established. Alternatively, the employer may elect that purchases made by individual employees under such plan also be grouped with the other accounts of the individual employees. If evidence of either election is not received by WISC, purchases will be grouped at the plan level.

3. All purchases of Class A shares made by you or your spouse for (a) your respective IRAs or salary reduction plan accounts under Section 457(b) or Section 403(b) of the Code may be grouped, provided that such purchases are subject to a sales charge (see Sales Charge Waivers for Certain Transactions below; if your purchase qualifies for NAV eligibility pursuant to these sections, you may not group that purchase) or (b) your respective employee benefit plan accounts under Section 401(a) of the Code, including a 401(k) plan, may be grouped, provided that you and your spouse are the only participants in the plan.

In order for an eligible purchase to be grouped, you must advise WISC (or your financial intermediary, if your shares are held in an omnibus account through such intermediary) at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Shares of Ivy Cash Management Fund or Ivy Government Money Market Fund are not eligible for either Rights of Accumulation or LOI privileges, unless such shares have been acquired by exchange for Class A shares or Class E shares on which a sales charge was paid, or as a dividend or other distribution on such acquired shares.

If you are investing $1 million or more ($250,000 or more for Class E shares), either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A or Class E shares without a sales charge. However, you may be charged a CDSC of 1.00% on any shares purchased without a sales charge that you sell within the first 12 months of owning them. This CDSC may be waived under certain circumstances, as noted in the Prospectus. Your financial advisor or a WISC representative can answer your questions and help you determine if you are eligible.

Other Funds and InvestEd Portfolios

Reduced sales charges for larger purchases of Class A and Class E shares apply to purchases of the Class A and Class E shares of any of the funds within the Ivy Funds or InvestEd Portfolios subject to a sales charge. A purchase or holding of Class A or Class E shares in any of the funds within the Ivy Funds and/or a purchase or holding of shares of InvestEd Portfolios subject to a sales charge will be treated as an investment in the Fund in determining the applicable sales charge. For these purposes, Class A shares of Ivy Cash Management Fund or Ivy Government Money Market Fund that were acquired by exchange of another Fund’s Class A shares or InvestEd Portfolios shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, also are taken into account. Additionally, Class B, Class C and Class E shares are taken into account.

Net Asset Value Purchases of Class A and Class E (when offered) Shares

Class A and Class E shares of a Fund may be purchased at NAV by current or retired Trustees of the Trust (or retired directors or trustees of any entity to which the Trust or any of the Ivy Funds is the successor), directors of any affiliated companies of the Trust, or of any affiliated entity of IDI, current and certain retired employees of IDI and its affiliates, current and certain former financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed. In addition, Class A shares of a Fund may be purchased at NAV by former participants in the Waddell & Reed Financial, Inc. 401(k) and Thrift Plan and/or the Waddell & Reed Financial, Inc. Retirement Income Plan who are transferring plan assets into an IRA through Waddell & Reed.

For this purpose, child includes stepchild and parent includes stepparent. Purchases of Class A shares in an IRA sponsored by IDI or its affiliates established for any of these eligible purchasers also may be at NAV. Purchases of Class A shares in any Qualified Plan under which the eligible purchaser is the sole participant also may be made at NAV. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser also are eligible for NAV purchases of Class A shares.

Employees include retired employees. A retired employee is an individual separated from service from IDI, or from an affiliated company with a vested interest in any employee benefit plan sponsored by IDI or any of its affiliated companies. A former financial advisor of Waddell & Reed and its affiliates is a financial advisor that (i) ceases working as a Waddell & Reed financial advisor at age 55 or older and (ii) has had a minimum of ten (10) years of service as a Waddell & Reed financial advisor. A custodian under UGMA or UTMA purchasing for the child or grandchild of any employee or financial advisor may purchase Class A and Class E shares at NAV whether or not the custodian himself is an eligible purchaser. Employees of financial advisors of Waddell & Reed may purchase Class A and Class E shares at NAV.

Trustees, officers, directors or employees of Minnesota Life Insurance Company (Minnesota Life) or any affiliated entity of Minnesota Life, Securian/CRI Financial Advisors, their respective spouses, children, parents, children’s spouses and spouse’s parents of each may purchase Class A shares at NAV, including purchases into certain retirement plans and certain trusts for these individuals.

Clients of those financial intermediaries that have entered into an agreement with IDI and that have been approved by IDI to offer Class A shares to self-directed brokerage accounts (that may or may not charge transaction fees to those clients) may purchase Class A shares at NAV.

Sales representatives, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents) associated with unaffiliated third party broker/dealers with which IDI has entered into selling agreements may purchase Class A and Class E shares at NAV.

Shares may be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

Purchases of Class A shares may be made at NAV by participants in an employee benefit plan described in Section 401(a) (including a 401(k) plan) or Section 457(b) of the Code, where the plan has 100 or more eligible participants, and the shares are held in individual plan participant accounts on the Fund’s records.

Purchases of Class E shares may be made at NAV for Ivy Funds InvestEd 529 Plan accounts by participants in an employer sponsored payroll deduction plan having 100 or more eligible employees, and the shares are purchased through payroll deductions.

Shareholders/participants (other than those shareholders/participants whose shares are held in an omnibus account) reinvesting into any account the proceeds of redemptions from employee benefit plans described in Sections 401(a), 403(b) or 457(b) of the Code, where the shares were originally invested in I or Y shares may purchase Class A shares at NAV.

Employees, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents) associated with unaffiliated registered investment advisers with which IICO has entered into sub-advisory agreements may purchase Class A and Class E shares at NAV.

Participants in a multi-participant employee benefit plan described in Sections 401(a), 403(b), or 457(b) of the Code that is maintained on a retirement platform sponsored by a financial intermediary firm, unless IDI has entered into an agreement with the financial intermediary firm indicating that such retirement platform is not eligible for the Class A sales charge waiver, may purchase Class A shares at NAV.

Shareholders investing through advisory accounts, wrap accounts or asset allocation programs that charge asset-based fees and that are sponsored by certain unaffiliated investment advisers or broker-dealers may purchase Class A shares at NAV.

Shareholders holding retirement plan accounts in, and shareholders investing through direct transfers from, the Waddell & Reed Advisors Retirement Plan, Resource Plan, Innovator Advantage Plan and Flexible Advantage Plan offered and distributed by Nationwide Investment Services Corporation through Nationwide Trust Company, FSB (Nationwide Retirement Plans), or in and from the Waddell & Reed Advisors Express Plan, Select Plan and Advantage Plan offered and distributed by Securian Retirement Services, a business unit of Minnesota Life Insurance Company (Securian Retirement Plans), may purchase Class A shares at NAV, provided that, for shareholders investing through direct transfers from a Nationwide Retirement Plan or Securian Retirement Plan, such retirement plan was assigned to Waddell & Reed as the broker-dealer of record for such retirement plan at the time of transfer.

Purchases of Class A shares by shareholders/participants (other than those whose shares are held in an omnibus account) reinvesting into any other account they own directly with Ivy Funds, the proceeds from mandatory redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from an employee benefit plan established under Sections 401(a) (including a 401(k) plan), 403(b), or 457(b) of the Code, and IRAs under Section 408 of the Code may be made at NAV, provided such reinvestment is made within 60 calendar days of receipt of the required minimum distribution.

Clients who transferred their 529 Plan accounts from the Arizona Family College Savings Program sponsored by Securities Management and Research, Inc. (SM&R) to the Ivy Funds InvestEd 529 Plan sponsored by Waddell & Reed due to the closing of the SM&R-sponsored 529 Plan, and who established their SM&R-sponsored Plans directly through SM&R rather than through a financial intermediary and qualified for NAV pricing through SM&R may purchase Class E shares at NAV.

Shareholders (other than shareholders whose shares are held in an omnibus account) purchasing into accounts that owned shares of any fund within the Ivy Funds prior to December 16, 2002, and who were eligible to purchase Class A shares at NAV as of such date may purchase Class A shares at NAV.

For purposes of determining eligibility for sales at NAV, an individual’s legally-recognized domestic partner who has the same address may be treated as his or her spouse. For purposes of the above waivers, except as otherwise specifically set forth herein, the term “employee benefit plan” does not include retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, owner-only 401(k) plan accounts, owner-only 401(a) accounts, SEP IRAs, SIMPLE IRAs, SARSEPs, individual 403(b) and 457(b) accounts, 529 accounts or similar accounts.

For Class A shares, a 1% CDSC is only imposed on Class A shares that were purchased at NAV for $1 million or more that are subsequently redeemed within 12 months of purchase.

Sales Charge Waivers for Certain Transactions

Class A or Class E (when offered) shares may be purchased at NAV through:

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Exchange of Class A or Class E shares of another fund within the Ivy Funds or shares of InvestEd Portfolios if (i) a sales charge was previously paid on those shares, (ii) the shares were received in exchange for shares on which a sales charge was paid or (iii) the shares were acquired from reinvestment of dividends and other distributions paid on such shares

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Reinvestment once each calendar year of all or part of the proceeds of redemptions of your Class A or Class E shares into the same Fund and account from which the shares were redeemed, if the reinvestment is made within 60 calendar days of the Fund’s receipt of your redemption request (minimum investment amounts will apply). Purchases made pursuant to the Automatic Investment Service (AIS), payroll deduction or regularly scheduled contributions made by an employer on behalf of its employees are not eligible for purchases at NAV under this policy.

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Payments of Principal and Interest on Loans made pursuant to an employee benefit plan established under Section 401(a) of the Code, including a 401(k) plan, (for Class A shares only), (i) if such loans are permitted by the plan and the plan invests in shares of the same Fund and (ii) a sales charge was previously paid on those shares.

Class E (when offered) shares may be purchased at NAV through:

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Direct rollover initiated from an account in a qualified state tuition program, where (i) such account is under a plan associated with a qualified state tuition program established in accordance with Section 529 of the Code, (ii) the shares were purchased through a broker-dealer or financial advisor, and (iii) the selling agreement or any other agreement between Waddell & Reed and the broker-dealer or financial advisor does not prohibit direct rollovers at NAV into another qualified state tuition program. The sales charge waiver only applies to the shares purchased with the direct rollover proceeds and additional contributions made to your Ivy InvestEd Plan account will be assessed the applicable sales charge. If rolling over assets from an in-state to an out-of-state 529 Plan, you should be aware that some states require the recapture of prior state tax benefits and/or the rollover may be otherwise taxable by the state from whose 529 Plan you are exiting. You should also consider possible withdrawal charges by the 529 Plan which you are exiting and differences in ongoing fees. You should consult a qualified tax advisor for individualized advice before initiating the rollover.

Reasons for Differences in the Public Offering Price of Class A and Class E Shares

As described herein and in the Prospectus, there are a number of instances in which a Fund’s Class A and Class E shares are sold or issued on a basis other than at the maximum public offering price, that is, the NAV plus the highest sales charge. Some of these instances relate to lower or eliminated sales charges for larger purchases of Class A and Class E shares, whether made at one time or over a period of time as under an LOI or Rights of Accumulation. See the table of breakpoints in sales charges in the

Prospectus and in this SAI for the Class A and Class E shares. The reasons for these quantity discounts are, in general, that (1) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (2) certain quantity discounts are required by rules of the Financial Industry Regulatory Authority, Inc. (FINRA) (as is elimination of sales charges on the reinvestment of dividends and other distributions), and (3) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

In general, the reasons for the other instances in which there are reduced or eliminated sales charges for Class A and Class E shares are as follows. Exchanges at NAV are permitted because a sales charge has already been paid on the shares exchanged, except that exchanges from Class A or Class E shares from Ivy Cash Management Fund or Ivy Government Money Market Fund are subject to any sales charge applicable to the Ivy Fund being exchanged into, unless the Ivy Cash Management Fund or Ivy Government Money Market shares were previously acquired by an exchange from Class A or Class E shares of another Ivy Fund for which a sales charge was paid. Sales of Class A and Class E shares without a sales charge are permitted to Trustees, officers of the Trust and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage responsibility and interest in a Fund and an identification with its aims and policies. Limited reinvestments of redemptions of Class A and Class E shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A and Class E shares may be sold without a sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such shares are exempted by the 1940 Act from the otherwise applicable requirements as to sales charges. Reduced or eliminated sales charges also may be used for certain short-term promotional activities by IDI. In no case in which there is a reduced or eliminated sales charge are the interests of existing Class A and Class E shareholders adversely affected since, in each case, the Fund receives the NAV per share of all shares sold or issued.

Systematic Withdrawal Plan for Class A, Class B and Class C Shareholders

If you qualify, you may arrange to receive through the Systematic Withdrawal Plan (Service) regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class A, Class B or Class C shares that you own of any of the funds within the Ivy Funds. It would be a disadvantage to an investor to make additional purchases of Class A shares while the Service is in effect because it would result in duplication of sales charges. Class B and Class C shares, and certain Class A shares to which the CDSC otherwise applies, that are redeemed under the Service are not subject to a CDSC provided the amount withdrawn does not exceed, annually, 12% of the account value. Applicable forms to start the Service are available through WISC.

The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 1%, 3%, 6% and 12%, respectively, of the value of your account at the time the Service is established. As noted above, the withdrawal proceeds are not subject to the CDSC, but only within these percentage limitations. The minimum withdrawal is $50. The Service, and this exclusion from the CDSC, do not apply to a one-time withdrawal.

To qualify for the Service, you must have invested at least $10,000 in Class A, Class B or Class C shares which you still own of any of the funds within the Ivy Funds; or, you must own Class A, Class B or Class C shares having a value of at least $10,000. The value for this purpose is the value at the current offering price.

You can choose to have shares redeemed to receive:

1.	a monthly, quarterly, semiannual or annual payment of $50 or more;

2.	a monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the Account; (you select the percentage); or

3.	a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

Shares are redeemed on either the 5th day or the 20th day of the month in which the payment is to be made, or on the prior business day if the 5th or 20th is not a business day. Payments are made within 5 days of the redemption.

Retirement plan accounts may be subject to a fee imposed by the plan custodian for use of the Service.

The dividends and other distributions on shares of a class you have made available for the Service are paid in additional shares of that class; however, you may request that payment of such distributions be made in cash. Please note that the cash option is not available for retirement accounts or accounts participating in MAP or SPA. All payments under the Service are made by redeeming shares, which may result in your recognizing a gain or loss for Federal income tax purposes. To the extent that payments exceed dividends and other distributions, the number of shares you own will decrease. When all of the shares in an account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity, an income or a return on your investment.

You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. You may, at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Fund also can terminate the Service by notifying you in writing.

After the end of each calendar year, information on shares you redeemed will be sent to you to assist you in completing your Federal income tax return.

Systematic Withdrawal Plan for Class E Shareholders

If you qualify, you may arrange to receive through the Service regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class E shares that you own in a Fund. It would be a disadvantage to an investor to make additional purchases of shares while the Service is in effect because it would result in duplication of sales charges. Certain shares to which the CDSC otherwise applies, that are redeemed under the Service are not subject to a CDSC provided the amount withdrawn does not exceed annually, 12% of the account value. Applicable forms to start the Service are available through WISC.

The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 1%, 3%, 6% and 12% respectively, of the value of your account at the time the Service is established. As noted above, the withdrawal proceeds are not subject to the CDSC, but only within these percentage limitations. The minimum withdrawal is $50. The Service, and this exclusion from the CDSC, do not apply to a one-time withdrawal outside of the Service.

To qualify for the Service, you must have invested at least $10,000 in shares of any of the funds in the InvestEd Portfolios, or Class A, Class B, Class C or Class E shares of any of the funds within the Ivy Funds, and continue to own such shares on the date the Service is requested; or, the value of such shares must be at least $10,000 as of the date the Service is requested. The value for this purpose is the value at the current NAV.

You can choose to have shares redeemed to receive:

1.	A monthly, quarterly, semiannual or annual payment of $50 or more;

2.	A monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the Account; (you select the percentage); or

3.	A monthly or quarterly payment which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

The service is subject to the following conditions:

1.	Withdrawal must be used for the benefit of the named Designated Beneficiary on the account.

2.	Withdrawal must be used for Qualifying expenses incurred during the current calendar year at a Qualifying post-secondary educational institution.

3.	Designated Beneficiary must possess a high school diploma, be enrolled at least part-time in a Qualifying post-secondary educational institution and be at least 17 years of age.

Shares are redeemed on either the 5th day or the 20th day of the month in which the payment is to be made, or on the prior business day if the 5th or 20th is not a business day. Payments are made within five days of the redemption.

The dividends and other distributions on shares of a class you have made available for the Service are paid in additional shares of that class. All payments under the Service are made by redeeming shares, which may result in a gain or loss for tax purposes. To the extent that payments exceed dividends and other distributions, the number of shares you own will decrease. When all of the shares in an account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity, an income or a return on your investment. You may, at any time, change the manner in which you have chosen to have the shares redeemed to any of the other choices originally available to you. You may, at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Trust also can terminate the Service by notifying you in writing.

After the end of each calendar year, information on shares you redeemed will be sent to you to assist you in completing your Federal income tax return.

Group Systematic Investment Program

Shares of each Fund may be purchased in connection with investment programs established by employee or other groups using systematic payroll deductions or other systematic payment arrangements. The Funds and IDI do not themselves organize, offer or administer any such programs. However, depending upon the size of the program, the Funds or IDI may waive the minimum initial and additional investment requirements for purchases by individuals in conjunction with programs organized and offered by others. Unless shares of a Fund are purchased in conjunction with IRAs, such group systematic investment programs are not entitled to special tax benefits under the Code. The Funds reserve the right to refuse purchases at any time or suspend the offering of shares in connection with group systematic investment programs, and to restrict the offering of shareholder privileges, such as check writing, simplified redemptions and other optional privileges, as described in the Prospectus, to shareholders using group systematic investment programs.

Exchanges for Shares of Other Ivy Funds or Shares of Funds within the InvestEd Portfolios

Class A Share Exchanges

Once a sales charge has been paid on Class A shares of an Ivy Fund or on shares of InvestEd Portfolios (with the exceptions noted below), these shares and any shares added due to reinvested dividends or other distributions paid on those shares may be freely exchanged for Class A shares of another fund within the Ivy Funds or shares of the InvestEd Portfolios. Minimum initial investment and subsequent investment requirements apply to such exchanges.

You may exchange Class A shares you own in another Ivy Fund or shares of InvestEd Portfolios for Class A shares of an Ivy Fund without charge if (1) a sales charge was paid on these shares, (2) the shares were received in exchange for shares for which a sales charge was paid, or (3) the shares were acquired from reinvestment of dividends and other distributions paid on such shares. There may have been one or more such exchanges so long as a sales charge was paid on the shares originally purchased. Also, shares acquired without a sales charge because the purchase was $1 million or more will be treated the same, for this purpose, as shares on which a sales charge was paid. Subject to the above rules regarding sales charges, you may have a specific dollar amount of Class A shares of Ivy Cash Management Fund or Ivy Government Money Market Fund automatically exchanged each month into Class A shares of an Ivy Fund (or into Class C shares of an Ivy Fund in certain situations, as noted below), provided you already own Class A (or Class C, as applicable) shares of that Ivy Fund. Minimum initial investment and subsequent investment requirements apply to such exchanges.

Exchanges of shares from Ivy Cash Management Fund or Ivy Government Money Market Fund (“money market fund shares”) are subject to any sales charge applicable to the Fund being exchanged into, unless the money market fund shares were previously acquired by an exchange from Class A or Class E shares of a non-money market fund upon which a sales charge has already been paid.

You may redeem your Class A shares of an Ivy Fund and use the proceeds to purchase Class I or Class Y shares of the Fund if you meet the criteria for purchasing Class I or Class Y shares.

Class B Share Exchanges

You may exchange Class B shares of an Ivy Fund for Class B shares of other funds within the Ivy Funds without charge.

The redemption of a Fund’s Class B shares as part of an exchange is not subject to the CDSC. For purposes of computing the CDSC, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

Class C Share Exchanges

You may exchange Class C shares of an Ivy Fund for Class C shares of another fund within the Ivy Funds without charge.

The redemption of a Fund’s Class C shares as part of an exchange is not subject to the CDSC. For purposes of computing the CDSC, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

You may have a specific dollar amount of Class A shares of Ivy Cash Management Fund or Ivy Government Money Market Fund automatically exchanged each month into Class C shares of an Ivy Fund, provided you already own Class C shares of that fund. Minimum initial investment and subsequent investment requirements apply to such exchanges.

Class E Share Exchanges

Class E shares of an Ivy Fund may be exchanged for Class E shares of any other fund within the Ivy Funds that offers Class E shares. Pursuant to rules applicable to all 529 Plans, you may only exchange your Class E shares in your Ivy Funds InvestEd 529 Plan account twice each calendar year or upon a change in the Designated Beneficiary on the account.

Exchanges of shares from Ivy Government Money Market Fund (money market fund shares) are subject to any sales charge applicable to the Fund being exchanged into, unless the money market fund shares were previously acquired by an exchange from Class E shares of a non-money market fund upon which a sales charge has already been paid.

Class I Share Exchanges

Class I shares of an Ivy Fund may be exchanged for Class I shares of any other fund within the Ivy Funds that offers Class I shares, or for Class A shares of Ivy Cash Management Fund or Ivy Government Money Market Fund.

Class N Share Exchanges

Class N shares of an Ivy Fund may be exchanged for Class N shares of any other fund within the Ivy Funds that offers Class N shares.

Class R Share Exchanges

Class R shares of an Ivy Fund may be exchanged for Class R shares of any other fund within the Ivy Funds that offers Class R shares.

Class Y Share Exchanges

Class Y shares of an Ivy Fund may be exchanged for Class Y shares of any other fund within the Ivy Funds that offers Class Y shares, or for Class A shares of Ivy Cash Management Fund or Ivy Government Money Market Fund.

General Exchange Information

You may exchange only into funds that are legally permitted for sale in your state of residence. Currently, each Ivy Fund and funds within the InvestEd Portfolios may be sold only within the United States, the Commonwealth of Puerto Rico, and the U.S. Virgin Islands. In addition, each fund within the Ivy Funds also may be sold in Guam.

The exchange will be made at the NAVs next determined after receipt of your written request in good order by the fund whose shares are to be redeemed. When you exchange shares, the total shares you receive will have the same aggregate NAV as the total shares you exchange.

The Ivy Funds reserve the right to terminate or modify these exchange privileges at any time. In exercising this right, each Ivy Fund may, for example, limit the frequency of exchanges by a shareholder and/or cancel a shareholder’s exchange privilege.

An exchange is considered a taxable event and may result in a capital gain or a capital loss, for Federal income tax purposes.

The transfer agent for the Ivy Funds reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.

Converting Shares

Self-Directed Conversions. Subject to the requirements set forth below, you may be eligible to convert your Class A, Class C, Class I or Class Y shares to another share class within the same fund.

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If you hold Class A, Class C or Class Y shares and are eligible to purchase Class I shares or Class N shares as described in the sections entitled Class I Shares or Class N Shares in the Prospectus, you may be eligible to convert your Class A, Class C or Class Y shares to Class I shares or Class N shares of the same fund.

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If you hold Class I shares and are eligible to purchase Class N shares, as described in the section entitled Class N Shares in the Prospectus, you may be eligible to convert your Class I shares to Class N shares of the same fund.

•	If you hold Class C shares and are eligible to purchase Class A shares at NAV, you may be eligible to convert your Class C shares to Class A shares of the same fund.

A conversion from Class A or Class C shares to another share class will be subject to any deferred sales charge to which your Class A shares or Class C shares are subject. If you convert from one class of shares to another, the transaction will be based on the respective NAVs per share of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day’s NAVs per share. At the time of conversion, the total dollar value of your “old” shares will equal the total dollar value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your “new” shares compared with that of your “old” shares.

Please contact WISC directly to request a conversion. A self-directed conversion is subject to the discretion of IDI to permit or reject such a conversion. A conversion between share classes of the same fund is not a taxable event.

Automatic Conversions. If you hold Class A shares in any MAP or SPA program account, your Class A shares will automatically be converted to Class I shares of the same Fund. In addition, if you hold Class I shares in any MAP or SPA program account, and decide to terminate your participation in that MAP or SPA program, your Class I shares may be automatically converted to Class A shares of the same Fund. Any automatic conversion would occur without the imposition of any applicable upfront or deferred sales charges and will be based on the respective NAVs per share of the two classes on the trade date of the conversion. You will receive prior notice before your shares are converted from Class I to Class A shares.

If you hold Class I shares through a ‘wrap fee’ or asset allocation program or other fee-based arrangement sponsored by a nonaffiliated broker-dealer or other financial institution that has entered into an agreement with IDI, but subsequently become ineligible to participate in the program or withdraw from the program, you may be subject to conversion of your Class I shares by the program provider to another class of shares of the Fund having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Class I shares. Such conversion would occur without the imposition of any applicable upfront or deferred sales charges and will be based on the respective NAVs per share of the two classes on the trade date of the conversion. You should contact your program provider to obtain information about your eligibility for the provider’s program and the class of shares you would receive upon such a conversion.

Retirement Plans and Other Tax-Advantaged Savings Accounts

Your account may be set up as a funding vehicle for a retirement plan or other tax-advantaged savings account. For individual taxpayers meeting certain requirements, IDI offers Custodial Account Agreements or prototype documents for certain types of retirement plans that may involve investment in shares of the Funds (other than Ivy California Municipal High Income Fund). The dollar limits specified below may change for subsequent years.

Individual Retirement Accounts (IRAs). Investors having eligible earned income may set up an account that is commonly called an IRA. Under a traditional IRA, an investor can contribute for each taxable year prior to the year they turn age 70 1/2, up to 100% of his or her earned income, up to the maximum permitted contribution for that year (Annual Dollar Limit). For 2019, the Annual Dollar Limit is $6,000. For individuals who have attained age 50 by the last day of the taxable year for which the contribution is made, the Annual Dollar Limit also includes a catch-up contribution. The maximum annual catch-up contribution is $1,000 for 2019. For a married couple, the maximum annual contribution is the sum of the couple’s separate Annual Dollar Limits or, if less, the couple’s combined earned income for the taxable year, even if one spouse had no earned income. Generally, IRA contributions are deductible unless: (1) the investor (or, if married, his or her spouse) is an active participant in an employer-sponsored retirement plan; and (2) the investor’s (or the couple’s) adjusted gross income (AGI) exceeds certain levels. A married investor who is not an active participant, who files jointly with his or her spouse, and whose combined AGI does not exceed $203,000 for 2019 is not affected by his or her spouse’s active participant status.

An investor also may use a traditional IRA to receive a rollover contribution that is either (a) a direct rollover distribution from an employer’s retirement plan or (b) a rollover of an eligible distribution paid to the investor from an employer’s retirement plan or another IRA. To the extent a rollover contribution is made to a traditional IRA, the distribution will not be subject to Federal income tax until distributed from the IRA. A direct rollover generally applies to any distribution from an employer’s eligible retirement plan (including a custodial account under Section 403(b)(7) of the Code or a state or local government plan under Section 457 of the Code) other than certain periodic payments, required minimum distributions and other specified distributions. In a direct rollover, the eligible rollover distribution is paid directly to the IRA, not to the investor. If, instead, an investor receives payment of an eligible rollover distribution, all or a portion of that distribution generally may be rolled over to an IRA within 60 days after receipt of the distribution. Because mandatory Federal income tax withholding applies to any eligible rollover distribution that is not paid in a direct rollover, investors should consult their tax advisors or pension consultants as to the applicable tax rules. If you already have an IRA, you may have the assets in that IRA transferred directly to an IRA offered by IDI.

Roth IRAs. Investors having eligible earned income and whose AGI (or combined AGI, if married) does not exceed certain levels may establish and contribute up to the Annual Dollar Limit per taxable year to a Roth IRA (or to any combination of Roth and traditional IRAs). An individual’s maximum Roth IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a traditional IRA for that year. For a married couple, the annual maximum is the sum of the couple’s separate Annual Dollar Limits or, if less, the couple’s combined earned income for the taxable year, even if one spouse had no earned income.

In addition, certain distributions from traditional IRAs, SEP IRAs, SIMPLE IRAs (if more than two years old) and eligible employer-sponsored retirement plans may be rolled over to a Roth IRA, and any of an investor’s traditional IRAs, SEP IRAs and SIMPLE IRAs (if more than two years old) may be converted to a Roth IRA; the earnings, deductible and pre-tax contribution portions of the rollover distributions and conversions are, however, subject to Federal income tax.

Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in the Roth IRA, and withdrawals of earnings are not subject to Federal income tax if the account has been held for at least five years and the account holder has reached age 59 1/2 (or certain other conditions apply).

Simplified Employee Pension (SEP) plans. Employers can make contributions to SEP-IRAs established for employees. Generally, an employer may contribute up to 25% of compensation, subject to certain maximums, per year for each employee.

Savings Incentive Match Plans for Employees of Small Employers (SIMPLE Plans). An employer with 100 or fewer eligible employees that does not sponsor another active retirement plan may establish a SIMPLE Plan to contribute to its employees’ retirement accounts. A SIMPLE Plan can be in the form of either an IRA or a 401(k) plan. In general, an employer can choose to match employee contributions dollar-for-dollar (up to 3% of an employee’s compensation) or may contribute to all eligible employees 2% of their compensation, whether or not they defer salary to their retirement plans. SIMPLE Plans involve fewer administrative requirements, generally, than traditional 401(k) or other Qualified Plans.

Owner-Only Plans. An owner-only plan, which is available to self-employed individuals and their spouses (who work for and receive wages from the business), or partners of general partnerships and their spouses (who work for and receive wages from the business), is a defined contribution plan that may be either a money purchase plan or a profit-sharing plan. As a general rule, an investor under this type of plan can contribute up to 100% of his or her annual earned income, with a maximum of $56,000 for a “limitation year” (usually the “plan year”) under the applicable plan that ends in 2019. This plan-type does not include 401(k) or Roth 401(k) options.

Exclusive(k)® Plans allow self-employed individuals (and their spouses who work for and receive wages from the business), or partners of general partnerships and their spouses (who work for and receive wages from the business), to make tax-deductible contributions for themselves, including deferrals, of up to 100% of their adjusted annual earned income, with a maximum of $56,000 for a “limitation year” (usually the “plan year”) under the applicable plan that ends in 2019. A Roth 401(k) contribution option also may be available within a qualified 401(k) Plan. Individuals who have attained age 50 by the last day of the taxable year for which a contribution also is made may make a “catch-up” contribution up to $6,000.

Multi-participant 401(k) Plans allow employees of eligible employers to set aside tax deferred income for retirement purposes, and in some cases, employers will match their contribution dollar-for-dollar up to certain limits. A Roth 401(k) contribution option also may be available within a qualified 401(k) Plan.

Other 401(a) Pension and Profit-Sharing Plans allow corporations, labor unions, governments, or other organizations of all sizes to make tax-deductible contributions to employees.

457(b) Plans. If an investor is an employee of a state or local government or of certain types of tax-exempt organizations, he or she may be able to enter into a deferred compensation arrangement in accordance with Section 457 of the Code.

403(b)(7)/TSAs — Custodial Accounts and ERISA Title I Plans. If an investor is an employee of a public school system, a church or other Code Section 501(c)(3) (that is, tax-exempt charitable or certain other organization), he or she may be able to enter into a deferred compensation arrangement through a custodial account under Section 403(b)(7) of the Code. Some tax-exempt organizations have adopted plans that are subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, and are funded by employer contributions in addition to employee deferrals. For certain grandfathered accounts, a Roth 403(b) contribution option also may be available.

Coverdell Education Savings Accounts. Although not technically for retirement savings, a Coverdell education savings account (ESA) provides a vehicle for saving for a child’s education. An ESA may be established for the benefit of any minor, and any person whose AGI does not exceed certain levels may contribute each taxable year up to $2,000, excluding rollover and transfer contributions, to an ESA (or to each of multiple ESAs) for the same beneficiary. Contributions are not deductible and may not be made after the beneficiary reaches age 18 (except that this age limit does not apply to a beneficiary with “special needs,” as defined in the Code). Earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay for the “qualified education expenses” of the beneficiary (or certain members of his or her family). Special rules apply where the beneficiary is a special needs person.

More detailed information about these arrangements and applicable forms are available from IDI. These tax-advantaged retirement and other savings plans and other accounts may be treated differently under state and local tax laws and may involve complex tax questions as to premature distributions and other matters. Investors should consult their tax advisor or pension consultant.

Redemptions

The Prospectus gives information as to redemption procedures. Redemption payments are made within seven days from receipt of a request in good order, unless delayed because of emergency conditions as determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemptions of shares of the Funds may be made in portfolio securities when the Board determines that conditions exist making cash payments undesirable. Redemptions made in securities will be made only in readily marketable securities. Securities used for payment of redemptions are valued at the price used in figuring NAV. There would be brokerage costs to the redeeming shareholder in selling such securities. Each Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

Shareholders who choose to redeem their Class A, Class B or Class C shares and receive their redemption proceeds by Federal Funds wire will be charged a fee of $10, payment of which will be made by redemption of the appropriate number of shares from their Fund account. The $10 fee is waived for the Trustees and officers of the Trust or of any affiliated entity of IDI, employees of IDI or of any of its affiliates, current and certain financial advisors of IDI and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each such Trustee, officer, employee and financial advisor. For this purpose, child includes stepchild and parent includes stepparent.

Abandoned Property

It is the responsibility of the shareholder to ensure that WISC maintains a correct address for the shareholder’s account(s). An incorrect address may cause a shareholder’s account statements and other mailings to be returned to WISC. If WISC is unable to locate the shareholder, then it will determine whether the shareholder’s account has legally been abandoned. WISC is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction.

Reinvestment Privilege

Each Fund offers a reinvestment privilege that allows you to reinvest once each calendar year without charge all or part of any amount of Class A or Class E shares you redeem from the Fund by sending to the Fund the amount you wish to reinvest. The amount you return will be reinvested in Class A or Class E shares at the NAV next calculated after the Fund receives the returned amount. Your written request to reinvest and the amount to be reinvested must be received within 60 calendar days after your redemption request was received, and the Fund must be offering Class A or Class E shares of the Fund at the time your reinvestment request is received (minimum investment amounts will apply). You can do this only once each calendar year as to Class A shares of a Fund and once each calendar year as to Class E shares of a Fund. The reinvestment must be made into the same Fund, account and class of shares from which it had been redeemed. This privilege may be eliminated or modified at any time without prior notice to shareholders. Purchases made pursuant to the AIS, payroll deduction and regularly scheduled contributions made by an employer on behalf of its employees are not eligible for purchases at NAV under this policy.

Subject to the following paragraph, each Fund also offers a reinvestment privilege for Class B and Class C shares and, where applicable, certain Class A shares under which you may reinvest in the Fund all or part of any amount of the shares you redeemed and have the corresponding amount of the CDSC, if any, which you paid restored to your account by adding the amount of that charge to the amount you are reinvesting in shares of the same class of this Fund. The CDSC, if applicable, will not apply to the proceeds of Class A (as applicable), Class B or Class C shares of a Fund which are redeemed, if equal to or greater than $10.00, and then reinvested in shares of the same class of the Fund within 60 calendar days after such redemption. If Fund shares of that class are then being offered, you can put all or part of your redemption payment back into such shares at the NAV next calculated at the time your request is received. Your written request to do this must be received within 60 calendar days after your redemption request was received. You can do this only once each calendar year as to Class B shares, once each calendar year as to Class C shares and once each calendar year as to certain Class A shares of the Fund. For purposes of determining future CDSC, the reinvestment will be treated as a new investment. The reinvestment must be made into the same Fund, account and class of shares from which it had been redeemed. This privilege may be eliminated or modified at any time without prior notice to shareholders. Purchases made pursuant to the AIS, payroll deduction and regularly scheduled contributions made by an employer on behalf of its employees are not eligible for purchases at NAV under this policy.

Proceeds from a Class B share redemption for which a CDSC was paid will be reinvested in Class A shares without any initial sales charge. If you redeem Class B shares without paying a CDSC, you may reinvest the proceeds in Class B shares. For purposes of determining future CDSC, the aging of such reinvested Class B shares shall be determined based on the date of such reinvestment and shall be set to year seven in the CDSC table found in the Trusts’ Prospectus.

Additional Information on Check Writing for Ivy Cash Management Fund

Checks may not be presented for payment at the office of the bank upon which the checks are drawn because under 1940 Act rules, redemptions may be effected only at the next price determined after the redemption request is presented to WISC. This limitation does not affect checks used for payment of bills or cashed at other banks. Shareholders may not close their accounts through the writing of a check. If a shareholder is subject to backup withholding described in the Prospectus, no checks will be honored. This privilege is not available for most retirement plan accounts. Contact WISC for further information.

Mandatory Redemption of Certain Small Accounts

Each Fund has the right to require the redemption of shares held under any account or any plan if the aggregate NAV of such shares (taken at cost or value as the Board may determine) is less than $650. The Board has no intent to require such redemptions in the foreseeable future. If the Board should elect to require such redemptions, shareholders who are affected will receive prior written notice and will be permitted 60 calendar days to bring their accounts up to the minimum before this redemption is processed.

Determination of Offering Price

The NAV of each class of the shares of a Fund is the value of the assets of that class, less the liabilities of that class, divided by the total number of outstanding shares of that class.

Class A and Class E shares of the Funds are sold at their next determined NAV plus the sales charge, if any, described in the Prospectus. Sales charges are paid to IDI, the Funds’ underwriter. The price makeup for each of the Ivy Funds as of September 30, 2018, which is the date of the most recent balance sheet for the Funds and which is incorporated into this SAI by reference, is given below.

Ivy Apollo Multi-Asset Income Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$11.07
Add: selling commission (5.75% of offering price)	0.68

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$11.75

Ivy Apollo Strategic Income Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$9.97
Add: selling commission (5.75% of offering price)	0.61

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$10.58

Ivy California Municipal High Income Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$9.98
Add: selling commission (4.25% of offering price)	0.44

Maximum offering price per Class A share (Class A NAV divided by 95.75%)	$10.42

Ivy Cash Management Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$1.00
Add: selling commission (0.00% of offering price)	—

Maximum offering price per Class A share (Class A NAV divided by 100.00%)	$1.00

Ivy Corporate Bond Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$6.02
Add: selling commission (5.75% of offering price)	0.37

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$6.39

Ivy Crossover Credit Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$9.64
Add: selling commission (5.75% of offering price)	0.59

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$10.23

Ivy Government Securities Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$5.23
Add: selling commission (4.25% of offering price)	0.23

Maximum offering price per Class A share (Class A NAV divided by 95.75%)	$5.46

Ivy IG International Small Cap Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$12.28
Add: selling commission (5.75% of offering price)	0.75

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$13.03

Ivy Pictet Emerging Markets Local Currency Debt Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$8.22
Add: selling commission (5.75% of offering price)	0.50

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$8.72

Ivy Pictet Targeted Return Bond Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$10.02
Add: selling commission (5.75% of offering price)	0.61

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$10.63

Ivy PineBridge High Yield Fund

NAV per Class A share (Class A net assets divided by Class A shares outstanding)	$9.81
Add: selling commission (5.75% of offering price)	0.60

Maximum offering price per Class A share (Class A NAV divided by 94.25%)	$10.41

Ivy Corporate Bond Fund

NAV per Class E share (Class E net assets divided by Class E shares outstanding)	$6.01
Add: selling commission (2.50% of offering price)	0.15

Maximum offering price per Class E share (Class E NAV divided by 97.50%)	$6.16

Ivy Crossover Credit Fund

NAV per Class E share (Class E net assets divided by Class E shares outstanding)	$9.64
Add: selling commission (2.50% of offering price)	0.25

Maximum offering price per Class E share (Class E NAV divided by 97.50%)	$9.89

Ivy Government Securities Fund

NAV per Class E share (Class E net assets divided by Class E shares outstanding)	$5.23
Add: selling commission (2.50% of offering price)	0.13

Maximum offering price per Class E share (Class E NAV divided by 97.50%)	$5.36

Ivy Pictet Emerging Markets Local Currency Debt Fund

NAV per Class E share (Class E net assets divided by Class E shares outstanding)	$8.23
Add: selling commission (2.50% of offering price)	0.21

Maximum offering price per Class E share (Class E NAV divided by 97.50%)	$8.44

The offering price of a Class A or Class E share is its NAV next calculated following acceptance of a purchase request, in good order, plus the sales charge, as applicable. The offering price of a Class C share, Class I share, Class N share, Class R share, Class Y share or certain Class A shares or Class E shares is the applicable class NAV next calculated following acceptance of a purchase request, in good order. The number of shares you receive for your purchase depends on the next offering price after IDI, or an authorized third party, properly receives and accepts your order. Therefore, if your order is received in proper form by IDI or an authorized third party before 4:00 PM Eastern Time on a day in which the NYSE is open, you generally should receive that day’s offering price. If your order is received in proper form by IDI or an authorized third party after 4:00 PM Eastern Time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a Fund at that day’s price. You will be sent a confirmation after your purchase (except for automatic transactions) which will indicate how many shares you have purchased.

IDI need not accept any purchase order, and it or the Funds may determine to discontinue offering Fund shares for purchase.

The NAV and offering price per share of a Fund are computed once on each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE, 4:00 PM Eastern Time, or the close of the regular session of any other securities or commodities exchange on which an option or futures contract held by the Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The NAV per share of a Fund (other than Ivy Cash Management Fund) likely will change every business day, since typically the value of the assets and the number of shares outstanding change every business day. Ivy Cash Management Fund is designed so that the value of each share of each class of the Fund (the NAV per share) will remain fixed at $1.00 per share except under extraordinary circumstances.

Valuation – General

The NAV and offering price per share of each Fund ordinarily are computed once on each day that the NYSE is open for trading. Listed securities generally are valued at their closing price on the principal securities exchange on which the security is traded. Certain foreign exchanges may continue to trade after the close of the NYSE; in such cases, prices for securities primarily traded on these exchanges will be taken at the close of the NYSE.

Stocks ordinarily are valued by the primary pricing service as set forth in the Funds’ Valuation Procedures. If a price from the primary pricing service is not available, the next pricing service will be utilized in the order set forth in the Valuation Procedures. In the event a price is not available from any of the approved pricing services, a price will be sought from an exchange.

Bonds (including foreign bonds), convertible bonds, government securities and mortgage-backed securities ordinarily are valued at the bid price provided by the primary pricing service as set forth in the Valuation Procedures, while municipal bonds are valued at the mean price. Loans also are valued at the bid price provided by the primary pricing service as set forth in the Valuation Procedures. If a price from the primary pricing service is not available, the next pricing service will be utilized in the order set forth in the Valuation Procedures. In the event a price is not available from any of the approved pricing services set forth in the Valuation Procedures, a price will be sought from a broker-dealer. In the event no pricing service price is available and no broker-dealer quote is available, or in the case where a price is available from a pricing service but deemed unreliable, the Valuation Committee will fair value the security pursuant to the Valuation Procedures.

Listed options contracts and OTC options ordinarily are valued, as of the valuation time, at the mean of the bid and ask price as provided by the primary pricing service set forth in the Valuation Procedures. If a price from the primary pricing service is not available, the next pricing service will be utilized in the order set forth in the Valuation Procedures. In the event a price for listed or OTC options is not available from any of the approved pricing services listed in the Valuation Procedures, a price is sought from a broker-dealer. In the event a price is not available from any approved pricing service or from a broker-dealer, the Valuation Committee will fair value the option pursuant to the Valuation Procedures.

Futures contracts will be valued at the settlement price as provided by the primary pricing service set forth in the Valuation Procedures. In the event a price is not available from the primary pricing service, the next pricing service will be utilized in the order set forth in the Valuation Procedures. In the event a price is not available from any of the approved pricing services listed in the Valuation Procedures, a price will be sought from an exchange.

Swaps, including but not limited to credit default swaps and interest rate swaps, are valued at the price provided by the primary pricing service set forth in the Valuation Procedures. In the event a price is not available from the primary pricing service, the next pricing service will be utilized in the order set forth in the Valuation Procedures. If a price is not available from any of the approved pricing services set forth in the Valuation Procedures, a price will be sought from a broker-dealer. If a price is available from a pricing service but deemed unreliable based on variance checks conducted by IICO’s Fund Accounting department, the Valuation Committee will fair value the security pursuant to the Valuation Procedures.

Foreign currency exchange rates ordinarily are provided by the primary pricing service set forth in the Valuation Procedures. In the event a foreign currency exchange rate is not available from the primary pricing service, the next pricing service will be utilized in the order set forth in the Valuation Procedures. In the event a foreign currency exchange rate is not available from any of the approved pricing services set forth in the Valuation Procedures, or in the event any foreign currency exchange rate is deemed inaccurate by the Valuation Committee, a bid and offer will be sought from one or more broker-dealers. The mean of the bid(s) and offer(s) will be used to calculate the applicable foreign currency exchange rate.

Precious metals will be valued at the last traded spot price for the appropriate metal by the primary pricing service immediately prior to the Valuation Time set forth in the Valuation Procedures. If a spot price is not available from the primary pricing service, the next pricing service will be utilized in the order set forth in the Valuation Procedures.

When a Fund believes a reported market price for a security does not reflect the amount the Fund would receive on a current sale of that security, the Fund may substitute for the market price a fair-value determination made according to procedures approved by the Board. A Fund also may use these procedures to value certain types of illiquid securities. Fair value pricing generally will be used by a Fund if the exchange on which a portfolio security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the Fund’s NAV is calculated.

A Fund also may use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. A Fund that invests a portion of its assets in foreign securities also may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Fund shares. In that case, such investments or exchange rates may be valued at their fair values as determined according to the procedures approved by the Board. Significant events include, but are not limited to, (1) events impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant U.S. or foreign market fluctuation.

The Funds have retained certain third-party pricing services (together, the Service) to assist in valuing foreign securities and other foreign investments (collectively, foreign securities) held in the Funds’ portfolios. The Service conducts a screening process to indicate the degree of confidence, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where WISC, in accordance with procedures adopted by the Board, believes, at the approved degree of confidence, that the price is not reflective of current market price, WISC may use the indication of fair value from the Service to determine the fair value of the foreign security. The Service, the methodology or the degree of certainty may change from time to time. The Board regularly reviews, and WISC regularly monitors and reports to the Board, the Service’s pricing of the Funds’ foreign securities, as applicable.

Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event — thus potentially alleviating arbitrage opportunities with respect to Fund shares. Another effect of fair valuation is that a Fund’s NAV will be subject, in part, to the judgment of the Board or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, a shareholder purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. It also may affect all shareholders in that if Fund assets were paid out differently due to fair value pricing, all shareholders will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities. For a description of market timing activities, please see Market Timing Policy in the Prospectus.

Valuation – Ivy Cash Management Fund and Money Market Instruments

Ivy Cash Management Fund operates under Rule 2a-7, which permits it to value its portfolio securities on the basis of amortized cost, provided it meets certain conditions. The amortized cost method of valuation is accomplished by valuing a security at its cost and thereafter assuming a constant amortization rate to maturity of any discount or premium, and does not reflect the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized gains or losses.

While the amortized cost method provides some degree of certainty in valuation, there may be periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on the Fund’s shares may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments and changing its dividends based on these changing prices. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund’s shares would be able to obtain a somewhat higher yield than would result from investment in such a fund, and existing investors in the Fund’s shares would receive less investment income. The converse would apply in a period of rising interest rates.

Under Rule 2a-7, the Board has established procedures designed to stabilize, to the extent reasonably possible, the Fund’s price per share as computed for the purpose of sales and redemptions at $1.00. Those procedures include review of the Fund’s portfolio holdings by the Board at such intervals as it may deem appropriate and at such intervals as are reasonable in light of current market conditions to determine whether the Fund’s NAV calculated by using available market quotations or an appropriate substitute that reflects current market conditions (market valuation) deviates from the per share value based on amortized cost.

Under Rule 2a-7, if the extent of any deviation between the NAV per share based upon available market valuation and the NAV per share based on amortized cost exceeds one-half of 1%, the Board must promptly consider what action, if any, will be initiated. When the Board believes that the extent of any deviation may result in material dilution or other unfair results to investors or existing shareholders, it is required to take such action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. Such actions could include the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or distributions from capital or net realized capital gains (if any), redemptions of shares in kind, establishing a NAV per share using available market quotations, or suspending redemption of Ivy Cash Management Fund’s shares and liquidating the Fund.

TAXATION OF THE FUNDS

General

Each Fund is treated as a separate corporation for Federal tax purposes. Each Fund has qualified since its inception for treatment as a “regulated investment company” (RIC) under the Code, and each intends to continue to qualify for that treatment so that it is relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net taxable investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. To continue to qualify for treatment as a RIC, a Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income and 90% of its net tax-exempt income, if any, including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year. For each Fund, these requirements include the following:

(1)

the Fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures contracts or forward currency contracts) derived with respect to its business of investing in securities or those currencies (collectively, Qualifying Income) and (b) net income from an interest in a QPTP (Income Requirement); and

(2)

at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes) (50% Diversification Requirement), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more QPTPs (collectively, RIC Diversification Requirements).

The gains that a Fund derives from investments in options or futures contracts on gold that are made for the purpose of hedging the Fund’s investment in securities of companies in the businesses of mining, processing, producing, exploring for, refining, or selling gold generally constitute Qualifying Income. However, direct investments by a Fund in precious metals, structured notes linked to precious metals or options or futures contracts on precious metals made for non-hedging purposes would have adverse tax consequences for the Fund and its shareholders if it either (1) derived more than 10% of its gross income in any taxable year from the disposition of such metals, notes, options, and futures contracts and from other non-Qualifying Income and thus failed to satisfy the Income Requirement or (2) held such metals, notes, options, and futures contracts in such quantities that it failed to satisfy the 50% Diversification Requirement. Each Fund that invests in such metals, notes, options or futures contracts intends to manage or continue to manage its holdings thereof so as to avoid failing to satisfy those requirements for these reasons.

A Fund will be able to cure a failure to satisfy any of the Income and RIC Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the Fund pays a deductible tax calculated in accordance with those provisions and meets certain other requirements.

If any Fund failed to qualify for treatment as a RIC for any taxable year and was unable, or determined not to, avail itself of the Modernization Provisions, then for Federal tax purposes, it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders). In addition, the shareholders would treat all those distributions, including distributions of net capital gain and, for Ivy California Municipal High Income Fund, distributions that otherwise would be “exempt-interest dividends” as described below, as taxable dividends to the extent of the Fund’s earnings and profits, taxable as ordinary income, except as follows: (i) for individual and certain other noncorporate shareholders (each, a “noncorporate shareholder”), the part of such dividends that is “qualified dividend income” (as defined below under Shareholder Tax Considerations) would be subject to Federal income tax at the rates for net capital gain — a maximum of 15%, or 20% for noncorporate shareholders with taxable income exceeding certain thresholds (which are adjusted for inflation annually); and (ii) all or part of those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

Dividends and other distributions a Fund declares in October, November, and/or December of any year that are payable to its shareholders of record on a date in such a month are deemed to have been paid by the Fund and received by the shareholders on December 31 if the Fund pays them during the following January. Accordingly, those dividends and other distributions (except for exempt-interest dividends, as described below) will be taxed to the shareholders for the year in which that December 31 falls.

Each Fund will be subject to a nondeductible 4% Federal excise tax (Excise Tax) to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these purposes, a Fund may defer into the next taxable year any capital loss incurred between November 1 and the end of the current taxable year as well as certain late year ordinary losses incurred between January 1 and the end of the current taxable year. It is the policy of each Fund to pay sufficient dividends and other distributions each year to avoid imposition of the Excise Tax.

When a Fund engages in securities lending, while securities are loaned out by such Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For Federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a Fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the Fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in Partnerships and QPTPs

A QPTP is defined as a publicly traded partnership (generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”) other than a partnership at least 90% of the gross income of which consists of Qualifying Income. All of the net income derived by a fund from an interest in a QPTP will be treated as Qualifying Income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a RIC. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

If an MLP is treated as a partnership for U.S. Federal income tax purposes (whether or not a QPTP), all or a portion of the dividends received by a fund from the MLP likely will be treated as a return of capital for U.S. Federal income tax purposes because of accelerated deductions available with respect to the activities of such MLPs. Further, because of these accelerated deductions, on the disposition of interests in such an MLP, a fund likely will realize taxable income in excess of economic gain with respect to those MLP interests (or if the fund does not dispose of the MLP, the fund could realize taxable income in excess of cash flow with respect to the MLP in a later period), and the fund must take such income into account in determining whether the fund has satisfied its Distribution Requirement. A fund may have to borrow or liquidate securities to satisfy its Distribution Requirement and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the fund to sell securities or borrow money at such time. In addition, any gain recognized, either upon the sale of a fund’s MLP interest or sale by the MLP of property held by it, including in excess of economic gain thereon, treated as so-called “recapture income,” will be treated as ordinary income. Therefore, to the extent a fund invests in MLPs, fund shareholders might receive greater amounts of distributions from the fund taxable as ordinary income than they otherwise would in the absence of such MLP investments.

Although MLPs are generally expected to be treated as partnerships for U.S. Federal income tax purposes, some MLPs may be treated as passive foreign investment companies or “regular” corporations for U.S. Federal income tax purposes. The treatment of particular MLPs for U.S. Federal income tax purposes will affect the extent to which a fund can invest in MLPs and will impact the amount, character, and timing of income recognized by the Fund.

Income from Foreign Securities

Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively, “foreign taxes”) that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Under certain circumstances, a Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If a Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

Subject to its investment policies and restrictions, a Fund may invest in the stock of passive foreign investment companies (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances that may change from time to time, and the principles and methodology used in determining whether a foreign corporation is a PFIC are subject to interpretation. It is possible that a Fund could invest in a foreign corporation that becomes, or is determined to be, a PFIC after the Fund makes the investment.

Under certain circumstances, a Fund will be subject to Federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. To avoid the foregoing tax and interest obligation, a Fund might make a “qualified electing fund” (QEF) or “mark-to-market” election.

If a Fund invests in a PFIC and elects to treat the PFIC as a QEF, then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain — which the Fund probably would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax — even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

A Fund may elect to mark-to-market its stock in any PFIC. Marking-to-market, in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of a PFIC’s stock over a Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

Foreign Currency Gains and Losses

Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors and collars) involving payments denominated in foreign currencies, (3) on the disposition of each debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of its disposition, and (4) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital.

Each Fund that is permitted to invest in forward currency contracts may elect to treat gains and losses from those contracts as capital gains or losses. These gains or losses may increase or decrease the amount of a Fund’s investment company taxable income (if short-term in nature) or net capital gain (if long-term in nature) to be distributed to its shareholders.

Ivy California Municipal High Income Fund

Ivy California Municipal High Income Fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with OID, a price less than the amount of the issue price plus accrued OID) (“municipal market discount bonds”). Market discount on a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity thereof. Gain on the disposition of a municipal market discount bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond’s accrued market discount at the time of disposition; in lieu of such treatment, the Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

Income from Financial Instruments and Foreign Currencies

The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward currency contracts a Fund derives with respect to its business of investing in securities or foreign currencies (see the discussion under General above regarding options and futures contracts on gold), will be treated as Qualifying Income. Each Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any Financial Instrument to mitigate the effect of these rules, prevent its disqualification as a RIC, and minimize the imposition of Federal income tax.

A Fund’s need to satisfy the Income Requirement and the RIC Diversification Requirements to qualify for treatment as a RIC may limit its ability to engage in certain swap agreements and derivatives transactions. Moreover, the rules governing the tax treatment of swap agreements are not entirely clear in certain respects. For example, the tax treatment of a payment made or received under a swap agreement in particular, whether such a payment is, wholly or partially, ordinary income or capital gain will vary depending on the terms of the particular agreement. The tax treatment of swap agreements and other derivatives also may be affected by future legislation, regulations, and/or guidance issued by the IRS. While each Fund intends to account for swap agreements in a manner it considers to be appropriate under applicable tax rules, the IRS might not accept that treatment. If it did not, a Fund’s status as a RIC might be affected. The Funds intend to monitor developments in this area.

Any income a Fund earns from writing options is treated as short-term capital gain. If a Fund enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it paid for the option it bought. If an option written by a Fund lapses without being exercised, the premium it received also will be a short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale.

Certain futures contracts, foreign currency contracts, and “non-equity” options (that is, certain listed options, such as those on a “broad-based” securities index) — but excluding any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate cap or floor, interest rate or certain other swap, or similar agreement — in which a Fund may invest will be “Section 1256 contracts.” Section 1256 contracts a Fund holds at the end of its taxable year, other than contracts subject to a “mixed straddle” election the Fund may make, are marked-to-market (that is, treated as sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of Section 1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. Section 1256 contracts also are marked-to-market at the end of October of each year for purposes of the Excise Tax. A Fund may need to distribute any net mark-to-market gains as of the end of its taxable year to its shareholders to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be includible in its investment company taxable income and thus taxable to its shareholders as ordinary income when distributed to them). These rules also may operate to increase the net capital gain a Fund recognizes, even though it may not have closed the transactions and received cash to pay distributions of that gain.

Under Code Section 988, a gain or loss (1) from the disposition of foreign currencies, (2) except in certain circumstances, from options, futures, and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that is attributable to exchange rate fluctuations between the time a Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income, rather than affecting the amount of its net capital gain. (Note, however, that under certain circumstances, a Fund may make an election to treat foreign currency gain or loss on certain forward contracts, futures contracts and options as capital gain or loss). If a Fund’s section 988 losses (other than those to which such an election applies) exceed its other investment company taxable income for a taxable year, the Fund would not be able to distribute any dividends.

Offsetting positions a Fund enters into or holds in any actively traded security, option, futures, or forward currency contract may constitute a “straddle” for Federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character, and timing of recognition of a Fund’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund’s holding period for certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to “mixed straddles” (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).

The premium a Fund receives for writing (selling) a put or call option is not included in income at the time of receipt. When a covered call option written (sold) by a Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price it receives on the exercise plus the premium it received when it wrote the option is more or less than the underlying security’s basis.

Income from REITs

Subject to its investment policies and restrictions, a Fund may invest in REITs that (1) hold residual interests in real estate mortgage investment conduits (REMICs) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (TMPs) or have a qualified REIT subsidiary that is a TMP. A portion of the net income allocable to REMIC residual interest holders may be “excess inclusion income.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income; however, those regulations have not yet been issued.

Under a 2006 Notice issued by the IRS, a portion of a Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a TMP will be subject to Federal income tax in all events. The excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, TMP directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute “unrelated business taxable income” (UBTI) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. Federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the applicable corporate income tax rate. The Notice imposes certain reporting requirements upon RICs that have excess inclusion income. There can be no assurance that a Fund will not allocate to shareholders excess inclusion income. However, no Fund will invest directly in REMIC residual interests, or intends to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP. It is unlikely that these rules will apply to a Fund that has a non-REIT strategy.

Income from OID Securities

Subject to its investment policies and restrictions, a Fund may invest in taxable or municipal zero coupon bonds or other securities issued with OID. As a holder of those securities, a Fund must include in its gross income (or take into account, in the case of OID on tax-exempt securities) the OID that accrues on them during the taxable year, even if it receives no corresponding payment on the securities during the year. Similarly, a Fund must include in its gross income each taxable year, securities it receives as “interest” on PIK securities. Because a Fund annually must distribute (1) substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to avoid imposition of the Excise Tax and (2) substantially all of the sum of that income and its net tax-exempt income (including any tax-exempt OID) to satisfy the Distribution Requirement, it may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of its portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Investments in Convertible Securities

Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Shareholder Tax Considerations

Dividends a Fund pays to you from its investment company taxable income will be taxable as ordinary income, except that a Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) generally will be subject to Federal income tax for noncorporate shareholders who satisfy those restrictions with respect to their Fund shares at the Federal income tax rates for net capital gain — a maximum of 15%, or 20% for noncorporate shareholders with taxable income exceeding certain thresholds (which are adjusted for inflation annually). A portion of a Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporate shareholders (DRD) — the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to Federal income tax (excluding REITs) and excludes dividends from foreign corporations — subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to the DRD are subject indirectly to the AMT. (Under 2017 legislation commonly known as the Tax Cuts and Jobs Act, corporations are no longer subject to the AMT for taxable years of the corporation beginning after December 31, 2017.)

Distributions to you of a Fund’s net capital gain (net long-term capital gain over net-short term capital loss) will be taxable as long-term capital gain, at the 15% and 20% maximum rates mentioned above, regardless of how long you have held your Fund shares. Shareholders other than Qualified Plans, IRAs and other tax-exempt investors will be subject to Federal income tax on dividends and capital gain distributions received from a Fund, regardless of whether they are received in cash or additional Fund shares.

Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund share (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares.

A shareholder’s cost basis information will be provided on the redemption of any of the shareholder’s shares, subject to certain exceptions for exempt recipients. The Funds will calculate the shareholder’s cost basis using its default method, unless the shareholder instructs a Fund to use a different calculation method. Please contact the broker (or other nominee) that holds your shares with respect to reporting of cost basis and available elections for your account.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if they purchase shares shortly before the record date for a dividend (other than an “exempt-interest dividend” described in the following sub-section) or other distribution, they will receive some portion of the purchase price back as a taxable distribution.

If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations — which may occur for one or more Funds, including the Ivy IG International Small Cap Fund, the Fund will be eligible to, and may file an election with the IRS that will enable its shareholders, in effect, to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it pays. Pursuant to the election, a Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign or U.S. possessions sources (“foreign-source income”) as the shareholder’s own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s Federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing taxable income. If a Fund makes this election for a taxable year, it will report to its shareholders shortly after that year their respective shares of the foreign taxes it paid and its foreign-source income.

Individual shareholders of a Fund described in the preceding paragraph who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on IRS Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each taxable year to be exempt from the foreign tax credit limitation for Federal income tax purposes (about which shareholders may wish to consult their tax advisors), in which event they would be able to claim a foreign tax credit without having to file the detailed IRS Form 1116 that otherwise is required. A shareholder will not be entitled to credit or deduct its allocable portion of foreign taxes a Fund paid if the shareholder has not held that Fund’s shares for at least 16 days during the 31-day period beginning 15 days before the ex-distribution date for those shares. The minimum holding period will be extended if the shareholder’s risk of loss with respect to those shares is reduced by reason of holding an offsetting position. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A foreign shareholder may not deduct or claim a credit for foreign taxes in determining its Federal income tax liability unless the Fund dividends paid to it are effectively connected with the shareholder’s conduct of a U.S. trade or business.

Income dividends a Fund pays to a nonresident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”), other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a Federal withholding tax of 30% (or lower treaty rate) and U.S. estate tax. Income from a Fund that is effectively connected with a U.S. trade or business carried on by a foreign shareholder will subject ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund to U.S. Federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Generally, dividends reported by a Fund to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest; (2) short-term original discount; (3) interest (including original issue discount, market discount or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10% shareholder or is contingent interest; and (4) any interest-related dividend from another regulated investment company. Similarly, short-term capital gain dividends reported by a Fund to shareholders as paid from its net short-term capital gains, other than short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you were a nonresident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the calendar year. The Funds reserve the right to not report interest-related dividends or short-term capital gain dividends. Additionally, the Funds’ reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the U.S. and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN-E (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the U.S. has an income tax treaty. A Form W-8 BEN-E provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year, unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds, including the applicability of foreign tax.

Foreign shareholders may be subject to U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by the Funds from net long-term capital gains, exempt-interest dividends, interest-related dividends and short-term capital gain dividends, if such amounts are reported by the Funds. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to back-up withholding at a rate of 24%, if such shareholder fails to properly certify that he or she is not a U.S. person.

Under the Foreign Account Tax Compliance Act (FATCA), “foreign financial institutions” (FFIs) or “non-financial foreign entities” (NFFEs) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends a Fund pays. After December 31, 2018, FATCA withholding also would have been applied to certain capital gain distributions, return of capital distributions, and the proceeds arising from the sale or a redemption of Fund shares; however, based on proposed regulations recently issued by the IRS on which the Funds may rely, such withholding no longer is required unless final regulations provide otherwise (which is not expected). As more fully discussed below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI and (b) by an NFFE, if it certifies its status as such and, in certain circumstances, also certifies that (i) it has no substantial U.S. persons as owners or (ii) it does have such owners and reports information relating to them to the withholding agent (which may be a Fund). The Treasury has negotiated intergovernmental agreements (IGAs) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the IGA instead of Treasury regulations.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, by also certifying that either (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described in the Prospectus. Foreign investors are urged to consult their tax advisor regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.

Ivy California Municipal High Income Fund Shareholders

Dividends paid by Ivy California Municipal High Income Fund will qualify as exempt-interest dividends, and thus will be excludable from its shareholders’ gross income for Federal income tax purposes, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under Section 103(a) of the Code. The Fund intends to continue to satisfy this requirement. The aggregate dividends paid by the Fund and excludable from all its shareholders’ gross income for a taxable year may not exceed the Fund’s net tax-exempt income for the year. The Fund uses the average annual method to determine the exempt-interest portion of each distribution, and the percentage of income identified as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund’s income that was tax-exempt during the period covered by the distribution. The treatment of dividends from the Fund under state and local income tax laws may differ from the treatment thereof under the Code.

Interest on indebtedness incurred or continued by a shareholder to purchase or carry the Fund shares is not deductible for Federal income tax purposes.

Entities or other persons who are “substantial users” (or persons related to substantial users) of facilities financed by PABs should consult their tax advisors before purchasing the Fund’s shares because, for users of certain of these facilities, the interest on those bonds is not exempt from Federal income tax. For these purposes, “substantial user” is defined generally to include a non-exempt person who regularly uses in a trade or business a part of a facility financed from the proceeds of PABs.

Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose modified AGI (including income from tax-exempt sources such as the Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Fund still will be tax-exempt to the extent described above; they will only be included in the calculation of whether a recipient’s income exceeds the established amounts.

If the Fund invests in any instruments that generate taxable income, under the circumstances described in the Prospectus and in the discussion of municipal market discount bonds above, the portion of the Fund’s dividends attributable to the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits and only the remaining portion will qualify as exempt-interest dividends. Moreover, if the Fund realizes capital gains as a result of market transactions, any distribution of the gains will be taxable to its shareholders. There also may be collateral Federal income tax consequences regarding the receipt of tax-exempt dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. Any shareholder that falls into any of these categories should consult its tax advisor concerning its investment in the Fund’s shares.

If the Fund’s shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares, and any balance of the loss that is not disallowed will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on those shares.

The Code imposes an AMT on individuals, trusts and estates. (Under the Tax Cuts and Jobs Act, corporations no longer are subject to AMT for taxable years of the corporation beginning after December 31, 2017.) Interest on certain PABs is included as an item of tax preference (Tax Preference Item) in determining the amount of a taxpayer’s Federal alternative minimum taxable income (AMTI), although that interest remains fully tax-exempt for regular Federal income tax purposes. To the extent that the Fund receives income from municipal securities that is a Tax Preference Item, a portion of the dividends paid by the Fund, although otherwise exempt from Federal income tax, would be taxable to its shareholders whose tax liability is determined under the AMT. The Fund will annually provide a report indicating the percentage of its income that is a Tax Preference Item.

In addition, for certain corporations to which the AMT applies as discussed above, AMTI is increased by 75% of the difference between an alternative measure of income (“adjusted current earnings” (ACE)) and the amount otherwise determined to be the AMTI. Interest on all municipal securities, including non-PABs, and therefore a distribution by the Fund that would otherwise be fully tax-exempt, is included in calculating a corporation’s ACE.

The American Recovery and Reinvestment Act of 2009 provides that bonds issued during 2009 and 2010, including refunding bonds issued during that period to refund bonds issued after 2003 and before 2009, will not be PABs — and the interest thereon thus will not be a Tax Preference Item — and the interest on those bonds will not be included in a corporate taxpayer’s ACE.

California Tax Matters

The following is a general, abbreviated summary of certain provisions of the applicable California tax law as presently in effect, as it directly governs the taxation of resident individual shareholders of Ivy California Municipal High Income Fund. This summary does not address the taxation of other shareholders, nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to transactions of the Fund.

The following is based on the assumptions that the Fund will qualify as a RIC under Subchapter M of the Code, that it will satisfy the conditions which will cause distributions of the Fund to qualify as exempt-interest dividends to shareholders for Federal and California purposes, and that it will make such distributions of income and gains as are necessary to qualify to be taxed as a RIC for Federal income tax purposes.

To the extent that dividends from the Fund are derived from interest on California tax-exempt securities and certain U.S. Government securities, such dividends also will be exempt from California personal income taxes. Under California law, if a fund that qualifies as a RIC has, at the close of each quarter of such fund’s taxable year, at least 50% of the value of its total assets invested in California state and local government obligations or in certain other obligations that, when held by individuals, pay interest that is exempt from tax by California under California or Federal law, then distributions by the Fund that are attributable to interest on any such obligation will be exempt from California personal income taxes.

All other distributions, including distributions attributable to capital gains, will be includable in gross income for purposes of the California personal income tax. Interest on indebtedness incurred or continued for the purpose of acquiring or maintaining an investment in shares of the Fund will not be deductible for purposes of the California personal income tax.

Gain on the sale, exchange or other disposition of holders of shares of the Fund will be subject to the California personal income. Present California law taxes both long-term and short-term capital gains at the rates applicable to ordinary income. In addition, any loss realized by a holder of shares of the Fund upon the sale of shares held for six months or less may be disallowed to the extent of any exempt interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within 30 days before or after the acquisition of other shares of the Fund may be disallowed under the “wash sale” rules.

Unlike Federal law, the shareholders of the Fund will not be subject to tax, or receive a credit for tax paid by the Fund, on undistributed capital gains, if any. In addition, unlike Federal law, California law provides that no portion of the exempt-interest dividends will constitute an item of tax preference for California personal alternative minimum tax purposes. Because California law does not impose personal income tax on an individual’s Social Security benefits, the receipt of California exempt-interest dividends will have no effect on an individual’s California personal income tax.

Shares of the Fund may be subject to the California estate tax if held by a California decedent at the time of death.

Other State and Local Tax Matters

While exempt-interest dividends are exempt from regular Federal and California income taxes, the exemption from U.S. Federal income tax for exempt-interest dividends generally does not apply for such dividends under the income or other tax laws of any state or local taxing authority. Some states, however, exempt from state income tax that portion of any exempt-interest dividend that is derived from interest that a RIC receives on its holdings of securities of that state and its political subdivisions and instrumentalities. Therefore, Ivy California Municipal High Income Fund will report annually to its shareholders the percentage of interest income earned by the Fund during the preceding year on tax-exempt obligations indicating, on a state-by-state basis, the source of such income.

The foregoing is an abbreviated and general summary of certain provisions of current California law relating to the taxation of the shareholders of the Fund. These provisions are subject to change by administrative or legislative action, with such changes possibly being retroactive. Shareholders of the Fund are advised to consult with their own tax advisors for more detailed information concerning California tax matters or the tax laws of their state and locality of residence.

* * * * *

The foregoing is an abbreviated summary of certain Federal income tax considerations affecting each Fund and its shareholders. The discussion does not purport to be complete or to deal with all aspects of Federal income taxation that may be relevant to shareholders in light of their particular circumstances. It is based on current provisions of the Code, the regulations promulgated thereunder, judicial decisions, and administrative pronouncements, all of which are subject to change (which has occurred frequently in recent years), some of which may be retroactive. Prospective investors are urged to consult their own tax advisor for more detailed information and for information regarding other Federal tax considerations and any state, local or foreign taxes that may apply to them.

UNDERWRITER

IDI, located at 6300 Lamar Avenue, Overland Park, KS, acts as principal underwriter and distributor of the Funds’ shares pursuant to an underwriting agreement entered into between IDI and the Trust (the Underwriting Agreement). The Underwriting Agreement requires IDI to use its best efforts to sell the shares of the Funds but is not exclusive, and permits and recognizes that IDI also distributes shares of other investment companies and other securities. Shares are sold on a continuous basis. IDI is not required to sell any particular number of shares, and sells shares only for purchase orders received. Under this agreement, IDI pays the costs of sales literature, including the costs of shareholder reports used as sales literature.

The principal underwriter and distributor of the Ivy Corporate Bond Predecessor Fund, Ivy Cash Management Predecessor Fund and Ivy Government Securities Predecessor Fund was Waddell & Reed, also located at 6300 Lamar Avenue, Overland Park, KS.

The dollar amounts of underwriting commissions for each of the Funds and/or the Predecessor Funds during the fiscal years ended September 30, 2018, September 30, 2017 and September 30, 2016 for Class A shares of each of the Funds were as follows:

	2018	2017	2016
Ivy Apollo Multi-Asset Income Fund	$203,543	$350,126	$305,761
Ivy Apollo Strategic Income Fund	125,896	234,523	308,087
Ivy California Municipal High Income Fund[1]	22,600	29,925	N/A
Ivy Cash Management Fund	759	12,126	972,826
Ivy Corporate Bond Fund	193,353	326,095	580,507
Ivy Crossover Credit Fund[2]	8,915	4,587	N/A
Ivy Government Securities Fund	52,017	51,925	109,147
Ivy IG International Small Cap Fund[3]	30,864	11,125	N/A
Ivy Pictet Emerging Markets Local Currency Debt Fund	10,313	23,114	12,093
Ivy Pictet Targeted Return Bond Fund[4]	21,002	29,473	53,696
Ivy PineBridge High Yield Fund[5]	11,334	4,931	N/A

[1]	Ivy California Municipal High Income Fund commenced operations on October 3, 2016.
[2]	Ivy Crossover Credit Fund commenced operations on April 3, 2017.
[3]	Ivy IG International Small Cap Fund commenced operations on January 10, 2017.
[4]	Ivy Pictet Targeted Return Bond Fund commenced operations on January 4, 2016.
[5]	Ivy PineBridge High Yield Fund commenced operations on May 18, 2017.

The dollar amounts of underwriting commissions for each of the Funds and/or the Predecessor Funds during the fiscal years ended September 30, 2018, September 30, 2017 and September 30, 2016 for Class B shares of each of the Funds were as follows:

	2018	2017	2016
Ivy Cash Management Fund	$689	$614	$617
Ivy Corporate Bond Fund	2,297	1,314	1,601
Ivy Government Securities Fund	389	547	484

The dollar amounts of underwriting commissions for each of the Funds and/or the Predecessor Funds during the fiscal years ended September 30, 2018, September 30, 2017 and September 30, 2016 for Class C shares of each of the Funds were as follows:

	2018	2017	2016
Ivy Apollo Multi-Asset Income Fund	$1,328	$4,559	$1,240
Ivy Apollo Strategic Income Fund	2,964	2,582	5,693
Ivy California Municipal High Income Fund[1]	152	0	N/A
Ivy Cash Management Fund	197	451	1,283
Ivy Corporate Bond Fund	888	1,908	684
Ivy Government Securities Fund	231	252	346
Ivy IG International Small Cap Fund[2]	$85	$0	N/A
Ivy Pictet Emerging Markets Local Currency Debt Fund	306	90	$3
Ivy Pictet Targeted Return Bond Fund[3]	337	182	234

[1]	Ivy California Municipal High Income Fund commenced operations on October 3, 2016.
[2]	Ivy IG International Small Cap Fund commenced operations on January 10, 2017.
[3]	Ivy Pictet Targeted Return Bond Fund commenced operations on January 4, 2016.

The dollar amounts of underwriting commissions for each of the Funds and/or the Predecessor Funds during the fiscal years ended September 30, 2018, September 30, 2017 and September 30, 2016 for Class E shares of each of the Funds were as follows:

	2018	2017	2016
Ivy Corporate Bond Fund[1]	$0	N/A	N/A
Ivy Crossover Credit Fund[2]	0	$0	N/A
Ivy Government Securities Fund[1]	0	N/A	N/A
Ivy Pictet Emerging Markets Local Currency Debt Fund	0	0	$0

[1]	Ivy Corporate Bond Fund and Ivy Government Securities Fund began offering Class E shares on September 1, 2017.
[2]	Ivy Crossover Credit Fund commenced operations on April 3, 2017.

The amounts retained by IDI for each Fund then in existence for each of the Funds and/or the Predecessor Funds during the fiscal years ended September 30, 2018, September 30, 2017 and September 30, 2016 were as follows:

	2018	2017	2016
Ivy Apollo Multi-Asset Income Fund	$22,293	$25,623	$0
Ivy Apollo Strategic Income Fund	20,066	15,987	0
Ivy California Municipal High Income Fund[1]	2,391	2,602	N/A
Ivy Cash Management Fund	0	0	0
Ivy Corporate Bond Fund	31,364	121,967	184,901
Ivy Crossover Credit Fund[2]	1,641	985	N/A
Ivy Government Securities Fund	15,189	18,427	28,498
Ivy IG International Small Cap Fund[3]	0	1,611	N/A
Ivy Pictet Emerging Markets Local Currency Debt Fund	915	3,186	1,220
Ivy Pictet Targeted Return Bond Fund[4]	1,652	1,738	14,181
Ivy PineBridge High Yield Fund[5]	2,206	684	N/A

[1]	Ivy California Municipal High Income Fund commenced operations on October 3, 2016.
[2]	Ivy Crossover Credit Fund commenced operations on April 3, 2017.
[3]	Ivy IG International Small Cap Fund commenced operations on January 10, 2017.
[4]	Ivy Pictet Targeted Return Bond Fund commenced operations on January 4, 2016.
[5]	Ivy PineBridge High Yield Fund commenced operations on May 18, 2017.

FINANCIAL STATEMENTS

The Funds’ audited Financial Statements and Financial Highlights, including notes thereto, and the report of the Funds’ Independent Registered Public Accounting Firm, Deloitte & Touche LLP, for the fiscal year or period ended September 30, 2018 are incorporated herein by reference. They are contained in the Funds’ Annual Report to Shareholders, dated September 30, 2018, which is available upon request.

PORTFOLIO HOLDINGS DISCLOSURE

Fund holdings can be found at www.ivyinvestments.com. Alternatively, a complete schedule of portfolio holdings of each Fund for the first and third quarters of each fiscal year is filed with the SEC and can be found on the Trust’s Form N-Q. These holdings also may be viewed on the SEC’s website at http://www.sec.gov.

APPENDIX A

The following are descriptions of some of the ratings of securities in which a Fund may invest. IICO also may use ratings provided by other NRSROs in determining the eligibility of securities for the Funds.

Description of Bond Ratings

S&P Global Ratings, a division of S&P Global Inc. (S&P). An S&P corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

A brief description of the applicable S&P rating symbols and their meanings follow:

AAA — An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations likely will have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions likely will impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C — An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D — An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the due date, unless S&P believes that such payments will be made within 5 business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR — This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s Investors Service, Inc. (Moody’s). A brief description of the applicable Moody’s rating symbols and their meanings follows:

Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Note: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol 1 following the rating.

Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca — Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues often are in default or have other marked shortcomings.

C — Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Description of Preferred Stock Ratings

S&P. An S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol normally will not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

The preferred stock ratings are based on the following considerations:

1.

Likelihood of payment — capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

2.	Nature of, and provisions of, the issue;

3.	Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA — This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA — A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A — An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB — An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the ‘A’ category.

BB, B, CCC — Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC — The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C — A preferred stock rated C is a non-paying issue.

D — A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

NR — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Plus (+) or minus (-) — To provide more detailed indications of preferred stock quality, the rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Moody’s. Because of the fundamental differences between preferred stocks and bonds, a variation of Moody’s familiar bond rating symbols is used in the quality ranking of preferred stocks. The symbols are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Preferred stock rating symbols and their definitions are as follows:

aaa — An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa — An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a — An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa — An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba — An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b — An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa — An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca — An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c — This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Description of Note Ratings

S&P. An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less likely will receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

1.	Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

2.	Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

The note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Moody’s. Moody’s Short-Term Loan Ratings — Moody’s ratings for state and municipal short-term obligations will be designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

MIG 1 — This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2 — This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3 — This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4 — This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Description of Commercial Paper Ratings

S&P. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to indicate the relative degree of safety. Issues assigned an A rating (the highest rating) are regarded as having the greatest capacity for timely payment. An A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An A-2 rating indicates that capacity for timely payment is satisfactory; however, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment; however, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only speculative capacity for timely payment. A C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default, which occurs when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Moody’s. Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year. Moody’s employs the designations of Prime 1, Prime 2 and Prime 3, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. Issuers rated Prime 1 have a superior capacity for repayment of short-term promissory obligations and repayment capacity normally will be evidenced by (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime 2 also have a strong capacity for repayment of short-term debt. Earnings trends and coverage ratios, while sound, will be more subject to variation; capitalization characteristics, while still appropriate, may be more affected by external conditions; and ample alternate liquidity is maintained. Issuers rated Prime 3 have an acceptable capacity for repayment of short-term debt. The effect of industry characteristics and market composition may be more pronounced; variability in earnings and profitability may result in changes in the level of debt protection measurements and requirement for relatively high financial leverage; and adequate alternate liquidity is maintained.

Description of Short-Term Credit Ratings

Fitch Ratings — National Short-term Credit Ratings:

F1(xxx) — Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2(xxx) — Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx) — Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx) — Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C(xxx) — Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD(xxx) — Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D(xxx) — Indicates actual or imminent payment default.

Notes to Long-Term and Short-Term National Ratings:

The ISO International Country Code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.

APPENDIX B

Proxy Voting Policies of the Investment Subadviser

APOLLO CREDIT MANAGEMENT, LLC

1.	PROXY VOTING

Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, requires investment advisers to adopt and implement policies and procedures that are reasonably designed to ensure that an investment adviser votes client proxy statements in the best interests of its clients. Investment advisers must disclose to its clients on Form ADV Part 2A how they can obtain information on how proxies were voted, provide clients with a description of the adviser’s proxy voting policies and procedures, and upon request, furnish clients with a copy of those policies and procedures.

1.1	Definitions

•

“Best Interest of the Client.” Apollo believes that this means the clients’ best economic interests over the long-term — that is, the common interest that all clients share in seeing the value of a common investment increase over time. Under its investment philosophy, Apollo Global Management, LLC’s affiliated registered investment advisers (the “Firm’s” or “Apollo’s”)[1] generally invests in a company only if Apollo believes that the company’s management seeks to serve shareholders’ best interests. As a result, Apollo believes that management decisions and recommendations with respect to solicited issues generally are likely to be in the shareholders’ and its client’s best interests.

•

“Material Conflicts of Interest.” Such conflicts are typically based on the specific facts and circumstances associated with the issues that are the subject of the proxy and Apollo’s and its employees’ business dealings with a particular proxy issuer or closely affiliated entity. A material conflict of interest may exist where, for example: (1) the company soliciting the proxy, or a person known to be an affiliate of such company, is known to be a client of, or an investor in a fund managed by Apollo; (2) the company soliciting the proxy, or a person known to be an affiliate of such company, to the knowledge of the individual(s) charged with voting the proxy, is being actively solicited to be a client of Apollo (or an investor in an Apollo fund); (3) a client or investor, or an interest group supported by a client or investor, actively supports a proxy proposal; or (4) Apollo or an employee has personal or other business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or in any other matter coming before shareholders.

1.2	Receipt and Reconciliation of Proxies

All proxy materials received by Apollo shall be forwarded to the Fund Controller for private equity funds or to the operations group for capital market funds (collectively, the “proxy recipients”) who shall record on a log the name of the portfolio company to which the proxy materials relate, the date the proxy materials are received and the date by which the proxy needs to be voted.

The proxy recipients shall compare the number of shares represented by the proxy materials to the number of shares owned by Apollo’s clients. If the number of shares reflected in the proxy materials does not match the number of shares reported owned by the funds, the proxy recipients will resolve any difference and ensure that all eligible shares can be voted.

Upon completion of the reconciliation process, the proxy recipient shall forward the proxy materials to the Chief Compliance Officer or designee and shall maintain a record setting forth the date the proxy materials were forwarded.

1.3	Proxy Voting Process

The Chief Compliance Officer or designee shall determine whether a material conflict of interest exists between Apollo and the interests of its clients or between Apollo and its clients and portfolio company shareholders when an Apollo representative sits on the board of directors of the portfolio company that is the subject of a proxy.

If no material conflict of interest is identified, the Chief Compliance Officer or designee shall provide clearance to the proxy recipient who will coordinate with the Portfolio Manager (“PM”) or a member of the Deal Team responsible for the portfolio

[1]

Apollo’s registered investment advisers include Apollo Management, L.P., Apollo Capital Management, L.P., Apollo Commodities Management, L.P., Apollo Credit Management, LLC, Apollo Global Real Estate Management, L.P., Apollo Investment Management, L.P., affiliated other investment advisers, including any subsequent formed or acquired investment advisers (which, collectively, conduct a single advisory business) and all of their affiliated entities.

company issuing the proxy. The PM or a member of the Deal Team shall instruct the proxy recipient how to vote the proxy and the proxy recipient shall retain such direction. The PM or a member of the Deal Team shall instruct that all proxies be voted in the best interests of Apollo’s clients pursuant to the goals of the client’s investment strategy, which is generally to achieve significant capital appreciation through investments in private companies.

In the event that a material conflict of interest is identified, the Chief Compliance Officer or designee shall take such actions as he or she deems necessary to determine how to vote the proxy in the best interests of Apollo’s clients. Depending upon the specific facts and circumstances associated with a given proxy, such actions may include consulting with: (1) Legal, (2) outside counsel, (3) a proxy consultant, or (4) PMs or Deal Team members. After such consultation, the Chief Compliance Officer or designee together with the PM or a Deal Team member shall instruct the proxy recipient how to vote the proxy and the proxy recipient shall retain such direction.

The Chief Compliance Officer or designee shall make and maintain a record describing the steps taken to address a potential material conflict of interest and the proxy recipient shall maintain records disclosing the date all proxies were voted and how they were voted.

1.4	Requests for Voting Information

If a client requests information regarding how proxies were voted or a copy of Apollo’s proxy voting policy and procedures, the Chief Compliance Officer or designee shall provide the client with the requested information. The Chief Compliance Officer or designee shall make and retain a copy of each request received from a client together with a copy of the response provided to the client.

Proxy Voting Policies of the Investment Subadviser

I.G. INVESTMENT MANAGEMENT, LTD.

I.G. INTERNATIONAL MANAGEMENT LIMITED

I.G. INVESTMENT MANAGEMENT (HONG KONG) LIMITED

Updated: October 23, 2013

INTRODUCTION

Purpose

The purpose of this policy is to ensure that each of I.G. Investment Management, Ltd., I.G. International Management Limited, I.G. Investment Management (Hong Kong) Limited (“Companies”) votes the securities of companies for which it has proxy-voting authority in accordance with its fiduciary duty to act in the best interests of its clients and in a manner most consistent with the long-term economic interest of investors.

Background

Securities legislation requires a registered adviser to establish and enforce written procedures for dealing with clients that conform to prudent business practice and enable the adviser to serve its clients adequately. A registered adviser is required to deal fairly, honestly and in good faith with its clients.

Effective June 1, 2005, National Instrument 81-106 (“NI 81-106”) Part 10 requires Canadian investment funds that are reporting issuers to establish and maintain proxy voting policies and procedures and to maintain a record of proxies received by an investment fund. NI 81-106 also requires that Canadian investment funds publicly disclose their complete proxy voting policies and procedures, a summary of their proxy voting policies and procedures and their proxy voting records.

Scope

This policy applies to all proxy voting activity by mutual funds and other accounts advised directly by any of I.G. Investment Management, Ltd., I.G. International Management Limited or I.G. Investment Management (Hong Kong) Limited.

This policy is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in the Investment Funds. This policy is not exhaustive and an internal portfolio manager of the Investment Fund (“Manager”) may depart from this policy if he or she believes that it is in the best economic interest of investors of the Investment Fund to do so.

POLICY AND PROCEDURES

Voting Authority

•

The Manager has the authority to vote proxies under the management agreements for the Investment Funds. As a result, there may be circumstances where the vote cast for the same security by different Managers may differ.

•	Managers shall not delegate proxy-voting decision-making to third parties.

•

Sub-advisers to the Investment Funds shall have the authority to make all voting decisions concerning the securities held in the Investment Funds they sub-advise on a fully discretionary basis in accordance with the applicable sub-advisory agreement. Sub-advisers should have in place their own proxy voting policies and guidelines as part of their own investment management processes. Each Company will obtain and retain copies of such policies. Each Company will also obtain, at least annually, a record of the voting activities of sub advisers with respect to the sub advised Investment Funds.

Voting Practices

The Managers shall take reasonable steps to vote all proxies received. A Manager may refrain from voting where administrative or other procedures result in the costs of voting outweighing the benefits, including circumstances where:

•	Voting securities are part of a securities lending program and the Manager is unable to vote securities that are out on loan.

•	A meeting notice is delivered close to the meeting date and the Manager has insufficient time to process the vote.

•	The Manager sells shares prior to a company’s meeting date and decides not to vote those shares. The Manager shall not be restricted from trading in a security due to an upcoming shareholder meeting.

•

Voting securities have been blocked from trading in order to be tendered for voting purposes and the Manager believes that preserving the ability to trade the security is in the best interest of investors.

A Manager may abstain or otherwise withhold his or her vote if, in the Manager’s opinion, such abstention or withholding is in the best interests of investors.

Proxy Voting Procedures

Proxy circulars, together with available proxy research, will be reviewed in advance of a shareholder meeting date. Non-routine proposals may be given special attention and reviewed in detail within the context of the Proxy Voting Guidelines. Contentious proposals are flagged based on feedback received from Portfolio Managers. When required, the contentious proposal will be discussed between those Portfolio Managers impacted by the proposal and the President, Compliance Officer or other affected parties as circumstances warrant. The President will have the final decision as to the position of the fund on the proposals. Differences may result as the best interests of certain funds may deviate from others due to the objectives of the fund.

A record will be maintained by the proxy voting administrators of all voting that has occurred. This documentation will explain the rationale behind instances where voting did not follow the guidelines that have been adopted.

Fund of Fund Voting

A Fund Manager may vote the securities of an underlying fund owned by an Investment Fund (“Top Fund”) when the underlying fund is not managed by one of the Companies. If an underlying fund is managed by one of the Companies or by one of its associates or affiliates, a Manager will not vote the securities of the underlying fund, but will decide if it is in the best interests of the Top Fund investors for them to vote on the matter individually. Generally, for routine matters, the Manager will decide that it is not in the best interests of the Top Fund investors for them to vote individually. However, if the Manager decides that it is in the best interests of the Top Fund investors for them to vote, then the applicable Company (on the Manager’s behalf) will ask each Top Fund investor for instructions on how to vote that investor’s proportionate share of the underlying fund securities owned by the Top Fund and will vote accordingly. The Manager will only vote the proportion of the underlying fund securities for which the Company has received instructions.

Disclosing Proxy Voting Information

In accordance with any applicable Employee Conduct Policy or otherwise, employees of a Company, including Managers, shall not respond to third-party requests for information or otherwise comment on how a Manager has or will vote individual proxies. Any third-party requests for information shall be referred to the Company’s General Counsel (“General Counsel”) or Chief Investment Officer (“CIO”) or equivalent position.

VOTING GUIDELINES

Below is a statement of principles that generally describe how a Company, as investment adviser, may vote on some commonly raised or potentially contentious issues. The following does not represent a complete list of guidelines and the principles that have guided the development of the following guidelines would apply to other circumstances as they arise. The primary principles underlying these guidelines are that a Manager will exercise his or her discretion to vote in a manner that he or she considers to be in the best interests of investors of the Investment Fund.

Board of Directors

•	Independent Board of Directors:

•	Generally, we believe that the Board of Directors should be independent from management of the organization.

•

An unrelated director is one who is independent of management and is free from any interest or business relationship which could materially interfere with the director’s ability to act in the best interests of the corporation, other than interests and relationships arising from being a shareholder.

•

A related director would include retired executives of the company, relatives of management and directors receiving consulting fees such as legal counsel and investment bankers. Those who have interlocking directorships, whereby chief executive officers sit on each other’s boards, would also be related directors.

•	Independent Committees:

•

IGIM believes that key committees of the Board should consist of outside directors, all of whom are unrelated to the firm. The key committees include the audit committee, the nominating committee and the compensation committee. We will not withhold our votes or vote against a slate of directors unless in our view corporate performance or governance over a reasonable period of time is unsatisfactory.

•	Separation of Board and Management Roles:

•

IGIM is of the view that separation between management of a company and the board of the company is important for effective board oversight. We will not withhold our votes or vote against a slate of directors where there does not exist a separation of board and management duties, unless in our view, corporate performance or governance over a reasonable period of time is unsatisfactory.

•

In situations where the same person holds the Chair and the CEO titles, we prefer the appointment of a “Lead Director” for the board, which typically carries the role and responsibilities of an independent and non-executive Chair.

•	Appointment of Directors:

•

We prefer proposals where we can vote for individual board members rather than vote for them as a slate. We will not withhold our votes or vote against a slate of directors unless in our view, corporate performance or governance over a reasonable period of time is unsatisfactory. Reasonable record of attendance is required.

•

We may withhold support from those individual director nominees who have attended less than 75% of the board and committee meetings held within the past year without a valid reason for these absences. Valid reasons include illness or absence due to company business.

•	Majority Vote:

•	We will generally support proposals that directors’ nominees shall be elected by affirmative vote of the majority of votes cast at an annual meeting of shareholders.

•	Cumulative Voting for Directors:

•	We will review cumulative voting proposals on a case-by case basis, voting for such proposals when we believe the board of directors needs an independent voice.

•

Cumulative voting entitles shareholders to as many votes as the number of shares they own multiplied by the number of directors to be elected. These votes can then be used to vote for a single candidate, or any or all candidates.

•	Cumulative voting allows for the possibility that a minority block of shares can be represented on a board, which in turn allows for the possibility of undue influence.

•	Classified or Staggered Boards:

•	We will generally oppose staggered terms for board members. When a staggered board already exists we will withhold our votes in their re-election.

•

We will vote along the lines of the generally accepted business practices in some jurisdictions where the practice of staggered boards is more common. In these cases good governance practices and the existence of majority independent directors on the key board committees should be in place to ensure proper board conduct.

•	Multiple Directorships/Overboarding:

•

GIM is of the view that in order to diligently perform their role, directors must limit their commitments to other public company boards. We will generally withhold our votes for a board member who serves as the executive of a public company and serves on 3 or more public company boards. Similarly, all other directors should not sit on more than 6 public company boards. Similarly, key committees such as the Audit Committee is considered to be more demanding and thus are also limited to no more than 3.

•	Term and Age Limits:

•

IGIM is of the view that that term and age limits should not be placed on directors. We will generally not support initiatives which place artificial limits on directors as we believe experience and knowledge of the company are important factors. A properly functioning board should have a mechanism for replacing directors at the appropriate time.

Ratification of Auditors

We will generally vote for proposals to ratify auditors except in situations where non-audit related fees paid to auditors exceed audit related fees.

Other Business

We do not support proposals to allow management discretion to vote on non-specified “other business” that may arise at a shareholder meeting.

Executive and Director Compensation

IGIM believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. The following are general guidelines used in evaluating management and director compensation:

Equity Award Plans:

Equity Award Plans include a variety of instruments such as stock options, restricted share units (dilutive and non-dilutive), share appreciation rights, phantom stock and other stock related awards.

•	Price — Equity award plans with a strike price of less than 100% of the fair market value of the underlying common shares at the time of the grant will not be supported.

•	Repricing — The repricing of options will not be supported.

•	Expiry — We will generally support plans whose equity incentives have a life of no more than 5 years. We will review on a case by case basis those plans which have a life of more than 5 years.

•

Dilution — Total equity award plan potential dilution should generally be no more than 10% of the issued and outstanding shares. Total equity awards include shares reserved for previously granted but unexercised equity awards and shares currently available for new equity award grants.

•

Burn Rate — We will generally support plans that have a burn rate — the number of equity incentives granted in a given year expressed as a percentage of equity incentives available under the plan — of 20% or less.

•	Evergreen Provision — We will generally support plans with a fixed number of shares issued, but given the prevalence of rolling plans in Canada, we will review on a case-by-case basis.

•

Board Discretion — Plans that give the board broad discretion in setting the terms of the grant of equity awards will generally not be supported. Programs must be submitted to shareholders with adequate detail regarding their cost, scope, frequency and schedules for exercising. A shareholder-approved formula is preferable.

•

Director Eligibility — Equity awards for non-employee directors are acceptable under clearly defined and reasonable terms that permit equity compensation commensurate with the duties and liabilities undertaken by the directors. The plan should generally have a specific and objective formula for the award of director options. We will generally not support plans that provide for discretionary director participation.

•	Concentration — Plans that authorize allocation of 20% or more of the available options to any individual will generally not be supported.

•	Vesting — we will not support plans that are 100% vested when granted.

•

Vesting Schedule — Preferably, equity awards will be tied to the achievement of annual corporate objectives. Options should generally not vest immediately when granted, but over a given number of years (3 to 5 years is a preferred duration).

•	Employee Loans — We will generally not support the corporation making loans to employees to allow employees to pay for equity compensation.

•	Omnibus Plans — We will generally not support omnibus plans (three or more types of awards in one plan). We believe shareholders should have the right to vote on the separate components of each plan.

•

Change of Control — We will not support change in control arrangements developed in the midst of a takeover fight specifically to entrench management. We will not support the granting of equity incentives or bonuses to outside directors “in the event” of a change of control as the independence of outside directors will be compromised.

•	Disclosure — We support the expensing of equity compensation in a company’s income statement, together with detailed disclosure of related costs.

Employee Share Purchase Plan — We will vote for broadly based (preferably all employees of the company with the exclusion of individuals with 5% or more beneficial ownership of the company) employee stock purchase plans where all of the following apply:

•	Limit on employee contribution (expressed as a percentage of base salary excluding bonus, commissions and special compensation);

•	Purchase price is at least 80 percent of fair market value with no employer contribution;

OR

•	No discount purchase price with maximum employer contribution of up to 25% of employee contribution;

•	Offering period is 27 months or less; and

•	Potential dilution together with all other equity-based plans is ten percent of outstanding common shares or less.

Golden Parachutes — All severance compensation agreements will be reviewed on a case-by-case basis. Golden parachutes deemed excessive will not be supported.

Director Compensation — Compensation packages should encourage all directors to become shareholders, so as to align their interests with those of the shareholders. Plans that call for a certain percentage of director’s compensation to be in the form of common shares will generally be supported.

Advisory Vote on Executive Compensation (‘Say-on-Pay”) — These proposals will be evaluated on a case-by-case basis with the focus on sufficient disclosure, overall structure and design, absolute levels of compensation, appropriate peer analysis and the use of performance based metrics that link compensation to performance.

Shareholder Rights and Defenses:

Shareholder Rights Plans — We believe that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental affect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we will support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by companies. We will generally support shareholder rights plans with the following features:

•

The plan is designed to provide the Board of Directors with sufficient time to undertake a fair and complete shareholder value maximization process. The plan does not seek to entrench management or deter a public bidding process for the company’s shares. The plan should also insure equal treatment of all shareholders.

•	The plan provides that the minimum bid period is not longer than 60 days.

•	The plan allows for partial bids.

•	The plan will require prior shareholder approval of substantive amendments.

•	The plan requires shareholder ratification at least every 3 years.

•	The plan places a modest limit on the granting of any “break fees”.

•	The plan has a trigger threshold of at least 20%.

•	The plan does not authorize the board to waive the plan’s application unless the plan is waived for all other subsequent bids.

•	The plan does not contain exemptions for private placements.

•	The plan exempts soft lock-up agreements.

As well we would oppose plans that go beyond this purpose by giving discretion to the board to either:

•	determine whether actions by shareholders constitute a change in control;

•	amend material provisions without shareholder approval;

•	interpret other provisions;

•	redeem the plan without a shareholder vote;

•	prevent a bid from going to shareholders.

Supermajority Voting Requirements — We will generally support the notion that a simple majority is sufficient on all matters presented by shareholders, unless required by statute.

Dual Voting Structures — Given the prevalence of dual class voting structures in the market, we acknowledge the necessity of holding subordinate voting shares in some cases when we deem the opportunity to outweigh the risk and/or consider management to conduct themselves in a reasonable manner that benefits all shareholders. We will generally support the repeal of such structures when we believe that doing so will enhance shareholder value.

Shareholder Proposals

Shareholder proposals may take a number of forms. Each Manager will evaluate shareholder proposals on a case-by-case basis. All proposals on financial matters will be given consideration. Generally, proposals that seek to limit the rights of shareholders or that place arbitrary or artificial constraints on the company, its board of directors or management will not be supported.

Social/Political Issues

The Managers, in their role as fiduciary, put the economic interests of investors ahead of any non-financial matters. Proposals relating to social, political and environmental issues will be considered on a case-by-case basis to determine whether they will have a financial impact on shareholder value. A Manager will generally vote for proposals that encourage responsible policies and practices, such as disclosure of risks arising from, and assessments of the impact of, social, environmental and ethical issues and fair human rights and labour practices. However, each Manager has discretion with regard to social, environmental and ethical issues.

Creditor Voting

The Managers will, from time to time, be required to participate in voting situations where they are voting as creditors. The overriding consideration in these situations will be to maximize the recoverability of the claim.

CONFLICTS OF INTEREST

Circumstances may occur where an Investment Fund may have a potential conflict of interest relative to its proxy voting activities. Potential conflicts of interest could include business relationships with an issuer or a proponent of a proxy proposal, or a Manager’s personal or familial relationships with proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships.

Conflict of Interest Procedures

•

The Manager and all other parties involved in the administration of the Investment Fund are required to bring all potential conflicts of interest to the attention of the Company’s CIO and either the General Counsel or the Chief Compliance Officer (“CCO”) or equivalent position. Should the CIO and either the General Counsel or CCO conclude that a conflict exists, the CCO shall be responsible for documenting the nature of the conflict, the individual subject to the conflict and the name of the issuer company. The CCO shall inform the proxy administrator (“Administrator”) that a conflict exists and provide the Administrator with the name of the issuer company.

•

The Administrator shall maintain a proxy voting watch list (“Watch List”) that records the names of issuer companies that may be in conflict. The Administrator shall immediately notify the CIO and either the General Counsel or CCO of any meeting circulars and proxies received from an issuer on the Watch List. The CIO and either the General Counsel or CCO shall discuss the voting matter(s) with the Manager and ensure that the proxy voting decision is based on the Company’s proxy voting policies and is in the best interests of the Investment Fund.

•	All voting decisions made under this section shall be documented by and filed with the Administrator.

Proxy Voting Policies of the Investment Subadviser

LASALLE INVESTMENT MANAGEMENT SECURITIES, LLC and

LASALLE INVESTMENT MANAGEMENT SECURITIES HONG KONG

LaSalle Investment Management Securities, LLC (“LaSalle U.S.”) and LaSalle Investment Management Securities Hong Kong (“LaSalle H.K.”) have adopted the following policies and procedures in order to comply with their respective obligations relating to the voting of proxies under Rule 206(4)-6 of the Investment Advisers Act of 1940 and the Hong Kong Securities and Futures Commission Code of Conduct, and any derivative legislation, regulations, guidelines or position papers in relation thereto. The policy as drafted is designed to facilitate compliance with U.S. and Hong Kong rules and regulations.

As a general matter, LaSalle U.S. votes proxies for all client accounts that have granted LaSalle U.S. such authority except for Asia-Pacific only investment mandates, for which proxy voting is managed by LaSalle H.K. or LaSalle U.S. (depending on the entity that is the party to investment management agreement) in each case where such authority is granted by the investment management agreement. LaSalle H.K. provides proxy recommendations to LaSalle U.S. with respect to companies based in Asia-Pacific for global mandate portfolios, but final proxy voting authority is retained by LaSalle U.S. in such cases. The term “LaSalle” refers herein to LaSalle U.S. and LaSalle H.K.

“North America Portfolio Manager” means Lisa Kaufman

“Europe Portfolio Manager” means Matthew Sgrizzi.

“Global Portfolio Manager” means George Noon.

“Asia-Pacific Portfolio Manager” means George Noon.

“Client” means all discretionary investment advisory clients and accounts over which LaSalle U.S. or LaSalle H.K., as applicable, exercises proxy voting authority. “Client” does not include any investment advisory client if the person retains proxy voting authority.

“Proxy” as used in this Policy includes the submission of a security holder vote by proxy instrument, in person at a meeting of security holders or by written consent.

“Proxy Voting Administrator” means Chaim Preiser.

I.	Introduction

LaSalle’s policy is to vote any Proxy in the best interest of its Clients. Accordingly, LaSalle will vote any Proxy in a manner intended to promote the Client’s investment objective, usually to maximize investment returns, following the investment restrictions and policies of the Client.

These are guidelines only and there may be instances when LaSalle does not vote in accordance with the Policy due to the specific circumstances of the company in question. LaSalle cannot anticipate every situation and certain issues are better handled on a case-by-case basis. The guidelines included in this Policy are subject to change as LaSalle periodically reassesses these policies and procedures to reflect developments in Proxy voting and the best interest of Clients.

II.	Administration

The Proxy Voting Administrator is responsible for the following:

•	oversight of disclosure of information to Clients;

•	retention of required records relating to Proxies and this Policy; and

•	executing Proxy Votes (once a voting decision has been made).

LaSalle’s Portfolio Management Oversight Committee (PMOC) is responsible for overall compliance with the Policy.

The North America Portfolio Manager is responsible for the following with respect to U.S. and Canada companies:

•	monitoring corporate actions;

•	monitoring for conflicts of interest between LaSalle and Clients; and

•	reviewing Proxies and making Proxy voting decisions determined on a case-by-case basis or not in accordance with the Policy in unusual or special circumstances.

The Global Portfolio Manager is responsible for the following with respect to companies outside the U.S. and Canada for global mandate portfolios:

•	monitoring corporate actions;

•	monitoring for conflicts of interest between LaSalle and Clients; and

•	reviewing Proxies and making Proxy voting decisions determined on a case-by-case basis or not in accordance with the Policy in unusual or special circumstances.

The Europe Portfolio Manager is responsible for the following with respect to companies held in European-only mandates:

•	monitoring corporate actions;

•	monitoring for conflicts of interest between LaSalle and Clients; and

•	reviewing Proxies and making Proxy voting decisions determined on a case-by-case basis or not in accordance with the Policy in unusual or special circumstances.

The Asia-Pacific Portfolio Manager is responsible for the following with respect to companies held in Asia-Pacific-only mandates:

•	monitoring corporate actions;

•	monitoring for conflicts of interest between LaSalle and Clients; and

•	reviewing Proxies and making Proxy voting decisions determined on a case-by-case basis or not in accordance with the Policy in unusual or special circumstances.

III.	Proxy Voting Generally

This Policy was developed by the PMOC. Periodically, the PMOC reviews the Proxy voting process, policies, and procedures with input from the portfolio managers and the Chief Compliance Officer.

Proxy voting decisions are based, in part, on the knowledge of each company and company management, independent third party research, and information presented by company management and shareholder groups.

The procedures set forth in the “Material Conflicts of Interest” section of this Policy shall apply in the event a material conflict of interest arises in the course of voting a Proxy. All LaSalle employees are responsible for notifying the Proxy Voting Administrator with respect to any material conflict of interest related to Proxy voting of which they become aware.

In addition, LaSalle subscribes to Institutional Shareholder Services’ standard proxy advisory service (ISS) for research and recommendations on proxy issues. Typically, LaSalle follows recommendations of the ISS Benchmark Policy, except to the extent such recommendations vary from the policies set forth below under “Specific Voting Policies.” In all events however the Chief Investment Officer, Global Portfolio Manager, Europe Portfolio Manager and Asia-Pacific Portfolio Manager, as applicable, have ultimate voting authority and may choose not to follow the ISS Benchmark Policy recommendation on a particular Proxy when they believe that such recommendation is not in the best interest of Clients.

IV.	Specific Voting Policies

LaSalle generally votes Proxies on the following proposals/issues in the manner described below, however, LaSalle may not vote in accordance with these policies in certain unusual or special circumstances.

Board of Directors

LaSalle votes on the following Board of Directors-related proposals in the following manner. When voting on Board of Director-related proposals LaSalle favors processes that promote independence, accountability, responsiveness and competence of directors.

LaSalle generally votes in favor of shareholder proposals:

•	requiring a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence;

•	requiring board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard; and

•	to repeal classified boards and to elect all directors annually.

LaSalle generally votes on a case-by-case basis for:

•	director nominees; and

•	proposals that require the board chair to be independent of management.

Ratifying Auditors

LaSalle votes in favor of proposals to ratify auditors, unless any of the following apply:

•	an auditor has a financial interest in or association with the company, and is therefore not independent;

•	fees for non-audit services are excessive; or

•	there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Executive and Director Compensation

LaSalle generally votes in favor of shareholder proposals:

•

seeking additional disclosure of executive and director compensation, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company;

•	that reflect the concept of requiring shareholder approval/ratification for the repricing or exchange of options; and

•

requiring golden parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

LaSalle generally votes against shareholder proposals:

•	seeking to set absolute levels on compensation or otherwise dictating the amount or form of compensation.

LaSalle votes on the following proposals on a case-by-case basis:

•	management proposals seeking approval to re-price options;

•	shareholder proposals linking executive pay to performance, including the use of performance-based, indexed, or premium-priced options;

•	proposals to ratify or cancel golden parachutes; and

•

compensation plan proposals that are linked to (i) company performance, (ii) pay level versus peers, (iii) pay level versus industry, and/or (iv) long term corporate outlook. LaSalle relies on a review of compensation plans from ISS in making its determinations.

Capitalization and Voting

LaSalle generally votes in favor of proposals to:

•	increase the number of authorized common shares unless management states no purpose for the increases, and which could otherwise could be used as an anti-takeover measure;

•	allow confidential voting at annual meetings;

•	establish employee stock ownership plans unless the clear purpose of the plan is for it to act as an anti-takeover defense;

•	adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

LaSalle generally votes against:

•	leveraged recapitalizations whereby corporate assets are sold or borrowed against in order to pay shareholders a large one-time special dividend as a means of thwarting a takeover; and

•	recapitalizations that would dilute the existing voting rights of the present shareholders.

LaSalle votes for the following issues on a case-by-case basis:

•	cumulative voting; and

•	supermajority voting provisions.

Anti-Takeover “Poison Pill” Defenses

LaSalle generally votes against strategies put in place by management to make an unwanted outside takeover attempt more difficult and expensive. For example, LaSalle votes against proposals to increase the amount of authorized common stock or to establish an employee stock ownership plan if the primary apparent purpose of such proposals is to discourage potential takeover offers. However, if the provision includes an economic reward to the shareholders, such proposals will be considered on a case-by-case basis.

Sustainability

LaSalle generally votes in favor of proposals:

•	to require the company to publish a sustainability report.

V.	Material Conflicts of Interest

Material conflicts of interest may arise from time to time in the course of LaSalle voting on proxy matters. Although LaSalle cannot anticipate the nature of every conflict that may arise, more common conflicts LaSalle is likely to encounter include, as examples, ballot issues for which (i) LaSalle has an economic incentive to vote in a manner that may be inconsistent with the best interests of Clients, (ii) a business relationship or personal relationship between a director, officer or employee of LaSalle or a LaSalle affiliate and a company from which the proxy is received, or any officers or directors thereof, that may create an incentive to vote in a manner that is not consistent with the best interests of Clients, (iii) LaSalle has an interest to vote on certain proxy ballot issues to fulfill corporate obligations to third-party associations in a manner that is inconsistent with the best interests of Clients or (iv) a Client has communicated an opposing view with respect to how a proxy should be voted as compared to the view communicated to LaSalle by another Client or as compared to the general policies described herein.

The global network of LaSalle Investment Management subsidiaries, of which LaSalle is a member, became a signatory to the United Nations Principles for Responsible Investment in 2009. The Principles recognize that client fiduciary obligations remain paramount and that in all cases investment decisions must be made in the best interests of clients. Consistent with this obligation LaSalle will continue to vote in accordance with ISS Benchmark Policy recommendations or will vote consistent with the Specific Voting Policies in each case as set forth in this Proxy Policy. Proposals touching upon topics subject to the Principles (environmental, social or governance issues (collectively, “ESG”)) will either be voted in accordance with the ISS Benchmark Policy recommendations or in accordance with Section IV above. Deviations from ISS Benchmark Policy recommendations on matters involving ESG (and not otherwise covered in Section IV) will only occur if LaSalle believes the ISS Benchmark Policy recommendations are not in the best interests of its Clients.

In the event LaSalle determines there is or may be a material conflict of interest between LaSalle and a Client in voting Proxies, LaSalle will address such material conflict of interest using one of the following procedures as appropriate:

•	LaSalle may obtain the consent of the Client before voting the Proxy; or

•	LaSalle may refer the matter to a third party Proxy voting service; or

•

LaSalle may vote the Proxy using the established objective policies described under “Specific Voting Policies” above, provided LaSalle will not use this method if the Proxy is voted on a case-by-case basis unless the Proxy is voted according to ISS Benchmark Policy’s recommendations.

VI.	Other Considerations

In certain instances, LaSalle may be unable to vote or determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Blocking Jurisdictions. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. When reviewing proxies in share blocking countries, LaSalle evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that LaSalle would consider the possibility of blocking shares. The individual retaining authority under this Policy to vote a proxy for a particular company determines whether to permit the blocking of Client shares or to pass on voting at the meeting for all or a certain portion of shares.

Securities Lending. In general, LaSalle will not vote proxies that have been lent out pursuant to a Client’s securities lending program. As an investment adviser that does not maintain custody of client securities, LaSalle does not know when securities have been lent out and generally only determines the amount of securities it is entitled to vote on behalf of a Client subsequent to the record date based on the Client’s shareholding information provided by the custodian. Upon receipt of such information, LaSalle reconciles the custodial share holding information with that of the custodian and determines whether a discrepancy, if any, is the result of securities lending or some other reason. Efforts to recall loaned securities are not always effective, but, in rare circumstances, LaSalle may identify an important issue prior to the record date and recommend that a Client attempt to have its custodian recall the security to permit voting of related proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials. LaSalle may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. In addition, proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines.

VII.	Disclosures

LaSalle will make the following disclosures to Clients:

•	a summary of the Policy;

•	upon request by a Client, a copy of the Policy; and

•	upon request by a Client, the Proxy voting record for Proxies voted on behalf of the Client.

VIII.	Recordkeeping

The following records will be kept by LaSalle:

•	a copy of the Policy;

•

a copy of each proxy statement received with respect to Client securities (LaSalle may rely on the SEC EDGAR system if the proxy is available via EDGAR or may rely on a third party so long as the third party has provided an undertaking to provide a copy of the proxy statement promptly upon request);

•	a record of each Proxy vote cast by LaSalle on behalf of a Client (LaSalle may rely on a third party subject to the undertaking requirement);

•	a copy of any document prepared by LaSalle that was material to the Proxy voting decision; and

•	a copy of each written Client request for information regarding how LaSalle voted Proxies on behalf of Clients and any written response by LaSalle to any Client requests.

IX.	Amendments

This Policy may be amended from time to time by the (i) Chief Compliance Officer or (ii) PMOC, with input from the Chief Compliance Officer.

Proxy Voting Policies of the Investment Subadviser

PICTET ASSET MANAGEMENT LIMITED

Proxy Voting Policy

Pictet Asset Management

June 2014

1.	Operational Items

ISSUE SUBJECT TO VOTE	VOTING POLICY
Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

∎  There are concerns about the accounts presented or audit procedures used; or

∎  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR proposals to ratify auditors and/or proposals authorizing the board to fix auditor fees, unless:

•  There are serious concerns about the procedures used by the auditor;

•  There is reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•  External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

•  Name of the proposed auditors has not been published;

•  The auditors are being changed without explanation; or

•  Fees for non-audit services exceed standard annual audit-related fees (only applies to companies on the MSCI EAFE index and/or listed on any country main index).

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events (initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, PAM will target the auditor election. For concerns related to fees paid to the auditors, PAM will target remuneration of auditors if this is a separate voting item; otherwise PAM will target the auditor election.

ISSUE SUBJECT TO VOTE	VOTING POLICY
Appointment of Internal Statutory Auditors

Vote FOR the appointment or re-election of statutory auditors, unless:

∎  There are serious concerns about the statutory reports presented or the audit procedures used;

∎  Questions exist concerning any of the statutory auditors being appointed; or

∎  The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

∎  The dividend payout ratio has been consistently below 30 per cent without adequate explanation; or

∎  The pay-out is excessive given the company’s financial position.

Amendments to Articles of Association	Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term	Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.
Lower Disclosure Threshold for Stock Ownership	Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold
Amend Quorum Requirements	Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Transact Other Business	Vote AGAINST other business when it appears as a voting item

2.	Board of Directors

ISSUE SUBJECT TO VOTE	VOTING POLICY
Non-Contested Director Elections

Vote FOR management nominees in the election of directors, unless:

∎  Adequate disclosure has not been provided in a timely manner;

∎  There are clear concerns over questionable finances or restatements;

∎  There have been questionable transactions with conflicts of interest;

∎  There are any records of abuses against minority shareholder interests; or

∎  The board fails to meet minimum corporate governance standards.

∎  There are specific concerns about the individual such as criminal wrong-doing or breach of fiduciary responsibilities.

∎  Repeated absences at board meetings have not been explained (in countries where this information is disclosed).

In addition to these general factors, we may vote AGAINST due to concerns related to at least one of the following specific factors, which are presented below as separate subsections:

•  Director Terms

•  Bundling of Proposals to Elect Directors

•  Board independence

•  Disclosure of Names of Nominees

•  Combined Chairman/CEO

•  Election of a Former CEO as Chairman of the Board

•  Overboarded Directors

•  One Board Seat per Director

•  Composition of Committees

Note that this policy is distinct from ISS’ policy on contested director elections, which is presented as a separate policy item.

Vote AGAINST the election or re-election of directors of all companies if the name of the nominee is not disclosed in a timely manner prior to the meeting.

[Please see the classification of Directors in Appendix 1]

ISSUE SUBJECT TO VOTE	VOTING POLICY
Contested Director Elections

For contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, PAM will vote on a CASE-BY-CASE basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•  Company performance relative to its peers;

•  Strategy of the incumbents versus the dissidents;

•  Independence of directors/nominees;

•  Experience and skills of board candidates;

•  Governance profile of the company;

•  Evidence of management entrenchment;

•  Responsiveness to shareholders;

•  Whether a takeover offer has been rebuffed;

•  Whether minority or majority representation is being sought.

When analysing a contested election of directors, PAM will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And if so, (2) are the proponent board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

Voting on Directors for Egregious Actions

Under extraordinary circumstances vote AGAINST or withhold from directors, individually, on a committee or the entire board due to:

•  Material failure of governance, stewardship, risk oversight or fiduciary responsibilities at the company;

•  Failure to replace management as appropriate

•  Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management, and serve the best interests of shareholders at any company

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling concerns that the board is not fulfilling its fiduciary duties, warranted on a CASE-BY CASE basis :

∎  A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

∎  Any legal proceedings, (either civil or criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged action yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

∎  Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets which do not routinely request discharge resolutions (e.g., common law countries or markets where discharge is not mandatory), we may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable us to express discontent with the board.

Director, Officer, and Auditor Indemnification and Liability Provisions	Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis. Vote AGAINST proposals to indemnify external auditors.

ISSUE SUBJECT TO VOTE	VOTING POLICY
Board Structure

Vote FOR routine proposals to fix board size.

Vote AGAINST the introduction of classified boards and / or mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

3.	Capital Structure

ISSUE SUBJECT TO VOTE	VOTING POLICY
Share Issuance Requests

General Issuances:

Vote FOR issuance requests with pre-emptive rights to a maximum of 100 per cent over currently issued capital, as long as the share issuance authorities’ periods are clearly disclosed.

Vote FOR issuance requests without pre-emptive rights to a maximum of 20 per cent of currently issued capital, as long as the share issuance authorities’ periods are clearly disclosed.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without pre-emptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding. Vote FOR specific proposals to increase authorized capital to any amount, unless:

∎  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet the ISS guidelines for the purpose being proposed; or

∎  The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super-voting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

ISSUE SUBJECT TO VOTE	VOTING POLICY
Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY- CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt	Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.
Increase in Borrowing Powers	Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans

Generally vote FOR market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

•  A repurchase limit of up to 10 per cent of outstanding issued share capital

•  A holding limit of up to 10 per cent of a company’s issued share capital in treasury (“on the shelf”); and

•  A duration of no more than 5 years, or such lower threshold as may be set by applicable law, regulation or code of governance best practice.

Authorities to repurchase shares in excess of the 10 per cent repurchase limit will be assessed on a case-by-case basis. We may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders’ interests. In such cases, the authority must comply with the following criteria:

•  A holding limit of up to 10 per cent of a company’s issued share capital in treasury (“on the shelf”); and

•  A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, we will evaluate the proposal based on the company’s historical practice. However, we expect companies to disclose such limits and, in the future, may vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:

•  A holding limit of up to 10 per cent of a company’s issued share capital in treasury (“on the shelf”); and

•  A duration of no more than 18 months.

In addition, we will vote AGAINST any proposal where:

•  The repurchase can be used for takeover defences;

•  There is clear evidence of abuse;

•  There is no safeguard against selective buybacks;

•  Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Re-issuance of Repurchased Shares	Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value	Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4.	Compensation

ISSUE SUBJECT TO VOTE	VOTING POLICY
Executive Compensation Related Proposals

We will evaluate management proposals seeking ratification of a company’s executive compensation-related items on a CASE-BY-CASE basis, and will generally recommend a vote AGAINST a company’s compensation-related proposal if such proposal fails to comply with one or a combination of several of the global principles and their corresponding rules:

•  Provide shareholders with clear and comprehensive compensation disclosures:

.1.  Information on compensation-related proposals shall be made available to shareholders in a timely manner;

.2. The level of disclosure of the proposed compensation policy shall be sufficient for shareholders to make an informed decision and shall be in line with what local market best practice standards dictate;

.3. Companies shall adequately disclose all elements of the compensation, including:

.3.1.Any short- or long-term compensation component must include a maximum award limit.

.3.2.Long-term incentive plans must provide sufficient disclosure of (i) the exercise price/strike price (options); (ii) discount on grant; (iii) grant date/period; (iv) exercise/vesting period; and, if applicable, (v) performance criteria.

.3.3.Discretionary payments, if applicable.

•  Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value:

.1.  The structure of the company’s short-term incentive plan shall be appropriate.

.1.1.The compensation policy must notably avoid guaranteed or discretionary compensation.

2.2The structure of the company’s long-term incentives shall be appropriate, including, but not limited to, dilution, vesting period, and, if applicable, performance conditions

2.2.1Equity-based plans or awards that are linked to long-term company performance will be evaluated using ISS’ general policy for equity- based plans; and

2.2.2For awards granted to executives, ISS will generally require a clear link between shareholder value and awards, and stringent performance-based elements.

2.3The balance between short- and long-term variable compensation shall be appropriate

2.3.1The company’s executive compensation policy must notably avoid disproportionate focus on short-term

3  Avoid arrangements that risk “pay for failure”:

3.1 The board shall demonstrate good stewardship of investor’s interests regarding executive compensation practices.

3.1.1There shall be a clear link between the company’s performance and variable awards.

3.1.2There shall not be significant discrepancies between the company’s performance and real executive payouts.

3.1.3The level of pay for the CEO and members of executive management should not be excessive relative to peers, company performance, and market practices.

3.1.4Significant pay increases shall be explained by a detailed and compelling disclosure.

ISSUE SUBJECT TO VOTE	VOTING POLICY
Executive Compensation Related Proposals (continued)

3.2Severance pay agreements must not be in excess of (i) 24 months’ pay or of (ii) any more restrictive provision, pursuant to local legal requirements and/or market best practices.

3.3Arrangements with a company executive regarding pensions and post-mandate exercise of equity-based awards must not result in an adverse impact on shareholders’ interests or be misaligned with good market practices.

4  Maintain an independent and effective compensation committee:

4.1No executives may serve on the compensation committee.

4.2In certain markets the compensation committee shall be composed of a majority of independent members, as per ISS policies on director election and board or committee composition.

In addition to the above, ISS will generally recommend a vote against a compensation-related proposal if such proposal is in breach of any other supplemental market specific ISS voting policies.

Non-Executive Director Compensation

Recommend a vote AGAINST where::

•  Documents (including general meeting documents, annual report) provided prior to the general meeting do not mention fees paid to non-executive directors.

•  Proposed amounts are excessive relative to other companies in the country or industry.

•  The company intends to increase the fees excessively in comparison with market/sector practices, without stating compelling reasons that justify the increase.

•  Proposals provide for the granting of stock options, or similarly structured equity-based compensation, to non-executive directors.

•  Proposals introduce retirement benefits for non-executive directors.

•  And recommend a vote on a CASE-BY-CASE basis where:

•  Proposals include both cash and share-based components to non-executive directors.

•  Proposals bundle compensation for both non-executive and executive directors into a single resolution.

5.	Other Items

ISSUE SUBJECT TO VOTE	VOTING POLICY
Reorganizations/Restructurings	Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, we review publicly available information as of the date of the report and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

∎  Valuation — Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, we place emphasis on the offer premium, market reaction, and strategic rationale.

∎  Market reaction — How has the market responded to the proposed deal? A negative market reaction will cause us to scrutinize a deal more closely.

∎  Strategic rationale — Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

ISSUE SUBJECT TO VOTE	VOTING POLICY
Mergers and Acquisitions (continued)

∎  Conflicts of interest — Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? We will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

∎  Governance — Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers	Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.
Reincorporation Proposals	Vote reincorporation proposals on a CASE-BY-CASE basis.
Expansion of Business Activities	Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.
Related-Party Transactions

In evaluating resolutions that seek shareholder approval on related party transactions (RPTs), vote on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

∎  The parties on either side of the transaction;

∎  The nature of the asset to be transferred / service to be provided;

∎  The pricing of the transaction (and any associated professional valuation);

∎  The views of independent directors (where provided);

∎  The views of an independent financial adviser (where appointed);

∎  Whether any entities party to the transaction (including advisers) are conflicted; and

∎  The stated rationale for the transaction, including discussions of timing.

If there is a transaction that is deemed to be problematic and that was not put to a shareholder vote, we may vote AGAINST the election of the director involved in the related-party transaction or the full board.

Anti-takeover Mechanisms	Generally vote AGAINST all anti-takeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

Social / Environmental Issues	Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labour standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all votes focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

ISSUE SUBJECT TO VOTE	VOTING POLICY
Social / Environmental Issues (continued)

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will be considered:

•  If the issues presented in the proposal are more appropriately dealt with through legislation or government regulation;

•  If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•  Whether the proposal’s request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

•  The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•  If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•  If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

APPENDIX I — Classification of Directors

Executive Director

∎	Employee or executive of the company;

∎	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

∎	Any director who is attested by the board to be a non-independent NED;

∎	Any director specifically designated as a representative of a significant shareholder of the company;

∎	Any director who is also an employee or executive of a significant shareholder of the company;

∎	Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material[4] connection with the dissident, either currently or historically;

∎

Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

∎	Government representative;

∎

Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

∎

Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless the company discloses information to apply a materiality test[3]);

∎	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

∎	Relative[1] of a current employee of the company or its affiliates;

∎	Relative[1] of a former executive of the company or its affiliates;

∎	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

∎	Founder/co-founder/member of founding family but not currently an employee;

∎	Former executive (5 year cooling off period);

∎

Excessive years of service from the date of first appointment, as determined by the EC Recommendation 2005/162/EC, local Corporate Governance Codes, or local best practice, is generally a determining factor in evaluating director independence.

∎	Any additional relationship or principle considered to compromise independence under local corporate best practice guidance.

Independent NED

∎	No material[5] connection, either directly or indirectly, to the company (other than a board seat) or to a significant shareholder.

∎	Not classified as non-independent (see above)

Employee Representative

∎	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED

Footnotes:

[1]

“Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2]

Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3]

A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 per cent of the company’s turnover or 1 per cent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 per cent of the company’s shareholder equity or the transaction value (of all outstanding financing operations) compared to the company’s total assets is more than 5 percent.

[4]

For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom and Ireland, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

[5]

For purposes of director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Proxy Voting Policies of the Investment Subadviser

PINEBRIDGE INVESTMENTS LLC

I. INTRODUCTION

Proxy voting is an important right of shareholders, such as PineBridge Clients, for which PineBridge must take reasonable care and diligence to ensure such rights are properly and timely exercised. PineBridge, as a fiduciary for its Clients, must vote proxies in each Client’s best interest.

II. POLICY STATEMENT

Proxy Procedures

As a registered investment adviser that votes (or delegates the voting of) securities held in Client portfolios, PineBridge has implemented proxy voting procedures that are reasonably designed to help ensure that a) PineBridge votes proxies in the best interest of its Clients; b) describes its proxy voting procedures to its Clients, and c) discloses to Clients how they may obtain information on how PineBridge voted their proxies. These procedures are designed to help enable PineBridge to manage material conflicts of interest. While PineBridge must disclose its votes upon request to Clients, no public disclosure is required. (Note that disclosure is required for any mutual funds advised by PineBridge, on Form N-PX.)

Record-Keeping

PineBridge must retain (i) these proxy voting policies and procedures; (ii) proxy statements received regarding Client securities; (iii) records of votes it casts on behalf of Clients; (iv) records of Client requests for proxy voting information, and; (v) any documents prepared by PineBridge that were material to making a decision how to vote, or that memorialized the basis for the decision. PineBridge may rely on proxy statements filed on EDGAR instead of keeping its own copies, and rely on proxy statements and records of proxy votes cast by PineBridge that are maintained by contract with a third party proxy voting service or other third party.

Proxies of Shares of Non-U.S. Corporations

PineBridge has implemented general voting policies with respect to non-U.S. shares owned by Clients. However, although U.S. companies must give shareholders at least 20 days’ advance notice to vote proxies, some non-U.S. companies may provide considerably shorter notice or none at all. PineBridge is not required to “rush” voting decisions in order to meet an impractical deadline, and as a result, PineBridge or PineBridge affiliates’ regional designees under certain circumstances may not vote certain proxies. In addition, certain non-U.S. regulations impose additional costs to a Portfolio that votes proxies, and PineBridge will take that into consideration when determining whether or not to vote.

Policy on Monitoring Class Action Suits

In the event that PineBridge has purchased the same security for a Client’s portfolio alongside its investments on behalf of itself or an affiliate, PineBridge generally will seek to inform a Client that such Client may also have a cause of action whenever such issuer is subject to class action litigation. PineBridge as a general matter will also make available to the Client such rights, if any, as that PineBridge may have against any such issuer in its capacity as the Client’s agent, and PineBridge will, where possible, give the Client such assistance as it may reasonably require to exercise its rights in any such action.

PineBridge generally does not, however, search out potential legal claims or monitor class action lawsuits against issuers arising from investments held in a Client portfolio, nor may PineBridge institute a lawsuit on a Client’s behalf arising from investments held in the Client portfolio.

In addition, given the size and breadth of PineBridge’s business, it is possible that there may be situations in which PineBridge or an affiliate might become aware of a potential lawsuit with respect to a security, one of which may also be held within a Client portfolio. In these situations, there is the possibility, due to confidentiality requirements or conflicts of interest, that PineBridge would be restricted from informing a Client of potential legal actions and activities.

In the case of a material conflict between the interests of PineBridge and those of its Clients, PineBridge will take steps to address such conflicts (which may include consulting with counsel), and will attempt to resolve all conflicts in the Client’s best interest.

III. PROCEDURES

PineBridge will vote proxies in the best interests of its Clients, which may result in different voting results for proxies for the same issuer.

•

Compliance is responsible for ensuring that the PineBridge ADV includes the appropriate language summarizing PineBridge’s proxy voting procedures and for updating the summary in the ADV whenever the procedures are updated. Compliance is also responsible for consulting with Legal to ensure that PineBridge’s proxy voting policy is kept up to date and in a form appropriate for transmission to Clients.

•

If a Client or potential Client requests a copy of the Proxy Voting Policy from Client Relations or Sales, Compliance should be contacted for the most recent version, or it may be obtained from the intranet. Client Relations will send to such Client a copy of the current version of the voting procedures within 7 days and will ensure that Compliance receives a log of each Client’s request and the action taken.

•

If a Client requests access to the records of how PineBridge voted its proxies, the Client should be assured that this will be provided, and Operations should be consulted. Operations has access to these proxy voting records.

•

PineBridge has established a Proxy Committee (the “Committee”). The PineBridge Proxy Committee is comprised of members of the Investment Department, and senior management, and is attended by members of Legal & Compliance and Operations.

•

The Committee conducts an annual review of the proxy voting guidelines for domestic and non-U.S. Portfolios. Guidelines are reviewed to ensure that the interests of PineBridge’s Clients are best served.

•	Issues not addressed in the voting guidelines are determined on a case-by-case basis with input from the Committee and portfolio managers.

•

PineBridge has engaged a third party vendor to administer proxy voting on its behalf. The vendor receives, in a majority of cases, proxies directly from the Client’s custodian and votes them based on PineBridge’s voting guidelines.

•

In circumstances where PineBridge receives proxies directly, these proxies must be sent to the vendor promptly. The vendor then votes them in accordance with PineBridge’s voting guidelines. The vendor maintains a listing of all votes cast on behalf of PineBridge Clients.

IVYSAI-SEP (01-19)

PART C: OTHER INFORMATION

Item 28.	Exhibits:

(a)	Articles of Incorporation:

	(a)(1)	Declaration of Trust for Ivy Funds, dated November 13, 2008, filed with Post-Effective Amendment No. 65, and incorporated by reference herein.

	(a)(2)	Schedule A to Declaration of Trust effective June 4, 2012, filed with Post-Effective Amendment No. 73, and incorporated by reference herein.

	(a)(3)	Schedule A to Declaration of Trust, dated November 12, 2012, filed with Post-Effective Amendment No. 79, and incorporated by reference herein.

	(a)(4)	Schedule A to Declaration of Trust, amended February 26, 2013, filed with Post-Effective Amendment No. 82, and incorporated by reference herein.

	(a)(5)	Schedule A to Declaration of Trust, amended November 12, 2013, filed with Post-Effective Amendment No. 90, and incorporated by reference herein.

	(a)(6)	Schedule A to Declaration of Trust, amended November 12, 2013 and March 17, 2014, filed with Post-Effective Amendment No. 95, and incorporated by reference herein.

	(a)(7)	Schedule A to the Agreement and Declaration of Trust, amended May 20, 2014, filed with Post-Effective Amendment No. 98, and incorporated by reference herein.

	(a)(8)	Schedule A to the Agreement and Declaration of Trust, amended August 12, 2014, filed with Post-Effective Amendment No. 100, and incorporated by reference herein.

	(a)(9)	Schedule A to the Agreement and Declaration of Trust, amended January 30, 2015, filed with Post-Effective Amendment No. 102, and incorporated by reference herein.

	(a)(10)	Schedule A to the Agreement and Declaration of Trust, amended October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

	(a)(11)	Schedule A to the Agreement and Declaration of Trust, amended November 17, 2015, filed with Post-Effective Amendment No. 110, and incorporated by reference herein.

	(a)(12)	Schedule A to the Agreement and Declaration of Trust, amended and effective October 3, 2016, filed with Post-Effective Amendment No. 117, and incorporated by reference herein.

	(a)(13)	Schedule A to the Agreement and Declaration of Trust, filed with Post-Effective Amendment No. 121, and incorporated by reference herein.

	(a)(14)	Schedule A to the Agreement and Declaration of Trust, filed with Post-Effective Amendment No. 129, and incorporated by reference herein.

	(a)(15)	Schedule A to the Agreement and Declaration of Trust, filed with Post-Effective Amendment No. 132, and incorporated by reference herein.

	(a)(16)	Schedule A to the Agreement and Declaration of Trust, filed with Post-Effective Amendment No. 137, and incorporated by reference herein.

	(a)(17)	Schedule A to the Agreement and Declaration of Trust, filed with Post-Effective Amendment No. 142, and incorporated by reference herein.

	(a)(18)	Schedule A to the Agreement and Declaration of Trust, as amended September 1, 2017, filed with Post-Effective Amendment No. 146, and incorporated by reference herein.

	(a)(19)	Amended and Restated Agreement and Declaration of Trust for Ivy Funds, dated August 15, 2017, filed with Post-Effective Amendment No. 146, and incorporated by reference herein.

	(a)(20)	Schedule A to the Amended and Restated Agreement and Declaration of Trust, as amended November 15, 2017, filed with Post-Effective Amendment No. 151, and incorporated by reference herein.

	(a)(21)	Schedule A to the Amended and Restated Agreement and Declaration of Trust, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

	(a)(22)	Amended and Restated Schedule A to the Amended and Restated Agreement and Declaration of Trust, as amended November 5, 2018, filed with this Post-Effective Amendment No. 163.

(b)	By-laws:

	(b)(1)	By-laws for Ivy Funds, dated November 13, 2008, filed with Post-Effective Amendment No. 65, and incorporated by reference herein.

(c)	Instruments Defining the Rights of Security Holders:

Articles III, V, VI and VII of the Trust Instrument and Articles II and VI of the Bylaws each define the rights of shareholders.

(d)	Investment Advisory Contracts:

	(d)(1)	Investment Management Agreement between Ivy Funds and Ivy Investment Management Company on behalf of each of the series of the Trust, as amended February 11, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

	(d)(4)	Investment Sub-Advisory Agreement between Ivy Investment Management Company and Advantus Capital Management, Inc. (Ivy Bond Fund, Ivy Mortgage Securities Fund and Ivy Real Estate Securities Fund), filed with Post-Effective Amendment No. 65, and incorporated by reference herein.

	(d)(5)	Investment Sub-Advisory Agreement between Ivy Investment Management Company and Wall Street Associates (Ivy Micro Cap Growth Fund), filed with Post-Effective Amendment No. 65, and incorporated by reference herein.

	(d)(6)	Investment Sub-Advisory Agreement between Ivy Investment Management Company and Mackenzie Financial Corporation (Ivy Global Natural Resources Fund), filed with Post-Effective Amendment No. 65, and incorporated by reference herein.

	(d)(7)	Investment Sub-Advisory Agreement between Ivy Investment Management Company and Mackenzie Financial Corporation (Ivy Cundill Global Value Fund), filed with Post-Effective Amendment No. 65, and incorporated by reference herein.

	(d)(8)	Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company on behalf of each of the series of the Trust, effective June 13, 2011, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

(d)(9)	Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company on behalf of each of the series of the Trust, effective June 4, 2012, filed with Post-Effective Amendment No. 73, and incorporated by reference herein.

(d)(10)	Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company dated June 4, 2012, filed with Post-Effective Amendment No. 73, and incorporated by reference herein.

(d)(11)	Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company dated February 26, 2013, filed with Post-Effective Amendment No. 82, and incorporated by reference herein.

(d)(12)	Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company dated February 26, 2013, filed with Post-Effective Amendment No. 82, and incorporated by reference herein.

(d)(13)	Investment Sub-Advisory Agreement between Ivy Investment Management Company and LaSalle Investment Management Securities, LLC and LaSalle Investment Management Securities B.V. (Ivy Global Real Estate Fund and Ivy Global Risk-Managed Real Estate Fund) dated April 1, 2013, filed with Post-Effective Amendment No. 82, and incorporated by reference herein.

(d)(14)	Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, amended November 12, 2013, filed with Post-Effective Amendment No. 90, and incorporated by reference herein.

(d)(15)	Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, amended November 12, 2013, filed with Post-Effective Amendment No. 90, and incorporated by reference herein.

(d)(16)	Investment Sub-Advisory Agreement between Ivy Investment Management Company and Pictet Asset Management Limited and Pictet Asset Management (Singapore) PTE Ltd (Ivy Emerging Markets Local Currency Debt Fund), dated February 26, 2014, filed with Post-Effective Amendment No. 95, and incorporated by reference herein.

(d)(17)	Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, amended March 17, 2014, filed with Post-Effective Amendment No. 95, and incorporated by reference herein.

(d)(18)	Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, amended March 17, 2014, filed with Post-Effective Amendment No. 95, and incorporated by reference herein.

(d)(19)	Investment Sub-Advisory Agreement between Ivy Investment Management Company and Wall Street Associates (Ivy Micro Cap Growth Fund), effective July 2, 2014, filed with Post-Effective Amendment No. 98, and incorporated by reference herein.

(d)(20)	Investment Sub-Advisory Agreement between Ivy Investment Management Company and Mackenzie Financial Corporation (Ivy Cundill Global Value Fund), effective February 21, 2014, filed with Post-Effective Amendment No. 98, and incorporated by reference herein.

(d)(21)	Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, amended August 12, 2014, filed with Post-Effective Amendment No. 100, and incorporated by reference herein.

(d)(22)	Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, amended August 12, 2014, filed with Post-Effective Amendment No. 100, and incorporated by reference herein.

(d)(23)	Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, amended January 1, 2015, filed with Post-Effective Amendment No. 102, and incorporated by reference herein.

(d)(24)	Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, amended January 1, 2015, filed with Post-Effective Amendment No. 102, and incorporated by reference herein.

(d)(25)	Appendix C to the Shareholder Servicing Agreement between Ivy Funds and Ivy Investment Management Company, amended May 31, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

(d)(26)	Investment Sub-Advisory Agreement between Ivy Investment Management Company and Apollo Credit Management, LLC (Ivy Apollo Strategic Income Fund and Ivy Apollo Multi-Asset Income Fund) dated October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

(d)(27)	Investment Sub-Advisory Agreement between Ivy Investment Management Company and LaSalle Investment Management Securities, LLC and LaSalle Investment Management Securities B.V. (Ivy Apollo Multi-Asset Income Fund) dated October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

(d)(28)	Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, amended October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

(d)(29)	Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, amended October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

(d)(30)	Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, amended November 17, 2015, filed with Post-Effective Amendment No. 110, and incorporated by reference herein.

(d)(31)	Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, amended November 17, 2015, filed with Post-Effective Amendment No. 110, and incorporated by reference herein.

(d)(32)	Investment Sub-Advisory Agreement between Ivy Investment Management Company and Pictet Asset Management Limited and Pictet Asset Management SA (Ivy Targeted Return Bond Fund) dated December 23, 2015, filed with Post-Effective Amendment No. 110, and incorporated by reference herein.

(d)(33)	Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, amended and effective October 3, 2016, filed with Post-Effective Amendment No. 117, and incorporated by reference herein.

(d)(34)	Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, amended and effective October 3, 2016, filed with Post-Effective Amendment No. 117, and incorporated by reference herein.

(d)(35)	Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, filed with Post-Effective Amendment No. 121, and incorporated by reference herein.

(d)(36)	Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, filed with Post-Effective Amendment No. 121, and incorporated by reference herein.

(d)(37)	Investment Sub-Advisory Agreement between Ivy Investment Management Company and I.G. International Management Ltd. (Ivy IG International Small Cap Fund) dated January 9, 2017, filed with Post-Effective Amendment No. 121, and incorporated by reference herein.

(d)(38)	Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, filed with Post-Effective Amendment No. 129, and incorporated by reference herein.

(d)(39)	Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, filed with Post-Effective Amendment No. 129, and incorporated by reference herein.

(d)(40)	Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, filed with Post-Effective Amendment No. 132, and incorporated by reference herein.

(d)(41)	Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, filed with Post-Effective Amendment No. 132, and incorporated by reference herein.

(d)(42)	Investment Sub-Advisory Agreement between Ivy Investment Management Company and ProShare Advisors LLC (Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Ivy ProShares Russell 2000 Dividend Growers Index Fund, Ivy ProShares Interest Rate Hedged High Yield Index Fund, Ivy ProShares S&P 500 Bond Index Fund and Ivy ProShares MSCI ACWI Index Fund) dated April 18, 2017, filed with Post-Effective Amendment No. 132, and incorporated by reference herein.

(d)(43)	Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, filed with Post-Effective Amendment No. 137, and incorporated by reference herein.

(d)(44)	Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, filed with Post-Effective Amendment No. 137, and incorporated by reference herein.

(d)(45)	Investment Sub-Advisory Agreement between Ivy Investment Management Company and PineBridge Investments LLC (Ivy PineBridge High Yield Fund) dated May 17, 2017, filed with Post-Effective Amendment No. 137, and incorporated by reference herein.

(d)(46)	Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, as amended September 1, 2017, filed with Post-Effective Amendment No. 146, and incorporated by reference herein.

(d)(47)	Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, as amended September 1, 2017, filed with Post-Effective Amendment No. 146, and incorporated by reference herein.

	(d)(48)	Investment Sub-Advisory Agreement between Ivy Investment Management Company and Wilshire Associates, Inc. (Ivy Wilshire Global Allocation Fund), effective February 26, 2018, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

	(d)(49)	Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, as amended May 16, 2018, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

	(d)(50)	Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, as amended May 16, 2018, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

	(d)(51)	Investment Sub-Advisory Agreement between Ivy Investment Management Company and Pzena Investment Management, LLC (Ivy Pzena International Value Fund), effective July 31, 2018, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

	(d)(52)	Appendix A to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, as amended November 5, 2018, filed with this Post-Effective Amendment No. 163.

	(d)(53)	Appendix B to the Investment Management Agreement between Ivy Funds and Ivy Investment Management Company, as amended November 5, 2018, filed with this Post-Effective Amendment No. 163.

(e)	Distribution Agreements:

	(e)(1)	Distribution Agreement between Ivy Funds and Ivy Funds Distributor, Inc., dated November 13, 2008, filed with Post-Effective Amendment No. 65, and incorporated by reference herein.

	(e)(2)	Distribution Agreement between Ivy Funds and Ivy Funds Distributor, Inc., as amended May 22, 2012, filed with Post-Effective Amendment No. 73, and incorporated by reference herein.

(f)	Bonus or Profit Sharing Contracts: Not applicable.

(g)	Custodian Agreements:

	(g)(1)	Custodian Agreement between UMB Bank, n.a. and Ivy Funds, dated March 8, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

	(g)(2)	Rule 17f-5 Delegation Agreement between Ivy Funds and UMB Bank, N.A., dated March 8, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

	(g)(3)	Appendix B to the Custodian Agreement between UMB Bank, n.a. and Ivy Funds, effective June 13, 2011, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

	(g)(4)	Supplement to the Custodian Agreement between UMB Bank, n.a. and Ivy Funds, dated as of July 1, 2011, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

	(g)(5)	Custody Agreement between The Bank of New York Mellon and Ivy Funds, dated March 9, 2012, filed with Post-Effective Amendment No. 73, and incorporated by reference herein.

(g)(6)	Schedule I to the Custody Agreement between Ivy Funds and The Bank of New York Mellon, amended February 26, 2013, filed with Post-Effective Amendment No. 82, and incorporated by reference herein.

(g)(7)	Foreign Custody Manager Agreement between Ivy Funds and The Bank of New York Mellon, dated March 9, 2012, filed with Post-Effective Amendment No. 82, and incorporated by reference herein.

(g)(8)	Schedule I to the Custody Agreement between Ivy Funds and The Bank of New York Mellon, amended November 12, 2013, filed with Post-Effective Amendment No. 90, and incorporated by reference herein.

(g)(9)	Annex I to the Foreign Custody Manager Agreement between Ivy Funds and The Bank of New York Mellon, amended November 12, 2013, filed with Post-Effective Amendment No. 90, and incorporated by reference herein.

(g)(10)	Schedule I to the Custody Agreement between Ivy Funds and The Bank of New York Mellon, amended November 12, 2013 and March 17, 2014, filed with Post-Effective Amendment No. 95, and incorporated by reference herein.

(g)(11)	Annex I to the Foreign Custody Manager Agreement between Ivy Funds and The Bank of New York Mellon, amended November 12, 2013 and March 17, 2014, filed with Post-Effective Amendment No. 95, and incorporated by reference herein.

(g)(12)	Schedule I to the Custody Agreement between Ivy Funds and The Bank of New York Mellon, amended August 12, 2014, filed with Post-Effective Amendment No. 100, and incorporated by reference herein.

(g)(13)	Annex I to the Foreign Custody Manager Agreement between Ivy Funds and The Bank of New York Mellon, amended August 12, 2014, filed with Post-Effective Amendment No. 100, and incorporated by reference herein.

(g)(14)	Schedule I to the Custody Agreement between Ivy Funds and The Bank of New York Mellon, amended January 1, 2015, filed with Post-Effective Amendment No. 102, and incorporated by reference herein.

(g)(15)	Annex I to the Foreign Custody Manager Agreement between Ivy Funds and The Bank of New York Mellon, amended January 1, 2015, filed with Post-Effective Amendment No. 102, and incorporated by reference herein.

(g)(16)	Schedule I to the Custody Agreement between Ivy Funds and The Bank of New York Mellon, amended October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

(g)(17)	Annex I to the Foreign Custody Manager Agreement between Ivy Funds and The Bank of New York Mellon, amended October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

(g)(18)	Schedule I to the Custody Agreement between Ivy Funds and The Bank of New York Mellon, amended November 17, 2015, filed with Post-Effective Amendment No. 110, and incorporated by reference herein.

(g)(19)	Annex I to the Foreign Custody Manager Agreement between Ivy Funds and The Bank of New York Mellon, amended November 17, 2015, filed with Post-Effective Amendment No. 110, and incorporated by reference herein.

(g)(20)	Schedule I to the Custody Agreement between Ivy Funds and The Bank of New York Mellon, amended and effective October 3, 2016, filed with Post-Effective Amendment No. 117, and incorporated by reference herein.

(g)(21)	Annex I to the Foreign Custody Manager Agreement between Ivy Funds and The Bank of New York Mellon, amended and effective October 3, 2016, filed with Post-Effective Amendment No. 117, and incorporated by reference herein.

(g)(22)	Schedule I to the Custody Agreement between Ivy Funds and The Bank of New York Mellon, filed with Post-Effective Amendment No. 121, and incorporated by reference herein.

(g)(23)	Annex I to the Foreign Custody Manager Agreement between Ivy Funds and The Bank of New York Mellon, filed with Post-Effective Amendment No. 121, and incorporated by reference herein.

(g)(24)	Schedule I to the Custody Agreement between Ivy Funds and The Bank of New York Mellon, filed with Post-Effective Amendment No. 129, and incorporated by reference herein.

(g)(25)	Annex I to the Foreign Custody Manager Agreement between Ivy Funds and The Bank of New York Mellon, filed with Post-Effective Amendment No. 129, and incorporated by reference herein.

(g)(26)	Schedule I to the Custody Agreement between Ivy Funds and The Bank of New York Mellon, filed with Post-Effective Amendment No. 132, and incorporated by reference herein.

(g)(27)	Annex I to the Foreign Custody Manager Agreement between Ivy Funds and The Bank of New York Mellon, filed with Post-Effective Amendment No. 132, and incorporated by reference herein.

(g)(28)	Schedule I to the Custody Agreement between Ivy Funds and The Bank of New York Mellon, filed with Post-Effective Amendment No. 137, and incorporated by reference herein.

(g)(29)	Annex I to the Foreign Custody Manager Agreement between Ivy Funds and The Bank of New York Mellon, filed with Post-Effective Amendment No. 137, and incorporated by reference herein.

(g)(30)	Schedule I to the Custody Agreement between Ivy Funds and The Bank of New York Mellon, as amended September 1, 2017, filed with Post-Effective Amendment No. 146, and incorporated by reference herein.

(g)(31)	Annex I to the Foreign Custody Manager Agreement between Ivy Funds and The Bank of New York Mellon, as amended September 1, 2017, filed with Post-Effective Amendment No. 146, and incorporated by reference herein.

(g)(32)	Amended and Restated Schedule I to the Custody Agreement between Ivy Funds and The Bank of New York Mellon, as amended May 16, 2018, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

(g)(33)	Amended and Restated Annex I to the Foreign Custody Manager Agreement between Ivy Funds and The Bank of New York Mellon, as amended May 16, 2018, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

(g)(34)	Amended and Restated Schedule I to the Custody Agreement between Ivy Funds and The Bank of New York Mellon, as amended November 5, 2018, filed with this Post-Effective Amendment No. 163.

(g)(35)	Amended and Restated Annex I to the Foreign Custody Manager Agreement between Ivy Funds and The Bank of New York Mellon, as amended November 5, 2018, filed with this Post-Effective Amendment No. 163.

(h)	Other Material Contracts:

	(h)(1)	Expense Reimbursement Agreement between Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Asset Strategy Fund, Ivy Bond Fund, Ivy Capital Appreciation Fund, Ivy Core Equity Fund, Ivy Cundill Global Value Fund, Ivy Dividend Opportunities Fund, Ivy Global Natural Resources Fund, Ivy High Income Fund, Ivy International Balanced Fund, Ivy International Core Equity Fund, Ivy Mid Cap Growth Fund, Ivy Money Market Fund, Ivy Mortgage Securities Fund, Ivy Real Estate Securities Fund, Ivy Science and Technology Fund and Ivy Small Cap Growth Fund, dated February 13, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

	(h)(2)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Asset Strategy New Opportunities Fund, dated February 13, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

	(h)(3)	Expense Reimbursement Agreement between Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Asset Strategy Fund and Ivy International Growth Fund, dated February 13, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

	(h)(4)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Energy Fund, dated February 13, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

	(h)(5)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Global Bond Fund, dated February 13, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

	(h)(6)	Expense Reimbursement Agreement between Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Large Cap Growth Fund, dated February 13, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

	(h)(7)	Expense Limitation Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Micro Cap Growth Fund, dated February 13, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

	(h)(8)	Expense Limitation Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Municipal High Income Fund and Ivy Tax-Managed Equity Fund, dated February 13, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

	(h)(9)	Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, as amended February 11, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

	(h)(10)	Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, as amended February 11, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

	(h)(11)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Asset Strategy New Opportunities Fund, dated April 1, 2010, filed with Post-Effective Amendment No. 69, and incorporated by reference herein.

(h)(12)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Limited-Term Bond Fund, dated May 26, 2010, filed with Post-Effective Amendment No. 69, and incorporated by reference herein.

(h)(13)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Value Fund, dated July 29, 2010, filed with Post-Effective Amendment No. 69, and incorporated by reference herein.

(h)(14)	Expense Reimbursement Agreement between Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Asset Strategy Fund, Ivy Asset Strategy New Opportunities Fund, Ivy Balanced Fund, Ivy Bond Fund, Ivy Core Equity Fund, Ivy Cundill Global Value Fund, Ivy Dividend Opportunities Fund, Ivy Energy Fund, Ivy European Opportunities Fund, Ivy Global Bond Fund, Ivy Global Natural Resources Fund, Ivy High Income Fund, Ivy International Balanced Fund, Ivy International Core Equity Fund, Ivy International Growth Fund, Ivy Large Cap Growth Fund, Ivy Limited-Term Bond Fund, Ivy Managed European/Pacific Fund, Ivy Managed International Opportunities Fund, Ivy Micro Cap Growth Fund, Ivy Mid Cap Growth Fund, Ivy Municipal Bond Fund, Ivy Municipal High Income Fund, Ivy Pacific Opportunities Fund, Ivy Real Estate Securities Fund, Ivy Science and Technology Fund, Ivy Small Cap Growth Fund, Ivy Small Cap Value Fund, Ivy Tax-Managed Equity Fund and Ivy Value Fund, dated May 24, 2011, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

(h)(15)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Asset Strategy Fund, Ivy Asset Strategy New Opportunities Fund, Ivy Bond Fund, Ivy Core Equity Fund, Ivy Cundill Global Value Fund, Ivy Dividend Opportunities Fund, Ivy Energy Fund, Ivy Global Natural Resources Fund, Ivy High Income Fund, Ivy International Balanced Fund, Ivy International Core Equity Fund, Ivy Limited-Term Bond Fund, Ivy Mid Cap Growth Fund, Ivy Municipal High Income Fund, Ivy Real Estate Securities Fund, Ivy Science and Technology Fund, Ivy Small Cap Growth Fund and Ivy Value Fund, dated May 24, 2011, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

(h)(16)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Global Bond Fund, dated May 24, 2011, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

(h)(17)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Large Cap Growth Fund, dated May 24, 2011, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

(h)(18)	Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, effective June 9, 2011, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

(h)(19)	Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, effective June 13, 2011, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

(h)(20)	Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, effective June 13, 2011, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

(h)(21)	Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, as amended May 22, 2012, filed with Post-Effective Amendment No. 73, and incorporated by reference herein.

(h)(22)	Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company effective June 4, 2012, filed with Post-Effective Amendment No. 73, and incorporated by reference herein.

(h)(23)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Global Equity Income Fund, dated May 22, 2012, filed with Post-Effective Amendment No. 73, and incorporated by reference herein.

(h)(24)	Expense Reimbursement Agreement between Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Asset Strategy Fund, Ivy Asset Strategy New Opportunities Fund, Ivy Balanced Fund, Ivy Bond Fund, Ivy Core Equity Fund, Ivy Cundill Global Value Fund, Ivy Dividend Opportunities Fund, Ivy Energy Fund, Ivy European Opportunities Fund, Ivy Global Income Allocation Fund, Ivy Global Natural Resources Fund, Ivy High Income Fund, Ivy International Core Equity Fund, Ivy International Growth Fund, Ivy Large Cap Growth Fund, Ivy Limited-Term Bond Fund, Ivy Managed European/Pacific Fund, Ivy Managed International Opportunities Fund, Ivy Micro Cap Growth Fund, Ivy Mid Cap Growth Fund, Ivy Municipal Bond Fund, Ivy Municipal High Income Fund, Ivy Pacific Opportunities Fund, Ivy Real Estate Securities Fund, Ivy Science and Technology Fund, Ivy Small Cap Growth Fund, Ivy Small Cap Value Fund, Ivy Tax-Managed Equity Fund and Ivy Value Fund, dated May 22, 2012, filed with Post-Effective Amendment No. 75, and incorporated by reference herein.

(h)(25)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Asset Strategy Fund, Ivy Asset Strategy New Opportunities Fund, Ivy Bond Fund, Ivy Core Equity Fund, Ivy Cundill Global Value Fund, Ivy Dividend Opportunities Fund, Ivy Energy Fund, Ivy Global Income Allocation Fund, Ivy Global Natural Resources Fund, Ivy High Income Fund, Ivy International Core Equity Fund, Ivy Limited-Term Bond Fund, Ivy Mid Cap Growth Fund, Ivy Municipal High Income Fund, Ivy Real Estate Securities Fund, Ivy Science and Technology Fund, Ivy Small Cap Growth Fund and Ivy Value Fund, dated May 22, 2012, filed with Post-Effective Amendment No. 75, and incorporated by reference herein.

(h)(26)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Global Bond Fund, dated May 22, 2012, filed with Post-Effective Amendment No. 75, and incorporated by reference herein.

(h)(27)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Global Income Allocation Fund, dated May 22, 2012, filed with Post-Effective Amendment No. 75, and incorporated by reference herein.

(h)(28)	Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, filed with Post-Effective Amendment No. 79, and incorporated by reference herein.

(h)(29)	Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company amended February 26, 2013, filed with Post-Effective Amendment No. 82, and incorporated by reference herein.

(h)(30)	Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company amended February 26, 2013, filed with Post-Effective Amendment No. 82, and incorporated by reference herein.

(h)(31)	Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company amended February 26, 2013, filed with Post-Effective Amendment No. 82, and incorporated by reference herein.

(h)(32)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Global Real Estate Fund and Ivy Global Risk-Managed Real Estate Fund effective March 6, 2013, filed with Post-Effective Amendment No. 82, and incorporated by reference herein.

(h)(33)	Expense Reimbursement Agreement between Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Global Real Estate Fund and Ivy Global Risk-Managed Real Estate Fund effective March 6, 2013, filed with Post-Effective Amendment No. 82, and incorporated by reference herein.

(h)(34)	Exhibit C to the Administrative and Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, filed with Post-Effective Amendment No. 84, and incorporated by reference herein.

(h)(35)	Expense Reimbursement Agreement between Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Asset Strategy Fund, Ivy Asset Strategy New Opportunities Fund, Ivy Balanced Fund, Ivy Bond Fund, Ivy Core Equity Fund, Ivy Cundill Global Value Fund, Ivy Dividend Opportunities Fund, Ivy Energy Fund, Ivy European Opportunities Fund, Ivy Global Bond Fund, Ivy Global Equity Income Fund, Ivy Global Income Allocation Fund, Ivy Global Natural Resources Fund, Ivy Global Real Estate Fund, Ivy Global Risk-Managed Real Estate Fund, Ivy High Income Fund, Ivy International Core Equity Fund, Ivy International Growth Fund, Ivy Large Cap Growth Fund, Ivy Limited-Term Bond Fund, Ivy Managed European/Pacific Fund, Ivy Managed International Opportunities Fund, Ivy Micro Cap Growth Fund, Ivy Mid Cap Growth Fund, Ivy Money Market Fund, Ivy Municipal Bond Fund, Ivy Municipal High Income Fund, Ivy Pacific Opportunities Fund, Ivy Real Estate Securities Fund, Ivy Science and Technology Fund, Ivy Small Cap Growth Fund, Ivy Small Cap Value Fund, Ivy Tax-Managed Equity Fund and Ivy Value Fund, dated July 1, 2013, filed with Post-Effective Amendment No. 84, and incorporated by reference herein.

(h)(36)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Asset Strategy Fund, Ivy Asset Strategy New Opportunities Fund, Ivy Bond Fund, Ivy Core Equity Fund, Ivy Cundill Global Value Fund, Ivy Dividend Opportunities Fund, Ivy Energy Fund, Ivy Global Equity Income Fund, Ivy Global Income Allocation Fund, Ivy Global Natural Resources Fund, Ivy High Income Fund, Ivy International Core Equity Fund, Ivy Limited-Term Bond Fund, Ivy Mid Cap Growth Fund, Ivy Real Estate Securities Fund, Ivy Science and Technology Fund, and Ivy Small Cap Growth Fund, dated July 1, 2013, filed with Post-Effective Amendment No. 84, and incorporated by reference herein.

(h)(37)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Global Bond Fund, dated July 1, 2013, filed with Post-Effective Amendment No. 84, and incorporated by reference herein.

(h)(38)	Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended November 12, 2013, filed with Post-Effective Amendment No. 90, and incorporated by reference herein.

(h)(39)	Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended November 12, 2013, filed with Post-Effective Amendment No. 90, and incorporated by reference herein.

(h)(40)	Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, amended November 12, 2013, filed with Post-Effective Amendment No. 90, and incorporated by reference herein.

(h)(41)	Expense Reimbursement Agreement between Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Emerging Markets Equity Fund, dated November 12, 2013, filed with Post-Effective Amendment No. 90, and incorporated by reference herein.

(h)(42)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Emerging Markets Local Currency Debt Fund, effective February 26, 2014, filed with Post-Effective Amendment No. 95, and incorporated by reference herein.

(h)(43)	Expense Reimbursement Agreement between Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Emerging Markets Local Currency Debt Fund, effective February 26, 2014, filed with Post-Effective Amendment No. 95, and incorporated by reference herein.

(h)(44)	Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended November 12, 2013 and March 17, 2014, filed with Post-Effective Amendment No. 95, and incorporated by reference herein.

(h)(45)	Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended November 12, 2013 and March 17, 2014, filed with Post-Effective Amendment No. 95, and incorporated by reference herein.

(h)(46)	Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, amended November 12, 2013 and March 17, 2014, filed with Post-Effective Amendment No. 95, and incorporated by reference herein.

(h)(47)	Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended May 20, 2014, filed with Post-Effective Amendment No. 98, and incorporated by reference herein.

(h)(48)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Mid Cap Income Opportunities Fund, effective August 12, 2014, filed with Post-Effective Amendment No. 100, and incorporated by reference herein.

(h)(49)	Expense Reimbursement Agreement between Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Mid Cap Income Opportunities Fund, effective August 12, 2014, filed with Post-Effective Amendment No. 100, and incorporated by reference herein.

(h)(50)	Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended August 12, 2014, filed with Post-Effective Amendment No. 100, and incorporated by reference herein.

(h)(51)	Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended August 12, 2014, filed with Post-Effective Amendment No. 100, and incorporated by reference herein.

(h)(52)	Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, amended August 12, 2014, filed with Post-Effective Amendment No. 100, and incorporated by reference herein.

(h)(53)	Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company, effective August 13, 2014, filed with Post-Effective Amendment No. 100, and incorporated by reference herein.

(h)(54)	Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, amended January 1, 2015, filed with Post-Effective Amendment No. 102, and incorporated by reference herein.

(h)(55)	Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended January 1, 2015, filed with Post-Effective Amendment No. 102, and incorporated by reference herein.

(h)(56)	Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended January 1, 2015, filed with Post-Effective Amendment No. 102, and incorporated by reference herein.

(h)(57)	Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended February 24, 2015, filed with Post-Effective Amendment No. 105, and incorporated by reference herein.

(h)(58)	Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, amended October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

(h)(59)	Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

(h)(60)	Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

(h)(61)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Apollo Strategic Income Fund and Ivy Apollo Multi-Asset Income Fund, effective October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

(h)(62)	Expense Reimbursement Agreement between Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Apollo Strategic Income Fund and Ivy Apollo Multi-Asset Income Fund, effective October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

(h)(63)	Schedule A to the Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company, amended October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

(h)(64)	Schedule B to the Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company, amended October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

(h)(65)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Targeted Return Bond Fund dated December 21, 2015, filed with Post-Effective Amendment No. 110, and incorporated by reference herein.

(h)(66)	Expense Reimbursement Agreement between Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Targeted Return Bond Fund dated December 21, 2015, filed with Post-Effective Amendment No. 110, and incorporated by reference herein.

(h)(67)	Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended November 17, 2015, filed with Post-Effective Amendment No. 110, and incorporated by reference herein.

(h)(68)	Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended November 17, 2015, filed with Post-Effective Amendment No. 110, and incorporated by reference herein.

(h)(69)	Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, amended November 17, 2015, filed with Post-Effective Amendment No. 110, and incorporated by reference herein.

(h)(70)	Schedule A to the Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company, amended November 17, 2015, filed with Post-Effective Amendment No. 110, and incorporated by reference herein.

(h)(71)	Schedule B to the Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company, amended November 17, 2015, filed with Post-Effective Amendment No. 110, and incorporated by reference herein.

(h)(72)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Emerging Markets Local Currency Debt Fund dated December 21, 2015, filed with Post-Effective Amendment No. 112, and incorporated by reference herein.

(h)(73)	Expense Reimbursement Agreement between Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Emerging Markets Local Currency Debt Fund dated December 21, 2015, filed with Post-Effective Amendment No. 112, and incorporated by reference herein.

(h)(74)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Distributors, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Asset Strategy Fund, Ivy Bond Fund, Ivy Core Equity Fund, Ivy Cundill Global Value Fund, Ivy Dividend Opportunities Fund, Ivy Global Equity Income Fund, Ivy Global Income Allocation Fund, Ivy Global Natural Resources Fund, Ivy High Income Fund, Ivy International Core Equity Fund, Ivy Large Cap Growth Fund, Ivy LaSalle Global Real Estate Fund, Ivy LaSalle Global Risk-Managed Real Estate Fund, Ivy Limited-Term Bond Fund, Ivy Mid Cap Growth Fund, Ivy Real Estate Securities Fund, Ivy Science and Technology Fund and Ivy Small Cap Growth Fund, dated July 28, 2016, filed with Post-Effective Amendment No. 115, and incorporated by reference herein.

(h)(75)	Expense Reimbursement Agreement between Ivy Distributors, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Asset Strategy Fund, Ivy Balanced Fund, Ivy Bond Fund, Ivy Core Equity Fund, Ivy Cundill Global Value Fund, Ivy Dividend Opportunities Fund, Ivy Emerging Markets Equity Fund, Ivy Energy Fund, Ivy European Opportunities Fund, Ivy Global Bond Fund, Ivy Global Equity Income Fund, Ivy Global Growth Fund, Ivy Global Income Allocation Fund, Ivy Global Natural Resources Fund, Ivy High Income Fund, Ivy International Core Equity Fund, Ivy Large Cap Growth Fund, Ivy LaSalle Global Real Estate Fund, Ivy LaSalle Global Risk-Managed Real Estate Fund, Ivy Limited-Term Bond Fund, Ivy Managed International Opportunities Fund, Ivy Micro Cap Growth Fund, Ivy Mid Cap Growth Fund, Ivy Mid Cap Income Opportunities Fund, Ivy Municipal Bond Fund, Ivy Municipal High Income Fund, Ivy Real Estate Securities Fund, Ivy Science and Technology Fund, Ivy Small Cap Growth Fund, Ivy Small Cap Value Fund, Ivy Tax-Managed Equity Fund and Ivy Value Fund, dated July 28, 2016, filed with Post-Effective Amendment No. 115, and incorporated by reference herein.

(h)(76)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Distributors, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Global Bond Fund, dated July 28, 2016, filed with Post-Effective Amendment No. 115, and incorporated by reference herein.

(h)(77)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Distributors, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Emerging Markets Equity Fund, dated July 28, 2016, filed with Post-Effective Amendment No. 115, and incorporated by reference herein.

(h)(78)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Distributors, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Managed International Opportunities Fund, dated July 28, 2016, filed with Post-Effective Amendment No. 115, and incorporated by reference herein.

(h)(79)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Distributors, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Mid Cap Income Opportunities Fund, dated July 28, 2016, filed with Post-Effective Amendment No. 115, and incorporated by reference herein.

(h)(80)	Investment Management Fee Reduction Agreement between Ivy Investment Management Company and Ivy Funds, on behalf of its series Ivy Cundill Global Value Fund, dated July 28, 2016, and effective August 1, 2016, filed with Post-Effective Amendment No. 115, and incorporated by reference herein.

(h)(81)	Investment Management Fee Reduction Agreement between Ivy Investment Management Company and Ivy Funds, on behalf of its series Ivy Real Estate Securities Fund, dated July 28, 2016, and effective August 1, 2016, filed with Post-Effective Amendment No. 115, and incorporated by reference herein.

(h)(82)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Funds Distributors, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy California Municipal High Income Fund dated September 30, 2016, filed with Post-Effective Amendment No. 117, and incorporated by reference herein.

(h)(83)	Expense Reimbursement Agreement between Ivy Funds Distributors, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy California Municipal High Income Fund dated September 30, 2016, filed with Post-Effective Amendment No. 117, and incorporated by reference herein.

(h)(84)	Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended and effective October 3, 2016, filed with Post-Effective Amendment No. 117, and incorporated by reference herein.

(h)(85)	Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, amended and effective October 3, 2016, filed with Post-Effective Amendment No. 117, and incorporated by reference herein.

(h)(86)	Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, amended and effective October 3, 2016, filed with Post-Effective Amendment No. 117, and incorporated by reference herein.

(h)(87)	Schedule A to the Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company, amended and effective October 3, 2016, filed with Post-Effective Amendment No. 117, and incorporated by reference herein.

(h)(88)	Schedule B to the Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company, amended and effective October 3, 2016, filed with Post-Effective Amendment No. 117, and incorporated by reference herein.

(h)(89)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Distributors, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy IG International Small Cap Fund, filed with Post-Effective Amendment No. 121, and incorporated by reference herein.

(h)(90)	Expense Reimbursement Agreement between Ivy Distributors, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy IG International Small Cap Fund, filed with Post-Effective Amendment No. 121, and incorporated by reference herein.

(h)(91)	Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, filed with Post-Effective Amendment No. 121, and incorporated by reference herein.

(h)(92)	Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, filed with Post-Effective Amendment No. 121, and incorporated by reference herein.

(h)(93)	Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, filed with Post-Effective Amendment No. 121, and incorporated by reference herein.

(h)(94)	Schedule A to the Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company, filed with Post-Effective Amendment No. 121, and incorporated by reference herein.

(h)(95)	Schedule B to the Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company, filed with Post-Effective Amendment No. 121, and incorporated by reference herein.

(h)(96)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Distributors, Inc., and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Bond Fund, Ivy Emerging Markets Equity Fund and Ivy LaSalle Global Real Estate Fund, dated January 9, 2017, filed with Post-Effective Amendment No. 124, and incorporated by reference herein.

(h)(97)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Distributors, Inc., and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Apollo Multi-Asset Income Fund and Ivy Apollo Strategic Income Fund, dated January 31, 2017, filed with Post-Effective Amendment No. 124, and incorporated by reference herein.

(h)(98)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Distributors, Inc., and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Emerging Markets Local Currency Debt Fund, dated January 31, 2017, filed with Post-Effective Amendment No. 124, and incorporated by reference herein.

(h)(99)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Distributors, Inc., and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Targeted Return Bond Fund, dated January 31, 2017, filed with Post-Effective Amendment No. 124, and incorporated by reference herein.

(h)(100)	Expense Reimbursement Agreement between Ivy Distributors, Inc., and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Apollo Multi-Asset Income Fund, Ivy Apollo Strategic Income Fund, Ivy Emerging Markets Local Currency Debt Fund and Ivy Targeted Return Bond Fund, dated January 31, 2017, filed with Post-Effective Amendment No. 124, and incorporated by reference herein.

(h)(101)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Distributors, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Crossover Credit Fund, filed with Post-Effective Amendment No. 129, and incorporated by reference herein.

(h)(102)	Expense Reimbursement Agreement between Ivy Distributors, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy Crossover Credit Fund, filed with Post-Effective Amendment No. 129, and incorporated by reference herein.

(h)(103)	Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, filed with Post-Effective Amendment No. 129, and incorporated by reference herein.

(h)(104)	Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, filed with Post-Effective Amendment No. 129, and incorporated by reference herein.

(h)(105)	Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, filed with Post-Effective Amendment No. 129, and incorporated by reference herein.

(h)(106)	Schedule A to the Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company, filed with Post-Effective Amendment No. 129, and incorporated by reference herein.

(h)(107)	Schedule B to the Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company, filed with Post-Effective Amendment No. 129, and incorporated by reference herein.

(h)(108)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Distributors, Inc., Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Ivy ProShares Russell 2000 Dividend Growers Index Fund, Ivy ProShares Interest Rate Hedged High Yield Index Fund, Ivy ProShares S&P 500 Bond Index Fund and Ivy ProShares MSCI ACWI Index Fund, dated February 22, 2017, filed with Post-Effective Amendment No. 132, and incorporated by reference herein.

(h)(109)	Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, filed with Post-Effective Amendment No. 132, and incorporated by reference herein.

(h)(110)	Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, filed with Post-Effective Amendment No. 132, and incorporated by reference herein.

(h)(111)	Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, filed with Post-Effective Amendment No. 132, and incorporated by reference herein.

(h)(112)	Schedule A to the Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company, filed with Post-Effective Amendment No. 132, and incorporated by reference herein.

(h)(113)	Schedule B to the Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company, filed with Post-Effective Amendment No. 132, and incorporated by reference herein.

(h)(114)	Expense Reimbursement Agreement between Ivy Investment Management Company, Ivy Distributors, Inc., and Waddell & Reed Services Company, and Ivy Funds, on behalf of its series Ivy PineBridge High Yield Fund, dated May 17, 2017, filed with Post-Effective Amendment No. 137, and incorporated by reference herein.

(h)(115)	Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, filed with Post-Effective Amendment No. 137, and incorporated by reference herein.

(h)(116)	Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, filed with Post-Effective Amendment No. 137, and incorporated by reference herein.

(h)(117)	Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, filed with Post-Effective Amendment No. 137, and incorporated by reference herein.

(h)(118)	Schedule A to the Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company, filed with Post-Effective Amendment No. 137, and incorporated by reference herein.

(h)(119)	Schedule B to the Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company, filed with Post-Effective Amendment No. 137, and incorporated by reference herein.

(h)(120)	Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, filed with Post-Effective Amendment No. 142, and incorporated by reference herein.

(h)(121)	Expense Reimbursement Agreement by and between Ivy Investment Management Company, Ivy Distributors, Inc. and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Advantus Bond Fund, Ivy Advantus Real Estate Securities Fund, Ivy Asset Strategy Fund, Ivy Core Equity Fund, Ivy Cundill Global Value Fund, Ivy Dividend Opportunities Fund, Ivy Emerging Markets Equity Fund, Ivy Global Bond Fund, Ivy Global Equity Income Fund, Ivy Global Income Allocation

Fund, Ivy Government Securities Fund, Ivy High Income Fund, Ivy International Core Equity Fund, Ivy Large Cap Growth Fund, Ivy LaSalle Global Real Estate Fund, Ivy LaSalle Global Risk-Managed Real Estate Fund, Ivy Limited-Term Bond Fund, Ivy Managed International Opportunities Fund, Ivy Mid Cap Growth Fund, Ivy Mid Cap Income Opportunities Fund, Ivy Municipal High Income Fund, Ivy Natural Resources Fund, Ivy Science and Technology Fund and Ivy Small Cap Growth Fund, dated May 18, 2017, filed with Post-Effective Amendment No. 142, and incorporated by reference herein.

(h)(122)	Expense Reimbursement Agreement by and between Ivy Distributors, Inc. and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Advantus Bond Fund, Ivy Advantus Real Estate Securities Fund, Ivy Asset Strategy Fund, Ivy Balanced Fund, Ivy Core Equity Fund, Ivy Cundill Global Value Fund, Ivy Dividend Opportunities Fund, Ivy Emerging Markets Equity Fund, Ivy Energy Fund, Ivy European Opportunities Fund, Ivy Global Bond Fund, Ivy Global Equity Income Fund, Ivy Global Growth Fund, Ivy Global Income Allocation Fund, Ivy High Income Fund, Ivy International Core Equity Fund, Ivy Large Cap Growth Fund, Ivy LaSalle Global Real Estate Fund, Ivy LaSalle Global Risk-Managed Real Estate Fund, Ivy Limited-Term Bond Fund, Ivy Managed International Opportunities Fund, Ivy Micro Cap Growth Fund, Ivy Mid Cap Growth Fund, Ivy Mid Cap Income Opportunities Fund, Ivy Municipal Bond Fund, Ivy Municipal High Income Fund, Ivy Natural Resources Fund, Ivy Science and Technology Fund, Ivy Small Cap Core Fund, Ivy Small Cap Growth Fund, Ivy Tax-Managed Equity Fund and Ivy Value Fund, dated May 18, 2017, filed with Post-Effective Amendment No. 142, and incorporated by reference herein.

(h)(123)	Investment Management Fee Reduction Agreement by and between Ivy Investment Management Company and Ivy Funds, on behalf of its series Ivy Cundill Global Value Fund, dated August 1, 2016, as amended May 18, 2017, filed with Post-Effective Amendment No. 142, and incorporated by reference herein.

(h)(124)	Investment Management Fee Reduction Agreement by and between Ivy Investment Management Company and Ivy Funds, on behalf of its series Ivy Advantus Real Estate Securities Fund, dated August 1, 2016, as amended May 18, 2017, filed with Post-Effective Amendment No. 142, and incorporated by reference herein.

(h)(125)	Expense Reimbursement Agreement by and between Ivy Investment Management Company, Ivy Distributors, Inc., Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy California Municipal High Income Fund, Ivy Government Money Market Fund, Ivy LaSalle Global Real Estate Fund, Ivy LaSalle Global Risk-Managed Real Estate Fund, Ivy Managed International Opportunities Fund, Ivy Municipal Bond Fund, Ivy Municipal High Income Fund and Ivy Tax-Managed Equity Fund, dated June 29, 2017, filed with Post-Effective Amendment No. 142, and incorporated by reference herein.

(h)(126)	Expense Reimbursement Agreement by and between Ivy Distributors, Inc., Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Emerging Markets Equity Fund, Ivy High Income Fund, Ivy International Core Equity Fund, Ivy Small Cap Core Fund and Ivy Small Cap Growth Fund, dated June 29, 2017, filed with Post-Effective Amendment No. 142, and incorporated by reference herein.

(h)(127)	Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, as amended September 1, 2017, filed with Post-Effective Amendment No. 146, and incorporated by reference herein.

(h)(128)	Schedule A to the Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company, as amended September 1, 2017, filed with Post-Effective Amendment No. 146, and incorporated by reference herein.

(h)(129)	Schedule B to the Master Interfund Lending Agreement between Ivy Funds, Waddell & Reed Advisors Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios, Ivy Investment Management Company and Waddell & Reed Investment Management Company, as amended September 1, 2017, filed with Post-Effective Amendment No. 146, and incorporated by reference herein.

(h)(130)	Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, as amended September 1, 2017, filed with Post-Effective Amendment No. 146, and incorporated by reference herein.

(h)(131)	Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, as amended September 1, 2017, filed with Post-Effective Amendment No. 146, and incorporated by reference herein.

(h)(132)	Expense Reimbursement Agreement by and between Ivy Investment Management Company, Ivy Distributors, Inc., Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Government Securities Fund, dated May 17, 2017, filed with Post-Effective Amendment No. 146, and incorporated by reference herein.

(h)(133)	Expense Reimbursement Agreement by and between Ivy Distributors, Inc., Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Government Securities Fund, dated May 17, 2017, filed with Post-Effective Amendment No. 146, and incorporated by reference herein.

(h)(134)	Amended and Restated Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, as amended November 15, 2017, filed with Post-Effective Amendment No. 151, and incorporated by reference herein.

(h)(135)	Expense Reimbursement Agreement by and between Ivy Investment Management Company, Ivy Distributors, Inc., Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Global Equity Income Fund, dated November 14, 2017, filed with Post-Effective Amendment No. 151, and incorporated by reference herein.

(h)(136)	Expense Reimbursement Agreement by and between Ivy Investment Management Company, Ivy Distributors, Inc. and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Pictet Emerging Markets Local Currency Debt Fund, dated May 18, 2017, filed with Post-Effective Amendment No. 154, and incorporated by reference herein.

(h)(137)	Expense Reimbursement Agreement by and between Ivy Investment Management Company, Ivy Distributors, Inc. and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Apollo Multi-Asset Income Fund, Ivy Apollo Strategic Income Fund, Ivy California Municipal High Income Fund, Ivy IG International Small Cap Fund and Ivy Pictet Targeted Return Bond Fund, dated November 15, 2017, filed with Post-Effective Amendment No. 154, and incorporated by reference herein.

(h)(138)	Expense Reimbursement Agreement by and between Ivy Distributors, Inc. and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Apollo Multi-Asset Income Fund, Ivy Apollo Strategic Income Fund, Ivy California Municipal High Income Fund, Ivy IG International Small Cap Fund, Ivy Pictet Emerging Markets Local Currency Debt Fund and Ivy Pictet Targeted Return Bond Fund, dated November 15, 2017, filed with Post-Effective Amendment No. 154, and incorporated by reference herein.

(h)(139)	Amended and Restated Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, as amended May 16, 2018, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

(h)(140)	Amended and Restated Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, as amended May 16, 2018, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

(h)(141)	Amended and Restated Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, as amended May 16, 2018, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

(h)(142)	Amended and Restated Schedule A to the Master Interfund Lending Agreement between Ivy Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios and Ivy Investment Management Company, as amended May 16, 2018, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

(h)(143)	Amended and Restated Schedule B to the Master Interfund Lending Agreement between Ivy Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios and Ivy Investment Management Company, as amended May 16, 2018, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

(h)(144)	Management Fee Waiver Agreement by and between Ivy Investment Management Company and Ivy Funds, on behalf of its series Ivy Pzena International Value Fund and Ivy Securian Real Estate Securities Fund, effective July 31, 2018, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

(h)(145)	Expense Reimbursement Agreement by and between Ivy Investment Management Company, Ivy Distributors, Inc., Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Core Equity Fund, Ivy Dividend Opportunities Fund, Ivy Energy Fund, Ivy Government Securities Fund, Ivy Global Bond Fund, Ivy Municipal Bond Fund, Ivy Tax-Managed Equity Fund and Ivy Value Fund, dated October 9, 2017, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

(h)(146)	Expense Reimbursement Agreement by and between Ivy Investment Management Company, Ivy Distributors, Inc., Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Accumulative Fund, Ivy Cash Management Fund and Ivy Wilshire Global Allocation Fund, dated January 8, 2018, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

(h)(147)	Expense Reimbursement Agreement by and between Ivy Investment Management Company, Ivy Distributors, Inc., Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Accumulative Fund and Ivy Wilshire Global Allocation Fund, dated January 8, 2018, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

(h)(148)	Expense Reimbursement Agreement by and between Ivy Distributors, Inc., Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Balanced Fund, Ivy Global Growth Fund, Ivy High Income Fund, Ivy Large Cap Growth Fund, Ivy Mid Cap Growth Fund, Ivy Municipal High Income Fund, Ivy Science and Technology Fund and Ivy Small Cap Growth Fund, dated February 21, 2018, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

(h)(149)	Expense Reimbursement Agreement by and between Ivy Investment Management Company, Ivy Distributors, Inc. and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Global Equity Income Fund, Ivy Global Growth Fund, Ivy High Income Fund, Ivy Large Cap Growth Fund, Ivy Mid Cap Growth Fund, Ivy Municipal High Income Fund, Ivy Science and Technology Fund and Ivy Small Cap Growth Fund, dated February 21, 2018, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

(h)(150)	Expense Reimbursement Agreement by and between Ivy Investment Management Company, Ivy Distributors, Inc. and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Accumulative Fund and Ivy Wilshire Global Allocation Fund, dated February 21, 2018, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

(h)(151)	Expense Reimbursement Agreement by and between Ivy Investment Management Company, Ivy Distributors, Inc. and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Asset Strategy Fund, Ivy Emerging Markets Equity Fund, Ivy Global Income Allocation Fund, Ivy Government Money Market Fund, Ivy High Income Fund, Ivy International Core Equity Fund, Ivy Large Cap Growth Fund, Ivy LaSalle Global Real Estate Fund, Ivy LaSalle Global Risk-Managed Real Estate Fund, Ivy Limited-Term Bond Fund, Ivy Managed International Opportunities Fund, Ivy Mid Cap Growth Fund, Ivy Mid Cap Income Opportunities Fund, Ivy Municipal High Income Fund, Ivy Natural Resources Fund, Ivy Science and Technology Fund, Ivy Securian Core Bond Fund, Ivy Securian Real Estate Securities Fund and Ivy Small Cap Growth Fund, dated July 18, 2018, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

(h)(152)	Expense Reimbursement Agreement by and between Ivy Distributors, Inc. and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Emerging Markets Equity Fund, Ivy High Income Fund, Ivy International Core Equity Fund, Ivy Small Cap Core Fund and Ivy Small Cap Growth Fund, dated July 18, 2018, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

(h)(153)	Expense Reimbursement Agreement by and between Ivy Distributors, Inc. and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy LaSalle Global Real Estate Fund, Ivy LaSalle Global Risk-Managed Real Estate Fund, Ivy Managed International Opportunities Fund, Ivy Municipal Bond Fund, Ivy Municipal High Income Fund and Ivy Tax-Managed Equity Fund, dated July 18, 2018, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

(h)(154)	Expense Reimbursement Agreement by and between Ivy Distributors, Inc. and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Asset Strategy Fund, Ivy Emerging Markets Equity Fund, Ivy European Opportunities Fund, Ivy Global Income Allocation Fund, Ivy International Core Equity Fund, Ivy LaSalle Global Real Estate Fund, Ivy LaSalle Global Risk-Managed Real Estate Fund, Ivy Limited-Term Bond Fund, Ivy Managed International Opportunities Fund, Ivy Micro Cap Growth Fund, Ivy Mid Cap Income Opportunities Fund, Ivy Natural Resources Fund, Ivy Pzena International Value Fund, Ivy Securian Core Bond Fund, Ivy Securian Real Estate Securities Fund and Ivy Small Cap Core Fund, dated July 18, 2018, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

(h)(155)	Expense Reimbursement Agreement by and between Ivy Investment Management Company, Ivy Distributors, Inc. and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Apollo Multi-Asset Income Fund, Ivy Apollo Strategic Income Fund and Ivy IG International Small Cap Fund, dated July 18, 2018, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

(h)(156)	Expense Reimbursement Agreement by and between Ivy Investment Management Company, Ivy Distributors, Inc. and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Energy Fund, Ivy International Core Equity Fund, Ivy Large Cap Growth Fund, Ivy Mid Cap Growth Fund, Ivy Municipal High Income Fund, Ivy Small Cap Core Fund and Ivy Small Cap Growth Fund, dated July 31, 2018, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

(h)(157)	Expense Reimbursement Agreement by and between Ivy Investment Management Company, Ivy Distributors, Inc. and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Large Cap Growth Fund and Ivy Small Cap Growth Fund, dated July 31, 2018, filed with Post-Effective Amendment No. 161, and incorporated by reference herein.

(h)(158)	Expense Reimbursement Agreement by and between Ivy Distributors, Inc. and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Accumulative Fund, Ivy Apollo Multi-Asset

Income Fund, Ivy Apollo Strategic Income Fund, Ivy Asset Strategy Fund, Ivy Balanced Fund, Ivy Core Equity Fund, Ivy Corporate Bond Fund, Ivy Crossover Credit Fund, Ivy Emerging Markets Equity Fund, Ivy Energy Fund, Ivy European Opportunities Fund, Ivy Global Bond Fund, Ivy Global Equity Income Fund, Ivy Global Growth Fund, Ivy Global Income Allocation Fund, Ivy Government Securities Fund, Ivy High Income Fund, Ivy IG International Small Cap Fund, Ivy International Core Equity Fund, Ivy Large Cap Growth Fund, Ivy LaSalle Global Real Estate Fund, Ivy LaSalle Global Risk-Managed Real Estate Fund, Ivy Limited-Term Bond Fund, Ivy Managed International Opportunities Fund, Ivy Micro Cap Growth Fund, Ivy Mid Cap Growth Fund, Ivy Mid Cap Income Opportunities Fund, Ivy Municipal Bond Fund, Ivy Municipal High Income Fund, Ivy Natural Resources Fund, Ivy Pictet Emerging Markets Local Currency Debt Fund , Ivy Pictet Targeted Return Bond Fund , Ivy PineBridge High Yield Fund, Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, Ivy ProShares Russell 2000 Dividend Growers Index Fund, Ivy ProShares Interest Rate Hedged High Yield Index Fund, Ivy ProShares S&P 500 Bond Index Fund, Ivy ProShares MSCI ACWI Index Fund, Ivy Pzena International Value Fund, Ivy Science and Technology Fund, Ivy Securian Core Bond Fund, Ivy Securian Real Estate Securities Fund, Ivy Small Cap Core Fund, Ivy Small Cap Growth Fund, Ivy Tax-Managed Equity Fund, Ivy Value Fund and Ivy Wilshire Global Allocation Fund, dated August 15, 2018, filed with Post-Effective Amendment No. 161, and incorporated by reference herein.

(h)(159)	Expense Reimbursement Agreement by and between Ivy Investment Management Company, Ivy Distributors, Inc. and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Asset Strategy Fund, Ivy International Core Equity Fund, Ivy Large Cap Growth Fund, Ivy LaSalle Global Real Estate Fund and Ivy Small Cap Growth Fund, dated August 15, 2018, filed with this Post-Effective Amendment No. 163.

(h)(160)	Expense Reimbursement Agreement by and between Ivy Distributors, Inc. and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Asset Strategy Fund, Ivy International Core Equity Fund and Ivy LaSalle Global Real Estate Fund, dated August 15, 2018, filed with this Post-Effective Amendment No. 163.

(h)(161)	Amended and Restated Appendix A to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, as amended November 5, 2018, filed with this Post-Effective Amendment No. 163.

(h)(162)	Amended and Restated Exhibit B to the Shareholder Servicing Agreement between Ivy Funds and Waddell & Reed Services Company, as amended November 5, 2018, filed with this Post-Effective Amendment No. 163.

(h)(163)	Amended and Restated Appendix A to the Accounting and Administrative Services Agreement between Ivy Funds and Waddell & Reed Services Company, as amended November 5, 2018, filed with this Post-Effective Amendment No. 163.

(h)(164)	Amended and Restated Schedule A to the Master Interfund Lending Agreement between Ivy Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios and Ivy Investment Management Company, as amended November 5, 2018, filed with this Post-Effective Amendment No. 163.

(h)(165)	Amended and Restated Schedule B to the Master Interfund Lending Agreement between Ivy Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios and Ivy Investment Management Company, as amended November 5, 2018, filed with this Post-Effective Amendment No. 163.

(h)(166)	Expense Reimbursement Agreement by and between Ivy Investment Management Company, Ivy Distributors, Inc. and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Apollo Multi-Asset Income Fund, Ivy Apollo Strategic Income Fund, Ivy California Municipal High Income Fund, Ivy Crossover Credit Fund, Ivy IG International Small Cap Fund, Ivy Pictet Emerging Markets Local Currency Debt Fund, Ivy Pictet Targeted Return Bond Fund, Ivy PineBridge High Yield Fund, Ivy ProShares Interest Rate Hedged High Yield Index Fund, Ivy ProShares MSCI ACWI Index Fund, Ivy ProShares Russell 2000 Dividend Growers Index Fund, Ivy ProShares S&P 500 Bond Index Fund and Ivy ProShares S&P 500 Dividend Aristocrats Index Fund, dated November 14, 2018, filed with this Post-Effective Amendment No. 163.

	(h)(167)	Expense Reimbursement Agreement by and between Ivy Distributors, Inc. and Waddell & Reed Services Company and Ivy Funds, on behalf of its series Ivy Apollo Multi-Asset Income Fund, Ivy Apollo Strategic Income Fund, Ivy California Municipal High Income Fund, Ivy Crossover Credit Fund, Ivy IG International Small Cap Fund, Ivy Pictet Emerging Markets Local Currency Debt Fund and Ivy Pictet Targeted Return Bond Fund, dated November 14, 2018, filed with this Post-Effective Amendment No. 163.

(i)	Opinion and Consent of Counsel: Filed with this Post-Effective Amendment No. 163.

(j)	Consent of Independent Registered Public Accounting Firm: Filed with this Post-Effective Amendment No. 163.

(k)	Omitted Financial Statements: Not applicable.

(l)	Initial Capital Agreements: Not applicable.

(m)	Rule 12b-1 Plans:

	(m)(2)	Distribution and Service Plan, dated November 13, 2008, filed with Post-Effective Amendment No. 65, and incorporated by reference herein.

	(m)(3)	Amended and Restated Appendix A to the Ivy Funds Distribution and Service Plan, dated November 13, 2008, as amended January 9, 2017, and effective February 22, 2017, filed with Post-Effective Amendment No. 129, and incorporated by reference herein.

	(m)(4)	Amended and Restated Appendix A to the Ivy Funds Distribution and Service Plan, dated November 13, 2008, as amended January 9, 2017, and effective April 20, 2017, filed with Post-Effective Amendment No. 132, and incorporated by reference herein.

	(m)(5)	Amended and Restated Appendix A to the Ivy Funds Distribution and Service Plan, dated November 13, 2008, as amended January 9, 2017, and effective May 18, 2017, filed with Post-Effective Amendment No. 137, and incorporated by reference herein.

	(m)(6)	Amended and Restated Appendix A to the Ivy Funds Distribution and Service Plan, dated November 13, 2008, as amended May 16, 2018, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

	(m)(7)	Amended and Restated Appendix A to the Ivy Funds Distribution and Service Plan, dated November 13, 2008, as amended November 5, 2018, filed with this Post-Effective Amendment No. 163.

(n)	Rule 18f-3 Plans:

	(n)(1)	Multiple Class Plan for Ivy Funds, as amended February 11, 2010, filed with Post-Effective Amendment No. 68, and incorporated by reference herein.

(n)(2)	Appendix A to the Multiple Class Plan for Ivy Funds, effective June 13, 2011, filed with Post-Effective Amendment No. 70, and incorporated by reference herein.

(n)(3)	Appendix A to the Multiple Class Plan for Ivy Funds effective June 4, 2012, filed with Post-Effective Amendment No. 73, and incorporated by reference herein.

(n)(4)	Appendix A to the Multiple Class Plan for Ivy Funds, filed with Post-Effective Amendment No. 79, and incorporated by reference herein.

(n)(5)	Appendix A to the Multiple Class Plan for Ivy Funds, amended February 26, 2013, filed with Post-Effective Amendment No. 82, and incorporated by reference herein.

(n)(6)	Appendix A to the Multiple Class Plan for Ivy Funds, amended November 12, 2013, filed with Post-Effective Amendment No. 90, and incorporated by reference herein.

(n)(7)	Appendix A to the Multiple Class Plan for Ivy Funds, amended November 12, 2013 and March 17, 2014, filed with Post-Effective Amendment No. 95, and incorporated by reference herein.

(n)(8)	Appendix A to the Multiple Class Plan for Ivy Funds, filed with Post-Effective Amendment No. 98, and incorporated by reference herein.

(n)(9)	Appendix A to the Multiple Class Plan for Ivy Funds, filed with Post-Effective Amendment No. 100, and incorporated by reference herein.

(n)(10)	Appendix A to the Multiple Class Plan for Ivy Funds, amended January 30, 2015, filed with Post-Effective Amendment No. 102, and incorporated by reference herein.

(n)(11)	Appendix A to the Multiple Class Plan for Ivy Funds, amended October 1, 2015, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

(n)(12)	Appendix A to the Multiple Class Plan for Ivy Funds, amended November 17, 2015, filed with Post-Effective Amendment No. 110, and incorporated by reference herein.

(n)(13)	Appendix A to the Multiple Class Plan for Ivy Funds, amended and effective October 3, 2016, filed with Post-Effective Amendment No. 117, and incorporated by reference herein.

(n)(14)	Appendix A to the Multiple Class Plan for Ivy Funds, filed with Post-Effective Amendment No. 121, and incorporated by reference herein.

(n)(15)	Appendix A to the Multiple Class Plan for Ivy Funds, filed with Post-Effective Amendment No. 129, and incorporated by reference herein.

(n)(16)	Appendix A to the Multiple Class Plan for Ivy Funds, filed with Post-Effective Amendment No. 132, and incorporated by reference herein.

(n)(17)	Appendix A to the Multiple Class Plan for Ivy Funds, filed with Post-Effective Amendment No. 137, and incorporated by reference herein.

(n)(18)	Appendix A to the Multiple Class Plan for Ivy Funds, filed with Post-Effective Amendment No. 142, and incorporated by reference herein.

(n)(19)	Appendix A to the Multiple Class Plan for Ivy Funds, as amended September 1, 2017, filed with Post-Effective Amendment No. 146, and incorporated by reference herein.

(n)(20)	Amended and Restated Appendix A to the Multiple Class Plan for Ivy Funds, as amended November 15, 2017, filed with Post-Effective Amendment No. 151, and incorporated by reference herein.

	(n)(21)	Amended and Restated Appendix A to the Multiple Class Plan for Ivy Funds, as amended May 16, 2018, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

	(n)(22)	Amended and Restated Appendix A to the Multiple Class Plan for Ivy Funds, as amended November 5, 2018, filed with this Post-Effective Amendment No. 163.

(p)	Codes of Ethics:

Code of Ethics, as amended August 2007, filed by EDGAR on May 30, 2008 as EX-99.B(p)code to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A and incorporated by reference herein.

Code of Ethics pursuant to the Sarbanes-Oxley Act of 2002, filed by EDGAR on January 28, 2004 as EX-99.B(p)code-so-ivy to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A and incorporated by reference herein.

	(p)(1)	Code of Ethics for Waddell & Reed Financial, Inc., Waddell & Reed, Inc., Waddell & Reed Investment Management Company, Fiduciary Trust Company of New Hampshire, Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios, Waddell & Reed InvestEd Portfolios, Ivy Funds, Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, doing business as WI Services Company, as revised May 2010, filed with Post-Effective Amendment No. 69, and incorporated by reference herein.

	(p)(2)	Code of Ethics for Advantus Capital Management, Inc., dated January 2009, filed with Post-Effective Amendment No. 69, and incorporated by reference herein.

	(p)(3)	Code of Ethics for Mackenzie Financial Corporation, dated October 2008, filed with Post-Effective Amendment No. 69, and incorporated by reference herein.

	(p)(4)	Code of Ethics for Wall Street Associates, dated December 2009, filed with Post-Effective Amendment No. 69, and incorporated by reference herein.

	(p)(5)	Code of Ethics for Waddell & Reed Financial, Inc., Waddell & Reed, Inc., Waddell & Reed Investment Management Company, Fiduciary Trust Company of New Hampshire, Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios, Waddell & Reed InvestEd Portfolios, Ivy Funds, Ivy Investment Management Company, Ivy Funds Distributor, Inc. and Waddell & Reed Services Company, doing business as WI Services Company (WISC), as revised May 2011, filed with Post-Effective Amendment No. 72, and incorporated by reference herein.

	(p)(6)	Code of Ethics for Mackenzie Financial Corporation, dated April 2012, filed with Post-Effective Amendment No. 75, and incorporated by reference herein.

	(p)(7)	Code of Ethics for Advantus Capital Management, Inc., dated May 2012, filed with Post-Effective Amendment No. 75, and incorporated by reference herein.

	(p)(8)	Code of Ethics for Waddell & Reed Financial, Inc., Waddell & Reed, Inc., Waddell & Reed Investment Management Company, Fiduciary Trust Company of New Hampshire, Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios, InvestEd Portfolios, Ivy Funds, Ivy Investment Management Company, Ivy Funds Distributor, Inc., and Waddell & Reed Services Company, doing business as WI Services Company, as revised November 2012, filed with Post-Effective Amendment No. 79, and incorporated by reference herein.

(p)(9)	Code of Ethics for LaSalle Investment Management (Securities), L.P., LaSalle Investment Management Securities B.V. and LaSalle Investment Management Securities Hong Kong, effective January 24, 2013, filed with Post-Effective Amendment No. 82, and incorporated by reference herein.

(p)(10)	Code of Ethics for Wall Street Associates, dated December 2012, filed with Post-Effective Amendment No. 84, and incorporated by reference herein.

(p)(11)	Code of Ethics for Advantus Capital Management, Inc. and Affiliates, dated April 10, 2013, filed with Post-Effective Amendment No. 84, and incorporated by reference herein.

(p)(12)	Code of Ethics for Pictet Asset Management, dated July 2013, filed with Post-Effective Amendment No. 95, and incorporated by reference herein.

(p)(13)	Code of Ethics for Advantus Capital Management, Inc., dated January 31, 2014, filed with Post-Effective Amendment No. 98, and incorporated by reference herein.

(p)(14)	Code of Ethics for LaSalle Investment Management (Securities), L.P., LaSalle Investment Management Securities B.V. and LaSalle Investment Management Securities Hong Kong, effective April 7, 2014, filed with Post-Effective Amendment No. 98, and incorporated by reference herein.

(p)(15)	Code of Ethics for Mackenzie Financial Corporation, dated October 2012, filed with Post-Effective Amendment No. 98, and incorporated by reference herein.

(p)(16)	Code of Ethics for Wall Street Associates, dated December 2013, filed with Post-Effective Amendment No. 98, and incorporated by reference herein.

(p)(17)	Code of Ethics for LaSalle Investment Management (Securities), L.P., LaSalle Investment Management Securities B.V. and LaSalle Investment Management Securities Hong Kong, amended March 25, 2015, filed with Post-Effective Amendment No. 105, and incorporated by reference herein.

(p)(18)	Code of Ethics for Apollo Credit Management, LLC, amended July 2014, filed with Post-Effective Amendment No. 107, and incorporated by reference herein.

(p)(19)	Code of Ethics for Pictet Asset Management, amended March 2015, filed with Post-Effective Amendment No. 110, and incorporated by reference herein.

(p)(20)	Code of Ethics for LaSalle Investment Management Securities, effective March 14, 2016, filed with Post-Effective Amendment No. 115, and incorporated by reference herein.

(p)(21)	Investors Group Inc. Personal Trading Conduct Policy for Directors and Access Persons, dated April 28, 2010, filed with Post-Effective Amendment No. 121, and incorporated by reference herein.

(p)(22)	Code of Ethics for Waddell & Reed Financial, Inc., Waddell & Reed, Inc., Waddell & Reed Investment Management Company, Fiduciary Trust Company of New Hampshire, Waddell & Reed Advisors Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios, Ivy Funds, Ivy NextShares, Ivy Investment Management Company, Ivy Distributors, Inc., Waddell & Reed Services Company, doing business as WI Services Company, and Ivy High Income Opportunities Fund, as revised August 2015, filed with Post-Effective Amendment No. 124, and incorporated by reference herein.

(p)(23)	Code of Ethics for Apollo Credit Management, LLC, amended October 2016, filed with Post-Effective Amendment No. 124, and incorporated by reference herein.

(p)(24)	Code of Ethics for ProShare Advisors LLC, dated September 16, 2015, as revised September 12, 2016, filed with Post-Effective Amendment No. 132, and incorporated by reference herein.

(p)(25)	Code of Ethics for PineBridge Investments LLC, effective November 2016, filed with Post-Effective Amendment No. 137, and incorporated by reference herein.

(p)(26)	Code of Ethics for Advantus Capital Management, Inc., dated July 28, 2016, filed with Post-Effective Amendment No. 142, and incorporated by reference herein.

(p)(27)	Code of Ethics for Pictet Asset Management, amended December 2017, filed with Post-Effective Amendment No. 154, and incorporated by reference herein.

(p)(28)	Code of Ethics for Pzena Investment Management, LLC, dated December 2017, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

(p)(29)	Code of Ethics for LaSalle Investment Management Securities, effective January 2018, filed with Post-Effective Amendment No. 159, and incorporated by reference herein.

(p)(30)	Code of Ethics for Waddell & Reed Financial, Inc.; Waddell & Reed, Inc.; Fiduciary Trust Company of New Hampshire; Ivy Variable Insurance Portfolios; InvestEd Portfolios; Ivy Funds; Ivy NextShares; Ivy Investment Management Company; Waddell & Reed Investment Management Company; Ivy Distributors, Inc.; Waddell & Reed Services Company, doing business as WI Services Company; and Ivy High Income Opportunities Fund, as revised October 1, 2018, filed with Post-Effective Amendment No. 161, and incorporated by reference herein.

(p)(31)	Code of Ethics for Wilshire Associates Incorporated, effective September 2018, filed with Post-Effective Amendment No. 161, and incorporated by reference herein.

(p)(32)	Code of Ethics for Apollo Credit Management, LLC, amended July 2018, filed with this Post-Effective Amendment No. 163.

(p)(33)	Code of Ethics for Pictet Asset Management, amended August 2018, filed with this Post-Effective Amendment No. 163.

Item 29.	Persons Controlled by or Under Common Control with Registrant: Not applicable.

Item 30.	Indemnification

Reference is made to Article VII of the Trust Instrument of the Registrant, filed by EDGAR on January 29, 2010 as Exhibit (a)(1) to Post-Effective Amendment No. 65 and to Article VI of the Distribution Agreement, filed by EDGAR on January 29, 2010 as Exhibit (e)(1) to Post-Effective Amendment No. 65, and to Article VII of the Amended and Restated Agreement and Declaration of Trust, filed by EDGAR on September 1, 2017, as Exhibit (a)(19) to Post-Effective Amendment No. 146, each of which provides indemnification. Also refer to Section 3817 of the Delaware Statutory Trust Act.

Registrant undertakes to carry out all indemnification provisions of its Trust Instrument, Bylaws, and the above-described contracts in accordance with the Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

Insofar as indemnification for liability arising under the 1933 Act, as amended, may be provided to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer of controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

Ivy Investment Management Company (IICO) is the investment manager of the Registrant. Under the terms of an Investment Management Agreement between IICO and the Registrant, IICO is to provide investment management services to the Registrant. IICO is a corporation which is not engaged in any business other than the provision of investment management services to those registered investment companies described in Part A and Part B of the Registration Statement and to other investment advisory clients.

Each director and executive officer of IICO has had as his sole business, profession, vocation or employment during the past two years only his duties as an executive officer and/or employee of IICO or its predecessors, except as to persons who are directors and/or officers of the Registrant and have served in the capacities shown in the Statement of Additional Information (SAI) of the Registrant. The address of the officers is 6300 Lamar Avenue, Shawnee Mission, Kansas 66202-4200.

As to each director and officer of IICO, reference is made to Part A and Part B of the Prospectus and SAI of this Registrant.

Item 32.	Principal Underwriter and Distributor

(a)

Ivy Distributors, Inc. (IDI) has served as principal underwriter and distributor to the Funds. Pursuant to the Principal Underwriting Agreement, IDI offers the Fund’s shares through financial advisors of Waddell & Reed, Inc. and sales managers and through other broker-dealers, banks and other appropriate intermediaries (the sales force). IDI also is the principal underwriter to the Ivy Variable Insurance Portfolios.

(b)	The information contained in the underwriter’s application on Form BD, as filed on December 17, 2018, SEC No. 8-27030, under the Securities Exchange Act of 1934, is herein incorporated by reference.

(c)	No compensation was paid by the Registrant to any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person.

Item 33.	Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are under the possession of Mr. Joseph W. Kauten and Mr. Philip A. Shipp, as officers of the Registrant, each of whose business address is Post Office Box 29217, Shawnee Mission, Kansas 66201-9217.

Item 34.	Management Services

There are no service contracts other than as discussed in Part A and B of the Registration Statement and listed in response to the Item numbers contained herein in this Part C of this Post-Effective Amendment.

Item 35.	Undertakings: Not applicable.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, That the undersigned, IVY FUNDS (hereinafter called the Trust), and certain trustees and officers for the Trust, do hereby constitute and appoint PHILIP J. SANDERS, MARK P. BUYLE, J. J. RICHIE and PHILIP A. SHIPP, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the names of each of such trustees and officers in his/her behalf as such trustee or officer as indicated below opposite his/her signature hereto, to any Registration Statement and to any amendment or supplement to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or amendment or supplement thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

Date: May 16, 2018

/s/ Philip J. Sanders	/s/ Frank J. Ross, Jr.
Philip J. Sanders, President	Frank J. Ross, Jr., Trustee

/s/ Joseph Harroz, Jr.	/s/ Michael G. Smith
Joseph Harroz, Jr., Chairman and Trustee	Michael G. Smith, Trustee

/s/ Jarold W. Boettcher	/s/ Edward M. Tighe
Jarold W. Boettcher, Trustee	Edward M. Tighe, Trustee

/s/ James M. Concannon
James M. Concannon, Trustee

/s/ James D. Gressett
James D. Gressett, Trustee

/s/ Henry J. Herrmann
Henry J. Herrmann, Trustee

/s/ Glendon E. Johnson, Jr.
Glendon E. Johnson, Jr., Trustee

Attest:

/s/ Jennifer K. Dulski
Jennifer K. Dulski, Secretary

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, and State of Kansas, on the 28th day of January, 2019.

IVY FUNDS
a Delaware statutory trust
(Registrant)

By /s/ Philip J. Sanders
Philip J. Sanders, President

Pursuant to the requirements of the Securities Act of 1933, and/or the Investment Company Act of 1940, this Post-Effective Amendment has been signed below by the following persons in the capacities indicated on the 28th day of January, 2019.

Signatures	Title

/s/ Joseph Harroz, Jr.*	Chairman and Trustee
Joseph Harroz, Jr.

/s/ Philip J. Sanders	President
Philip J. Sanders

/s/ Joseph W. Kauten	Vice President, Treasurer and
Joseph W. Kauten	and Principal Financial Officer

/s/ James M. Concannon*	Trustee
James M. Concannon

/s/ James D. Gressett*	Trustee
James D. Gressett

/s/ Henry J. Herrmann*	Trustee
Henry J. Herrmann

/s/ Glendon E. Johnson, Jr.*	Trustee
Glendon E. Johnson, Jr.

/s/ Frank J. Ross, Jr.*	Trustee
Frank J. Ross, Jr.

/s/ Michael G. Smith*	Trustee
Michael G. Smith

/s/ Edward M. Tighe*	Trustee
Edward M. Tighe

*By:	/s/ Philip A. Shipp
Philip A. Shipp
Attorney-in-Fact

ATTEST:	/s/ Jennifer K. Dulski
Jennifer K. Dulski Secretary